UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Eric Wietsma
1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1. Reports to Stockholders.

MassMutual Select Funds

Annual Report

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to mainly struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

MassMutual Select Funds – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 2.37%, lagging the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s overall shorter duration (relative to the benchmark), particularly in U.S. debt, during the first three quarters of the year was negative for its performance when interest rates fell sharply over the reporting period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) However, foreign interest rate exposure over the year was positive for returns, as global yields fell (and the prices of higher-quality foreign bonds rose) during the period in the midst of worldwide uncertainty and unprecedented volatility.

The Fund’s tactical positioning in U.S. government agency mortgage-backed securities (“MBS”) during the year was negative for performance, as MBS underperformed comparable Treasuries over the year. An overweight position, relative to the benchmark, in investment-grade corporate securities – particularly financial institutions – also detracted from the Fund’s full-year results, as this sector underperformed comparable Treasuries when corporate bonds came under pressure from increased stress and uncertainty in the European financial system.

Beyond core sectors, an overweight position in emerging-market securities detracted from the Fund’s full-year performance when they underperformed Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and Mexican peso, detracted from the Fund’s returns, as these currencies depreciated relative to the U.S. dollar. Additionally, the Fund’s exposure to Treasury Inflation-Protected Securities (“TIPS”) was negative on a relative basis. Conversely, a modest exposure to BABs (Build America Bond securities) was positive for performance, as this sector was one of the best-performing fixed-income asset classes in 2011, despite the expiration of the BAB program at the end of 2010.

With regard to derivatives, an underweight position in longer-maturity bonds achieved through interest rate swaps had a material effect on Fund performance, negatively impacting returns when long-term rates fell over the year. Conversely, holdings of eurodollar futures were positive for Fund performance when prices rallied over the year on Federal Reserve expectations of an extended low-interest rate environment through 2013.

Subadviser outlook

PIMCO expects global growth to fall in 2012. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets.

We also believe that global balance sheet deleveraging (i.e., debt reduction) will play a dominant role over the cyclical horizon, as deleveraging limits finance-based consumption and growth prospects worldwide.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Continued)

MassMutual Select PIMCO Total Return Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	79.3%
Aa/AA	16.1%
A/A	15.4%
Baa/BBB	8.2%
Ba/BB	6.8%
B and Below	5.6%
Equities	1.3%
Purchased Options	0.0%

Total Long-Term Investments	132.7%
Short-Term Investments and Other Assets and Liabilities	(32.7)%

Net Assets	100.0%

Securities Sold Short	(3.9)%

MassMutual Select PIMCO Total Return Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	104.6%
United Kingdom	7.6%
France	3.1%
Canada	2.9%
Ireland	2.0%
Australia	2.0%
Cayman Islands	1.8%
Netherlands	1.6%
Mexico	1.5%
Luxembourg	1.3%
Russia	0.8%
Switzerland	0.7%
Spain	0.6%
Japan	0.5%
United Arab Emirates	0.4%
Brazil	0.3%
India	0.3%
Germany	0.3%
Bermuda	0.1%
Italy	0.1%
Qatar	0.1%
Chile	0.1%
Republic of Korea	0.0%
Sweden	0.0%

Total Long-Term Investments	132.7%
Short-Term Investments and Other Assets and Liabilities	(32.7)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select PIMCO Total Return Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Class Z, and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 7/6/10 - 12/31/11
Class S	2.37%	3.54%
Class A	2.03%	3.32%
Class A (sales load deducted)*	-2.81%	0.00%
Class Y	2.21%	3.50%
Class L	2.13%	3.33%
Class N	1.77%	3.01%
Class N (CDSC fees deducted)*	0.79%	2.35%
Class Z	2.41%	3.73%
Barclays Capital U.S. Aggregate Bond Index	7.84%	5.54%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

+ From 8/2/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 6.61%, underperforming the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The first and fourth quarters of 2011 generated positive results and the second quarter saw mildly negative performance, but the market’s overwhelming preference for low-risk securities in the third quarter more than offset the Fund’s advantage versus the benchmark for the year. The Fund’s overweight position in corporate bonds, relative to the benchmark (particularly in the financial subsector), detracted significantly from performance, especially during the risk-averse third quarter. Continued strong corporate earnings were no match for overwhelmingly negative investor sentiment when the European debt crisis shook confidence across the globe. Fund holdings in emerging markets were also negatively affected when several currencies experienced steep declines versus the U.S. dollar late in the period and investors fled to traditionally safer refuges.

The Fund’s allocation to high-yield bonds also detracted, as investors shunned risk in the third quarter on increasing fears that the European crisis was on the verge of collapsing into contagion. Exposure to Treasury Inflation-Protected Securities (“TIPS”) detracted from Fund returns, as inflation expectations generally subsided despite the Federal Reserve’s (the “Fed”) continuation of quantitative easing over the first half of the period.

Non-agency mortgage-backed securities (“MBS”) detracted from Fund performance. Prices held up during the first quarter but faltered over the second. The MBS sector was negatively affected in the third quarter by the market’s general risk aversion and again in the fourth quarter due to negative technical factors and illiquid markets.

The Fund’s underweight position in U.S. government agency MBS added slightly to relative performance, as these securities underperformed for 2011 overall. The Fund’s bias toward longer-dated bonds added to performance when longer-term interest rates declined over the year. The Fed’s late third-quarter announcement of Operation Twist had a significant flattening effect on the yield curve. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Exposure to developed international markets was beneficial, as currency valuations generally worked for the Fund’s positions.

With regard to derivatives, the Fund used U.S. Treasury futures and options, eurodollar futures and options, and interest rate swaps to manage the Fund’s duration and yield curve exposure. Credit default swaps were utilized to manage and hedge credit exposure. Euro-bund futures were utilized to manage exposure to the German yield curve. The Fund also used currency forwards to manage its foreign currency exposure. Overall, the use of these derivative instruments detracted from performance in 2011.

Subadviser outlook

December’s economic data affirmed our long-held view that the economy continues to recover at a lackluster pace. We remain focused on events in Europe. Barring severe financial contagion stemming from a deepening crisis in Europe, we believe a protracted period of substandard growth will continue until structural impediments are addressed or worked off. We expect corporate bonds to perform modestly well throughout 2012 due to continued accommodation from the Fed, strong corporate balance sheets, and generally positive earnings reports.

In terms of strategy, as 2012 began the Fund continued to favor financials bonds, which remain discounted by the market. The Fund has also maintained a modest exposure to the high-yield bond sector and a neutral position in agency MBS. We believe that potential returns for non-agency mortgage bonds have solid upside potential, especially as payment delinquency rates have improved.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

MassMutual Select Strategic Bond Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	58.7%
Aa/AA	5.4%
A/A	14.3%
Baa/BBB	10.3%
Ba/BB	3.9%
B and Below	6.2%
Equities	0.2%
Purchased Options	0.0%
Warrants	0.0%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/04 - 12/31/11
Class S	6.61%	6.06%	5.17%
Class A	6.23%	5.62%	4.77%
Class A (sales load deducted)*	1.19%	4.60%	4.04%
Class Y	6.54%	5.99%	5.12%
Class L	6.43%	5.88%	5.03%
Class N	5.80%	5.27%	4.43%
Class N (CDSC fees deducted)*	4.80%	5.27%	4.43%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.61%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Strategic Balanced Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income by investing in a mix of equity securities and fixed income securities pursuant to a multi-managed approach under which two subadvisers independently manage different portions of the Fund’s assets. The Fund’s investment adviser, MassMutual, targets an allocation of 65% of the Fund’s assets to equity securities and 35% to fixed income securities; however, the allocation may fluctuate based on cash-flow activity and market conditions, among other factors, and MassMutual may change the allocation of the Fund’s assets between equity and fixed income securities from time to time. J.P. Morgan Investment Management Inc. (J.P. Morgan) manages the equity component and Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited), manage the fixed income component. Western Asset Limited manages the non-U.S. dollar denominated investments of Western Asset’s portion of the Fund. As of December 31, 2011, the Fund’s portfolio comprised 65% equity securities and 35% fixed income securities.

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Select Strategic Balanced Fund will be dissolved on or about June 22, 2012 (the “Termination Date”). Shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -1.70%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the -12.14% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Fund underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. The Fund’s -1.70% return trailed the 0.71% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category – and the 0.03% return of the Custom Balanced Index, which comprises the benchmark (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Aggregate Bond Index (35%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Fund’s equity component, underperformance in domestic equities was marked by a lack of winners rather than outsized losers. The number of detracting sectors was more broadly based, with an average of three of 21 sectors meaningfully contributing to performance. Overall for the year, overweighting stocks likely to outperform in a growing economy (banks, materials, software) and underweighting defensive stocks (real estate investment trusts, utilities, consumer staples, health care, and retail) – relative to the benchmark – had a negative impact on Fund performance. From a stock selection standpoint, big banks and brokers continued to struggle with regulatory uncertainty and record-low interest rates. Commodity exposures in basic materials also provided challenges, amid concerns over a global slowdown. In addition, stock selection in technology sectors, such as software and services, proved difficult. However, there were strong long-term results in technology and financials; systems hardware, pharmaceutical/medical technology and health services and systems also contributed to the Fund’s full-year returns.

With respect to the Fund’s equity positions in developed markets outside of the U.S. and Canada, from a sector perspective, banks and capital markets detracted from relative returns. At the regional level, the U.K. and Pacific Rim hurt the Fund’s performance. Conversely, the automotive and telecommunication services sectors added the most to relative returns for the year. At the regional level, Japan and Continental Europe were strong contributors.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

For the Fund’s fixed-income component, the first and fourth quarters of 2011 generated positive results and the second quarter saw mildly negative performance, but the market’s overwhelming preference for low-risk securities in the third quarter more than offset the Fund’s advantage versus the benchmark for the year. The Fund’s overweight position in corporate bonds (particularly in the financial subsector) detracted significantly from performance, especially during the risk-averse third quarter. Fund holdings in emerging markets were also negatively affected when several currencies experienced steep declines versus the U.S. dollar late in the period and investors fled to traditionally safer refuges.

The Fund’s underweight position in U.S. government agency mortgage-backed securities (“MBS”) added slightly to relative performance, as these securities underperformed for 2011 overall. The Fund’s bias toward longer-dated bonds added to performance when longer-term interest rates declined over the year. The Federal Reserve’s (the “Fed”) late third-quarter announcement of Operation Twist drove down long-term interest rates. Exposure to developed international markets was beneficial, as currency valuations generally worked for the Fund’s positions.

With regard to derivatives, the Fund used U.S. Treasury futures and options, eurodollar futures and options, and interest rate swaps to hedge against certain exposures. Credit default swaps were utilized to manage and hedge credit exposure. Euro-bund futures were utilized to manage exposure to certain aspects of the German bond market. The Fund also used currency forwards to manage its foreign currency exposure. Overall, the use of these derivative instruments detracted from performance in 2011.

Subadviser outlook

With respect to the Fund’s equity component, J.P. Morgan’s view is that the global economy will continue to grow, albeit at a very sluggish pace – although risks abound. We believe that sovereign debt issues in Europe will linger and, while policymakers will ultimately do what is needed to defend the integrity of the euro zone, a permanent solution will take time to implement.

For the Fund’s fixed-income component, December’s economic data affirmed Western Asset’s long-held view that the economy continues to recover at a lackluster pace. We remain focused on events in Europe. Barring severe financial contagion stemming from a deepening crisis in Europe, we believe that a protracted period of substandard growth will continue until structural impediments are addressed or worked off. We expect corporate bonds to perform modestly well throughout 2012 due to continued accommodation from the Fed, strong corporate balance sheets, and generally positive earnings reports.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

MassMutual Select Strategic Balanced Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equities	64.7%
Bonds & Notes	33.3%
Purchased Options	0.0%
Warrants	0.0%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Strategic Balanced Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	2.2%
Merck & Co., Inc.	1.7%
Schlumberger Ltd.	1.2%
Federal National Mortgage Association Pool #AD1593 4.500% 2/01/40	1.2%
Microsoft Corp.	1.2%
Wells Fargo & Co.	1.2%
Federal National Mortgage Association TBA Pool #9174 4.000% 3/01/40	1.2%
Occidental Petroleum Corp.	1.1%
Time Warner, Inc.	1.1%
Cisco Systems, Inc.	1.0%

13.1%

MassMutual Select Strategic Balanced Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	74.2%
United Kingdom	5.8%
Japan	3.8%
Switzerland	1.8%
France	1.4%
Germany	1.3%
Netherlands Antilles	1.2%
Netherlands	1.2%
Cayman Islands	0.8%
Australia	0.7%
Hong Kong	0.6%
Ireland	0.6%
Bermuda	0.6%
Panama	0.4%
Spain	0.4%
Denmark	0.4%
Sweden	0.3%
Republic of Korea	0.3%
Israel	0.3%
Mexico	0.3%
Canada	0.3%
Channel Islands	0.2%
Italy	0.2%
Finland	0.2%
Taiwan	0.2%
Belgium	0.1%
Norway	0.1%
Indonesia	0.1%
New Zealand	0.1%
Russia	0.1%
Austria	0.0%
Iceland	0.0%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	-1.70%	1.56%	3.62%
Class A	-2.14%	1.10%	3.16%
Class A (sales load deducted)*	-7.77%	-0.09%	2.40%
Class Y	-1.67%	1.53%	3.57%
Class L	-1.92%	1.35%	3.41%
Class N	-2.37%	0.80%	2.85%
Class N (CDSC fees deducted)*	-3.33%	0.80%	2.85%
S&P 500 Index#	2.11%	-0.25%	3.63%+
MSCI EAFE Index	-12.14%	-4.72%	3.87%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.44%+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%+
Custom Balanced Index	0.03%	11.26%	4.11%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 47% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 53% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 1.37%, outperforming the 0.39% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Loomis Sayles component of the Fund, the sector that contributed the most to performance was energy, due to Fund holdings such as El Paso, which advanced on better-than-expected pipeline earnings and its position as an acquisition target, and ExxonMobil, which tends to outperform during periods of market uncertainty and financial turmoil. Health insurer UnitedHealthcare advanced on strong industry underwriting pricing and subdued medical cost inflation. Conversely, the sectors that detracted most from performance were financial services and technology, due to Fund holdings such as Citigroup, Bank of America, and Alcatel-Lucent. Citigroup and Bank of America struggled due to investor concerns over regulatory reform, credit problems, and weak loan demand. Alcatel-Lucent suffered from a combination of poor operational performance and worsening end markets as 2011 progressed. With decreasing confidence in management’s ability to execute the turnaround, the Fund sold the position.

The Brandywine Global segment of the Fund emphasized higher-quality companies and avoided negative and non-earning companies, which benefited performance along with the Fund’s consistent avoidance of companies with the highest share change. The Fund was focused on companies with lower price-to-earnings ratios as well as larger market capitalizations, which helped it avoid the underperformance from the smaller end of the capitalization spectrum. Financials was, by far, the worst-performing sector in 2011, weighed down by the European debt crisis and new U.S. regulations. The Fund maintained a substantially underweight position, relative to the benchmark, throughout the year, particularly in the lower-quality companies, such as the largest banks. In the consumer discretionary sector, the Fund had its largest reduction in quite some time, moving from a substantially overweight position during the first half of the year to a slightly underweight position at year-end. The Fund’s overweight position helped while the price of oil was dropping, as retailers and restaurants benefited from the marginal increase in consumer spending power (from reduced gasoline expenditures). The Fund also reduced its weighting in the more defensive consumer staples sector during the market decline in the third quarter of 2011, by selling primarily food products and tobacco companies. The Fund increased its exposure to energy and fuel companies as company prices came back down to the Fund’s “buy” range. The Fund benefited from an overweight position in energy when oil prices rose sharply during the fourth quarter. Health care was the second-best-performing sector for the year and the Fund benefited from maintaining a consistently overweight position throughout the year. The Fund also benefited from stronger returns within technology, particularly in the software and technology services market segments. The Fund ended the year much the way it started – with a large overweight position in this sector, driven by companies with lower valuations and generally strong balance sheets.

Subadviser outlook

Loomis Sayles believes that while equity valuations are attractive and U.S. economic data are moderately improving, unexpected events can result in greater volatility. Our view is that equity performance for 2012 will hinge on both macro-economic developments and company-by-company business execution, and we expect a wider stock trading range in 2012.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Brandywine Global is of the opinion that the current investment environment is one where macro-economic issues dominate stock returns. Consequently, the Brandywine Global segment of the Fund will continue to have exposures that are both cyclical and defensive. On the cyclical side, the Fund has maintained an overweight position in the technology, industrials, and energy sectors, while maintaining an underweight position in utilities. The Fund expects to derive defensive aspects from being overweight in the health care sector and underweight in the financials sector.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Exxon Mobil Corp.	3.4%
Chevron Corp.	3.3%
General Electric Co.	3.0%
AT&T, Inc.	2.7%
JP Morgan Chase & Co.	2.5%
Pfizer, Inc.	2.4%
Wells Fargo & Co.	2.0%
Merck & Co., Inc.	1.8%
International Business Machines Corp.	1.8%
UnitedHealth Group, Inc.	1.7%

24.6%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	19.7%
Financial	18.4%
Communications	14.0%
Energy	13.4%
Industrial	11.8%
Technology	8.1%
Consumer, Cyclical	5.7%
Utilities	5.0%
Basic Materials	2.9%
Mutual Funds	1.0%
Diversified	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 10/15/04 - 12/31/11
Class S	1.37%	-4.54%	1.77%
Class A	0.83%	-5.03%	1.26%
Class A (sales load deducted)*	-4.97%	-6.14%	0.43%
Class Y	1.25%	-4.63%	1.67%
Class L	1.17%	-4.74%	1.57%
Class N	0.63%	-5.33%	0.94%
Class N (CDSC fees deducted)*	-0.37%	-5.33%	0.94%
Russell 1000 Value Index	0.39%	-2.64%	3.09%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 11/1/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -2.29%, underperforming the 0.39% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed its benchmark for the period, primarily due to weak stock selection. Sector positioning, a result of the Fund’s bottom-up, company-by-company stock selection process, also detracted. Stock selection was particularly weak in the health care, industrials, and materials sectors – which more than offset stronger selection in the financials and energy sectors. The Fund’s underweight position, relative to the benchmark, in the strong utilities sector also hurt the Fund’s relative full-year performance, but was partially offset by an underweight position in the lagging financials sector.

On a stock-specific basis, Fund holdings Ingersoll-Rand (industrials), The Mosaic Company (materials), and Cisco Systems (information technology) detracted the most from the Fund’s benchmark-relative returns. Ingersoll-Rand, a provider of climate control and security systems, declined during the period along with other residential segment companies due to higher copper prices. The Fund continues to hold the position, but sold some during the period. The Mosaic Company, a leading global producer of phosphate and potash fertilizers, performed poorly in response to the sharp selloff in grain prices. The company also reported a disappointing fourth-quarter outlook due to a delay in restarting a plant idled by summer flooding. Our conviction in the underlying value of this stock remains quite high, and the Fund maintains the position. Cisco Systems is a leading supplier of networking equipment, software, and services for corporate data networks and the Internet. Its share price fell in the first half of 2011 on a sharp decline in gross margins due to higher sales of lower-margin products. However, the stock began to perform better in the fourth quarter, as results and outlook positively surprised investors. The Fund continues to hold the position.

Among the top contributors to benchmark-relative returns were Fund holdings Philip Morris International (consumer staples), Marsh & McLennan (financials), and Marathon Oil (energy). Philip Morris is a U.S.-based tobacco company that manufactures and sells cigarettes and other tobacco-related products. Shares rose toward the end of the period when the company reported better-than-expected third quarter results. We believe the stock trades at an attractive valuation and have maintained the Fund’s position. Marsh & McLennan, an insurance brokerage company providing advice and solutions in risk, strategy, and human capital, increased over the period on higher-than-expected margins and earnings. Continued growth across four main operating segments, and efficient management changes also contributed to stock performance. The Fund increased its position, based on a positive outlook for further margin expansion. Finally, Marathon Oil, a large U.S. refiner and oil exploration company, announced a separation of refining and oil production in the first half of the year, which contributed to a large rally in the stock. The Fund continues to hold the position.

Subadviser outlook

Economic data in the United States improved in the fourth quarter of 2011. The U.S. unemployment rate fell to 8.6% in November, its lowest level since March 2009. Retail sales, housing, and consumer confidence data also have trended positively in recent months. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We remain focused on analyzing each stock in the Fund, and those under consideration for purchase, relative to a range of economic scenarios. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. Our view is that the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	3.5%
Wells Fargo & Co.	3.3%
AT&T, Inc.	3.1%
Pfizer, Inc.	2.8%
JP Morgan Chase & Co.	2.7%
General Electric Co.	2.4%
ACE Ltd.	2.3%
Intel Corp.	2.2%
Occidental Petroleum Corp.	2.2%
Merck & Co., Inc.	2.1%

26.6%

MassMutual Select Fundamental Value Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	86.2%
Switzerland	5.9%
Ireland	2.2%
United Kingdom	1.6%
Belgium	1.1%
Israel	1.1%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	22.0%
Consumer, Non-cyclical	20.8%
Energy	12.9%
Industrial	10.4%
Consumer, Cyclical	8.7%
Technology	7.3%
Communications	7.3%
Basic Materials	5.2%
Utilities	3.5%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-2.29%	-0.20%	3.76%
Class A	-2.65%	-0.64%	3.32%
Class A (sales load deducted)*	-8.25%	-1.81%	2.71%
Class Y	-2.20%	-0.24%	3.72%
Class L	-2.39%	-0.38%	3.57%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-2.95%	-0.94%	6.22%
Class N (CDSC fees deducted)*	-3.92%	-0.94%	6.22%
Russell 1000 Value Index	0.39%	-2.64%	6.31%+

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class Z and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-2.06%	4.00%
Russell 1000 Value Index	0.39%	7.64%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Value Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies that the Fund’s subadviser believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund’s subadviser is Pyramis Global Advisors, LLC (Pyramis).

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Select Value Equity Fund will be dissolved on or about June 22, 2012 (the “Termination Date”). Shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -6.34%, lagging the 0.39% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s holdings in the financials and telecommunication services sectors were two of the largest detractors from the Fund’s full-year performance. During the year, the Fund’s position in MF Global Holdings, a commodities and derivatives broker, weighed on performance in the financials sector when MF Global reported a third-quarter loss, then filed for Chapter 11 bankruptcy protection after negotiations failed to lead to the sale of the firm. The Fund’s investment in Latin American wireless operator NII Holdings detracted substantially from performance in the telecommunication services sector. The company had weak financial results for the third quarter and slashed its fiscal 2011 financial outlook due to volatile macro-economic conditions and significant depreciation of local currencies relative to the U.S. dollar.

Materials was the top-performing sector for the Fund, primarily due to its position in Ashland – and lack of exposure to aluminum producer Alcoa. Ashland, which provides adhesive and sealant products to a wide array of businesses, announced the acquisition of International Specialty Products for $3.2 billion – in a move to expand its personal care division. CVS Caremark was a top Fund holding in 2011. The pharmacy operator and health care provider reported strong third-quarter earnings driven by increased revenues in its Pharmacy Benefits Management segment. High-profile contracts from CalPERS, Aetna, Federal Employee Program, and Universal American in 2011 helped stop the decline in the number of pharmacy claims.

Subadviser outlook

As the economic environment has improved, we have continued to seek out companies with strong balance sheets trading at a discount to their earnings power in the context of the recovery. In the financials sector, at year-end, the Fund was overweight, relative to the benchmark, in selected diversified financial services companies that have benefited from increased pricing power and decreased competition in the wake of the financial crisis. These companies have seen higher profits in traditional banking services, along with improved balance sheet strength and a decline in risk-taking. As 2012 began, the Fund held an underweight position in REITs (real estate investment trusts) and an overweight position in selected parts manufacturers, which we believe can benefit from new product introductions. The Fund also held an overweight position in selected machinery stocks, which we expect should benefit from improving global economic conditions.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	4.7%
Pfizer, Inc.	3.8%
Berkshire Hathaway, Inc. Class B	3.7%
Wells Fargo & Co.	3.5%
JP Morgan Chase & Co.	3.2%
Cisco Systems, Inc.	2.3%
CVS Caremark Corp.	2.1%
Occidental Petroleum Corp.	2.1%
The Walt Disney Co.	2.1%
Amgen, Inc.	2.0%

29.5%

MassMutual Select Value Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	23.1%
Consumer, Non-cyclical	17.1%
Energy	13.8%
Communications	12.6%
Industrial	10.3%
Consumer, Cyclical	8.7%
Utilities	5.6%
Technology	5.5%
Basic Materials	2.7%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-6.34%	-3.45%	2.31%
Class A	-6.85%	-3.86%	1.85%
Class A (sales load deducted)*	-12.20%	-4.99%	1.25%
Class Y	-6.36%	-3.46%	2.27%
Class L	-6.62%	-3.62%	2.11%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-6.99%	-4.15%	3.95%
Class N (CDSC fees deducted)*	-7.92%	-4.15%	3.95%
Russell 1000 Value Index	0.39%	-2.64%	6.31%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund’s subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -4.15%, underperforming the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also lagged the 0.39% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s materials companies were the most significant detractors from performance on both an absolute basis and relative to the benchmark – which was amplified by an overweight position, relative to the benchmark, in this weak-performing sector. On a stock-specific basis, Fund holdings Sino-Forest and Sealed Air were among the largest detractors from Fund performance.

The Fund had more invested in financial companies than in any other sector – and these holdings turned out to be the second-largest detractors from the Fund’s absolute annual performance. The Fund’s financial companies outperformed the corresponding sector within the benchmark, but relative performance was offset somewhat by the Fund’s overweight position in this poor-performing sector. Fund holding American Express was among the most important contributors to performance. Conversely, Fund positions in Bank of New York Mellon, Wells Fargo, and Swiss bank Julius Baer were among the most significant detractors.

The Fund’s holdings in energy companies also hampered performance on both an absolute basis and relative to the benchmark – as those stocks significantly underperformed the corresponding sector within the benchmark. During the year, Fund holding Eog Resources was among the most important contributors to performance, whereas Fund positions in Devon Energy, Canadian Natural Resources, and Transocean detracted the most from Fund results within this sector.

On the positive side, consumer staples companies made important contributions to performance on both an absolute and relative basis, as Fund holdings within the sector outperformed the corresponding sector within the benchmark. The Fund also benefited from an overweight position in this strong-performing sector. CVS Caremark, Costco Wholesale, and Philip Morris International were among the best-performing Fund holdings in consumer staples.

While the benchmark increased little over the year, individual sectors within the benchmark advanced by as much as 20% (utilities) or decreased by as much as 17% (financials). The sectors within the benchmark that turned in the strongest performance over the year were utilities, consumer staples, and health care. The sectors that turned in the weakest performance were financials, materials, and industrials.

Subadviser outlook

The Fund’s long-term focus, from an investment standpoint, has typically resulted in low turnover of holdings and a measured reaction to past short-term performance from individual holdings on either the upside or the downside. The Fund’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

Consistent with the Fund’s low-turnover strategy, as of December 31, 2011, only two companies had dropped out of the Fund’s top 10 holdings (compared to the end of 2010). Bank of New York and Google replaced Devon Energy and Occidental Petroleum among the top 10 Fund holdings.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Costco Wholesale Corp.	5.7%
CVS Caremark Corp.	5.6%
American Express Co.	5.4%
Wells Fargo & Co.	5.1%
Bank of New York Mellon Corp.	4.3%
EOG Resources, Inc.	3.8%
Google, Inc. Class A	3.2%
Merck & Co., Inc.	3.2%
Canadian Natural Resources Ltd.	3.0%
Loews Corp.	2.8%

42.1%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	31.4%
Consumer, Non-cyclical	19.1%
Consumer, Cyclical	15.9%
Energy	12.2%
Communications	6.5%
Basic Materials	4.9%
Technology	4.1%
Industrial	3.2%
Diversified	1.2%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	78.0%
Switzerland	5.7%
Canada	5.5%
United Kingdom	2.9%
Hong Kong	2.3%
Netherlands	1.4%
Brazil	0.8%
China	0.7%
Netherlands Antilles	0.4%
Bermuda	0.4%
Mexico	0.4%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-4.15%	-2.10%	3.25%
Class A	-4.70%	-2.61%	2.75%
Class A (sales load deducted)*	-10.18%	-3.76%	2.14%
Class Y	-4.34%	-2.20%	3.16%
Class L	-4.37%	-2.34%	3.01%
S&P 500 Index#	2.11%	-0.25%	2.92%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-4.89%	-2.87%	4.93%
Class N (CDSC fees deducted)*	-5.84%	-2.87%	4.93%
S&P 500 Index#	2.11%	-0.25%	6.16%+
Russell 1000 Value Index	0.39%	-2.64%	6.31%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Indexed Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index (the “index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 1.69%, trailing the 2.11% return of the index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The index is not subject to fees or expenses, and it is not possible to invest directly in the index.

In 2011, large-capitalization stocks outperformed their small-cap counterparts. For the year, the best-performing sector in the index was utilities, which returned 19.91%. Consumer staples and health care gained 13.99% and 12.73%, respectively. The worst performers were financials, which declined 17.06%, and materials, which dropped 9.75%.

U.S. stocks finished 2011 relatively flat after consistently high levels of volatility. The year started well, as U.S. markets gained through February, but the combination of the earthquake in Japan and political uprisings across North Africa halted the rise in equity prices. Markets remained flat into the summer, but concerns began to mount about attempts to rescue Greece and other peripheral euro zone nations. Sovereign debt yields began to rise steadily in Spain and Italy.

In early August, volatility spiked and the index sank more than 200 points in a matter of days when credit rating agency Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ following a near default resulting from a Congressional stalemate. The European crisis then came to a head, as investors worried about the solvency of core European banks, which had been effectively cut off by U.S. dollar funding. As a result, the index fell dramatically through September, reaching a low of 1100. The U.S. Federal Reserve (the “Fed”) decided that the American economy needed another boost. Consequently, the Fed implemented “Operation Twist,” by beginning a program of buying longer-dated U.S. Treasury securities and selling shorter-dated ones, all in an effort to drive down long-term interest rates. Market volatility remained high; however, and it became clear that investors were reacting almost exclusively to European headlines.

In November, European leaders announced their intention to create a comprehensive solution to the crisis involving closer fiscal ties between the members, and the market rallied dramatically. Volatility, as measured by the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index (VIX) gradually fell to a relatively normal level of 23.40 at year end. The rally in the market continued through December, and the index finished slightly higher (including the impact of reinvested dividends) than where it had started at the beginning of 2011.

Subadviser outlook

Numerous forces will continue to influence the direction that the market takes throughout 2012. These include developments in the European debt crisis, the state of the economy in the United States, the outcome of the U.S. presidential election, and the direction that the U.S. Congress takes with respect to the debt ceiling, the growing deficit, and tax policy, to name just a few. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Indexed Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Exxon Mobil Corp.	3.5%
Apple, Inc.	3.2%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
The Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%

19.7%

MassMutual Select Indexed Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	22.2%
Technology	13.0%
Financial	13.0%
Energy	12.1%
Communications	11.3%
Industrial	10.6%
Consumer, Cyclical	8.8%
Utilities	3.7%
Basic Materials	3.4%
Diversified	0.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	1.69%	-0.66%	2.49%
Class A	1.42%	-0.89%	2.18%
Class A (sales load deducted)*	-4.42%	-2.06%	1.58%
Class Y	1.55%	-0.70%	2.45%
Class L	1.66%	-0.63%	2.45%
Class I	1.84%	-0.45%	2.72%
S&P 500 Index	2.11%	-0.25%	2.92%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	1.13%	-1.18%	5.11%
Class N (CDSC fees deducted)*	0.13%	-1.18%	5.11%
S&P 500 Index	2.11%	-0.25%	6.16%+

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

TOTAL RETURN	Since Inception 12/7/11 - 12/31/11
Class Z	0.00%
S&P 500 Index	0.09%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Core Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large, established companies. The Fund’s subadvisers are Victory Capital Management Inc. (Victory), which managed approximately 49% of the Fund’s portfolio; and The Boston Company Asset Management, LLC (The Boston Company), which was responsible for approximately 51% of the Fund’s portfolio, as of December 31, 2011.

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Select Core Opportunities Fund will be dissolved on or about June 22, 2012 (the “Termination Date”). Shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -6.34%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Victory component of the Fund, stock selection was the primary detractor from the Fund’s performance, relative to the benchmark. The sectors where the Fund’s stock-picking was weakest were consumer discretionary, energy, and health care. Within consumer discretionary, Fund holdings Ford, Staples, and Target were the largest detractors from performance for the year. Within energy, higher-risk and service-related companies, such as those the Fund invests in, underperformed larger-capitalization, fully integrated exploration and production holdings, which hurt relative performance. In health care, the Fund’s performance was also hampered by some of the more active stocks in the sector, such as Fund holdings Hospital Corporation of America, Boston Scientific, and Vertex Pharmaceuticals. The Fund’s rotation toward larger-capitalization, higher-quality companies with strong balance sheets was beneficial to performance in 2011 and included Pfizer, which advanced 29%; Kraft, up 23%; ExxonMobil, up 19%; and Intel, which gained 19%.

The Boston Company’s segment of the Fund benefited from sector allocation in 2011, but less-than-favorable stock selection in nine of 10 sectors hindered performance on both a relative and absolute basis. The Fund underperformed, relative to the benchmark, due to its holdings in the health care, consumer discretionary, energy, and financials sectors, but received a lift from an underweight position, relative to the benchmark, and strong stock selection in the materials sector. In the health care sector, several Fund holdings faced challenges: Warner Chilcott Plc’s stock struggled on mixed news from drug trials and on-the-horizon generic competition. Similarly, Dendreon Corp. faced challenges in the launch of its new drug for prostate cancer (the Fund sold the position). In the consumer discretionary sector, Fund holding Newell Rubbermaid Inc. declined when the company named a new chief executive who lowered the company’s outlook forecast. (The Fund sold the position.) Deckers Outdoor Corp., the maker of Uggs, declined on nervousness about warm weather in December and the possibility that low supply for some products would disappoint holiday shoppers. In energy, the Fund’s oil-sensitive holdings declined during the third quarter, when investors feared the worst for the world economy. In financials, the Fund’s holdings were vulnerable to changes in bank and economic sentiment. The Fund bought insurance stocks during the period, as companies started showing improving fundamentals for the first time since 2008 and very attractive valuations appeared. Initially somewhat detrimental, the Fund’s insurance holdings turned around in the fourth quarter. Conversely, helping the Fund’s full-year performance in the materials sector were its positions in chemicals companies – specifically, DuPont and CF Industries Holdings Inc. – and its avoidance of the more expensive commodities-related companies. The stock prices of these companies became inflated in sympathy with a run-up in prices of underlying commodities. Stocks the Fund did not own, particularly in metals/mining, proved to be the biggest contributors to relative returns within the materials sector.

Subadviser outlook

Victory believes that large-capitalization domestic equities are extremely attractive relative to other asset classes, but that structural issues related to massive debt levels in developed economies will continue to prove challenging for years to come. However, barring a U.S. recession or major dislocation in the European region, we believe stock prices will move higher.

In The Boston Company’s view, as recently as the third quarter of 2011, fears persisted that the U.S. economy could fall back into recession – but such fears have now almost completely been alleviated. Barring a complete breakdown in Europe, we believe the U.S. will continue to “decouple” from Europe’s woes and that investors will eventually rotate into stocks with solid cash flow, attractive valuations, compelling long-term potential, and positive catalysts.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	4.0%
Pfizer, Inc.	3.0%
Google, Inc. Class A	2.1%
JP Morgan Chase & Co.	2.0%
Microsoft Corp.	2.0%
The Boeing Co.	2.0%
Chevron Corp.	1.7%
Anadarko Petroleum Corp.	1.7%
Target Corp.	1.7%
Unilever PLC Sponsored ADR (United Kingdom)	1.5%

21.7%

MassMutual Select Core Opportunities Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	26.6%
Technology	13.7%
Communications	13.2%
Energy	12.8%
Financial	11.3%
Consumer, Cyclical	8.9%
Industrial	8.4%
Utilities	3.0%
Basic Materials	2.2%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 3/31/06 - 12/31/11
Class S	-6.34%	-0.11%
Class A	-6.83%	-0.60%
Class A (sales load deducted)*	-12.19%	-1.61%
Class Y	-6.48%	-0.20%
Class L	-6.67%	-0.37%
Class N	-7.08%	-0.89%
Class N (CDSC fees deducted)*	-8.01%	-0.89%
S&P 500 Index	2.11%	1.63%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 1.50%, lagging the 2.64% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also underperformed the 2.11% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The primary relative detractor from the Fund’s 2011 performance came from the energy sector, where the Fund had weak stock selection. Share prices of Fund holding Peabody Energy, the world’s largest private sector coal company, continued to slide on falling coal prices and concerns about slowing global demand. Falling oil prices weakened the stock price of Fund holding Schlumberger, the world’s largest oilfield services and equipment provider, as the company generally experiences more business demand when energy prices are high.

An underweight position, relative to the benchmark, in the consumer staples sector also hampered the Fund’s full-year results, as consumer staples was a top performer in the benchmark. As market volatility persisted during 2011, investors turned from risk toward more defensive sector positions such as consumer staples stocks.

Stock selection and an unfavorable overweight position in the poor-performing financials sector adversely affected the Fund’s relative results. Shares of Fund holding JPMorgan Chase fell on European debt concerns and macroeconomic issues in the United States. Fund holding Goldman Sachs also slid when the company experienced declining revenue from its investment banking and trading segments.

On the positive side, Fund holdings in information technology outperformed. MasterCard reported impressive transaction volume growth in its global payment network, particularly outside the United States, where more consumer spending is shifting from cash and checks to electronic payments. Increased consumer spending leading into the holiday season also helped fuel the credit-card giant’s stock performance, which benefited the Fund. Shares of Apple, the Fund’s overall top contributor for the year, rose on continued reports of strong growth.

Stock selection drove relative outperformance within industrials and business services, as Fund holding Fastenal, an industrial hardware supplier, reported strong sales, particularly among international and service end markets. This advantage, however, was partially offset by an unfavorable overweight position in the sector.

Subadviser outlook

We continue to look for slow to moderate economic growth in the United States, and although expectations have come down, we still expect stronger growth from developing markets. Corporate earnings growth continues to be healthy, U.S. economic indicators are improving, and low interest rates are a positive for equities. We believe the high-quality, consistent-growth companies that the Fund focuses on are especially attractive and could do well even in a modest economic recovery. However, investors may be hesitant to embrace economic recovery until U.S. policymakers develop a credible plan for dealing with structural deficits and worries about potential contagion effects from the European sovereign debt crisis subside.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	8.6%
Google, Inc. Class A	5.7%
Amazon.com, Inc.	3.7%
Danaher Corp.	3.2%
MasterCard, Inc. Class A	2.7%
Praxair, Inc.	2.4%
QUALCOMM, Inc.	2.3%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.2%
Priceline.com, Inc.	2.2%
Schlumberger Ltd.	2.2%

35.2%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Communications	23.5%
Consumer, Cyclical	16.4%
Consumer, Non-cyclical	13.6%
Industrial	13.4%
Technology	13.0%
Energy	7.7%
Financial	7.5%
Basic Materials	4.0%
Mutual Funds	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	1.50%	1.91%	1.99%
Class A	1.16%	1.47%	1.51%
Class A (sales load deducted)*	-4.66%	0.27%	0.91%
Class Y	1.51%	1.84%	1.89%
Class L	1.42%	1.69%	1.75%
Russell 1000 Growth Index#	2.64%	2.50%	2.60%
S&P 500 Index	2.11%	-0.25%	2.92%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	0.69%	1.12%	4.79%
Class N (CDSC fees deducted)*	-0.31%	1.12%	4.79%
Russell 1000 Growth Index#	2.64%	2.50%	6.70%+
S&P 500 Index	2.11%	-0.25%	6.16%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital and future income by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, Inc. (Rainier).

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Select Large Cap Growth Fund will be dissolved on or about June 22, 2012 (the “Termination Date”). Shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -4.31%, underperforming the 2.64% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance, relative to the benchmark, was partially due to stock selection, which ran contrary to what the market favored during 2011 and included missed opportunities in some large companies. At the same time, investors grew more enamored with large-capitalization stocks, particularly those with high dividend yields, which is not typically an area of emphasis for the Fund’s investment discipline. In fact, dividend yield, rather than earnings or simple price appreciation, was the main factor associated with high returns in 2011.

The Fund’s technology shares were its biggest detractors for the year and accounted for a significant amount of underperformance. Fund holdings Rovi Corp., an intellectual-property licensing firm known for its TV program guides; Juniper Networks Inc. (communications/networking gear); and Broadcom Corp. (semiconductors) were the worst performers for the year. Interestingly, the Fund’s decision to avoid IBM – a large detractor from the benchmark’s performance during the year – contributed to the Fund’s relative results in the fourth quarter of 2011. On the positive side, the Fund’s significant position in Apple Inc. was the largest technology contributor for the year. Apple’s new product enhancements, such as the iPhone 4s, continued to drive revenue and profit growth, despite the October death of founder Steve Jobs.

Another area where the Fund lagged in 2011 was consumer discretionary, which hampered the Fund’s relative performance. In short, the underperformance of Fund holdings Marriott International Inc. and Abercrombie & Fitch Co. overwhelmed the outperformance of two of the Fund’s other investments – Limited Brands Inc. and CBS Corp. Although the Fund’s producer durables sector was a poor performer for the year due to the underperformance of Fund holdings such as ManpowerGroup (workforce solutions) and Paccar Inc. (trucks), the sector benefited from the positive impact of Fund holding Goodrich Corp.’s (aerospace manufacturing) purchase by industrial conglomerate United Technologies.

On a more positive note, the health care sector was the top contributor to relative performance in 2011. The top performer for the sector and one of the best in the Fund overall was Alexion Pharmaceuticals Inc., which returned almost 80%. The company makes a specialized drug related to a blood disease that received additional labeling, which is boosting growth. The Fund’s positions in pharmaceutical companies Shire PLC and Allergan Inc. posted impressive returns of 44% and 28%, respectively. Other contributors included Perrigo Co., a maker of store-brand over-the-counter drugs, an industry in which the company has a dominant market share. Increasing sales of over-the-counter and generic drugs will likely provide opportunities for growth in the coming years.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Subadviser outlook

The well-advertised success of mega-capitalization stocks and dividend-paying high-yield shares in 2011 seems unlikely to be repeated in 2012. For one, these stocks are generally selling well above their historical relative price/earnings (P/E) valuation averages, and they usually offer very little growth in earnings. In our view, in 2012, stocks of those companies that can demonstrably grow earnings at a higher rate than their peers and have the financial wherewithal to grow (or initiate) dividends will be in a good position to flourish. Consequently, this is where we are placing our emphasis. As the dust settles, as it did after the six-month market hiatus of 2008-2009, we believe attractively priced growth companies will again be equity market leaders.

MassMutual Select Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	5.1%
Google, Inc. Class A	2.5%
Chevron Corp.	2.5%
Precision Castparts Corp.	2.3%
QUALCOMM, Inc.	2.2%
The Coca-Cola Co.	2.1%
Schlumberger Ltd.	2.1%
Visa, Inc. Class A	2.0%
CSX Corp.	1.9%
American Tower Corp. Class A	1.8%

24.5%

MassMutual Select Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	20.8%
Technology	16.5%
Industrial	11.8%
Communications	10.9%
Energy	10.0%
Consumer, Cyclical	9.6%
Financial	8.8%
Basic Materials	6.1%
Utilities	2.3%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-4.31%	-0.80%	0.11%
Class A	-4.69%	-1.21%	-0.33%
Class A (sales load deducted)*	-10.17%	-2.38%	-0.92%
Class Y	-4.36%	-0.77%	0.09%
Class L	-4.68%	-1.09%	-0.01%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights and warrants. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 51% of the Fund’s portfolio; and Delaware Management Company (DMC), which was responsible for approximately 49% of the Fund’s portfolio, as of December 31, 2011. Effective April 1, 2011, the name of this Fund changed from MassMutual Select Aggressive Growth Fund to MassMutual Select Growth Opportunities Fund. The Fund’s investment approach remains the same.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 4.82%, outperforming the 2.64% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The strong performance of the Sands Capital component of the Fund was primarily due to the Fund’s sector allocations. On a stock-specific basis, the largest individual contributors to the Fund’s performance, relative to the benchmark, in 2011 were Visa (payment technology), Intuitive Surgical (medical robotics), Alexion Pharmaceuticals (drugs), Starbucks (coffee), and W.W. Grainger (industrial supplies). The largest detractors from relative performance were Illumina (genetic analysis), Salesforce.com (enterprise software), Netflix (entertainment), Cree (lighting and electronics), and OpenTable (restaurant reservations). During the year, the Fund initiated positions in four holdings – Priceline (travel), OpenTable, Regeneron Pharmaceuticals (drugs), and Coach (luxury apparel and accessories) – on the belief that each has the potential to deliver significant earnings growth over the next three to five years. Conversely, the Fund eliminated three positions in 2011, because of changes to the companies, including diminished growth prospects, or because other, better opportunities were identified elsewhere. The stocks that the Fund sold were Staples (office supplies), Cree, and Varian Medical Systems (x-ray and inspection equipment).

In the Fund’s DMC segment, a mix of sector allocation and stock selection drove performance in 2011, though the majority of the performance came from the latter. The Fund’s stock selection was strong in the technology and financial sectors, but was offset by less-favorable performance in the consumer staples and consumer discretionary sectors. The Fund’s technology holdings were especially strong contributors to performance, with six of the Fund’s eight holdings in that sector appreciating significantly for the year. Furthermore, while the Fund held an overweight position, relative to the benchmark, in financials, holdings in that sector were primarily not in stocks such as banks and insurance companies, but rather in the “transaction” companies of exchanges and payment networks whose business models depend on transaction activity, not on the level or spread of interest rates. This focus on business model strength, as opposed to any particular bet on the direction of the economy or interest rates, helped generate strong relative performance in this sector during the reporting period. Finally, the Fund’s underperformance in the consumer staples sector was due to both an underweight position (in one of the strongest-performing sectors in the benchmark) and weak performance by holdings in that sector.

Subadviser outlook

Sands Capital believes that, given the ever-changing currents of the global economy, fear and uncertainty have caused many investors to reduce their investment time horizon. In our view, successful investing is a long-term endeavor that requires ongoing rigorous due diligence, patience and discipline. Sands Capital believes that uncertainty relating to various global economic conditions has created numerous opportunities for today’s long-term investor.

DMC is of the opinion that, although the domestic equity market posted a slightly positive return for 2011, many investors still appear conflicted about the level of future global economic growth. While fundamentals may still be trending in a positive direction, DMC believes the lingering effects of the credit crisis could lead to moderate growth in 2012, rather than a typical post-recessionary boom cycle.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	7.4%
Visa, Inc. Class A	6.8%
Google, Inc. Class A	5.8%
QUALCOMM, Inc.	5.2%
Allergan, Inc.	4.1%
Priceline.com, Inc.	3.2%
Nike, Inc. Class B	3.2%
IntercontinentalExchange, Inc.	3.1%
Amazon.com, Inc.	2.7%
Salesforce.com, Inc.	2.7%

44.2%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Communications	25.2%
Consumer, Non-cyclical	23.8%
Technology	15.9%
Consumer, Cyclical	12.8%
Energy	9.6%
Financial	5.5%
Industrial	2.8%
Basic Materials	2.7%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	4.82%	4.58%	3.94%
Class A	4.34%	4.06%	3.42%
Class A (sales load deducted)*	-1.66%	2.83%	2.81%
Class Y	4.73%	4.47%	3.84%
Class L	4.66%	4.30%	3.67%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	4.02%	3.71%	7.37%
Class N (CDSC fees deducted)*	3.02%	3.71%	7.37%
Russell 1000 Growth Index	2.64%	2.50%	6.70%+

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class Z and the Russell 1000 Growth Index.

TOTAL RETURN	Since Inception 12/7/11 - 12/31/11
Class Z	-0.67%
Russell 1000 Growth Index	-0.99%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

Prior to February 22, 2012, the Fund sought to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. Under normal circumstances, the Fund invested at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund’s subadviser was Northern Trust Investments, Inc. (NTI).

Effective February 22, 2012, the Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

On February 22, 2012, pursuant to the approval of the Board of Trustees of the Fund (the “Board”), the Fund’s name, investment objective, and investment strategy changed to permit the Fund to be “actively” managed. In conjunction with these changes, the Board approved a new subadviser for the Fund, Wellington Management, to replace NTI and to begin actively selecting investments in an attempt not only to match, but potentially to outperform the Fund’s new benchmark index, the Russell 1000® Growth Index. (It is, of course, also possible that an actively managed fund will underperform its benchmark index.) Prior to this date, the Fund had been named MassMutual Select NASDAQ-100® Fund and was “passively” managed – meaning that the Fund’s investment manager attempted to provide an investment return comparable to that of the Fund’s benchmark index, the NASDAQ-100 Index.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned 3.13%, outperforming the 2.70% return of the NASDAQ-100 Index (the “index”). The index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the index in 2011 because of payments the Fund received as a result of the settlement of a class action lawsuit against Adelphia Communications, one of the Fund’s former holdings. The Fund’s performance includes the impact of fees and expenses necessary for the management and operation of the Fund. The index is not subject to fees or expenses, and it is not possible to invest directly in the index.

The best-performing sector within the index for the year was consumer staples, which returned 10.05%. Health care gained 7.93%, and consumer discretionary advanced 7.00%. The worst performers were industrials and telecommunication services, which declined 10.15% and 6.27%, respectively.

U.S. stocks finished 2011 relatively flat after consistently high levels of volatility. The year started well, as U.S. markets gained through February, but the combination of the earthquake in Japan and political uprisings across North Africa halted the rise in equity prices. Markets remained flat into the summer, but concerns began to mount about attempts to rescue Greece and other peripheral euro zone nations. Sovereign debt yields began to rise steadily in Spain and Italy.

In early August, volatility spiked and the S&P 500 Index sank more than 200 points in a matter of days when credit rating agency Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ following a near default resulting from a Congressional stalemate. The European crisis then came to a head, as investors worried about the solvency of core European banks, which had been effectively cut off by U.S. dollar funding. As a result, the S&P 500 Index fell dramatically through September, reaching a low of 1100. The U.S. Federal Reserve (the “Fed”) decided that the American economy needed another boost. Consequently, the Fed implemented “Operation Twist,” by beginning a program of buying longer-dated U.S. Treasury securities and selling shorter-dated ones, all in an effort to drive down long-term interest rates. Market volatility remained high; however, and it became clear that investors were reacting almost exclusively to European headlines.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Continued)

In November, European leaders announced their intention to create a comprehensive solution to the crisis involving closer fiscal ties between the members, and the market rallied dramatically. Volatility, as measured by the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index (VIX) gradually fell to a relatively normal level of 23.40 at year end. The rally in the market continued through December, and the S&P 500 Index finished slightly higher (including the impact of reinvested dividends) than where it had started at the beginning of 2011.

Subadviser outlook

Numerous forces will continue to influence the direction that the market takes throughout 2012. These include developments in the European debt crisis, the state of the economy in the United States, the outcome of the U.S. presidential election, and the direction that the U.S. Congress takes with respect to the debt ceiling, the growing deficit, and tax policy, to name just a few. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the index.

NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	15.3%
Microsoft Corp.	8.9%
Google, Inc. Class A	6.7%
Oracle Corp.	5.3%
Intel Corp.	5.0%
Cisco Systems, Inc.	4.0%
QUALCOMM, Inc.	3.7%
Amazon.com, Inc.	3.2%
Amgen, Inc.	2.3%
Comcast Corp. Class A	2.0%

56.4%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Technology	47.7%
Communications	30.4%
Consumer, Non-cyclical	14.0%
Consumer, Cyclical	7.5%
Industrial	1.6%
Basic Materials	0.5%
Energy	0.1%

Total Long-Term Investments	101.8%
Short-Term Investments and Other Assets and Liabilities	(1.8)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	3.13%	5.52%	3.73%
Class A	2.57%	4.96%	3.19%
Class A (sales load deducted)*	-3.32%	3.73%	2.58%
Class Y	2.89%	5.43%	3.59%
Class L	2.87%	5.27%	3.45%
NASDAQ-100 Index	2.70%	5.33%	3.75%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class N, Class N (CDSC fees deducted), and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	2.46%	4.65%	8.82%
Class N (CDSC fees deducted)*	1.46%	4.65%	8.82%
NASDAQ-100 Index	2.70%	5.33%	9.78%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -0.23%, underperforming the 1.50% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s sector weights exerted a negative impact on performance in 2011, but overall stock selection proved beneficial. The Fund’s investments in the energy and consumer discretionary sectors were the main detractors from its performance versus the benchmark for the year. Conversely, Fund holdings in the technology, financials, and industrials sectors – and a lack of exposure to materials stocks – contributed most to the Fund’s relative performance. The Fund’s sector and industry selections are a direct result of its bottom-up, company-by-company stock selection process.

In 2011’s challenging economic environment, the Fund made several purchases and sales in an attempt to deal with the ongoing market volatility. For instance, in the consumer discretionary sector, the Fund added Cabela’s (a hunting, fishing, and outdoor gear retailer) and CarMax (a retail used car distributor) – and eliminated Tiffany & Co. (a luxury jeweler) during the year.

The Fund also added one new energy stock, Dresser-Rand (a manufacturer of products for the oil, gas, chemical, petrochemical, process, power, and military industries), while selling Range Resources (a company with natural gas assets, including natural-gas-yielding Marcellus Shale rock) and Transocean (an offshore drilling company). The Fund also invested in industrials company Fortune Brands Home & Security – while removing no holdings from that sector.

In the financials sector, the Fund eliminated its position in Bank of New York Mellon and didn’t add any new companies in the sector. In technology, the Fund initiated a position in Visa and sold its investment in Hewlett-Packard.

Finally, the Fund had no exposure to consumer staples, health care, materials, or telecommunications stocks – and no changes were made to the Fund’s utilities sector holdings during the reporting period.

Subadviser outlook

While we note there is no guarantee of stability in Europe or legislative progress here in the United States, we believe the stock market has strong potential for appreciation, given current balance-sheet strength, excess liquidity, and recent profit trends. Indeed, corporate profit margins are at record levels, driven by rising productivity, growing exports, moderating commodity costs, and low interest rates and inflation.

Investors have been through periods like this before, and we know that such high levels of market correlation and anxiety provide investors with an important long-term advantage. While the equity market appears priced for the current state of affairs to continue indefinitely, we don’t think it’s unreasonable to imagine a different, better market result in 2012 and beyond. In our view, the Fund’s emphasis on owning great businesses at depressed prices can also be highly rewarding in the long run.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Intel Corp.	7.9%
Visa, Inc. Class A	6.9%
Wells Fargo & Co.	5.8%
Robert Half International, Inc.	5.3%
Cabela’s, Inc.	5.2%
Penn National Gaming, Inc.	5.2%
Carnival Corp.	5.0%
National Oilwell Varco, Inc.	5.0%
The Boeing Co.	4.8%
Applied Materials, Inc.	4.8%

55.9%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Cyclical	23.7%
Technology	17.4%
Energy	16.6%
Industrial	12.8%
Consumer, Non-cyclical	12.3%
Financial	12.0%
Utilities	3.3%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Focused Value Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	89.1%
Panama	5.0%
Canada	4.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-0.23%	2.97%	7.82%
Class A	-0.79%	2.45%	7.27%
Class A (sales load deducted)*	-6.49%	1.24%	6.64%
Class Y	-0.35%	2.87%	7.71%
Class L	-0.48%	2.71%	7.55%
Russell 1000 Index	1.50%	-0.02%	3.34%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-1.02%	2.15%	9.22%
Class N (CDSC fees deducted)*	-1.99%	2.15%	9.22%
Russell 1000 Index	1.50%	-0.02%	6.58%+

Hypothetical Investments in MassMutual Select Focused Value Fund Class Z and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-0.12%	3.65%
Russell 1000 Index	1.50%	7.61%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are NFJ Investment Group LLC (NFJ), which managed approximately 33% of the Fund’s portfolio; and Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 67% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -2.84%, trailing the -1.38% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Systematic component of the Fund, the subadviser’s rigorous, bottom-up process of identifying high-quality stocks, based on strong earnings and underlying company fundamentals, faced challenges throughout 2011’s market environment. Sector allocation played a smaller role in the Fund’s relative underperformance, with the majority attributable to stock selection. Information technology, materials, and energy were the largest hindrances to performance, while bright spots emerged within consumer discretionary and utilities companies. The Fund’s underweight position in utilities, relative to the benchmark, was the most significant negative factor. All of the underperformance for 2011 came in the third quarter, as the Fund produced positive relative results in the first, second, and fourth quarters.

For the Fund’s NFJ component, stock selection was the primary driver of outperformance, particularly within the materials and financials sectors. Though 2011 was a difficult year for financial firms and natural-resource companies, the Fund’s selection of high-quality, dividend-paying holdings were better able to weather these conditions. Stock selection in the information technology and consumer staples sectors also contributed, while those in the industrials and energy sectors lagged. The Fund’s underweight position in financials was helpful, as this sector faced significant challenges. More defensive sectors were able to withstand the year’s volatility, and the Fund’s overweight position in consumer staples proved beneficial. The Fund’s underweight position in industrials contributed, but its overweight position in the information technology sector detracted from performance.

Subadviser outlook

In Systematic’s view, the U.S. economy is just entering the middle of this cycle, a period that may well be elongated relative to past economic cycles, given the muted nature of the recovery thus far. We are confident in our expectation for the return of the correlation between stock prices and earnings. In the meantime, we continue to position the Systematic component of the Fund accordingly. Our belief is that the very compelling recent equity valuations will be too tempting for investors to ignore for long.

NFJ expects to see continued volatility combined with slow growth in the U.S. – and flat to negative growth in Europe during 2012. While many U.S. companies have strong balance sheets and excess cash on hand, it may take years for European countries to cure their debt overhang and repair balance sheets. During periods of slow, or even negative, economic growth, corporate profits can be limited, making dividend payouts an increasingly important portion of an equity investor’s total return. With future outcomes in the world’s economic and political situations uncertain and fixed-income yields consistently below inflationary rates, the Fund’s dividend-paying strategies are positioned in an attempt to help investors access real returns and growth potential in 2012. As the investment environment appears murky, we will continue to invest cautiously and seek attractive entry points for dividend-paying, high-quality securities that can be held over the long term.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

NiSource, Inc.	2.2%
Fifth Third Bancorp	1.8%
PPL Corp.	1.8%
Lear Corp.	1.7%
FirstEnergy Corp.	1.6%
Discover Financial Services	1.5%
KeyCorp	1.5%
Ryder System, Inc.	1.5%
Energen Corp.	1.5%
SLM Corp.	1.5%

16.6%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	26.3%
Consumer, Non-cyclical	16.2%
Consumer, Cyclical	12.4%
Utilities	12.4%
Industrial	9.5%
Basic Materials	6.8%
Technology	6.3%
Energy	6.3%
Communications	2.5%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 8/29/06 - 12/31/11
Class S	-2.84%	-0.79%	1.81%
Class A	-3.39%	-1.30%	1.29%
Class A (sales load deducted)*	-8.95%	-2.46%	0.17%
Class Y	-3.02%	-0.89%	1.70%
Class L	-3.37%	-1.09%	1.51%
Class N	-3.67%	-1.57%	1.01%
Class N (CDSC fees deducted)*	-4.63%	-1.57%	1.01%
Russell Midcap Value Index	-1.38%	0.04%	1.82%+

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class Z and the Russell Midcap Value Index.

TOTAL RETURN	Since Inception 12/7/11 - 12/31/11
Class Z	-0.84%
Russell Midcap Value Index	0.44%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 9/1/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 58% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 42% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -3.91%, outpacing the -5.50% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Wellington Management component, the Fund’s outperformance was largely due to strong stock selection in the industrials, information technology, and financials sectors. Certain sector weightings detracted from the Fund’s results. The Fund’s underweight position, relative to the benchmark, in the top-performing utilities sector dragged on returns, but was partially offset by positive results from the Fund’s underweight position in the poor-performing financials sector. Top-performing Fund holdings, on a relative basis, included Delphi Financial Group (financials), Kirby (industrials), and Maximus (information technology). Delphi Financial, an insurance holding company specializing in life, disability, and excess worker compensation insurance, advanced after the company agreed to be acquired by Tokio Marine at a significant premium to its stock price. Kirby, an inland barge operator, saw its shares gain on strong petrochemical shipment volumes, increased fleet utilization, and improved contract pricing. The company announced three large acquisitions during the first quarter of 2011, which could generate attractive returns on capital over the next few years. Maximus, an outsourcing services provider for government health and human services agencies, reported robust quarterly results driven by international employment services business. Conversely, the top relative detractors from Fund performance for the period were holdings in Penn Virginia (energy), Charles River Labs (health care), and Platinum Underwriters (financials). Penn Virginia, an independent oil and gas exploration and production company, declined on lower-than-expected earnings. Charles River Labs, a contract research organization (CRO) and the largest provider of animal research models, lost value over investor concerns regarding lack of recovery in toxicology and preclinical studies. The stock price of Platinum Underwriters, a provider of property and marine casualty and finite risk reinsurance coverages, went lower after multiple catastrophes during the first half of 2011, including the earthquakes in New Zealand and Japan, which are expected to negatively impact book value.

Within the Fund’s Barrow Hanley segment, the Fund’s lack of exposure to defensive sectors – primarily utilities, consumer staples, and health care – hampered its performance relative to the benchmark. Elsewhere, the Fund’s aggressive stock selection in industrials and premature timing in the financials sector also hurt the Fund. On the other hand, these same two sectors contributed significantly to the Fund’s fourth-quarter relative performance. For the year as a whole, superior returns in the information technology and consumer discretionary sectors slightly contributed to the Fund’s performance.

Subadviser outlook

Wellington continues to find attractively valued investment opportunities created by the inefficiencies in pricing frequently found among small and mid-cap companies. At the end of 2011, the Fund held the largest overweight position in the industrials and consumer discretionary sectors. Conversely, the Fund remained significantly underweight in the financials and utilities sectors.

Barrow Hanley believes that equity investors appear cautious and fatigued after enduring so much volatility for so little gain in 2011. We feel that volatility will likely remain as investors continue to react more to global events, central bank actions, and headlines – rather than to underlying fundamentals of individual companies. Our view is that a renewed interest in U.S. equities is encouraging, although such a low level of risk-free interest rates may limit the absolute return of “riskier” assets, such as domestic equities.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

RSC Holdings, Inc.	2.5%
Carlisle Cos., Inc.	1.9%
Delphi Financial Group, Inc. Class A	1.8%
Mentor Graphics Corp.	1.7%
Belden, Inc.	1.5%
Mattel, Inc.	1.5%
Prosperity Bancshares, Inc.	1.5%
Oshkosh Corp.	1.4%
Fiserv, Inc.	1.4%
The Men’s Wearhouse, Inc.	1.4%

16.6%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Industrial	29.9%
Consumer, Cyclical	19.1%
Financial	18.4%
Consumer, Non-cyclical	13.3%
Technology	7.7%
Utilities	3.5%
Energy	3.1%
Basic Materials	1.9%
Communications	1.2%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 3/31/06 - 12/31/11
Class S	-3.91%	-2.39%	-0.48%
Class A	-4.34%	-2.85%	-0.96%
Class A (sales load deducted)*	-9.84%	-3.99%	-1.97%
Class Y	-3.93%	-2.46%	-0.57%
Class L	-4.34%	-2.66%	-0.74%
Class N	-4.65%	-3.15%	-1.26%
Class N (CDSC fees deducted)*	-5.60%	-3.15%	-1.26%
Russell 2000 Value Index	-5.50%	-1.87%	-0.18%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 39% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 52% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 9% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -2.51%, outpacing the -5.50% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also outperformed the -4.18% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Fund’s T. Rowe Price component, stock selection drove the component’s outperformance of the benchmark during 2011, while sector allocation proved to be a hindrance. The component benefited from stock selection in the industrials and business services sector, where component holdings Kirby (tank barges), Landstar System (freight systems), Genesee & Wyoming (railroads), and Alaska Air Group (airlines) were among the top contributors. The materials sector was also an area of outperformance due to stock selection. Notable contributors within the sector included component holdings Innospec (chemicals) and Carpenter Technology (metals). The component’s consumer discretionary stocks outpaced those in the benchmark, helped by the component’s investment in Aarons, a rent-to-own retailer. Conversely, the consumer staples sector detracted from the component’s relative performance, as stock selection, especially in component holdings Nash Finch (wholesale foods) and Alliance One International (tobacco products), hindered results within the sector. Additionally the component’s health care holdings did not keep pace with those in the benchmark this year. Drug maker Exelixis was one stock that detracted from component performance.

For the Fund’s Federated Clover component, relative performance came from strong stock selection in the financials, consumer discretionary, and technology sectors. Component outperformance in the financials sector was due to success in the insurance and commercial banking industries. The component’s strong consumer discretionary returns were due to careful stock selection of household durable and specialty retail companies. Component strength in the technology sector originated in the more stable services and software industries, but these strengths were offset by weakness in the materials, industrials, and consumer staples sectors. The component’s absolute performance had a somewhat different character, where positive returns came from some traditionally defensive sectors of the market: health care and utilities. Conversely, negative returns came from the materials, energy, and industrials sectors.

For the Fund’s Earnest Partners component, stock selection drove relative outperformance, with component holdings in seven of the nine sectors beating their benchmark peers for the year. The component’s strongest absolute performers were its investments in the energy, utilities, and consumer discretionary sectors. Overweight positions, relative to the benchmark, in the underperforming industrials and information technology sectors hindered the component’s overall performance.

Subadviser outlook

T. Rowe Price believes that slow economic growth in the U.S. and the crisis in Europe are likely to continue – with the same conditions that concerned investors throughout much of 2011 prevailing for at least the early part of 2012. Balanced against these negatives, we believe that corporate earnings in the U.S. appear healthy, although their rate of growth could moderate. Stock

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

valuations look quite attractive, and consumer sentiment seems to be improving. In addition, our view is that cash invested in fixed-income assets could be redirected into stocks once interest rates finally begin to rise – and that beneficial developments in the labor and housing markets could provide support for stocks in the coming months.

Federated Clover is intrigued by the low valuations and continuing earnings growth that are inherent in today’s small-cap value market. In our view, a large amount of global uncertainty seems to have been already reflected in share prices, and if the future is even slightly better than today’s dour expectations, we believe that small-cap value stocks could provide competitive returns in 2012.

Earnest Partners’ view attributes the volatility in the market to numerous worldwide events, including the earthquake and tsunami in Japan, the uprisings in the Middle East, and the sovereign debt issues that still persist in Europe. Despite these events, we continue to find investment opportunities – including those in the energy, industrials, and health care sectors.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

ProAssurance Corp.	1.5%
Aaron’s, Inc.	1.4%
Landstar System, Inc.	1.1%
Kirby Corp.	1.1%
Cleco Corp.	1.0%
Genesee & Wyoming, Inc. Class A	1.0%
Alterra Capital Holdings Ltd.	0.9%
Nordson Corp.	0.8%
AptarGroup, Inc.	0.8%
Alaska Air Group, Inc.	0.8%

10.4%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	25.3%
Industrial	21.4%
Consumer, Cyclical	11.4%
Consumer, Non-cyclical	11.3%
Energy	7.2%
Basic Materials	7.1%
Utilities	5.3%
Technology	4.5%
Communications	3.9%
Mutual Funds	0.4%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-2.51%	1.73%	6.97%
Class A	-2.99%	1.28%	6.49%
Class A (sales load deducted)*	-8.57%	0.09%	5.86%
Class Y	-2.65%	1.68%	6.91%
Class L	-2.79%	1.54%	6.75%
Russell 2000 Value Index#	-5.50%	-1.87%	6.40%
Russell 2000 Index	-4.18%	0.15%	5.62%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-3.30%	0.97%	8.67%
Class N (CDSC fees deducted)*	-4.22%	0.97%	8.67%
Russell 2000 Value Index#	-5.50%	-1.87%	8.60%+
Russell 2000 Index	-4.18%	0.15%	9.01%+

Hypothetical Investments in MassMutual Select Small Company Value Fund Class Z, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-2.34%	5.35%
Russell 2000 Value Index #	-5.50%	2.17%++
Russell 2000 Index	-4.18%	3.16%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -1.86%, modestly trailing the -1.65% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price portion of the Fund, stock selection within information technology was the primary contributor to relative returns, with Fund holdings Motorola Mobility, Nuance Communications, and National Semiconductor mainly driving performance. Motorola Mobility and National Semiconductor benefited from merger and acquisition activity, with each receiving an acquisition bid that sent share prices higher. Nuance Communications, a developer of speech-recognition technology, rose on strong earnings and continued growth of mobile communications, as Apple’s introduction of speech-dictation application SIRI raised the technology company’s profile. Favorable security choices as well as an overweight position, relative to the benchmark, in the health care sector also boosted the Fund’s relative results. Several leading Fund holdings, including Valeant Pharmaceuticals and Elan, came from the pharmaceuticals industry and were the main drivers of outperformance versus the benchmark within the sector. Conversely, the Fund’s stock choices in the materials sector were the largest relative detractors from returns. Performance of companies leveraged to gold diverged from gold prices, with shares of metals and mining companies falling more than physical gold. The main detractors within materials were Fund holdings Agnico-Eagle Mines, Hudbay Minerals, and Osisko Mining, which all succumbed to rising production costs and unexpected production slowdowns. The Fund’s stock choices in the financials sector also weighed on relative results, as investments in TCF Financial, Jones Lang LaSalle, and Principal Financial Group all suffered double-digit declines.

For the Frontier component of the Fund, a small number of setbacks, coupled with the Fund’s failure to own seven stocks that became acquisitions at substantial premiums, dictated its relative performance and resulted in the Fund losing 1.25% of performance versus the benchmark. Challenges in a select few stocks were an equal deterrent to the Fund’s full-year returns. On a stock-specific basis, the largest detractors from the Fund’s relative performance were NII Holdings (mobile communications), Triquint (semiconductors), and Rovi Corporation (digital entertainment technology), which offset strong stock selection in the consumer discretionary, health care, financial services, and energy sectors. The Fund’s active stock selection was largely neutral to performance.

Subadviser outlook

T. Rowe Price believes that the U.S. economy continues to navigate through a multiyear adjustment. Despite progress in debt reduction, global imbalances persist. However, U.S. corporate earnings are healthy, and valuations remain attractive. In our view, a continued decline in unemployment as well as signs of the housing market bottoming will likely lead to improved consumer sentiment. These factors, coupled with the redirection of cash from fixed-income into equities that we believe is likely to occur once interest rates begin to rise, should provide much-needed support for equity markets in the coming year.

Frontier believes that, while headlines from Europe and Washington continue to create angst for financial markets, there is reason for optimism. Interest rates remain at historical lows, inflation appears well contained, and equity valuations are below their long-term averages. Finally, sentiment regarding economic growth in the U.S. is slowly improving. Notably, two of the most important areas, jobs and housing, are showing progress following years of tepid trends.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

AMETEK, Inc.	1.9%
O’Reilly Automotive, Inc.	1.7%
Dollar General Corp.	1.6%
Nuance Communications, Inc.	1.5%
Roper Industries, Inc.	1.4%
IHS, Inc. Class A	1.3%
Quanta Services, Inc.	1.2%
Gardner Denver, Inc.	1.2%
Pall Corp.	1.2%
DENTSPLY International, Inc.	1.2%

14.2%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	23.0%
Consumer, Cyclical	16.4%
Industrial	16.1%
Technology	15.9%
Communications	7.9%
Energy	7.8%
Financial	6.4%
Basic Materials	2.9%
Utilities	1.1%
Mutual Funds	0.8%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	87.3%
Canada	5.4%
United Kingdom	1.4%
Ireland	1.2%
Panama	0.9%
Bermuda	0.6%
British Virgin Islands	0.5%
Netherlands	0.4%
Singapore	0.3%
Israel	0.3%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-1.86%	4.57%	6.97%
Class A	-2.37%	4.05%	6.44%
Class A (sales load deducted)*	-7.98%	2.83%	5.81%
Class Y	-2.01%	4.46%	6.87%
Class L	-2.18%	4.30%	6.70%
Russell Midcap Growth Index	-1.65%	2.44%	5.29%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted), and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-2.71%	3.73%	9.81%
Class N (CDSC fees deducted)*	-3.60%	3.73%	9.81%
Russell Midcap Growth Index	-1.65%	2.44%	9.74%+

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class Z and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-1.74%	4.91%
Russell Midcap Growth Index	-1.65%	5.58%++
GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 50% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 50% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -5.47%, underperforming the -2.91% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed the -4.18% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington component, negative results from an underweight position, relative to the benchmark, in the top-performing utilities sector and an overweight position in the lagging consumer discretionary sector offset positive results from an overweight position in the information technology sector and an underweight position in the poor-performing materials sector.

Favorable stock selection played an important role in the Wellington component’s performance. On a stock-specific basis, top-performing stocks during the period on a relative basis included Fund holdings Regeneron Pharmaceuticals, WellCare Health Plan, and HealthSpring – all from the health care sector. The Fund’s stock selection was strongest within the information technology, telecommunication services, consumer staples, and health care sectors. These positive results were partially offset by negative results from stock selection within the industrials, consumer discretionary, energy, and materials sectors. Sector positioning in the Fund, which is a residual of the bottom-up stock selection process, also detracted from relative performance.

As a result of ongoing economic uncertainty, the Fund’s Waddell & Reed component experienced negative results from Fund holdings in cyclical industries, which did not perform well. On the other hand, the less-cyclical consumer staples and health care sectors performed better. Despite the cyclical industries’ lackluster results, the component benefited from its strong stock selection in the consumer and energy sectors, which both produced positive returns for the year. Two of the larger-weighted holdings in the consumer discretionary sector, Under Armour and Tempur-Pedic, did well, with their respective returns exceeding 20%. Within energy, Fund holding Core Laboratories was a strong standout and advanced nearly 30% for the year. Conversely, the two most troublesome sectors were financials and health care, which more than offset the positive stock contributors noted above.

Subadviser outlook

Wellington remains vigilant in making risk/reward assessments for current Fund holdings, while simultaneously searching for companies that appear to be overlooked by the market. At the end of the period, the Wellington component was most overweight in the telecommunication services and health care sectors.

Waddell & Reed continues to emphasize for its component a higher-quality bias and faster growth inclination on the firm’s view that securities with those attributes have the potential to be rewarded in today’s slower and uncertain growth environment. At year-end, the Waddell & Reed component held a slightly overweight position in the consumer discretionary sector based upon the sector’s domestic strength. The Fund also decreased the weighting in some health care companies that have demonstrated inconsistent execution.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Wabtec Corp.	2.5%
Zoll Medical Corp.	2.3%
Dril-Quip, Inc.	2.2%
Portfolio Recovery Associates, Inc.	2.2%
Under Armour, Inc. Class A	2.0%
MICROS Systems, Inc.	2.0%
Tempur-Pedic International, Inc.	1.8%
Acuity Brands, Inc.	1.8%
Cyberonics, Inc.	1.7%
DealerTrack Holdings, Inc.	1.6%

20.1%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	21.5%
Consumer, Cyclical	19.5%
Industrial	15.7%
Technology	13.3%
Communications	10.9%
Financial	9.0%
Energy	6.3%
Basic Materials	0.9%
Mutual Funds	0.9%
Utilities	0.7%
Diversified	0.2%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-5.47%	1.49%	4.86%
Class A	-6.01%	0.95%	4.29%
Class A (sales load deducted)*	-11.41%	-0.24%	3.68%
Class Y	-5.68%	1.34%	4.71%
Class L	-5.77%	1.21%	4.56%
Russell 2000 Growth Index#	-2.91%	2.09%	4.48%
Russell 2000 Index	-4.18%	0.15%	5.62%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-6.32%	0.64%	8.02%
Class N (CDSC fees deducted)*	-7.12%	0.64%	8.02%
Russell 2000 Growth Index#	-2.91%	2.09%	9.29%+
Russell 2000 Index	-4.18%	0.15%	9.01%+

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class Z, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-5.41%	2.23%
Russell 2000 Growth Index#	-2.91%	4.11%++
Russell 2000 Index	-4.18%	3.16%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Company Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are The Boston Company Asset Management, LLC (The Boston Company), which managed approximately 42% of the Fund’s portfolio; and Eagle Asset Management, Inc. (Eagle), which was responsible for approximately 58% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -1.90%, outperforming the -2.91% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Eagle component lagged the benchmark in the industrials, materials, and financials sectors for 2011. The Fund’s worst-performing holdings were Meritor, DTS, and WABCO Holdings. Meritor is a supplier of automotive components, including drive trains used in commercial trucking. The North American trucking cycle is showing signs of recovery and could support near-term growth prospects. DTS is a provider of high-quality entertainment technologies, products, and related services. The company declined due to moderated demand for products from which DTS derives roughly one-third of its revenue. WABCO Holdings manufactures electromechanical products for commercial trucks and passenger vehicles. The firm navigated through modest cyclical and European exposure during 2011. Conversely, the Fund’s relative performance received a boost from Fund holdings in the consumer discretionary, health care, and information technology sectors. The Fund’s top-performing stocks for the year were Genesco, NetLogic Microsystems, and EMS Technologies. Genesco, a retailer of headwear, footwear, and clothing accessories, benefited from its acquisition of Schuh Group early in 2011 and continued to successfully leverage its strong positioning in its footwear and headwear lines. NetLogic develops high-performance processors and circuits for communications and wireless networks. Broadcom bought NetLogic during the period at a significant premium. EMS Technologies makes communications equipment for the commercial space, defense, and wireless markets. Honeywell bought EMS at a large premium in early 2011.

The Boston Company’s portion of the Fund underperformed, as it was negatively affected by the information technology sector. Conversely, the health care, consumer discretionary, and energy sectors were the strongest relative performers for the Fund. The Fund’s information technology sector underperformed on a relative basis because of weakness in the communications equipment, IT services, and electronic equipment segments. In the communications equipment segment, several stocks fell on weak results and outlooks. The Fund’s investment in a provider of video infrastructure products and system solutions declined on weaker earnings and concerns that the spending environment may be slowing. Another Fund investment – in a provider of converged test systems and services for wireless and wired infrastructures – declined when the company preannounced a significant revenue shortfall. Turning to the positive, health care was the best relative-performing sector, largely because of the Fund’s biotechnology, providers and services, and pharmaceuticals segments. The biotechnology area benefited from the Fund’s investment in a clinical-stage biopharmaceutical company whose stock has appreciated because of its hepatitis C drug, which may become the backbone of therapies due to its high potency and other factors. The Fund’s investment in a rehabilitation services provider surged after the company announced it was being acquired. The Fund’s full-year performance got a lift from the consumer discretionary sector, where the specialty retail and media segments were particularly strong. Finally, in the energy sector, the exploration and production segment drove the Fund’s relative results, as Fund holdings in several exploration and production companies rose on solid drilling results, primarily in U.S. shale formations. In addition, one of the Fund’s holdings was acquired during the period by a Norway-based integrated energy company.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Subadviser outlook

In Eagle’s view, China’s governing body will keep its controlled economy on an even keel, and Europe will come out of its crisis via the only socially acceptable short-term solution: printing money. We also believe that the U.S. will experience modest economic growth in the range of 2% to 3% in 2012, as measured by gross domestic product (GDP). Finally, we believe that, given currently depressed valuations and negative consumer sentiment, equity markets could have a strong year.

The Boston Company believes that several recent steps by central banks and the European Union have provided hope that world leaders are making progress toward circumventing another crisis stemming from the European debt situation. Although these measures are seen as a step in the right direction for the global economy, Europe still faces fundamental issues led by high sovereign-debt levels and a weak economic environment. Despite the concerns about Europe, our view is that overall conditions for U.S. equities continue to improve, diminishing fears of a second U.S. recession. The U.S. financial sector appears to be on firm footing and well capitalized, while companies overall maintain pristine balance sheets, generate strong cash flows, and report solid earnings. Commodity inflation continues to slow, and interest rates remain low, helped by the strengthening U.S. dollar. As many countries face significant challenges, the U.S. seems better positioned as investors seek opportunities to put capital to work, in our view.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Genesco, Inc.	2.5%
iShares Russell 2000 Growth Index Fund	2.0%
Lufkin Industries, Inc.	1.8%
Triumph Group, Inc.	1.6%
Shuffle Master, Inc.	1.6%
Centene Corp.	1.4%
Salix Pharmaceuticals Ltd.	1.3%
Vitamin Shoppe, Inc.	1.2%
Catalyst Health Solutions, Inc.	1.2%
Quality Systems, Inc.	1.2%

15.8%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	25.2%
Consumer, Cyclical	21.8%
Industrial	14.8%
Technology	13.6%
Energy	6.9%
Financial	6.0%
Communications	5.9%
Basic Materials	3.1%
Mutual Funds	2.2%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-1.90%	0.51%	3.11%
Class A	-2.19%	0.08%	2.65%
Class A (sales load deducted)*	-7.82%	-1.09%	2.04%
Class Y	-1.81%	0.48%	3.06%
Class L	-2.03%	0.32%	2.91%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted), and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-2.47%	-0.21%	6.90%
Class N (CDSC fees deducted)*	-3.44%	-0.21%	6.90%
Russell 2000 Growth Index	-2.91%	2.09%	9.29%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Value Index. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. Effective June 6, 2011, J.P. Morgan Investment Management Inc. (J.P. Morgan) replaced AllianceBernstein L.P. (AllianceBernstein) as subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -16.84%, underperforming the -12.17% return of the MSCI EAFE Value Index (the “benchmark”), which is a subset of the MSCI EAFE Index whose constituents include securities from Europe, Australasia, and the Far East. The benchmark generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style. Since June 6, 2011, the Fund’s performance has been compared to the MSCI EAFE Value Index rather than the MSCI All Country World Index (ACWI®) ex-U.S. (the Fund’s previous benchmark) because the MSCI EAFE Value Index more closely represents the Fund’s current investment strategy. The Fund also underperformed the -13.71% return of the MSCI ACWI ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time frame that AllianceBernstein served as subadviser to the Fund (January 1 through June 5, 2011), the Fund underperformed the benchmark, hurt by stock selection in the utilities, technology, and consumer cyclicals sectors. The largest detractor by far on a stock-specific basis was Fund holding Tokyo Electric Power Company, which declined following damage to one of its nuclear power facilities caused by the earthquake and tsunami that hit Japan. Overall, the Fund’s focus on deep-value investments was also a major detractor from performance. Indeed, investors seemed to find these stocks too risky, and prices dropped substantially. Other factors hampering the Fund’s performance included Fund holdings AU Optronics (computer and television display panels), JFE Holdings (steel production), ING Groep (financial services), and Sony (consumer electronics, music, and movies). The largest contributors were Fund holdings Evergrande Real Estate (real estate development), AstraZeneca (drugs), Allianz (financial services), Cap Gemini (information technology services), and Imperial Tobacco (tobacco products).

With regard to derivatives, the Fund occasionally used index futures during the five-month period in order to leverage short-term cash balances. The overall effect of these derivatives was neutral to the Fund’s relative returns. The Fund also utilized currency futures, which detracted slightly from its relative returns.

From June 6 through December 31, 2011, when J.P. Morgan managed the Fund, the Fund outperformed the benchmark. During this period, consumer nondurables, transportation services, and consumer cyclicals added the most to the Fund’s relative returns. At the regional level, the U.K. and emerging markets were strong contributors. On a stock-specific basis, Fund holdings British American Tobacco, Europe’s largest cigarette company, fared well, particularly in the third quarter of 2011, when fears of a double-dip recession drove down the broader market, prompting investors to flee into less economically sensitive stocks. Samsung, the Korean maker of memory chips, smartphones, and consumer electronics, was another Fund holding that began to advance starting in late summer, when Steve Jobs relinquished his role as CEO of Apple, Inc., triggering speculation that Samsung would be able to gain ground against its U.S. rival. Conversely, the Fund’s positions in the financials and basic industries sectors hindered performance during the period. From a geographic perspective, continental Europe and the Pacific Rim weighed on results. Fund holdings that detracted during the reporting period included Schneider Electric, the French maker of low and medium voltage equipment, which saw its shares fall 34% when rising input costs and slower growth in Western Europe prompted management to scale back its full-year profit goal; and Erste Group Bank, the Austrian bank with extensive interests in Eastern Europe, which fell on European sovereign debt pressures, concerns that economic weakness in the Western world would spill over into Eastern Europe, and pressure from the Hungarian government that could force the bank to absorb losses from Hungarian clients taking out loans denominated in Swiss francs.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Our view is that the global economy will continue to grow in 2012, although at a very sluggish pace. Risks abound, however. Sovereign debt issues in Europe will linger and, though we believe policymakers will ultimately do what is needed to defend the integrity of the euro zone, a permanent solution will take time to implement. Sovereign debt issues also are not likely to be confined to Europe. Ultimately, whether the world continues on its current slow-growth path or slips back into recession may come down to politics and the degree to which it impacts business and consumer confidence. Both are difficult to predict.

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Royal Dutch Shell PLC Class A	5.7%
Vodafone Group PLC	3.7%
Sumitomo Mitsui Financial Group, Inc.	2.4%
Bayer AG	2.3%
GlaxoSmithKline PLC	2.2%
HSBC Holdings PLC	2.2%
BP PLC	2.1%
Sanofi	1.9%
Prudential PLC	1.9%
Sumitomo Corp.	1.9%

26.3%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)
Financial	22.0%
Consumer, Non-cyclical	12.8%
Energy	12.6%
Consumer, Cyclical	11.3%
Communications	11.2%
Utilities	7.6%
Industrial	7.4%
Basic Materials	6.5%
Technology	4.8%
Diversified	1.4%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United Kingdom	27.3%
Japan	21.2%
France	9.7%
Germany	9.4%
Switzerland	4.3%
Netherlands	3.9%
Spain	3.0%
Sweden	2.8%
Republic of Korea	2.5%
Hong Kong	2.2%
Australia	2.2%
Italy	1.4%
China	1.1%
Finland	1.0%
Belgium	0.9%
Israel	0.8%
Taiwan	0.8%
Canada	0.8%
Norway	0.7%
New Zealand	0.7%
South Africa	0.7%
Austria	0.2%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the MSCI EAFE Value Index, and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/14/06 - 12/31/11
Class S	-16.84%	-8.64%	-8.43%
Class A	-17.13%	-9.08%	-8.87%
Class A (sales load deducted)*	-21.89%	-10.15%	-9.94%
Class Y	-17.11%	-8.78%	-8.57%
Class L	-17.06%	-8.83%	-8.62%
Class N	-17.30%	-9.28%	-9.08%
Class N (CDSC fees deducted)*	-18.10%	-9.28%	-9.08%
MSCI EAFE Value Index#	-12.17%	-6.33%	-6.33%+
MSCI ACWI ex-U.S.	-13.71%	-2.92%	-2.93%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/07.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index and MSCI ACWI ex-U.S. are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in equity securities of issuers in emerging markets. The Fund’s subadvisers are J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 21% of the Fund’s portfolio; Massachusetts Financial Services Company (MFS), which was responsible for approximately 51% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 28% of the Fund’s portfolio, as of December 31, 2011. Effective June 6, 2011, J.P. Morgan Investment Management Inc. (J.P. Morgan) replaced AllianceBernstein L.P. (AllianceBernstein) as co-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -13.09%, lagging the -12.14% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From January 1 through June 5, 2011, the Fund’s AllianceBernstein component was hurt by stock selection in the utilities, technology, and consumer cyclicals sectors. The largest detractor by far was Fund holding Tokyo Electric Power Company, which declined following damage to one of its nuclear power facilities caused by the earthquake and tsunami that hit Japan. Overall, the component’s focus on deep-value was also a large detractor from performance. Indeed, investors seemed to find these stocks too risky, and prices dropped substantially.

With regard to derivatives, AllianceBernstein occasionally used index futures during the five-month period in order to leverage short-term cash balances. The overall effect of these derivatives was neutral to the component’s relative returns versus the benchmark. The component also utilized currency futures, which detracted slightly from relative returns.

From June 6 through December 31, 2011, in the J.P. Morgan component of the Fund, consumer nondurables, transportation services, and consumer cyclicals sectors added the most to relative returns. At the regional level, the U.K. and emerging markets were strong contributors. On a stock-specific basis, component holdings British American Tobacco, Europe’s largest cigarette company, and Samsung, the Korean maker of memory chips, smartphones and consumer electronics, both outperformed. Conversely, the financials and basic industries sectors hindered performance during the period. Geographically, continental Europe and the Pacific Rim also weighed on results. Component holdings Schneider Electric, the French maker of low and medium voltage equipment, and Erste Group Bank, the Austrian bank with extensive interests in Eastern Europe, Also hampered the component’s full-year performance.

With respect to the Fund’s MFS component, stock selection in the basic materials, technology, and transportation sectors was the primary driver of the component’s relative performance. The component’s overweight position, relative to the benchmark, in the consumer staples sector, which outperformed, also contributed positively to relative performance. Conversely, detracting from results was the component’s stock selection in the special products and services sector. Another performance detractor was the component’s underweight allocation to the energy sector, which outperformed during the period. The component’s currency exposure, resulting primarily from holdings of foreign-denominated securities, was also a detractor from relative performance. Since all of the component’s investment decisions are driven by the fundamentals of each individual opportunity, it is common for the component to have different currency exposure than the benchmark.

For the Harris component of the Fund, stock selection detracted from overall relative results for the year, but the component’s country allocations had a positive impact. Holdings in Australia, Germany, the Netherlands, and Sweden contributed the most to relative performance. A lack of exposure to several countries added further value. On the other hand, the component’s holdings in Japan, Switzerland, Ireland, and Spain were the main detractors during 2011. A larger-than-benchmark weighting in Canada and Italy also held back the component’s relative results.

Subadviser outlook

J.P. Morgan maintains the view that the global economy will continue to grow, albeit at a very sluggish pace – although risks abound. Sovereign debt issues in Europe will linger and, though we believe policymakers will ultimately do what is needed to defend the integrity of the Eurozone, a permanent solution will take time to implement. Sovereign debt issues also are not likely to be confined to Europe. Ultimately, whether the world continues on its current slow-growth path or slips back into recession may come down to politics and the degree to which it impacts business and consumer confidence. Both are difficult to predict.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

MFS believes that political, policy, and macro-economic issues were the primary drivers of overall market performance in the fourth quarter of 2011 – and that markets are likely to stay volatile in 2012, with the European debt crisis as the key global risk factor. Global market performance is likely to be controlled by investors’ assessment of policymaker efforts to solve the euro zone debt crisis. Overall, we expect global growth to be sluggish as economies work through an extended period of deleveraging (i.e., debt reduction) in the developed world.

In Harris’s view, the biggest challenge to investors may still be the volatility of the global equity markets. As a result of mostly political and some macro-economic instability, on any given day it seems a company can see wild intraday swings, and that makes it challenging to keep the Harris component positioned correctly. Of course, conversely, volatility does present opportunity when the price swings of businesses do not reflect changes in the intrinsic values of those businesses.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Nestle SA	2.3%
Royal Dutch Shell PLC Class A	2.3%
Canon, Inc.	2.1%
Linde AG	1.9%
Diageo PLC	1.9%
HSBC Holdings PLC	1.8%
Akzo Nobel NV	1.6%
Roche Holding AG	1.5%
Honda Motor Co. Ltd.	1.5%
Bayer AG	1.5%

18.4%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)
Financial	20.5%
Consumer, Non-cyclical	19.8%
Consumer, Cyclical	12.0%
Industrial	11.3%
Basic Materials	10.3%
Technology	8.5%
Communications	6.6%
Energy	5.4%
Utilities	1.8%
Diversified	1.7%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United Kingdom	18.6%
Japan	17.0%
Switzerland	12.8%
France	10.6%
Germany	10.2%
Netherlands	7.1%
Spain	2.7%
Australia	2.7%
Sweden	1.8%
Canada	1.8%
Hong Kong	1.7%
Republic of Korea	1.6%
Taiwan	1.6%
Italy	1.4%
Bermuda	1.0%
India	0.9%
Brazil	0.7%
South Africa	0.7%
Czech Republic	0.5%
Ireland	0.4%
Singapore	0.4%
United States	0.3%
China	0.2%
Finland	0.2%
Israel	0.2%
Belgium	0.2%
Norway	0.2%
New Zealand	0.2%
Mexico	0.1%
Austria	0.1%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class S	-13.09%	-2.80%	5.32%
Class A	-13.60%	-3.17%	4.89%
Class A (sales load deducted)*	-18.57%	-4.31%	4.27%
Class Y	-13.16%	-2.85%	5.25%
Class L	-13.21%	-2.90%	5.16%
MSCI EAFE Index	-12.14%	-4.72%	4.67%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/02 - 12/31/11
Class N	-13.78%	-3.43%	6.85%
Class N (CDSC fees deducted)*	-14.64%	-3.43%	6.85%
MSCI EAFE Index	-12.14%	-4.72%	7.25%+

Hypothetical Investments in MassMutual Select Overseas Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 11/15/10 - 12/31/11
Class Z	-12.97%	-9.28%
MSCI EAFE Index	-12.14%	-4.65%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 1.3%

PREFERRED STOCK — 1.3%
Electric — 1.3%
PPL Corp. 9.500%	400,000	$22,332,000

TOTAL PREFERRED STOCK (Cost $21,450,000)		22,332,000

TOTAL EQUITIES (Cost $21,450,000)		22,332,000

	Principal Amount
BONDS & NOTES — 131.4%

BANK LOANS — 0.0%
Diversified Financial — 0.0%
Petroleum Export Term Loan B FRN 3.319% 12/20/12	$749,200	744,555

TOTAL BANK LOANS (Cost $737,760)		744,555

CORPORATE DEBT — 40.4%
Agriculture — 0.7%
Reynolds American, Inc. 7.625% 6/01/16	10,000,000	11,924,350

Auto Manufacturers — 0.2%
Volkswagen International Finance NV FRN (a) 0.824% 10/01/12	3,100,000	3,096,854

Banks — 12.5%
Abbey National Treasury Services PLC FRN 2.002% 4/25/14	2,100,000	1,911,804
American Express Bank FSB 5.500% 4/16/13	10,800,000	11,288,732
Australia & New Zealand Banking Group Ltd. FRN 1.287% 5/08/13	2,100,000	2,100,546
Australia & New Zealand Banking Group Ltd. (a) 2.125% 1/10/14	2,400,000	2,397,734
Australia & New Zealand Banking Group Ltd. (a) 2.400% 11/23/16	1,500,000	1,485,836
Banco Santander Brasil SA (a) 4.250% 1/14/16	1,400,000	1,330,000
Banco Santander Brazil SA FRN (a) 2.659% 3/18/14	1,200,000	1,143,216

	Principal Amount	Value
Banco Santander Chile FRN (a) 2.005% 1/19/16	$1,000,000	$920,000
Bank of America Corp. FRN 1.040% 9/11/12	1,600,000	1,554,176
Bank of India 6.250% 2/16/21	3,700,000	3,534,107
Bank of Nova Scotia (a) 1.650% 10/29/15	900,000	898,907
Barclays Bank PLC 2.375% 1/13/14	1,000,000	978,775
Barclays Bank PLC (a) 10.179% 6/12/21	11,700,000	12,251,538
BBVA Bancomer SA (a) 4.500% 3/10/16	500,000	490,000
BBVA Bancomer SA (a) 6.500% 3/10/21	4,900,000	4,722,375
BBVA US Senior SA FRN 2.585% 5/16/14	6,000,000	5,576,022
BNP Paribas 5.000% 1/15/21	1,800,000	1,732,491
BNP Paribas SA FRN 1.291% 1/10/14	3,700,000	3,412,373
Credit Suisse New York 2.200% 1/14/14	800,000	791,190
Dexia Credit Local SA (a) 2.750% 4/29/14	47,645,000	43,294,535
Export-Import Bank of Korea 4.000% 1/29/21	400,000	386,010
First Horizon National Corp. 4.500% 5/15/13	1,100,000	1,103,541
GMAC, Inc. 7.500% 12/31/13	5,000,000	5,137,500
Groupe BPCE (a) 2.375% 10/04/13	400,000	387,420
HSBC Bank PLC (a) 2.000% 1/19/14	800,000	787,974
ICICI Bank Ltd. (a) 4.750% 11/25/16	6,400,000	6,080,902
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,200,000	2,200,568
ING Bank NV FRN (a) 1.596% 3/15/13	7,000,000	6,836,984
ING Bank NV (a) 2.500% 1/14/16	500,000	490,989
Intesa Sanpaolo SpA FRN (a) 2.906% 2/24/14	1,800,000	1,584,803
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	12,585,748
Korea Development Bank 8.000% 1/23/14	1,000,000	1,100,270
Kreditanstalt fuer Wiederaufbau EUR (c) 2.000% 9/07/16	2,200,000	2,898,524

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LBG Capital No.2 PLC GBP (c) 9.125% 7/15/20	$3,000,000	$3,540,840
Lloyds TSB Bank PLC 4.875% 1/21/16	1,400,000	1,364,418
National Australia Bank Ltd. FRN (a) 1.111% 4/11/14	7,800,000	7,721,626
Nordea Bank AB (a) 2.125% 1/14/14	400,000	392,298
Regions Financial Corp. 6.375% 5/15/12	10,000,000	10,025,000
Resona Bank Ltd. VRN (a) 5.850% 12/31/49	6,200,000	6,161,076
The Royal Bank of Scotland PLC EUR (c) 3.625% 5/17/13	800,000	1,014,238
The Royal Bank of Scotland PLC 4.375% 3/16/16	3,800,000	3,625,173
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	10,000,000	9,784,790
The Royal Bank of Scotland PLC EUR (c) 5.500% 3/23/20	7,200,000	8,650,068
Santander UK PLC FRN EUR (c) 1.806% 10/10/17	4,900,000	4,763,765
Sumitomo Mitsui Banking Corp. (a) 1.950% 1/14/14	1,000,000	1,011,719
UBS AG FRN 1.424% 1/28/14	2,700,000	2,629,265
Wachovia Corp. 5.625% 10/15/16	11,700,000	12,737,755

		216,817,621

Building Materials — 0.2%
Corporacion GEO SAB de CV (a) 9.250% 6/30/20	3,000,000	2,932,500

Chemicals — 0.4%
Braskem Finance Ltd. (a) 5.750% 4/15/21	2,000,000	1,985,000
Braskem Finance Ltd. (a) 7.000% 5/07/20	5,100,000	5,444,250

		7,429,250

Coal — 0.2%
Arch Western Finance LLC 6.750% 7/01/13	3,800,000	3,819,000

Computers — 0.4%
Hewlett-Packard Co. FRN 0.786% 5/24/13	6,000,000	5,940,942

Diversified Financial — 10.8%
Ally Financial, Inc. FRN 3.963% 6/20/14	21,600,000	20,199,456
Ally Financial, Inc. 4.500% 2/11/14	5,700,000	5,500,500

	Principal Amount	Value
BM&F Bovespa SA (a) 5.500% 7/16/20	$3,300,000	$3,382,500
CIT Group, Inc. 7.000% 5/01/15	2,600,000	2,605,200
Citigroup, Inc. FRN 1.307% 2/15/13	1,300,000	1,275,771
Citigroup, Inc. FRN 1.847% 1/13/14	2,200,000	2,139,416
Citigroup, Inc. 5.000% 9/15/14	11,700,000	11,579,584
Credit Agricole Home Loan FRN (a) 1.161% 7/21/14	5,400,000	5,187,893
FCE Bank PLC EUR (c) 7.125% 1/16/12	5,000,000	6,484,195
FCE Bank PLC EUR (c) 7.125% 1/15/13	5,000,000	6,616,855
Federal Home Loan Mortgage Corp. 2.000% 8/25/16	100,000	104,038
Federal Home Loan Mortgage Corp. 2.500% 5/27/16	100,000	106,298
Federal Home Loan Mortgage Corp. 4.875% 6/13/18	6,400,000	7,723,260
FIA Card Services NA (a) 7.125% 11/15/12	10,700,000	10,849,425
General Electric Capital Services, Inc. 7.500% 8/21/35	11,700,000	14,602,910
The Goldman Sachs Group, Inc. 6.750% 10/01/37	11,700,000	10,887,002
HSBC Holdings PLC 5.100% 4/05/21	12,700,000	13,494,931
International Lease Finance Corp. 5.400% 2/15/12	5,000,000	5,000,000
International Lease Finance Corp. (a) 6.750% 9/01/16	700,000	717,500
Macquarie Bank Ltd. (a) 2.600% 1/20/12	11,730,000	11,730,094
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,400,000	2,212,697
Merrill Lynch & Co., Inc. 5.450% 2/05/13	900,000	906,542
Morgan Stanley FRN 2.952% 5/14/13	1,300,000	1,248,289
SLM Corp. 6.250% 1/25/16	100,000	97,248
SLM Corp. 8.000% 3/25/20	8,200,000	8,282,000
SLM Corp. 8.450% 6/15/18	10,000,000	10,300,000
Sydney Airport Finance (a) 5.125% 2/22/21	300,000	304,397
TNK-BP Finance SA (a) (d) 7.250% 2/02/20	5,000,000	5,150,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TNK-BP Finance SA (b) (d) 7.250% 2/02/20	$4,500,000	$4,635,000
TNK-BP Finance SA (b) 7.500% 3/13/13	5,000,000	5,212,500
UBS AG/Stamford CT FRN 1.595% 2/23/12	9,000,000	9,011,043

		187,546,544

Electric — 0.9%
Comision Federal de Electricidad (a) 4.875% 5/26/21	8,800,000	9,064,000
Majapahit Holding BV (a) 7.750% 1/20/20	5,300,000	6,154,625

		15,218,625

Holding Company – Diversified — 0.1%
Noble Group Ltd. (a) 4.875% 8/05/15	1,000,000	915,000
Noble Group Ltd. (b) 6.625% 8/05/20	1,400,000	1,190,000

		2,105,000

Insurance — 3.8%
American International Group, Inc. 4.950% 3/20/12	19,900,000	19,701,000
American International Group, Inc. 5.050% 10/01/15	12,500,000	12,102,837
American International Group, Inc. 6.250% 5/01/36	5,000,000	4,476,590
American International Group, Inc. 6.400% 12/15/20	200,000	201,846
Cincinnati Financial Corp. 6.920% 5/15/28	26,742,000	29,181,566

		65,663,839

Iron & Steel — 0.8%
CSN Islands XI Corp. (a) 6.875% 9/21/19	2,000,000	2,113,000
Gerdau Holdings, Inc. (b) 7.000% 1/20/20	10,000,000	10,550,000
GTL Trade Finance, Inc. (a) 7.250% 10/20/17	1,600,000	1,720,000

		14,383,000

Multi-National — 0.1%
European Investment Bank EUR (c) 3.625% 1/15/21	100,000	136,031
European Investment Bank EUR (c) 4.625% 4/15/20	500,000	729,504

		865,535

Oil & Gas — 2.5%
BP Capital Markets PLC 3.125% 3/10/12	10,000,000	10,045,870
Gazprom OAO Via Morgan Stanley Bank AG (b) 9.625% 3/01/13	2,500,000	2,662,500

	Principal Amount	Value
Gazprom Via Gaz Capital SA (b) 9.250% 4/23/19	$5,000,000	$5,944,500
Novatek Finance Ltd. (a) 5.326% 2/03/16	400,000	403,000
Petrobras International Finance Co. 7.875% 3/15/19	2,300,000	2,745,503
Petroleos Mexicanos 5.500% 1/21/21	2,800,000	3,038,000
Petroleos Mexicanos 6.500% 6/02/41	5,000,000	5,625,000
Ras Laffan LNG 3 (b) 5.500% 9/30/14	1,800,000	1,926,000
Reliance Holdings USA, Inc. (a) 4.500% 10/19/20	6,600,000	5,996,780
Transocean, Inc., Series C, Convertible 1.500% 12/15/37	4,500,000	4,421,250

		42,808,403

Retail — 0.0%
CVS Pass-Through Trust 6.943% 1/10/30	91,343	101,243

Savings & Loans — 3.4%
AK Transneft OJSC Via TransCapitalInvest Ltd. (b) 7.700% 8/07/13	15,000,000	16,165,170
Fibria Overseas Finance Ltd. (a) 7.500% 5/04/20	2,000,000	1,955,000
LBG Capital No.1 PLC GBP (c) 7.588% 5/12/20	5,415,000	6,138,931
LBG Capital No.1 PLC GBP (c) 7.867% 12/17/19	4,887,000	5,616,238
LBG Capital No.1 PLC GBP (c) 7.869% 8/25/20	2,906,000	3,317,068
Odebrecht Drilling Norbe VIII/IX Ltd. (a) 6.350% 6/30/21	392,000	403,760
RZD Capital Ltd. 5.739% 4/03/17	3,100,000	3,115,500
SSIF Nevada LP FRN (a) 1.101% 4/14/14	12,500,000	12,301,763
Vnesheconombank Via VEB Finance Ltd. (a) 5.450% 11/22/17	400,000	396,000
Vnesheconombank Via VEB Finance Ltd. (a) 6.902% 7/09/20	9,500,000	9,737,500

		59,146,930

Telecommunications — 2.5%
AT&T, Inc. 5.500% 2/01/18	10,500,000	12,154,065
BellSouth Corp. (a) 4.463% 4/26/21	18,300,000	18,502,709

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Telekom International Finance BV GBP (c) 6.500% 4/08/22	3,300,000	6,014,737
Indosat Palapa Co. BV (a) 7.375% 7/29/20	$5,000,000	$5,512,500
Qtel International Finance Ltd. (a) 4.750% 2/16/21	200,000	201,500
Qwest Corp. FRN 3.796% 6/15/13	1,300,000	1,303,657

		43,689,168

Transportation — 0.9%
Asciano Finance (a) 5.000% 4/07/18	9,000,000	9,024,723
DP World Sukuk Ltd. (a) 6.250% 7/02/17	7,000,000	7,087,500

		16,112,223

TOTAL CORPORATE DEBT (Cost $707,270,111)		699,601,027

MUNICIPAL OBLIGATIONS — 3.7%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	8,048,187
Bay Area Toll Authority BAB 7.043% 4/01/50	10,500,000	13,815,270
Denver Public Schools BAB 6.220% 12/15/26	4,300,000	4,868,073
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	8,987,045
Los Angeles Community College District BAB 6.750% 8/01/49	3,000,000	3,821,520
New Jersey Transportation Trust Fund Authority 5.000% 6/15/42	2,100,000	2,175,096
New York City Municipal Water Finance Authority 5.000% 6/15/44	1,000,000	1,077,960
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	10,813,400
New York Liberty Development Corp. 5.000% 12/15/41	300,000	321,354
New York State Dormitory Authority 5.051% 9/15/27	600,000	648,264
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	5,000,000	5,349,000
State of California BAB 5.700% 11/01/21	3,500,000	3,820,915

	Principal Amount	Value
Texas State Transportation Commission BAB 5.178% 4/01/30	$400,000	$464,676

		64,210,760

TOTAL MUNICIPAL OBLIGATIONS (Cost $54,525,887)		64,210,760

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
Commercial MBS — 5.2%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.671% 2/24/51	6,500,000	7,119,541
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	29,857,532
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3 VRN 6.204% 2/15/41	2,800,000	3,030,117
European Loan Conduit, Series 25A, Class A FRN (a) 1.612% 5/15/19	4,629,689	4,940,484
European Loan Conduit, Series 25X, Class A FRN EUR (b) (c) 1.612% 5/15/19	108,934	116,247
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	3,500,000	3,715,004
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.790% 8/15/45	25,000,000	27,895,922
Real Estate Capital PLC, Series 4, Class A1 FRN GBP (b) (c) 1.224% 10/20/14	4,275,000	6,400,632
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (c) 1.262% 10/23/16	5,607,806	7,348,190

		90,423,669

Credit Card ABS — 0.9%
Citibank Omni Master Trust, Series 2009-A8, Class A8 FRN (a) 2.378% 5/16/16	15,200,000	15,282,731

Other ABS — 0.3%
Dryden Leveraged Loan CDO 2002-II, Series 2003-5A, Class A FRN (a) 1.110% 12/22/15	608,154	600,285

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.729% 5/21/21	$3,800,000	$3,515,715
Penta CLO SA, Series 2007-1X, Class A1 FRN EUR (b) (c) 1.917% 6/04/24	968,307	1,058,981

		5,174,981

WL Collateral CMO — 3.3%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A1B FRN EUR (a) (c) 2.659% 5/16/47	651,432	841,551
Arran Residential Mortgages Funding PLC, Series 2011-1A, Class A1B FRN EUR (a) (c) 2.660% 11/19/47	11,362,770	14,653,203
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B FRN EUR (a) (c) 2.859% 5/16/47	1,900,000	2,440,845
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.890% 9/25/36	389,736	333,335
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.545% 12/20/54	2,224,316	2,122,231
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN 1.247% 12/20/54	5,292,330	6,534,469
Granite Master Issuer PLC, Series 2006-4, Class A7 FRN EUR (b) (c) 1.357% 12/20/54	2,702,289	3,336,486
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.722% 9/25/35	5,830,678	5,041,119
Holmes Master Issuer PLC, Series 2011-1A, Class A3 EUR (a) (c) 2.922% 10/15/54	1,000,000	1,289,050
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 VRN 5.330% 7/25/36	11,812,725	9,251,818
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 5.119% 8/25/35	4,275,000	3,794,383
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 VRN 2.690% 9/25/34	2,603,917	2,121,564

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	$5,746,909	$5,359,482

		57,119,536

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $167,106,078)		168,000,917

SOVEREIGN DEBT OBLIGATIONS — 3.3%
Canada Government Bond CAD (c) 2.750% 9/01/16	3,500,000	3,664,049
Canada Government Bond CAD (c) 3.250% 6/01/21	500,000	545,669
Canada Government Bond CAD (c) 3.750% 6/01/19	1,900,000	2,134,080
Canada Government Bond CAD (c) 4.250% 6/01/18	1,100,000	1,260,020
Canada Housing Trust No 1 CAD (a) (c) 3.350% 12/15/20	4,500,000	4,775,058
Canada Housing Trust No 1 CAD (a) (c) 3.750% 3/15/20	2,100,000	2,294,653
Canada Housing Trust No 1 CAD (a) (c) 3.800% 6/15/21	500,000	548,564
ENN Energy Holdings Ltd. (a) 6.000% 5/13/21	300,000	270,903
Italy Buoni Poliennali Del Tesoro EUR (c) 2.100% 9/15/16	310,698	349,121
Korea Housing Finance Corp. (a) 4.125% 12/15/15	400,000	413,042
Mexican Bonos MXN (c) 6.000% 6/18/15	9,900,000	726,496
Province of British Columbia Canada CAD (c) 3.250% 12/18/21	100,000	101,760
Province of Ontario Canada 1.375% 1/27/14	1,500,000	1,515,705
Province of Ontario Canada 1.600% 9/21/16	2,400,000	2,392,610
Province of Ontario Canada 3.000% 7/16/18	400,000	420,694
Province of Ontario Canada CAD (c) 3.150% 6/02/22	100,000	100,140
Province of Ontario Canada CAD (c) 4.000% 6/02/21	14,500,000	15,631,249
Province of Ontario Canada CAD (c) 4.200% 3/08/18	100,000	109,927

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Province of Ontario Canada CAD (c) 4.200% 6/02/20	$500,000	$548,201
Province of Ontario Canada CAD (c) 4.250% 12/01/21	7,400,000	8,073,209
Province of Ontario Canada CAD (c) 4.300% 3/08/17	700,000	769,117
Province of Ontario Canada CAD (c) 4.400% 6/02/19	1,300,000	1,446,404
Province of Ontario Canada CAD (c) 4.500% 12/01/20	400,000	444,898
Province of Ontario Canada CAD (c) 4.600% 6/02/39	700,000	829,480
Province of Ontario Canada CAD (c) 5.500% 6/02/18	300,000	352,146
Province of Quebec Canada CAD (c) 3.500% 12/01/22	200,000	204,209
Province of Quebec Canada CAD (c) 4.500% 12/01/16	100,000	110,503
Province of Quebec Canada CAD (c) 4.500% 12/01/18	400,000	446,532
Russian Foreign Bond (b) 3.625% 4/29/15	200,000	201,000
Spain Government Bond EUR (c) 4.650% 7/30/25	3,600,000	4,210,611
United Kingdom Gilt GBP (c) 4.250% 9/07/39	100,000	191,263
United Kingdom Gilt GBP (c) 4.250% 12/07/40	200,000	382,349

		55,463,662

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $54,987,984)		55,463,662

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 39.7%
Pass-Through Securities — 39.7%
Federal Home Loan Mortgage Corp. Pool #C03701 4.500% 9/01/41	1,927,483	2,041,627
Federal National Mortgage Association Pool #AH6778 3.500% 3/01/41	129,305	133,119
Pool #MA0824 3.500% 6/01/41	638,631	657,465
Pool #889304 4.000% 4/01/23	31,607	33,336
Pool #995703 4.000% 5/01/24	116,877	123,273
Pool #AD3975 4.000% 6/01/25	170,051	179,729
Pool #AD9130 4.000% 8/01/25	192,545	203,083

	Principal Amount	Value
Pool #AI2022 4.000% 4/01/26	$526,314	$555,118
Pool #AD8522 4.000% 8/01/40	525,487	551,884
Pool #AE0385 4.000% 9/01/40	701,235	736,461
Pool #AE3040 4.000% 9/01/40	5,380,361	5,650,640
Pool #AB1500 4.000% 9/01/40	883,401	927,778
Pool #AE4819 4.000% 10/01/40	184,576	193,848
Pool #AE5463 4.000% 10/01/40	1,227,328	1,288,982
Pool #AE7116 4.000% 10/01/40	351,960	369,640
Pool #MA0561 4.000% 11/01/40	227,679	239,117
Pool #AE4680 4.000% 11/01/40	9,965,032	10,465,620
Pool #AE7723 4.000% 11/01/40	203,466	213,687
Pool #AH0248 4.000% 11/01/40	992,113	1,041,951
Pool #MA0583 4.000% 12/01/40	486,383	510,816
Pool #AH3394 4.000% 1/01/41	15,582,551	16,365,331
Pool #AE0949 4.000% 2/01/41	5,655,421	5,939,518
Pool #AH0346 4.000% 2/01/41	702,361	737,644
Pool #AH6582 4.000% 3/01/41	545,190	572,578
Pool #AH8588 4.000% 3/01/41	884,153	928,568
Pool #AH8752 4.000% 3/01/41	677,371	711,398
Pool #AH9896 4.000% 4/01/41	483,798	508,101
Pool #AI0649 4.000% 4/01/41	944,989	992,459
Pool #AI0949 4.000% 5/01/41	684,341	718,718
Pool #AI1853 4.000% 5/01/41	970,263	1,019,003
Pool #AI7778 4.000% 7/01/41	758,588	796,696
Pool #AI0313 4.000% 8/01/41	749,359	787,588
Pool #AI7119 4.000% 8/01/41	4,544,696	4,776,546

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI9333 4.000% 8/01/41	$624,341	$655,704
Pool #AB3575 4.000% 9/01/41	96,455	101,375
Pool #AB3581 4.000% 9/01/41	373,680	392,744
Pool #AJ3038 4.000% 10/01/41	1,991,581	2,093,183
Pool #AJ5618 4.000% 11/01/41	184,737	194,161
Pool #AJ6768 4.000% 11/01/41	185,653	195,211
Pool #889907 4.500% 10/01/20	353,428	377,367
Pool #889266 4.500% 3/01/23	200,016	213,064
Pool #AA6704 4.500% 3/01/23	238,310	254,303
Pool #973950 4.500% 4/01/23	127,536	135,855
Pool #995282 4.500% 4/01/23	175,934	187,411
Pool #983629 4.500% 5/01/23	25,724	27,403
Pool #982888 4.500% 5/01/23	117,123	125,129
Pool #257277 4.500% 7/01/23	44,335	47,227
Pool #AB0554 4.500% 4/01/24	18,618	19,833
Pool #995708 4.500% 4/01/24	623,830	664,525
Pool #931412 4.500% 6/01/24	662,924	706,169
Pool #932561 4.500% 2/01/25	356,652	379,918
Pool #AD7877 4.500% 6/01/25	853,847	909,547
Pool #AE0791 4.500% 12/01/25	391,745	417,300
Pool #930997 4.500% 4/01/29	18,999,991	20,239,444
Pool #829583 4.500% 7/01/35	9,013	9,592
Pool #995373 4.500% 2/01/39	761,246	809,418
Pool #995515 4.500% 3/01/39	62,713	66,682
Pool #AC2982 4.500% 9/01/39	153,372	163,078
Pool #AD1654 4.500% 3/01/40	1,287,689	1,392,918

	Principal Amount	Value
Pool #932670 4.500% 3/01/40	$209,400	$222,651
Pool #AD1079 4.500% 3/01/40	709,365	754,255
Pool #AD3057 4.500% 3/01/40	1,354,235	1,439,933
Pool #AB1388 4.500% 8/01/40	19,751	21,001
Pool #AD8529 4.500% 8/01/40	897,576	954,375
Pool #AE2100 4.500% 8/01/40	652,475	693,764
Pool #AB1475 4.500% 9/01/40	881,379	937,154
Pool #AE3151 4.500% 9/01/40	268,771	285,779
Pool #AE0395 4.500% 10/01/40	4,601,555	4,892,747
Pool #AE5471 4.500% 10/01/40	2,778,755	2,954,598
Pool #AE8864 4.500% 11/01/40	984,931	1,047,258
Pool #AE3695 4.500% 11/01/40	134,613	143,132
Pool #AH6932 4.500% 4/01/41	254,763	270,884
Pool #AH7828 4.500% 4/01/41	979,190	1,041,154
Pool #AH9873 4.500% 4/01/41	1,710,383	1,818,618
Pool #AI1116 4.500% 4/01/41	885,024	941,029
Pool #AI0570 4.500% 5/01/41	855,283	909,406
Pool #AI0745 4.500% 5/01/41	643,428	684,346
Pool #AL0160 4.500% 5/01/41	3,695,651	3,929,516
Pool #AB3033 4.500% 5/01/41	520,518	553,457
Pool #AH8059 4.500% 6/01/41	4,147,592	4,411,353
Pool #AB3194 4.500% 6/01/41	1,930,837	2,053,626
Pool #MA0755 4.500% 6/01/41	237,500	252,603
Pool #AH3853 4.500% 7/01/41	649,173	690,457
Pool #AI0814 4.500% 8/01/41	877,564	933,372
Pool #MA0843 4.500% 9/01/41	3,271,437	3,482,036

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #256713 5.000% 5/01/27	$800,000	$865,500
Pool #257163 5.000% 4/01/28	235,181	254,290
Pool #257203 5.000% 5/01/28	80,000	86,500
Pool #730728 5.000% 8/01/33	1,272,029	1,373,940
Pool #725205 5.000% 3/01/34	823,064	888,877
Pool #773682 5.000% 4/01/34	682,013	736,547
Pool #735288 5.000% 3/01/35	3,656,642	3,948,460
Pool #828346 5.000% 7/01/35	211,129	227,978
Pool #888233 5.000% 11/01/35	382,333	412,845
Pool #889769 5.000% 1/01/38	926,483	1,000,131
Pool #AD0245 5.000% 8/01/38	920,000	993,276
Pool #AA2730 5.000% 5/01/39	789,929	852,722
Pool #AD7136 5.000% 7/01/40	423,599	457,404
Pool #AD7595 5.000% 7/01/40	243,129	262,532
Pool #AB2350 5.000% 2/01/41	373,021	402,906
Pool #AH8146 5.000% 4/01/41	287,720	312,209
Pool #AH8434 5.000% 4/01/41	687,307	742,587
Pool #AL0933 5.000% 10/01/41	505,736	546,412
Pool #AJ6307 5.000% 12/01/41	180,390	195,519
Pool #256714 5.500% 5/01/27	245,004	267,236
Pool #257325 5.500% 8/01/28	661,560	721,178
Pool #256597 5.500% 2/01/37	76,409	83,080
Pool #888129 5.500% 2/01/37	416,104	452,432
Pool #912872 5.500% 2/01/37	30,755	33,440
Pool #256673 5.500% 4/01/37	398,938	433,768
Pool #914803 5.500% 4/01/37	23,299	25,333

	Principal Amount	Value
Pool #918069 5.500% 5/01/37	$69,737	$75,826
Pool #937466 5.500% 6/01/37	147,066	159,906
Pool #967740 5.500% 7/01/37	211,556	230,026
Pool #984277 5.500% 6/01/38	688,620	748,740
Pool #995258 5.500% 1/01/39	79,570	86,517
Pool #995502 5.500% 2/01/39	9,818	10,675
Pool #995845 5.500% 4/01/39	164,432	178,788
Pool #AD4567 5.500% 4/01/40	37,997	41,397
Federal National Mortgage Association TBA
Pool #1312 3.000% 7/01/26 (e)	266,700,000	274,565,570
Pool #1438 3.500% 11/01/25 (e)	53,000,000	55,418,125
Pool #9174 4.000% 3/01/40 (e)	18,000,000	18,905,625
Pool #18718 4.500% 5/01/39 (e)	138,000,000	146,872,972
Pool #29800 5.000% 10/01/36 (e)	16,000,000	17,287,501
Pool #45659 5.500% 3/01/35 (e)	19,000,000	20,689,218
Pool #52353 6.000% 8/01/35 (e)	7,000,000	7,707,657

		687,624,032

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $682,296,292)		687,624,032

U.S. TREASURY OBLIGATIONS — 34.6%
U.S. Treasury Bonds & Notes — 34.6%
U.S. Treasury Inflation Index (f) 1.750% 1/15/28	6,809,418	8,205,362
U.S. Treasury Inflation Index (f) 2.000% 1/15/26	7,187,481	8,842,848
U.S. Treasury Inflation Index 2.375% 1/15/25	1,441,524	1,836,620
U.S. Treasury Inflation Index (f) 2.375% 1/15/27	2,133,396	2,755,614
U.S. Treasury Note (d) 0.250% 12/15/14	216,500,000	215,798,064
U.S. Treasury Note 0.750% 12/31/16	120,000,000	120,220,308

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.375% 11/30/18	$3,700,000	$3,713,152
U.S. Treasury Note 2.000% 11/15/21	400,000	404,594
U.S. Treasury Note 2.125% 8/15/21	8,700,000	8,923,957
U.S. Treasury Note 2.625% 8/15/20	8,700,000	9,384,446
U.S. Treasury Note 2.625% 11/15/20	9,400,000	10,121,523
U.S. Treasury Note 3.000% 2/28/17	6,000,000	6,636,563
U.S. Treasury Note 3.125% 5/15/21	8,900,000	9,938,449
U.S. Treasury Note 3.375% 11/15/19	900,000	1,026,176
U.S. Treasury Note 3.500% 5/15/20	4,400,000	5,062,578
U.S. Treasury Note 3.625% 2/15/20	3,400,000	3,943,734
U.S. Treasury Note (f) (g) 3.625% 2/15/21	156,900,000	182,181,736

		598,995,724

TOTAL U.S. TREASURY OBLIGATIONS (Cost $595,481,884)		598,995,724

TOTAL BONDS & NOTES (Cost $2,262,405,996)		2,274,640,677

	Units
PURCHASED OPTIONS — 0.0%
Swaptions — 0.0%
Interest Rate Swaption USD 1 Year Call Expires 4/30/12, Strike 1.25	21,100,000	113,360
Interest Rate Swaption USD 1 Year Call Expires 4/30/12, Strike 1.25	55,600,000	298,711

		412,071

TOTAL PURCHASED OPTIONS (Cost $291,071)		412,071

TOTAL LONG-TERM INVESTMENTS (Cost $2,284,147,067)		2,297,384,748

	Principal Amount
SHORT-TERM INVESTMENTS — 5.2%
Commercial Paper — 0.0%
Bank of Nova Scotia 0.691% 8/09/12	$1,100,000	1,099,866

	Principal Amount	Value
Repurchase Agreements — 4.6%
Bank America Repurchase Agreement, dated 12/30/11, 0.060%, due 1/03/12 (h)	$49,500,000	$49,500,000
Goldman Sachs & Co. Repurchase Agreement, dated 12/30/11, 0.110%, due 1/03/12 (i)	10,000,000	10,000,000
Morgan Stanley Repurchase Agreement, dated 12/30/2011, 0.060%, due 1/03/12 (j)	14,200,000	14,200,000
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (k)	5,072,392	5,072,392

		78,772,392

Sovereign Debt Obligations — 0.1%
Japan Treasury Discount Bill JPY (c) 0.010% 3/29/12	100,000,000	1,298,894

U.S. Treasury Bills — 0.5%
U.S. Treasury Bill (g) 0.015% 1/19/12	320,000	320,000
U.S. Treasury Bill (g) 0.040% 4/12/12	370,000	369,943
U.S. Treasury Bill (g) 0.040% 5/17/12	560,000	559,910
U.S. Treasury Bill (g) 0.043% 6/07/12	1,650,000	1,649,718
U.S. Treasury Bill (g) 0.048% 5/10/12	2,280,000	2,279,811
U.S. Treasury Bill (g) 0.057% 4/26/12	730,000	729,865
U.S. Treasury Bill (g) 0.061% 5/24/12	340,000	339,912
U.S. Treasury Bill (g) 0.065% 4/19/12	270,000	269,986
U.S. Treasury Bill (g) 0.072% 5/31/12	746,000	745,872
U.S. Treasury Bill (g) 0.229% 4/05/12	720,000	719,952

		7,984,969

TOTAL SHORT-TERM INVESTMENTS (Cost $89,138,477)		89,156,121

TOTAL INVESTMENTS — 137.9% (Cost $2,373,285,544) (l)		2,386,540,869

Other Assets/(Liabilities) — (37.9)%		(655,625,909)

NET ASSETS — 100.0%		$1,730,914,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SECURITIES SOLD SHORT — (3.9)%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES SOLD SHORT — (3.9)%
Pass-Through Securities — (3.9)%
Federal National Mortgage Association TBA Pool #4992 4.000% 3/01/40 (e)	$(64,000,000)	$(67,220,000)

TOTAL SECURITIES SOLD SHORT — (3.9)% (Cost $(67,035,000))		$(67,220,000)

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $373,596,839 or 21.58% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $66,747,206 or 3.86% of net assets.
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	All or portion of this security is held as collateral for open reverse repurchase agreements. (Note 2)
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements and written options. (Note 2).
(h)	Maturity value of $49,500,300. Collateralized by U.S. Government Agency obligations with a rate ranging from 0.250% – 4.250%, maturity date ranging from 12/15/14 – 05/15/38, and an aggregate market value, including accrued interest, of $50,699,900
(i)	Maturity value of $10,000,122. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 12/01/41, and an aggregate market value, including accrued interest, of $10,338,386.
(j)	Maturity value of $14,200,095. Collateralized by U.S. Government Agency obligations with a rate of 2.625%, maturity date of 06/30/14, and an aggregate market value, including accrued interest, of $14,505,226.
(k)	Maturity value of $5,072,398. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $5,175,134.
(l)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 0.2%

COMMON STOCK — 0.0%
Pipelines — 0.0%
SemGroup Corp. Class A (a)	245	$6,385

TOTAL COMMON STOCK (Cost $7,576)		6,385

PREFERRED STOCK — 0.2%
Diversified Financial — 0.2%
Citigroup Capital XII 8.500%	9,125	229,585
Citigroup Capital XIII 7.875%	1,800	46,908

		276,493

TOTAL PREFERRED STOCK (Cost $275,758)		276,493

TOTAL EQUITIES (Cost $283,334)		282,878

	Principal Amount
BONDS & NOTES — 98.8%

CORPORATE DEBT — 34.1%
Aerospace & Defense — 0.2%
The Boeing Co. 4.875% 2/15/20	$100,000	116,758
The Boeing Co. 6.000% 3/15/19	130,000	157,667
Raytheon Co. 3.125% 10/15/20	120,000	120,934

		395,359

Agriculture — 0.7%
Altria Group, Inc. 4.750% 5/05/21	390,000	429,405
Altria Group, Inc. 9.250% 8/06/19	180,000	241,696
Philip Morris International, Inc. 2.900% 11/15/21	320,000	326,256
Reynolds American, Inc. 6.750% 6/15/17	175,000	198,910
Reynolds American, Inc. 7.250% 6/01/12	60,000	61,456

		1,257,723

Airlines — 0.3%
Continental Airlines, Inc. (b) 6.750% 9/15/15	20,000	19,050
Delta Air Lines, Inc. Series 2007-1 Class A (b) 6.821% 2/10/24	264,719	276,287

	Principal Amount	Value
United Air Lines, Inc. 9.750% 1/15/17	$124,508	$134,469

		429,806

Auto Manufacturers — 0.2%
Daimler Finance NA LLC (b) 2.625% 9/15/16	260,000	258,481

Banks — 5.1%
Bank of America Corp. 4.500% 4/01/15	20,000	19,300
Bank of America Corp. 4.875% 9/15/12	10,000	10,064
Bank of America Corp. 5.000% 5/13/21	410,000	373,442
Bank of America Corp. 5.625% 7/01/20	190,000	175,509
Bank of America Corp. 7.625% 6/01/19	170,000	175,817
Bank of Tokyo-Mitsubishi UFJ Ltd. (b) 3.850% 1/22/15	110,000	116,703
BankAmerica Institutional Capital A (b) 8.070% 12/31/26	100,000	90,000
Barclays Bank PLC (b) 6.050% 12/04/17	130,000	117,554
BBVA US Senior SAU 3.250% 5/16/14	400,000	378,890
Commonwealth Bank of Australia (b) 3.750% 10/15/14	200,000	206,060
Commonwealth Bank of Australia (b) 5.000% 10/15/19	110,000	116,659
Credit Agricole SA VRN (b) 8.375% 10/29/49	620,000	465,000
Glitnir Banki HF (Acquired 7/28/06, Cost $290,000) (b) (c) (d) 6.330% 7/28/11	290,000	75,400
Glitnir Banki HF (Acquired 9/25/07, Cost $389,126) (b) (c) (d) 6.375% 9/25/12	390,000	101,400
ICICI Bank Ltd. VRN (b) 6.375% 4/30/22	148,000	128,760
ICICI Bank Ltd. VRN (e) 6.375% 4/30/22	180,000	156,600
Intesa Sanpaolo SPA (b) 3.625% 8/12/15	140,000	115,973
Landsbanki Islands HF (Acquired 8/25/06, Cost $669,826) (b) (c) (d) 6.100% 12/31/49	670,000	23,450
Lloyds TSB Bank PLC (b) 5.800% 1/13/20	90,000	85,444

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lloyds TSB Bank PLC 6.375% 1/21/21	$260,000	$260,555
Nordea Bank AB (b) 3.700% 11/13/14	280,000	284,462
Nordea Bank AB (b) 4.875% 5/13/21	390,000	329,631
Rabobank Nederland (b) 11.000% 12/29/49	210,000	245,700
Royal Bank of Scotland Group PLC 5.000% 11/12/13	70,000	62,585
Royal Bank of Scotland Group PLC 5.000% 10/01/14	240,000	198,110
Royal Bank of Scotland Group PLC 5.050% 1/08/15	80,000	65,236
Royal Bank of Scotland Group PLC 6.400% 10/21/19	380,000	355,751
Royal Bank of Scotland Group PLC VRN 7.640% 3/29/49	200,000	107,250
Royal Bank of Scotland Group PLC VRN 7.648% 8/29/49	40,000	27,250
RSHB Capital SA for OJSC Russian Agricultural Bank (b) 6.299% 5/15/17	190,000	189,762
Santander US Debt SA Unipersonal (b) 2.485% 1/18/13	200,000	192,022
Santander US Debt SA Unipersonal (b) 3.724% 1/20/15	400,000	363,206
State Street Corp. 4.956% 3/15/18	310,000	322,221
Sumitomo Mitsui Banking Corp. (b) 3.100% 1/14/16	200,000	208,173
Sumitomo Mitsui Banking Corp. (b) 3.150% 7/22/15	260,000	271,305
UBS AG 3.875% 1/15/15	310,000	309,147
Wachovia Capital Trust III VRN 5.569% 3/29/49	360,000	301,500
Wachovia Corp. 5.250% 8/01/14	790,000	833,271
Wachovia Corp. 5.625% 10/15/16	330,000	359,270
Wells Fargo & Co. 3.676% 6/15/16	170,000	177,650
Wells Fargo & Co. 4.600% 4/01/21	40,000	43,867
Wells Fargo Capital 5.950% 12/01/36	310,000	310,387

		8,750,336

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	114,619
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	304,929

	Principal Amount	Value
Diageo Capital PLC 4.828% 7/15/20	$300,000	$339,243
Pernod-Ricard SA (b) 4.450% 1/15/22	240,000	251,420

		1,010,211

Chemicals — 0.1%
CF Industries, Inc. 7.125% 5/01/20	20,000	23,650
Ecolab, Inc. 4.350% 12/08/21	90,000	96,110
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	57,414

		177,174

Coal — 0.4%
Arch Coal, Inc. (b) 7.000% 6/15/19	250,000	255,000
Consol Energy, Inc. (b) 6.375% 3/01/21	160,000	161,600
Peabody Energy Corp. 6.500% 9/15/20	170,000	178,500

		595,100

Commercial Services — 0.1%
Service Corp. International 7.500% 4/01/27	135,000	129,600
Service Corp. International 7.625% 10/01/18	10,000	11,125

		140,725

Diversified Financial — 7.9%
American Express Co. VRN 6.800% 9/01/66	230,000	228,850
Boeing Capital Corp. 4.700% 10/27/19	150,000	170,741
Citigroup, Inc. 3.953% 6/15/16	240,000	239,173
Citigroup, Inc. 5.375% 8/09/20	630,000	647,811
Citigroup, Inc. 5.500% 10/15/14	80,000	82,244
Citigroup, Inc. 6.010% 1/15/15	290,000	302,964
Citigroup, Inc. 6.375% 8/12/14	30,000	31,486
Citigroup, Inc. 6.875% 3/05/38	660,000	725,085
Countrywide Financial Corp. 6.250% 5/15/16	360,000	339,168
Credit Suisse Guernsey Ltd. VRN 5.860% 5/29/49	170,000	138,125
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	330,000	332,551
Federal National Mortgage Association 0.010% 10/09/19	2,500,000	1,922,162

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association 4.625% 5/01/13	$950,000	$1,001,328
FIA Card Services NA (b) 7.125% 11/15/12	450,000	456,284
Financing Corp. Fico Strip 0.010% 6/06/13	240,000	237,362
General Electric Capital Corp. 5.300% 2/11/21	40,000	42,758
General Electric Capital Corp. VRN 6.375% 11/15/67	990,000	975,150
General Electric Capital Corp. 6.875% 1/10/39	190,000	227,626
The Goldman Sachs Group, Inc. 3.625% 8/01/12	60,000	60,361
The Goldman Sachs Group, Inc. 4.750% 7/15/13	10,000	10,132
The Goldman Sachs Group, Inc. 5.250% 10/15/13	80,000	81,627
The Goldman Sachs Group, Inc. 5.250% 7/27/21	70,000	68,288
The Goldman Sachs Group, Inc. 5.300% 2/14/12	20,000	20,067
The Goldman Sachs Group, Inc. 5.375% 3/15/20	310,000	305,977
The Goldman Sachs Group, Inc. 5.450% 11/01/12	150,000	152,547
The Goldman Sachs Group, Inc. 6.000% 6/15/20	240,000	245,847
The Goldman Sachs Group, Inc. 6.250% 2/01/41	470,000	461,084
HSBC Finance Corp. 6.676% 1/15/21	430,000	444,791
International Lease Finance Corp. (b) 6.750% 9/01/16	720,000	738,000
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	40,396
JP Morgan Chase & Co. 5.125% 9/15/14	820,000	864,527
JP Morgan Chase & Co. 5.150% 10/01/15	600,000	636,828
Kaupthing Bank (Acquired 10/06/06, Cost $99,469) (b) (c) (d) 5.750% 10/04/11	100,000	24,750
Kaupthing Bank HF (Acquired 2/28/08, Cost $1,507,428) (b) (c) (d) 7.625% 2/28/15	1,800,000	445,500
Lehman Brothers Holdings Capital Trust VII VRN (c) 5.857% 11/29/49	310,000	31
Lehman Brothers Holdings, Inc. (c) 6.500% 7/19/17	440,000	44

	Principal Amount	Value
Lehman Brothers Holdings, Inc. Series I (c) 6.750% 12/28/17	$1,320,000	$132
MBNA Capital A Series A 8.278% 12/01/26	110,000	102,025
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	108,453
Morgan Stanley Series F 5.550% 4/27/17	200,000	192,963
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	180,000	182,815
SLM Corp. 5.000% 4/15/15	20,000	19,245
SLM Corp. 5.050% 11/14/14	120,000	118,356
SLM Corp. 5.625% 8/01/33	90,000	67,133
UPCB Finance III Ltd. (b) 6.625% 7/01/20	150,000	147,750

		13,640,537

Electric — 1.9%
Calpine Corp. (b) 7.500% 2/15/21	230,000	246,100
The Cleveland Electric Illuminating Co. 5.650% 12/15/13	190,000	202,785
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	20,000	22,001
Dominion Resources, Inc. 5.700% 9/17/12	510,000	527,100
Duke Energy Corp. 5.625% 11/30/12	595,000	620,010
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000% 12/01/20	495,000	522,225
Exelon Corp. 5.625% 6/15/35	290,000	312,172
FirstEnergy Corp. Series C 7.375% 11/15/31	480,000	590,293
Pacific Gas & Electric Co. 5.800% 3/01/37	130,000	158,330
Pacific Gas & Electric Co. 6.050% 3/01/34	90,000	111,405
Pacific Gas & Electric Co. 8.250% 10/15/18	20,000	26,364

		3,338,785

Electronics — 0.1%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	93,996

Environmental Controls — 0.0%
Waste Management, Inc. 7.375% 5/15/29	50,000	63,575

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Foods — 0.5%
Kraft Foods, Inc. 5.375% 2/10/20	$520,000	$600,002
The Kroger Co. 6.400% 8/15/17	30,000	35,680
Safeway, Inc. 3.950% 8/15/20	90,000	88,878
Safeway, Inc. 4.750% 12/01/21	180,000	184,385

		908,945

Health Care – Services — 0.9%
Roche Holdings, Inc. (b) 6.000% 3/01/19	220,000	267,391
Tenet Healthcare Corp. 8.875% 7/01/19	240,000	269,400
Tenet Healthcare Corp. 10.000% 5/01/18	300,000	342,750
UnitedHealth Group, Inc. 5.700% 10/15/40	120,000	143,671
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	83,746
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	130,786
WellPoint, Inc. 3.700% 8/15/21	170,000	174,707
WellPoint, Inc. 5.875% 6/15/17	20,000	23,045
WellPoint, Inc. 7.000% 2/15/19	150,000	180,986

		1,616,482

Household Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 6.875% 2/15/21	150,000	149,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 7.125% 4/15/19	200,000	203,500

		352,750

Insurance — 0.8%
American International Group, Inc. (b) 3.750% 11/30/13	100,000	98,128
American International Group, Inc. 6.250% 3/15/37	570,000	412,537
American International Group, Inc. 6.400% 12/15/20	140,000	141,292
ING Capital Funding Trust III VRN 4.179% 12/29/49	10,000	7,866
MetLife Capital Trust IV (b) 7.875% 12/15/67	200,000	207,500
MetLife, Inc. 6.400% 12/15/66	260,000	246,026

	Principal Amount	Value
Teachers Insurance & Annuity Association of America (b) 6.850% 12/16/39	$260,000	$333,685

		1,447,034

Iron & Steel — 0.1%
Steel Dynamics, Inc. 6.750% 4/01/15	140,000	143,150
Steel Dynamics, Inc. 7.625% 3/15/20	40,000	42,200

		185,350

Lodging — 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp. (b) 7.625% 1/15/16	100,000	102,500
Inn of the Mountain Gods Resort & Casino (b) 8.750% 11/30/20	14,000	13,510
MGM Mirage 7.625% 1/15/17	50,000	47,625
MGM Resorts International 10.375% 5/15/14	10,000	11,425
MGM Resorts International 11.125% 11/15/17	20,000	22,800

		197,860

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc. 3.900% 5/27/21	150,000	164,679

Media — 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	270,000	273,375
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	220,000	229,350
Comcast Corp. 6.500% 1/15/15	1,195,000	1,354,695
DISH DBS Corp. 6.750% 6/01/21	110,000	118,525
DISH DBS Corp. 7.875% 9/01/19	170,000	192,100
Echostar DBS Corp. 7.000% 10/01/13	95,000	101,413
News America, Inc. 4.500% 2/15/21	10,000	10,485
News America, Inc. 6.200% 12/15/34	20,000	21,501
News America, Inc. 6.650% 11/15/37	30,000	33,988
Reed Elsevier Capital, Inc. 8.625% 1/15/19	250,000	312,021
Time Warner Cable, Inc. 4.000% 9/01/21	250,000	252,932

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable, Inc. 5.500% 9/01/41	$20,000	$21,076
Time Warner Cable, Inc. 5.875% 11/15/40	210,000	227,275
Time Warner Cable, Inc. 6.200% 7/01/13	250,000	268,266
Time Warner Cable, Inc. 6.750% 6/15/39	180,000	212,709
Time Warner Cable, Inc. 8.250% 4/01/19	260,000	326,563
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	26,215
Time Warner, Inc. 4.750% 3/29/21	200,000	216,895
Time Warner, Inc. 6.250% 3/29/41	20,000	23,979
TL Acquisitions, Inc. (b) 10.500% 1/15/15	20,000	14,350
United Business Media Ltd. (b) 5.750% 11/03/20	130,000	131,125

		4,368,838

Mining — 1.7%
Barrick Gold Corp. 6.950% 4/01/19	140,000	171,928
Barrick NA Finance LLC 4.400% 5/30/21	210,000	227,429
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	70,000	72,072
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	506,578
FMG Resources August 2006 Pty Ltd. (b) 6.375% 2/01/16	30,000	29,100
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	270,000	286,875
Novelis, Inc./GA 8.750% 12/15/20	120,000	128,700
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,168
Rio Tinto Finance USA Ltd. 2.500% 5/20/16	100,000	102,009
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	350,000	357,737
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	110,000	115,265
Rio Tinto Finance USA Ltd. 4.125% 5/20/21	80,000	85,999
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	190,000	229,008
Teck Resources Ltd. 9.750% 5/15/14	8,000	9,401
Teck Resources Ltd. 10.250% 5/15/16	9,000	10,350

	Principal Amount	Value
Vale Overseas Ltd. 6.875% 11/21/36	$361,000	$411,017
Vedanta Resources PLC (b) 8.750% 1/15/14	190,000	184,300

		2,947,936

Oil & Gas — 3.7%
Anadarko Petroleum Corp. 6.375% 9/15/17	30,000	34,774
Apache Corp. 5.100% 9/01/40	360,000	420,749
BP Capital Markets PLC 3.125% 10/01/15	480,000	502,763
BP Capital Markets PLC 3.561% 11/01/21	30,000	31,233
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	224,700
Concho Resources, Inc. 6.500% 1/15/22	98,000	102,410
Conoco, Inc. 6.950% 4/15/29	155,000	211,311
ConocoPhillips 6.500% 2/01/39	120,000	165,992
Devon Energy Corp. 5.600% 7/15/41	360,000	432,838
Hess Corp. 7.300% 8/15/31	155,000	198,902
Hess Corp. 7.875% 10/01/29	90,000	120,913
Hess Corp. 8.125% 2/15/19	180,000	231,059
Kerr-McGee Corp. 6.950% 7/01/24	300,000	357,790
Kerr-McGee Corp. 7.875% 9/15/31	360,000	451,220
Noble Energy, Inc. 8.250% 3/01/19	300,000	390,118
Occidental Petroleum Corp. 3.125% 2/15/22	200,000	205,169
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	706,326
Petrobras International Finance Co. 3.875% 1/27/16	150,000	154,532
Petrobras International Finance Co. 5.375% 1/27/21	340,000	357,204
Petrobras International Finance Co. 5.750% 1/20/20	142,000	151,957
Petrobras International Finance Co. 6.125% 10/06/16	166,000	184,022
QEP Resources, Inc. 6.875% 3/01/21	190,000	204,725
Shell International Finance BV 4.375% 3/25/20	330,000	385,263

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WPX Energy, Inc. (b) 6.000% 1/15/22	$90,000	$92,138

		6,318,108

Oil & Gas Services — 0.4%
Baker Hughes, Inc. (b) 3.200% 8/15/21	240,000	247,976
Cie Generale de Geophysique-Veritas 6.500% 6/01/21	230,000	223,100
Key Energy Services, Inc. 6.750% 3/01/21	140,000	140,000
SESI LLC (b) 7.125% 12/15/21	50,000	52,500

		663,576

Pharmaceuticals — 1.0%
Aristotle Holding, Inc. (b) 3.500% 11/15/16	620,000	631,442
Grifols, Inc. 8.250% 2/01/18	50,000	52,500
Pfizer, Inc. 6.200% 3/15/19	310,000	382,511
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	290,000	294,969
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	290,000	294,969
Wyeth 5.950% 4/01/37	20,000	25,620

		1,682,011

Pipelines — 1.3%
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	366,654
Enterprise Products Operating LLC 4.050% 2/15/22	610,000	621,507
Enterprise Products Operating LLC 5.700% 2/15/42	280,000	305,056
Kinder Morgan Energy Partners LP 5.000% 12/15/13	100,000	105,994
Kinder Morgan Energy Partners LP 5.850% 9/15/12	20,000	20,645
Kinder Morgan Energy Partners LP 6.000% 2/01/17	200,000	226,355
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	50,000	52,250
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	128,000	133,120
Southern Natural Gas Co. 8.000% 3/01/32	5,000	6,184
Tennessee Gas Pipeline Co. 7.625% 4/01/37	50,000	59,648

	Principal Amount	Value
Williams Cos., Inc. 7.750% 6/15/31	$78,000	$97,027
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	292,509

		2,286,949

Retail — 0.5%
CVS Caremark Corp. 6.600% 3/15/19	100,000	121,891
CVS Caremark Corp. (b) 9.350% 1/10/23	240,000	253,872
CVS Pass-Through Trust (b) 5.298% 1/11/27	13,034	12,904
CVS Pass-Through Trust 5.880% 1/10/28	134,932	139,172
CVS Pass-Through Trust 6.036% 12/10/28	113,352	117,964
CVS Pass-Through Trust 6.943% 1/10/30	91,343	101,243
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	67,146

		814,192

Savings & Loans — 0.4%
ASIF Global Financing XIX (b) 4.900% 1/17/13	20,000	20,167
The Goldman Sachs Capital II VRN 5.793% 6/01/43	390,000	239,850
ILFC E-Capital Trust II VRN (b) 6.250% 12/21/65	10,000	6,750
Resona Preferred Global Securities Cayman Ltd. VRN (b) 7.191% 12/29/49	385,000	380,704

		647,471

Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	30,000	36,848

Telecommunications — 2.2%
America Movil SAB de CV 5.000% 3/30/20	100,000	110,477
America Movil SAB de CV 5.625% 11/15/17	160,000	183,926
AT&T, Inc. 3.875% 8/15/21	70,000	74,043
AT&T, Inc. 5.500% 2/01/18	410,000	474,587
AT&T, Inc. 5.550% 8/15/41	50,000	58,871
AT&T, Inc. 6.550% 2/15/39	90,000	114,484
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	50,000	67,485

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Telekom International Finance BV 5.750% 3/23/16	$315,000	$350,556
Intelsat Jackson Holdings SA 7.250% 10/15/20	180,000	182,700
Intelsat Jackson Holdings SA 8.500% 11/01/19	65,000	68,900
Intelsat Jackson Holdings SA 9.500% 6/15/16	30,000	31,350
Qwest Corp. 6.875% 9/15/33	100,000	99,329
Qwest Corp. 7.500% 10/01/14	55,000	60,578
Rogers Communications, Inc. 6.800% 8/15/18	120,000	146,177
SBC Communications, Inc. 5.100% 9/15/14	230,000	253,332
Sprint Capital Corp. 6.875% 11/15/28	30,000	21,413
Sprint Capital Corp. 8.750% 3/15/32	240,000	194,100
Telefonica Emisiones SAU 5.134% 4/27/20	130,000	122,111
Telefonica Emisiones SAU 5.462% 2/16/21	10,000	9,543
Telefonica Emisiones SAU 5.877% 7/15/19	120,000	118,592
Verizon Communications, Inc. 3.500% 11/01/21	130,000	135,346
Verizon Communications, Inc. 6.000% 4/01/41	180,000	223,177
Verizon Communications, Inc. 6.100% 4/15/18	240,000	288,328
Wind Acquisition Finance SA (b) 7.250% 2/15/18	420,000	382,200

		3,771,605

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	98,000	113,680

TOTAL CORPORATE DEBT (Cost $60,204,386)		58,676,122

MUNICIPAL OBLIGATIONS — 1.2%
Birmingham Commercial Development Authority 5.500% 4/01/41	20,000	21,401
City of Chicago IL 5.500% 1/01/31	50,000	54,864
City of Chicago IL 5.625% 1/01/35	20,000	21,849
County of Clark NV 5.250% 7/01/39	30,000	31,210

	Principal Amount	Value
Los Angeles Department of Airports 5.000% 5/15/35	$40,000	$42,583
Los Angeles Department of Airports 5.250% 5/15/39	30,000	32,389
Los Angeles Department of Water & Power 6.574% 7/01/45	120,000	152,345
Municipal Electric Authority of Georgia 6.637% 4/01/57	130,000	135,127
Municipal Electric Authority of Georgia 6.655% 4/01/57	80,000	82,237
New York Liberty Development Corp. 5.250% 10/01/35	60,000	61,897
San Mateo County Community College District 5.000% 9/01/38	60,000	62,187
Santa Clara Valley Transportation Authority 5.876% 4/01/32	190,000	223,058
State of California 7.300% 10/01/39	230,000	271,959
State of Illinois 5.665% 3/01/18	180,000	191,570
State of Illinois 5.877% 3/01/19	180,000	193,800
Student Loan Funding Corp. 0.210% 9/01/47	350,000	314,832
Tennessee Valley Authority 5.250% 9/15/39	210,000	267,913

		2,161,221

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,951,348)		2,161,221

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.6%
Agency Collateral CMO — 0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K006, Class AX1 VRN 1.060% 1/25/20	630,589	38,807
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.237% 4/25/20	1,368,633	95,421
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K009, Class X1 VRN 1.515% 8/25/20	781,274	66,719

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K702, Class X1 VRN 1.566% 2/25/18	$3,256,827	$245,680
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K015, Class X1 VRN 1.681% 7/25/21	889,464	99,239
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K008, Class X1 VRN 1.682% 6/25/20	1,671,212	161,862
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K704, Class X1 VRN 2.010% 8/25/18	409,929	42,708
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K703, Class X1 VRN 2.093% 5/25/18	1,467,120	154,461
Federal National Mortgage Association, Series 2010-142, Class SM FRN 6.236% 12/25/40	741,596	91,164
Federal National Mortgage Association, Series 2011-96, Class SA FRN 6.256% 10/25/41	1,434,620	265,340
Government National Mortgage Association, Series 2010-89, Class SD FRN 5.645% 7/20/40	1,071,154	173,306
Government National Mortgage Association, Series 2009-45, Class AI FRN 5.677% 4/16/39	583,306	77,736
Government National Mortgage Association, Series 2011-24, Class SB FRN 5.715% 2/20/41	92,561	16,817
Government National Mortgage Association, Series 2011-140, Class SC FRN 6.457% 10/16/41	192,699	32,507

		1,561,767

Automobile ABS — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A (b) 3.150% 3/20/17	60,000	62,277

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A (b) 4.640% 5/20/16	$180,000	$191,722
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	300,000	325,802

		579,801

Commercial MBS — 1.9%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.193% 9/10/47	380,000	421,351
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4 VRN 5.731% 5/10/45	190,000	212,520
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4 VRN 5.889% 7/10/44	520,000	566,682
DBUBS Mortgage Trust, Series 2011-LC3A, Class XA VRN (b) 1.508% 8/10/44	797,443	44,482
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA (b) 1.784% 8/10/44	838,207	76,774
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4 VRN 5.794% 2/12/51	80,000	88,126
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 7/15/30	400,000	432,425
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4 5.424% 2/15/40	17,000	18,520
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 5.962% 8/12/49	10,000	10,825
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	830,000	886,294
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 5.308% 11/15/48	64,000	69,938
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA VRN (b) 1.178% 2/15/44	970,232	53,868
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4 3.667% 11/15/44	74,000	75,384

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4 (b) 4.375% 3/15/44	$100,000	$106,722
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4 VRN (b) 4.902% 6/15/44	130,000	142,193

		3,206,104

Home Equity ABS — 1.9%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.594% 12/25/45	359,937	325,223
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.094% 10/25/32	992,674	789,164
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.694% 12/25/42	138,356	116,460
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.508% 12/15/35	132,126	72,965
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/28	643	618
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.514% 7/25/30	284,858	237,355
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.534% 12/25/36	1,391,349	627,235
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 VRN STEP 0.684% 11/25/35	2,400,000	885,181
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 0.594% 11/25/35	151,081	109,074
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	108,389	98,400

		3,261,675

Manufactured Housing ABS — 1.6%
Greenpoint Manufactured Housing, Series 2000-6, Class A3 FRN 2.257% 11/22/31	150,000	126,152
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.748% 2/20/32	150,000	111,491
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.778% 3/13/32	200,000	141,925
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 3.785% 3/18/29	200,000	155,268

	Principal Amount	Value
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.785% 6/19/29	$75,000	$57,909
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.787% 2/20/30	75,000	58,235
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	2,086,247	2,117,864

		2,768,844

Other ABS — 0.2%
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 FRN 0.794% 10/25/34	287,635	247,704

Student Loans ABS — 1.3%
Brazos Higher Education Authority, Series 2011-1, Class A3 FRN 1.556% 11/25/33	400,000	358,443
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.678% 10/25/32	176,889	166,317
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3 FRN 1.748% 7/25/42	500,000	441,250
SLM Student Loan Trust, Series 2004-3, Class A5 FRN 0.588% 7/25/23	500,000	484,941
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (b) 0.836% 12/15/25	300,000	279,199
SLM Student Loan Trust, Series 2001-4, Class B FRN 0.918% 1/25/21	600,000	562,048

		2,292,198

WL Collateral CMO — 5.5%
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.133% 11/25/34	550,981	451,102
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 0.615% 11/20/35	393,108	203,452
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.624% 10/25/35	209,430	105,515
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (b) 0.694% 9/25/35	338,772	278,389
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (b) 5.246% 6/26/35	970,000	901,332

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (b) 0.644% 9/25/35	$329,799	$257,498
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 VRN 2.737% 10/25/35	378,686	272,725
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 2.776% 2/25/36	187,081	105,625
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.684% 12/25/34	34,366	19,189
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 VRN 2.187% 9/25/33	1,021,730	766,254
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 VRN (b) 2.570% 11/25/35	1,366,116	697,949
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 VRN 2.691% 1/25/36	328,510	236,093
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN (b) 0.644% 5/25/35	329,218	247,825
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 2.697% 3/25/36	278,473	135,929
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (b) 5.500% 5/25/35	424,417	402,024
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (b) 6.000% 5/25/35	165,127	158,346
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (b) 6.000% 5/25/35	1,446,184	1,257,039
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.358% 3/25/46	1,071,808	611,407
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.554% 11/25/45	284,824	195,806
WaMu Mortgage Pass Through Certificates, Series 2005-AR8, Class 1A1A FRN 0.564% 7/25/45	57,017	41,794
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.584% 10/25/45	219,336	162,505

	Principal Amount	Value
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.088% 10/25/46	$1,482,261	$753,113
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 VRN 5.322% 11/25/36	1,940,000	1,257,647

		9,518,558

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,613,523)		23,436,651

SOVEREIGN DEBT OBLIGATIONS — 2.0%
Malaysia Government Bond MYR (f) 3.835% 8/12/15	1,410,000	455,007
Malaysia Government Bond MYR (f) 4.262% 9/15/16	395,000	129,681
Mexican Bonos MXN (f) 8.000% 6/11/20	19,618,000	1,558,397
Province of Ontario Canada 2.700% 6/16/15	660,000	691,255
Province of Ontario Canada 4.400% 4/14/20	310,000	353,214
United Mexican States 6.750% 9/27/34	155,000	201,887

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,530,916)		3,389,441

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 33.5%
Collateralized Mortgage Obligations — 1.6%
Federal National Mortgage Association Series 2011-59, Class NZ 5.500% 7/25/41	513,909	601,308
Series 2011-63, Class SW 6.386% 7/25/41	612,021	94,368
Government National Mortgage Association Series 2010-H28, Class FE 0.645% 12/20/60	369,204	362,004
Series 2011-H09, Class AF 0.745% 3/20/61	195,739	193,852
Series 2011-H08, Class FG 0.765% 3/20/61	294,143	292,005
Series 2010-14, Class SC 4.530% 8/20/35	499,950	93,472
Series 2010-117, Class PS 5.715% 10/20/39	880,972	148,178

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2011-32, Class S 5.718% 3/16/41	$88,532	$14,955
Series 2009-87, Class TS 5.815% 7/20/35	248,377	38,419
Series 2011-40, Class SA 5.848% 2/16/36	999,588	136,824
Series 2010-107, Class SG 5.865% 2/20/38	182,257	28,167
Series 2005-81, Class SD 6.015% 12/20/34	224,589	26,736
Series 2009-35, Class SP 6.118% 5/16/37	492,933	67,340
Series 2010-31, Class GS 6.215% 3/20/39	171,256	29,653
Series 2010-160, Class SW 6.265% 10/20/38	281,007	47,908
Series 2010-3, Class MS 6.265% 11/20/38	601,190	103,294
Series 2010-39, Class SP 6.265% 11/20/38	100,000	15,902
Series 2010-68, Class SD 6.295% 6/20/40	624,936	114,481
Series 2010-85, Class HS 6.365% 1/20/40	408,690	67,280
Series 2009-61, Class SA 6.415% 8/20/39	439,427	64,381
Series 2011-70, Class BS 6.418% 12/16/36	278,108	45,334
Series 2009-68, Class SL 6.468% 4/16/39	104,732	14,475
Series 2005-13, Class SD 6.515% 2/20/35	169,326	29,791
Government National Mortgage Association TBA 5.500% 7/01/36 (g)	200,000	223,031

		2,853,158

Pass-Through Securities — 31.9%
Federal Home Loan Mortgage Corp. Pool #1N1640 1.934% 1/01/37	219,636	227,670
Pool #1J1368 2.852% 10/01/36	134,140	141,294
Pool #1N1637 3.604% 1/01/37	520,670	546,317
Pool #1N2654 5.625% 11/23/35	170,000	190,475
Pool #G06669 6.500% 9/01/39	184,001	204,536
Federal Home Loan Mortgage Corp. TBA Pool #4200 4.000% 2/01/40 (g)	100,000	104,859

	Principal Amount	Value
Federal National Mortgage Association Pool #AB3745 4.000% 10/01/41	$989,444	$1,039,921
Pool #AJ5304 4.000% 11/01/41	1,096,457	1,152,908
Pool #MA0706 4.500% 4/01/31	182,535	194,442
Pool #MA0734 4.500% 5/01/31	551,495	587,471
Pool #MA0776 4.500% 6/01/31	183,932	195,930
Pool #993117 4.500% 1/01/39	104,710	111,336
Pool #AA0856 4.500% 1/01/39	213,457	226,965
Pool #AA2450 4.500% 2/01/39	79,928	84,986
Pool #AA3495 4.500% 2/01/39	307,792	327,269
Pool #935520 4.500% 8/01/39	307,031	326,461
Pool #AD5481 4.500% 5/01/40	4,564,034	4,852,851
Pool #AD6914 4.500% 6/01/40	469,813	499,543
Pool #AD8685 4.500% 8/01/40	728,294	774,382
Pool #974965 5.000% 4/01/38	2,806,086	3,029,148
Pool #AE2266 5.000% 3/01/40	570,734	616,103
Pool #683271 5.500% 2/01/33	47,536	51,783
Pool #709406 5.500% 7/01/33	2,876,401	3,133,367
Pool #190350 5.500% 3/01/34	226,586	246,792
Pool #735971 5.500% 11/01/34	51,191	55,764
Pool #995153 5.500% 9/01/36	332,934	362,625
Pool #995159 5.500% 9/01/36	259,103	282,210
Pool #937948 5.500% 6/01/37	42,563	46,359
Pool #995071 5.500% 8/01/37	258,062	281,116
Pool #995072 5.500% 8/01/38	268,051	292,709
Pool #950385 5.791% 8/01/37	45,360	46,805
Pool #481473 6.000% 2/01/29	370	411

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #867557 6.000% 2/01/36	$13,421	$14,799
Pool #AE0469 6.000% 12/01/39	2,304,493	2,533,142
Pool #AD0716 6.500% 12/01/30	1,255,973	1,409,740
Pool #AL0886 6.500% 10/01/38	755,515	845,273
Pool #AL0885 6.500% 6/01/39	753,777	840,845
Pool #AL1176 6.500% 10/01/39	600,000	666,867
Pool #AL0814 6.500% 6/01/40	847,201	944,265
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (g)	2,700,000	2,788,172
Pool #1963 3.500% 3/01/41 (g)	600,000	617,156
Pool #9174 4.000% 3/01/40 (g)	900,000	945,281
Pool #18718 4.500% 5/01/39 (g)	1,000,000	1,064,297
Pool #45659 5.500% 3/01/35 (g)	1,300,000	1,415,578
Pool #52353 6.000% 8/01/35 (g)	3,300,000	3,633,610
Pool #52353 6.000% 8/01/35 (g)	2,900,000	3,186,035
Government National Mortgage Association Pool #487588 6.000% 4/15/29	10,275	11,618
Pool #595077 6.000% 10/15/32	1,586	1,797
Pool #596620 6.000% 10/15/32	1,655	1,875
Pool #598000 6.000% 12/15/32	82	93
Pool #604706 6.000% 10/15/33	239,541	271,757
Pool #636251 6.000% 3/15/35	26,519	30,069
Pool #782034 6.000% 1/15/36	271,045	307,329
Pool #658029 6.000% 7/15/36	216,874	245,499
Government National Mortgage Association TBA Pool #207 1.000% 8/01/41 (g)	1,600,000	1,665,375
Pool #5245 4.000% 8/01/40 (g)	1,600,000	1,716,125

	Principal Amount	Value
Pool #9945 4.500% 8/01/39 (g)	$900,000	$980,789
Pool #872 4.500% 5/01/40 (g)	5,600,000	6,100,063
Pool #13331 5.000% 5/01/38 (g)	500,000	553,906
Pool #1558 5.000% 4/01/39 (g)	600,000	663,562
Residual Funding Principal Strip 0.010% 10/15/19	1,280,000	1,101,242

		54,790,967

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $56,490,153)		57,644,125

U.S. TREASURY OBLIGATIONS — 14.4%
U.S. Treasury Bonds & Notes — 14.4%
U.S. Treasury Bond 4.375% 11/15/39	540,000	701,594
U.S. Treasury Bond 4.375% 5/15/41	70,000	91,236
U.S. Treasury Bond 4.750% 2/15/41	2,940,000	4,054,069
U.S. Treasury Inflation Index 2.000% 4/15/12	1,193,992	1,199,775
U.S. Treasury Inflation Index 2.125% 2/15/40	597,155	801,839
U.S. Treasury Inflation Index 2.375% 1/15/27 (h)	965,642	1,247,278
U.S. Treasury Inflation Index 3.875% 4/15/29	2,121,196	3,303,995
U.S. Treasury Note 0.125% 8/31/13	50,000	49,916
U.S. Treasury Note 0.500% 5/31/13	20,000	20,086
U.S. Treasury Note 1.000% 9/30/16	740,000	747,718
U.S. Treasury Note 1.375% 2/15/13	70,000	70,935
U.S. Treasury Note 1.500% 6/30/16	170,000	175,824
U.S. Treasury Note 1.500% 8/31/18	7,210,000	7,316,179
U.S. Treasury Note 1.750% 10/31/18	680,000	699,948
U.S. Treasury Note 2.000% 11/15/21	10,000	10,115
U.S. Treasury Note 2.625% 11/15/20	110,000	118,443
U.S. Treasury Note 3.125% 5/15/21	3,650,000	4,075,881

		24,684,831

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,724,485)		$24,684,831

TOTAL BONDS & NOTES (Cost $171,514,811)		169,992,391

	Units
PURCHASED OPTIONS — 0.0%
Options on Futures — 0.0%
Eurodollar Put, Expires 09/17/12, Strike 98.00	23	1,869
U.S. Treasury Note 10 Year Put, Expires 01/27/12, Strike 125.00	18	281

		2,150

TOTAL PURCHASED OPTIONS (Cost $8,389)		2,150

	Number of Shares
WARRANTS — 0.0%
Pipelines — 0.0%
SemGroup Corp., Expires 11/30/14, Strike 25.00 (a)	258	1,442

TOTAL WARRANTS (Cost $0)		1,442

TOTAL LONG-TERM INVESTMENTS (Cost $171,806,534)		170,278,861

	Principal Amount

SHORT-TERM INVESTMENTS — 17.9%
Discount Notes — 15.6%
Federal Home Loan Mortgage Corp. 0.010% 1/10/12 (h)	$553,000	552,984
Federal Home Loan Mortgage Corp. 0.010% 6/05/12	15,000,000	14,992,850
Federal National Mortgage Association 0.010% 1/10/12 (h)	39,000	38,999
Federal National Mortgage Association 0.010% 4/18/12	4,600,000	4,599,034
Federal National Mortgage Association 0.010% 7/02/12	6,600,000	6,596,310

		26,780,177

	Principal Amount	Value
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (i)	$3,738,055	$3,738,055

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/03/12	102,297	102,297

TOTAL SHORT-TERM INVESTMENTS (Cost $30,620,529)		30,620,529

TOTAL INVESTMENTS — 116.9% (Cost $202,427,063) (j)		200,899,390

Other Assets/(Liabilities) — (16.9)%		(29,043,529)

NET ASSETS — 100.0%		$171,855,861

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
MYR	Malaysian Ringgit
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $16,305,319 or 9.49% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2011, these securities amounted to a value of $670,707 or 0.39% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $670,500 or 0.39% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $156,600 or 0.09% of net assets.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(h)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(i)	Maturity value of $3,738,059. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $3,814,315.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 64.7%

COMMON STOCK — 64.3%
Aerospace & Defense — 1.0%
European Aeronautic Defence and Space Co.	2,992	$93,085
United Technologies Corp.	6,091	445,191

		538,276

Agriculture — 1.1%
British American Tobacco PLC	5,039	238,927
Japan Tobacco, Inc.	32	150,411
Philip Morris International, Inc.	2,517	197,534

		586,872

Apparel — 0.6%
Nike, Inc. Class B	1,983	191,101
VF Corp.	829	105,275

		296,376

Auto Manufacturers — 1.4%
General Motors Co. (a)	15,247	309,057
Honda Motor Co. Ltd.	2,900	88,311
Nissan Motor Co. Ltd.	11,100	99,629
Paccar, Inc.	6,239	233,775

		730,772

Automotive & Parts — 0.9%
Bridgestone Corp.	3,600	81,489
Johnson Controls, Inc.	13,366	417,821

		499,310

Banks — 3.6%
Australia & New Zealand Banking Group Ltd.	4,775	100,065
Bank of America Corp.	28,842	160,362
Capital One Financial Corp.	2,969	125,559
DnB NOR ASA	7,004	68,437
Erste Group Bank AG	728	12,750
HSBC Holdings PLC	22,535	171,068
Huntington Bancshares, Inc.	1,727	9,481
Lloyds Banking Group PLC (a)	149,404	59,674
Mitsubishi UFJ Financial Group, Inc.	23,300	98,844
Regions Financial Corp.	2,824	12,143
Standard Chartered PLC	7,519	163,707
State Street Corp.	963	38,819
Sumitomo Mitsui Financial Group, Inc.	3,618	100,657
SunTrust Banks, Inc.	2,886	51,082
U.S. Bancorp	3,457	93,512
Wells Fargo & Co.	22,946	632,392
Zions Bancorp	700	11,396

		1,909,948

	Number of Shares	Value
Beverages — 1.0%
Carlsberg A/S Class B	927	$65,471
The Coca-Cola Co.	6,311	441,581

		507,052

Biotechnology — 0.9%
Biogen Idec, Inc. (a)	2,199	242,000
Celgene Corp. (a)	2,824	190,902
Vertex Pharmaceuticals, Inc. (a)	1,924	63,896

		496,798

Building Materials — 0.2%
Masco Corp.	2,653	27,803
Nippon Sheet Glass Co. Ltd.	48,000	89,668

		117,471

Chemicals — 1.3%
Air Products & Chemicals, Inc.	2,052	174,809
E.I. du Pont de Nemours & Co.	4,370	200,059
Georgia Gulf Corp. (a)	2,454	47,828
Lanxess AG	942	48,738
Monsanto Co.	1,688	118,278
Solvay SA Class A	896	73,500

		663,212

Commercial Services — 0.7%
Experian PLC	9,219	125,183
Genpact Ltd. (a)	882	13,186
MasterCard, Inc. Class A	403	150,247
McKesson Corp.	1,366	106,425

		395,041

Computers — 3.2%
Apple, Inc. (a)	2,872	1,163,160
Cognizant Technology Solutions Corp. Class A (a)	2,236	143,797
EMC Corp. (a)	4,569	98,416
Fujitsu LTD	24,000	124,530
Hewlett-Packard Co.	100	2,576
International Business Machines Corp.	437	80,356
NetApp, Inc. (a)	2,134	77,400
SanDisk Corp. (a)	522	25,688

		1,715,923

Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	1,228	113,455
L’Oreal	859	89,644
The Procter & Gamble Co.	7,669	511,599

		714,698

Distribution & Wholesale — 0.3%
Marubeni Corp.	14,000	85,144
Mitsui & Co. Ltd.	6,000	93,139

		178,283

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 2.4%
American Express Co.	705	$33,255
Ameriprise Financial, Inc.	1,319	65,475
Citigroup, Inc.	9,832	258,680
CME Group, Inc.	449	109,408
Deutsche Boerse AG (a)	2,047	107,317
The Goldman Sachs Group, Inc.	2,329	210,611
IntercontinentalExchange, Inc. (a)	643	77,514
Invesco Ltd.	6,404	128,656
Morgan Stanley	6,422	97,165
ORIX Corp.	870	71,718
TD Ameritrade Holding Corp.	5,381	84,213

		1,244,012

Electric — 1.5%
American Electric Power Co., Inc.	1,608	66,426
Dominion Resources, Inc.	1,513	80,310
DTE Energy Co.	1,210	65,885
E.ON AG	4,932	106,019
Exelon Corp.	1,957	84,875
NextEra Energy, Inc.	2,893	176,126
Northeast Utilities	2,325	83,863
PG&E Corp.	940	38,747
PPL Corp.	3,275	96,350

		798,601

Electrical Components & Equipment — 1.1%
Emerson Electric Co.	6,951	323,847
Mitsubishi Electric Corp.	14,000	133,858
Schneider Electric SA	2,492	130,234

		587,939

Electronics — 0.3%
HON HAI Precision Industry Co. Ltd. GDR (Taiwan) (b)	15,555	85,553
Premier Farnell PLC	17,080	47,569

		133,122

Engineering & Construction — 0.5%
ABB Ltd. (a)	7,957	149,696
Fluor Corp.	2,545	127,886

		277,582

Food Services — 0.3%
Sodexo	2,013	144,418

Foods — 2.1%
Campbell Soup Co.	3,906	129,835
General Mills, Inc.	3,412	137,879
Kraft Foods, Inc. Class A	10,036	374,945
Nestle SA	3,005	172,526
Unilever NV	7,916	271,847

		1,087,032

Forest Products & Paper — 0.2%
International Paper Co.	1,309	38,746

	Number of Shares	Value
Stora Enso Oyj Class R	5,675	$33,807
UPM-Kymmene OYJ	4,994	54,736

		127,289

Gas — 0.9%
AGL Resources, Inc.	645	27,258
Centrica PLC	24,822	111,404
Gaz De France	4,083	111,046
Perusahaan Gas Negara PT	176,500	61,873
Sempra Energy	444	24,420
Snam Rete Gas SpA	25,848	113,611

		449,612

Health Care – Products — 1.0%
Becton, Dickinson & Co.	686	51,258
Covidien PLC	4,817	216,813
Hengan International Group Co. Ltd.	6,000	55,933
Johnson & Johnson	3,301	216,480

		540,484

Health Care – Services — 1.1%
Humana, Inc.	2,787	244,169
UnitedHealth Group, Inc.	7,150	362,362

		606,531

Holding Company – Diversified — 0.2%
Hutchison Whampoa Ltd.	11,000	92,034

Home Builders — 0.3%
D.R. Horton, Inc.	3,593	45,308
Lennar Corp. Class A	1,273	25,014
NVR, Inc. (a)	109	74,774
The Ryland Group, Inc.	1,322	20,835

		165,931

Insurance — 2.4%
ACE Ltd.	2,054	144,027
Allianz SE	869	83,051
The Allstate Corp.	2,377	65,154
Axis Capital Holdings Ltd.	968	30,937
The Dai-ichi Life Insurance Co. Ltd.	59	57,915
Everest Re Group Ltd.	341	28,675
The Hartford Financial Services Group, Inc.	316	5,135
ING Groep NV (a)	6,530	46,534
MetLife, Inc.	7,939	247,538
Prudential Financial, Inc.	4,089	204,941
Prudential PLC	12,918	127,287
RenaissanceRe Holdings Ltd.	885	65,817
Swiss Re Ltd. (a)	1,831	93,250
XL Group PLC	4,310	85,209

		1,285,470

Internet — 1.0%
Amazon.com, Inc. (a)	1,822	315,388
Google, Inc. Class A (a)	292	188,603

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zynga, Inc. (a)	2,377	$22,368

		526,359

Leisure Time — 0.4%
Carnival Corp.	6,476	211,377

Lodging — 0.5%
Intercontinental Hotels Group PLC	7,773	139,031
Marriott International, Inc. Class A	1,706	49,764
Sands China Ltd. (a)	20,000	56,685

		245,480

Machinery – Construction & Mining — 0.5%
Atlas Copco AB A Shares	3,238	69,317
Rio Tinto PLC	4,110	198,901

		268,218

Machinery – Diversified — 0.1%
Mitsubishi Heavy Industries Ltd.	13,000	55,329

Manufacturing — 1.6%
3M Co.	1,330	108,701
FUJIFILM Holdings Corp.	1,700	40,208
General Electric Co.	13,585	243,307
Honeywell International, Inc.	4,969	270,065
Tyco International Ltd.	3,709	173,248

		835,529

Media — 2.3%
CBS Corp. Class B	7,586	205,884
Comcast Corp. Class A	13,384	317,334
Pearson PLC	6,513	121,973
Time Warner, Inc.	16,235	586,733

		1,231,924

Mining — 0.7%
First Quantum Minerals Ltd.	5,119	100,747
Freeport-McMoRan Copper & Gold, Inc.	7,307	268,825

		369,572

Office Equipment/Supplies — 0.2%
Canon, Inc.	2,800	123,897

Oil & Gas — 5.9%
Anadarko Petroleum Corp.	1,964	149,912
Apache Corp.	637	57,699
BG Group PLC	11,176	238,354
Cairn Energy PLC (a)	8,703	35,779
Chevron Corp.	4,221	449,114
CNOOC Ltd.	37,000	64,917
ConocoPhillips	2,472	180,135
Devon Energy Corp.	478	29,636
EOG Resources, Inc.	1,892	186,381
Exxon Mobil Corp.	4,561	386,590
Hess Corp.	697	39,590
JX Holdings, Inc.	19,400	117,031
Marathon Petroleum Corp.	1,123	37,385

	Number of Shares	Value
Occidental Petroleum Corp.	6,404	$600,055
Royal Dutch Shell PLC Class A	11,493	418,168
Southwestern Energy Co. (a)	1,657	52,925
Tullow Oil PLC	3,741	81,317

		3,124,988

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	2,592	126,075
Cameron International Corp. (a)	746	36,696
Halliburton Co.	2,747	94,799
Schlumberger Ltd.	9,605	656,117

		913,687

Pharmaceuticals — 5.0%
Abbott Laboratories	1,734	97,503
Allergan, Inc.	738	64,752
Bayer AG	2,806	179,395
Cardinal Health, Inc.	4,855	197,161
Express Scripts, Inc. (a)	2,795	124,909
GlaxoSmithKline PLC	10,235	233,385
Merck & Co., Inc.	23,252	876,600
Novo Nordisk A/S Class B	1,042	119,878
Pfizer, Inc.	16,625	359,765
Roche Holding AG	431	72,890
Sanofi	972	71,122
Shire Ltd.	3,457	119,988
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,600	104,936

		2,622,284

Pipelines — 0.1%
SemGroup Corp. Class A (a)	77	2,007
The Williams Cos., Inc.	1,169	38,600

		40,607

Real Estate — 0.5%
China Overseas Land & Investment Ltd.	50,000	83,835
Mitsubishi Estate Co. Ltd.	6,000	89,520
Sun Hung Kai Properties Ltd.	7,000	87,371

		260,726

Real Estate Investment Trusts (REITS) — 0.1%
Westfield Group	6,289	50,257

Retail — 2.7%
AutoZone, Inc. (a)	193	62,719
Belle International Holdings Ltd.	41,000	71,846
Cie Financiere Richemont SA	2,122	106,848
CVS Caremark Corp.	3,931	160,306
Darden Restaurants, Inc.	1,332	60,713
The Home Depot, Inc.	4,331	182,075
Inditex SA	887	72,471
Kohl’s Corp.	1,146	56,555
Lowe’s Cos., Inc.	4,518	114,667
PPR	752	107,546

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Target Corp.	3,327	$170,409
The TJX Cos., Inc.	763	49,252
Yum! Brands, Inc.	3,420	201,814

		1,417,221

Semiconductors — 1.6%
Altera Corp.	4,274	158,565
ASML Holding NV	1,876	78,622
Broadcom Corp. Class A (a)	2,320	68,115
Freescale Semiconductor Holdings I Ltd. (a)	3,073	38,874
Lam Research Corp. (a)	3,637	134,642
Novellus Systems, Inc. (a)	386	15,938
Samsung Electronics Co., Ltd.	177	162,579
Xilinx, Inc.	5,305	170,078

		827,413

Software — 2.1%
Citrix Systems, Inc. (a)	428	25,988
Microsoft Corp.	24,519	636,513
Oracle Corp.	16,935	434,383

		1,096,884

Telecommunications — 4.3%
AT&T, Inc.	9,131	276,121
Cisco Systems, Inc.	28,403	513,526
Juniper Networks, Inc. (a)	1,177	24,023
KDDI Corp.	18	115,874
Koninklijke KPN NV	9,006	107,522
Nippon Telegraph & Telephone Corp.	2,400	121,888
QUALCOMM, Inc.	4,337	237,234
Sprint Nextel Corp. (a)	6,745	15,783
Telecom Corp. of New Zealand Ltd.	30,370	48,598
Telefonaktiebolaget LM Ericsson Class B	11,169	113,453
Verizon Communications, Inc.	10,046	403,046
Vodafone Group PLC	97,326	270,212

		2,247,280

Transportation — 1.0%
CSX Corp.	3,126	65,834
East Japan Railway	1,100	69,994
Norfolk Southern Corp.	5,304	386,449

		522,277

Water — 0.1%
Suez Environnement Co.	4,622	53,071

TOTAL COMMON STOCK (Cost $32,801,496)		33,934,469

PREFERRED STOCK — 0.4%
Auto Manufacturers — 0.2%
Volkswagen AG 1.970%	711	106,322

	Number of Shares	Value
Diversified Financial — 0.1%
Citigroup Capital XII 8.500%	900	$22,644
Citigroup Capital XIII 7.875%	700	18,242

		40,886

Household Products — 0.1%
Henkel AG & Co. KGaA 1.600%	1,041	60,075

TOTAL PREFERRED STOCK (Cost $182,555)		207,283

TOTAL EQUITIES (Cost $32,984,051)		34,141,752

	Principal Amount
BONDS & NOTES — 33.3%

CORPORATE DEBT — 12.5%
Aerospace & Defense — 0.1%
The Boeing Co. 4.875% 2/15/20	$40,000	46,703
Raytheon Co. 3.125% 10/15/20	10,000	10,078

		56,781

Agriculture — 0.3%
Altria Group, Inc. 4.750% 5/05/21	30,000	33,031
Altria Group, Inc. 9.250% 8/06/19	30,000	40,283
Philip Morris International, Inc. 2.900% 11/15/21	30,000	30,586
Reynolds American, Inc. 7.625% 6/01/16	30,000	35,773

		139,673

Airlines — 0.3%
Continental Airlines 2007-1 Class A 5.983% 10/19/23	46,474	48,388
Delta Air Lines, Inc. Series 2007-1 Class A (c) 6.821% 2/10/24	37,817	39,470
Northwest Airlines, Inc. 7.575% 9/01/20	56,121	58,506
United Air Lines, Inc. 9.750% 1/15/17	8,893	9,605

		155,969

Banks — 1.3%
Bank of America Corp. 4.500% 4/01/15	120,000	115,798
Bank of America Corp. 5.000% 5/13/21	30,000	27,325

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp. 7.625% 6/01/19	$60,000	$62,053
Export-Import Bank of Korea (c) 5.250% 2/10/14	5,000	5,248
Landsbanki Islands HF (Acquired 8/25/06, Cost $279,927) (c) (d) (e) 6.100% 12/31/49	280,000	9,800
Lloyds TSB Bank PLC 6.375% 1/21/21	40,000	40,085
Royal Bank of Scotland Group PLC 3.950% 9/21/15	80,000	75,016
Royal Bank of Scotland Group PLC 5.000% 10/01/14	30,000	24,764
Royal Bank of Scotland Group PLC 5.050% 1/08/15	20,000	16,309
Santander US Debt SA Unipersonal (c) 3.781% 10/07/15	100,000	90,626
State Street Corp. 4.956% 3/15/18	50,000	51,971
UBS AG/Stamford CT 4.875% 8/04/20	40,000	39,727
Wachovia Capital Trust III VRN 5.570% 3/29/49	50,000	41,875
Wachovia Corp. 5.750% 2/01/18	50,000	56,801
Wells Fargo & Co. 3.676% 6/15/16	20,000	20,900

		678,298

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	50,000	58,640
Diageo Capital PLC 4.828% 7/15/20	40,000	45,233
PepsiCo, Inc. 7.900% 11/01/18	4,000	5,400

		109,273

Chemicals — 0.0%
Ecolab, Inc. 4.350% 12/08/21	10,000	10,679

Coal — 0.1%
Arch Coal, Inc. (c) 7.000% 6/15/19	20,000	20,400
Consol Energy, Inc. (c) 6.375% 3/01/21	20,000	20,200

		40,600

Diversified Financial — 3.2%
American Express Co. 8.125% 5/20/19	40,000	51,715
Citigroup, Inc. 3.953% 6/15/16	30,000	29,897

	Principal Amount	Value
Citigroup, Inc. 5.375% 8/09/20	$40,000	$41,131
Citigroup, Inc. 6.010% 1/15/15	70,000	73,129
Citigroup, Inc. 8.125% 7/15/39	60,000	73,460
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	50,000	50,387
Federal National Mortgage Association 0.010% 10/09/19	420,000	322,923
Federal National Mortgage Association 4.625% 5/01/13	160,000	168,645
Ford Motor Credit Co. LLC 8.125% 1/15/20	100,000	117,707
General Electric Capital Corp. 2.250% 11/09/15	110,000	110,492
General Electric Capital Corp. 4.375% 9/16/20	10,000	10,219
General Electric Capital Corp. 4.625% 1/07/21	50,000	51,873
General Electric Capital Corp. 6.875% 1/10/39	40,000	47,921
The Goldman Sachs Group, Inc. 5.250% 7/27/21	10,000	9,755
The Goldman Sachs Group, Inc. 5.375% 3/15/20	70,000	69,092
The Goldman Sachs Group, Inc. 6.000% 6/15/20	90,000	92,193
The Goldman Sachs Group, Inc. 6.250% 2/01/41	50,000	49,051
International Lease Finance Corp. (c) 6.500% 9/01/14	20,000	20,450
International Lease Finance Corp. (c) 6.750% 9/01/16	10,000	10,250
JP Morgan Chase & Co. 3.400% 6/24/15	80,000	81,549
JP Morgan Chase & Co. 4.250% 10/15/20	20,000	20,140
Kaupthing Bank HF (Acquired 2/25/08, Cost $368,482) (c) (d) (e) 7.625% 2/28/15	440,000	108,900
Lehman Brothers Holdings Capital Trust VII VRN (d) 5.857% 11/29/49	130,000	13
Lehman Brothers Holdings, Inc. (d) 6.500% 7/19/17	30,000	3
Lehman Brothers Holdings, Inc. Series I (d) 6.750% 12/28/17	290,000	29
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	100,000	101,564

		1,712,488

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.4%
Calpine Corp. (c) 7.500% 2/15/21	$20,000	$21,400
Dominion Resources, Inc. 5.200% 8/15/19	60,000	69,264
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000% 12/01/20	21,000	22,155
FirstEnergy Corp. Series C 7.375% 11/15/31	70,000	86,084
Pacific Gas & Electric Co. 5.800% 3/01/37	30,000	36,538

		235,441

Electronics — 0.0%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	10,000	10,444

Environmental Controls — 0.0%
Waste Management, Inc. 7.375% 5/15/29	10,000	12,715

Foods — 0.2%
Kraft Foods, Inc. 5.375% 2/10/20	50,000	57,693
Safeway, Inc. 3.950% 8/15/20	10,000	9,875
Safeway, Inc. 4.750% 12/01/21	20,000	20,487

		88,055

Health Care – Services — 0.4%
HCA, Inc. 7.500% 11/15/95	50,000	38,500
HCA, Inc. 7.690% 6/15/25	10,000	8,850
Roche Holdings, Inc. (c) 6.000% 3/01/19	20,000	24,308
Tenet Healthcare Corp. 10.000% 5/01/18	50,000	57,125
UnitedHealth Group, Inc. 3.875% 10/15/20	20,000	21,241
UnitedHealth Group, Inc. 5.700% 10/15/40	10,000	11,973
UnitedHealth Group, Inc. 5.800% 3/15/36	20,000	23,928
WellPoint, Inc. 7.000% 2/15/19	30,000	36,197

		222,122

Household Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 7.125% 4/15/19	100,000	101,750

	Principal Amount	Value
Insurance — 0.3%
American International Group, Inc. 6.400% 12/15/20	$10,000	$10,092
MetLife, Inc. 4.750% 2/08/21	20,000	21,636
MetLife, Inc. 5.875% 2/06/41	40,000	46,814
Teachers Insurance & Annuity Association of America (c) 6.850% 12/16/39	40,000	51,336

		129,878

Iron & Steel — 0.0%
Steel Dynamics, Inc. 7.625% 3/15/20	20,000	21,100

Lodging — 0.1%
Inn of the Mountain Gods Resort & Casino (c) 8.750% 11/30/20	6,000	5,790
MGM Mirage 6.625% 7/15/15	5,000	4,750
MGM Resorts International 10.375% 5/15/14	5,000	5,712
MGM Resorts International 11.125% 11/15/17	15,000	17,100

		33,352

Machinery – Construction & Mining — 0.0%
Caterpillar, Inc. 3.900% 5/27/21	20,000	21,957

Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	30,000	30,375
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	10,000	10,425
CCO Holdings LLC/CCO Holdings Capital Corp. 8.125% 4/30/20	80,000	87,600
Comcast Corp. 5.150% 3/01/20	60,000	68,234
Comcast Corp. 6.950% 8/15/37	10,000	12,723
DISH DBS Corp. 6.750% 6/01/21	20,000	21,550
DISH DBS Corp. 7.875% 9/01/19	20,000	22,600
News America, Inc. 4.500% 2/15/21	10,000	10,485
Reed Elsevier Capital, Inc. 8.625% 1/15/19	30,000	37,443
Time Warner Cable, Inc. 4.000% 9/01/21	10,000	10,117

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable, Inc. 4.125% 2/15/21	$10,000	$10,269
Time Warner Cable, Inc. 6.750% 6/15/39	20,000	23,635
Time Warner Cable, Inc. 8.250% 4/01/19	80,000	100,481
Time Warner, Inc. 4.700% 1/15/21	10,000	10,767
United Business Media Ltd. (c) 5.750% 11/03/20	20,000	20,173

		476,877

Mining — 0.7%
Barrick Gold Corp. 6.950% 4/01/19	30,000	36,842
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	50,000	61,778
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	40,000	42,500
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	10,000	12,053
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	90,000	122,829
Teck Resources Ltd. 9.750% 5/15/14	2,000	2,350
Teck Resources Ltd. 10.250% 5/15/16	3,000	3,450
Vale Overseas Ltd. 6.875% 11/21/36	70,000	79,699

		361,501

Oil & Gas — 1.5%
Anadarko Finance Co. Series B 7.500% 5/01/31	10,000	12,099
Anadarko Petroleum Corp. 6.375% 9/15/17	20,000	23,183
Apache Corp. 5.100% 9/01/40	40,000	46,750
BP Capital Markets PLC 3.125% 10/01/15	60,000	62,845
Chesapeake Energy Corp. 6.625% 8/15/20	30,000	32,175
Concho Resources, Inc. 6.500% 1/15/22	11,000	11,495
ConocoPhillips 6.500% 2/01/39	20,000	27,665
Devon Energy Corp. 7.950% 4/15/32	30,000	42,936
Hess Corp. 6.000% 1/15/40	30,000	35,494
Hess Corp. 8.125% 2/15/19	10,000	12,837
Kerr-McGee Corp. 6.950% 7/01/24	40,000	47,705

	Principal Amount	Value
Kerr-McGee Corp. 7.875% 9/15/31	$10,000	$12,534
Noble Energy, Inc. 4.150% 12/15/21	40,000	41,380
Occidental Petroleum Corp. 3.125% 2/15/22	20,000	20,517
Pemex Project Funding Master Trust 6.625% 6/15/35	111,000	125,846
Petrobras International Finance Co. 5.375% 1/27/21	20,000	21,012
Petrobras International Finance Co. 5.750% 1/20/20	22,000	23,543
Petrobras International Finance Co. 6.125% 10/06/16	26,000	28,823
QEP Resources, Inc. 6.875% 3/01/21	20,000	21,550
Range Resources Corp. 8.000% 5/15/19	100,000	111,500
Shell International Finance BV 6.375% 12/15/38	20,000	27,526
WPX Energy, Inc. (c) 6.000% 1/15/22	10,000	10,237

		799,652

Oil & Gas Services — 0.2%
Baker Hughes, Inc. (c) 3.200% 8/15/21	30,000	30,997
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	10,000	10,125
Key Energy Services, Inc. 6.750% 3/01/21	30,000	30,000
SESI LLC (c) 7.125% 12/15/21	10,000	10,500

		81,622

Pharmaceuticals — 0.4%
Aristotle Holding, Inc. (c) 3.500% 11/15/16	70,000	71,292
Grifols, Inc. 8.250% 2/01/18	10,000	10,500
Pfizer, Inc. 6.200% 3/15/19	40,000	49,356
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	30,000	30,514
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	30,000	30,514

		192,176

Pipelines — 0.5%
Enterprise Products Operating LLC 4.050% 2/15/22	30,000	30,566
Enterprise Products Operating LLC 5.700% 2/15/42	20,000	21,790
Enterprise Products Operating LLC 6.500% 1/31/19	50,000	58,224

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.850% 2/15/20	$40,000	$47,033
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	10,000	10,450
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	11,000	11,440
Southern Natural Gas Co. 8.000% 3/01/32	30,000	37,105
Williams Cos., Inc. 7.875% 9/01/21	25,000	30,768
Williams Partners LP 5.250% 3/15/20	10,000	11,070

		258,446

Retail — 0.4%
CVS Caremark Corp. 6.600% 3/15/19	50,000	60,946
CVS Caremark Corp. (c) 9.350% 1/10/23	90,000	95,202
CVS Pass-Through Trust 5.880% 1/10/28	27,830	28,704

		184,852

Savings & Loans — 0.2%
ILFC E-Capital Trust II VRN (c) 6.250% 12/21/65	190,000	128,250

Telecommunications — 0.6%
America Movil SAB de CV 5.625% 11/15/17	30,000	34,486
AT&T, Inc. 3.875% 8/15/21	10,000	10,578
AT&T, Inc. 5.800% 2/15/19	80,000	94,402
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	40,000	53,988
Qwest Corp. 6.875% 9/15/33	10,000	9,933
Sprint Capital Corp. 8.750% 3/15/32	30,000	24,263
Telefonica Emisiones SAU 5.462% 2/16/21	10,000	9,543
Telefonica Emisiones SAU 5.877% 7/15/19	20,000	19,765
Verizon Communications, Inc. 3.500% 11/01/21	10,000	10,411
Verizon Communications, Inc. 6.000% 4/01/41	30,000	37,196

		304,565

	Principal Amount	Value
Transportation — 0.0%
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	$16,000	$18,560

TOTAL CORPORATE DEBT (Cost $7,397,058)		6,587,076

MUNICIPAL OBLIGATIONS — 0.3%
City of Chicago IL 5.500% 1/01/31	10,000	10,973
Los Angeles Department of Airports 5.250% 5/15/39	20,000	21,593
New York Liberty Development Corp. 5.250% 10/01/35	10,000	10,316
San Mateo County Community College District 5.000% 9/01/38	10,000	10,364
Santa Clara Valley Transportation Authority 5.876% 4/01/32	20,000	23,480
State of Illinois 5.665% 3/01/18	20,000	21,286
State of Illinois 5.877% 3/01/19	20,000	21,533
Tennessee Valley Authority 5.250% 9/15/39	40,000	51,031

		170,576

TOTAL MUNICIPAL OBLIGATIONS (Cost $148,470)		170,576

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
Agency Collateral CMO — 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.237% 4/25/20	196,926	13,730
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K014, Class X1 VRN 1.280% 4/25/21	289,074	24,158
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K009, Class X1 VRN 1.515% 8/25/20	98,895	8,445
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K015, Class X1 VRN 1.681% 7/25/21	99,940	11,151

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K008, Class X1 VRN 1.682% 6/25/20	$197,777	$19,155
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K016, Class X1 VRN 1.743% 10/25/21	100,000	10,746
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K704, Class X1 VRN 2.011% 8/25/18	99,983	10,417
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K703, Class X1 VRN 2.093% 5/25/18	90,521	9,530
Federal National Mortgage Association, Series 2010-142, Class SM FRN 6.236% 12/25/40	162,445	19,969
Federal National Mortgage Association Interest Strip, Series 407, Class 41 6.000% 1/25/38	84,881	12,241
Government National Mortgage Association, Series 2010-115, Class SP FRN 5.115% 9/20/40	82,657	10,811

		150,353

Commercial MBS — 0.6%
Extended Stay America Trust, Series 2010-ESHA, Class A (c) 2.951% 11/05/27	97,997	98,168
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4 5.372% 9/15/39	60,000	66,278
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4 VRN 5.661% 3/15/39	30,000	33,024
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X (Acquired 7/28/04, Cost $180,089) VRN (c) (e) 0.944% 5/28/40	1,221,301	10,808
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	60,000	62,962
Morgan Stanley Capital I, Series 2006-IQ11, Class A4 VRN 5.727% 10/15/42	25,000	27,938

		299,178

Home Equity ABS — 0.7%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1 FRN 1.193% 10/25/47	49,210	31,237

	Principal Amount	Value
MASTR Asset Backed Securities Trust, Series 2005-AB1, Class A5A STEP 5.712% 11/25/35	$660,000	$186,102
Morgan Stanley Capital Inc., Series 2003-NC9, Class M FRN 1.418% 9/25/33	257,650	187,345

		404,684

Manufactured Housing ABS — 0.1%
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.748% 2/20/32	25,000	18,582
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.778% 3/13/32	25,000	17,740

		36,322

Other ABS — 0.0%
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AII FRN 0.933% 8/25/32	2,667	2,039

WL Collateral CMO — 1.9%
Banc of America Funding Corp., Series 2004-B, Class 6A1 FRN 3.062% 12/20/34	109,430	55,192
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 2A1 (c) 7.000% 6/25/35	110,351	110,438
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1 VRN (c) 5.307% 5/25/36	213,421	180,813
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A1 (c) 6.000% 8/25/34	35,082	32,954
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 FRN 1.995% 5/25/29	68,834	58,296
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (c) 6.000% 5/25/35	66,051	63,338
Structured Asset Securities Corp., Series 2005-RF1, Class A FRN (c) 0.643% 3/25/35	398,003	301,673
Structured Asset Securities Corp., Series 2005-RF3, Class 1A FRN (c) 0.643% 6/25/35	112,171	84,032
WaMu Mortgage Pass Through Certificates, Series 2004-AR12, Class A2A FRN 0.640% 10/25/44	45,180	33,762
WaMu Mortgage Pass Through Certificates, Series 2004-AR11, Class A VRN 2.496% 10/25/34	65,079	54,344

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual, Inc., Series 2004-AR14, Class A1 VRN 2.478% 1/25/35	$41,524	$37,079

		1,011,921

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,175,333)		1,904,497

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Mexican Bonos MXN (f) 8.000% 6/11/20	950,000	75,465
Mexico Government International Bond 6.050% 1/11/40	10,000	12,225
Russia Government International Bond STEP (b) 7.500% 3/31/30	33,400	38,786
United Mexican States 6.750% 9/27/34	17,000	22,142

		148,618

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $147,264)		148,618

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 12.6%
Collateralized Mortgage Obligations — 1.3%
Federal National Mortgage Association, Series 2011-59, Class NZ 5.500% 7/25/41	102,782	120,262
Federal National Mortgage Association Interest Strip, Series 390, Class C3 6.000% 7/25/38	38,771	5,359
Government National Mortgage Association Series 2010-H20, Class AF 0.575% 10/20/60	135,621	133,247
Series 2010-H26, Class LF 0.595% 8/20/58	97,005	95,566
Series 2011-H11, Class FB 0.745% 4/20/61	194,544	193,126
Series 2010-62, Class SB 5.465% 5/20/40	78,959	11,499
Series 2011-4, Class PS 5.895% 9/20/40	89,665	15,048
Series 2010-60, Class S 6.215% 5/20/40	80,713	10,882
Series 2010-3, Class MS 6.265% 11/20/38	132,139	22,704
Series 2010-39, Class SP 6.265% 11/20/38	100,000	15,902
Series 2010-85, Class HS 6.365% 1/20/40	90,020	14,819

	Principal Amount	Value
Series 2005-26, Class SC 6.465% 10/20/33	$756,809	$75,314

		713,728

Pass-Through Securities — 11.3%
Federal Home Loan Mortgage Corp. Pool #A74793 5.000% 3/01/38	102,616	110,232
Pool #1N2654 5.625% 11/23/35 (g)	140,000	156,861
Federal Home Loan Mortgage Corp. TBA Pool #648 3.500% 5/01/41 (h)	100,000	102,688
Federal National Mortgage Association Pool #AJ5304 4.000% 11/01/41	99,678	104,810
Pool #974701 4.500% 4/01/38	163,904	174,277
Pool #AD1593 4.500% 2/01/40	601,187	639,230
Pool #683271 5.500% 2/01/33	11,884	12,946
Pool #190350 5.500% 3/01/34	56,646	61,698
Pool #995153 5.500% 9/01/36	83,234	90,656
Pool #995159 5.500% 9/01/36	43,184	47,035
Pool #995071 5.500% 8/01/37	86,021	93,705
Pool #AL0520 5.500% 7/01/41	3,074	3,342
Pool #944103 5.561% 7/01/37	126,230	132,473
Pool #595775 6.000% 8/01/31	4,302	4,784
Pool #896048 6.000% 6/01/36	153,020	168,585
Pool #831669 6.000% 7/01/36	84,378	92,935
Pool #AE0469 6.000% 12/01/39	263,371	289,502
Pool #902990 6.500% 11/01/36	8,172	9,116
Pool #AL0886 6.500% 10/01/38	94,441	105,660
Pool #AL0885 6.500% 6/01/39	94,227	105,111
Pool #AL0814 6.500% 6/01/40	94,136	104,921
Federal National Mortgage Association Principal Strip 0.000% 2/01/19	30,000	23,213

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (h)	$400,000	$413,062
Pool #9174 4.000% 3/01/40 (h)	600,000	630,187
Pool #29800 5.000% 10/01/36 (h)	400,000	432,188
Pool #45659 5.500% 3/01/35 (h)	300,000	326,672
Government National Mortgage Association
Pool #4978 4.500% 3/20/41	92,877	101,352
Pool #783050 5.000% 7/20/40	84,212	93,143
Pool #4772 5.000% 8/20/40	85,276	94,320
Pool #575499 6.000% 1/15/32	41,757	47,279
Pool #579631 6.000% 2/15/32	20,620	23,316
Pool #582351 6.500% 10/15/32	27,098	30,978
Government National Mortgage Association TBA Pool #5245 4.000% 8/01/40 (h)	200,000	214,516
Pool #872 4.500% 5/01/40 (h)	300,000	326,789
Pool #13331 5.000% 5/01/38 (h)	100,000	110,781
Pool #1558 5.000% 4/01/39 (h)	100,000	110,594
Pool #207 1.000% 8/01/41 (h)	200,000	208,172
Residual Funding Principal Strip 0.010% 10/15/19	180,000	154,862

		5,951,991

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $6,539,992)		6,665,719

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds & Notes — 4.0%
U.S. Treasury Bond 4.375% 5/15/40	70,000	90,991
U.S. Treasury Bond 4.375% 5/15/41	110,000	143,371
U.S. Treasury Bond 4.750% 2/15/41	350,000	482,627
U.S. Treasury Inflation Index 2.000% 4/15/12	111,588	112,129

	Principal Amount	Value
U.S. Treasury Inflation Index 2.125% 2/15/40	$73,335	$98,471
U.S. Treasury Inflation Index 2.125% 2/15/41	93,060	125,729
U.S. Treasury Inflation Index 2.375% 1/15/27	11,228	14,503
U.S. Treasury Inflation Index (g) 2.500% 1/15/29	94,919	126,881
U.S. Treasury Inflation Index 3.875% 4/15/29	13,774	21,455
U.S. Treasury Note 1.000% 8/31/16	90,000	90,991
U.S. Treasury Note 1.000% 9/30/16	30,000	30,313
U.S. Treasury Note 1.500% 6/30/16	20,000	20,685
U.S. Treasury Note 1.500% 8/31/18	190,000	192,798
U.S. Treasury Note 1.750% 10/31/18	80,000	82,347
U.S. Treasury Note 2.000% 11/15/21	10,000	10,115
U.S. Treasury Note 3.125% 5/15/21	440,000	491,339

		2,134,745

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,946,103)		2,134,745

TOTAL BONDS & NOTES (Cost $18,354,220)		17,611,231

	Units
PURCHASED OPTIONS — 0.0%
Options on Futures — 0.0%
Eurodollar Put, Expires 09/17/12, Strike 98.00	2	163
U.S. Treasury Note 10 Year Put, Expires 01/27/12, Strike 125.00	2	31

		194

TOTAL PURCHASED OPTIONS (Cost $819)		194

	Number of Shares

WARRANTS — 0.0%
Pipelines — 0.0%
SemGroup Corp., Expires 11/30/14, Strike 25.00 (a)	81	453

TOTAL WARRANTS (Cost $0)		453

TOTAL LONG-TERM INVESTMENTS (Cost $51,339,090)		51,753,630

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 6.8%
Discount Notes — 0.2%
Federal Home Loan Mortgage Corp. 0.010% 6/05/12	$90,000	$89,957

Repurchase Agreement — 5.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (i)	2,874,214	2,874,214

U.S. Treasury Bills — 1.2%
U.S. Treasury Bill 0.010% 1/05/12	625,000	624,995

TOTAL SHORT-TERM INVESTMENTS (Cost $3,589,166)		3,589,166

TOTAL INVESTMENTS — 104.8% (Cost $54,928,256) (j)		55,342,796

Other Assets/(Liabilities) — (4.8)%		(2,536,734)

NET ASSETS — 100.0%		$52,806,062

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
GDR	Global Depositary Receipt
MBS	Mortgage-Backed Security
MXN	Mexican Peso
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $124,339 or 0.24% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $1,778,803 or 3.37% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2011, these securities amounted to a value of $118,745 or 0.22% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $129,508 or 0.25% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	Maturity value of $2,874,217. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,936,596.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Advertising — 0.7%
The Interpublic Group of Companies, Inc.	5,970	$58,088
Omnicom Group, Inc.	42,587	1,898,529

		1,956,617

Aerospace & Defense — 2.4%
General Dynamics Corp.	10,470	695,313
L-3 Communications Holdings, Inc.	2,250	150,030
Lockheed Martin Corp.	7,440	601,896
Northrop Grumman Corp.	46,327	2,709,203
Raytheon Co.	7,640	369,623
Rockwell Collins, Inc.	1,960	108,525
United Technologies Corp.	26,920	1,967,583

		6,602,173

Auto Manufacturers — 0.4%
General Motors Co. (a)	49,020	993,635

Automotive & Parts — 0.9%
BorgWarner, Inc. (a)	1,370	87,324
The Goodyear Tire & Rubber Co. (a)	82,826	1,173,644
Johnson Controls, Inc.	40,728	1,273,157

		2,534,125

Banks — 7.1%
Bank of America Corp.	182,010	1,011,976
Bank of New York Mellon Corp.	59,262	1,179,906
BB&T Corp.	15,960	401,713
BOK Financial Corp.	1,660	91,184
Capital One Financial Corp.	10,670	451,234
Commerce Bancshares, Inc.	2,155	82,149
Cullen/Frost Bankers, Inc.	780	41,270
Fifth Third Bancorp	165,599	2,106,419
PNC Financial Services Group, Inc.	53,378	3,078,309
State Street Corp.	63,933	2,577,139
U.S. Bancorp	100,133	2,708,598
Wells Fargo & Co.	198,369	5,467,050

		19,196,947

Beverages — 2.0%
Coca-Cola Enterprises, Inc.	81,955	2,112,800
Constellation Brands, Inc. Class A (a)	5,780	119,473
Dr. Pepper Snapple Group, Inc.	4,700	185,556
Molson Coors Brewing Co. Class B	2,060	89,692
PepsiCo, Inc.	44,473	2,950,783

		5,458,304

Biotechnology — 1.3%
Amgen, Inc.	52,877	3,395,232

Building Materials — 0.0%
Owens Corning, Inc. (a)	2,740	78,693

	Number of Shares	Value
Chemicals — 1.4%
Air Products & Chemicals, Inc.	20,400	$1,737,876
Albemarle Corp.	1,960	100,959
Ashland, Inc.	1,660	94,886
Celanese Corp. Series A	2,060	91,196
CF Industries Holdings, Inc.	880	127,582
E.I. du Pont de Nemours & Co.	16,450	753,081
Eastman Chemical Co.	3,330	130,070
LyondellBasell Industries NV Class A	7,440	241,725
PPG Industries, Inc.	3,430	286,371
The Valspar Corp.	2,640	102,881
Westlake Chemical Corp.	690	27,766

		3,694,393

Coal — 0.4%
CONSOL Energy, Inc.	29,433	1,080,191

Commercial Services — 0.6%
Apollo Group, Inc. Class A (a)	1,660	89,424
Donnelley (R.R.) & Sons Co.	4,410	63,636
H&R Block, Inc.	6,560	107,125
McKesson Corp.	11,650	907,652
Quanta Services, Inc. (a)	4,310	92,837
Western Union Co.	13,410	244,867

		1,505,541

Computers — 2.5%
Apple, Inc. (a)	3,290	1,332,450
Dell, Inc. (a)	39,750	581,543
International Business Machines Corp.	26,040	4,788,235
Seagate Technology PLC	5,290	86,756

		6,788,984

Distribution & Wholesale — 0.0%
Ingram Micro, Inc. Class A (a)	5,380	97,862

Diversified Financial — 6.3%
American Express Co.	27,800	1,311,326
Ameriprise Financial, Inc.	43,884	2,178,402
BlackRock, Inc.	1,760	313,703
CIT Group, Inc. (a)	4,600	160,402
Citigroup, Inc.	71,699	1,886,401
Discover Financial Services	88,774	2,130,576
Franklin Resources, Inc.	4,700	451,482
Invesco Ltd.	5,870	117,928
JP Morgan Chase & Co.	206,784	6,875,568
Legg Mason, Inc.	59,178	1,423,231
The NASDAQ OMX Group, Inc. (a)	4,310	105,638
Raymond James Financial, Inc.	4,890	151,394

		17,106,051

Electric — 4.8%
The AES Corp. (a)	16,640	197,018
Alliant Energy Corp.	2,740	120,861
Ameren Corp.	4,890	162,006

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
American Electric Power Co., Inc.	9,790	$404,425
Calpine Corp. (a)	130,688	2,134,135
DTE Energy Co.	5,780	314,721
Duke Energy Corp.	32,400	712,800
Edison International	66,747	2,763,326
Entergy Corp.	2,250	164,362
Exelon Corp.	54,567	2,366,571
Integrys Energy Group, Inc.	1,960	106,193
MDU Resources Group, Inc.	4,110	88,201
NextEra Energy, Inc.	7,830	476,690
NRG Energy, Inc. (a)	5,090	92,231
NV Energy, Inc.	9,300	152,055
Pepco Holdings, Inc.	4,600	93,380
Pinnacle West Capital Corp.	1,370	66,007
PPL Corp.	62,609	1,841,957
Public Service Enterprise Group, Inc.	6,560	216,545
SCANA Corp.	2,640	118,958
TECO Energy, Inc.	5,580	106,801
Wisconsin Energy Corp.	4,990	174,450

		12,873,693

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. (a)	690	53,461
Hubbell, Inc. Class B	1,270	84,913
Molex, Inc.	3,520	83,987

		222,361

Electronics — 0.2%
Agilent Technologies, Inc. (a)	3,430	119,810
Arrow Electronics, Inc. (a)	4,600	172,086
Avnet, Inc. (a)	5,870	182,498

		474,394

Engineering & Construction — 0.1%
KBR, Inc.	3,430	95,594
URS Corp. (a)	1,660	58,299

		153,893

Foods — 2.0%
Campbell Soup Co.	4,110	136,616
ConAgra Foods, Inc.	8,810	232,584
Corn Products International, Inc.	2,450	128,846
The J.M. Smucker Co.	3,130	244,672
Kellogg Co.	36,803	1,861,128
The Kroger Co.	13,710	332,056
Safeway, Inc.	4,410	92,786
Sara Lee Corp.	99,948	1,891,016
Smithfield Foods, Inc. (a)	3,620	87,894
Sysco Corp.	12,630	370,438
Tyson Foods, Inc. Class A	8,220	169,661

		5,547,697

	Number of Shares	Value
Forest Products & Paper — 0.2%
Domtar Corp.	1,170	$93,553
International Paper Co.	9,500	281,200
MeadWestvaco Corp.	6,560	196,472

		571,225

Gas — 0.2%
Atmos Energy Corp.	2,640	88,044
Energen Corp.	2,740	137,000
NiSource, Inc.	5,970	142,146
Sempra Energy	4,800	264,000

		631,190

Hand & Machine Tools — 0.8%
Kennametal, Inc.	1,570	57,336
Snap-on, Inc.	780	39,484
Stanley Black & Decker, Inc.	32,522	2,198,487

		2,295,307

Health Care – Products — 3.6%
Baxter International, Inc.	12,240	605,635
Becton, Dickinson & Co.	5,190	387,797
Boston Scientific Corp. (a)	33,280	177,715
C.R. Bard, Inc.	880	75,240
CareFusion Corp. (a)	2,250	57,173
Covidien PLC	56,512	2,543,605
Johnson & Johnson	33,190	2,176,600
Medtronic, Inc.	73,836	2,824,227
St. Jude Medical, Inc.	7,050	241,815
Stryker Corp.	4,890	243,082
Zimmer Holdings, Inc. (a)	8,910	475,972

		9,808,861

Health Care – Services — 3.1%
Aetna, Inc.	11,750	495,733
AMERIGROUP Corp. (a)	1,080	63,806
Coventry Health Care, Inc. (a)	4,010	121,784
HCA Holdings, Inc. (a)	55,315	1,218,589
Health Net, Inc. (a)	2,640	80,309
Humana, Inc.	4,800	420,528
Laboratory Corporation of America Holdings (a)	3,230	277,683
Quest Diagnostics, Inc.	3,720	215,983
UnitedHealth Group, Inc.	88,264	4,473,220
Universal Health Services, Inc. Class B	1,170	45,466
WellPoint, Inc.	16,740	1,109,025

		8,522,126

Holding Company – Diversified — 0.1%
Leucadia National Corp.	5,680	129,163

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.1%
D.R. Horton, Inc.	7,150	$90,162
Lennar Corp. Class A	3,620	71,133
Toll Brothers, Inc. (a)	4,210	85,968

		247,263

Household Products — 0.0%
Jarden Corp.	1,180	35,258

Housewares — 0.0%
Newell Rubbermaid, Inc.	3,720	60,078

Insurance — 5.0%
ACE Ltd.	7,830	549,040
Aflac, Inc.	6,070	262,588
Alleghany Corp. (a)	200	57,058
The Allstate Corp.	6,560	179,810
American Financial Group, Inc.	5,970	220,233
Arch Capital Group Ltd. (a)	9,890	368,205
Assurant, Inc.	1,170	48,040
The Chubb Corp.	17,430	1,206,505
Cincinnati Financial Corp.	2,060	62,748
Everest Re Group Ltd.	1,370	115,203
Fidelity National Financial, Inc. Class A	2,840	45,241
HCC Insurance Holdings, Inc.	3,820	105,050
Loews Corp.	25,060	943,509
Markel Corp. (a)	490	203,188
MetLife, Inc.	59,494	1,855,023
PartnerRe Ltd.	880	56,505
Principal Financial Group, Inc.	7,340	180,564
The Progressive Corp.	36,910	720,114
Reinsurance Group of America, Inc. Class A	2,250	117,562
RenaissanceRe Holdings Ltd.	3,230	240,215
Torchmark Corp.	6,660	288,977
The Travelers Cos., Inc.	51,552	3,050,332
Unum Group	100,319	2,113,721
Validus Holdings Ltd.	2,350	74,025
W.R. Berkley Corp.	4,800	165,072
XL Group PLC	10,380	205,213

		13,433,741

Internet — 1.8%
AOL, Inc. (a)	57,647	870,470
eBay, Inc. (a)	57,302	1,737,969
IAC/InterActiveCorp	5,480	233,448
Liberty Interactive Corp. Class A (a)	109,171	1,770,208
Yahoo!, Inc. (a)	9,790	157,913

		4,770,008

Iron & Steel — 0.1%
Nucor Corp.	3,230	127,811
Reliance Steel & Aluminum Co.	2,060	100,302

		228,113

	Number of Shares	Value
Lodging — 0.2%
Hyatt Hotels Corp. Class A (a)	3,720	$140,021
Wyndham Worldwide Corp.	13,410	507,300

		647,321

Machinery – Diversified — 1.2%
Cummins, Inc.	4,210	370,564
Deere & Co.	9,010	696,924
Eaton Corp.	46,314	2,016,049
Flowserve Corp.	1,570	155,932

		3,239,469

Manufacturing — 5.7%
3M Co.	15,270	1,248,017
Cooper Industries PLC	32,047	1,735,345
Dover Corp.	2,350	136,417
General Electric Co.	454,964	8,148,405
Harsco Corp.	34,729	714,723
Honeywell International, Inc.	44,700	2,429,445
Illinois Tool Works, Inc.	6,270	292,872
Parker Hannifin Corp.	3,520	268,400
Tyco International Ltd.	10,080	470,837

		15,444,461

Media — 5.3%
CBS Corp. Class B	92,056	2,498,400
Comcast Corp. Class A	132,709	3,146,530
DIRECTV Class A (a)	38,622	1,651,477
DISH Network Corp. Class A	9,100	259,168
News Corp. Class A	58,830	1,049,527
Time Warner Cable, Inc.	3,230	205,331
Time Warner, Inc.	39,450	1,425,723
Viacom, Inc. Class B	70,770	3,213,666
The Walt Disney Co.	18,500	693,750
The Washington Post Co. Class B	200	75,362

		14,218,934

Metal Fabricate & Hardware — 0.0%
The Timken Co.	1,960	75,872

Mining — 0.6%
Newmont Mining Corp.	3,820	229,238
Vulcan Materials Co.	33,126	1,303,508

		1,532,746

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,210	78,054
Xerox Corp.	17,920	142,643

		220,697

Oil & Gas — 10.9%
Chesapeake Energy Corp.	13,900	309,831
Chevron Corp.	84,894	9,032,721
ConocoPhillips	42,580	3,102,804
Devon Energy Corp.	9,100	564,200
Exxon Mobil Corp.	109,767	9,303,851

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Helmerich & Payne, Inc.	1,080	$63,029
Hess Corp.	42,881	2,435,641
Marathon Oil Corp.	15,170	444,026
Noble Energy, Inc.	7,761	732,561
Occidental Petroleum Corp.	15,760	1,476,712
Plains Exploration & Production Co. (a)	2,940	107,957
SM Energy Co.	23,344	1,706,446
Tesoro Corp. (a)	1,760	41,114
Valero Energy Corp.	12,240	257,652

		29,578,545

Oil & Gas Services — 1.5%
National Oilwell Varco, Inc.	4,310	293,037
Schlumberger Ltd.	33,263	2,272,196
Tidewater, Inc.	1,080	53,244
Transocean Ltd.	36,260	1,392,021

		4,010,498

Packaging & Containers — 0.2%
Ball Corp.	7,830	279,609
Crown Holdings, Inc. (a)	4,010	134,656
Sonoco Products Co.	2,550	84,048

		498,313

Pharmaceuticals — 7.0%
Abbott Laboratories	24,470	1,375,948
AmerisourceBergen Corp.	2,550	94,835
Bristol-Myers Squibb Co.	46,619	1,642,854
Eli Lilly & Co.	22,220	923,463
Endo Pharmaceuticals Holdings, Inc. (a)	3,230	111,532
Forest Laboratories, Inc. (a)	12,430	376,132
Gilead Sciences, Inc. (a)	16,740	685,168
Merck & Co., Inc.	128,516	4,845,053
Pfizer, Inc.	305,911	6,619,914
Sanofi ADR (France)	64,934	2,372,688

		19,047,587

Pipelines — 0.6%
El Paso Corp.	59,281	1,575,096

Real Estate Investment Trusts (REITS) — 0.6%
Weyerhaeuser Co.	91,457	1,707,502

Retail — 3.8%
Advance Auto Parts, Inc.	590	41,082
Best Buy Co., Inc.	3,620	84,599
Big Lots, Inc. (a)	1,570	59,283
CVS Caremark Corp.	85,859	3,501,330
Darden Restaurants, Inc.	3,820	174,116
Foot Locker, Inc.	3,230	77,003
GameStop Corp. Class A (a)	3,230	77,940
The Gap, Inc.	7,050	130,777
J.C. Penney Co., Inc.	4,800	168,720

	Number of Shares	Value
Kohl’s Corp.	6,560	$323,736
Macy’s, Inc.	21,930	705,707
Orchard Supply Hardware Stores Corp. Class A (a)(b)	58	218
Signet Jewelers Ltd.	1,960	86,162
Target Corp.	8,710	446,126
Wal-Mart Stores, Inc.	68,530	4,095,353
Walgreen Co.	11,360	375,562

		10,347,714

Savings & Loans — 0.0%
People’s United Financial, Inc.	4,700	60,395

Semiconductors — 2.9%
Analog Devices, Inc.	6,460	231,139
Applied Materials, Inc.	166,986	1,788,420
Intel Corp.	114,830	2,784,627
KLA-Tencor Corp.	3,720	179,490
Lam Research Corp. (a)	2,740	101,435
Marvell Technology Group Ltd. (a)	7,540	104,429
Texas Instruments, Inc.	85,337	2,484,160
Xilinx, Inc.	5,680	182,101

		7,855,801

Software — 2.7%
CA, Inc.	21,150	427,547
The Dun & Bradstreet Corp.	1,080	80,816
Fidelity National Information Services, Inc.	6,460	171,772
Microsoft Corp.	169,901	4,410,630
Oracle Corp.	82,351	2,112,303

		7,203,068

Telecommunications — 6.3%
AT&T, Inc.	244,950	7,407,288
CenturyLink, Inc.	60,360	2,245,392
Cisco Systems, Inc.	170,881	3,089,528
Harris Corp.	1,470	52,979
Motorola Solutions, Inc.	39,007	1,805,634
Vodafone Group PLC Sponsored ADR (United Kingdom)	87,955	2,465,379

		17,066,200

Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,640	158,004

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	1,370	43,689
Mattel, Inc.	7,830	217,361

		261,050

Transportation — 1.0%
CSX Corp.	13,610	286,627
Norfolk Southern Corp.	34,071	2,482,413

		2,769,040

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.0%
American Water Works Co., Inc.	3,920	$124,891

TOTAL COMMON STOCK (Cost $250,992,035)		268,136,323

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a)(b)	58	218

TOTAL PREFERRED STOCK (Cost $348)		218

TOTAL EQUITIES (Cost $250,992,383)		268,136,541

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
iShares Russell 1000 Value Index Fund	41,300	2,621,724

TOTAL MUTUAL FUNDS (Cost $2,590,116)		2,621,724

TOTAL LONG-TERM INVESTMENTS (Cost $253,582,499)		270,758,265

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$4,492,250	4,492,250

TOTAL SHORT-TERM INVESTMENTS (Cost $4,492,250)		4,492,250

TOTAL INVESTMENTS — 101.6%
(Cost $258,074,749) (d)		275,250,515

Other Assets/(Liabilities) — (1.6)%		(4,318,133)

NET ASSETS — 100.0%		$270,932,382

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $4,492,255. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 8/15/39 – 11/25/38, and an aggregate market value, including accrued interest, of $4,585,876.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Aerospace & Defense — 1.1%
The Boeing Co.	170,900	$12,535,515

Agriculture — 2.0%
Archer-Daniels-Midland Co.	192,700	5,511,220
Philip Morris International, Inc.	224,300	17,603,064

		23,114,284

Auto Manufacturers — 1.1%
General Motors Co. (a)	187,700	3,804,679
Paccar, Inc.	233,700	8,756,739

		12,561,418

Automotive & Parts — 0.5%
The Goodyear Tire & Rubber Co. (a)	397,600	5,633,992

Banks — 7.4%
Bank of America Corp.	1,109,500	6,168,820
PNC Financial Services Group, Inc.	395,900	22,831,553
U.S. Bancorp	670,700	18,142,435
Wells Fargo & Co.	1,337,800	36,869,768

		84,012,576

Beverages — 2.2%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	201,330	12,279,117
PepsiCo, Inc.	195,300	12,958,155

		25,237,272

Biotechnology — 1.2%
Amgen, Inc.	218,600	14,036,306

Chemicals — 3.7%
CF Industries Holdings, Inc.	57,900	8,394,342
The Dow Chemical Co.	456,000	13,114,560
E.I. du Pont de Nemours & Co.	231,000	10,575,180
The Mosaic Co.	204,000	10,287,720

		42,371,802

Computers — 0.6%
Hewlett-Packard Co.	283,400	7,300,384

Diversified Financial — 6.7%
Ameriprise Financial, Inc.	180,700	8,969,948
BlackRock, Inc.	92,700	16,522,848
Credit Suisse Group Sponsored ADR (Switzerland)	271,900	6,384,212
The Goldman Sachs Group, Inc.	141,100	12,759,673
JP Morgan Chase & Co.	928,036	30,857,197

		75,493,878

Electric — 3.5%
Edison International	255,100	10,561,140
Entergy Corp.	155,000	11,322,750
NextEra Energy, Inc.	99,800	6,075,824

	Number of Shares	Value
Northeast Utilities	308,600	$11,131,202

		39,090,916

Foods — 2.5%
General Mills, Inc.	247,600	10,005,516
Kraft Foods, Inc. Class A	360,100	13,453,336
Sysco Corp.	154,700	4,537,351

		27,996,203

Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	301,700	20,394,920

Health Care – Products — 3.7%
Baxter International, Inc.	200,600	9,925,688
Covidien PLC	290,500	13,075,405
Johnson & Johnson	188,900	12,388,062
Zimmer Holdings, Inc. (a)	124,900	6,672,158

		42,061,313

Health Care – Services — 2.1%
HCA Holdings, Inc. (a)	291,260	6,416,458
UnitedHealth Group, Inc.	350,900	17,783,612

		24,200,070

Insurance — 8.0%
ACE Ltd.	376,100	26,372,132
The Chubb Corp.	235,600	16,308,232
Marsh & McLennan Cos., Inc.	623,700	19,721,394
Principal Financial Group, Inc.	352,748	8,677,601
Swiss Re Ltd. (a)	161,555	8,227,774
Unum Group	554,400	11,681,208

		90,988,341

Iron & Steel — 1.5%
Nucor Corp.	146,100	5,781,177
Steel Dynamics, Inc.	808,300	10,629,145

		16,410,322

Machinery – Construction & Mining — 1.1%
Ingersoll-Rand PLC	390,000	11,883,300

Manufacturing — 5.9%
3M Co.	120,100	9,815,773
General Electric Co.	1,524,700	27,307,377
Illinois Tool Works, Inc.	261,600	12,219,336
Tyco International Ltd.	380,200	17,759,142

		67,101,628

Media — 2.5%
CBS Corp. Class B	221,200	6,003,368
Comcast Corp. Class A	946,750	22,447,442

		28,450,810

Oil & Gas — 11.9%
Apache Corp.	104,000	9,420,320
Chevron Corp.	367,500	39,102,000
EOG Resources, Inc.	76,700	7,555,717

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exxon Mobil Corp.	207,400	$17,579,224
Marathon Oil Corp.	315,600	9,237,612
Noble Corp. (a)	269,200	8,135,224
Occidental Petroleum Corp.	261,700	24,521,290
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	163,400	12,420,034
Southwestern Energy Co. (a)	219,600	7,014,024

		134,985,445

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	225,500	10,968,320

Packaging & Containers — 0.5%
Rexam PLC Sponsored ADR (United Kingdom)	214,800	5,853,300

Pharmaceuticals — 7.0%
Abbott Laboratories	195,100	10,970,473
Merck & Co., Inc.	633,000	23,864,100
Pfizer, Inc.	1,479,700	32,020,708
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	298,200	12,035,352

		78,890,633

Retail — 6.0%
CVS Caremark Corp.	404,800	16,507,744
The Home Depot, Inc.	368,700	15,500,148
Kohl’s Corp.	264,800	13,067,880
Lowe’s Cos., Inc.	239,700	6,083,586
Nordstrom, Inc.	217,000	10,787,070
Staples, Inc.	389,400	5,408,766

		67,355,194

Semiconductors — 5.3%
Analog Devices, Inc.	336,500	12,039,970
Intel Corp.	1,046,100	25,367,925
Maxim Integrated Products, Inc.	348,700	9,080,148
Xilinx, Inc.	407,100	13,051,626

		59,539,669

Software — 1.4%
Microsoft Corp.	606,200	15,736,952

Telecommunications — 4.8%
AT&T, Inc.	1,179,956	35,681,869
Cisco Systems, Inc.	1,019,900	18,439,792

		54,121,661

Toys, Games & Hobbies — 1.1%
Mattel, Inc.	453,100	12,578,056

TOTAL COMMON STOCK (Cost $999,601,910)		1,110,904,480

TOTAL EQUITIES (Cost $999,601,910)		1,110,904,480

TOTAL LONG-TERM INVESTMENTS (Cost $999,601,910)		1,110,904,480

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$21,584,478	$21,584,478

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	84,865	84,865

TOTAL SHORT-TERM INVESTMENTS (Cost $21,669,343)		21,669,343

TOTAL INVESTMENTS — 100.0%
(Cost $1,021,271,253) (c)		1,132,573,823

Other Assets/(Liabilities) — 0.0%		238,810

NET ASSETS — 100.0%		$1,132,812,633

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $21,584,502. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 5/15/39 – 8/15/39, and an aggregate market value, including accrued interest, of $22,016,963.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Aerospace & Defense — 1.3%
United Technologies Corp.	4,930	$360,334

Agriculture — 1.2%
Philip Morris International, Inc.	4,260	334,325

Auto Manufacturers — 1.2%
Ford Motor Co. (a)	14,390	154,836
Navistar International Corp. (a)	4,360	165,157

		319,993

Automotive & Parts — 0.5%
Tenneco, Inc. (a)	4,380	130,436

Banks — 7.1%
Bank of New York Mellon Corp.	16,790	334,289
Capital One Financial Corp.	6,450	272,771
Comerica, Inc.	4,480	115,584
KeyCorp	16,910	130,038
Regions Financial Corp.	24,820	106,726
Wells Fargo & Co.	34,320	945,859

		1,905,267

Beverages — 2.0%
Dr. Pepper Snapple Group, Inc.	5,730	226,220
PepsiCo, Inc.	4,560	302,556

		528,776

Biotechnology — 2.5%
Amgen, Inc.	8,380	538,080
Biogen Idec, Inc. (a)	1,190	130,959

		669,039

Building Materials — 0.4%
Martin Marietta Materials, Inc.	1,240	93,508

Chemicals — 2.1%
Ashland, Inc.	6,820	389,831
The Mosaic Co.	3,560	179,531

		569,362

Coal — 0.5%
Alpha Natural Resources, Inc. (a)	6,550	133,817

Commercial Services — 1.0%
McKesson Corp.	3,350	260,999

Computers — 3.8%
Apple, Inc. (a)	870	352,350
Computer Sciences Corp.	3,670	86,979
Dell, Inc. (a)	8,710	127,427
Hewlett-Packard Co.	18,080	465,741

		1,032,497

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	5,130	342,222

	Number of Shares	Value
Distribution & Wholesale — 0.5%
WESCO International, Inc. (a)	2,740	$145,247

Diversified Financial — 8.7%
Citigroup, Inc.	18,082	475,738
CME Group, Inc.	1,330	324,081
The Goldman Sachs Group, Inc.	2,180	197,137
Interactive Brokers Group, Inc. Class A	5,680	84,859
Invesco Ltd.	8,800	176,792
JP Morgan Chase & Co.	25,460	846,545
Morgan Stanley	6,590	99,707
TD Ameritrade Holding Corp.	8,140	127,391

		2,332,250

Electric — 5.6%
American Electric Power Co., Inc.	9,010	372,203
GenOn Energy, Inc. (a)	29,150	76,081
NextEra Energy, Inc.	4,960	301,965
NRG Energy, Inc. (a)	6,630	120,136
PG&E Corp.	6,930	285,655
PPL Corp.	12,270	360,983

		1,517,023

Electronics — 0.4%
Garmin Ltd.	2,730	108,681

Engineering & Construction — 0.6%
Foster Wheeler AG (a)	8,360	160,010

Environmental Controls — 0.8%
Republic Services, Inc.	7,840	215,992

Health Care – Products — 0.4%
Alere, Inc. (a)	4,100	94,669

Health Care – Services — 2.5%
Thermo Fisher Scientific, Inc. (a)	6,920	311,193
WellPoint, Inc.	5,500	364,375

		675,568

Insurance — 5.0%
Berkshire Hathaway, Inc. Class B (a)	13,080	998,004
Prudential Financial, Inc.	7,040	352,845

		1,350,849

Internet — 1.5%
Google, Inc. Class A (a)	290	187,311
Liberty Interactive Corp. Class A (a)	13,090	212,254

		399,565

Lodging — 0.8%
Wyndham Worldwide Corp.	5,960	225,467

Machinery – Diversified — 1.8%
Cummins, Inc.	3,540	311,591
Flowserve Corp.	1,610	159,905

		471,496

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 1.6%
General Electric Co.	24,680	$442,019

Media — 2.9%
DIRECTV Class A (a)	5,090	217,649
The Walt Disney Co.	15,290	573,375

		791,024

Metal Fabricate & Hardware — 0.8%
Precision Castparts Corp.	1,290	212,579

Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	4,360	160,404

Oil & Gas — 11.8%
Chesapeake Energy Corp.	8,950	199,496
Chevron Corp.	11,850	1,260,840
Denbury Resources, Inc. (a)	13,260	200,226
Hess Corp.	4,610	261,848
Marathon Petroleum Corp.	8,215	273,477
Occidental Petroleum Corp.	6,120	573,444
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	5,400	394,686

		3,164,017

Oil & Gas Services — 0.7%
Oil States International, Inc. (a)	2,280	174,124

Pharmaceuticals — 7.5%
Express Scripts, Inc. (a)	5,000	223,450
Mead Johnson Nutrition Co.	2,720	186,946
Medicis Pharmaceutical Corp. Class A	2,010	66,832
Pfizer, Inc.	47,150	1,020,326
Roche Holding AG Sponsored ADR (Switzerland)	6,700	285,085
Valeant Pharmaceuticals International, Inc. (a)	4,700	219,443

		2,002,082

Pipelines — 0.9%
ONEOK, Inc.	2,670	231,462

Real Estate — 0.4%
CBRE Group, Inc. (a)	6,680	101,670

Real Estate Investment Trusts (REITS) — 1.9%
Boston Properties, Inc.	1,940	193,224
Equity Residential	4,010	228,691
SL Green Realty Corp.	1,280	85,299

		507,214

Retail — 5.0%
Best Buy Co., Inc.	1,880	43,936
CVS Caremark Corp.	14,080	574,182
Lowe’s Cos., Inc.	14,830	376,385
Target Corp.	6,980	357,516

		1,352,019

	Number of Shares	Value
Semiconductors — 0.8%
Broadcom Corp. Class A (a)	7,540	$221,374

Software — 0.8%
Microsoft Corp.	8,550	221,958

Telecommunications — 8.2%
American Tower Corp. Class A	2,890	173,429
AT&T, Inc.	15,670	473,861
CenturyLink, Inc.	9,771	363,481
Cisco Systems, Inc.	34,120	616,890
NII Holdings, Inc. (a)	13,910	296,283
QUALCOMM, Inc.	3,550	194,185
Sprint Nextel Corp. (a)	34,310	80,285

		2,198,414

Toys, Games & Hobbies — 0.6%
Hasbro, Inc.	4,760	151,796

Transportation — 1.4%
Alexander & Baldwin, Inc.	2,470	100,825
CSX Corp.	13,630	287,048

		387,873

TOTAL COMMON STOCK (Cost $26,525,399)		26,697,421

TOTAL EQUITIES (Cost $26,525,399)		26,697,421

TOTAL LONG-TERM INVESTMENTS (Cost $26,525,399)		26,697,421

	Principal Amount

SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$173,293	173,293

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	1,100	1,100

TOTAL SHORT-TERM INVESTMENTS (Cost $174,393)		174,393

TOTAL INVESTMENTS — 100.0% (Cost $26,699,792) (c)		26,871,814

Other Assets/(Liabilities) — (0.0)%		(11,626)

NET ASSETS — 100.0%		$26,860,188

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $173,294. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $178,993.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	55,160	$4,462,444

Agriculture — 1.1%
Philip Morris International, Inc.	71,200	5,587,776

Auto Manufacturers — 0.3%
Paccar, Inc.	47,870	1,793,689

Banks — 11.7%
Bank of New York Mellon Corp.	1,136,200	22,621,742
Julius Baer Group Ltd. (a)	312,300	12,145,967
Wells Fargo & Co.	983,776	27,112,867

		61,880,576

Beverages — 4.4%
The Coca-Cola Co.	124,200	8,690,274
Diageo PLC Sponsored ADR (United Kingdom)	100,300	8,768,226
Heineken Holding NV Class A	140,925	5,751,348

		23,209,848

Building Materials — 0.4%
Martin Marietta Materials, Inc.	26,180	1,974,234

Chemicals — 3.5%
Air Products & Chemicals, Inc.	36,810	3,135,844
Ecolab, Inc.	46,400	2,682,384
Monsanto Co.	99,150	6,947,440
Potash Corp. of Saskatchewan, Inc.	85,760	3,540,173
Praxair, Inc.	20,400	2,180,760

		18,486,601

Coal — 0.5%
China Coal Energy Co. Class H	2,507,200	2,712,669

Commercial Services — 2.7%
Iron Mountain, Inc.	383,116	11,799,973
Visa, Inc. Class A	25,210	2,559,571

		14,359,544

Computers — 0.7%
Hewlett-Packard Co.	151,700	3,907,792

Cosmetics & Personal Care — 0.2%
Natura Cosmeticos SA	48,000	933,108

Distribution & Wholesale — 0.3%
Li & Fung Ltd.	779,000	1,432,124

Diversified Financial — 7.1%
American Express Co.	605,260	28,550,114
Ameriprise Financial, Inc.	62,460	3,100,514
The Charles Schwab Corp.	199,980	2,251,775
CME Group, Inc.	3,910	952,750

	Number of Shares	Value
The Goldman Sachs Group, Inc.	22,770	$2,059,091
JP Morgan Chase & Co.	26,088	867,426

		37,781,670

Electronics — 0.3%
Agilent Technologies, Inc. (a)	48,870	1,707,029

Foods — 1.3%
Kraft Foods, Inc. Class A	120,300	4,494,408
Nestle SA	7,930	455,284
Unilever NV NY Shares	55,430	1,905,129

		6,854,821

Forest Products & Paper — 0.0%
Sino-Forest Corp. (Acquired 12/17/09, Cost $203,165) (a) (b) (c) (d)	12,800	4,335
Sino-Forest Corp. (a) (c)	422,320	143,019

		147,354

Health Care – Products — 3.2%
Baxter International, Inc.	33,460	1,655,601
Becton, Dickinson & Co.	29,440	2,199,757
Johnson & Johnson	201,500	13,214,370

		17,069,728

Holding Company – Diversified — 1.2%
China Merchants Holdings International Co. Ltd.	2,289,370	6,606,439

Housewares — 0.3%
Hunter Douglas NV	36,548	1,369,944

Insurance — 10.9%
ACE Ltd.	54,240	3,803,309
Aon Corp.	17,420	815,256
Berkshire Hathaway, Inc. Class A (a)	95	10,901,725
Everest Re Group Ltd.	9,660	812,309
Fairfax Financial Holdings Ltd.	7,380	3,182,256
Fairfax Financial Holdings Ltd. (Subordinate Voting Shares)	3,440	1,475,646
Loews Corp.	393,200	14,803,980
Markel Corp. (a)	1,910	792,020
The Progressive Corp.	692,800	13,516,528
Transatlantic Holdings, Inc.	137,734	7,538,182

		57,641,211

Internet — 4.6%
Expedia, Inc.	58,540	1,698,831
Google, Inc. Class A (a)	25,980	16,780,482
Liberty Interactive Corp. Class A (a)	154,300	2,501,974
Netflix, Inc. (a)	26,850	1,860,437
TripAdvisor, Inc. (a)	58,540	1,475,793

		24,317,517

Leisure Time — 0.6%
Harley-Davidson, Inc.	84,500	3,284,515

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 1.2%
BHP Billiton PLC	116,900	$3,398,994
Rio Tinto PLC	64,187	3,106,297

		6,505,291

Media — 1.7%
Grupo Televisa SAB Sponsored ADR (Mexico)	54,150	1,140,399
The Walt Disney Co.	205,790	7,717,125

		8,857,524

Oil & Gas — 11.0%
Canadian Natural Resources Ltd.	430,300	16,080,311
Devon Energy Corp.	83,800	5,195,600
EOG Resources, Inc.	203,150	20,012,306
Occidental Petroleum Corp.	145,375	13,621,638
OGX Petroleo e Gas Participacoes SA (a)	430,000	3,139,847

		58,049,702

Oil & Gas Services — 0.7%
Schlumberger Ltd.	13,700	935,847
Transocean Ltd.	71,515	2,745,461

		3,681,308

Packaging & Containers — 0.5%
Sealed Air Corp.	145,472	2,503,573

Pharmaceuticals — 6.2%
Express Scripts, Inc. (a)	209,200	9,349,148
Merck & Co., Inc.	444,542	16,759,234
Pfizer, Inc.	76,530	1,656,109
Roche Holding AG	31,000	5,242,645

		33,007,136

Real Estate — 1.8%
Brookfield Asset Management, Inc. Class A	153,400	4,215,432
Hang Lung Properties Ltd.	980,000	5,333,302

		9,548,734

Retail — 14.5%
Bed Bath & Beyond, Inc. (a)	223,600	12,962,092
CarMax, Inc. (a)	93,500	2,849,880
Cie Financiere Richemont SA	13,500	679,761
Costco Wholesale Corp.	362,900	30,236,828
CVS Caremark Corp.	730,561	29,792,277

		76,520,838

Semiconductors — 1.6%
Intel Corp.	69,180	1,677,615
Texas Instruments, Inc.	241,900	7,041,709

		8,719,324

	Number of Shares	Value
Software — 1.7%
Activision Blizzard, Inc.	264,800	$3,262,336
Microsoft Corp.	175,200	4,548,192
Oracle Corp.	41,800	1,072,170

		8,882,698

Telecommunications — 0.2%
America Movil SAB de CV Series L ADR (Mexico)	44,280	1,000,728

Transportation — 1.2%
China Shipping Development Co. Ltd. Class H	1,719,000	1,067,838
Kuehne & Nagel International AG	44,350	4,963,805
LLX Logistica SA (a)	92,600	167,303

		6,198,946

TOTAL COMMON STOCK (Cost $420,445,146)		520,996,435

PREFERRED STOCK — 0.0%
Iron & Steel — 0.0%
MMX Mineracao e Metalicos SA (a)	92,600	141,488

TOTAL PREFERRED STOCK (Cost $142,105)		141,488

TOTAL EQUITIES (Cost $420,587,251)		521,137,923

	Principal Amount
BONDS & NOTES — 0.1%

CORPORATE DEBT — 0.1%
Forest Products & Paper — 0.1%
Sino-Forest Corp., Convertible (Acquired 07/23/08, Cost $1,565,682) (b) (d) 5.000% 8/01/13	$1,604,000	417,040

TOTAL CORPORATE DEBT (Cost $1,565,682)		417,040

TOTAL BONDS & NOTES (Cost $1,565,682)		417,040

TOTAL LONG-TERM INVESTMENTS (Cost $422,152,933)		521,554,963

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (e)	$10,231,267	$10,231,267

TOTAL SHORT-TERM INVESTMENTS (Cost $10,231,267)		10,231,267

TOTAL INVESTMENTS — 100.4% (Cost $432,384,200) (f)		531,786,230

Other Assets/(Liabilities) — (0.4)%		(2,331,180)

NET ASSETS — 100.0%		$529,455,050

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $421,375 or 0.08% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $421,375 or 0.08% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $10,231,279. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $10,438,072.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	77,440	$753,491
Omnicom Group, Inc.	48,341	2,155,042

		2,908,533

Aerospace & Defense — 2.0%
The Boeing Co.	130,736	9,589,486
General Dynamics Corp.	62,888	4,176,392
Goodrich Corp.	22,243	2,751,459
L-3 Communications Holdings, Inc.	18,220	1,214,910
Lockheed Martin Corp.	46,124	3,731,432
Northrop Grumman Corp.	45,322	2,650,430
Raytheon Co.	61,605	2,980,450
Rockwell Collins, Inc.	26,452	1,464,647
United Technologies Corp.	159,433	11,652,958

		40,212,164

Agriculture — 2.1%
Altria Group, Inc.	362,061	10,735,109
Archer-Daniels-Midland Co.	117,407	3,357,840
Lorillard, Inc.	23,540	2,683,560
Philip Morris International, Inc.	305,692	23,990,708
Reynolds American, Inc.	59,598	2,468,549

		43,235,766

Airlines — 0.1%
Southwest Airlines Co.	132,828	1,137,008

Apparel — 0.5%
Nike, Inc. Class B	65,257	6,288,817
Ralph Lauren Corp.	10,999	1,518,742
VF Corp.	15,587	1,979,393

		9,786,952

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	670,225	7,211,621
Paccar, Inc.	63,792	2,390,286

		9,601,907

Automotive & Parts — 0.3%
BorgWarner, Inc. (a)	19,466	1,240,763
The Goodyear Tire & Rubber Co. (a)	40,793	578,037
Johnson Controls, Inc.	120,585	3,769,487

		5,588,287

Banks — 3.7%
Bank of America Corp.	1,785,433	9,927,008
Bank of New York Mellon Corp.	214,518	4,271,053
BB&T Corp.	124,246	3,127,272
Capital One Financial Corp.	79,712	3,371,020
Comerica, Inc.	34,717	895,699
Fifth Third Bancorp	164,600	2,093,712

	Number of Shares	Value
First Horizon National Corp.	49,320	$394,560
Huntington Bancshares, Inc.	146,977	806,904
KeyCorp	173,588	1,334,892
M&T Bank Corp.	21,711	1,657,418
Northern Trust Corp.	40,393	1,601,986
PNC Financial Services Group, Inc.	92,960	5,361,003
Regions Financial Corp.	216,244	929,849
State Street Corp.	87,461	3,525,553
SunTrust Banks, Inc.	93,626	1,657,180
U.S. Bancorp	336,372	9,098,863
Wells Fargo & Co.	928,193	25,580,999
Zions Bancorp	33,508	545,510

		76,180,481

Beverages — 2.6%
Brown-Forman Corp. Class B	18,072	1,454,977
The Coca-Cola Co.	399,401	27,946,088
Coca-Cola Enterprises, Inc.	54,933	1,416,173
Constellation Brands, Inc. Class A (a)	32,641	674,689
Dr. Pepper Snapple Group, Inc.	38,364	1,514,611
Molson Coors Brewing Co. Class B	27,516	1,198,046
PepsiCo, Inc.	274,722	18,227,805

		52,432,389

Biotechnology — 1.0%
Amgen, Inc.	139,819	8,977,778
Biogen Idec, Inc. (a)	42,861	4,716,853
Celgene Corp. (a)	77,652	5,249,275
Life Technologies Corp. (a)	31,602	1,229,634

		20,173,540

Building Materials — 0.0%
Masco Corp.	60,857	637,781

Chemicals — 2.2%
Air Products & Chemicals, Inc.	36,856	3,139,763
Airgas, Inc.	12,218	953,981
CF Industries Holdings, Inc.	11,347	1,645,088
The Dow Chemical Co.	209,893	6,036,523
E.I. du Pont de Nemours & Co.	162,171	7,424,188
Eastman Chemical Co.	24,318	949,861
Ecolab, Inc.	52,042	3,008,548
FMC Corp.	12,224	1,051,753
International Flavors & Fragrances, Inc.	13,318	698,130
Monsanto Co.	94,479	6,620,144
The Mosaic Co.	51,629	2,603,650
PPG Industries, Inc.	27,303	2,279,527
Praxair, Inc.	52,695	5,633,096
The Sherwin-Williams Co.	15,362	1,371,366
Sigma-Aldrich Corp.	21,909	1,368,436

		44,784,054

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.2%
Alpha Natural Resources, Inc. (a)	39,047	$797,730
CONSOL Energy, Inc.	39,107	1,435,227
Peabody Energy Corp.	49,260	1,630,999

		3,863,956

Commercial Services — 1.8%
Apollo Group, Inc. Class A (a)	20,527	1,105,790
Automatic Data Processing, Inc.	85,509	4,618,341
DeVry, Inc.	10,305	396,330
Donnelley (R.R.) & Sons Co.	33,811	487,893
Equifax, Inc.	21,165	819,932
H&R Block, Inc.	49,102	801,836
Iron Mountain, Inc.	31,520	970,816
MasterCard, Inc. Class A	18,780	7,001,560
McKesson Corp.	43,640	3,399,992
Moody’s Corp.	33,543	1,129,728
Paychex, Inc.	56,858	1,711,994
Quanta Services, Inc. (a)	39,411	848,913
Robert Half International, Inc.	25,374	722,144
SAIC, Inc. (a)	50,652	622,513
Total System Services, Inc.	31,102	608,355
Visa, Inc. Class A	89,660	9,103,180
Western Union Co.	109,196	1,993,919

		36,343,236

Computers — 7.0%
Accenture PLC Class A	112,243	5,974,695
Apple, Inc. (a)	163,462	66,202,110
Cognizant Technology Solutions Corp. Class A (a)	52,884	3,400,970
Computer Sciences Corp.	27,628	654,784
Dell, Inc. (a)	270,455	3,956,757
EMC Corp. (a)	357,235	7,694,842
Hewlett-Packard Co.	349,581	9,005,206
International Business Machines Corp.	207,320	38,122,002
Lexmark International, Inc. Class A	12,961	428,620
NetApp, Inc. (a)	63,692	2,310,109
SanDisk Corp. (a)	42,524	2,092,606
Teradata Corp. (a)	29,887	1,449,818
Western Digital Corp. (a)	42,490	1,315,065

		142,607,584

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	75,715	1,322,741
Colgate-Palmolive Co.	85,135	7,865,623
The Estee Lauder Cos., Inc. Class A	19,495	2,189,678
The Procter & Gamble Co.	483,888	32,280,169

		43,658,211

Distribution & Wholesale — 0.3%
Fastenal Co.	52,983	2,310,588
Genuine Parts Co.	26,629	1,629,695

	Number of Shares	Value
W.W. Grainger, Inc.	10,656	$1,994,697

		5,934,980

Diversified Financial — 3.9%
American Express Co.	178,056	8,398,901
Ameriprise Financial, Inc.	40,244	1,997,712
BlackRock, Inc.	17,548	3,127,756
The Charles Schwab Corp.	190,487	2,144,884
Citigroup, Inc.	514,807	13,544,572
CME Group, Inc.	11,521	2,807,322
Discover Financial Services	95,621	2,294,904
E*TRADE Financial Corp. (a)	44,129	351,267
Federated Investors, Inc. Class B	14,852	225,008
Franklin Resources, Inc.	25,558	2,455,101
The Goldman Sachs Group, Inc.	86,735	7,843,446
IntercontinentalExchange, Inc. (a)	13,004	1,567,632
Invesco Ltd.	81,099	1,629,279
JP Morgan Chase & Co.	668,805	22,237,766
Legg Mason, Inc.	23,040	554,112
Morgan Stanley	263,475	3,986,377
The NASDAQ OMX Group, Inc. (a)	21,223	520,176
NYSE Euronext	45,019	1,174,996
SLM Corp.	89,685	1,201,779
T. Rowe Price Group, Inc.	44,282	2,521,860

		80,584,850

Electric — 3.5%
The AES Corp. (a)	110,450	1,307,728
Ameren Corp.	41,211	1,365,320
American Electric Power Co., Inc.	83,969	3,468,759
CenterPoint Energy, Inc.	76,954	1,546,006
CMS Energy Corp.	43,692	964,719
Consolidated Edison, Inc.	50,980	3,162,289
Constellation Energy Group, Inc.	35,849	1,422,130
Dominion Resources, Inc.	99,483	5,280,558
DTE Energy Co.	29,304	1,595,603
Duke Energy Corp.	233,097	5,128,134
Edison International	57,278	2,371,309
Entergy Corp.	31,424	2,295,523
Exelon Corp.	116,073	5,034,086
FirstEnergy Corp.	74,773	3,312,444
Integrys Energy Group, Inc.	12,932	700,656
NextEra Energy, Inc.	75,274	4,582,681
Northeast Utilities	30,287	1,092,452
NRG Energy, Inc. (a)	40,251	729,348
Pepco Holdings, Inc.	41,451	841,455
PG&E Corp.	72,238	2,977,650
Pinnacle West Capital Corp.	19,307	930,211
PPL Corp.	100,945	2,969,802
Progress Energy, Inc.	52,382	2,934,440
Public Service Enterprise Group, Inc.	87,756	2,896,826
SCANA Corp.	20,895	941,529
The Southern Co.	152,025	7,037,237
TECO Energy, Inc.	37,269	713,329

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wisconsin Energy Corp.	39,812	$1,391,828
Xcel Energy, Inc.	86,758	2,397,991

		71,392,043

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	130,212	6,066,577
Molex, Inc.	23,184	553,170

		6,619,747

Electronics — 0.4%
Agilent Technologies, Inc. (a)	60,621	2,117,491
Amphenol Corp. Class A	28,474	1,292,435
FLIR Systems, Inc.	28,779	721,489
Jabil Circuit, Inc.	31,415	617,619
PerkinElmer, Inc.	20,079	401,580
TE Connectivity Ltd.	75,154	2,315,495
Waters Corp. (a)	15,357	1,137,186

		8,603,295

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	10,471	353,501

Engineering & Construction — 0.1%
Fluor Corp.	30,114	1,513,229
Jacobs Engineering Group, Inc. (a)	22,818	925,954

		2,439,183

Entertainment — 0.0%
International Game Technology	55,544	955,357

Environmental Controls — 0.3%
Republic Services, Inc.	55,502	1,529,080
Stericycle, Inc. (a)	14,369	1,119,632
Waste Management, Inc.	82,660	2,703,809

		5,352,521

Foods — 2.1%
Campbell Soup Co.	31,248	1,038,683
ConAgra Foods, Inc.	74,393	1,963,975
Dean Foods Co. (a)	30,209	338,341
General Mills, Inc.	111,895	4,521,677
H.J. Heinz Co.	56,870	3,073,255
The Hershey Co.	27,368	1,690,795
Hormel Foods Corp.	24,032	703,897
The J.M. Smucker Co.	19,894	1,555,114
Kellogg Co.	43,566	2,203,133
Kraft Foods, Inc. Class A	310,819	11,612,198
The Kroger Co.	103,737	2,512,510
McCormick & Co., Inc.	22,621	1,140,551
Safeway, Inc.	61,138	1,286,343
Sara Lee Corp.	104,936	1,985,389
SUPERVALU, Inc.	36,009	292,393
Sysco Corp.	102,104	2,994,710
Tyson Foods, Inc. Class A	53,279	1,099,679
Whole Foods Market, Inc.	27,479	1,911,989

		41,924,632

	Number of Shares	Value
Forest Products & Paper — 0.2%
International Paper Co.	76,722	$2,270,971
MeadWestvaco Corp.	30,419	911,049

		3,182,020

Gas — 0.2%
AGL Resources, Inc.	20,234	855,089
NiSource, Inc.	50,936	1,212,786
Sempra Energy	41,667	2,291,685

		4,359,560

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,043	508,377
Stanley Black & Decker, Inc.	29,479	1,992,780

		2,501,157

Health Care – Products — 3.2%
Baxter International, Inc.	99,189	4,907,872
Becton, Dickinson & Co.	38,032	2,841,751
Boston Scientific Corp. (a)	268,412	1,433,320
C.R. Bard, Inc.	15,582	1,332,261
CareFusion Corp. (a)	37,999	965,555
Covidien PLC	85,360	3,842,054
Edwards Lifesciences Corp. (a)	19,784	1,398,729
Intuitive Surgical, Inc. (a)	6,780	3,139,208
Johnson & Johnson	480,221	31,492,893
Medtronic, Inc.	185,730	7,104,172
St. Jude Medical, Inc.	57,428	1,969,780
Stryker Corp.	58,128	2,889,543
Varian Medical Systems, Inc. (a)	19,361	1,299,704
Zimmer Holdings, Inc. (a)	32,584	1,740,637

		66,357,479

Health Care – Services — 1.4%
Aetna, Inc.	62,997	2,657,844
Cigna Corp.	49,454	2,077,068
Coventry Health Care, Inc. (a)	24,743	751,445
DaVita, Inc. (a)	16,414	1,244,345
Humana, Inc.	28,610	2,506,522
Laboratory Corporation of America Holdings (a)	17,425	1,498,027
Quest Diagnostics, Inc.	26,899	1,561,756
Tenet Healthcare Corp. (a)	79,274	406,676
Thermo Fisher Scientific, Inc. (a)	65,758	2,957,137
UnitedHealth Group, Inc.	187,018	9,478,072
WellPoint, Inc.	61,446	4,070,798

		29,209,690

Holding Company – Diversified — 0.0%
Leucadia National Corp.	34,787	791,056

Home Builders — 0.1%
D.R. Horton, Inc.	45,970	579,682
Lennar Corp. Class A	27,503	540,434
PulteGroup, Inc. (a)	53,055	334,777

		1,454,893

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.1%
Harman International Industries, Inc.	11,461	$435,976
Whirlpool Corp.	13,782	653,956

		1,089,932

Household Products — 0.4%
Avery Dennison Corp.	18,538	531,670
Beam, Inc. (a)	27,018	1,384,132
The Clorox Co.	23,419	1,558,768
Kimberly-Clark Corp.	69,255	5,094,398

		8,568,968

Housewares — 0.0%
Newell Rubbermaid, Inc.	52,440	846,906

Insurance — 3.5%
ACE Ltd.	59,483	4,170,948
Aflac, Inc.	81,981	3,546,498
The Allstate Corp.	90,395	2,477,727
American International Group, Inc. (a)	75,108	1,742,506
Aon Corp.	57,947	2,711,920
Assurant, Inc.	17,112	702,619
Berkshire Hathaway, Inc. Class B (a)	309,299	23,599,514
The Chubb Corp.	48,751	3,374,544
Cincinnati Financial Corp.	27,466	836,614
Genworth Financial, Inc. Class A (a)	80,890	529,830
The Hartford Financial Services Group, Inc.	75,871	1,232,904
Lincoln National Corp.	54,541	1,059,186
Loews Corp.	52,590	1,980,013
Marsh & McLennan Cos., Inc.	93,105	2,943,980
MetLife, Inc.	186,474	5,814,259
Principal Financial Group, Inc.	52,769	1,298,117
The Progressive Corp.	108,688	2,120,503
Prudential Financial, Inc.	82,147	4,117,208
Torchmark Corp.	18,600	807,054
The Travelers Cos., Inc.	72,229	4,273,790
Unum Group	51,059	1,075,813
XL Group PLC	59,150	1,169,395

		71,584,942

Internet — 3.0%
Akamai Technologies, Inc. (a)	31,325	1,011,171
Amazon.com, Inc. (a)	64,026	11,082,901
eBay, Inc. (a)	203,344	6,167,424
Expedia, Inc.	15,864	460,373
F5 Networks, Inc. (a)	13,781	1,462,440
Google, Inc. Class A (a)	44,435	28,700,566
Netflix, Inc. (a)	9,116	631,648
Priceline.com, Inc. (a)	8,651	4,046,159
Symantec Corp. (a)	128,723	2,014,515
TripAdvisor, Inc. (a)	15,864	399,931
VeriSign, Inc.	29,311	1,046,989
Yahoo!, Inc. (a)	219,855	3,546,261

		60,570,378

	Number of Shares	Value
Iron & Steel — 0.3%
Allegheny Technologies, Inc.	18,923	$904,519
Cliffs Natural Resources, Inc.	24,887	1,551,705
Nucor Corp.	54,977	2,175,440
United States Steel Corp.	24,809	656,446

		5,288,110

Leisure Time — 0.2%
Carnival Corp.	78,197	2,552,350
Harley-Davidson, Inc.	41,908	1,628,964

		4,181,314

Lodging — 0.3%
Marriott International, Inc. Class A	48,353	1,410,457
Starwood Hotels & Resorts Worldwide, Inc.	33,516	1,607,763
Wyndham Worldwide Corp.	26,566	1,004,992
Wynn Resorts Ltd.	13,556	1,497,802

		5,521,014

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	113,704	10,301,582
Ingersoll-Rand PLC	54,198	1,651,413
Joy Global, Inc.	18,818	1,410,786

		13,363,781

Machinery – Diversified — 0.8%
Cummins, Inc.	33,655	2,962,313
Deere & Co.	73,189	5,661,169
Eaton Corp.	59,944	2,609,362
Flowserve Corp.	9,295	923,180
Rockwell Automation, Inc.	24,868	1,824,565
Roper Industries, Inc.	16,428	1,427,100
Xylem, Inc.	32,134	825,523

		16,233,212

Manufacturing — 3.5%
3M Co.	123,584	10,100,520
Cooper Industries PLC	28,632	1,550,423
Danaher Corp.	100,718	4,737,775
Dover Corp.	32,685	1,897,364
General Electric Co.	1,857,604	33,269,688
Honeywell International, Inc.	135,178	7,346,924
Illinois Tool Works, Inc.	85,771	4,006,363
Leggett & Platt, Inc.	24,917	574,088
Pall Corp.	19,720	1,126,998
Parker Hannifin Corp.	26,865	2,048,456
Textron, Inc.	49,561	916,383
Tyco International Ltd.	81,726	3,817,422

		71,392,404

Media — 2.9%
Cablevision Systems Corp. Class A	40,906	581,683
CBS Corp. Class B	114,033	3,094,856
Comcast Corp. Class A	479,430	11,367,285
DIRECTV Class A (a)	123,996	5,302,069

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Discovery Communications, Inc. Series A (a)	46,742	$1,915,020
Gannett Co., Inc.	39,373	526,417
The McGraw-Hill Cos., Inc.	52,525	2,362,049
News Corp. Class A	385,813	6,882,904
Scripps Networks Interactive Class A	17,595	746,380
Time Warner Cable, Inc.	56,652	3,601,368
Time Warner, Inc.	176,425	6,375,999
Viacom, Inc. Class B	97,361	4,421,163
The Walt Disney Co.	316,144	11,855,400
The Washington Post Co. Class B	783	295,042

		59,327,635

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	25,468	4,196,872

Mining — 0.7%
Alcoa, Inc.	184,799	1,598,511
Freeport-McMoRan Copper & Gold, Inc.	168,132	6,185,576
Newmont Mining Corp.	87,118	5,227,951
Titanium Metals Corp.	13,316	199,474
Vulcan Materials Co.	22,048	867,589

		14,079,101

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	34,507	639,760
Xerox Corp.	246,277	1,960,365

		2,600,125

Oil & Gas — 9.6%
Anadarko Petroleum Corp.	87,721	6,695,744
Apache Corp.	67,542	6,117,954
Cabot Oil & Gas Corp.	18,702	1,419,482
Chesapeake Energy Corp.	117,636	2,622,106
Chevron Corp.	350,135	37,254,364
ConocoPhillips	233,352	17,004,360
Denbury Resources, Inc. (a)	70,651	1,066,830
Devon Energy Corp.	70,703	4,383,586
Diamond Offshore Drilling, Inc.	11,619	642,066
EOG Resources, Inc.	47,336	4,663,069
EQT Corp.	26,821	1,469,523
Exxon Mobil Corp.	842,764	71,432,677
Helmerich & Payne, Inc.	19,047	1,111,583
Hess Corp.	53,007	3,010,798
Marathon Oil Corp.	122,773	3,593,566
Marathon Petroleum Corp.	61,386	2,043,540
Murphy Oil Corp.	33,474	1,865,841
Nabors Industries Ltd. (a)	51,297	889,490
Newfield Exploration Co. (a)	22,816	860,848
Noble Corp. (a)	43,560	1,316,383
Noble Energy, Inc.	31,096	2,935,151
Occidental Petroleum Corp.	142,790	13,379,423
Pioneer Natural Resources Co.	21,629	1,935,363

	Number of Shares	Value
QEP Resources, Inc.	31,666	$927,814
Range Resources Corp.	26,909	1,666,743
Rowan Companies, Inc. (a)	21,395	648,910
Southwestern Energy Co. (a)	62,130	1,984,432
Sunoco, Inc.	19,223	788,527
Tesoro Corp. (a)	23,136	540,457
Valero Energy Corp.	99,190	2,087,950

		196,358,580

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	77,105	3,750,387
Cameron International Corp. (a)	42,491	2,090,132
FMC Technologies, Inc. (a)	42,439	2,216,589
Halliburton Co.	163,423	5,639,728
National Oilwell Varco, Inc.	74,223	5,046,422
Schlumberger Ltd.	236,146	16,131,133

		34,874,391

Packaging & Containers — 0.1%
Ball Corp.	28,379	1,013,414
Bemis Co., Inc.	18,226	548,238
Owens-Illinois, Inc. (a)	27,885	540,411
Sealed Air Corp.	26,365	453,742

		2,555,805

Pharmaceuticals — 5.7%
Abbott Laboratories	273,907	15,401,791
Allergan, Inc.	53,317	4,678,034
AmerisourceBergen Corp.	45,785	1,702,744
Bristol-Myers Squibb Co.	296,635	10,453,417
Cardinal Health, Inc.	60,441	2,454,509
DENTSPLY International, Inc.	25,163	880,453
Eli Lilly & Co.	177,769	7,388,080
Express Scripts, Inc. (a)	86,614	3,870,780
Forest Laboratories, Inc. (a)	47,448	1,435,776
Gilead Sciences, Inc. (a)	131,123	5,366,864
Hospira, Inc. (a)	29,167	885,802
Mead Johnson Nutrition Co.	35,807	2,461,015
Medco Health Solutions, Inc. (a)	68,449	3,826,299
Merck & Co., Inc.	536,758	20,235,777
Mylan, Inc. (a)	74,606	1,601,045
Patterson Cos., Inc.	15,761	465,265
Perrigo Co.	16,491	1,604,574
Pfizer, Inc.	1,352,352	29,264,897
Watson Pharmaceuticals, Inc. (a)	23,084	1,392,889

		115,370,011

Pipelines — 0.6%
El Paso Corp.	136,009	3,613,759
ONEOK, Inc.	18,733	1,623,964
Spectra Energy Corp.	114,426	3,518,599
The Williams Cos., Inc.	104,846	3,462,015

		12,218,337

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 0.0%
CBRE Group, Inc. (a)	58,516	$890,614

Real Estate Investment Trusts (REITS) — 1.8%
Apartment Investment & Management Co. Class A	19,713	451,625
AvalonBay Communities, Inc.	16,670	2,177,102
Boston Properties, Inc.	25,649	2,554,640
Equity Residential	51,407	2,931,741
HCP, Inc.	71,876	2,977,823
Health Care REIT, Inc.	34,492	1,880,849
Host Hotels & Resorts, Inc.	125,849	1,858,790
Kimco Realty Corp.	74,716	1,213,388
Plum Creek Timber Co., Inc.	27,433	1,002,950
ProLogis, Inc.	82,196	2,349,984
Public Storage	25,434	3,419,855
Simon Property Group, Inc.	51,198	6,601,470
Ventas, Inc.	51,591	2,844,212
Vornado Realty Trust	32,354	2,486,728
Weyerhaeuser Co.	93,416	1,744,077

		36,495,234

Retail — 6.4%
Abercrombie & Fitch Co. Class A	14,650	715,506
AutoNation, Inc. (a)	8,559	315,570
AutoZone, Inc. (a)	4,944	1,606,652
Bed Bath & Beyond, Inc. (a)	42,579	2,468,305
Best Buy Co., Inc.	51,390	1,200,984
Big Lots, Inc. (a)	10,569	399,085
CarMax, Inc. (a)	41,191	1,255,502
Chipotle Mexican Grill, Inc. (a)	5,651	1,908,569
Coach, Inc.	52,081	3,179,024
Costco Wholesale Corp.	75,503	6,290,910
CVS Caremark Corp.	229,270	9,349,631
Darden Restaurants, Inc.	24,136	1,100,119
Dollar Tree, Inc. (a)	21,001	1,745,393
Family Dollar Stores, Inc.	21,501	1,239,748
GameStop Corp. Class A (a)	23,754	573,184
The Gap, Inc.	61,110	1,133,590
The Home Depot, Inc.	271,513	11,414,406
J.C. Penney Co., Inc.	26,121	918,153
Kohl’s Corp.	44,896	2,215,618
Limited Brands, Inc.	42,340	1,708,419
Lowe’s Cos., Inc.	219,702	5,576,037
Macy’s, Inc.	72,437	2,331,023
McDonald’s Corp.	179,657	18,024,987
Nordstrom, Inc.	28,697	1,426,528
O’Reilly Automotive, Inc. (a)	23,186	1,853,721
Orchard Supply Hardware Stores Corp. Class A (a) (b)	282	1,060
Ross Stores, Inc.	41,336	1,964,700
Sears Holdings Corp. (a)	6,260	198,943
Staples, Inc.	123,570	1,716,387
Starbucks Corp.	131,569	6,053,490

	Number of Shares	Value
Target Corp.	116,976	$5,991,511
Tiffany & Co.	22,144	1,467,261
The TJX Cos., Inc.	66,958	4,322,139
Urban Outfitters, Inc. (a)	18,022	496,686
Wal-Mart Stores, Inc.	307,528	18,377,873
Walgreen Co.	155,220	5,131,573
Yum! Brands, Inc.	81,453	4,806,541

		130,478,828

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	90,752	567,200
People’s United Financial, Inc.	61,903	795,454

		1,362,654

Semiconductors — 2.3%
Advanced Micro Devices, Inc. (a)	107,368	579,787
Altera Corp.	55,351	2,053,522
Analog Devices, Inc.	52,556	1,880,454
Applied Materials, Inc.	226,613	2,427,025
Broadcom Corp. Class A (a)	85,542	2,511,513
Intel Corp.	894,878	21,700,791
KLA-Tencor Corp.	30,219	1,458,067
Linear Technology Corp.	40,385	1,212,762
LSI Corp. (a)	95,052	565,559
Microchip Technology, Inc.	33,852	1,239,999
Micron Technology, Inc. (a)	178,615	1,123,488
Novellus Systems, Inc. (a)	12,728	525,539
NVIDIA Corp. (a)	108,851	1,508,675
Teradyne, Inc. (a)	30,417	414,584
Texas Instruments, Inc.	199,453	5,806,077
Xilinx, Inc.	46,296	1,484,250

		46,492,092

Software — 3.5%
Adobe Systems, Inc. (a)	85,572	2,419,120
Autodesk, Inc. (a)	40,835	1,238,526
BMC Software, Inc. (a)	30,144	988,120
CA, Inc.	65,759	1,329,318
Cerner Corp. (a)	25,382	1,554,648
Citrix Systems, Inc. (a)	32,552	1,976,557
The Dun & Bradstreet Corp.	8,020	600,137
Electronic Arts, Inc. (a)	59,343	1,222,466
Fidelity National Information Services, Inc.	42,818	1,138,531
Fiserv, Inc. (a)	25,318	1,487,179
Intuit, Inc.	52,669	2,769,863
Microsoft Corp.	1,317,080	34,191,397
Oracle Corp.	692,550	17,763,907
Red Hat, Inc. (a)	33,615	1,387,963
Salesforce.com, Inc. (a)	23,595	2,393,949

		72,461,681

Telecommunications — 5.3%
American Tower Corp. Class A	69,542	4,173,215
AT&T, Inc.	1,042,576	31,527,498

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CenturyLink, Inc.	109,083	$4,057,888
Cisco Systems, Inc.	945,363	17,092,163
Corning, Inc.	278,266	3,611,893
Frontier Communications Corp.	168,476	867,651
Harris Corp.	21,747	783,762
JDS Uniphase Corp. (a)	37,430	390,769
Juniper Networks, Inc. (a)	92,599	1,889,946
MetroPCS Communications, Inc. (a)	48,506	421,032
Motorola Mobility Holdings, Inc. (a)	45,928	1,782,006
Motorola Solutions, Inc.	50,502	2,337,738
QUALCOMM, Inc.	295,661	16,172,657
Sprint Nextel Corp. (a)	509,810	1,192,955
Verizon Communications, Inc.	498,262	19,990,272
Windstream Corp.	103,591	1,216,158

		107,507,603

Textiles — 0.0%
Cintas Corp.	18,718	651,574

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	20,579	656,264
Mattel, Inc.	58,917	1,635,536

		2,291,800

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	29,224	2,039,251
CSX Corp.	183,067	3,855,391
Expeditors International of Washington, Inc.	37,285	1,527,194
FedEx Corp.	56,055	4,681,153
Norfolk Southern Corp.	59,393	4,327,374
Ryder System, Inc.	8,537	453,656
Union Pacific Corp.	85,150	9,020,791
United Parcel Service, Inc. Class B	169,582	12,411,706

		38,316,516

TOTAL COMMON STOCK (Cost $1,783,078,837)		2,002,338,227

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a) (b)	282	1,060

TOTAL PREFERRED STOCK (Cost $2,657)		1,060

TOTAL EQUITIES (Cost $1,783,081,494)		2,002,339,287

TOTAL LONG-TERM INVESTMENTS (Cost $1,783,081,494)		2,002,339,287

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$47,114,019	$47,114,019

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	12,392	12,392

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill 0.021% 5/03/12 (d)	4,715,000	4,714,662

TOTAL SHORT-TERM INVESTMENTS (Cost $51,841,073)		51,841,073

TOTAL INVESTMENTS — 100.7% (Cost $1,834,922,567) (e)		2,054,180,360

Other Assets/(Liabilities) — (0.7)%		(13,504,122)

NET ASSETS — 100.0%		$2,040,676,238

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $47,114,071. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/25/38 – 5/15/39, and an aggregate market value, including accrued interest, of $48,057,101.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 100.1%

COMMON STOCK — 100.1%
Advertising — 0.5%
Omnicom Group, Inc.	5,920	$263,914

Aerospace & Defense — 2.0%
The Boeing Co.	13,100	960,885

Agriculture — 1.8%
Lorillard, Inc.	2,650	302,100
Philip Morris International, Inc.	7,360	577,613

		879,713

Apparel — 0.3%
Deckers Outdoor Corp. (a)	1,850	139,805

Auto Manufacturers — 0.4%
Ford Motor Co. (a)	5,100	54,876
Paccar, Inc.	3,200	119,904

		174,780

Automotive & Parts — 1.3%
Johnson Controls, Inc.	19,700	615,822

Banks — 2.8%
Bank of America Corp.	21,760	120,986
Capital One Financial Corp.	3,060	129,407
U.S. Bancorp	16,900	457,145
Wells Fargo & Co.	24,990	688,724

		1,396,262

Beverages — 4.9%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	12,000	731,880
Coca-Cola Enterprises, Inc.	11,440	294,923
Dr. Pepper Snapple Group, Inc.	9,100	359,268
Monster Beverage Corp. (a)	2,890	266,285
PepsiCo, Inc.	11,000	729,850

		2,382,206

Biotechnology — 0.4%
Vertex Pharmaceuticals, Inc. (a)	6,000	199,260

Chemicals — 1.5%
Ecolab, Inc.	4,800	277,488
Monsanto Co.	6,898	483,343

		760,831

Commercial Services — 1.8%
Alliance Data Systems Corp. (a)	1,430	148,491
McKesson Corp.	3,680	286,709
Paychex, Inc.	8,258	248,648
Robert Half International, Inc.	7,430	211,458

		895,306

Computers — 8.1%
Apple, Inc. (a)	4,850	1,964,250

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	4,630	$297,755
EMC Corp. (a)	15,980	344,209
International Business Machines Corp.	2,280	419,246
NetApp, Inc. (a)	20,480	742,810
Teradata Corp. (a)	4,448	215,773

		3,984,043

Diversified Financial — 6.2%
Affiliated Managers Group, Inc. (a)	2,010	192,859
American Express Co.	6,980	329,247
The Charles Schwab Corp.	34,491	388,369
Citigroup, Inc.	10,786	283,780
Discover Financial Services	6,220	149,280
IntercontinentalExchange, Inc. (a)	2,060	248,333
JP Morgan Chase & Co.	29,410	977,882
The NASDAQ OMX Group, Inc. (a)	10,500	257,355
T. Rowe Price Group, Inc.	3,780	215,271

		3,042,376

Electric — 3.0%
Exelon Corp.	6,670	289,278
NextEra Energy, Inc.	11,210	682,465
PPL Corp.	17,470	513,967

		1,485,710

Electronics — 0.4%
Thomas & Betts Corp. (a)	3,210	175,266

Foods — 4.8%
ConAgra Foods, Inc.	11,960	315,744
Kraft Foods, Inc. Class A	12,470	465,879
Nestle SA Sponsored ADR (Switzerland)	8,365	482,744
Ralcorp Holdings, Inc. (a)	4,170	356,535
Unilever PLC Sponsored ADR (United Kingdom)	22,580	756,882

		2,377,784

Forest Products & Paper — 0.6%
International Paper Co.	10,700	316,720

Health Care – Products — 3.7%
Baxter International, Inc.	5,100	252,348
Covidien PLC	8,840	397,888
Medtronic, Inc.	16,800	642,600
St. Jude Medical, Inc.	5,980	205,114
Zimmer Holdings, Inc. (a)	5,850	312,507

		1,810,457

Health Care – Services — 0.7%
Cigna Corp.	8,660	363,720

Insurance — 2.3%
The Chubb Corp.	2,860	197,969

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	11,340	$184,275
Lincoln National Corp.	7,860	152,641
MetLife, Inc.	19,154	597,222

		1,132,107

Internet — 4.1%
Amazon.com, Inc. (a)	1,910	330,621
eBay, Inc. (a)	21,800	661,194
Google, Inc. Class A (a)	1,600	1,033,440

		2,025,255

Leisure Time — 0.4%
Carnival Corp.	5,390	175,930

Lodging — 1.0%
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (a)	22,350	215,007
Starwood Hotels & Resorts Worldwide, Inc.	6,000	287,820

		502,827

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	2,170	196,602

Machinery – Diversified — 0.8%
Cummins, Inc.	2,710	238,534
Eaton Corp.	3,530	153,661

		392,195

Manufacturing — 3.2%
Danaher Corp.	3,000	141,120
General Electric Co.	41,740	747,563
Honeywell International, Inc.	9,000	489,150
Tyco International Ltd.	3,980	185,906

		1,563,739

Media — 3.4%
CBS Corp. Class B	12,330	334,636
Comcast Corp. Class A	23,300	552,443
DIRECTV Class A (a)	8,310	355,336
The Walt Disney Co.	11,900	446,250

		1,688,665

Oil & Gas — 8.9%
Anadarko Petroleum Corp.	10,738	819,632
Apache Corp.	7,740	701,089
Chesapeake Energy Corp.	12,100	269,709
Chevron Corp.	7,760	825,664
Ensco PLC Sponsored ADR (United Kingdom)	5,700	267,444
EOG Resources, Inc.	1,920	189,139
Exxon Mobil Corp.	8,600	728,936
Hess Corp.	5,240	297,632
Occidental Petroleum Corp.	2,890	270,793

		4,370,038

	Number of Shares	Value
Oil & Gas Services — 3.4%
Halliburton Co.	5,077	$175,207
National Oilwell Varco, Inc.	7,410	503,806
Schlumberger Ltd.	10,812	738,568
Weatherford International Ltd. (a)	15,600	228,384

		1,645,965

Pharmaceuticals — 8.4%
Express Scripts, Inc. (a)	8,000	357,520
Medco Health Solutions, Inc. (a)	3,700	206,830
Merck & Co., Inc.	19,400	731,380
Omnicare, Inc.	3,990	137,455
Pfizer, Inc.	69,150	1,496,406
Sanofi ADR (France)	15,830	578,428
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	7,100	286,556
Warner Chilcott PLC Class A (a)	8,660	131,026
Watson Pharmaceuticals, Inc. (a)	3,250	196,105

		4,121,706

Pipelines — 0.6%
TransCanada Corp.	6,270	273,811

Retail — 5.6%
Dick’s Sporting Goods, Inc.	5,520	203,578
J.C. Penney Co., Inc.	8,800	309,320
Lowe’s Cos., Inc.	16,800	426,384
Macy’s, Inc.	6,350	204,343
McDonald’s Corp.	4,400	441,452
Michael Kors Holdings Ltd. (a)	5,050	137,612
PVH Corp.	2,900	204,421
Target Corp.	15,891	813,937

		2,741,047

Semiconductors — 0.6%
Intel Corp.	3,400	82,450
Texas Instruments, Inc.	7,200	209,592

		292,042

Software — 5.0%
Autodesk, Inc. (a)	7,900	239,607
Electronic Arts, Inc. (a)	11,860	244,316
Informatica Corp. (a)	4,970	183,542
Intuit, Inc.	5,460	287,141
Microsoft Corp.	37,227	966,413
Oracle Corp.	14,000	359,100
VMware, Inc. Class A (a)	2,198	182,852

		2,462,971

Telecommunications — 5.1%
American Tower Corp. Class A	3,700	222,037
AT&T, Inc.	23,420	708,221
Cisco Systems, Inc.	36,300	656,304
Juniper Networks, Inc. (a)	24,000	489,840
QUALCOMM, Inc.	7,950	434,865

		2,511,267

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.7%
FedEx Corp.	2,250	$187,897
United Parcel Service, Inc. Class B	9,100	666,029

		853,926

TOTAL COMMON STOCK (Cost $48,211,333)		49,174,953

TOTAL EQUITIES (Cost $48,211,333)		49,174,953

TOTAL LONG-TERM INVESTMENTS (Cost $48,211,333)		49,174,953

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$39,639	39,639

TOTAL SHORT-TERM INVESTMENTS (Cost $39,639)		39,639

TOTAL INVESTMENTS — 100.2% (Cost $48,250,972) (c)		49,214,592

Other Assets/(Liabilities) — (0.2)%		(93,171)

NET ASSETS — 100.0%		$49,121,421

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $39,639. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $41,370.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Advertising — 0.2%
Omnicom Group, Inc.	34,700	$1,546,926

Aerospace & Defense — 1.8%
The Boeing Co.	75,100	5,508,585
United Technologies Corp.	91,400	6,680,426

		12,189,011

Apparel — 2.1%
Nike, Inc. Class B	80,900	7,796,333
Ralph Lauren Corp.	46,600	6,434,528

		14,230,861

Auto Manufacturers — 0.0%
General Motors Co. (a)	12,500	253,375

Automotive & Parts — 0.6%
Johnson Controls, Inc.	121,500	3,798,090

Banks — 1.4%
Northern Trust Corp.	45,200	1,792,632
State Street Corp.	69,100	2,785,421
U.S. Bancorp	149,300	4,038,565
Wells Fargo & Co.	33,400	920,504

		9,537,122

Beverages — 0.3%
The Coca-Cola Co.	6,500	454,805
Monster Beverage Corp. (a)	13,200	1,216,248

		1,671,053

Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc. (a)	39,700	2,838,550
Amgen, Inc.	100	6,421
Biogen Idec, Inc. (a)	62,100	6,834,105
Celgene Corp. (a)	130,300	8,808,280

		18,487,356

Chemicals — 4.0%
Air Products & Chemicals, Inc.	32,800	2,794,232
Ecolab, Inc.	16,200	936,522
Monsanto Co.	85,400	5,983,978
Potash Corp. of Saskatchewan, Inc.	12,700	524,256
Praxair, Inc.	151,400	16,184,660
The Sherwin-Williams Co.	6,100	544,547

		26,968,195

Coal — 0.5%
Peabody Energy Corp.	92,300	3,056,053

Commercial Services — 6.0%
MasterCard, Inc. Class A	49,900	18,603,718
McKesson Corp.	158,900	12,379,899
Visa, Inc. Class A	89,200	9,056,476
Weight Watchers International, Inc.	7,300	401,573

	Number of Shares	Value
Western Union Co.	100	$1,826

		40,443,492

Computers — 10.3%
Accenture PLC Class A	80,400	4,279,692
Apple, Inc. (a)	143,100	57,955,500
EMC Corp. (a)	285,600	6,151,824
International Business Machines Corp.	6,500	1,195,220

		69,582,236

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co.	1,200	80,052

Distribution & Wholesale — 2.8%
Fastenal Co.	243,800	10,632,118
Fossil, Inc. (a)	44,600	3,539,456
W.W. Grainger, Inc.	26,600	4,979,254

		19,150,828

Diversified Financial — 5.4%
American Express Co.	185,500	8,750,035
Ameriprise Financial, Inc.	63,200	3,137,248
BlackRock, Inc.	2,400	427,776
The Charles Schwab Corp.	5,300	59,678
CME Group, Inc.	1,700	414,239
Franklin Resources, Inc.	113,500	10,902,810
The Goldman Sachs Group, Inc.	2,400	217,032
IntercontinentalExchange, Inc. (a)	42,100	5,075,155
Invesco Ltd.	308,300	6,193,747
JP Morgan Chase & Co.	34,800	1,157,100
TD Ameritrade Holding Corp.	28,000	438,200

		36,773,020

Electrical Components & Equipment — 0.2%
Emerson Electric Co.	35,500	1,653,945

Foods — 0.6%
Whole Foods Market, Inc.	57,500	4,000,850

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	24,700	1,669,720

Health Care – Products — 1.0%
Baxter International, Inc.	44,000	2,177,120
Covidien PLC	17,000	765,170
Edwards Lifesciences Corp. (a)	7,100	501,970
Intuitive Surgical, Inc. (a)	100	46,301
Stryker Corp.	67,800	3,370,338

		6,860,899

Health Care – Services — 0.6%
Thermo Fisher Scientific, Inc. (a)	36,500	1,641,405
UnitedHealth Group, Inc.	43,200	2,189,376

		3,830,781

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 0.6%
Marsh & McLennan Cos., Inc.	40,700	$1,286,934
Prudential Financial, Inc.	60,200	3,017,224

		4,304,158

Internet — 16.9%
Amazon.com, Inc. (a)	145,400	25,168,740
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	129,900	15,129,453
eBay, Inc. (a)	228,000	6,915,240
Facebook, Inc. (a) (b)	89,629	2,791,683
Facebook, Inc. Class A (a) (b)	36,192	1,127,276
Google, Inc. Class A (a)	59,700	38,560,230
Groupon, Inc. (a)	54,000	1,114,020
Liberty Interactive Corp. Class A (a)	157,900	2,560,349
LinkedIn Corp. (a)	11,300	712,013
Priceline.com, Inc. (a)	32,100	15,013,491
Tencent Holdings Ltd.	280,100	5,637,062

		114,729,557

Leisure Time — 0.8%
Carnival Corp.	168,100	5,486,784

Lodging — 3.0%
Las Vegas Sands Corp. (a)	170,600	7,289,738
Marriott International, Inc. Class A	192,390	5,612,016
Starwood Hotels & Resorts Worldwide, Inc.	120,100	5,761,197
Wynn Resorts Ltd.	13,900	1,535,811

		20,198,762

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	26,700	2,419,020
Joy Global, Inc.	38,300	2,871,351

		5,290,371

Machinery – Diversified — 0.5%
Cummins, Inc.	10,200	897,804
Deere & Co.	9,400	727,090
Roper Industries, Inc.	23,700	2,058,819

		3,683,713

Manufacturing — 4.1%
3M Co.	10,900	890,857
Danaher Corp.	466,200	21,930,048
General Electric Co.	34,600	619,686
Honeywell International, Inc.	77,400	4,206,690

		27,647,281

Media — 1.2%
Discovery Communications, Inc. Series C (a)	125,400	4,727,580
Time Warner, Inc.	333	12,035
The Walt Disney Co.	97,800	3,667,500

		8,407,115

	Number of Shares	Value
Metal Fabricate & Hardware — 1.6%
Precision Castparts Corp.	67,500	$11,123,325

Mining — 0.0%
Freeport-McMoRan Copper & Gold, Inc.	4,000	147,160

Oil & Gas — 3.3%
Concho Resources, Inc. (a)	52,700	4,940,625
Devon Energy Corp.	3,200	198,400
EOG Resources, Inc.	69,500	6,846,445
EQT Corp.	41,100	2,251,869
Exxon Mobil Corp.	1,100	93,236
Occidental Petroleum Corp.	34,900	3,270,130
Pioneer Natural Resources Co.	18,300	1,637,484
Range Resources Corp.	47,700	2,954,538

		22,192,727

Oil & Gas Services — 4.0%
Baker Hughes, Inc.	59,100	2,874,624
Cameron International Corp. (a)	100,600	4,948,514
FMC Technologies, Inc. (a)	76,200	3,979,926
Halliburton Co.	11,500	396,865
Schlumberger Ltd.	214,400	14,645,664

		26,845,593

Pharmaceuticals — 2.8%
Allergan, Inc.	63,600	5,580,264
Cardinal Health, Inc.	126,100	5,120,921
Express Scripts, Inc. (a)	163,300	7,297,877
Gilead Sciences, Inc. (a)	11,500	470,695
Shire PLC Sponsored ADR (United Kingdom)	2,300	238,970

		18,708,727

Real Estate — 0.0%
CBRE Group, Inc. (a)	9,100	138,502

Retail — 7.1%
Bed Bath & Beyond, Inc. (a)	75,900	4,399,923
Chipotle Mexican Grill, Inc. (a)	12,600	4,255,524
Coach, Inc.	63,100	3,851,624
Costco Wholesale Corp.	100	8,332
Dollar Tree, Inc. (a)	6,100	506,971
The Home Depot, Inc.	20,200	849,208
Limited Brands, Inc.	18,600	750,510
McDonald’s Corp.	72,700	7,293,991
O’Reilly Automotive, Inc. (a)	77,700	6,212,115
Starbucks Corp.	314,200	14,456,342
Tiffany & Co.	19,000	1,258,940
Yum! Brands, Inc.	73,700	4,349,037

		48,192,517

Semiconductors — 1.9%
Altera Corp.	44,800	1,662,080
Broadcom Corp. Class A (a)	240,100	7,049,336

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xilinx, Inc.	123,700	$3,965,822

		12,677,238

Software — 0.9%
Autodesk, Inc. (a)	86,000	2,608,380
Cerner Corp. (a)	200	12,250
Fiserv, Inc. (a)	7,700	452,298
Intuit, Inc.	35,300	1,856,427
Microsoft Corp.	100	2,596
Salesforce.com, Inc. (a)	9,400	953,724

		5,885,675

Telecommunications — 5.1%
American Tower Corp. Class A	243,900	14,636,439
Juniper Networks, Inc. (a)	195,400	3,988,114
QUALCOMM, Inc.	287,200	15,709,840

		34,334,393

Toys, Games & Hobbies — 0.0%
Mattel, Inc.	100	2,776

Transportation — 3.8%
C.H. Robinson Worldwide, Inc.	800	55,824
Expeditors International of Washington, Inc.	61,300	2,510,848
FedEx Corp.	126,600	10,572,366
Kansas City Southern (a)	22,900	1,557,429
Union Pacific Corp.	104,100	11,028,354

		25,724,821

TOTAL COMMON STOCK (Cost $563,142,421)		671,505,060

TOTAL EQUITIES (Cost $563,142,421)		671,505,060

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,602	1,602

TOTAL MUTUAL FUNDS (Cost $1,602)		1,602

TOTAL LONG-TERM INVESTMENTS (Cost $563,144,023)		671,506,662

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$6,621,493	$6,621,493

TOTAL SHORT-TERM INVESTMENTS (Cost $6,621,493)		6,621,493

TOTAL INVESTMENTS — 100.1% (Cost $569,765,516) (d)		678,128,155

Other Assets/(Liabilities) — (0.1)%		(379,645)

NET ASSETS — 100.0%		$677,748,510

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $6,621,500. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $6,755,017.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 96.8%

COMMON STOCK — 96.8%
Aerospace & Defense — 0.4%
BE Aerospace, Inc. (a)	6,940	$268,647

Apparel — 2.3%
Nike, Inc. Class B	9,380	903,950
Ralph Lauren Corp.	3,520	486,042

		1,389,992

Automotive & Parts — 0.4%
BorgWarner, Inc. (a)	3,790	241,575

Banks — 1.4%
Fifth Third Bancorp	26,800	340,896
PNC Financial Services Group, Inc.	8,870	511,533

		852,429

Beverages — 3.4%
The Coca-Cola Co.	18,220	1,274,854
Coca-Cola Enterprises, Inc.	8,160	210,365
Monster Beverage Corp. (a)	6,180	569,425

		2,054,644

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (a)	3,280	234,520
Biogen Idec, Inc. (a)	5,100	561,255
Celgene Corp. (a)	8,440	570,544

		1,366,319

Chemicals — 4.6%
Airgas, Inc.	2,330	181,926
E.I. du Pont de Nemours & Co.	9,860	451,391
Ecolab, Inc.	11,420	660,190
Monsanto Co.	9,070	635,535
Potash Corp. of Saskatchewan, Inc.	11,650	480,912
Praxair, Inc.	3,190	341,011

		2,750,965

Commercial Services — 3.9%
MasterCard, Inc. Class A	1,730	644,979
McKesson Corp.	5,430	423,051
Verisk Analytics, Inc. Class A (a)	2,700	108,351
Visa, Inc. Class A	11,740	1,191,962

		2,368,343

Computers — 8.5%
Accenture PLC Class A	12,310	655,261
Apple, Inc. (a)	7,550	3,057,750
Cognizant Technology Solutions Corp. Class A (a)	3,770	242,449
EMC Corp. (a)	45,300	975,762
Riverbed Technology, Inc. (a)	8,630	202,805

		5,134,027

	Number of Shares	Value
Cosmetics & Personal Care — 1.2%
The Estee Lauder Cos., Inc. Class A	6,370	$715,478

Diversified Financial — 6.5%
Affiliated Managers Group, Inc. (a)	2,370	227,402
American Express Co.	19,250	908,022
Ameriprise Financial, Inc.	8,420	417,969
CME Group, Inc.	920	224,176
IntercontinentalExchange, Inc. (a)	6,110	736,561
Invesco Ltd.	20,760	417,068
JP Morgan Chase & Co.	30,360	1,009,470

		3,940,668

Electric — 1.8%
The AES Corp. (a)	16,500	195,360
ITC Holdings Corp.	6,330	480,321
Xcel Energy, Inc.	14,660	405,202

		1,080,883

Electrical Components & Equipment — 0.6%
AMETEK, Inc.	9,020	379,742

Electronics — 1.7%
Agilent Technologies, Inc. (a)	17,010	594,159
Trimble Navigation Ltd. (a)	10,080	437,472

		1,031,631

Engineering & Construction — 0.7%
Fluor Corp.	8,400	422,100

Foods — 1.9%
Kraft Foods, Inc. Class A	22,960	857,785
Whole Foods Market, Inc.	4,260	296,411

		1,154,196

Gas — 0.5%
NiSource, Inc.	12,180	290,006

Health Care – Products — 1.1%
The Cooper Cos., Inc.	5,440	383,629
Intuitive Surgical, Inc. (a)	560	259,285

		642,914

Health Care – Services — 0.5%
Cigna Corp.	6,650	279,300

Household Products — 0.3%
Church & Dwight Co., Inc.	3,750	171,600

Insurance — 0.3%
MetLife, Inc.	6,120	190,822

Internet — 6.5%
Amazon.com, Inc. (a)	5,200	900,120
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	2,570	299,328
Check Point Software Technologies Ltd. (a)	8,960	470,758

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
F5 Networks, Inc. (a)	3,440	$365,053
Google, Inc. Class A (a)	2,380	1,537,242
Priceline.com, Inc. (a)	810	378,845

		3,951,346

Iron & Steel — 0.5%
Allegheny Technologies, Inc.	6,760	323,128

Lodging — 0.4%
Las Vegas Sands Corp. (a)	5,420	231,597

Machinery – Construction & Mining — 1.4%
Joy Global, Inc.	10,960	821,671

Machinery – Diversified — 1.8%
Eaton Corp.	16,970	738,704
Gardner Denver, Inc.	4,140	319,029

		1,057,733

Media — 0.8%
DIRECTV Class A (a)	10,860	464,374

Metal Fabricate & Hardware — 2.3%
Precision Castparts Corp.	8,300	1,367,757

Mining — 1.0%
Barrick Gold Corp.	4,060	183,715
Yamana Gold, Inc.	29,310	430,564

		614,279

Oil & Gas — 6.7%
Anadarko Petroleum Corp.	7,860	599,954
Chevron Corp.	14,410	1,533,224
Ensco PLC Sponsored ADR (United Kingdom)	12,020	563,978
Noble Energy, Inc.	7,910	746,625
Plains Exploration & Production Co. (a)	9,810	360,223
SM Energy Co.	3,740	273,394

		4,077,398

Oil & Gas Services — 3.2%
Baker Hughes, Inc.	14,160	688,743
Schlumberger Ltd.	18,530	1,265,784

		1,954,527

Pharmaceuticals — 6.4%
Allergan, Inc.	12,480	1,094,995
AmerisourceBergen Corp.	7,460	277,438
Express Scripts, Inc. (a)	8,220	367,352
Merck & Co., Inc.	7,170	270,309
Perrigo Co.	6,910	672,343
Shire PLC Sponsored ADR (United Kingdom)	6,620	687,818
SXC Health Solutions Corp. (a)	3,790	214,059
Valeant Pharmaceuticals International, Inc. (a)	5,420	253,060

		3,837,374

	Number of Shares	Value
Real Estate — 0.5%
CBRE Group, Inc. (a)	20,140	$306,531

Retail — 6.5%
Abercrombie & Fitch Co. Class A	9,450	461,538
Coach, Inc.	11,690	713,557
Costco Wholesale Corp.	11,410	950,681
Dick’s Sporting Goods, Inc.	6,540	241,195
Limited Brands, Inc.	13,620	549,567
Lululemon Athletica, Inc. (a)	5,180	241,699
Macy’s, Inc.	11,460	368,783
McDonald’s Corp.	4,120	413,360

		3,940,380

Semiconductors — 1.9%
Altera Corp.	11,970	444,087
Avago Technologies Ltd.	18,840	543,722
Rovi Corp. (a)	6,310	155,100

		1,142,909

Software — 5.3%
Autodesk, Inc. (a)	14,940	453,130
Cerner Corp. (a)	9,790	599,638
Citrix Systems, Inc. (a)	5,920	359,462
Informatica Corp. (a)	5,500	203,115
Intuit, Inc.	12,590	662,108
Oracle Corp.	30,610	785,147
Salesforce.com, Inc. (a)	1,590	161,321

		3,223,921

Telecommunications — 4.3%
American Tower Corp. Class A	18,500	1,110,185
Polycom, Inc. (a)	10,860	177,018
QUALCOMM, Inc.	24,450	1,337,415

		2,624,618

Transportation — 3.0%
CSX Corp.	55,090	1,160,195
Expeditors International of Washington, Inc.	15,430	632,013

		1,792,208

TOTAL COMMON STOCK (Cost $54,144,362)		58,458,032

TOTAL EQUITIES (Cost $54,144,362)		58,458,032

TOTAL LONG-TERM INVESTMENTS (Cost $54,144,362)		58,458,032

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$1,975,770	$1,975,770

TOTAL SHORT-TERM INVESTMENTS (Cost $1,975,770)		1,975,770

TOTAL INVESTMENTS — 100.1% (Cost $56,120,132) (c)		60,433,802

Other Assets/(Liabilities) — (0.1)%		(33,505)

NET ASSETS — 100.0%		$60,400,297

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,975,772. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,016,424.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Apparel — 3.2%
Nike, Inc. Class B	114,150	$11,000,636

Biotechnology — 3.6%
Alexion Pharmaceuticals, Inc. (a)	97,000	6,935,500
Illumina, Inc. (a)	121,500	3,703,320
Regeneron Pharmaceuticals, Inc. (a)	31,000	1,718,330

		12,357,150

Chemicals — 2.7%
Praxair, Inc.	43,500	4,650,150
Syngenta AG Sponsored ADR (Switzerland) (a)	77,400	4,561,956

		9,212,106

Commercial Services — 11.7%
Apollo Group, Inc. Class A (a)	137,700	7,417,899
MasterCard, Inc. Class A	24,500	9,134,090
Visa, Inc. Class A	229,150	23,265,599

		39,817,588

Computers — 8.4%
Apple, Inc. (a)	62,200	25,191,000
Teradata Corp. (a)	76,100	3,691,611

		28,882,611

Distribution & Wholesale — 1.6%
W.W. Grainger, Inc.	29,300	5,484,667

Diversified Financial — 5.5%
The Charles Schwab Corp.	286,000	3,220,360
CME Group, Inc.	20,500	4,995,235
IntercontinentalExchange, Inc. (a)	88,800	10,704,840

		18,920,435

Health Care – Products — 1.9%
Intuitive Surgical, Inc. (a)	13,900	6,435,839

Internet — 17.1%
Amazon.com, Inc. (a)	53,700	9,295,470
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	97,200	2,274,480
F5 Networks, Inc. (a)	54,500	5,783,540
Google, Inc. Class A (a)	30,850	19,926,015
Netflix, Inc. (a)	23,000	1,593,670
OpenTable, Inc. (a)	26,400	1,033,032
Priceline.com, Inc. (a)	23,700	11,084,727
VeriSign, Inc.	208,200	7,436,904

		58,427,838

Lodging — 1.5%
Las Vegas Sands Corp. (a)	121,000	5,170,330

Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	32,600	2,953,560

	Number of Shares	Value
Oil & Gas — 3.5%
EOG Resources, Inc.	88,550	$8,723,060
Southwestern Energy Co. (a)	106,000	3,385,640

		12,108,700

Oil & Gas Services — 4.9%
FMC Technologies, Inc. (a)	110,500	5,771,415
National Oilwell Varco, Inc.	76,500	5,201,235
Schlumberger Ltd.	85,500	5,840,505

		16,813,155

Pharmaceuticals — 6.6%
Allergan, Inc.	158,100	13,871,694
Novo Nordisk A/S Sponsored ADR (Denmark)	44,500	5,129,070
Perrigo Co.	35,350	3,439,555

		22,440,319

Pipelines — 1.2%
El Paso Corp.	151,200	4,017,384

Retail — 6.5%
Coach, Inc.	66,000	4,028,640
Lowe’s Cos., Inc.	176,300	4,474,494
Staples, Inc.	280,200	3,891,978
Starbucks Corp.	140,000	6,441,400
Walgreen Co.	100,500	3,322,530

		22,159,042

Semiconductors — 1.4%
ASML Holding NV	117,000	4,889,430

Software — 6.0%
Adobe Systems, Inc. (a)	159,700	4,514,719
Intuit, Inc.	125,800	6,615,822
Salesforce.com, Inc. (a)	91,500	9,283,590

		20,414,131

Telecommunications — 8.1%
Crown Castle International Corp. (a)	171,200	7,669,760
Polycom, Inc. (a)	150,800	2,458,040
QUALCOMM, Inc.	322,500	17,640,750

		27,768,550

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	41,900	2,923,782
Expeditors International of Washington, Inc.	92,100	3,772,416

		6,696,198

TOTAL COMMON STOCK (Cost $254,635,174)		335,969,669

TOTAL EQUITIES (Cost $254,635,174)		335,969,669

TOTAL LONG-TERM INVESTMENTS (Cost $254,635,174)		335,969,669

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$6,444,986	$6,444,986

TOTAL SHORT-TERM INVESTMENTS (Cost $6,444,986)		6,444,986

TOTAL INVESTMENTS — 100.2% (Cost $261,080,160) (c)		342,414,655

Other Assets/(Liabilities) — (0.2)%		(816,201)

NET ASSETS — 100.0%		$341,598,454

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,444,993. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 9/25/39 – 11/25/38, and an aggregate market value, including accrued interest, of $6,576,402.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 101.8%

COMMON STOCK — 101.8%
Auto Manufacturers — 0.6%
Paccar, Inc.	6,605	$247,489

Beverages — 0.6%
Green Mountain Coffee Roasters, Inc. (a)	2,834	127,105
Monster Beverage Corp. (a)	1,600	147,424

		274,529

Biotechnology — 5.7%
Alexion Pharmaceuticals, Inc. (a)	3,405	243,458
Amgen, Inc.	16,182	1,039,046
Biogen Idec, Inc. (a)	4,486	493,684
Celgene Corp. (a)	8,198	554,185
Life Technologies Corp. (a)	3,273	127,352
Vertex Pharmaceuticals, Inc. (a)	3,842	127,593

		2,585,318

Chemicals — 0.3%
Sigma-Aldrich Corp.	2,222	138,786

Commercial Services — 1.8%
Apollo Group, Inc. Class A (a)	2,382	128,319
Automatic Data Processing, Inc.	9,021	487,224
Paychex, Inc.	6,663	200,623

		816,166

Computers — 18.8%
Apple, Inc. (a)	17,152	6,946,560
Cognizant Technology Solutions Corp. Class A (a)	5,579	358,785
Dell, Inc. (a)	33,166	485,219
NetApp, Inc. (a)	6,798	246,563
Research In Motion Ltd. (a)	9,653	139,969
SanDisk Corp. (a)	4,453	219,132
Seagate Technology PLC	8,505	139,482

		8,535,710

Distribution & Wholesale — 0.7%
Fastenal Co.	5,441	237,282
Fossil, Inc. (a)	1,166	92,534

		329,816

Electronics — 0.5%
Flextronics International Ltd. (a)	13,253	75,012
Garmin Ltd.	3,586	142,759

		217,771

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	1,563	52,767

Environmental Controls — 0.3%
Stericycle, Inc. (a)	1,560	121,555

Foods — 0.5%
Whole Foods Market, Inc.	3,311	230,379

	Number of Shares	Value
Health Care – Products — 1.0%
Henry Schein, Inc. (a)	1,666	$107,341
Intuitive Surgical, Inc. (a)	720	333,367

		440,708

Internet — 17.1%
Akamai Technologies, Inc. (a)	3,340	107,815
Amazon.com, Inc. (a)	8,393	1,452,828
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	5,006	583,049
Check Point Software Technologies Ltd. (a)	3,818	200,598
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	2,677	62,642
eBay, Inc. (a)	23,828	722,703
Expedia, Inc.	2,250	65,295
F5 Networks, Inc. (a)	1,475	156,527
Google, Inc. Class A (a)	4,724	3,051,232
Liberty Interactive Corp. Class A (a)	10,308	167,144
Netflix, Inc. (a)	1,030	71,369
Priceline.com, Inc. (a)	919	429,825
Symantec Corp. (a)	13,585	212,605
VeriSign, Inc.	2,906	103,802
Yahoo!, Inc. (a)	22,897	369,329

		7,756,763

Lodging — 0.6%
Wynn Resorts Ltd.	2,307	254,900

Media — 4.8%
Comcast Corp. Class A	38,602	915,253
DIRECTV Class A (a)	13,013	556,436
News Corp. Class A	31,778	566,920
Sirius XM Radio, Inc. (a)	69,814	127,061

		2,165,670

Mining — 0.2%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	1,075	109,758

Pharmaceuticals — 4.4%
DENTSPLY International, Inc.	2,594	90,764
Express Scripts, Inc. (a)	8,964	400,601
Gilead Sciences, Inc. (a)	13,873	567,822
Mylan, Inc. (a)	7,881	169,127
Perrigo Co.	1,727	168,037
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	12,920	521,451
Warner Chilcott PLC Class A (a)	4,661	70,521

		1,988,323

Retail — 5.2%
Bed Bath & Beyond, Inc. (a)	4,520	262,024
Costco Wholesale Corp.	8,003	666,810
Dollar Tree, Inc. (a)	2,194	182,343

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
O’Reilly Automotive, Inc. (a)	2,365	$189,082
Orchard Supply Hardware Stores Corp. Class A (a) (b)	90	338
Ross Stores, Inc.	4,274	203,143
Sears Holdings Corp. (a)	1,939	61,622
Staples, Inc.	12,840	178,348
Starbucks Corp.	13,765	633,328

		2,377,038

Semiconductors — 9.6%
Altera Corp.	5,901	218,927
Applied Materials, Inc.	24,339	260,671
Avago Technologies Ltd.	4,503	129,956
Broadcom Corp. Class A (a)	8,972	263,418
Intel Corp.	93,992	2,279,306
KLA-Tencor Corp.	3,092	149,189
Lam Research Corp. (a)	2,224	82,332
Linear Technology Corp.	4,206	126,306
Marvell Technology Group Ltd. (a)	11,154	154,483
Maxim Integrated Products, Inc.	5,368	139,783
Microchip Technology, Inc.	3,524	129,084
Micron Technology, Inc. (a)	18,368	115,535
NVIDIA Corp. (a)	11,205	155,301
Xilinx, Inc.	4,846	155,363

		4,359,654

Software — 18.8%
Activision Blizzard, Inc.	21,097	259,915
Adobe Systems, Inc. (a)	9,027	255,193
Autodesk, Inc. (a)	4,158	126,112
BMC Software, Inc. (a)	3,170	103,913
CA, Inc.	9,080	183,552
Cerner Corp. (a)	3,141	192,386
Citrix Systems, Inc. (a)	3,433	208,452
Electronic Arts, Inc. (a)	6,103	125,722
Fiserv, Inc. (a)	2,620	153,899
Infosys Ltd. Sponsored ADR (India)	1,453	74,655
Intuit, Inc.	5,504	289,455
Microsoft Corp.	155,262	4,030,602
Nuance Communications, Inc. (a)	5,515	138,757
Oracle Corp.	93,118	2,388,477

		8,531,090

Telecommunications — 9.0%
Cisco Systems, Inc.	99,216	1,793,825
QUALCOMM, Inc.	31,022	1,696,903
Virgin Media, Inc.	5,603	119,792
Vodafone Group PLC Sponsored ADR (United Kingdom)	16,950	475,109

		4,085,629

Toys, Games & Hobbies — 0.4%
Mattel, Inc.	6,283	174,416

	Number of Shares	Value
Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	3,033	$211,643
Expeditors International of Washington, Inc.	3,931	161,014

		372,657

TOTAL COMMON STOCK (Cost $40,349,551)		46,166,892

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a) (b)	90	338

TOTAL PREFERRED STOCK (Cost $533)		338

TOTAL EQUITIES (Cost $40,350,084)		46,167,230

TOTAL LONG-TERM INVESTMENTS
(Cost $40,350,084)		46,167,230

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (d)	$70,716	70,716

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	1,434	1,434

U.S. Treasury Bills — 0.4%
U.S. Treasury Bill (c) 0.021% 5/03/12	95,000	94,993
U.S. Treasury Bill (c) 0.045% 5/03/12	70,000	69,989

		164,982

TOTAL SHORT-TERM INVESTMENTS
(Cost $237,132)		237,132

TOTAL INVESTMENTS — 102.3% (Cost $40,587,216) (e)		46,404,362

Other Assets/(Liabilities) — (2.3)%		(1,042,962)

NET ASSETS — 100.0%		$45,361,400

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	Maturity value of $70,716. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $73,134.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Aerospace & Defense — 4.8%
The Boeing Co.	385,000	$28,239,750

Banks — 5.8%
Wells Fargo & Co.	1,229,300	33,879,508

Building Materials — 2.7%
Fortune Brands Home & Security, Inc. (a)	927,648	15,797,845

Commercial Services — 12.3%
Robert Half International, Inc.	1,100,000	31,306,000
Visa, Inc. Class A	400,000	40,612,000

		71,918,000

Computers — 4.7%
Diebold, Inc.	920,400	27,676,428

Diversified Financial — 6.3%
Discover Financial Services	400,000	9,600,000
Franklin Resources, Inc.	280,000	26,896,800

		36,496,800

Electric — 3.4%
Calpine Corp. (a)	1,200,000	19,596,000

Entertainment — 5.2%
Penn National Gaming, Inc. (a)	800,000	30,456,000

Leisure Time — 5.0%
Carnival Corp.	900,000	29,376,000

Lodging — 4.1%
Starwood Hotels & Resorts Worldwide, Inc.	501,500	24,056,955

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	40,000	3,624,000

Manufacturing — 4.7%
Illinois Tool Works, Inc.	586,500	27,395,415

Oil & Gas — 7.2%
Apache Corp.	200,000	18,116,000
Ultra Petroleum Corp. (a)	800,000	23,704,000

		41,820,000

Oil & Gas Services — 9.4%
Dresser-Rand Group, Inc. (a)	519,000	25,903,290
National Oilwell Varco, Inc.	430,000	29,235,700

		55,138,990

Retail — 9.3%
Cabela’s, Inc. (a)	1,200,000	30,504,000
CarMax, Inc. (a)	790,500	24,094,440

		54,598,440

	Number of Shares	Value
Semiconductors — 12.6%
Applied Materials, Inc.	2,600,000	$27,846,000
Intel Corp.	1,900,000	46,075,000

		73,921,000

TOTAL COMMON STOCK (Cost $495,182,742)		573,991,131

TOTAL EQUITIES (Cost $495,182,742)		573,991,131

TOTAL LONG-TERM INVESTMENTS (Cost $495,182,742)		573,991,131

	Principal Amount
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreement — 4.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$24,739,365	24,739,365

TOTAL SHORT-TERM INVESTMENTS (Cost $24,739,365)		24,739,365

TOTAL INVESTMENTS — 102.3% (Cost $519,922,107) (c)		598,730,496

Other Assets/(Liabilities) — (2.3)%		(13,309,348)

NET ASSETS — 100.0%		$585,421,148

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $24,739,392. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $25,234,612.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Aerospace & Defense — 1.7%
L-3 Communications Holdings, Inc.	16,100	$1,073,548
Triumph Group, Inc.	22,875	1,337,044

		2,410,592

Agriculture — 1.2%
Lorillard, Inc.	4,100	467,400
Reynolds American, Inc.	30,000	1,242,600

		1,710,000

Apparel — 0.5%
VF Corp.	5,600	711,144

Automotive & Parts — 1.7%
Lear Corp.	58,700	2,336,260

Banks — 6.3%
BB&T Corp.	51,300	1,291,221
Fifth Third Bancorp	197,875	2,516,970
KeyCorp	281,900	2,167,811
PNC Financial Services Group, Inc.	22,300	1,286,041
State Street Corp.	40,225	1,621,470

		8,883,513

Beverages — 0.8%
Constellation Brands, Inc. Class A (a)	51,800	1,070,706

Building Materials — 0.7%
Owens Corning, Inc. (a)	33,550	963,556

Chemicals — 2.4%
Agrium, Inc.	13,900	932,829
Albemarle Corp.	6,800	350,268
Ashland, Inc.	12,575	718,787
CF Industries Holdings, Inc.	4,200	608,916
Eastman Chemical Co.	4,500	175,770
Huntsman Corp.	52,640	526,400

		3,312,970

Commercial Services — 2.0%
Hertz Global Holdings, Inc. (a)	142,175	1,666,291
McKesson Corp.	14,700	1,145,277

		2,811,568

Computers — 3.1%
Cadence Design Systems, Inc. (a)	137,100	1,425,840
SanDisk Corp. (a)	19,425	955,904
Seagate Technology PLC	88,625	1,453,450
Western Digital Corp. (a)	15,450	478,178

		4,313,372

Diversified Financial — 5.8%
Discover Financial Services	90,800	2,179,200
Invesco Ltd.	86,750	1,742,807
NYSE Euronext	19,600	511,560

	Number of Shares	Value
Raymond James Financial, Inc.	54,275	$1,680,354
SLM Corp.	155,900	2,089,060

		8,202,981

Electric — 6.5%
CMS Energy Corp.	85,100	1,879,008
Edison International	29,200	1,208,880
FirstEnergy Corp.	51,600	2,285,880
PPL Corp.	84,525	2,486,725
SCANA Corp.	28,300	1,275,198

		9,135,691

Electronics — 0.8%
Jabil Circuit, Inc.	59,400	1,167,804

Engineering & Construction — 1.1%
KBR, Inc.	53,200	1,482,684

Foods — 4.4%
ConAgra Foods, Inc.	46,300	1,222,320
Corn Products International, Inc.	24,000	1,262,160
The Kroger Co.	24,700	598,234
Smithfield Foods, Inc. (a)	63,050	1,530,854
The Hain Celestial Group, Inc. (a)	42,475	1,557,133

		6,170,701

Forest Products & Paper — 1.9%
International Paper Co.	41,000	1,213,600
MeadWestvaco Corp.	49,125	1,471,294

		2,684,894

Gas — 4.6%
AGL Resources, Inc.	29,300	1,238,218
Energen Corp.	41,900	2,095,000
NiSource, Inc.	131,300	3,126,253

		6,459,471

Health Care – Products — 0.7%
C.R. Bard, Inc.	11,900	1,017,450

Health Care – Services — 4.1%
Cigna Corp.	46,125	1,937,250
Health Management Associates, Inc. Class A (a)	186,000	1,370,820
Health Net, Inc. (a)	42,375	1,289,047
Quest Diagnostics, Inc.	21,100	1,225,066

		5,822,183

Household Products — 0.7%
Avery Dennison Corp.	36,100	1,035,348

Insurance — 6.0%
Lincoln National Corp.	96,200	1,868,204
Marsh & McLennan Cos., Inc.	43,725	1,382,584
Mercury General Corp.	26,900	1,227,178
Reinsurance Group of America, Inc. Class A	20,700	1,081,575

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Unum Group	47,600	$1,002,932
XL Group PLC	98,400	1,945,368

		8,507,841

Internet — 1.6%
Symantec Corp. (a)	51,100	799,715
ValueClick, Inc. (a)	88,525	1,442,072

		2,241,787

Iron & Steel — 1.7%
Nucor Corp.	29,975	1,186,111
Reliance Steel & Aluminum Co.	25,600	1,246,464

		2,432,575

Leisure Time — 0.6%
Harley-Davidson, Inc.	21,925	852,225

Lodging — 0.4%
Wyndham Worldwide Corp.	15,875	600,551

Machinery – Diversified — 0.9%
Eaton Corp.	29,750	1,295,018

Manufacturing — 0.8%
Parker Hannifin Corp.	15,200	1,159,000

Media — 0.9%
CBS Corp. Class B	30,300	822,342
Scripps Networks Interactive Class A	11,500	487,830

		1,310,172

Metal Fabricate & Hardware — 1.2%
The Timken Co.	43,400	1,680,014

Mining — 0.8%
Yamana Gold, Inc.	78,200	1,148,758

Office Equipment/Supplies — 0.7%
Xerox Corp.	116,400	926,544

Oil & Gas — 3.1%
Chesapeake Energy Corp.	35,600	793,524
Ensco PLC Sponsored ADR (United Kingdom)	12,000	563,040
Murphy Oil Corp.	19,500	1,086,930
Nexen, Inc.	55,400	881,414
Valero Energy Corp.	16,125	339,431
Western Refining, Inc. (a)	48,475	644,233

		4,308,572

Oil & Gas Services — 3.1%
Oil States International, Inc. (a)	25,600	1,955,072
Superior Energy Services, Inc. (a)	62,700	1,783,188
Tidewater, Inc.	12,200	601,460

		4,339,720

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	47,375	1,923,899
Herbalife Ltd.	25,325	1,308,543

		3,232,442

	Number of Shares	Value
Pipelines — 0.5%
Spectra Energy Corp.	24,625	$757,219

Real Estate Investment Trusts (REITS) — 8.0%
Annaly Capital Management, Inc.	74,800	1,193,808
BioMed Realty Trust, Inc.	76,100	1,375,888
Brandywine Realty Trust	151,950	1,443,525
CBL & Associates Properties, Inc.	120,500	1,891,850
Duke Realty Corp.	93,000	1,120,650
DuPont Fabros Technology, Inc.	33,125	802,288
Home Properties, Inc.	31,325	1,803,380
Hospitality Properties Trust	47,700	1,096,146
Kimco Realty Corp.	33,200	539,168

		11,266,703

Retail — 8.4%
Brinker International, Inc.	25,250	675,690
Express, Inc. (a)	21,525	429,209
Foot Locker, Inc.	73,650	1,755,816
The Gap, Inc.	61,200	1,135,260
Kohl’s Corp.	22,800	1,125,180
Limited Brands, Inc.	17,300	698,055
Macy’s, Inc.	55,025	1,770,704
Nu Skin Enterprises, Inc. Class A	14,775	717,622
Pier 1 Imports, Inc. (a)	126,925	1,768,065
PVH Corp.	9,735	686,220
Signet Jewelers Ltd.	23,800	1,046,248

		11,808,069

Semiconductors — 0.9%
KLA-Tencor Corp.	25,800	1,244,850

Software — 1.7%
CA, Inc.	51,100	1,032,987
Electronic Arts, Inc. (a)	66,450	1,368,870

		2,401,857

Toys, Games & Hobbies — 0.9%
Mattel, Inc.	43,800	1,215,888

Transportation — 1.9%
CSX Corp.	26,900	566,514
Ryder System, Inc.	39,600	2,104,344

		2,670,858

Water — 1.3%
American Water Works Co., Inc.	59,550	1,897,263

TOTAL COMMON STOCK (Cost $135,085,518)		139,000,814

TOTAL EQUITIES (Cost $135,085,518)		139,000,814

TOTAL LONG-TERM INVESTMENTS (Cost $135,085,518)		139,000,814

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$2,241,382	$2,241,382

TOTAL SHORT-TERM INVESTMENTS (Cost $2,241,382)		2,241,382

TOTAL INVESTMENTS — 100.3% (Cost $137,326,900) (c)		141,242,196

Other Assets/(Liabilities) — (0.3)%		(458,048)

NET ASSETS — 100.0%		$140,784,148

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,241,385. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 8/15/39, and an aggregate market value, including accrued interest, of $2,290,887.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Apparel — 1.1%
Ascena Retail Group, Inc. (a)	26,800	$796,496
Skechers U.S.A., Inc. Class A (a)	27,800	336,936

		1,133,432

Auto Manufacturers — 1.4%
Oshkosh Corp. (a)	67,800	1,449,564

Automotive & Parts — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	132,000	1,305,480

Banks — 7.8%
BBCN Bancorp, Inc. (a)	70,754	668,625
First Midwest Bancorp, Inc.	69,100	699,983
Hancock Holding Co.	17,200	549,884
International Bancshares Corp.	54,500	999,258
MB Financial, Inc.	29,200	499,320
Northwest Bancshares, Inc.	77,400	962,856
Prosperity Bancshares, Inc.	37,700	1,521,195
Synovus Financial Corp.	641,800	904,938
Webster Financial Corp.	45,200	921,628
Westamerica Bancorp.	5,900	259,010

		7,986,697

Biotechnology — 1.1%
Charles River Laboratories International, Inc. (a)	40,500	1,106,865

Building Materials — 3.6%
Comfort Systems USA, Inc.	67,700	725,744
Gibraltar Industries, Inc. (a)	62,806	876,772
Simpson Manufacturing Co., Inc.	39,900	1,343,034
Trex Co., Inc. (a)	32,700	749,157

		3,694,707

Chemicals — 1.1%
PolyOne Corp.	99,700	1,151,535

Commercial Services — 7.0%
Aaron’s, Inc.	25,150	671,002
Arbitron, Inc.	33,500	1,152,735
Korn/Ferry International (a)	63,800	1,088,428
MAXIMUS, Inc.	28,600	1,182,610
RSC Holdings, Inc. (a)	136,100	2,517,850
Towers Watson & Co. Class A	9,600	575,328

		7,187,953

Computers — 3.7%
Diebold, Inc.	27,200	817,904
Mentor Graphics Corp. (a)	126,400	1,713,984
Mercury Computer Systems, Inc. (a)	42,900	570,141
MTS Systems Corp.	17,800	725,350

		3,827,379

	Number of Shares	Value
Distribution & Wholesale — 1.2%
United Stationers, Inc.	38,400	$1,250,304

Diversified Financial — 1.3%
Federated Investors, Inc. Class B	41,200	624,180
Janus Capital Group, Inc.	119,800	755,938

		1,380,118

Electric — 1.4%
Unisource Energy Corp.	20,700	764,244
Westar Energy, Inc.	21,500	618,770

		1,383,014

Electrical Components & Equipment — 2.4%
Belden, Inc.	46,300	1,540,864
Littelfuse, Inc.	21,200	911,176

		2,452,040

Electronics — 5.7%
Coherent, Inc. (a)	10,200	533,154
Faro Technologies, Inc. (a)	17,700	814,200
Gentex Corp.	39,900	1,180,641
Park Electrochemical Corp.	34,600	886,452
Plexus Corp. (a)	45,600	1,248,528
Vishay Intertechnology, Inc. (a)	128,600	1,156,114

		5,819,089

Engineering & Construction — 0.9%
Aegion Corp. (a)	61,000	935,740

Foods — 0.9%
Ralcorp Holdings, Inc. (a)	10,200	872,100

Forest Products & Paper — 0.8%
Deltic Timber Corp.	13,100	791,109

Gas — 2.1%
Atmos Energy Corp.	17,700	590,295
New Jersey Resources Corp.	7,300	359,160
UGI Corp.	26,200	770,280
WGL Holdings, Inc.	9,600	424,512

		2,144,247

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	19,800	1,009,206

Health Care – Products — 0.4%
Haemonetics Corp. (a)	6,000	367,320

Health Care – Services — 3.3%
AmSurg Corp. (a)	34,500	898,380
HEALTHSOUTH Corp. (a)	75,000	1,325,250
ICON PLC Sponsored ADR (Ireland) (a)	65,700	1,124,127

		3,347,757

Home Furnishing — 0.8%
Whirlpool Corp.	17,900	849,355

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.7%
Acco Brands Corp. (a)	77,200	$744,980

Insurance — 6.9%
Alleghany Corp. (a)	2,538	724,066
Assured Guaranty Ltd.	32,200	423,108
Delphi Financial Group, Inc. Class A	40,900	1,811,870
Platinum Underwriters Holdings Ltd.	20,400	695,844
Primerica, Inc.	33,200	771,568
ProAssurance Corp.	10,800	862,056
Reinsurance Group of America, Inc. Class A	20,700	1,081,575
White Mountains Insurance Group Ltd.	1,450	657,517

		7,027,604

Internet — 0.6%
Websense, Inc. (a)	33,100	619,963

Investment Companies — 0.8%
Ares Capital Corp.	55,900	863,655

Leisure Time — 1.0%
Brunswick Corp.	54,300	980,658

Lodging — 0.6%
Choice Hotels International, Inc.	16,900	643,045

Machinery – Construction & Mining — 1.1%
Terex Corp. (a)	83,200	1,124,032

Machinery – Diversified — 3.6%
Albany International Corp. Class A	41,600	961,792
Cognex Corp.	34,900	1,249,071
Flowserve Corp.	8,500	844,220
Zebra Technologies Corp. Class A (a)	18,200	651,196

		3,706,279

Manufacturing — 5.0%
Acuity Brands, Inc.	9,200	487,600
AptarGroup, Inc.	13,600	709,512
Carlisle Cos., Inc.	42,900	1,900,470
ESCO Technologies, Inc.	28,700	825,986
Koppers Holdings, Inc.	14,500	498,220
Matthews International Corp. Class A	21,600	678,888

		5,100,676

Media — 0.6%
John Wiley & Sons, Inc. Class A	12,700	563,880

Metal Fabricate & Hardware — 1.1%
Mueller Industries, Inc.	29,500	1,133,390

Office Furnishings — 0.9%
Herman Miller, Inc.	48,800	900,360

Oil & Gas — 2.4%
EXCO Resources, Inc.	64,700	676,115
GeoResources, Inc. (a)	19,000	556,890
Penn Virginia Corp.	37,100	196,259

	Number of Shares	Value
Plains Exploration & Production Co. (a)	15,100	$554,472
Whiting Petroleum Corp. (a)	10,100	471,569

		2,455,305

Oil & Gas Services — 0.7%
SEACOR Holdings, Inc. (a)	7,700	684,992

Packaging & Containers — 0.4%
Greif, Inc. Class A	9,000	409,950

Real Estate Investment Trusts (REITS) — 1.1%
DiamondRock Hospitality Co.	60,934	587,404
Mack-Cali Realty Corp.	18,300	488,427

		1,075,831

Retail — 7.5%
Cabela’s, Inc. (a)	52,800	1,342,176
Casey’s General Stores, Inc.	17,100	880,821
The Cato Corp. Class A	46,400	1,122,880
CEC Entertainment, Inc.	18,021	620,823
Fred’s, Inc. Class A	59,900	873,342
The Men’s Wearhouse, Inc.	44,000	1,426,040
Sonic Corp. (a)	62,700	421,971
Stage Stores, Inc.	69,300	962,577

		7,650,630

Savings & Loans — 0.5%
First Niagara Financial Group, Inc.	54,860	473,442

Semiconductors — 2.5%
Brooks Automation, Inc.	129,300	1,327,911
Maxim Integrated Products, Inc.	46,900	1,221,276

		2,549,187

Software — 1.4%
Fiserv, Inc. (a)	24,600	1,445,004

Storage & Warehousing — 1.1%
Mobile Mini, Inc. (a)	66,400	1,158,680

Textiles — 0.6%
G&K Services, Inc. Class A	21,100	614,221

Toys, Games & Hobbies — 1.5%
Mattel, Inc.	55,300	1,535,128

Transportation — 4.1%
Bristow Group, Inc.	12,200	578,158
Forward Air Corp.	43,200	1,384,560
Genesee & Wyoming, Inc. Class A (a)	19,200	1,163,136
Kirby Corp. (a)	16,100	1,060,024

		4,185,878

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 1.1%
GATX Corp.	25,100	$1,095,865

TOTAL COMMON STOCK (Cost $90,670,274)		100,187,646

TOTAL EQUITIES (Cost $90,670,274)		100,187,646

TOTAL LONG-TERM INVESTMENTS (Cost $90,670,274)		100,187,646

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$2,618,303	2,618,303

TOTAL SHORT-TERM INVESTMENTS (Cost $2,618,303)		2,618,303

TOTAL INVESTMENTS — 100.7% (Cost $93,288,577) (c)		102,805,949

Other Assets/(Liabilities) — (0.7)%		(723,755)

NET ASSETS — 100.0%		$102,082,194

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,618,306. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $2,673,165.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 96.8%
Aerospace & Defense — 1.4%
AAR Corp.	22,500	$431,325
Curtiss-Wright Corp.	28,410	1,003,725
Ducommun, Inc.	42,030	535,882
Esterline Technologies Corp. (a)	13,035	729,569
Kaman Corp.	43,900	1,199,348
Kratos Defense & Security Solutions, Inc. (a)	199,680	1,192,090
Moog, Inc. Class A (a)	16,948	744,526
Teledyne Technologies, Inc. (a)	12,000	658,200

		6,494,665

Agriculture — 0.2%
Alliance One International, Inc. (a)	384,240	1,045,133

Airlines — 1.2%
Alaska Air Group, Inc. (a)	48,100	3,611,829
JetBlue Airways Corp. (a)	222,905	1,159,106
US Airways Group, Inc. (a)	154,205	781,819

		5,552,754

Apparel — 0.7%
Crocs, Inc. (a)	90,690	1,339,491
The Jones Group, Inc.	112,025	1,181,864
K-Swiss, Inc. Class A (a)	193,965	566,378

		3,087,733

Automotive & Parts — 0.8%
Cooper Tire & Rubber Co.	105,095	1,472,381
Spartan Motors, Inc.	104,830	504,232
Tenneco, Inc. (a)	32,265	960,852
Titan International, Inc.	37,885	737,242

		3,674,707

Banks — 7.3%
City Holding Co.	31,785	1,077,194
Columbia Banking System, Inc.	44,700	861,369
East West Bancorp, Inc.	162,995	3,219,151
F.N.B. Corp.	127,880	1,446,323
First Commonwealth Financial Corp.	253,055	1,331,069
FirstMerit Corp.	77,387	1,170,865
Glacier Bancorp, Inc.	122,000	1,467,660
Home Bancshares, Inc.	79,100	2,049,481
IBERIABANK Corp.	13,835	682,066
Independent Bank Corp.	47,815	1,304,871
National Penn Bancshares, Inc.	174,585	1,473,497
Northwest Bancshares, Inc.	80,275	998,621
Old National Bancorp	109,410	1,274,627
Prosperity Bancshares, Inc.	23,235	937,532
Sandy Spring Bancorp, Inc.	38,800	680,940
Signature Bank (a)	32,700	1,961,673

	Number of Shares	Value
Susquehanna Bancshares, Inc.	202,425	$1,696,321
SVB Financial Group (a)	62,400	2,975,856
Trustmark Corp.	88,428	2,147,916
Umpqua Holdings Corp.	115,300	1,428,567
United Bankshares, Inc.	20,800	588,016
Webster Financial Corp.	60,650	1,236,654
Wintrust Financial Corp.	65,400	1,834,470

		33,844,739

Biotechnology — 0.1%
Exelixis, Inc. (a)	146,600	694,151

Building Materials — 1.6%
Comfort Systems USA, Inc.	81,800	876,896
Drew Industries, Inc. (a)	83,500	2,048,255
Gibraltar Industries, Inc. (a)	105,500	1,472,780
Interline Brands, Inc. (a)	49,810	775,542
Quanex Building Products Corp.	63,500	953,770
Universal Forest Products, Inc.	44,700	1,379,889

		7,507,132

Chemicals — 1.8%
American Vanguard Corp.	83,100	1,108,554
Georgia Gulf Corp. (a)	39,645	772,681
Innospec, Inc. (a)	96,000	2,694,720
Minerals Technologies, Inc.	36,570	2,067,302
OM Group, Inc. (a)	24,330	544,749
The Valspar Corp.	24,900	970,353

		8,158,359

Coal — 0.3%
Cloud Peak Energy, Inc. (a)	63,100	1,219,092

Commercial Services — 5.2%
Aaron’s, Inc.	239,850	6,399,198
Deluxe Corp.	53,800	1,224,488
Electro Rent Corp.	123,100	2,111,165
Exponent, Inc. (a)	17,970	826,081
FTI Consulting, Inc. (a)	26,400	1,119,888
Global Payments, Inc.	21,600	1,023,408
Kforce, Inc. (a)	57,445	708,297
Landauer, Inc.	21,400	1,102,100
McGrath Rentcorp	105,600	3,061,344
Navigant Consulting, Inc. (a)	110,200	1,257,382
On Assignment, Inc. (a)	152,000	1,699,360
PHH Corp. (a)	41,190	440,733
Rent-A-Center, Inc.	50,380	1,864,060
Service Corp. International	87,210	928,786
Startek, Inc. (a)	83,536	160,389

		23,926,679

Computers — 0.8%
j2 Global, Inc.	39,215	1,103,510
LivePerson, Inc. (a)	58,675	736,371

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MTS Systems Corp.	22,010	$896,908
Xyratex Ltd.	60,600	807,192

		3,543,981

Distribution & Wholesale — 2.0%
Beacon Roofing Supply, Inc. (a)	175,900	3,558,457
Owens & Minor, Inc.	126,400	3,512,656
Pool Corp.	67,300	2,025,730

		9,096,843

Diversified Financial — 2.8%
Eaton Vance Corp.	25,927	612,914
GFI Group, Inc.	315,000	1,297,800
Jefferies Group, Inc.	44,400	610,500
JMP Group, Inc.	62,300	445,445
Knight Capital Group, Inc. Class A (a)	135,360	1,599,955
Lazard Ltd. Class A	34,335	896,487
Ocwen Financial Corp. (a)	180,050	2,607,124
Piper Jaffray Cos., Inc. (a)	23,300	470,660
Raymond James Financial, Inc.	33,103	1,024,869
Stifel Financial Corp. (a)	108,000	3,461,400

		13,027,154

Electric — 3.9%
Avista Corp.	97,720	2,516,290
Black Hills Corp.	34,200	1,148,436
Cleco Corp.	124,650	4,749,165
El Paso Electric Co.	100,870	3,494,137
IDACORP, Inc.	36,960	1,567,473
NorthWestern Corp.	43,200	1,546,128
PNM Resources, Inc.	42,000	765,660
Portland General Electric Co.	100,090	2,531,276

		18,318,565

Electrical Components & Equipment — 1.2%
Advanced Energy Industries, Inc. (a)	99,200	1,064,416
Belden, Inc.	61,700	2,053,376
EnerSys (a)	28,800	747,936
Littelfuse, Inc.	44,000	1,891,120

		5,756,848

Electronics — 2.6%
Analogic Corp.	21,700	1,243,844
Checkpoint Systems, Inc. (a)	45,598	498,842
CTS Corp.	51,515	473,938
Cymer, Inc. (a)	40,900	2,035,184
Electro Scientific Industries, Inc. (a)	54,900	794,952
Itron, Inc. (a)	18,500	661,745
Methode Electronics, Inc.	48,000	397,920
Multi-Fineline Electronix, Inc. (a)	28,430	584,237
Newport Corp. (a)	78,000	1,061,580
Pulse Electronics Corp.	133,370	373,436
Thomas & Betts Corp. (a)	19,890	1,085,994
Woodward, Inc.	69,700	2,852,821

		12,064,493

	Number of Shares	Value
Engineering & Construction — 0.7%
Aegion Corp. (a)	165,755	$2,542,682
Sterling Construction Co., Inc. (a)	24,000	258,480
URS Corp. (a)	17,000	597,040

		3,398,202

Entertainment — 0.3%
Ascent Media Corp. Series A (a)	29,500	1,496,240

Environmental Controls — 0.8%
Mine Safety Appliances Co.	39,100	1,294,992
Waste Connections, Inc.	79,450	2,632,973

		3,927,965

Foods — 1.0%
Nash Finch Co.	46,000	1,346,880
Sanderson Farms, Inc.	12,945	648,933
Spartan Stores, Inc.	45,985	850,722
TreeHouse Foods, Inc. (a)	26,120	1,707,726

		4,554,261

Forest Products & Paper — 1.7%
Clearwater Paper Corp. (a)	56,200	2,001,282
Deltic Timber Corp.	36,600	2,210,274
KapStone Paper and Packaging Corp. (a)	49,335	776,533
Potlatch Corp.	68,000	2,115,480
Wausau Paper Corp.	112,000	925,120

		8,028,689

Gas — 1.3%
AGL Resources, Inc.	28,830	1,218,356
South Jersey Industries, Inc.	17,297	982,643
Southwest Gas Corp.	48,700	2,069,263
Vectren Corp.	34,000	1,027,820
WGL Holdings, Inc.	21,884	967,710

		6,265,792

Hand & Machine Tools — 0.5%
Franklin Electric Co., Inc.	32,200	1,402,632
Snap-on, Inc.	14,000	708,680

		2,111,312

Health Care – Products — 1.4%
Alere, Inc. (a)	29,250	675,383
AngioDynamics, Inc. (a)	51,900	768,639
Cantel Medical Corp.	14,000	391,020
Meridian Bioscience, Inc.	36,645	690,392
Merit Medical Systems, Inc. (a)	32,501	434,863
PSS World Medical, Inc. (a)	19,900	481,381
Quidel Corp. (a)	65,700	994,041
West Pharmaceutical Services, Inc.	51,600	1,958,220

		6,393,939

Health Care – Services — 2.0%
Amedisys, Inc. (a)	23,200	253,112
AMERIGROUP Corp. (a)	21,900	1,293,852
Covance, Inc. (a)	23,055	1,054,075

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coventry Health Care, Inc. (a)	33,085	$1,004,791
HEALTHSOUTH Corp. (a)	40,065	707,948
Healthways, Inc. (a)	25,630	175,822
Magellan Health Services, Inc. (a)	21,225	1,050,001
MEDNAX, Inc. (a)	14,099	1,015,269
National Healthcare Corp.	38,700	1,621,530
Triple-S Management Corp. Class B (a)	57,300	1,147,146

		9,323,546

Home Builders — 1.1%
M/I Homes, Inc. (a)	47,400	455,040
Meritage Home Corp. (a)	95,000	2,203,050
PulteGroup, Inc. (a)	232,000	1,463,920
Winnebago Industries, Inc. (a)	103,700	765,306

		4,887,316

Home Furnishing — 0.4%
Ethan Allen Interiors, Inc.	32,700	775,317
La-Z-Boy, Inc. (a)	90,580	1,077,902
Stanley Furniture Co., Inc. (a)	66,800	200,400

		2,053,619

Household Products — 0.6%
CSS Industries, Inc.	51,800	1,031,856
Helen of Troy Ltd. (a)	24,900	764,430
The Scotts Miracle-Gro Co. Class A	16,300	761,047

		2,557,333

Insurance — 5.8%
Alterra Capital Holdings Ltd.	169,245	3,999,259
Argo Group International Holdings Ltd.	72,498	2,099,542
CNO Financial Group, Inc. (a)	180,515	1,139,050
Delphi Financial Group, Inc. Class A	26,197	1,160,527
Employers Holdings, Inc.	66,130	1,196,292
First American Financial Corp.	126,800	1,606,556
Maiden Holdings Ltd.	131,625	1,153,035
Markel Corp. (a)	3,900	1,617,213
Meadowbrook Insurance Group, Inc.	52,700	562,836
MGIC Investment Corp. (a)	148,265	553,029
National Interstate Corp.	76,700	1,892,189
Platinum Underwriters Holdings Ltd.	18,520	631,717
ProAssurance Corp.	85,605	6,832,991
Protective Life Corp.	32,800	739,968
Radian Group, Inc.	110,000	257,400
Reinsurance Group of America, Inc. Class A	17,900	935,275
State Auto Financial Corp. Class A	18,000	244,620
United Fire & Casualty Co.	16,700	337,006

		26,958,505

Internet — 0.5%
Digital River, Inc. (a)	21,600	324,432
Safeguard Scientifics, Inc. (a)	49,500	781,605
Websense, Inc. (a)	72,700	1,361,671

		2,467,708

	Number of Shares	Value
Investment Companies — 0.3%
American Capital Ltd. (a)	106,650	$717,755
Ares Capital Corp.	46,500	718,425

		1,436,180

Iron & Steel — 1.0%
AK Steel Holding Corp.	93,935	775,903
Carpenter Technology Corp.	51,300	2,640,924
Schnitzer Steel Industries, Inc. Class A	31,400	1,327,592

		4,744,419

Leisure Time — 0.4%
Brunswick Corp.	37,500	677,250
LIFE TIME FITNESS, Inc. (a)	22,000	1,028,500

		1,705,750

Lodging — 0.3%
Orient-Express Hotels Ltd. (a)	166,400	1,243,008

Machinery – Construction & Mining — 0.4%
Astec Industries, Inc. (a)	28,900	930,869
Terex Corp. (a)	54,290	733,458

		1,664,327

Machinery – Diversified — 3.0%
Altra Holdings, Inc. (a)	73,285	1,379,956
Briggs & Stratton Corp.	73,240	1,134,488
Cascade Corp.	29,000	1,367,930
Cognex Corp.	23,800	851,802
IDEX Corp.	62,600	2,323,086
Nordson Corp.	94,800	3,903,864
Robbins & Myers, Inc.	63,400	3,078,070

		14,039,196

Manufacturing — 3.8%
AptarGroup, Inc.	74,500	3,886,665
Barnes Group, Inc.	62,505	1,506,996
Ceradyne, Inc. (a)	48,650	1,302,847
EnPro Industries, Inc. (a)	27,480	906,290
FreightCar America, Inc. (a)	75,435	1,580,363
Harsco Corp.	22,600	465,108
Hexcel Corp. (a)	45,300	1,096,713
Matthews International Corp. Class A	68,400	2,149,812
Myers Industries, Inc.	239,030	2,949,630
Teleflex, Inc.	9,850	603,707
Tredegar Corp.	54,475	1,210,434

		17,658,565

Media — 0.9%
The Dolan Co. (a)	98,000	834,960
The New York Times Co. Class A (a)	89,615	692,724
Saga Communications, Inc. Class A (a)	28,200	1,054,116
World Wrestling Entertainment, Inc. Class A	168,870	1,573,868

		4,155,668

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Metal Fabricate & Hardware — 0.7%
Ampco-Pittsburgh Corp.	44,085	$852,604
Circor International, Inc.	39,700	1,401,807
The Timken Co.	25,200	975,492

		3,229,903

Mining — 2.6%
AMCOL International Corp.	78,500	2,107,725
Franco-Nevada Corp.	50,000	1,903,313
Globe Specialty Metals, Inc.	70,085	938,438
Hecla Mining Co.	133,960	700,611
Horsehead Holding Corp. (a)	85,255	768,148
Materion Corp. (a)	31,855	773,439
Molycorp, Inc. (a)	21,889	524,898
North American Palladium Ltd. (a)	432,340	1,102,467
Royal Gold, Inc.	34,200	2,306,106
Thompson Creek Metals Co., Inc. (a)	137,095	954,181

		12,079,326

Oil & Gas — 4.0%
Atwood Oceanics, Inc. (a)	29,500	1,173,805
Cabot Oil & Gas Corp.	26,700	2,026,530
Contango Oil & Gas Co. (a)	14,285	831,101
Energy XXI (Bermuda) Ltd. (a)	60,250	1,920,770
Forest Oil Corp. (a)	48,500	657,175
Hercules Offshore, Inc. (a)	95,200	422,688
Kodiak Oil & Gas Corp. (a)	176,925	1,680,788
Lone Pine Resources, Inc. (a)	29,399	206,087
Northern Oil and Gas, Inc. (a)	95,400	2,287,692
Oasis Petroleum, Inc. (a)	95,000	2,763,550
Penn Virginia Corp.	120,000	634,800
PetroQuest Energy, Inc. (a)	91,925	606,705
Questar Corp.	86,625	1,720,372
Swift Energy Co. (a)	52,900	1,572,188

		18,504,251

Oil & Gas Services — 2.5%
CARBO Ceramics, Inc.	23,820	2,937,721
Core Laboratories NV	13,400	1,526,930
Helix Energy Solutions Group, Inc. (a)	77,590	1,225,922
Hornbeck Offshore Services, Inc. (a)	49,120	1,523,702
Lufkin Industries, Inc.	17,032	1,146,424
Oil States International, Inc. (a)	21,445	1,637,755
TETRA Technologies, Inc. (a)	137,200	1,281,448
Union Drilling, Inc. (a)	44,800	279,552

		11,559,454

Pharmaceuticals — 1.0%
Alkermes Plc (a)	61,830	1,073,369
BioMarin Pharmaceutical, Inc. (a)	20,295	697,742
Medicis Pharmaceutical Corp. Class A	21,710	721,857
Par Pharmaceutical Cos., Inc. (a)	10,560	345,629

	Number of Shares	Value
Targacept, Inc. (a)	107,075	$596,408
ViroPharma, Inc. (a)	42,680	1,169,005

		4,604,010

Pipelines — 0.5%
ONEOK, Inc.	15,100	1,309,019
SemGroup Corp. Class A (a)	30,060	783,364

		2,092,383

Real Estate Investment Trusts (REITS) — 7.5%
Acadia Realty Trust	80,000	1,611,200
American Campus Communities, Inc.	19,665	825,143
CBL & Associates Properties, Inc.	206,500	3,242,050
Cedar Realty Trust, Inc.	115,700	498,667
DuPont Fabros Technology, Inc.	42,530	1,030,077
First Potomac Realty Trust	264,750	3,454,988
Hersha Hospitality Trust	155,400	758,352
Kilroy Realty Corp.	71,300	2,714,391
LaSalle Hotel Properties	86,900	2,103,849
Lexington Realty Trust	252,660	1,892,423
LTC Properties, Inc.	63,440	1,957,758
Medical Properties Trust, Inc.	69,900	689,913
MFA Financial, Inc.	274,160	1,842,355
National Retail Properties, Inc.	64,385	1,698,476
Pebblebrook Hotel Trust	168,615	3,234,036
Saul Centers, Inc.	20,900	740,278
Starwood Property Trust, Inc.	82,735	1,531,425
Strategic Hotels & Resorts, Inc. (a)	149,950	805,232
Sun Communities, Inc.	47,640	1,740,289
Sunstone Hotel Investors, Inc. (a)	89,240	727,306
Washington Real Estate Investment Trust	68,000	1,859,800

		34,958,008

Retail — 3.9%
Bebe Stores, Inc.	138,085	1,150,248
Brown Shoe Co., Inc.	97,435	867,172
Cash America International, Inc.	37,116	1,730,719
The Finish Line, Inc. Class A	70,055	1,351,011
Fred’s, Inc. Class A	80,100	1,167,858
Haverty Furniture Cos., Inc.	96,500	1,059,570
Hot Topic, Inc.	197,335	1,304,384
Insight Enterprises, Inc. (a)	78,540	1,200,877
MarineMax, Inc. (a)	87,100	567,892
The Men’s Wearhouse, Inc.	66,000	2,139,060
The Pantry, Inc. (a)	121,955	1,459,801
PVH Corp.	18,400	1,297,016
RadioShack Corp.	112,085	1,088,345
Stein Mart, Inc. (a)	155,900	1,061,679
The Wet Seal, Inc. Class A (a)	254,110	828,399

		18,274,031

Savings & Loans — 1.0%
Astoria Financial Corp.	46,750	396,907
Brookline Bancorp, Inc.	148,915	1,256,843

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Flushing Financial Corp.	102,225	$1,291,102
Washington Federal, Inc.	105,840	1,480,701

		4,425,553

Semiconductors — 2.1%
ATMI, Inc. (a)	46,000	921,380
Brooks Automation, Inc.	91,800	942,786
Cabot Microelectronics Corp. (a)	37,895	1,790,539
Fairchild Semiconductor International, Inc. (a)	101,115	1,217,424
International Rectifier Corp. (a)	19,800	384,516
Intersil Corp. Class A	95,420	996,185
Teradyne, Inc. (a)	115,900	1,579,717
Tessera Technologies, Inc. (a)	81,245	1,360,854
TriQuint Semiconductor, Inc. (a)	115,960	564,725

		9,758,126

Software — 1.4%
Accelrys, Inc. (a)	69,000	463,680
CSG Systems International, Inc. (a)	33,820	497,492
Progress Software Corp. (a)	104,550	2,023,043
SYNNEX Corp. (a)	58,300	1,775,818
Take-Two Interactive Software, Inc. (a)	75,760	1,026,548
Verint Systems, Inc. (a)	28,480	784,339

		6,570,920

Telecommunications — 2.5%
Anixter International, Inc. (a)	15,850	945,294
Arris Group, Inc. (a)	64,000	692,480
Black Box Corp.	38,495	1,079,400
Finisar Corp. (a)	74,544	1,248,239
Ixia (a)	134,500	1,413,595
Mastec, Inc. (a)	63,925	1,110,377
Premiere Global Services, Inc. (a)	139,000	1,177,330
RF Micro Devices, Inc. (a)	133,775	722,385
SBA Communications Corp. Class A (a)	16,800	721,728
Sonus Networks, Inc. (a)	321,900	772,560
Symmetricom, Inc. (a)	77,960	420,204
ViaSat, Inc. (a)	25,995	1,198,890

		11,502,482

Textiles — 0.5%
Culp, Inc. (a)	54,400	463,488
G&K Services, Inc. Class A	57,000	1,659,270

		2,122,758

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	48,085	678,479

	Number of Shares	Value
Transportation — 4.4%
Bristow Group, Inc.	19,300	$914,627
Genesee & Wyoming, Inc. Class A (a)	76,100	4,610,138
Hub Group, Inc. Class A (a)	43,260	1,402,922
Kirby Corp. (a)	75,000	4,938,000
Landstar System, Inc.	108,200	5,184,944
Overseas Shipholding Group, Inc.	28,700	313,691
RailAmerica, Inc. (a)	67,760	1,008,946
Swift Transportation Co. (a)	97,420	802,741
UTI Worldwide, Inc.	102,500	1,362,225

		20,538,234

TOTAL COMMON STOCK (Cost $416,262,093)		448,982,486

CONVERTIBLE PREFERRED STOCK — 0.6%
Banks — 0.4%
East West Bancorp, Inc., Series A 8.000%	1,183	1,662,115

Insurance — 0.2%
Assured Guaranty Ltd. 8.500%	18,300	1,028,002

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,099,531)		2,690,117

TOTAL EQUITIES (Cost $418,361,624)		451,672,603

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
iShares Russell 2000 Value Index Fund	26,700	1,752,588
T. Rowe Price Reserve Investment Fund	179,526	179,526
T. Rowe Price Reserve Investment Fund	67	67

TOTAL MUTUAL FUNDS (Cost $1,952,560)		1,932,181

TOTAL LONG-TERM INVESTMENTS (Cost $420,314,184)		453,604,784

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$5,777,177	$5,777,177

TOTAL SHORT-TERM INVESTMENTS (Cost $5,777,177)		5,777,177

TOTAL INVESTMENTS — 99.0% (Cost $426,091,361) (c)		459,381,961

Other Assets/(Liabilities) — 1.0%		4,511,676

NET ASSETS — 100.0%		$463,893,637

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $5,777,184. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 8/15/39, and an aggregate market value, including accrued interest, of $5,895,861.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 96.9%
Advertising — 0.7%
Lamar Advertising Co. Class A (a)	360,000	$9,900,000

Aerospace & Defense — 1.7%
BE Aerospace, Inc. (a)	135,900	5,260,689
Goodrich Corp.	86,000	10,638,200
Rockwell Collins, Inc.	126,000	6,976,620
Spirit AeroSystems Holdings, Inc. Class A (a)	42,000	872,760

		23,748,269

Airlines — 0.3%
Alaska Air Group, Inc. (a)	50,500	3,792,045

Auto Manufacturers — 0.2%
Navistar International Corp. (a)	27,400	1,037,912
Tesla Motors, Inc. (a)	41,000	1,170,960

		2,208,872

Automotive & Parts — 0.6%
Tenneco, Inc. (a)	48,900	1,456,242
WABCO Holdings, Inc. (a)	174,000	7,551,600

		9,007,842

Banks — 0.4%
TCF Financial Corp.	548,000	5,655,360

Beverages — 0.5%
Green Mountain Coffee Roasters, Inc. (a)	51,900	2,327,715
Monster Beverage Corp. (a)	55,400	5,104,556

		7,432,271

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a)	134,000	9,581,000
Human Genome Sciences, Inc. (a)	363,000	2,682,570
Illumina, Inc. (a)	29,900	911,352
Regeneron Pharmaceuticals, Inc. (a)	166,000	9,201,380
Vertex Pharmaceuticals, Inc. (a)	84,000	2,789,640

		25,165,942

Chemicals — 1.1%
Celanese Corp. Series A	35,000	1,549,450
CF Industries Holdings, Inc.	3,200	463,936
FMC Corp.	79,900	6,874,596
Rockwood Holdings, Inc. (a)	171,000	6,732,270

		15,620,252

Coal — 0.9%
CONSOL Energy, Inc.	351,000	12,881,700

Commercial Services — 7.5%
Alliance Data Systems Corp. (a)	71,600	7,434,944
Gartner, Inc. (a)	393,000	13,664,610
Global Payments, Inc.	344,000	16,298,720

	Number of Shares	Value
Hertz Global Holdings, Inc. (a)	727,000	$8,520,440
Manpower, Inc.	293,000	10,474,750
Moody’s Corp.	54,200	1,825,456
Quanta Services, Inc. (a)	827,900	17,832,966
Robert Half International, Inc.	134,000	3,813,640
Total System Services, Inc.	186,500	3,647,940
Verisk Analytics, Inc. Class A (a)	263,200	10,562,216
Weight Watchers International, Inc.	96,000	5,280,960
Western Union Co.	490,000	8,947,400

		108,304,042

Computers — 2.4%
IHS, Inc. Class A (a)	220,000	18,955,200
MICROS Systems, Inc. (a)	276,700	12,888,686
Teradata Corp. (a)	59,200	2,871,792

		34,715,678

Distribution & Wholesale — 2.0%
Fastenal Co.	360,000	15,699,600
LKQ Corp. (a)	268,000	8,061,440
WESCO International, Inc. (a)	83,400	4,421,034

		28,182,074

Diversified Financial — 2.9%
Air Lease Corp. (a)	282,000	6,686,220
CBOE Holdings, Inc.	249,000	6,439,140
The Charles Schwab Corp.	83,000	934,580
Eaton Vance Corp.	167,000	3,947,880
IntercontinentalExchange, Inc. (a)	50,000	6,027,500
Raymond James Financial, Inc.	201,100	6,226,056
T. Rowe Price Group, Inc.	38,100	2,169,795
TD Ameritrade Holding Corp.	584,000	9,139,600

		41,570,771

Electric — 1.1%
Calpine Corp. (a)	978,000	15,970,740

Electrical Components & Equipment — 2.8%
AMETEK, Inc.	661,900	27,865,990
The Babcock & Wilcox Co. (a)	516,000	12,456,240

		40,322,230

Electronics — 2.1%
Dolby Laboratories, Inc. Class A (a)	186,000	5,674,860
FLIR Systems, Inc.	333,000	8,348,310
Jabil Circuit, Inc.	83,500	1,641,610
Trimble Navigation Ltd. (a)	329,000	14,278,600

		29,943,380

Engineering & Construction — 1.3%
Chicago Bridge & Iron Co. NV	137,200	5,186,160
McDermott International, Inc. (a)	1,132,400	13,033,924

		18,220,084

Environmental Controls — 0.4%
Waste Connections, Inc.	175,000	5,799,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 0.4%
Whole Foods Market, Inc.	80,000	$5,566,400

Health Care – Products — 4.9%
Bruker Corp. (a)	501,000	6,222,420
C.R. Bard, Inc.	133,000	11,371,500
CareFusion Corp. (a)	423,000	10,748,430
The Cooper Cos., Inc.	130,600	9,209,912
Edwards Lifesciences Corp. (a)	99,700	7,048,790
Henry Schein, Inc. (a)	206,000	13,272,580
IDEXX Laboratories, Inc. (a)	132,000	10,158,720
Intuitive Surgical, Inc. (a)	6,652	3,079,943

		71,112,295

Health Care – Services — 2.8%
Covance, Inc. (a)	260,000	11,887,200
DaVita, Inc. (a)	76,800	5,822,208
Laboratory Corporation of America Holdings (a)	83,000	7,135,510
MEDNAX, Inc. (a)	133,400	9,606,134
Universal Health Services, Inc. Class B	166,000	6,450,760

		40,901,812

Home Furnishing — 0.2%
Harman International Industries, Inc.	68,600	2,609,544

Insurance — 2.4%
Aon Corp.	130,000	6,084,000
Arthur J. Gallagher & Co.	56,300	1,882,672
HCC Insurance Holdings, Inc.	226,000	6,215,000
Principal Financial Group, Inc.	232,000	5,707,200
W.R. Berkley Corp.	230,000	7,909,700
Willis Group Holdings PLC	163,000	6,324,400

		34,122,972

Internet — 2.7%
Akamai Technologies, Inc. (a)	165,000	5,326,200
Ariba, Inc. (a)	279,300	7,842,744
Check Point Software Technologies Ltd. (a)	68,600	3,604,244
Liberty Interactive Corp. Class A (a)	367,000	5,950,905
Netflix, Inc. (a)	83,000	5,751,070
Rackspace Hosting, Inc. (a)	100,000	4,301,000
TIBCO Software, Inc. (a)	265,000	6,336,150

		39,112,313

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	36,800	1,759,040

Leisure Time — 0.4%
Harley-Davidson, Inc.	159,400	6,195,878

Lodging — 1.5%
Choice Hotels International, Inc.	166,000	6,316,300
Marriott International, Inc. Class A	390,000	11,376,300

	Number of Shares	Value
Starwood Hotels & Resorts Worldwide, Inc.	89,600	$4,298,112

		21,990,712

Machinery – Diversified — 3.4%
Gardner Denver, Inc.	222,000	17,107,320
IDEX Corp.	308,000	11,429,880
Roper Industries, Inc.	226,000	19,632,620

		48,169,820

Manufacturing — 3.0%
Acuity Brands, Inc.	93,000	4,929,000
Cooper Industries PLC	78,800	4,267,020
Crane Co.	100,000	4,671,000
Pall Corp.	299,300	17,104,995
Textron, Inc.	685,000	12,665,650

		43,637,665

Media — 1.9%
Discovery Communications, Inc. Series A (a)	198,900	8,148,933
Discovery Communications, Inc. Series C (a)	197,000	7,426,900
FactSet Research Systems, Inc.	98,000	8,553,440
Liberty Media Corp. - Liberty Capital Class A (a)	39,000	3,043,950

		27,173,223

Mining — 1.7%
Agnico-Eagle Mines Ltd.	224,000	8,135,680
Franco-Nevada Corp.	227,000	8,641,040
HudBay Minerals, Inc.	324,000	3,197,880
Osisko Mining Corp. (a)	435,000	4,201,620

		24,176,220

Oil & Gas — 5.3%
Cabot Oil & Gas Corp.	54,600	4,144,140
Concho Resources, Inc. (a)	77,100	7,228,125
Continental Resources, Inc. (a)	177,800	11,861,038
EQT Corp.	203,000	11,122,370
InterOil Corp. (a)	71,400	3,650,682
Kodiak Oil & Gas Corp. (a)	143,100	1,359,450
Laredo Petroleum Holdings, Inc. (a)	65,600	1,462,880
QEP Resources, Inc.	259,000	7,588,700
Range Resources Corp.	200,000	12,388,000
SM Energy Co.	130,000	9,503,000
Ultra Petroleum Corp. (a)	220,000	6,518,600

		76,826,985

Oil & Gas Services — 1.5%
Complete Production Services, Inc. (a)	88,300	2,963,348
FMC Technologies, Inc. (a)	194,000	10,132,620
Superior Energy Services, Inc. (a)	65,200	1,854,288

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trican Well Service Ltd.	324,400	$5,588,437
Trican Well Service Ltd. (b)	70,600	1,216,226

		21,754,919

Packaging & Containers — 0.2%
Crown Holdings, Inc. (a)	77,800	2,612,524

Pharmaceuticals — 5.0%
Amylin Pharmaceuticals, Inc. (a)	114,000	1,297,320
Catalyst Health Solutions, Inc. (a)	63,200	3,286,400
DENTSPLY International, Inc.	476,000	16,655,240
Elan Corp. PLC Sponsored ADR (Ireland) (a)	518,000	7,117,320
Perrigo Co.	37,400	3,639,020
Shire PLC Sponsored ADR (United Kingdom)	70,300	7,304,170
SXC Health Solutions Corp. (a)	194,300	10,974,064
Theravance, Inc. (a)	198,000	4,375,800
Valeant Pharmaceuticals International, Inc. (a)	199,000	9,291,310
Watson Pharmaceuticals, Inc. (a)	139,300	8,405,362

		72,346,006

Real Estate — 0.4%
CBRE Group, Inc. (a)	103,500	1,575,270
Jones Lang LaSalle, Inc.	80,000	4,900,800

		6,476,070

Retail — 11.3%
Bed Bath & Beyond, Inc. (a)	216,800	12,567,896
CarMax, Inc. (a)	443,000	13,502,640
Chico’s FAS, Inc.	150,900	1,681,026
Chipotle Mexican Grill, Inc. (a)	23,000	7,768,020
Dick’s Sporting Goods, Inc.	68,000	2,507,840
Dollar General Corp. (a)	555,000	22,832,700
Dollar Tree, Inc. (a)	62,000	5,152,820
Kohl’s Corp.	197,000	9,721,950
Michael Kors Holdings Ltd. (a) (c)	278,342	7,205,579
Michael Kors Holdings Ltd. (a)	58,900	1,605,025
MSC Industrial Direct Co., Inc. Class A	56,600	4,049,730
O’Reilly Automotive, Inc. (a)	299,700	23,961,015
Panera Bread Co. Class A (a)	55,000	7,779,750
Shoppers Drug Mart Corp. (b)	38,000	1,534,547
Shoppers Drug Mart Corp.	340,000	13,730,159
Starbucks Corp.	233,600	10,747,936
Tiffany & Co.	29,100	1,928,166
Tim Hortons, Inc.	221,600	10,729,872
Tractor Supply Co.	37,400	2,623,610

		161,630,281

Savings & Loans — 0.3%
BankUnited, Inc.	199,000	4,376,010

Semiconductors — 5.7%
Altera Corp.	206,000	7,642,600
Atmel Corp. (a)	1,061,000	8,594,100

	Number of Shares	Value
Avago Technologies Ltd.	147,240	$4,249,346
Cree, Inc. (a)	99,000	2,181,960
Fairchild Semiconductor International, Inc. (a)	182,600	2,198,504
Intersil Corp. Class A	530,000	5,533,200
Marvell Technology Group Ltd. (a)	645,000	8,933,250
Microchip Technology, Inc.	199,000	7,289,370
NVIDIA Corp. (a)	600,000	8,316,000
PMC-Sierra, Inc. (a)	214,000	1,179,140
Rovi Corp. (a)	212,400	5,220,792
Silicon Laboratories, Inc. (a)	200,000	8,684,000
Xilinx, Inc.	378,000	12,118,680

		82,140,942

Software — 6.4%
Allscripts Healthcare Solutions, Inc. (a)	349,000	6,610,060
Autodesk, Inc. (a)	52,300	1,586,259
Cerner Corp. (a)	36,500	2,235,625
Citrix Systems, Inc. (a)	29,600	1,797,312
Concur Technologies, Inc. (a)	188,000	9,548,520
Fiserv, Inc. (a)	213,000	12,511,620
Informatica Corp. (a)	83,000	3,065,190
Intuit, Inc.	95,500	5,022,345
MSCI, Inc. Class A (a)	395,000	13,007,350
Nuance Communications, Inc. (a)	861,000	21,662,760
Red Hat, Inc. (a)	301,000	12,428,290
VeriFone Systems, Inc. (a)	64,300	2,283,936

		91,759,267

Telecommunications — 3.4%
ADTRAN, Inc.	97,500	2,940,600
Amdocs Ltd. (a)	432,000	12,324,960
Aruba Networks, Inc. (a)	59,000	1,092,680
Crown Castle International Corp. (a)	168,100	7,530,880
JDS Uniphase Corp. (a)	1,158,900	12,098,916
Motorola Mobility Holdings, Inc. (a)	199,000	7,721,200
NeuStar, Inc. Class A (a)	86,200	2,945,454
Polycom, Inc. (a)	132,000	2,151,600

		48,806,290

Transportation — 1.3%
Hub Group, Inc. Class A (a)	101,800	3,301,374
Kansas City Southern (a)	99,000	6,732,990
United Continental Holdings, Inc. (a)	125,400	2,366,298
UTI Worldwide, Inc.	455,800	6,057,582

		18,458,244

TOTAL COMMON STOCK (Cost $1,154,249,492)		1,392,156,484

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.6%
Internet — 0.5%
Coupons.com (a) (c)	503,736	$2,767,198
LivingSocial (a) (c)	586,650	4,511,339

		7,278,537

Software — 0.1%
Workday, Inc. (a) (c)	53,886	714,528

TOTAL PREFERRED STOCK (Cost $6,796,886)		7,993,065

TOTAL EQUITIES (Cost $1,161,046,378)		1,400,149,549

MUTUAL FUNDS — 0.8%
Diversified Financial — 0.8%
T. Rowe Price Government Reserve Investment Fund	11,821,724	11,821,724

TOTAL MUTUAL FUNDS (Cost $11,821,724)		11,821,724

TOTAL LONG-TERM INVESTMENTS (Cost $1,172,868,102)		1,411,971,273

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (d)	$34,613,241	34,613,241

TOTAL SHORT-TERM INVESTMENTS (Cost $34,613,241)		34,613,241

TOTAL INVESTMENTS — 100.7% (Cost $1,207,481,343) (e)		1,446,584,514

Other Assets/(Liabilities) — (0.7)%		(10,085,449)

NET ASSETS — 100.0%		$1,436,499,065

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $2,750,773 or 0.19% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $34,613,279. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 8/15/39, and an aggregate market value, including accrued interest, of $35,307,841.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Aerospace & Defense — 1.5%
Aerovironment, Inc. (a)	43,770	$1,377,442
Esterline Technologies Corp. (a)	50,390	2,820,328
Moog, Inc. Class A (a)	78,530	3,449,823
Teledyne Technologies, Inc. (a)	65,952	3,617,467

		11,265,060

Airlines — 0.7%
JetBlue Airways Corp. (a)	485,900	2,526,680
US Airways Group, Inc. (a)	518,380	2,628,187

		5,154,867

Apparel — 3.7%
Deckers Outdoor Corp. (a)	26,580	2,008,651
Steven Madden Ltd. (a)	51,645	1,781,752
Under Armour, Inc. Class A (a)	205,881	14,780,197
The Warnaco Group, Inc. (a)	176,900	8,852,076

		27,422,676

Automotive & Parts — 1.2%
Dana Holding Corp. (a)	251,930	3,060,949
Meritor, Inc. (a)	353,330	1,879,716
Tenneco, Inc. (a)	131,870	3,927,089

		8,867,754

Banks — 2.9%
Boston Private Financial Holdings, Inc.	323,120	2,565,573
East West Bancorp, Inc.	71,780	1,417,655
Hancock Holding Co.	60,500	1,934,185
International Bancshares Corp.	119,500	2,191,033
MB Financial, Inc.	90,794	1,552,577
National Penn Bancshares, Inc.	268,550	2,266,562
PacWest Bancorp	118,240	2,240,648
Pinnacle Financial Partners, Inc. (a)	221,950	3,584,492
Signature Bank (a)	38,950	2,336,611
Western Alliance Bancorp (a)	167,300	1,042,279

		21,131,615

Beverages — 1.5%
The Boston Beer Co., Inc. Class A (a)	84,654	9,190,038
Cott Corp. (a)	204,630	1,280,984
Green Mountain Coffee Roasters, Inc. (a)	16,410	735,989

		11,207,011

Biotechnology — 1.0%
Exelixis, Inc. (a)	333,320	1,578,270
Immunogen, Inc. (a)	84,150	974,457
Incyte Corp. (a)	151,500	2,274,015
Seattle Genetics, Inc. (a)	134,000	2,239,810

		7,066,552

	Number of Shares	Value
Building Materials — 0.9%
Armstrong World Industries, Inc. (a)	32,300	$1,417,001
Lennox International, Inc.	61,340	2,070,225
Owens Corning, Inc. (a)	74,130	2,129,013
Trex Co., Inc. (a)	60,401	1,383,787

		7,000,026

Chemicals — 0.7%
Ferro Corp. (a)	236,570	1,156,827
Methanex Corp.	185,335	4,229,345

		5,386,172

Commercial Services — 4.4%
The Advisory Board Co. (a)	47,780	3,545,754
AerCap Holdings NV (a)	198,100	2,236,549
American Public Education, Inc. (a)	14,600	631,888
Convergys Corp. (a)	200,000	2,554,000
Corrections Corporation of America (a)	69,265	1,410,928
CoStar Group, Inc. (a)	62,330	4,159,281
Estacio Participacoes SA	51,070	492,561
The Geo Group, Inc. (a)	45,270	758,272
Healthspring, Inc. (a)	46,240	2,521,930
Huron Consulting Group, Inc. (a)	49,980	1,936,225
Localiza Rent a Car SA	99,910	1,371,235
PAREXEL International Corp. (a)	85,670	1,776,796
Rent-A-Center, Inc.	55,730	2,062,010
United Rentals, Inc. (a)	84,480	2,496,384
Weight Watchers International, Inc.	22,920	1,260,829
Wright Express Corp. (a)	62,330	3,383,272

		32,597,914

Computers — 6.8%
Cadence Design Systems, Inc. (a)	411,900	4,283,760
Fortinet, Inc. (a)	46,710	1,018,745
LivePerson, Inc. (a)	133,690	1,677,810
LogMeIn, Inc. (a)	293,255	11,304,980
MICROS Systems, Inc. (a)	313,521	14,603,808
Quantum Corp. (a)	666,570	1,599,768
Stratasys, Inc. (a)	295,694	8,992,055
Sykes Enterprises, Inc. (a)	295,037	4,620,279
Syntel, Inc.	43,090	2,015,319

		50,116,524

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc. (a)	59,010	2,185,730

Distribution & Wholesale — 1.1%
LKQ Corp. (a)	259,372	7,801,910

Diversified Financial — 4.8%
Financial Engines, Inc. (a)	68,240	1,523,799
Greenhill & Co., Inc.	287,677	10,462,813
Investment Technology Group, Inc. (a)	167,900	1,814,999

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Knight Capital Group, Inc. Class A (a)	90,150	$1,065,573
Manning & Napier, Inc. (a)	65,400	816,846
National Financial Partners Corp. (a)	133,510	1,805,055
Netspend Holdings, Inc. (a)	51,500	417,665
Portfolio Recovery Associates, Inc. (a)	235,936	15,930,399
Waddell & Reed Financial, Inc. Class A	67,100	1,662,067

		35,499,216

Electric — 0.6%
El Paso Electric Co.	52,270	1,810,633
IDACORP, Inc.	57,300	2,430,093

		4,240,726

Electrical Components & Equipment — 1.4%
GrafTech International Ltd. (a)	657,100	8,969,415
SunPower Corp. (a)	90,037	560,931
Universal Display Corp. (a)	27,950	1,025,485

		10,555,831

Electronics — 2.0%
Celestica, Inc. (a)	234,940	1,722,110
Coherent, Inc. (a)	24,210	1,265,457
Faro Technologies, Inc. (a)	126,927	5,838,642
Jabil Circuit, Inc.	308,180	6,058,819

		14,885,028

Entertainment — 1.0%
Bally Technologies, Inc. (a)	61,170	2,419,885
Churchill Downs, Inc.	52,770	2,750,900
DreamWorks Animation SKG, Inc. Class A (a)	119,710	1,986,588

		7,157,373

Environmental Controls — 1.1%
Waste Connections, Inc.	246,400	8,165,696

Foods — 0.2%
Diamond Foods, Inc.	37,775	1,218,999

Gas — 0.1%
Southwest Gas Corp.	21,300	905,037

Health Care – Products — 9.4%
Bruker Corp. (a)	126,300	1,568,646
Cyberonics, Inc. (a)	364,000	12,194,000
Dexcom, Inc. (a)	788,700	7,342,797
Gen-Probe, Inc. (a)	47,540	2,810,565
HeartWare International, Inc. (a)	26,710	1,842,990
Insulet Corp. (a)	171,870	3,236,312
Masimo Corp. (a)	336,187	6,281,654
NuVasive, Inc. (a)	408,629	5,144,639
Tornier BV (a)	19,960	359,280
Volcano Corp. (a)	484,345	11,522,568

	Number of Shares	Value
Zoll Medical Corp. (a)	266,012	$16,806,638

		69,110,089

Health Care – Services — 1.9%
Coventry Health Care, Inc. (a)	57,280	1,739,594
Health Management Associates, Inc. Class A (a)	340,680	2,510,811
Health Net, Inc. (a)	131,800	4,009,356
Kindred Healthcare, Inc. (a)	193,230	2,274,317
WellCare Health Plans, Inc. (a)	59,590	3,128,475

		13,662,553

Holding Company – Diversified — 0.2%
Justice Holdings Ltd. (a)	102,103	1,363,667

Home Builders — 0.9%
KB Home	189,650	1,274,448
Meritage Home Corp. (a)	102,280	2,371,873
NVR, Inc. (a)	2,311	1,585,346
PulteGroup, Inc. (a)	173,610	1,095,479

		6,327,146

Home Furnishing — 1.8%
Tempur-Pedic International, Inc. (a)	253,195	13,300,334

Insurance — 0.4%
eHealth, Inc. (a)	177,190	2,604,693
Protective Life Corp.	29,500	665,520

		3,270,213

Internet — 6.0%
Ariba, Inc. (a)	49,160	1,380,413
BroadSoft, Inc. (a)	58,190	1,757,338
Constant Contact, Inc. (a)	93,670	2,174,081
DealerTrack Holdings, Inc. (a)	438,526	11,954,219
Dice Holdings, Inc. (a)	502,300	4,164,067
IAC/InterActiveCorp	148,820	6,339,732
Liquidity Services, Inc. (a)	18,300	675,270
Sapient Corp.	839,900	10,582,740
Shutterfly, Inc. (a)	102,469	2,332,194
ValueClick, Inc. (a)	160,240	2,610,309

		43,970,363

Leisure Time — 1.2%
Brunswick Corp.	158,241	2,857,832
LIFE TIME FITNESS, Inc. (a)	125,100	5,848,425

		8,706,257

Machinery – Diversified — 3.1%
Gardner Denver, Inc.	55,600	4,284,536
The Middleby Corp. (a)	9,385	882,566
Wabtec Corp.	257,577	18,017,511

		23,184,613

Manufacturing — 2.3%
Acuity Brands, Inc.	250,300	13,265,900
Colfax Corp. (a)	30,810	877,469
Fabrinet (a)	84,030	1,149,531

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FreightCar America, Inc. (a)	70,694	$1,481,039
Polypore International, Inc. (a)	10,160	446,938

		17,220,877

Media — 1.9%
AMC Networks, Inc. (a)	74,270	2,791,067
FactSet Research Systems, Inc.	118,444	10,337,792
Sinclair Broadcast Group, Inc. Class A	94,900	1,075,217

		14,204,076

Mining — 0.2%
Detour Gold Corp. (a)	56,020	1,382,972

Office Furnishings — 0.2%
Knoll, Inc.	79,380	1,178,793

Oil & Gas — 2.2%
Atwood Oceanics, Inc. (a)	52,670	2,095,739
Carrizo Oil & Gas, Inc. (a)	124,080	3,269,508
Comstock Resources, Inc. (a)	105,650	1,616,445
Lone Pine Resources, Inc. (a)	238,600	1,672,586
Quicksilver Resources, Inc. (a)	231,400	1,552,694
Rosetta Resources, Inc. (a)	103,989	4,523,522
Whiting Petroleum Corp. (a)	36,420	1,700,450

		16,430,944

Oil & Gas Services — 4.6%
Core Laboratories NV	80,883	9,216,618
Dril-Quip, Inc. (a)	245,889	16,184,414
Hornbeck Offshore Services, Inc. (a)	55,396	1,718,384
ION Geophysical Corp. (a)	394,430	2,417,856
Tidewater, Inc.	80,470	3,967,171

		33,504,443

Packaging & Containers — 0.7%
Graphic Packaging Holding Co. (a)	502,440	2,140,394
Silgan Holdings, Inc.	75,570	2,920,025

		5,060,419

Pharmaceuticals — 2.9%
Alkermes Plc (a)	107,500	1,866,200
Amylin Pharmaceuticals, Inc. (a)	110,000	1,251,800
Ardea Biosciences, Inc. (a)	38,880	653,573
Cadence Pharmaceuticals, Inc. (a)	145,477	574,634
Catalyst Health Solutions, Inc. (a)	35,830	1,863,160
Ironwood Pharmaceuticals, Inc. (a)	98,200	1,175,454
Onyx Pharmaceuticals, Inc. (a)	36,840	1,619,118
Questcor Pharmaceuticals, Inc. (a)	83,600	3,476,088
Salix Pharmaceuticals Ltd. (a)	95,970	4,592,164
SXC Health Solutions Corp. (a)	64,800	3,659,904
United Therapeutics Corp. (a)	9,500	448,875

		21,180,970

Real Estate Investment Trusts (REITS) — 0.8%
Associated Estates Realty Corp.	146,500	2,336,675

	Number of Shares	Value
MFA Financial, Inc.	364,960	$2,452,531
PS Business Parks, Inc.	22,270	1,234,426

		6,023,632

Retail — 6.7%
AFC Enterprises, Inc (a)	36,952	543,194
Buffalo Wild Wings, Inc. (a)	4,800	324,048
The Cheesecake Factory, Inc. (a)	124,729	3,660,796
The Children’s Place Retail Store, Inc. (a)	26,091	1,385,954
Columbia Sportswear Co.	149,043	6,937,952
Denny’s Corp. (a)	472,800	1,777,728
DSW, Inc. Class A	40,810	1,804,210
Express, Inc. (a)	115,090	2,294,895
GNC Holdings, Inc. (a)	112,550	3,258,323
Hanesbrands, Inc. (a)	84,248	1,841,661
Liz Claiborne, Inc. (a)	328,000	2,830,640
Nu Skin Enterprises, Inc. Class A	18,860	916,030
Panera Bread Co. Class A (a)	54,900	7,765,605
Rue21, Inc. (a)	144,880	3,129,408
Vera Bradley, Inc. (a)	163,000	5,256,750
Zumiez, Inc. (a)	188,246	5,225,709

		48,952,903

Semiconductors — 1.9%
Applied Micro Circuits Corp. (a)	33,090	222,365
Cavium, Inc. (a)	31,010	881,614
Cypress Semiconductor Corp. (a)	102,430	1,730,043
Fairchild Semiconductor International, Inc. (a)	113,870	1,370,995
Lattice Semiconductor Corp. (a)	215,080	1,277,575
Microsemi Corp. (a)	105,650	1,769,638
Mindspeed Technologies, Inc. (a)	117,780	539,432
Nanometrics, Inc. (a)	102,070	1,880,129
ON Semiconductor Corp. (a)	258,730	1,997,396
Skyworks Solutions, Inc. (a)	153,710	2,493,176

		14,162,363

Software — 4.9%
Allscripts Healthcare Solutions, Inc. (a)	109,400	2,072,036
Concur Technologies, Inc. (a)	50,510	2,565,403
Jive Software, Inc. (a)	48,500	776,000
MicroStrategy, Inc. Class A (a)	16,400	1,776,448
Parametric Technology Corp. (a)	65,300	1,192,378
Pegasystems, Inc.	73,920	2,173,248
RealPage, Inc. (a)	29,520	745,970
Solera Holdings, Inc.	81,400	3,625,556
Synchronoss Technologies, Inc. (a)	136,300	4,117,623
Take-Two Interactive Software, Inc. (a)	129,700	1,757,435
TiVo, Inc. (a)	392,560	3,521,263
The Ultimate Software Group, Inc. (a)	150,100	9,774,512

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
VeriFone Systems, Inc. (a)	48,940	$1,738,349

		35,836,221

Storage & Warehousing — 0.7%
Mobile Mini, Inc. (a)	284,624	4,966,689

Telecommunications — 3.2%
Acme Packet, Inc. (a)	210,800	6,515,828
Aruba Networks, Inc. (a)	89,800	1,663,096
DigitalGlobe, Inc. (a)	123,308	2,109,800
Finisar Corp. (a)	390,710	6,542,439
Ixia (a)	97,800	1,027,878
RF Micro Devices, Inc. (a)	105,640	570,456
tw telecom, Inc. (a)	146,900	2,846,922
Vonage Holdings Corp. (a)	797,990	1,955,075

		23,231,494

Transportation — 2.0%
Con-way, Inc.	56,770	1,655,413
Genesee & Wyoming, Inc. Class A (a)	27,910	1,690,788
GulfMark Offshore, Inc. Class A (a)	104,020	4,369,880
J.B. Hunt Transport Services, Inc.	109,905	4,953,419
Old Dominion Freight Line, Inc. (a)	43,625	1,768,121

		14,437,621

TOTAL COMMON STOCK (Cost $697,305,987)		720,501,369

TOTAL EQUITIES (Cost $697,305,987)		720,501,369

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
iShares Russell 2000 Index Fund	86,993	6,410,514

TOTAL MUTUAL FUNDS (Cost $6,369,737)		6,410,514

TOTAL LONG-TERM INVESTMENTS
(Cost $703,675,724)		726,911,883

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$17,042,991	$17,042,991

TOTAL SHORT-TERM INVESTMENTS (Cost $17,042,991)		17,042,991

TOTAL INVESTMENTS — 101.2% (Cost $720,718,715) (c)		743,954,874

Other Assets/(Liabilities) — (1.2)%		(8,573,945)

NET ASSETS — 100.0%		$735,380,929

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $17,043,010. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 12/25/38, and an aggregate market value, including accrued interest, of $17,388,668.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.3%

COMMON STOCK — 97.3%
Advertising — 0.3%
Marchex, Inc. Class B	24,700	$154,375

Aerospace & Defense — 2.0%
Teledyne Technologies, Inc. (a)	3,993	219,016
Triumph Group, Inc.	15,567	909,891

		1,128,907

Airlines — 1.0%
Allegiant Travel Co. (a)	3,380	180,289
JetBlue Airways Corp. (a)	67,620	351,624

		531,913

Apparel — 1.2%
Oxford Industries, Inc.	7,440	335,693
Steven Madden Ltd. (a)	10,444	360,318

		696,011

Automotive & Parts — 1.1%
Meritor, Inc. (a)	32,930	175,188
WABCO Holdings, Inc. (a)	10,601	460,083

		635,271

Banks — 0.9%
Prosperity Bancshares, Inc.	7,230	291,731
UMB Financial Corp.	5,440	202,640

		494,371

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc. (a)	4,950	353,925
Exact Sciences Corp. (a)	12,270	99,632
NPS Pharmaceuticals, Inc. (a)	13,720	90,415
Seattle Genetics, Inc. (a)	8,355	139,654

		683,626

Building Materials — 0.9%
Interline Brands, Inc. (a)	11,740	182,792
Texas Industries, Inc.	11,237	345,875

		528,667

Chemicals — 1.4%
Huntsman Corp.	33,781	337,810
Intrepid Potash, Inc. (a)	8,118	183,711
Quaker Chemical Corp.	7,288	283,430

		804,951

Coal — 0.3%
Cloud Peak Energy, Inc. (a)	8,869	171,349

Commercial Services — 6.4%
Aaron’s, Inc.	4,060	108,321
Advance America Cash Advance Centers, Inc.	17,720	158,594
The Corporate Executive Board Co.	11,497	438,036

	Number of Shares	Value
Exlservice Holdings, Inc. (a)	8,840	$197,751
Exponent, Inc. (a)	4,350	199,969
The Geo Group, Inc. (a)	26,180	438,515
HMS Holdings Corp. (a)	7,830	250,403
Kenexa Corp. (a)	4,180	111,606
MAXIMUS, Inc.	8,620	356,437
Monster Worldwide, Inc. (a)	8,345	66,176
PAREXEL International Corp. (a)	12,639	262,133
Rent-A-Center, Inc.	7,140	264,180
Sotheby’s	6,955	198,426
SuccessFactors, Inc. (a)	14,007	558,459

		3,609,006

Computers — 2.0%
3D Systems Corp. (a)	9,323	134,251
Fortinet, Inc. (a)	21,591	470,900
Mentor Graphics Corp. (a)	24,940	338,186
Riverbed Technology, Inc. (a)	8,295	194,933

		1,138,270

Cosmetics & Personal Care — 0.8%
Elizabeth Arden, Inc. (a)	6,270	232,241
Inter Parfums, Inc.	12,700	197,612

		429,853

Diversified Financial — 1.7%
Duff & Phelps Corp. Class A	15,877	230,217
Encore Capital Group, Inc. (a)	12,340	262,348
MarketAxess Holdings, Inc.	8,050	242,385
World Acceptance Corp. (a)	3,240	238,140

		973,090

Electrical Components & Equipment — 1.0%
GrafTech International Ltd. (a)	27,030	368,960
Universal Display Corp. (a)	5,603	205,574

		574,534

Electronics — 3.0%
Analogic Corp.	2,480	142,154
Coherent, Inc. (a)	10,441	545,751
Cymer, Inc. (a)	4,703	234,021
Oyo Geospace Corp. (a)	7,050	545,176
Thomas & Betts Corp. (a)	3,760	205,296

		1,672,398

Engineering & Construction — 0.4%
EMCOR Group, Inc.	8,600	230,566

Entertainment — 4.7%
Bally Technologies, Inc. (a)	13,354	528,284
DreamWorks Animation SKG, Inc. Class A (a)	13,290	220,548
Lions Gate Entertainment Corp. (a)	51,250	426,400
Pinnacle Entertainment, Inc. (a)	51,870	526,999
Shuffle Master, Inc. (a)	76,091	891,787

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Six Flags Entertainment Corp.	410	$16,908

		2,610,926

Environmental Controls — 1.2%
Darling International, Inc. (a)	10,760	143,001
Waste Connections, Inc.	16,637	551,350

		694,351

Foods — 1.7%
The Chefs’ Warehouse, Inc. (a)	6,420	114,661
The Fresh Market, Inc. (a)	9,066	361,733
Ruddick Corp.	5,750	245,180
United Natural Foods, Inc. (a)	6,380	255,264

		976,838

Hand & Machine Tools — 0.5%
Regal-Beloit Corp.	5,633	287,114

Health Care – Products — 4.2%
ArthroCare Corp. (a)	17,504	554,527
Bruker Corp. (a)	24,566	305,110
Cepheid, Inc. (a)	17,502	602,244
The Cooper Cos., Inc.	5,045	355,773
Merit Medical Systems, Inc. (a)	12,000	160,560
Thoratec Corp. (a)	11,133	373,623

		2,351,837

Health Care – Services — 3.5%
Air Methods Corp. (a)	5,380	454,341
AMERIGROUP Corp. (a)	5,394	318,677
Centene Corp. (a)	19,745	781,705
ICON PLC Sponsored ADR (Ireland) (a)	11,135	190,520
WellCare Health Plans, Inc. (a)	3,870	203,175

		1,948,418

Home Furnishing — 1.3%
DTS, Inc. (a)	13,347	363,572
Skullcandy, Inc. (a)	3,760	47,075
Universal Electronics, Inc. (a)	17,679	298,245

		708,892

Household Products — 0.4%
Jarden Corp.	4,760	142,229
SodaStream International Ltd. (a)	2,840	92,839

		235,068

Insurance — 0.7%
Validus Holdings Ltd.	12,470	392,805

Internet — 2.6%
Bankrate, Inc. (a)	2,810	60,415
Cogent Communications Group, Inc. (a)	11,330	191,364
OpenTable, Inc. (a)	3,240	126,781
Sapient Corp.	42,160	531,216
TIBCO Software, Inc. (a)	13,355	319,318

	Number of Shares	Value
Vocus, Inc. (a)	11,120	$245,641

		1,474,735

Investment Companies — 0.3%
KKR Financial Holdings LLC	20,765	181,278

Lodging — 0.4%
Orient-Express Hotels Ltd. (a)	30,180	225,445

Machinery – Diversified — 0.3%
The Middleby Corp. (a)	2,010	189,020

Manufacturing — 1.8%
Crane Co.	5,420	253,168
Hexcel Corp. (a)	19,981	483,740
Polypore International, Inc. (a)	6,730	296,053

		1,032,961

Media — 0.8%
Acacia Research - Acacia Technologies (a)	11,432	417,382

Metal Fabricate & Hardware — 0.6%
Northwest Pipe Co. (a)	13,953	318,966

Mining — 1.7%
Kaiser Aluminum Corp.	2,350	107,818
RTI International Metals, Inc. (a)	19,434	451,063
Titanium Metals Corp.	24,953	373,796

		932,677

Oil & Gas — 3.3%
Carrizo Oil & Gas, Inc. (a)	7,340	193,409
Gulfport Energy Corp. (a)	21,956	646,604
Kodiak Oil & Gas Corp. (a)	23,100	219,450
Oasis Petroleum, Inc. (a)	20,979	610,279
Rosetta Resources, Inc. (a)	3,540	153,990

		1,823,732

Oil & Gas Services — 3.3%
Dril-Quip, Inc. (a)	6,885	453,171
Lufkin Industries, Inc.	14,997	1,009,448
Oil States International, Inc. (a)	3,440	262,713
Tesco Corp. (a)	10,740	135,753

		1,861,085

Pharmaceuticals — 7.3%
BioMarin Pharmaceutical, Inc. (a)	4,817	165,608
Catalyst Health Solutions, Inc. (a)	13,149	683,748
Cubist Pharmaceuticals, Inc. (a)	7,150	283,283
Herbalife Ltd.	2,940	151,910
MAP Pharmaceuticals, Inc. (a)	8,960	118,003
Onyx Pharmaceuticals, Inc. (a)	2,968	130,444
Questcor Pharmaceuticals, Inc. (a)	6,350	264,033
Salix Pharmaceuticals Ltd. (a)	14,875	711,769
Sirona Dental Systems, Inc. (a)	9,844	433,530
SXC Health Solutions Corp. (a)	4,030	227,614
Theravance, Inc. (a)	14,139	312,472

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Therapeutics Corp. (a)	7,495	$354,139
ViroPharma, Inc. (a)	9,860	270,065

		4,106,618

Real Estate Investment Trusts (REITS) — 2.4%
American Campus Communities, Inc.	8,640	362,534
Education Realty Trust, Inc.	31,970	327,053
Mid-America Apartment Communities, Inc.	6,540	409,077
Redwood Trust, Inc.	23,598	240,228

		1,338,892

Retail — 12.1%
ANN, Inc. (a)	10,580	262,172
Asbury Automotive Group, Inc. (a)	9,180	197,921
BJ’s Restaurants, Inc. (a)	10,643	482,341
Body Central Corp. (a)	5,880	146,765
Buffalo Wild Wings, Inc. (a)	3,620	244,386
Caribou Coffee Co., Inc. (a)	7,660	106,857
Casey’s General Stores, Inc.	4,370	225,099
Cash America International, Inc.	13,779	642,515
The Cheesecake Factory, Inc. (a)	6,360	186,666
Chico’s FAS, Inc.	16,722	186,283
EZCORP, Inc. Class A (a)	9,159	241,523
First Cash Financial Services, Inc. (a)	3,253	114,148
Genesco, Inc. (a)	23,011	1,420,699
GNC Holdings, Inc. (a)	14,691	425,304
Hibbett Sports, Inc. (a)	6,380	288,248
Papa John’s International, Inc. (a)	7,120	268,282
Sally Beauty Holdings, Inc. (a)	7,234	152,854
Select Comfort Corp. (a)	11,610	251,821
Tractor Supply Co.	2,160	151,524
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,900	123,348
Vitamin Shoppe, Inc. (a)	17,362	692,397

		6,811,153

Semiconductors — 4.1%
Cavium, Inc. (a)	5,970	169,727
Cirrus Logic, Inc. (a)	6,860	108,731
EZchip Semiconductor Ltd. (a)	6,195	175,504
IPG Photonics Corp. (a)	4,974	168,469
Mellanox Technologies Ltd. (a)	7,610	247,249
Netlogic Microsystems, Inc. (a)	11,880	588,892
Teradyne, Inc. (a)	29,385	400,518
Veeco Instruments, Inc. (a)	10,695	222,456
Volterra Semiconductor Corp. (a)	7,460	191,051

		2,272,597

Software — 8.2%
Allscripts Healthcare Solutions, Inc. (a)	26,028	492,970
ANSYS, Inc. (a)	6,950	398,096
Bottomline Technologies, Inc. (a)	9,720	225,213

	Number of Shares	Value
CommVault Systems, Inc. (a)	3,670	$156,782
Compuware Corp. (a)	52,288	435,036
Informatica Corp. (a)	7,700	284,361
MedAssets, Inc. (a)	21,532	199,171
Medidata Solutions, Inc. (a)	8,356	181,743
Opnet Technologies, Inc.	4,855	178,033
Progress Software Corp. (a)	11,055	213,914
QLIK Technologies, Inc. (a)	16,119	390,080
Quality Systems, Inc.	18,108	669,815
RADWARE Ltd. (a)	4,320	126,360
Solarwinds, Inc. (a)	9,229	257,951
Taleo Corp. Class A (a)	9,370	362,525

		4,572,050

Telecommunications — 1.7%
ADTRAN, Inc.	3,910	117,926
Arris Group, Inc. (a)	11,120	120,318
Harmonic, Inc. (a)	19,600	98,784
NETGEAR, Inc. (a)	5,170	173,557
NICE Systems Ltd. Sponsored ADR (Israel) (a)	12,551	432,382

		942,967

Transportation — 2.6%
Atlas Air Worldwide Holdings, Inc. (a)	8,084	310,668
Forward Air Corp.	7,330	234,927
Landstar System, Inc.	11,345	543,652
Old Dominion Freight Line, Inc. (a)	8,957	363,027

		1,452,274

TOTAL COMMON STOCK (Cost $49,128,976)		54,617,239

TOTAL EQUITIES (Cost $49,128,976)		54,617,239

MUTUAL FUNDS — 2.2%
Diversified Financial — 2.2%
iShares Russell 2000 Growth Index Fund	13,060	1,100,044
iShares Russell 2000 Index Fund	1,880	138,537

		1,238,581

TOTAL MUTUAL FUNDS (Cost $1,265,343)		1,238,581

TOTAL LONG-TERM INVESTMENTS (Cost $50,394,319)		55,855,820

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$692,754	$692,754

TOTAL SHORT-TERM INVESTMENTS (Cost $692,754)		692,754

TOTAL INVESTMENTS — 100.7% (Cost $51,087,073) (c)		56,548,574

Other Assets/(Liabilities) — (0.7)%		(415,161)

NET ASSETS — 100.0%		$56,133,413

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $692,755. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 8/15/39, and an aggregate market value, including accrued interest, of $707,661.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 96.7%
Aerospace & Defense — 1.3%
European Aeronautic Defence and Space Co.	53,923	$1,677,611

Agriculture — 3.3%
British American Tobacco PLC	46,258	2,193,349
Japan Tobacco, Inc.	409	1,922,438

		4,115,787

Auto Manufacturers — 3.1%
Honda Motor Co. Ltd.	53,300	1,623,107
Nissan Motor Co. Ltd.	247,300	2,219,655

		3,842,762

Automotive & Parts — 0.9%
Bridgestone Corp.	47,200	1,068,404

Banks — 14.0%
Australia & New Zealand Banking Group Ltd.	94,510	1,980,554
Banco Bilbao Vizcaya Argentaria SA	173,493	1,491,126
Barclays PLC	424,737	1,150,600
BNP Paribas	40,563	1,587,964
China Construction Bank Corp. Class H	1,917,000	1,340,230
DnB NOR ASA	89,997	879,374
Erste Group Bank AG	15,648	274,065
HSBC Holdings PLC	355,134	2,695,899
Lloyds Banking Group PLC (a)	883,435	352,854
Nordea Bank AB	217,132	1,676,239
Standard Chartered PLC	43,786	953,331
Sumitomo Mitsui Financial Group, Inc.	106,000	2,949,043

		17,331,279

Beverages — 0.9%
Asahi Group Holdings Ltd.	49,400	1,085,437

Building Materials — 1.5%
Compagnie de Saint-Gobain	19,667	753,715
Holcim Ltd. (a)	21,741	1,161,510

		1,915,225

Chemicals — 2.1%
BASF SE	22,489	1,568,410
Solvay SA Class A	13,039	1,069,605

		2,638,015

Commercial Services — 0.7%
Experian PLC	59,786	811,824

Computers — 1.6%
Fujitsu LTD	393,000	2,039,186

	Number of Shares	Value
Distribution & Wholesale — 3.3%
Marubeni Corp.	166,000	$1,009,571
Mitsui & Co. Ltd.	46,600	723,379
Sumitomo Corp.	173,100	2,339,165

		4,072,115

Diversified Financial — 1.8%
African Bank Investments Ltd.	200,028	847,944
Credit Suisse Group (a)	28,977	679,917
Deutsche Boerse AG (a)	14,643	767,685

		2,295,546

Electric — 2.8%
E.ON AG	98,338	2,113,894
International Power PLC	251,754	1,317,071

		3,430,965

Electrical Components & Equipment — 2.4%
Mitsubishi Electric Corp.	112,000	1,070,865
Schneider Electric SA	35,990	1,880,867

		2,951,732

Electronics — 0.8%
Hon Hai Precision Industry Co. Ltd.	368,600	1,007,312

Food Services — 1.3%
Sodexo	22,349	1,603,380

Foods — 1.3%
Unilever NV	48,645	1,670,542

Forest Products & Paper — 1.0%
UPM-Kymmene OYJ	116,767	1,279,813

Gas — 4.3%
Centrica PLC	354,691	1,591,889
Gaz De France	73,719	2,004,949
Snam Rete Gas SpA	389,837	1,713,478

		5,310,316

Holding Company – Diversified — 1.4%
Hutchison Whampoa Ltd.	205,000	1,715,175

Insurance — 6.3%
Allianz SE	23,807	2,275,252
ING Groep NV (a)	125,645	895,375
Prudential PLC	241,034	2,375,027
QBE Insurance Group Ltd.	54,419	720,485
Swiss Re Ltd. (a)	29,701	1,512,631

		7,778,770

Lodging — 1.0%
Intercontinental Hotels Group PLC	67,173	1,201,481

Machinery – Diversified — 0.5%
Amada Co. Ltd.	104,000	657,715

Mining — 1.1%
First Quantum Minerals Ltd.	50,820	1,000,187

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Petropavlovsk PLC	33,751	$320,645

		1,320,832

Office Equipment/Supplies — 1.3%
Canon, Inc.	37,100	1,641,633

Oil & Gas — 12.6%
BP PLC	370,682	2,643,427
Cairn Energy PLC (a)	187,111	769,227
CNOOC Ltd.	592,000	1,038,674
JX Holdings, Inc.	269,700	1,626,977
Repsol YPF SA	73,451	2,243,954
Royal Dutch Shell PLC Class A	190,907	7,018,246
Tullow Oil PLC	16,465	357,895

		15,698,400

Pharmaceuticals — 8.9%
Bayer AG	44,557	2,848,650
GlaxoSmithKline PLC	121,708	2,775,261
Roche Holding AG	11,637	1,968,021
Sanofi	32,700	2,392,692
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	25,488	1,028,696

		11,013,320

Retail — 0.9%
PPR	7,772	1,111,501

Semiconductors — 1.8%
Samsung Electronics Co., Ltd.	2,426	2,228,344

Telecommunications — 11.2%
BT Group PLC	278,268	821,745
Deutsche Telekom AG	77,253	886,322
KDDI Corp.	213	1,371,173
Koninklijke KPN NV	49,795	594,500
KT Corp. Sponsored ADR (Republic of Korea) (a)	55,609	869,725
Nippon Telegraph & Telephone Corp.	40,200	2,041,615
Telecom Corp. of New Zealand Ltd.	544,594	871,462
Telefonaktiebolaget LM Ericsson Class B	181,462	1,843,266
Vodafone Group PLC	1,642,491	4,560,147

		13,859,955

Transportation — 0.8%
East Japan Railway	15,200	967,196

Water — 0.5%
Suez Environnement Co.	56,666	650,654

TOTAL COMMON STOCK (Cost $134,766,424)		119,992,227

	Number of Shares	Value
PREFERRED STOCK — 0.9%
Auto Manufacturers — 0.9%
Volkswagen AG 1.970%	7,688	$1,149,655

TOTAL PREFERRED STOCK (Cost $1,399,364)		1,149,655

TOTAL EQUITIES (Cost $136,165,788)		121,141,882

TOTAL LONG-TERM INVESTMENTS (Cost $136,165,788)		121,141,882

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$1,355,527	1,355,527

TOTAL SHORT-TERM INVESTMENTS (Cost $1,355,527)		1,355,527

TOTAL INVESTMENTS — 98.7% (Cost $137,521,315) (c)		122,497,409

Other Assets/(Liabilities) — 1.3%		1,601,642

NET ASSETS — 100.0%		$124,099,051

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,355,528. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,384,318.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.7%
Advertising — 0.8%
Publicis Groupe	83,600	$3,836,796

Aerospace & Defense — 0.4%
BAE Systems PLC	157,600	694,882
European Aeronautic Defence and Space Co.	43,956	1,367,525

		2,062,407

Agriculture — 0.7%
British American Tobacco PLC	39,552	1,875,380
Japan Tobacco, Inc.	343	1,612,216

		3,487,596

Apparel — 0.4%
Burberry Group PLC	97,680	1,787,568

Auto Manufacturers — 4.0%
Daimler AG	117,000	5,135,854
Fiat Industrial SpA (a)	99,100	844,332
Honda Motor Co. Ltd.	243,100	7,402,950
Nissan Motor Co. Ltd.	201,600	1,809,472
Toyota Motor Corp.	133,200	4,432,996

		19,625,604

Automotive & Parts — 0.9%
Bridgestone Corp.	41,900	948,434
Denso Corp.	118,700	3,273,116

		4,221,550

Banks — 11.9%
Australia & New Zealand Banking Group Ltd.	76,925	1,612,043
Banco Bilbao Vizcaya Argentaria SA	141,329	1,214,685
Banco Santander SA	763,750	5,770,393
Bank of Ireland (a)	20,043,890	2,126,321
Barclays PLC	744,631	2,017,184
BNP Paribas	134,110	5,250,150
China Construction Bank Corp. Class H	1,570,000	1,097,632
DnB NOR ASA	76,821	750,629
Erste Group Bank AG	21,814	382,058
The Governor & Co. of the Bank of Ireland (a)	561,310	60,193
HSBC Holdings PLC	1,174,394	8,915,079
ICICI Bank Ltd. Sponsored ADR (India)	106,960	2,826,953
Intesa Sanpaolo	2,750,800	4,568,949
Julius Baer Group Ltd. (a)	132,431	5,150,505
Komercni Banka AS	13,420	2,262,105
Lloyds Banking Group PLC (a)	5,719,022	2,284,243
Nordea Bank AB	170,836	1,318,838

	Number of Shares	Value
Standard Chartered PLC	236,640	$5,152,247
Sumitomo Mitsui Financial Group, Inc.	86,900	2,417,659
Westpac Banking Corp.	126,560	2,583,294

		57,761,160

Beverages — 4.9%
Asahi Group Holdings Ltd.	40,300	885,488
Diageo PLC	415,035	9,056,448
Heineken Holding NV Class A	45,000	1,836,514
Heineken NV	152,956	7,061,280
Pernod-Ricard SA	48,277	4,468,328
Treasury Wine Estates Ltd.	84,066	316,033

		23,624,091

Building Materials — 0.9%
Compagnie de Saint-Gobain	15,938	610,806
Geberit AG Registered (a)	5,300	1,020,308
Holcim Ltd. (a)	55,311	2,954,982

		4,586,096

Chemicals — 7.3%
Air Liquide	41,234	5,095,950
Akzo Nobel NV	158,839	7,642,532
BASF SE	18,334	1,278,636
Givaudan SA Registered (a)	5,993	5,688,140
Linde AG	63,093	9,386,021
Shin-Etsu Chemical Co. Ltd.	110,500	5,434,400
Solvay SA Class A	11,025	904,394

		35,430,073

Commercial Services — 3.1%
Adecco SA (a)	108,600	4,526,193
Experian PLC	78,142	1,061,078
G4S PLC	544,000	2,289,739
Hays PLC	864,018	856,069
Meitec Corp.	67,900	1,308,751
Randstad Holding NV	94,396	2,778,746
Secom Co. Ltd.	52,800	2,433,518

		15,254,094

Computers — 0.6%
Fujitsu LTD	328,000	1,701,917
HTC Corp.	59,150	968,286

		2,670,203

Cosmetics & Personal Care — 0.9%
Beiersdorf AG	79,566	4,512,388

Distribution & Wholesale — 1.8%
Li & Fung Ltd.	1,735,600	3,190,750
Marubeni Corp.	143,000	869,691
Mitsui & Co. Ltd.	39,900	619,373
Sumitomo Corp.	147,300	1,990,520

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wolseley PLC	68,600	$2,261,054

		8,931,388

Diversified Financial — 4.3%
African Bank Investments Ltd.	163,914	694,852
BM&F BOVESPA SA	293,200	1,540,469
Credit Suisse Group (a)	242,712	5,695,002
Daiwa Securities Group, Inc.	1,471,120	4,578,775
Deutsche Boerse AG (a)	52,361	2,745,116
Schroders PLC	109,800	2,231,290
UBS AG (a)	287,516	3,415,200

		20,900,704

Electric — 0.8%
E.ON AG	81,887	1,760,260
International Power PLC	208,809	1,092,401
Red Electrica Corp. SA	28,175	1,202,186

		4,054,847

Electrical Components & Equipment — 2.2%
Legrand SA	94,930	3,041,127
Mitsubishi Electric Corp.	100,000	956,129
Schneider Electric SA	124,289	6,495,444

		10,492,700

Electronics — 3.3%
Fanuc Ltd.	20,900	3,194,561
Hon Hai Precision Industry Co. Ltd.	1,059,100	2,894,315
Hoya Corp.	129,100	2,777,012
Koninklijke Philips Electronics NV	194,100	4,067,471
Omron Corp.	153,700	3,084,765
Orbotech Ltd. (a)	11,731	117,075

		16,135,199

Food Services — 1.1%
Compass Group PLC	454,680	4,305,101
Sodexo	17,038	1,222,354

		5,527,455

Foods — 5.2%
Danone SA	96,659	6,071,438
Koninlijke Ahold NV	144,700	1,945,898
Nestle SA	197,187	11,321,061
Tesco PLC	739,865	4,631,602
Unilever NV	40,791	1,400,824

		25,370,823

Forest Products & Paper — 0.3%
Svenska Cellulosa AB Class B	20,339	301,087
UPM-Kymmene OYJ	89,800	984,244

		1,285,331

Gas — 0.9%
Centrica PLC	302,770	1,358,862
Gaz De France	57,997	1,577,355

	Number of Shares	Value
Snam Rete Gas SpA	318,162	$1,398,440

		4,334,657

Health Care – Products — 0.7%
Sonova Holding AG (a)	16,350	1,709,839
Synthes, Inc. (b)	8,680	1,452,948

		3,162,787

Holding Company – Diversified — 1.7%
Hutchison Whampoa Ltd.	171,000	1,430,707
Keppel Corp Ltd.	104,500	747,034
LVMH Moet Hennessy Louis Vuitton SA	41,709	5,876,321

		8,054,062

Household Products — 0.7%
Reckitt Benckiser Group PLC	68,722	3,386,506

Insurance — 4.3%
AIA Group Ltd.	701,800	2,187,387
Allianz SE	58,779	5,617,551
ING Groep NV (a)	671,311	4,783,917
Prudential PLC	193,888	1,910,474
QBE Insurance Group Ltd.	274,227	3,630,651
Swiss Re Ltd. (a)	56,891	2,897,380

		21,027,360

Lodging — 0.2%
Intercontinental Hotels Group PLC	59,693	1,067,691

Machinery – Construction & Mining — 0.7%
Atlas Copco AB	7,800	147,601
Rio Tinto PLC	67,290	3,256,465

		3,404,066

Machinery – Diversified — 0.1%
Amada Co. Ltd.	88,000	556,528

Manufacturing — 0.8%
Olympus Corp.	109,300	1,435,799
Smiths Group PLC	158,111	2,236,466

		3,672,265

Media — 1.8%
Grupo Televisa SAB Sponsored ADR (Mexico)	32,000	673,920
Reed Elsevier PLC	162,800	1,312,836
Thomson Reuters Corp.	59,200	1,582,347
Wolters Kluwer NV	67,100	1,155,291
WPP PLC	391,759	4,091,251

		8,815,645

Metal Fabricate & Hardware — 0.8%
Assa Abloy AB Series B	147,100	3,683,887

Mining — 0.5%
First Quantum Minerals Ltd.	41,935	825,322
Orica Ltd.	62,100	1,540,292

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Petropavlovsk PLC	27,956	$265,590

		2,631,204

Office Equipment/Supplies — 2.1%
Canon, Inc.	234,050	10,356,451

Oil & Gas — 5.5%
BG Group PLC	103,073	2,198,271
BP PLC	311,763	2,223,261
Cairn Energy PLC (a)	156,931	645,155
CNOOC Ltd.	1,197,000	2,100,157
Inpex Corp.	758	4,766,743
JX Holdings, Inc.	218,500	1,318,111
Repsol YPF SA	58,082	1,774,426
Royal Dutch Shell PLC Class A	303,451	11,155,660
Tullow Oil PLC	13,984	303,966

		26,485,750

Packaging & Containers — 0.7%
Amcor Ltd.	434,600	3,201,468

Pharmaceuticals — 5.1%
Bayer AG	112,979	7,223,054
GlaxoSmithKline PLC	125,225	2,855,458
Merck KGaA	32,238	3,213,887
Novartis AG	20,900	1,193,940
Roche Holding AG	44,208	7,476,350
Sanofi	27,466	2,009,715
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	20,758	837,793

		24,810,197

Retail — 3.4%
Cie Financiere Richemont SA	76,349	3,844,375
Hennes & Mauritz AB Class B	63,530	2,038,465
Lawson, Inc.	75,200	4,692,857
PPR	28,838	4,124,223
Signet Jewelers Ltd.	37,500	1,648,500

		16,348,420

Semiconductors — 3.1%
Rohm Co. Ltd.	88,000	4,098,407
Samsung Electronics Co., Ltd.	7,803	7,167,257
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	311,587	4,022,588

		15,288,252

Software — 2.6%
Amadeus IT Holding SA	182,176	2,942,959
Dassault Systemes SA	17,664	1,414,350
Infosys Ltd. Sponsored ADR (India)	30,090	1,546,024
SAP AG	129,669	6,856,028

		12,759,361

Telecommunications — 4.0%
BT Group PLC	237,631	701,741
China Unicom Ltd.	1,178,000	2,492,502

	Number of Shares	Value
Deutsche Telekom AG	64,952	$745,193
KDDI Corp.	182	1,171,612
Koninklijke KPN NV	42,488	507,263
KT Corp. Sponsored ADR (Republic of Korea) (a)	47,450	742,118
MTN Group Ltd.	144,535	2,567,042
Nippon Telegraph & Telephone Corp.	32,800	1,665,795
Singapore Telecommunications Ltd.	447,500	1,066,586
Singapore Telecommunications Ltd.	11,000	26,219
Telecom Corp. of New Zealand Ltd.	464,897	743,930
Telefonaktiebolaget LM Ericsson Class B	146,916	1,492,353
Tim Participacoes SA Sponsored ADR (Brazil)	67,950	1,753,110
Vodafone Group PLC	1,381,308	3,835,009

		19,510,473

Transportation — 2.1%
Canadian National Railway Co.	80,610	6,332,721
East Japan Railway	13,000	827,207
Kuehne & Nagel International AG	29,200	3,268,165

		10,428,093

Water — 0.1%
Suez Environnement Co.	47,557	546,062

TOTAL COMMON STOCK (Cost $507,372,451)		475,089,258

PREFERRED STOCK — 0.2%
Auto Manufacturers — 0.2%
Volkswagen AG 1.970%	6,564	981,574

TOTAL PREFERRED STOCK (Cost $1,191,673)		981,574

TOTAL EQUITIES (Cost $508,564,124)		476,070,832

TOTAL LONG-TERM INVESTMENTS (Cost $508,564,124)		476,070,832

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$4,227,495	$4,227,495

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	22,059	22,059

TOTAL SHORT-TERM INVESTMENTS (Cost $4,249,554)		4,249,554

TOTAL INVESTMENTS — 98.8% (Cost $512,813,678) (d)		480,320,386

Other Assets/(Liabilities) — 1.2%		5,728,869

NET ASSETS — 100.0%		$486,049,255

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $1,452,948 or 0.30% of net assets.
(c)	Maturity value of $4,227,500. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 9/25/39, and an aggregate market value, including accrued interest, of $4,317,192.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$2,297,384,748	$170,278,861
Short-term investments, at value (Note 2) (b)	89,156,121	30,620,529

Total investments	2,386,540,869	200,899,390

Cash	-	-
Foreign currency, at value (c)	663,110	68,067
Receivables from:
Investments sold	55,132,880	-
Collateral held for open futures contracts (Note 2)	-	30,003
Investments sold on a when-issued basis (Note 2)	626,542,586	24,184,902
Open forward foreign currency contracts (Note 2)	9,725,174	334,468
Investment adviser (Note 3)	-	12
Fund shares sold	3,331,110	41,408
Collateral held for open swap agreements (Note 2)	15,000	100,000
Variation margin on open derivative instruments (Note 2)	545,623	-
Interest and dividends	16,303,521	1,241,190
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	8,061,333	8,848

Total assets	3,106,861,206	226,908,288

Liabilities:
Payables for:
Investments purchased	17,682,688	-
Written options outstanding, at value (Note 2) (d)	216,475	11,981
Payable for securities sold short, at value (Note 2) (e)	67,220,000	-
Reverse repurchase agreements (Note 2)	43,860,538	-
Open forward foreign currency contracts (Note 2)	3,969,265	47,502
Fund shares repurchased	3,378,972	4,948,743
Investments purchased on a when-issued basis (Note 2)	1,216,397,311	49,683,363
Variation margin on open derivative instruments (Note 2)	-	24,140
Interest and dividends	132,776	-
Open swap agreements, at value (Note 2)	10,599,320	21,926
Trustees’ fees and expenses (Note 3)	87,798	46,139
Collateral held for open swap agreements (Note 2)	9,210,000	-
Collateral held for when-issued securities (Note 2)	1,800,000	-
Affiliates (Note 3):
Investment management fees	503,861	83,129
Administration fees	285,488	20,622
Service fees	456,357	27,319
Distribution fees	13,882	592
Due to custodian	-	97,474
Accrued expense and other liabilities	131,515	39,497

Total liabilities	1,375,946,246	55,052,427

Net assets	$1,730,914,960	$171,855,861

Net assets consist of:
Paid-in capital	$1,745,440,019	$180,082,609
Undistributed (accumulated) net investment income (loss)	5,810,383	-
Distribution in excess of net investment income	-	(369,478)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(40,421,299)	(6,528,620)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	20,085,857	(1,328,650)

Net assets	$1,730,914,960	$171,855,861

(a) Cost of investments:	$2,284,147,067	$171,806,534
(b) Cost of short-term investments:	$89,138,477	$30,620,529
(c) Cost of foreign currency:	$663,452	$69,171
(d) Premiums on written options:	$1,878,212	$17,047
(e) Proceeds from securities sold short:	$67,035,000	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$51,753,630	$270,758,265	$1,110,904,480	$26,697,421
3,589,166	4,492,250	21,669,343	174,393

55,342,796	275,250,515	1,132,573,823	26,871,814

8	-	-	-
25,413	-	-	-

74,410	2,698,721	-	-
-	-	-	-
1,889,058	-	-	-
95,170	-	-	-
-	-	140,727	-
22,901	950,528	603,232	12,845
-	-	-	-
-	-	-	-
193,235	568,671	2,007,664	42,436
15,231	27,812	-	-
10,010	-	-	-

57,668,232	279,496,247	1,135,325,446	26,927,095

35,179	-	-	-
1,034	-	-	-
-	-	-	-
-	-	-	-
32,290	-	-	-
3,767	8,298,301	1,160,812	-
4,656,488	-	-	-
2,051	-	-	-
4	-	-	-
16,190	-	-	-
27,068	78,529	220,166	12,826
-	-	-	-
-	-	-	-

27,183	116,880	609,815	15,899
12,368	23,410	294,568	3,722
4,250	15,257	175,897	6,378
284	157	1,188	57
-	-	-	-
44,014	31,331	50,367	28,025

4,862,170	8,563,865	2,512,813	66,907

$52,806,062	$270,932,382	$1,132,812,633	$26,860,188

$56,677,252	$387,022,287	$1,071,265,154	$48,355,288
373,270	1,041,594	12,846,349	200,728
-	-	-	-
(4,703,863)	(134,307,265)	(62,601,440)	(21,867,850)
459,403	17,175,766	111,302,570	172,022

$52,806,062	$270,932,382	$1,132,812,633	$26,860,188

$51,339,090	$253,582,499	$999,601,910	$26,525,399
$3,589,166	$4,492,250	$21,669,343	$174,393
$26,274	$-	$-	$-
$1,515	$-	$-	$-
$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Class A shares:
Net assets	$703,315,000	$40,971,254

Shares outstanding (a)	70,431,893	4,144,502

Net asset value and redemption price per share	$9.99	$9.89

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.49	$10.38

Class L shares:
Net assets	$66,880,344	$26,986,514

Shares outstanding (a)	6,722,196	2,726,203

Net asset value, offering price and redemption price per share	$9.95	$9.90

Class Y shares:
Net assets	$454,979,140	$27,302,990

Shares outstanding (a)	45,556,401	2,752,615

Net asset value, offering price and redemption price per share	$9.99	$9.92

Class S shares:
Net assets	$79,274,628	$75,606,814

Shares outstanding (a)	7,955,303	7,628,403

Net asset value, offering price and redemption price per share	$9.97	$9.91

Class N shares:
Net assets	$24,104,741	$988,289

Shares outstanding (a)	2,418,631	100,307

Net asset value, offering price and redemption price per share	$9.97	$9.85

Class Z shares:
Net assets	$402,361,107	$-

Shares outstanding (a)	40,320,801	-

Net asset value, offering price and redemption price per share	$9.98	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$5,106,423	$24,863,286	$284,988,778	$10,299,696

515,472	2,805,134	28,539,068	1,507,352

$9.91	$8.86	$9.99	$6.83

$10.51	$9.40	$10.60	$7.25

$29,095,407	$9,809,303	$100,173,271	$429,052

2,940,929	1,102,455	9,931,416	62,078

$9.89	$8.90	$10.09	$6.91

$14,401,462	$23,924,690	$154,311,662	$2,682,764

1,456,968	2,697,037	15,360,817	388,949

$9.88	$8.87	$10.05	$6.90

$3,748,733	$212,076,114	$407,353,174	$13,355,607

380,938	23,909,049	40,450,510	1,941,331

$9.84	$8.87	$10.07	$6.88

$454,037	$258,989	$1,951,343	$93,069

46,105	29,113	197,021	13,646

$9.85	$8.90	$9.90	$6.82

$-	$-	$184,034,405	$-

-	-	18,325,149	-

$-	$-	$10.04	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Assets:
Investments, at value (Note 2) (a)	$521,554,963	$2,002,339,287
Short-term investments, at value (Note 2) (b)	10,231,267	51,841,073

Total investments	531,786,230	2,054,180,360

Cash	-	-
Receivables from:
Investments sold	3,461,214	335,165
Investment adviser (Note 3)	-	163,969
Fund shares sold	75,214	3,631,555
Interest and dividends	740,668	3,018,734
Foreign taxes withheld	207,219	-

Total assets	536,270,545	2,061,329,783

Liabilities:
Payables for:
Investments purchased	578	-
Fund shares repurchased	6,122,726	19,035,239
Variation margin on open futures contracts (Note 2)	-	212,824
Trustees’ fees and expenses (Note 3)	206,838	418,758
Affiliates (Note 3):
Investment management fees	296,212	172,397
Administration fees	76,066	533,420
Service fees	69,747	207,525
Distribution fees	333	2,027
Due to custodian	-	-
Accrued expense and other liabilities	42,995	71,355

Total liabilities	6,815,495	20,653,545

Net assets	$529,455,050	$2,040,676,238

Net assets consist of:
Paid-in capital	$440,238,991	$1,905,199,907
Undistributed (accumulated) net investment income (loss)	-	7,673,486
Distributions in excess of net investment income	(842,998)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,359,364)	(91,690,658)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	99,418,421	219,493,503

Net assets	$529,455,050	$2,040,676,238

(a) Cost of investments:	$422,152,933	$1,783,081,494
(b) Cost of short-term investments:	$10,231,267	$51,841,073

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Opportunities Fund	MassMutual Select Fundamental Growth Fund

$49,174,953	$671,506,662	$58,458,032	$335,969,669	$46,167,230
39,639	6,621,493	1,975,770	6,444,986	237,132

49,214,592	678,128,155	60,433,802	342,414,655	46,404,362

-	-	-	-	153

835,275	105,169	71,940	-	5,614
75	51,233	-	35,392	-
8,684	788,905	1,681	850,909	1,161
77,159	477,129	35,271	122,805	34,274
14,176	16,374	-	27,576	-

50,149,961	679,566,965	60,542,694	343,451,337	46,445,564

33,187	-	21,222	1,043,040	-
620,651	1,038,400	38,199	366,199	1,014,418
-	-	-	-	202
9,156	164,065	11,522	83,372	11,638

29,829	366,908	33,356	214,602	6,036
6,971	164,271	8,663	82,065	20,322
11,572	46,125	1,163	31,899	11,250
75	64	-	13	210
288,527	-	-	-	-
28,572	38,622	28,272	31,693	20,088

1,028,540	1,818,455	142,397	1,852,883	1,084,164

$49,121,421	$677,748,510	$60,400,297	$341,598,454	$45,361,400

$59,827,577	$694,180,928	$56,314,594	$279,708,649	$49,906,042
421,138	(143,323)	-	(81,334)	-
-	-	(11,156)	-	(6,563)
(12,090,924)	(124,654,479)	(216,811)	(19,363,356)	(10,353,952)
963,630	108,365,384	4,313,670	81,334,495	5,815,873

$49,121,421	$677,748,510	$60,400,297	$341,598,454	$45,361,400

$48,211,333	$563,144,023	$54,144,362	$254,635,174	$40,350,084
$39,639	$6,621,493	$1,975,770	$6,444,986	$237,132

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Class A shares:
Net assets	$104,871,681	$336,032,121

Shares outstanding (a)	10,452,004	29,197,340

Net asset value and redemption price per share	$10.03	$11.51

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.64	$12.21

Class L shares:
Net assets	$48,976,798	$217,547,799

Shares outstanding (a)	4,870,020	18,805,061

Net asset value, offering price and redemption price per share	$10.06	$11.57

Class Y shares:
Net assets	$65,750,910	$251,189,534

Shares outstanding (a)	6,529,408	21,683,562

Net asset value, offering price and redemption price per share	$10.07	$11.58

Class S shares:
Net assets	$309,422,038	$437,377,590

Shares outstanding (a)	30,706,786	37,365,590

Net asset value, offering price and redemption price per share	$10.08	$11.71

Class N shares:
Net assets	$433,623	$3,384,552

Shares outstanding (a)	43,686	296,678

Net asset value, offering price and redemption price per share	$9.93	$11.41

Class I shares:
Net assets	$-	$737,959,900

Shares outstanding (a)	-	63,135,790

Net asset value, offering price and redemption price per share	$-	$11.69

Class Z shares:
Net assets	$-	$57,184,742

Shares outstanding (a)	-	4,902,320

Net asset value, offering price and redemption price per share	$-	$11.66

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund		MassMutual Select Growth Opportunities Fund	MassMutual Select Fundamental Growth Fund

$16,976,239	$75,919,300	$1,827,673		$51,190,897	$15,768,021

1,974,638	7,245,135	239,972		7,345,495	2,824,026

$8.60	$10.48	$7.62		$6.97	$5.58

$9.12	$11.12	$8.08		$7.40	$5.92

$2,695,528	$243,740,933	$62,433		$27,466,972	$6,928,702

310,613	22,766,324	7,950		3,820,388	1,207,483

$8.68	$10.71	$7.85		$7.19	$5.74

$4,912,088	$87,359,026	$136		$29,739,606	$1,859,174

567,311	8,112,861	17		4,068,112	319,283

$8.66	$10.77	$7.88	*	$7.31	$5.82

$24,412,721	$270,651,017	$58,510,055		$233,080,187	$20,468,316

2,809,376	25,028,176	7,441,599		31,498,164	3,475,333

$8.69	$10.81	$7.86		$7.40	$5.89

$124,845	$78,234	$-		$21,386	$337,187

14,473	7,683	-		3,180	62,378

$8.63	$10.18	$-		$6.73	$5.41

$-	$-	$-		$-	$-

-	-	-		-	-

$-	$-	$-		$-	$-

$-	$-	$-		$99,406	$-

-	-	-		13,437	-

$-	$-	$-		$7.40	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Assets:
Investments, at value (Note 2) (a)	$573,991,131	$139,000,814
Short-term investments, at value (Note 2) (b)	24,739,365	2,241,382

Total investments	598,730,496	141,242,196

Receivables from:
Investments sold	-	288,908
Investment adviser (Note 3)	50,420	9,574
Fund shares sold	179,651	219,676
Interest and dividends	251,154	265,481

Total assets	599,211,721	142,025,835

Liabilities:
Payables for:
Investments purchased	5,485,794	484,406
Fund shares repurchased	7,543,435	598,975
Trustees’ fees and expenses (Note 3)	143,799	24,686
Affiliates (Note 3):
Investment management fees	347,899	83,359
Administration fees	136,648	17,499
Service fees	93,475	2,970
Distribution fees	867	39
Accrued expense and other liabilities	38,656	29,753

Total liabilities	13,790,573	1,241,687

Net assets	$585,421,148	$140,784,148

Net assets consist of:
Paid-in capital	$499,549,244	$190,403,300
Undistributed (accumulated) net investment income (loss)	-	146,933
Distributions in excess of net investment income	(140,277)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	7,203,792	(53,681,362)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	78,808,389	3,915,277

Net assets	$585,421,148	$140,784,148

(a) Cost of investments:	$495,182,742	$135,085,518
(b) Cost of short-term investments:	$24,739,365	$2,241,382

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$100,187,646	$453,604,784	$1,411,971,273	$726,911,883
2,618,303	5,777,177	34,613,241	17,042,991

102,805,949	459,381,961	1,446,584,514	743,954,874

882,918	5,063,737	2,405,802	1,883,344
-	31,540	123,759	31,634
317,096	242,831	285,328	119,136
107,137	615,096	454,388	202,521

104,113,100	465,335,165	1,449,853,791	746,191,509

436,139	273,283	2,570,246	1,983,542
1,466,747	503,417	8,939,048	7,939,567
19,634	111,322	273,434	134,541

64,886	335,115	928,190	518,791
6,063	116,295	365,021	138,045
3,002	62,985	212,921	46,321
11	410	1,301	272
34,424	38,701	64,565	49,501

2,030,906	1,441,528	13,354,726	10,810,580

$102,082,194	$463,893,637	$1,436,499,065	$735,380,929

$139,196,778	$435,762,291	$1,202,934,821	$726,076,348
-	-	(2,860,904)	(150,919)
(19,055)	(854,965)	-	-
(46,612,901)	(4,304,289)	(2,678,404)	(13,780,566)
9,517,372	33,290,600	239,103,552	23,236,066

$102,082,194	$463,893,637	$1,436,499,065	$735,380,929

$90,670,274	$420,314,184	$1,172,868,102	$703,675,724
$2,618,303	$5,777,177	$34,613,241	$17,042,991

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Class A shares:
Net assets	$142,550,542	$4,423,025

Shares outstanding (a)	8,658,846	456,239

Net asset value and redemption price per share	$16.46	$9.69

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$17.46	$10.28

Class L shares:
Net assets	$60,936,565	$4,304,870

Shares outstanding (a)	3,630,350	440,961

Net asset value, offering price and redemption price per share	$16.79	$9.76

Class Y shares:
Net assets	$60,921,162	$1,544,951

Shares outstanding (a)	3,609,695	159,160

Net asset value, offering price and redemption price per share	$16.88	$9.71

Class S shares:
Net assets	$233,071,196	$130,317,864

Shares outstanding (a)	13,708,861	13,455,328

Net asset value, offering price and redemption price per share	$17.00	$9.69

Class N shares:
Net assets	$1,424,838	$64,059

Shares outstanding (a)	88,522	6,624

Net asset value, offering price and redemption price per share	$16.10	$9.67

Class Z shares:
Net assets	$86,516,845	$129,379

Shares outstanding (a)	5,096,573	13,359

Net asset value, offering price and redemption price per share	$16.98	$9.68

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$4,694,312	$100,183,604	$329,974,181	$70,773,085

519,776	8,038,619	24,644,315	5,406,419

$9.03	$12.46	$13.39	$13.09

$9.58	$13.22	$14.21	$13.89

$2,152,164	$35,901,485	$328,331,373	$50,192,590

238,099	2,833,229	23,750,605	3,697,114

$9.04	$12.67	$13.82	$13.58

$3,054,892	$52,720,039	$182,810,076	$64,304,078

337,305	4,130,987	12,964,827	4,635,295

$9.06	$12.76	$14.10	$13.87

$92,162,173	$229,297,934	$442,759,850	$429,979,321

10,178,810	17,903,897	31,080,097	30,415,141

$9.05	$12.81	$14.25	$14.14

$18,653	$674,556	$2,052,485	$426,282

2,068	55,876	158,445	33,795

$9.02	$12.07	$12.95	$12.61

$-	$45,116,019	$150,571,100	$119,705,573

-	3,529,429	10,551,042	8,455,785

$-	$12.78	$14.27	$14.16

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

MassMutual Select Small Company Growth Fund
Assets:
Investments, at value (Note 2) (a)	$55,855,820
Short-term investments, at value (Note 2) (b)	692,754

Total investments	56,548,574

Cash	-
Foreign currency, at value (c)	-
Receivables from:
Investments sold	422,370
Collateral held for open futures contracts (Note 2)	-
Open forward foreign currency contracts (Note 2)	-
Investment adviser (Note 3)	-
Fund shares sold	9,813
Variation margin on open futures contracts (Note 2)	-
Interest and dividends	10,086
Foreign taxes withheld	-

Total assets	56,990,843

Liabilities:
Payables for:
Investments purchased	502,121
Open forward foreign currency contracts (Note 2)	-
Fund shares repurchased	250,023
Trustees’ fees and expenses (Note 3)	19,620
Affiliates (Note 3):
Investment management fees	40,542
Administration fees	9,991
Service fees	5,902
Distribution fees	150
Accrued expense and other liabilities	29,081

Total liabilities	857,430

Net assets	$56,133,413

Net assets consist of:
Paid-in capital	$65,202,802
Undistributed (accumulated) net investment income (loss)	(19,290)
Distributions in excess of net investment income	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,511,600)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,461,501

Net assets	$56,133,413

(a) Cost of investments:	$50,394,319
(b) Cost of short-term investments:	$692,754
(c) Cost of foreign currency:	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund

$121,141,882	$476,070,832
1,355,527	4,249,554

122,497,409	480,320,386

-	16
229,499	184,669

-	997,539
93,000	-
1,121,443	5,333,563
14,235	128,452
1,154,746	140,232
19,486	-
304,667	581,163
124,334	2,563,685

125,558,819	490,249,705

-	366,829
797,393	1,674,432
494,632	1,394,695
29,160	150,596

93,866	414,362
5,866	103,752
614	27,948
37	150
38,200	67,686

1,459,768	4,200,450

$124,099,051	$486,049,255

$224,839,742	$647,890,025
-	3,099,103
(512,686)	-
(85,527,646)	(136,385,016)
(14,700,359)	(28,554,857)

$124,099,051	$486,049,255

$136,165,788	$508,564,124
$1,355,527	$4,249,554
$232,231	$185,965

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

MassMutual Select Small Company Growth Fund
Class A shares:
Net assets	$9,152,787

Shares outstanding (a)	977,056

Net asset value and redemption price per share	$9.37

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$9.94

Class L shares:
Net assets	$5,017,822

Shares outstanding (a)	521,341

Net asset value, offering price and redemption price per share	$9.62

Class Y shares:
Net assets	$2,314,210

Shares outstanding (a)	236,665

Net asset value, offering price and redemption price per share	$9.78

Class S shares:
Net assets	$39,408,163

Shares outstanding (a)	4,011,163

Net asset value, offering price and redemption price per share	$9.82

Class N shares:
Net assets	$240,431

Shares outstanding (a)	26,433

Net asset value, offering price and redemption price per share	$9.10

Class Z shares:
Net assets	$-

Shares outstanding (a)	-

Net asset value, offering price and redemption price per share	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund

$873,014	$42,720,391

153,504	6,940,602

$5.69	$6.16

$6.04	$6.54

$2,113,104	$26,069,547

365,145	4,192,991

$5.79	$6.22

$54,555	$75,356,367

9,347	12,099,841

$5.84	$6.23

$121,001,783	$99,516,693

21,218,309	15,897,077

$5.70	$6.26

$56,595	$237,719

10,000	38,905

$5.66	$6.11

$-	$242,148,538

-	38,657,625

$-	$6.26

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$1,900,000	$24,867
Interest	51,988,357	6,872,855

Total investment income	53,888,357	6,897,722

Expenses (Note 3):
Investment management fees	5,269,123	1,000,755
Custody fees	259,128	46,623
Audit fees	82,071	42,953
Legal fees	35,017	1,386
Proxy fees	918	917
Shareholder reporting fees	37,909	9,368
Trustees’ fees	103,721	13,965

	5,787,887	1,115,967
Administration fees:
Class A	1,578,590	124,540
Class L	126,947	89,752
Class Y	1,428,409	30,845
Class S	59,688	32,252
Class N	39,011	2,668
Class Z	41,643	-
Distribution fees:
Class N	44,331	2,223
Service fees:
Class A	1,793,852	124,540
Class N	44,331	2,223

Total expenses	10,944,689	1,525,010
Expenses waived (Note 3):
Class A management fees waived	-	-
Class L management fees waived	-	-
Class Y management fees waived	-	-
Class S management fees waived	-	-
Class N management fees waived	-	-
Class Z management fees waived	-	-

Net expenses	10,944,689	1,525,010

Net investment income (loss)	42,943,668	5,372,712

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(4,743,106)	2,815,738
Futures contracts	8,238,896	(1,185,425)
Written options	(818,301)	145,106
Swap agreements	(19,577,537)	(1,031,386)
Foreign currency transactions	4,614,972	(226,203)

Net realized gain (loss)	(12,285,076)	517,830

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,128,497)	5,250,282
Futures contracts	2,529,875	(182,164)
Written options	2,930,721	(737)
Securities sold short	(185,000)	-
Swap agreements	(3,385,260)	250,605
Translation of assets and liabilities in foreign currencies	3,128,482	318,989

Net change in unrealized appreciation (depreciation)	(1,109,679)	5,636,975

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(13,394,755)	6,154,805

Net increase (decrease) in net assets resulting from operations	$29,548,913	$11,527,517

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$944,754	$6,830,159	$27,127,726	$551,224
731,736	352	1,891	23

1,676,490	6,830,511	27,129,617	551,247

365,201	1,437,492	7,250,706	207,937
98,066	29,906	85,470	12,120
48,205	32,709	33,015	32,929
839	1,253	7,917	122
917	918	918	917
5,222	13,492	49,580	4,007
4,859	22,079	83,691	2,339

523,309	1,537,849	7,511,297	260,371

23,512	89,673	1,352,450	31,149
105,803	64,861	567,731	3,139
29,815	52,239	459,838	3,648
5,081	117,171	1,241,638	11,348
1,791	948	10,208	326
-	-	54,535	-

1,188	643	5,034	248

17,976	72,716	739,568	27,962
1,188	643	5,034	248

709,663	1,936,743	11,947,333	338,439

-	-	(426,541)	-
-	-	(176,553)	-
-	-	(216,459)	-
-	-	(666,649)	-
-	-	(2,900)	-
-	-	(120,975)	-

709,663	1,936,743	10,337,256	338,439

966,827	4,893,768	16,792,361	212,808

2,699,194	7,255,870	14,861,070	2,750,368
(234,936)	-	-	-
23,739	-	-	-
(50,289)	-	-	-
153,623	-	49,557	-

2,591,331	7,255,870	14,910,627	2,750,368

(4,396,372)	(7,876,897)	(58,517,917)	(4,767,339)
(72,656)	-	-	-
(189)	-	-	-
-	-	-	-
(9,766)	-	-	-
(57,524)	-	-	-

(4,536,507)	(7,876,897)	(58,517,917)	(4,767,339)

(1,945,176)	(621,027)	(43,607,290)	(2,016,971)

$(978,349)	$4,272,741	$(26,814,929)	$(1,804,163)

$34,761	$46,694	$91,692	$1,285

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Investment income (Note 2):
Dividends (a)	$10,961,586	$41,724,033
Interest	81,683	35,902

Total investment income	11,043,269	41,759,935

Expenses (Note 3):
Investment management fees	4,059,577	2,040,118
Custody fees	82,121	149,355
Audit fees	33,312	35,101
Legal fees	3,648	12,879
Proxy fees	917	918
Shareholder reporting fees	27,299	73,840
Trustees’ fees	49,564	152,916

	4,256,438	2,465,127
Administration fees:
Class A	430,120	1,574,265
Class L	214,270	1,033,476
Class Y	131,508	968,382
Class S	295,243	1,407,422
Class N	2,583	17,023
Class I	-	657,751
Class Z	-	1,291
Distribution fees:
Class N	1,726	7,981
Service fees:
Class A	331,473	814,528
Class N	1,726	7,981

Total expenses	5,665,087	8,955,227
Expenses waived (Note 3):
Class A fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class S fees waived by adviser	-	-
Class N fees waived by adviser	-	-
Class A administrative fees waived	-	(651,622)
Class L administrative fees waived	-	(427,822)
Class N administrative fees waived	-	(6,385)
Class Z administrative fees waived	-	(1,118)
Class A management fees waived	-	(11,348)
Class L management fees waived	-	(7,346)
Class Y management fees waived	-	(8,673)
Class S management fees waived	-	(15,297)
Class N management fees waived	-	(113)
Class I management fees waived	-	(25,465)
Class Z management fees waived	-	(1,274)

Net expenses	5,665,087	7,798,764

Net investment income (loss)	5,378,182	33,961,171

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	61,637,722	219,544
Futures contracts	-	502,587
Foreign currency transactions	9,761	-

Net realized gain (loss)	61,647,483	722,131

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(93,404,468)	(1,115,588)
Futures contracts	-	(327,096)
Translation of assets and liabilities in foreign currencies	(2,778)	-

Net change in unrealized appreciation (depreciation)	(93,407,246)	(1,442,684)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(31,759,763)	(720,553)

Net increase (decrease) in net assets resulting from operations	$(26,381,581)	$33,240,618

(a) Net of withholding tax of:	$190,197	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Opportunities Fund	MassMutual Select Fundamental Growth Fund

$1,094,510	$5,293,066	$659,575	$2,380,117	$470,671
45	638	119	389	354

1,094,555	5,293,704	659,694	2,380,506	471,025

421,455	3,781,274	424,423	2,555,911	74,783
23,801	63,558	23,995	33,143	11,633
33,909	33,246	32,382	33,119	33,900
219	6,304	344	1,910	844
918	917	918	917	918
5,114	22,176	5,395	14,921	5,740
4,967	41,526	5,083	25,763	3,785

490,383	3,949,001	492,540	2,665,684	131,603

68,039	286,220	7,293	191,088	117,843
31,305	969,953	33,142	136,263	42,727
7,664	180,789	-	54,689	8,969
10,927	334,911	87,701	242,278	82,021
452	1,193	-	94	2,304
-	-	-	-	-
-	-	-	6	-

323	650	-	58	854

56,699	175,165	5,167	134,930	47,183
323	650	-	58	854

666,115	5,898,532	625,843	3,425,148	434,358

-	(102,916)	-	-	-
-	(255,072)	-	-	-
-	(92,471)	-	-	-
-	(163,334)	-	-	-
-	(330)	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	(5,224)	-
-	-	-	(2,750)	-
-	-	-	(3,009)	-
-	-	-	(24,397)	-
-	-	-	(2)	-
-	-	-	-	-
-	-	-	(10)	-

666,115	5,284,409	625,843	3,389,756	434,358

428,440	9,295	33,851	(1,009,250)	36,667

2,125,181	28,139,211	5,929,434	21,286,399	8,301,660
-	-	-	-	18,838
52	2,225	-	-	-

2,125,233	28,141,436	5,929,434	21,286,399	8,320,498

(6,163,738)	(18,725,924)	(8,616,441)	(4,526,779)	(6,893,243)
-	-	-	-	(2,385)
10	(88)	-	-	-

(6,163,728)	(18,726,012)	(8,616,441)	(4,526,779)	(6,895,628)

(4,038,495)	9,415,424	(2,687,007)	16,759,620	1,424,870

$(3,610,055)	$9,424,719	$(2,653,156)	$15,750,370	$1,461,537

$11,594	$3,347	$4,163	$20,963	$1,831

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Investment income (Note 2):
Dividends (a)	$9,693,548	$2,846,820
Interest	3,320	285

Total investment income	9,696,868	2,847,105

Expenses (Note 3):
Investment management fees	4,357,286	1,010,096
Custody fees	48,693	12,390
Audit fees	33,301	32,997
Legal fees	4,585	662
Proxy fees	918	917
Shareholder reporting fees	30,326	7,950
Trustees’ fees	48,313	10,805

	4,523,422	1,075,817
Administration fees:
Class A	718,965	16,835
Class L	327,062	67,405
Class Y	206,737	2,104
Class S	539,934	66,376
Class N	8,030	229
Class Z	16,475	6
Distribution fees:
Class N	4,144	160
Service fees:
Class A	413,769	13,779
Class N	4,144	160

Total expenses	6,762,682	1,242,871
Expenses waived (Note 3):
Class A management fees waived	(165,414)	(300)
Class L management fees waived	(74,931)	(287)
Class Y management fees waived	(72,611)	(104)
Class S management fees waived	(292,403)	(8,871)
Class N management fees waived	(1,655)	(4)
Class Z management fees waived	(24,477)	(7)

Net expenses	6,131,191	1,233,298

Net investment income (loss)	3,565,677	1,613,807

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	51,427,499	7,653,627
Foreign currency transactions	-	(78)

Net realized gain (loss)	51,427,499	7,653,549

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(54,597,347)	(14,049,097)
Translation of assets and liabilities in foreign currencies	-	(57)

Net change in unrealized appreciation (depreciation)	(54,597,347)	(14,049,154)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(3,169,848)	(6,395,605)

Net increase (decrease) in net assets resulting from operations	$395,829	$(4,781,798)

(a) Net of withholding tax of:	$-	$4,040

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$1,234,390	$6,590,707	$7,522,781	$3,482,542
1,085	12,723	45,646	79,506

1,235,475	6,603,430	7,568,427	3,562,048

766,597	4,393,797	11,889,617	6,730,075
8,645	54,392	154,483	121,894
39,572	32,666	33,877	36,416
459	2,476	11,291	5,294
917	918	918	918
6,418	25,887	71,018	37,250
7,782	40,296	120,145	62,679

830,390	4,550,432	12,281,349	6,994,526

20,784	496,009	1,601,587	399,081
32,781	193,414	1,759,888	259,546
5,329	178,150	570,870	257,480
40,393	697,520	960,837	954,984
65	3,509	11,263	2,413
-	10,733	37,050	15,701

47	1,793	5,936	1,189

17,320	282,274	943,441	218,077
47	1,793	5,936	1,189

947,156	6,415,627	18,178,157	9,104,186

-	(90,327)	(377,219)	(43,574)
-	(35,071)	(413,601)	(28,258)
-	(49,261)	(208,083)	(41,821)
-	(223,489)	(520,631)	(284,748)
-	(574)	(2,374)	(238)
-	(14,812)	(63,374)	(11,731)

947,156	6,002,093	16,592,875	8,693,816

288,319	601,337	(9,024,448)	(5,131,768)

4,980,718	27,293,221	152,402,480	74,511,297
-	538	774	(88,498)

4,980,718	27,293,759	152,403,254	74,422,799

(8,862,352)	(44,462,668)	(180,595,907)	(117,306,636)
-	-	37	11,538

(8,862,352)	(44,462,668)	(180,595,870)	(117,295,098)

(3,881,634)	(17,168,909)	(28,192,616)	(42,872,299)

$(3,593,315)	$(16,567,572)	$(37,217,064)	$(48,004,067)

$-	$7,018	$126,737	$30,746

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

MassMutual Select Small Company Growth Fund
Investment income (Note 2):
Dividends (a)	$235,690
Interest	75

Total investment income	235,765

Expenses (Note 3):
Investment management fees	526,941
Custody fees	34,495
Audit fees	32,378
Legal fees	280
Proxy fees	918
Shareholder reporting fees	5,102
Trustees’ fees	4,782

604,896
Administration fees:
Class A	39,721
Class L	38,051
Class Y	5,222
Class S	58,591
Class N	1,063
Class Z	-
Distribution fees:
Class N	666
Service fees:
Class A	28,445
Class N	666

Total expenses	777,321
Expenses waived (Note 3):
Class A fees waived by adviser	-
Class L fees waived by adviser	-
Class Y fees waived by adviser	-
Class S fees waived by adviser	-
Class N fees waived by adviser	-
Class A management fees waived	-
Class L management fees waived	-
Class Y management fees waived	-
Class S management fees waived	-
Class N management fees waived	-
Class Z management fees waived	-

Net expenses	777,321

Net investment income (loss)	(541,556)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	9,857,512
Futures contracts	-
Foreign currency transactions	-

Net realized gain (loss)	9,857,512

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(10,856,767)
Futures contracts	-
Translation of assets and liabilities in foreign currencies	-

Net change in unrealized appreciation (depreciation)	(10,856,767)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(999,255)

Net increase (decrease) in net assets resulting from operations	$(1,540,811)

(a) Net of withholding tax of:	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund	MassMutual Select Overseas Fund

$4,683,889	$15,300,805
278	643

4,684,167	15,301,448

1,256,534	5,502,833
124,957	394,594
41,413	38,900
2,603	8,304
918	917
8,816	29,598
10,898	42,976

1,446,139	6,018,122

3,489	243,374
52,532	446,105
6,967	327,766
58,115	705,736
231	1,249
-	75,681

165	627

2,908	136,160
165	627

1,570,711	7,955,447

(1,928)	-
(28,918)	-
(4,415)	-
(111,508)	-
(109)	-
-	(164,677)
-	(296,095)
-	(249,696)
-	(609,369)
-	(763)
-	(346,368)

1,423,833	6,288,479

3,260,334	9,012,969

(5,121,735)	16,692,796
(97,272)	22,435
(152,330)	(6,391,228)

(5,371,337)	10,324,003

(22,984,102)	(99,479,719)
29,824	(7,560)
(377,159)	5,836,600

(23,331,437)	(93,650,679)

(28,702,774)	(83,326,676)

$(25,442,440)	$(74,313,707)

$462,219	$1,449,111

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select PIMCO Total Return Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$42,943,668	$15,405,904
Net realized gain (loss) on investment transactions	(12,285,076)	(2,134,826)
Net change in unrealized appreciation (depreciation) on investments	(1,109,679)	21,195,536

Net increase (decrease) in net assets resulting from operations	29,548,913	34,466,614

Distributions to shareholders (Note 2):
From net investment income:
Class A	(20,960,452)	(8,009,037)
Class L	(2,031,477)	(337,579)
Class Y	(14,638,314)	(6,314,703)
Class S	(1,262,265)	(361,588)
Class N	(678,251)	(96,585)
Class Z	(13,214,111)	(48,662)

Total distributions from net investment income	(52,784,870)	(15,168,154)

From net realized gains:
Class A	-	(5,802,744)
Class L	-	(220,819)
Class Y	-	(4,237,514)
Class S	-	(225,626)
Class N	-	(75,867)
Class Z	-	(29,202)

Total distributions from net realized gains	-	(10,591,772)

Net fund share transactions (Note 5):
Class A	1,787,234	702,444,383
Class L	39,804,026	28,706,078
Class Y	(56,461,351)	511,700,007
Class S	50,101,472	29,889,731
Class N	14,728,249	9,840,998
Class Z	409,157,409	3,745,993

Increase (decrease) in net assets from fund share transactions	459,117,039	1,286,327,190

Total increase (decrease) in net assets	435,881,082	1,295,033,878
Net assets
Beginning of year	1,295,033,878	-

End of year	$1,730,914,960	$1,295,033,878

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$5,810,383	$1,211,526

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Fund commenced operations on July 6, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Strategic Balanced Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$5,372,712	$7,982,588	$966,827	$1,427,234
517,830	3,768,119	2,591,331	7,965,259
5,636,975	8,597,403	(4,536,507)	(1,368,360)

11,527,517	20,348,110	(978,349)	8,024,133

(1,100,211)	(2,603,914)	(137,924)	(113,111)
(832,875)	(2,117,201)	(718,330)	(586,440)
(1,037,415)	(1,550,402)	(392,828)	(377,596)
(2,573,933)	(2,541,242)	(99,993)	(81,256)
(25,291)	(43,794)	(8,861)	(5,377)
-	-	-	-

(5,569,725)	(8,856,553)	(1,357,936)	(1,163,780)

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

(14,990,222)	(11,327,824)	(2,329,447)	(1,971,430)
(16,259,064)	3,989,276	(4,918,641)	(5,414,537)
(2,272,720)	(32,826,007)	(3,317,012)	(9,282,310)
25,817,052	(3,634,476)	(264,895)	(526,100)
208	109,366	2,309	(94,468)
-	-	-	-

(7,704,746)	(43,689,665)	(10,827,686)	(17,288,845)

(1,746,954)	(32,198,108)	(13,163,971)	(10,428,492)

173,602,815	205,800,923	65,970,033	76,398,525

$171,855,861	$173,602,815	$52,806,062	$65,970,033

$-	$-	$373,270	$413,240

$(369,478)	$(486,683)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Diversified Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,893,768	$5,210,330
Net realized gain (loss) on investment transactions	7,255,870	12,504,222
Net change in unrealized appreciation (depreciation) on investments	(7,876,897)	17,771,906

Net increase (decrease) in net assets resulting from operations	4,272,741	35,486,458

Distributions to shareholders (Note 2):
From net investment income:
Class A	(300,437)	(462,360)
Class L	(146,181)	(650,600)
Class Y	(547,867)	(586,947)
Class S	(3,834,833)	(3,557,591)
Class N	(2,610)	(2,031)
Class Z	-	-

Total distributions from net investment income	(4,831,928)	(5,259,529)

Net fund share transactions (Note 5):
Class A	(8,070,006)	(16,131,883)
Class L	(31,539,709)	(6,110,281)
Class Y	(9,238,990)	(1,940,051)
Class S	27,135,621	(33,046,044)
Class N	5,076	(320,906)
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	(21,708,008)	(57,549,165)

Total increase (decrease) in net assets	(22,267,195)	(27,322,236)
Net assets
Beginning of year	293,199,577	320,521,813

End of year	$270,932,382	$293,199,577

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,041,594	$980,407

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund		MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$16,792,361	$11,956,117	$212,808	$238,034	$5,378,182	$5,080,841
14,910,627	51,382,855	2,750,368	3,220,707	61,647,483	35,746,690
(58,517,917)	71,136,836	(4,767,339)	701,616	(93,407,246)	39,786,230

(26,814,929)	134,475,808	(1,804,163)	4,160,357	(26,381,581)	80,613,761

(2,512,999)	(2,815,435)	(63,979)	(153,424)	(153,036)	(1,299,284)
(990,280)	(1,808,580)	-	(28,041)	(245,566)	(912,333)
(2,482,290)	(1,845,693)	(27,187)	(42,377)	(445,445)	(1,001,918)
(6,669,303)	(6,318,016)	(145,607)	(260,835)	(2,378,469)	(4,689,207)
(8,627)	(10,701)	(328)	(1,063)	-	(3,982)
(3,173,350)	-	-	-	-	-

(15,836,849)	(12,798,425)	(237,101)	(485,740)	(3,222,516)	(7,906,724)

2,443,910	20,790,026	(451,593)	(709,262)	(44,271,954)	(33,392,444)
(59,809,034)	(26,267,783)	(1,551,414)	72,649	(26,948,559)	(41,235,451)
27,740,899	(11,619,789)	209,347	(276,405)	(11,877,283)	(8,626,454)
(79,871,278)	(1,094,491)	(2,056,550)	(2,788,826)	(51,346,139)	(26,808,035)
(34,573)	(575,037)	(1,954)	(2,621)	(250,310)	(271,843)
193,073,485	100,100	-	-	-	-

83,543,409	(18,666,974)	(3,852,164)	(3,704,465)	(134,694,245)	(110,334,227)

40,891,631	103,010,409	(5,893,428)	(29,848)	(164,298,342)	(37,627,190)

1,091,921,002	988,910,593	32,753,616	32,783,464	693,753,392	731,380,582

$1,132,812,633	$1,091,921,002	$26,860,188	$32,753,616	$529,455,050	$693,753,392

$12,846,349	$11,874,953	$200,728	$224,285	$-	$-

$-	$-	$-	$-	$(842,998)	$(3,005,950)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Indexed Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$33,961,171	$29,258,523
Net realized gain (loss) on investment transactions	722,131	103,481
Net change in unrealized appreciation (depreciation) on investments	(1,442,684)	220,609,025

Net increase (decrease) in net assets resulting from operations	33,240,618	249,971,029

Distributions to shareholders (Note 2):
From net investment income:
Class A	(4,755,323)	(3,766,005)
Class L	(3,555,325)	(2,965,321)
Class Y	(4,078,831)	(4,361,501)
Class S	(7,161,450)	(6,798,157)
Class N	(37,490)	(29,012)
Class I	(14,064,540)	-
Class Z	(1,549)	(11,372,634)

Total distributions from net investment income	(33,654,508)	(29,292,630)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	34,247,275	28,149,995
Class L	14,854,167	24,507,864
Class Y	(46,928,584)	(44,723,205)
Class S	(34,207,169)	(7,886,501)
Class N	401,292	(560,301)
Class I	45,624,665	88,041,768
Class Z	55,374,020	-

Increase (decrease) in net assets from fund share transactions	69,365,666	87,529,620

Total increase (decrease) in net assets	68,951,776	308,208,019
Net assets
Beginning of year	1,971,724,462	1,663,516,443

End of year	$2,040,676,238	$1,971,724,462

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$7,673,486	$7,507,894

Distributions in excess of net investment income included in net assets at end of year	$-	$-

†	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund		MassMutual Select Blue Chip Growth Fund		MassMutual Select Large Cap Growth Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$428,440	$412,217	$9,295	$(495,637)	$33,851	$207,075
2,125,233	3,424,745	28,141,436	36,775,254	5,929,434	8,760,814
(6,163,728)	2,529,046	(18,726,012)	38,057,605	(8,616,441)	1,561,676

(3,610,055)	6,366,008	9,424,719	74,337,222	(2,653,156)	10,529,565

(107,797)	(32,209)	-	-	-	(1,530)
-	(95,654)	-	-	-	(57,357)
(44,038)	(17,570)	-	(38,237)	-	(0)†
(259,481)	(95,062)	(4,344)	(119,015)	(35,998)	(210,278)
(261)	-	-	-	-	(1)
-	-	-	-	-	-
-	-	-	-	-	-

(411,577)	(240,495)	(4,344)	(157,252)	(35,998)	(269,166)

-	-	-	-	(204,409)	-
-	-	-	-	(6,747)	-
-	-	-	-	(15)	-
-	-	-	-	(6,369,030)	-

-	-	-	-	(6,580,201)	-

(6,478,016)	706,096	8,541,616	(11,986,284)	(356,867)	(1,777,439)
(18,532,338)	15,038,670	(17,459,831)	(61,115,730)	(19,661,039)	2,621,470
107,209	(1,882,555)	45,229,167	(3,037,856)	15	(12,320,632)
8,373,489	14,627,631	101,900,549	(29,982,051)	20,359,597	(13,651,904)
2,379	8,667	(278,873)	(484,011)	(1,335)	1
-	-	-	-	-	-
-	-	-	-	-	-

(16,527,277)	28,498,509	137,932,628	(106,605,932)	340,371	(25,128,504)

(20,548,909)	34,624,022	147,353,003	(32,425,962)	(8,928,984)	(14,868,105)

69,670,330	35,046,308	530,395,507	562,821,469	69,329,281	84,197,386

$49,121,421	$69,670,330	$677,748,510	$530,395,507	$60,400,297	$69,329,281

$421,138	$406,155	$(143,323)	$(149,296)	$-	$-

$-	$-	$-	$-	$(11,156)	$(9,519)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Growth Opportunities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,009,250)	$(625,569)
Net realized gain (loss) on investment transactions	21,286,399	14,126,238
Net change in unrealized appreciation (depreciation) on investments	(4,526,779)	38,731,532

Net increase (decrease) in net assets resulting from operations	15,750,370	52,232,201

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(4,758,506)	(16,272,430)
Class L	(28,835,541)	(16,886,180)
Class Y	6,494,578	(3,600,429)
Class S	11,550,727	16,272,210
Class N	(7,760)	(67,077)
Class Z	100,100	-

Increase (decrease) in net assets from fund share transactions	(15,456,402)	(20,553,906)

Total increase (decrease) in net assets	293,968	31,678,295
Net assets
Beginning of year	341,304,486	309,626,191

End of year	$341,598,454	$341,304,486

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(81,334)	$(72,706)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund		MassMutual Select Focused Value Fund		MassMutual Select Mid-Cap Value Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$36,667	$5,782	$3,565,677	$2,535,032	$1,613,807	$1,553,879
8,320,498	2,759,023	51,427,499	60,824,925	7,653,549	16,736,608
(6,895,628)	5,252,865	(54,597,347)	47,595,902	(14,049,154)	8,184,000

1,461,537	8,017,670	395,829	110,955,859	(4,781,798)	26,474,487

-	-	(559,660)	(533,664)	(20,969)	(40,096)
-	-	(392,187)	(447,614)	-	(420,368)
(1,143)	-	(782,449)	(408,713)	(15,668)	(12,268)
(31,840)	-	(3,730,426)	(1,826,976)	(1,448,964)	(1,121,561)
-	-	-	-	(195)	(362)
-	-	(689,734)	-	(1,144)	-

(32,983)	-	(6,154,456)	(3,216,967)	(1,486,940)	(1,594,655)

-	-	(2,775,516)	-	-	-
-	-	(1,124,357)	-	-	-
-	-	(1,148,482)	-	-	-
-	-	(5,082,289)	-	-	-
-	-	(27,306)	-	-	-
-	-	(755,800)	-	-	-

-	-	(10,913,750)	-	-	-

(4,441,086)	(2,009,898)	(23,582,478)	(20,413,988)	(1,115,670)	(1,594,656)
113,480	(1,104,878)	(28,426,517)	(26,139,153)	(38,452,013)	(2,815,411)
169,263	(1,369,324)	(7,099,211)	(5,380,544)	563,093	444,550
(1,383,156)	(2,424,765)	(67,072,449)	(2,613,634)	44,915,358	4,877,630
(10,446)	(35,828)	(412,783)	(1,143,746)	2,923	7,280
-	-	86,157,244	100,100	131,597	-

(5,551,945)	(6,944,693)	(40,436,194)	(55,590,965)	6,045,288	919,393

(4,123,391)	1,072,977	(57,108,571)	52,147,927	(223,450)	25,799,225

49,484,791	48,411,814	642,529,719	590,381,792	141,007,598	115,208,373

$45,361,400	$49,484,791	$585,421,148	$642,529,719	$140,784,148	$141,007,598

$-	$3,864	$-	$2,426,392	$146,933	$-

$(6,563)	$-	$(140,277)	$-	$-	$(20,359)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Value Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$288,319	$500,788
Net realized gain (loss) on investment transactions	4,980,718	6,686,949
Net change in unrealized appreciation (depreciation) on investments	(8,862,352)	14,640,844

Net increase (decrease) in net assets resulting from operations	(3,593,315)	21,828,581

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(12,182)
Class L	-	(79,629)
Class Y	(6,291)	(22,330)
Class S	(293,188)	(427,443)
Class N	-	(2)
Class Z	-	-

Total distributions from net investment income	(299,479)	(541,586)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(2,672,434)	(1,838,365)
Class L	(19,543,503)	(8,938,608)
Class Y	(1,636,001)	(806,206)
Class S	27,772,977	(7,019,207)
Class N	(855)	785
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	3,920,184	(18,601,601)

Total increase (decrease) in net assets	27,390	2,685,394
Net assets
Beginning of year	102,054,804	99,369,410

End of year	$102,082,194	$102,054,804

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(19,055)	$(16,598)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund		MassMutual Select Mid Cap Growth Equity II Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$601,337	$1,786,488	$(9,024,448)	$(6,278,382)
27,293,759	24,420,431	152,403,254	107,321,094
(44,462,668)	75,654,097	(180,595,870)	231,194,153

(16,567,572)	101,861,016	(37,217,064)	332,236,865

-	(407,093)	-	-
(2,061)	(283,149)	-	-
(105,624)	(427,264)	-	-
(634,604)	(2,189,361)	-	-
-	(377)	-	-
(149,721)	(883)	-	-

(892,010)	(3,308,127)	-	-

(4,147,809)	-	(26,822,892)	-
(1,442,392)	-	(26,462,377)	-
(2,093,371)	-	(14,755,278)	-
(9,838,562)	-	(36,981,100)	-
(28,268)	-	(169,444)	-
(1,180,400)	-	(8,814,029)	-

(18,730,802)	-	(114,005,120)	-

(11,356,932)	5,534,381	(15,935,524)	(7,177,495)
(14,194,301)	(10,467,053)	(85,822,166)	(10,418,766)
(9,803,483)	(24,114,814)	(4,732,352)	1,155,788
(59,860,932)	21,495,362	(49,654,197)	63,360,626
(95,674)	(991,356)	(170,138)	(193,827)
48,334,998	100,101	165,647,819	100,100

(46,976,324)	(8,443,379)	9,333,442	46,826,426

(83,166,708)	90,109,510	(141,888,742)	379,063,291

547,060,345	456,950,835	1,578,387,807	1,199,324,516

$463,893,637	$547,060,345	$1,436,499,065	$1,578,387,807

$-	$-	$(2,860,904)	$(2,583,181)

$(854,965)	$(642,356)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,131,768)	$(3,569,627)
Net realized gain (loss) on investment transactions	74,422,799	76,727,056
Net change in unrealized appreciation (depreciation) on investments	(117,295,098)	72,499,099

Net increase (decrease) in net assets resulting from operations	(48,004,067)	145,656,528

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class A	(10,146,346)	(818,370)
Class L	(6,715,545)	(529,753)
Class Y	(9,197,341)	(698,464)
Class S	(67,833,572)	(4,770,852)
Class N	(63,501)	(4,165)
Class Z	(4,327,592)	(893)

Total distributions from net realized gains	(98,283,897)	(6,822,497)

Net fund share transactions (Note 5):
Class A	(5,398,513)	222,564
Class L	(1,749,646)	(9,609,360)
Class Y	(3,408,667)	(20,277,882)
Class S	(46,065,313)	217,526,492
Class N	54,790	(131,731)
Class Z	125,943,537	100,101

Increase (decrease) in net assets from fund share transactions	69,376,188	187,830,184

Total increase (decrease) in net assets	(76,911,776)	326,664,215
Net assets
Beginning of year	812,292,705	485,628,490

End of year	$735,380,929	$812,292,705

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(150,919)	$(122,676)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MassMutual Select Overseas Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(541,556)	$(424,405)	$3,260,334	$1,992,817	$9,012,969	$5,872,435
9,857,512	8,130,953	(5,371,337)	1,246,091	10,324,003	12,170,839
(10,856,767)	8,202,776	(23,331,437)	4,498,203	(93,650,679)	39,340,394

(1,540,811)	15,909,324	(25,442,440)	7,737,111	(74,313,707)	57,383,668

-	-	(22,612)	(34,777)	(761,666)	(635,208)
-	-	(26,064)	(974,079)	(836,110)	(1,970,244)
-	-	(65)	(227,471)	(1,330,265)	(1,300,895)
-	-	(3,731,253)	(3,194,917)	(2,580,694)	(3,676,942)
-	-	(1,339)	(1,801)	(2,057)	-
-	-	-	-	(3,616,127)	-

-	-	(3,781,333)	(4,433,045)	(9,126,919)	(7,583,289)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(3,936,674)	(3,575,503)	(182,441)	(442,174)	(8,573,900)	(9,526,008)
(12,540,409)	2,657,883	(29,671,220)	(249,076)	(116,004,923)	(15,346,826)
(353,528)	(2,476,635)	(6,151,446)	294,028	4,089,702	(23,218,194)
10,661,922	1,616,328	44,525,090	7,259,667	(155,177,848)	(3,780,126)
1,771	34,320	(78)	(1,130)	38,708	(755,384)
-	-	-	-	276,472,638	100,100

(6,166,918)	(1,743,607)	8,519,905	6,861,315	844,377	(52,526,438)

(7,707,729)	14,165,717	(20,703,868)	10,165,381	(82,596,249)	(2,726,059)

63,841,142	49,675,425	144,802,919	134,637,538	568,645,504	571,371,563

$56,133,413	$63,841,142	$124,099,051	$144,802,919	$486,049,255	$568,645,504

$(19,290)	$(17,705)	$-	$-	$3,099,103	$8,511,920

$-	$-	$(512,686)	$(930,296)	$-	$-

MassMutual Select PIMCO Total Return Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.09	$0.28	$(0.08)	$0.20	$(0.30)	$-	$(0.30)	$9.99	2.03%		$703,315	0.85%		2.71%		442%
12/31/10 +	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	**	708,198	0.87%	*	2.34%	*	299%	**
Class L
12/31/11	$10.07	$0.29	$(0.08)	$0.21	$(0.33)	$-	$(0.33)	$9.95	2.13%		$66,880	0.75%		2.87%		442%
12/31/10 +	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	**	27,909	0.77%	*	2.57%	*	299%	**
Class Y
12/31/11	$10.09	$0.30	$(0.08)	$0.22	$(0.32)	$-	$(0.32)	$9.99	2.21%		$454,979	0.67%		2.89%		442%
12/31/10 +	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	**	516,171	0.69%	*	2.51%	*	299%	**
Class S
12/31/11	$10.07	$0.31	$(0.07)	$0.24	$(0.34)	$-	$(0.34)	$9.97	2.37%		$79,275	0.55%		3.02%		442%
12/31/10 +	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	**	29,273	0.57%	*	2.77%	*	299%	**
Class N
12/31/11	$10.08	$0.26	$(0.07)	$0.19	$(0.30)	$-	$(0.30)	$9.97	1.77%		$24,105	1.10%		2.50%		442%
12/31/10 +	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	**	9,825	1.12%	*	2.12%	*	299%	**
Class Z
12/31/11	$10.09	$0.33	$(0.09)	$0.24	$(0.35)	$-	$(0.35)	$9.98	2.41%		$402,361	0.40%		3.26%		442%
12/31/10 +	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	**	3,658	0.42%	*	3.15%	*	299%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
+	For the period July 6, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.56	$0.26	$0.34	$0.60	$(0.27)	$-	$(0.27)	$9.89	6.23%		$40,971	1.11%	N/A		2.68%	669%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	-	(0.48)	9.56	10.00%		54,043	1.11%	N/A		3.68%	267%
12/31/09	8.37	0.45	1.09	1.54	(0.77)	-	(0.77)	9.14	18.39%		62,233	1.11%	N/A		5.02%	66%
12/31/08	10.00	0.51	(1.39)	(0.88)	(0.49)	(0.26)	(0.75)	8.37	(8.60%	)	67,723	1.10%	1.07%	#	5.25%	74%
12/31/07	9.99	0.46	(0.08)	0.38	(0.37)	-	(0.37)	10.00	3.95%		82,172	1.09%	1.00%	#	4.59%	248%
Class L
12/31/11	$9.58	$0.29	$0.33	$0.62	$(0.30)	$-	$(0.30)	$9.90	6.43%		$26,987	0.86%	N/A		2.90%	669%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	-	(0.51)	9.58	10.34%		41,764	0.86%	N/A		3.88%	267%
12/31/09	8.39	0.47	1.10	1.57	(0.80)	-	(0.80)	9.16	18.70%		36,382	0.86%	N/A		5.06%	66%
12/31/08	10.03	0.55	(1.41)	(0.86)	(0.52)	(0.26)	(0.78)	8.39	(8.42%	)	20,994	0.85%	0.82%	#	5.68%	74%
12/31/07	10.01	0.49	(0.08)	0.41	(0.39)	-	(0.39)	10.03	4.23%		29,782	0.84%	0.75%	#	4.83%	248%
Class Y
12/31/11	$9.61	$0.31	$0.33	$0.64	$(0.33)	$-	$(0.33)	$9.92	6.54%		$27,303	0.71%	N/A		3.08%	669%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	-	(0.51)	9.61	10.46%		28,610	0.71%	N/A		4.12%	267%
12/31/09	8.40	0.49	1.10	1.59	(0.81)	-	(0.81)	9.18	18.90%		56,838	0.71%	N/A		5.41%	66%
12/31/08	10.04	0.56	(1.41)	(0.85)	(0.53)	(0.26)	(0.79)	8.40	(8.30%	)	63,385	0.70%	N/A		5.73%	74%
12/31/07	10.02	0.49	(0.08)	0.41	(0.39)	-	(0.39)	10.04	4.26%		150,260	0.69%	N/A		4.87%	248%
Class S
12/31/11	$9.60	$0.31	$0.33	$0.64	$(0.33)	$-	$(0.33)	$9.91	6.61%		$75,607	0.66%	N/A		3.14%	669%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	-	(0.53)	9.60	10.51%		48,222	0.66%	N/A		4.10%	267%
12/31/09	8.40	0.50	1.09	1.59	(0.81)	-	(0.81)	9.18	18.95%		49,528	0.66%	N/A		5.54%	66%
12/31/08	10.04	0.56	(1.40)	(0.84)	(0.54)	(0.26)	(0.80)	8.40	(8.19%	)	53,079	0.65%	N/A		5.78%	74%
12/31/07	10.02	0.50	(0.08)	0.42	(0.40)	-	(0.40)	10.04	4.32%		104,158	0.64%	N/A		4.93%	248%
Class N
12/31/11	$9.55	$0.23	$0.33	$0.56	$(0.26)	$-	$(0.26)	$9.85	5.80%		$988	1.41%	N/A		2.37%	669%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	-	(0.46)	9.55	9.70%		963	1.41%	N/A		3.33%	267%
12/31/09	8.37	0.42	1.09	1.51	(0.74)	-	(0.74)	9.14	17.95%		820	1.41%	N/A		4.70%	66%
12/31/08	9.96	0.46	(1.37)	(0.91)	(0.42)	(0.26)	(0.68)	8.37	(8.86%	)	758	1.40%	1.35%	#	4.72%	74%
12/31/07	9.96	0.43	(0.08)	0.35	(0.35)	-	(0.35)	9.96	3.62%		3,560	1.39%	1.30%	#	4.28%	248%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$10.35	$0.12	$(0.35)	$(0.23)	$(0.21)	$-	$-		$(0.21)	$9.91	(2.14%	)	$5,106	1.44%	N/A		1.15%	269%
12/31/10	9.41	0.17	0.91	1.08	(0.14)	-	-		(0.14)	10.35	11.78%		7,732	1.41%	N/A		1.75%	281%
12/31/09	7.46	0.20	1.95	2.15	(0.20)	-	-		(0.20)	9.41	28.52%		8,924	1.36%	N/A		2.50%	89%
12/31/08	10.86	0.27	(3.15)	(2.88)	(0.48)	(0.04)	(0.00	) †	(0.52)	7.46	(26.48%	)	13,400	1.28%	N/A		2.70%	111%
12/31/07	11.42	0.26	(0.01)	0.25	(0.25)	(0.56)	-		(0.81)	10.86	2.20%		27,308	1.24%	1.24%	##	2.25%	113%
Class L
12/31/11	$10.34	$0.16	$(0.37)	$(0.21)	$(0.24)	$-	$-		$(0.24)	$9.89	(1.92%	)	$29,095	1.19%	N/A		1.59%	269%
12/31/10	9.40	0.19	0.92	1.11	(0.17)	-	-		(0.17)	10.34	11.97%		35,220	1.16%	N/A		1.99%	281%
12/31/09	7.47	0.22	1.94	2.16	(0.23)	-	-		(0.23)	9.40	28.77%		37,320	1.11%	N/A		2.71%	89%
12/31/08	10.88	0.31	(3.17)	(2.86)	(0.51)	(0.04)	(0.00	) †	(0.55)	7.47	(26.17%	)	41,913	1.03%	N/A		3.19%	111%
12/31/07	11.45	0.29	(0.02)	0.27	(0.28)	(0.56)	-		(0.84)	10.88	2.42%		78,846	0.99%	0.99%	##	2.50%	113%
Class Y
12/31/11	$10.33	$0.18	$(0.37)	$(0.19)	$(0.26)	$-	$-		$(0.26)	$9.88	(1.67%	)	$14,401	1.04%	N/A		1.74%	269%
12/31/10	9.39	0.21	0.91	1.12	(0.18)	-	-		(0.18)	10.33	12.09%		18,362	1.01%	N/A		2.15%	281%
12/31/09	7.46	0.24	1.93	2.17	(0.24)	-	-		(0.24)	9.39	29.15%		25,323	0.96%	N/A		2.90%	89%
12/31/08	10.86	0.33	(3.17)	(2.84)	(0.52)	(0.04)	(0.00	) †	(0.56)	7.46	(26.19%	)	28,906	0.88%	N/A		3.29%	111%
12/31/07	11.45	0.31	(0.02)	0.29	(0.32)	(0.56)	-		(0.88)	10.86	2.68%		78,883	0.84%	0.84%	##	2.64%	113%
Class S
12/31/11	$10.29	$0.18	$(0.36)	$(0.18)	$(0.27)	$-	$-		$(0.27)	$9.84	(1.70%	)	$3,749	0.99%	N/A		1.79%	269%
12/31/10	9.35	0.20	0.93	1.13	(0.19)	-	-		(0.19)	10.29	12.13%		4,182	0.96%	N/A		2.06%	281%
12/31/09	7.44	0.24	1.92	2.16	(0.25)	-	-		(0.25)	9.35	29.20%		4,309	0.91%	N/A		2.84%	89%
12/31/08	10.85	0.33	(3.16)	(2.83)	(0.53)	(0.04)	(0.01)		(0.58)	7.44	(26.12%	)	11,176	0.83%	N/A		3.35%	111%
12/31/07	11.45	0.32	(0.02)	0.30	(0.34)	(0.56)	-		(0.90)	10.85	2.69%		29,026	0.79%	0.79%	##	2.74%	113%
Class N
12/31/11	$10.29	$0.09	$(0.34)	$(0.25)	$(0.19)	$-	$-		$(0.19)	$9.85	(2.37%	)	$454	1.74%	N/A		0.85%	269%
12/31/10	9.36	0.14	0.91	1.05	(0.12)	-	-		(0.12)	10.29	11.33%		474	1.71%	N/A		1.44%	281%
12/31/09	7.45	0.18	1.92	2.10	(0.19)	-	-		(0.19)	9.36	28.15%		522	1.66%	N/A		2.15%	89%
12/31/08	10.82	0.23	(3.11)	(2.88)	(0.45)	(0.04)	(0.00	) †	(0.49)	7.45	(26.67%	)	424	1.58%	N/A		2.37%	111%
12/31/07	11.41	0.23	(0.02)	0.21	(0.24)	(0.56)	-		(0.80)	10.82	1.87%		894	1.54%	1.54%	##	1.99%	113%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$8.90	$0.11	$(0.04)	$0.07	$(0.11)	$-	$-		$(0.11)	$8.86	0.83%		$24,863	1.09%	1.26%	36%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	-	-		(0.12)	8.90	11.96%		32,870	1.10%	1.34%	130%
12/31/09	6.83	0.12	1.22	1.34	(0.11)	-	-		(0.11)	8.06	19.57%		45,592	1.10%	1.73%	68%
12/31/08	12.02	0.21	(5.15)	(4.94)	(0.23)	(0.02)	(0.00	) †	(0.25)	6.83	(41.03%	)	52,940	1.09%	2.12%	17%
12/31/07	13.08	0.22	(0.59)	(0.37)	(0.21)	(0.48)	-		(0.69)	12.02	(2.90%	)	108,293	1.08%	1.64%	17%
Class L
12/31/11	$8.92	$0.14	$(0.04)	$0.10	$(0.12)	$-	$-		$(0.12)	$8.90	1.17%		$9,809	0.80%	1.52%	36%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	-	-		(0.15)	8.92	12.35%		40,298	0.81%	1.63%	130%
12/31/09	6.85	0.14	1.22	1.36	(0.13)	-	-		(0.13)	8.08	19.85%		42,209	0.81%	2.06%	68%
12/31/08	12.07	0.24	(5.17)	(4.93)	(0.27)	(0.02)	(0.00	) †	(0.29)	6.85	(40.83%	)	44,160	0.80%	2.41%	17%
12/31/07	13.13	0.26	(0.61)	(0.35)	(0.23)	(0.48)	-		(0.71)	12.07	(2.67%	)	86,154	0.79%	1.93%	17%
Class Y
12/31/11	$8.92	$0.15	$(0.05)	$0.10	$(0.15)	$-	$-		$(0.15)	$8.87	1.25%		$23,925	0.69%	1.69%	36%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	-	-		(0.16)	8.92	12.45%		33,138	0.70%	1.78%	130%
12/31/09	6.85	0.15	1.21	1.36	(0.13)	-	-		(0.13)	8.08	19.92%		31,928	0.70%	2.26%	68%
12/31/08	12.07	0.25	(5.17)	(4.92)	(0.28)	(0.02)	(0.00	) †	(0.30)	6.85	(40.74%	)	54,181	0.69%	2.49%	17%
12/31/07	13.12	0.27	(0.59)	(0.32)	(0.25)	(0.48)	-		(0.73)	12.07	(2.51%	)	132,425	0.68%	2.01%	17%
Class S
12/31/11	$8.92	$0.16	$(0.05)	$0.11	$(0.16)	$-	$-		$(0.16)	$8.87	1.37%		$212,076	0.59%	1.79%	36%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	-	-		(0.17)	8.92	12.56%		186,639	0.60%	1.86%	130%
12/31/09	6.85	0.15	1.23	1.38	(0.15)	-	-		(0.15)	8.08	20.10%		200,237	0.60%	2.20%	68%
12/31/08	12.09	0.26	(5.19)	(4.93)	(0.29)	(0.02)	(0.00	) †	(0.31)	6.85	(40.73%	)	153,801	0.59%	2.61%	17%
12/31/07	13.14	0.28	(0.59)	(0.31)	(0.26)	(0.48)	-		(0.74)	12.09	(2.39%	)	316,945	0.58%	2.12%	17%
Class N
12/31/11	$8.94	$0.09	$(0.04)	$0.05	$(0.09)	$-	$-		$(0.09)	$8.90	0.63%		$259	1.40%	0.98%	36%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	-	-		(0.07)	8.94	11.63%		255	1.41%	0.93%	130%
12/31/09	6.85	0.10	1.21	1.31	(0.08)	-	-		(0.08)	8.08	19.07%		556	1.41%	1.41%	68%
12/31/08	12.02	0.18	(5.14)	(4.96)	(0.19)	(0.02)	(0.00	) †	(0.21)	6.85	(41.28%	)	620	1.40%	1.78%	17%
12/31/07	13.09	0.18	(0.60)	(0.42)	(0.17)	(0.48)	-		(0.65)	12.02	(3.15%	)	2,486	1.39%	1.33%	17%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.36	$0.12	$(0.40)	$(0.28)	$(0.09)		$-	$(0.09)		$9.99	(2.65%	)	$284,989	1.38%		1.24%	#	1.19%		14%
12/31/10	9.24	0.09	1.13	1.22	(0.10)		-	(0.10)		10.36	13.46%		293,195	1.25%		1.24%	#	0.91%		30%
12/31/09	7.48	0.10	1.66	1.76	(0.00	) †	-	(0.00	) †	9.24	23.53%		241,206	1.24%		N/A		1.24%		47%
12/31/08	11.76	0.14	(4.14)	(4.00)	(0.15)		(0.13)	(0.28)		7.48	(34.22%	)	176,524	1.24%		N/A		1.44%		53%
12/31/07	12.28	0.12	0.84	0.96	(0.11)		(1.37)	(1.48)		11.76	7.93%		283,159	1.23%		N/A		0.94%		37%
Class L
12/31/11	$10.45	$0.15	$(0.41)	$(0.26)	$(0.10)		$-	$(0.10)		$10.09	(2.39%	)	$100,173	1.13%		0.98%	#	1.41%		14%
12/31/10	9.31	0.11	1.14	1.25	(0.11)		-	(0.11)		10.45	13.71%		162,055	1.00%		0.99%	#	1.15%		30%
12/31/09	7.52	0.12	1.67	1.79	(0.00	) †	-	(0.00	) †	9.31	23.81%		168,790	0.99%		N/A		1.50%		47%
12/31/08	11.82	0.17	(4.17)	(4.00)	(0.17)		(0.13)	(0.30)		7.52	(34.04%	)	141,302	0.99%		N/A		1.68%		53%
12/31/07	12.33	0.15	0.85	1.00	(0.14)		(1.37)	(1.51)		11.82	8.22%		264,796	0.98%		N/A		1.18%		37%
Class Y
12/31/11	$10.46	$0.17	$(0.41)	$(0.24)	$(0.17)		$-	$(0.17)		$10.05	(2.20%	)	$154,312	0.98%		0.84%	#	1.60%		14%
12/31/10	9.33	0.12	1.14	1.26	(0.13)		-	(0.13)		10.46	13.81%		133,797	0.85%		0.84%	#	1.30%		30%
12/31/09	7.52	0.13	1.68	1.81	(0.00	) †	-	(0.00	) †	9.33	24.07%		129,536	0.84%		N/A		1.63%		47%
12/31/08	11.84	0.18	(4.18)	(4.00)	(0.19)		(0.13)	(0.32)		7.52	(33.97%	)	92,098	0.84%		N/A		1.85%		53%
12/31/07	12.34	0.17	0.86	1.03	(0.16)		(1.37)	(1.53)		11.84	8.37%		135,962	0.83%		N/A		1.33%		37%
Class S
12/31/11	$10.49	$0.17	$(0.42)	$(0.25)	$(0.17)		$-	$(0.17)		$10.07	(2.29%	)	$407,353	0.94%		0.80%	#	1.62%		14%
12/31/10	9.35	0.13	1.14	1.27	(0.13)		-	(0.13)		10.49	13.91%		500,716	0.81%		0.80%	#	1.35%		30%
12/31/09	7.53	0.13	1.69	1.82	(0.00	) †	-	(0.00	) †	9.35	24.17%		446,975	0.80%		N/A		1.68%		47%
12/31/08	11.85	0.19	(4.18)	(3.99)	(0.20)		(0.13)	(0.33)		7.53	(33.98%	)	357,433	0.80%		N/A		1.88%		53%
12/31/07	12.36	0.18	0.85	1.03	(0.17)		(1.37)	(1.54)		11.85	8.50%		560,524	0.79%		N/A		1.38%		37%
Class N
12/31/11	$10.25	$0.09	$(0.40)	$(0.31)	$(0.04)		$-	$(0.04)		$9.90	(2.95%	)	$1,951	1.68%		1.54%	#	0.89%		14%
12/31/10	9.13	0.06	1.11	1.17	(0.05)		-	(0.05)		10.25	12.97%		2,051	1.55%		1.54%	#	0.60%		30%
12/31/09	7.41	0.07	1.65	1.72	(0.00	) †	-	(0.00	) †	9.13	23.21%		2,403	1.54%		N/A		0.95%		47%
12/31/08	11.66	0.11	(4.10)	(3.99)	(0.13)		(0.13)	(0.26)		7.41	(34.42%	)	2,063	1.54%		N/A		1.15%		53%
12/31/07	12.20	0.08	0.85	0.93	(0.10)		(1.37)	(1.47)		11.66	7.68%		2,807	1.53%		N/A		0.65%		37%
Class Z
12/31/11	$10.48	$0.20	$(0.43)	$(0.23)	$(0.21)		$-	$(0.21)		$10.04	(2.06%	)	$184,034	0.75%		0.60%	#	2.00%		14%
12/31/10 +	9.82	0.03	0.63	0.66	-		-	-		10.48	6.72%	**	107	0.75%	*	0.65%	*#	1.98%	*	30%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$7.38	$0.03	$(0.54)	$(0.51)	$(0.04)	$-	$-		$(0.04)	$6.83	(6.85%	)	$10,300	1.41%	0.45%	108%
12/31/10	6.58	0.03	0.86	0.89	(0.09)	-	-		(0.09)	7.38	13.87%		11,553	1.39%	0.50%	76%
12/31/09	5.39	0.06	1.13	1.19	-	-	-		-	6.58	22.08%		10,965	1.41%	1.04%	142%
12/31/08	9.08	0.10	(3.59)	(3.49)	(0.10)	(0.10)	(0.00	) †	(0.20)	5.39	(38.67%	)	9,563	1.34%	1.30%	194%
12/31/07	10.07	0.08	0.26	0.34	(0.08)	(1.25)	-		(1.33)	9.08	3.45%		19,179	1.31%	0.76%	145%
Class L
12/31/11	$7.40	$0.04	$(0.53)	$(0.49)	$-	$-	$-		$-	$6.91	(6.62%	)	$429	1.15%	0.56%	108%
12/31/10	6.60	0.05	0.85	0.90	(0.10)	-	-		(0.10)	7.40	14.01%		1,991	1.14%	0.75%	76%
12/31/09	5.39	0.07	1.14	1.21	-	-	-		-	6.60	22.45%		1,689	1.15%	1.31%	142%
12/31/08	9.08	0.11	(3.58)	(3.47)	(0.12)	(0.10)	(0.00	) †	(0.22)	5.39	(38.48%	)	7,309	1.09%	1.53%	194%
12/31/07	10.08	0.11	0.25	0.36	(0.11)	(1.25)	-		(1.36)	9.08	3.70%		12,234	1.06%	1.04%	145%
Class Y
12/31/11	$7.45	$0.06	$(0.54)	$(0.48)	$(0.07)	$-	$-		$(0.07)	$6.90	(6.36%	)	$2,683	1.01%	0.86%	108%
12/31/10	6.64	0.06	0.87	0.93	(0.12)	-	-		(0.12)	7.45	14.34%		2,673	0.99%	0.89%	76%
12/31/09	5.42	0.08	1.14	1.22	-	-	-		-	6.64	22.51%		2,664	1.01%	1.46%	142%
12/31/08	9.15	0.13	(3.62)	(3.49)	(0.14)	(0.10)	(0.00	) †	(0.24)	5.42	(38.45%	)	2,000	0.94%	1.73%	194%
12/31/07	10.14	0.12	0.26	0.38	(0.12)	(1.25)	-		(1.37)	9.15	3.87%		2,913	0.90%	1.14%	145%
Class S
12/31/11	$7.43	$0.07	$(0.54)	$(0.47)	$(0.08)	$-	$-		$(0.08)	$6.88	(6.34%	)	$13,356	0.96%	0.91%	108%
12/31/10	6.62	0.06	0.87	0.93	(0.12)	-	-		(0.12)	7.43	14.38%		16,434	0.94%	0.94%	76%
12/31/09	5.41	0.08	1.13	1.21	-	-	-		-	6.62	22.37%		17,371	0.95%	1.54%	142%
12/31/08	9.12	0.13	(3.60)	(3.47)	(0.14)	(0.10)	(0.00	) †	(0.24)	5.41	(38.33%	)	26,225	0.89%	1.76%	194%
12/31/07	10.12	0.13	0.25	0.38	(0.13)	(1.25)	-		(1.38)	9.12	3.80%		48,593	0.86%	1.23%	145%
Class N
12/31/11	$7.36	$0.01	$(0.53)	$(0.52)	$(0.02)	$-	$-		$(0.02)	$6.82	(6.99%	)	$93	1.71%	0.16%	108%
12/31/10	6.57	0.01	0.86	0.87	(0.08)	-	-		(0.08)	7.36	13.43%		102	1.69%	0.20%	76%
12/31/09	5.40	0.04	1.13	1.17	-	-	-		-	6.57	21.67%		94	1.71%	0.75%	142%
12/31/08	9.09	0.07	(3.58)	(3.51)	(0.08)	(0.10)	(0.00	) †	(0.18)	5.40	(38.86%	)	77	1.64%	1.02%	194%
12/31/07	10.09	0.05	0.25	0.30	(0.05)	(1.25)	-		(1.30)	9.09	3.10%		130	1.61%	0.48%	145%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$10.54	$0.05	$(0.55)	$(0.50)	$(0.01)	$-	$-		$(0.01)	$10.03	(4.70%	)	$104,872	1.26%	0.51%	10%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	-		(0.09)	10.54	12.48%		155,189	1.26%	0.42%	10%
12/31/09	7.25	0.04	2.19	2.23	(0.03)	-	-		(0.03)	9.45	30.82%		172,363	1.27%	0.46%	12%
12/31/08	12.53	0.06	(5.04)	(4.98)	(0.07)	(0.23)	(0.00	) †	(0.30)	7.25	(39.96%	)	193,387	1.26%	0.53%	17%
12/31/07	12.84	0.08	0.43	0.51	(0.09)	(0.73)	-		(0.82)	12.53	4.04%		382,049	1.25%	0.63%	8%
Class L
12/31/11	$10.57	$0.08	$(0.54)	$(0.46)	$(0.05)	$-	$-		$(0.05)	$10.06	(4.37%	)	$48,977	1.01%	0.77%	10%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	-		(0.11)	10.57	12.81%		78,893	1.01%	0.65%	10%
12/31/09	7.27	0.05	2.21	2.26	(0.06)	-	-		(0.06)	9.47	31.12%		110,367	1.02%	0.70%	12%
12/31/08	12.59	0.08	(5.08)	(5.00)	(0.09)	(0.23)	(0.00	) †	(0.32)	7.27	(39.85%	)	119,982	1.01%	0.78%	17%
12/31/07	12.88	0.12	0.44	0.56	(0.12)	(0.73)	-		(0.85)	12.59	4.39%		230,678	1.00%	0.89%	8%
Class Y
12/31/11	$10.60	$0.10	$(0.56)	$(0.46)	$(0.07)	$-	$-		$(0.07)	$10.07	(4.34%	)	$65,751	0.86%	0.91%	10%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	-		(0.13)	10.60	12.98%		81,805	0.86%	0.82%	10%
12/31/09	7.29	0.06	2.23	2.29	(0.08)	-	-		(0.08)	9.50	31.39%		82,157	0.87%	0.82%	12%
12/31/08	12.62	0.10	(5.09)	(4.99)	(0.10)	(0.23)	(0.01)		(0.34)	7.29	(39.72%	)	61,599	0.86%	0.93%	17%
12/31/07	12.91	0.14	0.44	0.58	(0.14)	(0.73)	-		(0.87)	12.62	4.53%		136,253	0.85%	1.05%	8%
Class S
12/31/11	$10.60	$0.10	$(0.54)	$(0.44)	$(0.08)	$-	$-		$(0.08)	$10.08	(4.15%	)	$309,422	0.77%	1.00%	10%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	-		(0.14)	10.60	13.08%		377,131	0.77%	0.91%	10%
12/31/09	7.29	0.07	2.22	2.29	(0.08)	-	-		(0.08)	9.50	31.48%		365,567	0.78%	0.92%	12%
12/31/08	12.64	0.11	(5.11)	(5.00)	(0.11)	(0.23)	(0.01)		(0.35)	7.29	(39.73%	)	334,045	0.77%	1.02%	17%
12/31/07	12.93	0.15	0.45	0.60	(0.16)	(0.73)	-		(0.89)	12.64	4.68%		655,609	0.76%	1.11%	8%
Class N
12/31/11	$10.44	$0.02	$(0.53)	$(0.51)	$-	$-	$-		$-	$9.93	(4.89%	)	$434	1.55%	0.22%	10%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	-		(0.06)	10.44	12.20%		735	1.56%	0.12%	10%
12/31/09	7.20	0.01	2.18	2.19	(0.03)	-	-		(0.03)	9.36	30.36%		926	1.57%	0.10%	12%
12/31/08	12.47	0.03	(5.02)	(4.99)	(0.05)	(0.23)	(0.00	) †	(0.28)	7.20	(40.18%	)	573	1.56%	0.25%	17%
12/31/07	12.71	0.06	0.43	0.49	-	(0.73)	-		(0.73)	12.47	3.90%		569	1.55%	0.46%	8%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$11.52	$0.16	$(0.00	) †	$0.16	$(0.17)	$-	$(0.17)	$11.51	1.42%		$336,032	0.85%		0.65%	#	1.40%		2%
12/31/10	10.22	0.15	1.30		1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%	#	1.39%		5%
12/31/09	8.21	0.14	1.98		2.12	(0.11)	-	(0.11)	10.22	25.83%		241,090	0.86%		0.66%	#	1.65%		10%
12/31/08	13.49	0.19	(5.24)		(5.05)	(0.19)	(0.04)	(0.23)	8.21	(37.44%	)	183,342	0.86%		0.66%	#	1.66%		5%
12/31/07	13.03	0.18	0.45		0.63	(0.17)	-	(0.17)	13.49	4.82%		311,185	0.85%		0.65%	#	1.34%		7%
Class L
12/31/11	$11.58	$0.19	$(0.01)		$0.18	$(0.19)	$-	$(0.19)	$11.57	1.66%		$217,548	0.60%		0.40%	#	1.65%		2%
12/31/10	10.26	0.17	1.33		1.50	(0.18)	-	(0.18)	11.58	14.69%		203,160	0.61%		0.41%	#	1.65%		5%
12/31/09	8.23	0.17	1.98		2.15	(0.12)	-	(0.12)	10.26	26.09%		156,894	0.61%		0.41%	#	1.92%		10%
12/31/08	13.54	0.22	(5.27)		(5.05)	(0.22)	(0.04)	(0.26)	8.23	(37.33%	)	200,048	0.61%		0.41%	#	1.91%		5%
12/31/07	13.07	0.22	0.45		0.67	(0.20)	-	(0.20)	13.54	5.14%		351,221	0.60%		0.40%	#	1.59%		7%
Class Y
12/31/11	$11.59	$0.19	$(0.02)		$0.17	$(0.18)	$-	$(0.18)	$11.58	1.55%		$251,190	0.45%		0.45%	##	1.58%		2%
12/31/10	10.27	0.17	1.31		1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%		5%
12/31/09	8.25	0.16	1.99		2.15	(0.13)	-	(0.13)	10.27	26.03%		307,391	0.46%		N/A		1.85%		10%
12/31/08	13.56	0.21	(5.26)		(5.05)	(0.22)	(0.04)	(0.26)	8.25	(37.31%	)	251,184	0.46%		N/A		1.86%		5%
12/31/07	13.12	0.21	0.45		0.66	(0.22)	-	(0.22)	13.56	5.01%		431,199	0.45%		N/A		1.53%		7%
Class S
12/31/11	$11.71	$0.19	$(0.00	) †	$0.19	$(0.19)	$-	$(0.19)	$11.71	1.69%		$437,378	0.42%		0.42%	##	1.62%		2%
12/31/10	10.38	0.17	1.33		1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%		5%
12/31/09	8.33	0.17	2.01		2.18	(0.13)	-	(0.13)	10.38	26.16%		425,981	0.43%		N/A		1.88%		10%
12/31/08	13.69	0.22	(5.32)		(5.10)	(0.22)	(0.04)	(0.26)	8.33	(37.31%	)	367,765	0.43%		N/A		1.88%		5%
12/31/07	13.25	0.22	0.44		0.66	(0.22)	-	(0.22)	13.69	5.00%		710,278	0.42%		N/A		1.56%		7%
Class N
12/31/11	$11.42	$0.13	$(0.01)		$0.12	$(0.13)	$-	$(0.13)	$11.41	1.13%		$3,385	1.15%		0.95%	#	1.10%		2%
12/31/10	10.13	0.11	1.29		1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%	#	1.09%		5%
12/31/09	8.14	0.12	1.95		2.07	(0.08)	-	(0.08)	10.13	25.46%		3,172	1.16%		0.96%	#	1.35%		10%
12/31/08	13.35	0.15	(5.17)		(5.02)	(0.15)	(0.04)	(0.19)	8.14	(37.64%	)	2,540	1.16%		0.96%	#	1.33%		5%
12/31/07	12.90	0.14	0.44		0.58	(0.13)	-	(0.13)	13.35	4.53%		5,193	1.15%		0.95%	#	1.03%		7%
Class I
12/31/11 +	$11.70	$0.22	$(0.01)		$0.21	$(0.22)	$-	$(0.22)	$11.69	1.84%		$737,960	0.21%		0.21%	##	1.85%		2%
12/31/10	10.36	0.20	1.33		1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%		5%
12/31/09	8.32	0.19	2.00		2.19	(0.15)	-	(0.15)	10.36	26.31%		528,989	0.22%		N/A		2.10%		10%
12/31/08	13.69	0.24	(5.32)		(5.08)	(0.25)	(0.04)	(0.29)	8.32	(37.17%	)	404,065	0.21%		N/A		2.13%		5%
12/31/07	13.25	0.25	0.45		0.70	(0.26)	-	(0.26)	13.69	5.27%		543,206	0.20%		N/A		1.79%		7%
Class Z
12/31/11 ++	$11.85	$0.01	$(0.02)		$(0.01)	$(0.18)	$-	$(0.18)	$11.66	0.00%	**††	$57,185	0.17%	*	0.06%	*#	1.80%	*	2%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	Class Z Shares were converted to Class I Shares on September 30, 2011.
++	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The Portfolio turnover rate results are for the fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders						Net asset value, end of the period	Total Return ^,^^		Ratios / Supplemental Data
		Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Tax return of capital		Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.28	$0.04	$(0.68)	$(0.64)	$(0.04)		$-	$-		$(0.04)	$8.60	(6.83%	)	$16,976	1.36%	N/A		0.45%	80%
12/31/10	8.23	0.04	1.02	1.06	(0.01)		-	-		(0.01)	9.28	12.92%		25,116	1.37%	N/A		0.47%	103%
12/31/09	6.48	0.04	1.71	1.75	-		-	-		-	8.23	27.01%		21,391	1.41%	1.39%	#	0.59%	88%
12/31/08	10.85	0.06	(4.20)	(4.14)	(0.06)		(0.16)	(0.01)		(0.23)	6.48	(38.61%	)	18,000	1.38%	1.35%	#	0.63%	141%
12/31/07	10.72	0.06	0.95	1.01	(0.06)		(0.82)	-		(0.88)	10.85	9.52%		26,462	1.37%	1.35%	#	0.52%	100%
Class L
12/31/11	$9.30	$0.07	$(0.69)	$(0.62)	$-		$-	$-		$-	$8.68	(6.67%	)	$2,696	1.11%	N/A		0.72%	80%
12/31/10	8.25	0.06	1.03	1.09	(0.04)		-	-		(0.04)	9.30	13.28%		21,363	1.12%	N/A		0.77%	103%
12/31/09	6.49	0.06	1.70	1.76	-		-	-		-	8.25	27.12%		5,055	1.16%	1.14%	#	0.89%	88%
12/31/08	10.87	0.08	(4.21)	(4.13)	(0.08)		(0.16)	(0.01)		(0.25)	6.49	(38.43%	)	6,482	1.13%	1.10%	#	0.89%	141%
12/31/07	10.73	0.09	0.95	1.04	(0.08)		(0.82)	-		(0.90)	10.87	9.75%		9,123	1.12%	1.10%	#	0.78%	100%
Class Y
12/31/11	$9.35	$0.08	$(0.69)	$(0.61)	$(0.08)		$-	$-		$(0.08)	$8.66	(6.48%	)	$4,912	0.96%	N/A		0.86%	80%
12/31/10	8.27	0.07	1.04	1.11	(0.03)		-	-		(0.03)	9.35	13.53%		5,186	0.97%	N/A		0.87%	103%
12/31/09	6.49	0.07	1.71	1.78	-		-	-		-	8.27	27.43%		6,431	1.01%	0.99%	#	0.99%	88%
12/31/08	10.88	0.10	(4.22)	(4.12)	(0.10)		(0.16)	(0.01)		(0.27)	6.49	(38.36%	)	4,998	0.98%	0.95%	#	1.03%	141%
12/31/07	10.74	0.10	0.95	1.05	(0.09)		(0.82)	-		(0.91)	10.88	9.89%		7,490	0.97%	0.95%	#	0.92%	100%
Class S
12/31/11	$9.38	$0.09	$(0.69)	$(0.60)	$(0.09)		$-	$-		$(0.09)	$8.69	(6.34%	)	$24,413	0.86%	N/A		0.94%	80%
12/31/10	8.31	0.09	1.02	1.11	(0.04)		-	-		(0.04)	9.38	13.52%		17,873	0.87%	N/A		1.01%	103%
12/31/09	6.52	0.08	1.71	1.79	-		-	-		-	8.31	27.45%		2,061	0.91%	0.90%	#	1.06%	88%
12/31/08	10.89	0.10	(4.21)	(4.11)	(0.09)		(0.16)	(0.01)		(0.26)	6.52	(38.24%	)	1,333	0.88%	N/A		1.03%	141%
12/31/07	10.74	0.11	0.96	1.07	(0.10)		(0.82)	-		(0.92)	10.89	10.05%		11,069	0.87%	N/A		1.01%	100%
Class N
12/31/11	$9.31	$0.01	$(0.67)	$(0.66)	$(0.02)		$-	$-		$(0.02)	$8.63	(7.08%	)	$125	1.66%	N/A		0.16%	80%
12/31/10	8.27	0.01	1.03	1.04	-		-	-		-	9.31	12.58%		133	1.67%	N/A		0.17%	103%
12/31/09	6.53	0.02	1.72	1.74	-		-	-		-	8.27	26.65%		109	1.71%	1.69%	#	0.29%	88%
12/31/08	10.85	0.04	(4.20)	(4.16)	(0.00	) †	(0.16)	(0.00	) †	(0.16)	6.53	(38.81%	)	79	1.68%	1.65%	#	0.45%	141%
12/31/07	10.71	0.03	0.94	0.97	(0.01)		(0.82)	-		(0.83)	10.85	9.16%		109	1.67%	1.65%	#	0.23%	100%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.36	$(0.03)		$0.15	$0.12	$-		$-		$10.48	1.16%		$75,919	1.34%	1.19%	#	(0.29%	)	38%
12/31/10	8.93	(0.03)		1.46	1.43	-		-		10.36	16.01%		66,401	1.34%	1.19%	#	(0.36%	)	53%
12/31/09	6.26	(0.02)		2.69	2.67	(0.00	) †	(0.00	) †	8.93	42.68%		69,307	1.35%	1.19%	#	(0.24%	)	62%
12/31/08	10.94	(0.02)		(4.66)	(4.68)	(0.00	) †	(0.00	) †	6.26	(42.77%	)	49,345	1.34%	1.19%	#	(0.18%	)	53%
12/31/07	9.75	(0.00	) †	1.19	1.19	(0.00	) †	(0.00	) †	10.94	12.23%		99,385	1.40%	1.30%	#	(0.04%	)	43%
Class L
12/31/11	$10.57	$(0.01)		$0.15	$0.14	$-		$-		$10.71	1.42%		$243,741	1.09%	0.98%	#	(0.09%	)	38%
12/31/10	9.08	(0.01)		1.50	1.49	-		-		10.57	16.30%		257,545	1.09%	0.98%	#	(0.15%	)	53%
12/31/09	6.36	(0.00	) †	2.72	2.72	(0.00	) †	(0.00	) †	9.08	42.79%		281,168	1.10%	0.98%	#	(0.03%	)	62%
12/31/08	11.08	0.00	†	(4.72)	(4.72)	(0.00	) †	(0.00	) †	6.36	(42.59%	)	222,053	1.09%	0.98%	#	0.03%		53%
12/31/07	9.87	0.02		1.21	1.23	(0.02)		(0.02)		11.08	12.46%		455,542	1.15%	1.06%	#	0.20%		43%
Class Y
12/31/11	$10.61	$0.01		$0.15	$0.16	$-		$-		$10.77	1.51%		$87,359	0.97%	0.82%	#	0.13%		38%
12/31/10	9.12	0.00	†	1.50	1.50	(0.01)		(0.01)		10.61	16.45%		42,443	0.97%	0.82%	#	0.01%		53%
12/31/09	6.37	0.01		2.74	2.75	(0.00	) †	(0.00	) †	9.12	43.20%		39,094	0.98%	0.82%	#	0.12%		62%
12/31/08	11.10	0.02		(4.74)	(4.72)	(0.01)		(0.01)		6.37	(42.53%	)	25,876	0.97%	0.82%	#	0.19%		53%
12/31/07	9.87	0.04		1.21	1.25	(0.02)		(0.02)		11.10	12.62%		53,150	1.03%	0.93%	#	0.36%		43%
Class S
12/31/11	$10.65	$0.02		$0.14	$0.16	$(0.00	) †	$(0.00	) †	$10.81	1.50%		$270,651	0.84%	0.76%	#	0.17%		38%
12/31/10	9.14	0.01		1.51	1.52	(0.01)		(0.01)		10.65	16.64%		163,662	0.84%	0.76%	#	0.08%		53%
12/31/09	6.39	0.01		2.74	2.75	(0.00	) †	(0.00	) †	9.14	43.06%		172,449	0.85%	0.76%	#	0.20%		62%
12/31/08	11.13	0.02		(4.74)	(4.72)	(0.02)		(0.02)		6.39	(42.45%	)	138,538	0.84%	0.76%	#	0.26%		53%
12/31/07	9.91	0.05		1.22	1.27	(0.05)		(0.05)		11.13	12.77%		225,943	0.90%	0.81%	#	0.44%		43%
Class N
12/31/11	$10.11	$(0.08)		$0.15	$0.07	$-		$-		$10.18	0.69%		$78	1.64%	1.51%	#	(0.72%	)	38%
12/31/10	8.74	(0.06)		1.43	1.37	-		-		10.11	15.68%		344	1.64%	1.51%	#	(0.69%	)	53%
12/31/09	6.15	(0.04)		2.63	2.59	(0.00	) †	(0.00	) †	8.74	42.14%		803	1.65%	1.51%	#	(0.55%	)	62%
12/31/08	10.77	(0.05)		(4.57)	(4.62)	(0.00	) †	(0.00	) †	6.15	(42.89%	)	597	1.64%	1.51%	#	(0.51%	)	53%
12/31/07	9.63	(0.04)		1.18	1.14	-		-		10.77	11.84%		3,112	1.70%	1.61%	#	(0.35%	)	43%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Tax return of capital	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$9.03	$(0.03)		$(0.43)	$(0.46)	$-		$(0.95)	$-	$(0.95)		$7.62	(4.69%	)	$1,828		1.36%	(0.36%	)	91%
12/31/10	7.78	(0.01)		1.26	1.25	(0.00	) †	-	-	(0.00	) †	9.03	16.14%		2,446		1.35%	(0.08%	)	83%
12/31/09	6.07	(0.00	) †	1.71	1.71	-		-	-	-		7.78	28.17%		3,835		1.38%	(0.02%	)	130%
12/31/08	10.34	(0.02)		(4.25)	(4.27)	-		-	-	-		6.07	(41.30%	)	3,626		1.40%	(0.29%	)	93%
12/31/07	9.88	(0.05)		1.32	1.27	-		(0.80)	(0.01)	(0.81)		10.34	12.95%		7,159		1.36%	(0.48%	)	93%
Class L
12/31/11	$9.27	$(0.01)		$(0.46)	$(0.47)	$-		$(0.95)	$-	$(0.95)		$7.85	(4.68%	)	$62		1.09%	(0.14%	)	91%
12/31/10	7.98	0.01		1.31	1.32	(0.03)		-	-	(0.03)		9.27	16.51%		20,012		1.10%	0.17%		83%
12/31/09	6.24	0.01		1.75	1.76	(0.02)		-	-	(0.02)		7.98	28.18%		14,855		1.13%	0.17%		130%
12/31/08	10.62	(0.00	) †	(4.38)	(4.38)	-		-	-	-		6.24	(41.24%	)	160		1.15%	(0.04%	)	93%
12/31/07	10.14	(0.03)		1.35	1.32	-		(0.83)	(0.01)	(0.84)		10.62	13.16%		1,572		1.11%	(0.24%	)	93%
Class Y
12/31/11	$9.27	$0.00	†	$(0.44)	$(0.44)	$-		$(0.95)	$-	$(0.95)		$7.88	(4.36%	)	$0	†††	0.94%	0.00%	††	91%
12/31/10	7.92	0.03		1.32	1.35	(0.00	) †	-	-	(0.00	) †	9.27	17.11%		0	†††	0.93%	0.37%		83%
12/31/09	6.17	0.02		1.74	1.76	(0.01)		-	-	(0.01)		7.92	28.57%		11,942		0.98%	0.38%		130%
12/31/08	10.52	0.01		(4.33)	(4.32)	(0.01)		-	(0.02)	(0.03)		6.17	(41.08%	)	8,585		1.00%	0.13%		93%
12/31/07	10.05	(0.01)		1.34	1.33	-		(0.85)	(0.01)	(0.86)		10.52	13.36%		13,237		0.96%	(0.08%	)	93%
Class S
12/31/11	$9.25	$0.01		$(0.44)	$(0.43)	$(0.01)		$(0.95)	$-	$(0.96)		$7.86	(4.31%	)	$58,510		0.92%	0.10%		91%
12/31/10	7.97	0.03		1.29	1.32	(0.04)		-	-	(0.04)		9.25	16.60%		46,870		0.91%	0.36%		83%
12/31/09	6.21	0.03		1.75	1.78	(0.02)		-	-	(0.02)		7.97	28.63%		53,565		0.94%	0.43%		130%
12/31/08	10.57	0.01		(4.34)	(4.33)	(0.01)		-	(0.02)	(0.03)		6.21	(41.00%	)	10,390		0.96%	0.15%		93%
12/31/07	10.09	(0.00	) †	1.34	1.34	-		(0.85)	(0.01)	(0.86)		10.57	13.45%		23,465		0.92%	(0.04%	)	93%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
†††	Amount is less than $500.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$6.68	$(0.05)		$0.34	$0.29	$-		$-		$6.97	4.34%		$51,191	1.37%		1.36%	#	(0.68%	)	21%
12/31/10	5.58	(0.03)		1.13	1.10	-		-		6.68	19.50%		53,610	1.37%		N/A		(0.60%	)	40%
12/31/09	3.58	(0.03)		2.03	2.00	(0.00	) †	(0.00	) †	5.58	56.17%		60,935	1.37%		N/A		(0.65%	)	33%
12/31/08	7.12	(0.05)		(3.29)	(3.34)	(0.20)		(0.20)		3.58	(46.67%	)	45,137	1.36%		N/A		(0.86%	)	32%
12/31/07	6.06	(0.05)		1.11	1.06	-		-		7.12	17.49%		127,729	1.36%		N/A		(0.83%	)	34%
Class L
12/31/11	$6.87	$(0.03)		$0.35	$0.32	$-		$-		$7.19	4.66%		$27,467	1.11%		1.11%	##	(0.36%	)	21%
12/31/10	5.73	(0.02)		1.16	1.14	-		-		6.87	19.90%		54,658	1.12%		N/A		(0.35%	)	40%
12/31/09	3.66	(0.02)		2.09	2.07	(0.00	) †	(0.00	) †	5.73	56.58%		61,774	1.12%		N/A		(0.41%	)	33%
12/31/08	7.26	(0.03)		(3.37)	(3.40)	(0.20)		(0.20)		3.66	(46.60%	)	61,240	1.11%		N/A		(0.60%	)	32%
12/31/07	6.17	(0.04)		1.13	1.09	-		-		7.26	17.67%		135,033	1.11%		N/A		(0.60%	)	34%
Class Y
12/31/11	$6.98	$(0.02)		$0.35	$0.33	$-		$-		$7.31	4.73%		$29,740	0.97%		0.96%	#	(0.29%	)	21%
12/31/10	5.81	(0.01)		1.18	1.17	-		-		6.98	20.14%		22,037	0.97%		N/A		(0.19%	)	40%
12/31/09	3.71	(0.01)		2.11	2.10	(0.00	) †	(0.00	) †	5.81	56.63%		21,830	0.97%		N/A		(0.27%	)	33%
12/31/08	7.34	(0.03)		(3.40)	(3.43)	(0.20)		(0.20)		3.71	(46.49%	)	16,755	0.96%		N/A		(0.46%	)	32%
12/31/07	6.22	(0.03)		1.15	1.12	-		-		7.34	18.01%		48,600	0.96%		N/A		(0.44%	)	34%
Class S
12/31/11	$7.06	$(0.01)		$0.35	$0.34	$-		$-		$7.40	4.82%		$233,080	0.87%		0.86%	#	(0.18%	)	21%
12/31/10	5.87	(0.00	) †	1.19	1.19	-		-		7.06	20.27%		210,972	0.87%		N/A		(0.06%	)	40%
12/31/09	3.74	(0.01)		2.14	2.13	(0.00	) †	(0.00	) †	5.87	56.97%		164,994	0.87%		N/A		(0.15%	)	33%
12/31/08	7.40	(0.02)		(3.44)	(3.46)	(0.20)		(0.20)		3.74	(46.53%	)	112,415	0.86%		N/A		(0.36%	)	32%
12/31/07	6.26	(0.02)		1.16	1.14	-		-		7.40	18.21%		284,106	0.86%		N/A		(0.32%	)	34%
Class N
12/31/11	$6.47	$(0.07)		$0.33	$0.26	$-		$-		$6.73	4.02%		$21	1.67%		1.66%	#	(0.99%	)	21%
12/31/10	5.43	(0.05)		1.09	1.04	-		-		6.47	19.37%		28	1.67%		N/A		(0.95%	)	40%
12/31/09	3.49	(0.04)		1.98	1.94	(0.00	) †	(0.00	) †	5.43	55.32%		93	1.67%		N/A		(0.96%	)	33%
12/31/08	6.98	(0.07)		(3.22)	(3.29)	(0.20)		(0.20)		3.49	(46.88%	)	84	1.66%		N/A		(1.22%	)	32%
12/31/07	5.96	(0.07)		1.09	1.02	-		-		6.98	17.11%		944	1.66%		N/A		(1.13%	)	34%
Class Z
12/31/11 +	$7.45	$(0.00	) †	$(0.05)	$(0.05)	$-		$-		$7.40	(0.67%	) **	$99	0.79%	*	0.64%	*#	(0.33%	) *	21%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.
+	For the period December 7, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders				Net asset value, end of the period	Total Return ^,^^		Ratios / Supplemental Data
		Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		Total distributions					Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$5.44	$(0.01)		$0.15	$0.14	$-		$-		$5.58	2.57%		$15,768	1.14%	(0.19%	)	49%
12/31/10	4.54	(0.01)		0.91	0.90	-		-		5.44	19.82%		19,690	1.15%	(0.24%	)	8%
12/31/09	2.97	(0.02)		1.59	1.57	-		-		4.54	52.86%		18,508	1.20%	(0.45%	)	22%
12/31/08	5.16	(0.02)		(2.17)	(2.19)	-		-		2.97	(42.44%	)	12,506	1.17%	(0.57%	)	10%
12/31/07	4.37	(0.03)		0.82	0.79	-		-		5.16	17.81%		22,454	1.16%	(0.57%	)	29%
Class L
12/31/11	$5.58	$0.00	†	$0.16	$0.16	$-		$-		$5.74	2.87%		$6,929	0.89%	0.06%		49%
12/31/10	4.65	0.00	†	0.93	0.93	-		-		5.58	20.00%		6,658	0.90%	0.01%		8%
12/31/09	3.03	(0.01)		1.63	1.62	-		-		4.65	53.47%		6,620	0.95%	(0.19%	)	22%
12/31/08	5.25	(0.01)		(2.21)	(2.22)	-		-		3.03	(42.29%	)	4,363	0.92%	(0.32%	)	10%
12/31/07	4.44	(0.02)		0.83	0.81	-		-		5.25	18.24%		10,335	0.91%	(0.32%	)	29%
Class Y
12/31/11	$5.66	$0.01		$0.15	$0.16	$(0.00	) †	$(0.00	) †	$5.82	2.89%		$1,859	0.74%	0.21%		49%
12/31/10	4.70	0.01		0.95	0.96	-		-		5.66	20.43%		1,633	0.75%	0.13%		8%
12/31/09	3.07	(0.00	) †	1.63	1.63	-		-		4.70	53.09%		2,737	0.80%	(0.04%	)	22%
12/31/08	5.30	(0.01)		(2.22)	(2.23)	-		-		3.07	(42.08%	)	1,922	0.77%	(0.17%	)	10%
12/31/07	4.47	(0.01)		0.84	0.83	-		-		5.30	18.57%		3,160	0.77%	(0.18%	)	29%
Class S
12/31/11	$5.72	$0.02		$0.16	$0.18	$(0.01)		$(0.01)		$5.89	3.13%		$20,468	0.64%	0.31%		49%
12/31/10	4.75	0.01		0.96	0.97	-		-		5.72	20.42%		21,169	0.65%	0.25%		8%
12/31/09	3.09	0.00	†	1.66	1.66	-		-		4.75	53.72%		20,229	0.70%	0.06%		22%
12/31/08	5.35	(0.00	) †	(2.26)	(2.26)	-		-		3.09	(42.24%	)	10,781	0.67%	(0.08%	)	10%
12/31/07	4.51	(0.00	) †	0.84	0.84	-		-		5.35	18.63%		21,630	0.66%	(0.07%	)	29%
Class N
12/31/11	$5.28	$(0.03)		$0.16	$0.13	$-		$-		$5.41	2.46%		$337	1.44%	(0.50%	)	49%
12/31/10	4.43	(0.03)		0.88	0.85	-		-		5.28	19.19%		336	1.45%	(0.55%	)	8%
12/31/09	2.91	(0.03)		1.55	1.52	-		-		4.43	52.23%		317	1.50%	(0.74%	)	22%
12/31/08	5.07	(0.04)		(2.12)	(2.16)	-		-		2.91	(42.60%	)	120	1.47%	(0.85%	)	10%
12/31/07	4.31	(0.04)		0.80	0.76	-		-		5.07	17.63%		494	1.46%	(0.87%	)	29%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$16.99	$0.04	$(0.19)	$(0.15)	$(0.06)	$(0.32)	$-		$(0.38)	$16.46	(0.79%	)	$142,551	1.40%		1.30%	#	0.23%		32%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	-		(0.05)	16.99	21.29%		170,895	1.32%		1.30%	#	0.12%		32%
12/31/09	8.66	0.04	5.36	5.40	-	-	-		-	14.06	62.36%		161,884	1.31%		N/A		0.38%		43%
12/31/08	16.09	0.10	(6.86)	(6.76)	(0.12)	(0.55)	(0.00	) †	(0.67)	8.66	(43.10%	)	107,233	1.31%		N/A		0.80%		43%
12/31/07	18.08	0.05	0.25	0.30	(0.03)	(2.26)	-		(2.29)	16.09	1.52%		224,393	1.30%		N/A		0.29%		44%
Class L
12/31/11	$17.32	$0.08	$(0.18)	$(0.10)	$(0.11)	$(0.32)	$-		$(0.43)	$16.79	(0.48%	)	$60,937	1.15%		1.05%	#	0.46%		32%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	-		(0.07)	17.32	21.54%		91,044	1.07%		1.05%	#	0.36%		32%
12/31/09	8.80	0.07	5.46	5.53	-	-	-		-	14.33	62.84%		98,934	1.06%		N/A		0.62%		43%
12/31/08	16.36	0.14	(7.00)	(6.86)	(0.15)	(0.55)	(0.00	) †	(0.70)	8.80	(42.98%	)	69,539	1.06%		N/A		1.05%		43%
12/31/07	18.34	0.08	0.27	0.35	(0.07)	(2.26)	-		(2.33)	16.36	1.79%		159,281	1.05%		N/A		0.39%		44%
Class Y
12/31/11	$17.49	$0.11	$(0.20)	$(0.09)	$(0.20)	$(0.32)	$-		$(0.52)	$16.88	(0.35%	)	$60,921	1.00%		0.90%	#	0.63%		32%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	-		(0.10)	17.49	21.73%		70,955	0.92%		0.90%	#	0.52%		32%
12/31/09	8.87	0.09	5.51	5.60	-	-	-		-	14.47	63.13%		64,121	0.91%		N/A		0.78%		43%
12/31/08	16.49	0.16	(7.06)	(6.90)	(0.17)	(0.55)	(0.00	) †	(0.72)	8.87	(42.89%	)	56,399	0.91%		N/A		1.17%		43%
12/31/07	18.47	0.09	0.29	0.38	(0.10)	(2.26)	-		(2.36)	16.49	1.92%		131,434	0.90%		N/A		0.49%		44%
Class S
12/31/11	$17.63	$0.13	$(0.20)	$(0.07)	$(0.24)	$(0.32)	$-		$(0.56)	$17.00	(0.23%	)	$233,071	0.90%		0.80%	#	0.73%		32%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	-		(0.11)	17.63	21.81%		307,649	0.82%		0.80%	#	0.62%		32%
12/31/09	8.94	0.10	5.55	5.65	-	-	-		-	14.59	63.20%		262,825	0.81%		N/A		0.89%		43%
12/31/08	16.62	0.17	(7.11)	(6.94)	(0.19)	(0.55)	(0.00	) †	(0.74)	8.94	(42.82%	)	142,372	0.81%		N/A		1.27%		43%
12/31/07	18.59	0.13	0.28	0.41	(0.12)	(2.26)	-		(2.38)	16.62	2.07%		349,391	0.80%		N/A		0.67%		44%
Class N
12/31/11	$16.60	$(0.02)	$(0.16)	$(0.18)	$-	$(0.32)	$-		$(0.32)	$16.10	(1.02%	)	$1,425	1.70%		1.60%	#	(0.09%	)	32%
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-		-	16.60	20.90%		1,882	1.62%		1.60%	#	(0.19%	)	32%
12/31/09	8.48	0.01	5.24	5.25	-	-	-		-	13.73	61.91%		2,617	1.61%		N/A		0.07%		43%
12/31/08	15.77	0.07	(6.72)	(6.65)	(0.09)	(0.55)	(0.00	) †	(0.64)	8.48	(43.29%	)	1,522	1.60%		N/A		0.54%		43%
12/31/07	17.79	(0.02)	0.26	0.24	-	(2.26)	-		(2.26)	15.77	1.21%		2,723	1.60%		N/A		(0.08%	)	44%
Class Z
12/31/11	$17.64	$0.17	$(0.22)	$(0.05)	$(0.29)	$(0.32)	$-		$(0.61)	$16.98	(0.12%	)	$86,517	0.79%		0.69%	#	1.01%		32%
12/31/10 +	16.92	0.02	0.70	0.72	-	-	-		-	17.64	4.26%	**	104	0.79%	*	0.69%	*#	0.77%	*	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	Period from November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.08	$0.06		$(0.40)	$(0.34)	$(0.05)	$-		$-	$(0.05)	$9.69	(3.39%	)	$4,423	1.30%		1.30%	##	0.64%		82%
12/31/10	8.27	0.07		1.81	1.88	(0.07)	-		-	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%		143%
12/31/09	6.43	0.05		1.84	1.89	(0.05)	-		-	(0.05)	8.27	29.40%		6,145	1.33%		N/A		0.74%		66%
12/31/08	9.72	0.05		(3.25)	(3.20)	(0.08)	(0.00	) †	(0.01)	(0.09)	6.43	(32.94%	)	4,444	1.30%		N/A		0.56%		34%
12/31/07	11.40	0.09		(1.10)	(1.01)	(0.04)	(0.63)		-	(0.67)	9.72	(8.97%	)	9,490	1.30%		N/A		0.82%		49%
Class L
12/31/11	$10.10	$0.07		$(0.41)	$(0.34)	$-	$-		$-	$-	$9.76	(3.37%	)	$4,305	1.05%		1.05%	##	0.71%		82%
12/31/10	8.29	0.10		1.81	1.91	(0.10)	-		-	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%		143%
12/31/09	6.44	0.07		1.84	1.91	(0.06)	-		-	(0.06)	8.29	29.70%		37,197	1.08%		N/A		0.96%		66%
12/31/08	9.75	0.07		(3.27)	(3.20)	(0.09)	(0.00	) †	(0.02)	(0.11)	6.44	(32.77%	)	32,488	1.05%		N/A		0.81%		34%
12/31/07	11.42	0.11		(1.10)	(0.99)	(0.05)	(0.63)		-	(0.68)	9.75	(8.74%	)	74,131	1.05%		N/A		0.95%		49%
Class Y
12/31/11	$10.12	$0.12		$(0.43)	$(0.31)	$(0.10)	$-		$-	$(0.10)	$9.71	(3.02%	)	$1,545	0.90%		0.90%	##	1.14%		82%
12/31/10	8.30	0.12		1.82	1.94	(0.12)	-		-	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%		143%
12/31/09	6.43	0.07		1.85	1.92	(0.05)	-		-	(0.05)	8.30	29.94%		470	0.93%		N/A		1.12%		66%
12/31/08	9.75	0.09		(3.28)	(3.19)	(0.11)	(0.00	) †	(0.02)	(0.13)	6.43	(32.67%	)	2,174	0.90%		N/A		1.14%		34%
12/31/07	11.43	0.17		(1.15)	(0.98)	(0.07)	(0.63)		-	(0.70)	9.75	(8.66%	)	1,163	0.90%		N/A		1.45%		49%
Class S
12/31/11	$10.09	$0.12		$(0.41)	$(0.29)	$(0.11)	$-		$-	$(0.11)	$9.69	(2.84%	)	$130,318	0.80%		0.80%	##	1.22%		82%
12/31/10	8.28	0.12		1.82	1.94	(0.13)	-		-	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%		143%
12/31/09	6.43	0.08		1.85	1.93	(0.08)	-		-	(0.08)	8.28	30.02%		71,351	0.83%		N/A		1.22%		66%
12/31/08	9.75	0.09		(3.27)	(3.18)	(0.12)	(0.00	) †	(0.02)	(0.14)	6.43	(32.61%	)	60,858	0.80%		N/A		1.07%		34%
12/31/07	11.42	0.14		(1.10)	(0.96)	(0.08)	(0.63)		-	(0.71)	9.75	(8.53%	)	123,216	0.80%		N/A		1.19%		49%
Class N
12/31/11	$10.07	$0.04		$(0.41)	$(0.37)	$(0.03)	$-		$-	$(0.03)	$9.67	(3.67%	)	$64	1.60%		1.60%	##	0.37%		82%
12/31/10	8.27	0.05		1.81	1.86	(0.06)	-		-	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%		143%
12/31/09	6.44	0.03		1.83	1.86	(0.03)	-		-	(0.03)	8.27	29.06%		46	1.63%		N/A		0.43%		66%
12/31/08	9.75	0.03		(3.26)	(3.23)	(0.07)	(0.00	) †	(0.01)	(0.08)	6.44	(33.23%	)	31	1.60%		N/A		0.32%		34%
12/31/07	11.41	(0.00	) †	(1.03)	(1.03)	-	(0.63)		-	(0.63)	9.75	(9.13%	)	38	1.60%		N/A		(0.00%	) ††	49%
Class Z
12/31/11 +	$9.88	$0.02		$(0.11)	$(0.09)	$(0.11)	$-		$-	$(0.11)	$9.68	(0.84%	) **	$129	0.77%	*	0.67%	*#	3.28%	*	82%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders											Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains		Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$9.44	$(0.02)	$(0.39)	$(0.41)	$-		$-		$-		$-		$9.03	(4.34%	)	$4,694	1.36%	(0.18%	)	25%
12/31/10	7.40	0.01	2.04	2.05	(0.01)		-		-		(0.01)		9.44	27.77%		7,837	1.37%	0.14%		39%
12/31/09	6.14	0.03	1.27	1.30	(0.04)		-		-		(0.04)		7.40	21.11%		7,833	1.39%	0.56%		175%
12/31/08	9.34	0.09	(3.21)	(3.12)	(0.08)		(0.00	) †	(0.00	) †	(0.08)		6.14	(33.30%	)	7,950	1.37%	1.07%		110%
12/31/07	10.90	0.18	(1.53)	(1.35)	(0.13)		(0.08)		-		(0.21)		9.34	(12.35%	)	15,737	1.35%	1.74%		68%
Class L
12/31/11	$9.45	$0.00 †	$(0.41)	$(0.41)	$-		$-		$-		$-		$9.04	(4.34%	)	$2,152	1.11%	0.04%		25%
12/31/10	7.40	0.03	2.06	2.09	(0.04)		-		-		(0.04)		9.45	28.19%		21,552	1.12%	0.36%		39%
12/31/09	6.14	0.05	1.26	1.31	(0.05)		-		-		(0.05)		7.40	21.39%		24,629	1.14%	0.81%		175%
12/31/08	9.36	0.11	(3.22)	(3.11)	(0.11)		(0.00	) †	(0.00	) †	(0.11)		6.14	(33.12%	)	24,811	1.12%	1.36%		110%
12/31/07	10.91	0.20	(1.53)	(1.33)	(0.14)		(0.08)		-		(0.22)		9.36	(12.22%	)	42,168	1.10%	1.91%		68%
Class Y
12/31/11	$9.45	$0.02	$(0.39)	$(0.37)	$(0.02)		$-		$-		$(0.02)		$9.06	(3.93%	)	$3,055	0.96%	0.22%		25%
12/31/10	7.40	0.04	2.06	2.10	(0.05)		-		-		(0.05)		9.45	28.35%		4,734	0.97%	0.49%		39%
12/31/09	6.14	0.06	1.26	1.32	(0.06)		-		-		(0.06)		7.40	21.54%		4,496	0.99%	0.96%		175%
12/31/08	9.36	0.12	(3.22)	(3.10)	(0.12)		(0.00	) †	(0.00	) †	(0.12)		6.14	(33.01%	)	4,679	0.97%	1.47%		110%
12/31/07	10.91	0.24	(1.56)	(1.32)	(0.15)		(0.08)		-		(0.23)		9.36	(12.06%	)	9,343	0.95%	2.27%		68%
Class S
12/31/11	$9.45	$0.03	$(0.40)	$(0.37)	$(0.03)		$-		$-		$(0.03)		$9.05	(3.91%	)	$92,162	0.86%	0.36%		25%
12/31/10	7.41	0.06	2.04	2.10	(0.06)		-		-		(0.06)		9.45	28.36%		67,913	0.87%	0.73%		39%
12/31/09	6.14	0.06	1.28	1.34	(0.07)		-		-		(0.07)		7.41	21.83%		62,397	0.89%	1.06%		175%
12/31/08	9.37	0.13	(3.23)	(3.10)	(0.13)		(0.00	) †	(0.00	) †	(0.13)		6.14	(32.97%	)	55,899	0.87%	1.58%		110%
12/31/07	10.91	0.24	(1.54)	(1.30)	(0.16)		(0.08)		-		(0.24)		9.37	(12.02%	)	90,057	0.85%	2.21%		68%
Class N
12/31/11	$9.46	$(0.04)	$(0.40)	$(0.44)	$-		$-		$-		$-		$9.02	(4.65%	)	$19	1.66%	(0.46%	)	25%
12/31/10	7.43	(0.01)	2.04	2.03	(0.00	) †	-		-		(0.00	) †	9.46	27.34%		20	1.67%	(0.09%	)	39%
12/31/09	6.16	0.02	1.25	1.27	-		-		-		-		7.43	20.81%		15	1.69%	0.28%		175%
12/31/08	9.34	0.06	(3.18)	(3.12)	(0.06)		(0.00	) †	(0.00	) †	(0.06)		6.16	(33.49%	)	197	1.67%	0.76%		110%
12/31/07	10.91	0.16	(1.54)	(1.38)	(0.11)		(0.08)		-		(0.19)		9.34	(12.64%	)	284	1.65%	1.52%		68%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$13.41	$(0.03)	$(0.39)	$(0.42)	$-		$(0.53)	$(0.53)	$12.46	(2.99%	)	$100,184	1.57%		1.49%	#	(0.21%	)	32%
12/31/10	10.97	0.00 †	2.49	2.49	(0.05)		-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%	#	0.04%		43%
12/31/09	8.67	0.02	2.31	2.33	(0.03)		-	(0.03)	10.97	26.90%		92,728	1.50%		N/A		0.19%		30%
12/31/08	12.59	0.02	(3.53)	(3.51)	-		(0.41)	(0.41)	8.67	(27.94%	)	84,721	1.49%		N/A		0.14%		37%
12/31/07	15.32	0.02	(0.36)	(0.34)	-		(2.39)	(2.39)	12.59	(2.09%	)	132,697	1.49%		N/A		0.11%		39%
Class L
12/31/11	$13.60	$0.00	$(0.40)	$(0.40)	$(0.00	) †	$(0.53)	$(0.53)	$12.67	(2.79%	)	$35,901	1.32%		1.24%	#	0.02%		32%
12/31/10	11.11	0.03	2.53	2.56	(0.07)		-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%	#	0.27%		43%
12/31/09	8.78	0.04	2.34	2.38	(0.05)		-	(0.05)	11.11	27.17%		52,856	1.25%		N/A		0.45%		30%
12/31/08	12.70	0.04	(3.55)	(3.51)	-		(0.41)	(0.41)	8.78	(27.70%	)	46,039	1.24%		N/A		0.36%		37%
12/31/07	15.43	0.05	(0.36)	(0.31)	(0.03)		(2.39)	(2.42)	12.70	(1.89%	)	103,887	1.24%		N/A		0.32%		39%
Class Y
12/31/11	$13.70	$0.02	$(0.40)	$(0.38)	$(0.03)		$(0.53)	$(0.56)	$12.76	(2.65%	)	$52,720	1.17%		1.09%	#	0.18%		32%
12/31/10	11.19	0.05	2.55	2.60	(0.09)		-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%	#	0.42%		43%
12/31/09	8.83	0.06	2.37	2.43	(0.07)		-	(0.07)	11.19	27.52%		77,398	1.10%		N/A		0.60%		30%
12/31/08	12.80	0.06	(3.60)	(3.54)	(0.02)		(0.41)	(0.43)	8.83	(27.72%	)	73,216	1.09%		N/A		0.55%		37%
12/31/07	15.53	0.07	(0.36)	(0.29)	(0.05)		(2.39)	(2.44)	12.80	(1.72%	)	100,730	1.09%		N/A		0.47%		39%
Class S
12/31/11	$13.74	$0.03	$(0.40)	$(0.37)	$(0.03)		$(0.53)	$(0.56)	$12.81	(2.51%	)	$229,298	1.13%		1.05%	#	0.22%		32%
12/31/10	11.23	0.06	2.55	2.61	(0.10)		-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%	#	0.48%		43%
12/31/09	8.87	0.06	2.37	2.43	(0.07)		-	(0.07)	11.23	27.45%		232,379	1.06%		N/A		0.63%		30%
12/31/08	12.84	0.07	(3.61)	(3.54)	(0.02)		(0.41)	(0.43)	8.87	(27.65%	)	186,899	1.05%		N/A		0.59%		37%
12/31/07	15.58	0.09	(0.38)	(0.29)	(0.06)		(2.39)	(2.45)	12.84	(1.68%	)	241,742	1.05%		N/A		0.58%		39%
Class N
12/31/11	$13.05	$(0.07)	$(0.38)	$(0.45)	$-		$(0.53)	$(0.53)	$12.07	(3.30%	)	$675	1.87%		1.79%	#	(0.51%	)	32%
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)		-	(0.01)	13.05	22.38%		817	1.80%		1.79%	#	(0.34%	)	43%
12/31/09	8.44	(0.01)	2.25	2.24	(0.01)		-	(0.01)	10.67	26.49%		1,590	1.80%		N/A		(0.10%	)	30%
12/31/08	12.31	(0.02)	(3.44)	(3.46)	-		(0.41)	(0.41)	8.44	(28.18%	)	1,101	1.79%		N/A		(0.16%	)	37%
12/31/07	15.08	(0.02)	(0.36)	(0.38)	-		(2.39)	(2.39)	12.31	(2.40%	)	1,633	1.79%		N/A		(0.13%	)	39%
Class Z
12/31/11	$13.72	$0.09	$(0.43)	$(0.34)	$(0.07)		$(0.53)	$(0.60)	$12.78	(2.34%	)	$45,116	0.94%		0.86%	#	0.68%		32%
12/31/10 +	12.74	0.02	1.07	1.09	(0.11)		-	(0.11)	13.72	8.59%	**	108	0.95%	*	0.87%	*#	1.03%	*	43%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$14.96	$(0.13)		$(0.27)	$(0.40)	$-		$(1.17)	$(1.17)		$13.39	(2.37%	)	$329,974	1.45%		1.35%	#	(0.87%	)	38%
12/31/10	11.74	(0.10)		3.32	3.22	-		-	-		14.96	27.43%		381,775	1.37%		1.35%	#	(0.77%	)	52%
12/31/09	8.14	(0.07)		3.67	3.60	-		-	-		11.74	44.23%		308,326	1.36%		N/A		(0.75%	)	55%
12/31/08	14.75	(0.08)		(5.92)	(6.00)	-		(0.61)	(0.61)		8.14	(41.26%	)	211,358	1.35%		N/A		(0.67%	)	33%
12/31/07	14.05	(0.07)		2.26	2.19	-		(1.49)	(1.49)		14.75	15.74%		397,924	1.34%		N/A		(0.47%	)	41%
Class L
12/31/11	$15.37	$(0.10)		$(0.28)	$(0.38)	$-		$(1.17)	$(1.17)		$13.82	(2.18%	)	$328,331	1.20%		1.10%	#	(0.63%	)	38%
12/31/10	12.03	(0.07)		3.41	3.34	-		-	-		15.37	27.76%		450,117	1.12%		1.10%	#	(0.51%	)	52%
12/31/09	8.32	(0.05)		3.76	3.71	-		-	-		12.03	44.59%		362,500	1.11%		N/A		(0.50%	)	55%
12/31/08	15.02	(0.05)		(6.04)	(6.09)	-		(0.61)	(0.61)		8.32	(41.12%	)	258,165	1.10%		N/A		(0.43%	)	33%
12/31/07	14.28	(0.03)		2.29	2.26	-		(1.52)	(1.52)		15.02	15.99%		546,924	1.09%		N/A		(0.21%	)	41%
Class Y
12/31/11	$15.63	$(0.07)		$(0.29)	$(0.36)	$-		$(1.17)	$(1.17)		$14.10	(2.01%	)	$182,810	1.05%		0.95%	#	(0.47%	)	38%
12/31/10	12.22	(0.05)		3.46	3.41	-		-	-		15.63	27.91%		207,536	0.97%		0.95%	#	(0.36%	)	52%
12/31/09	8.43	(0.03)		3.82	3.79	-		-	-		12.22	44.96%		161,421	0.96%		N/A		(0.34%	)	55%
12/31/08	15.19	(0.04)		(6.11)	(6.15)	-		(0.61)	(0.61)		8.43	(41.05%	)	105,886	0.95%		N/A		(0.28%	)	33%
12/31/07	14.43	(0.01)		2.32	2.31	-		(1.55)	(1.55)		15.19	16.15%		229,983	0.94%		N/A		(0.07%	)	41%
Class S
12/31/11	$15.76	$(0.06)		$(0.28)	$(0.34)	$-		$(1.17)	$(1.17)		$14.25	(1.86%	)	$442,760	0.96%		0.86%	#	(0.38%	)	38%
12/31/10	12.31	(0.04)		3.49	3.45	-		-	-		15.76	28.03%		536,407	0.88%		0.86%	#	(0.26%	)	52%
12/31/09	8.49	(0.03)		3.85	3.82	(0.00	) †	-	(0.00	) †	12.31	45.00%		364,961	0.87%		N/A		(0.26%	)	55%
12/31/08	15.28	(0.02)		(6.16)	(6.18)	-		(0.61)	(0.61)		8.49	(41.00%	)	221,677	0.86%		N/A		(0.18%	)	33%
12/31/07	14.50	(0.00	) †	2.34	2.34	-		(1.56)	(1.56)		15.28	16.32%		398,427	0.86%		N/A		(0.03%	)	41%
Class N
12/31/11	$14.56	$(0.17)		$(0.27)	$(0.44)	$-		$(1.17)	$(1.17)		$12.95	(2.71%	)	$2,052	1.75%		1.65%	#	(1.18%	)	38%
12/31/10	11.46	(0.13)		3.23	3.10	-		-	-		14.56	27.05%		2,446	1.67%		1.65%	#	(1.07%	)	52%
12/31/09	7.97	(0.10)		3.59	3.49	-		-	-		11.46	43.79%		2,117	1.66%		N/A		(1.05%	)	55%
12/31/08	14.50	(0.12)		(5.80)	(5.92)	-		(0.61)	(0.61)		7.97	(41.42%	)	1,207	1.65%		N/A		(0.97%	)	33%
12/31/07	13.84	(0.12)		2.22	2.10	-		(1.44)	(1.44)		14.50	15.36%		3,923	1.65%		N/A		(0.79%	)	41%
Class Z
12/31/11	$15.76	$(0.03)		$(0.29)	$(0.32)	$-		$(1.17)	$(1.17)		$14.27	(1.74%	)	$150,571	0.84%		0.74%	#	(0.20%	)	38%
12/31/10 +	14.67	(0.00	) †	1.09	1.09	-		-	-		15.76	7.43%	**	108	0.85%	*	0.75%	*#	(0.02%	) *	52%	~

*	Annualized.
**	Percentage represents results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$16.23	$(0.18)		$(0.88)	$(1.06)	$(2.08)	$-		$(2.08)	$13.09	(6.01%	)	$70,773	1.56%		1.51%	#	(1.12%	)	88%
12/31/10	13.38	(0.15)		3.14	2.99	(0.14)	-		(0.14)	16.23	22.39%		91,525	1.52%		1.52%	##	(1.02%	)	99%
12/31/09	9.65	(0.11)		3.84	3.73	-	-		-	13.38	38.65%		75,428	1.53%		N/A		(1.05%	)	91%
12/31/08	16.09	(0.06)		(6.38)	(6.44)	-	-		-	9.65	(40.02%	)	60,323	1.52%		N/A		(0.42%	)	92%
12/31/07	15.98	(0.14)		1.63	1.49	(1.38)	(0.00	) †	(1.38)	16.09	9.58%		112,757	1.51%		N/A		(0.81%	)	70%
Class L
12/31/11	$16.71	$(0.14)		$(0.91)	$(1.05)	$(2.08)	$-		$(2.08)	$13.58	(5.77%	)	$50,193	1.31%		1.26%	#	(0.83%	)	88%
12/31/10	13.73	(0.11)		3.23	3.12	(0.14)	-		(0.14)	16.71	22.77%		61,655	1.27%		1.27%	##	(0.78%	)	99%
12/31/09	9.88	(0.09)		3.94	3.85	-	-		-	13.73	38.97%		59,458	1.28%		N/A		(0.80%	)	91%
12/31/08	16.43	(0.02)		(6.53)	(6.55)	-	-		-	9.88	(39.90%	)	60,124	1.27%		N/A		(0.16%	)	92%
12/31/07	16.29	(0.10)		1.67	1.57	(1.43)	(0.00	) †	(1.43)	16.43	9.90%		111,010	1.26%		N/A		(0.55%	)	70%
Class Y
12/31/11	$17.00	$(0.12)		$(0.93)	$(1.05)	$(2.08)	$-		$(2.08)	$13.87	(5.68%	)	$64,304	1.16%		1.11%	#	(0.68%	)	88%
12/31/10	13.94	(0.09)		3.29	3.20	(0.14)	-		(0.14)	17.00	23.00%		82,815	1.12%		1.12%	##	(0.64%	)	99%
12/31/09	10.02	(0.07)		3.99	3.92	-	-		-	13.94	39.12%		86,922	1.13%		N/A		(0.65%	)	91%
12/31/08	16.64	(0.00	) †	(6.62)	(6.62)	-	-		-	10.02	(39.78%	)	69,313	1.12%		N/A		(0.03%	)	92%
12/31/07	16.48	(0.07)		1.68	1.61	(1.45)	(0.00	) †	(1.45)	16.64	9.99%		121,462	1.11%		N/A		(0.41%	)	70%
Class S
12/31/11	$17.25	$(0.09)		$(0.94)	$(1.03)	$(2.08)	$-		$(2.08)	$14.14	(5.47%	)	$429,979	1.02%		0.97%	#	(0.53%	)	88%
12/31/10	14.13	(0.07)		3.33	3.26	(0.14)	-		(0.14)	17.25	23.11%		575,724	0.98%		0.98%	##	(0.45%	)	99%
12/31/09	10.14	(0.06)		4.05	3.99	-	-		-	14.13	39.35%		263,305	0.99%		N/A		(0.51%	)	91%
12/31/08	16.82	0.01		(6.69)	(6.68)	-	-		-	10.14	(39.71%	)	178,508	0.98%		N/A		0.10%		92%
12/31/07	16.64	(0.05)		1.71	1.66	(1.48)	(0.00	) †	(1.48)	16.82	10.14%		341,265	0.97%		N/A		(0.26%	)	70%
Class N
12/31/11	$15.77	$(0.21)		$(0.87)	$(1.08)	$(2.08)	$-		$(2.08)	$12.61	(6.32%	)	$426	1.86%		1.81%	#	(1.37%	)	88%
12/31/10	13.04	(0.18)		3.05	2.87	(0.14)	-		(0.14)	15.77	22.05%		466	1.82%		1.82%	##	(1.33%	)	99%
12/31/09	9.43	(0.15)		3.76	3.61	-	-		-	13.04	38.28%		515	1.83%		N/A		(1.36%	)	91%
12/31/08	15.78	(0.11)		(6.24)	(6.35)	-	-		-	9.43	(40.24%	)	317	1.82%		N/A		(0.82%	)	92%
12/31/07	15.70	(0.19)		1.61	1.42	(1.34)	(0.00	) †	(1.34)	15.78	9.28%		1,105	1.81%		N/A		(1.11%	)	70%
Class Z
12/31/11	$17.26	$(0.06)		$(0.96)	$(1.02)	$(2.08)	$-		$(2.08)	$14.16	(5.41%	)	$119,706	0.92%		0.87%	#	(0.36%	)	88%
12/31/10 +	16.06	0.00	†	1.34	1.34	(0.14)	-		(0.14)	17.26	8.38%	**	108	0.94%	*	0.89%	*#	0.11%	*	99%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$9.58	$(0.12)	$(0.09)	$(0.21)	$-	$-	$9.37	(2.19%	)	$9,153	1.57%	(1.20%	)	94%
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%	(1.08%	)	98%
12/31/09	5.51	(0.04)	1.74	1.70	-	-	7.21	30.85%		13,340	1.61%	(0.69%	)	120%
12/31/08	9.78	(0.07)	(4.14)	(4.21)	(0.06)	(0.06)	5.51	(43.26%	)	13,367	1.56%	(0.91%	)	129%
12/31/07	10.40	(0.11)	0.52	0.41	(1.03)	(1.03)	9.78	4.09%		49,662	1.53%	(1.04%	)	82%
Class L
12/31/11	$9.83	$(0.10)	$(0.11)	$(0.21)	$-	$-	$9.62	(2.03%	)	$5,018	1.32%	(0.99%	)	94%
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%	(0.78%	)	98%
12/31/09	5.63	(0.03)	1.78	1.75	-	-	7.38	31.08%		10,178	1.36%	(0.43%	)	120%
12/31/08	9.96	(0.05)	(4.22)	(4.27)	(0.06)	(0.06)	5.63	(43.08%	)	8,625	1.31%	(0.64%	)	129%
12/31/07	10.57	(0.09)	0.54	0.45	(1.06)	(1.06)	9.96	4.39%		36,372	1.28%	(0.78%	)	82%
Class Y
12/31/11	$9.96	$(0.08)	$(0.10)	$(0.18)	$-	$-	$9.78	(1.81%	)	$2,314	1.17%	(0.80%	)	94%
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%	(0.73%	)	98%
12/31/09	5.68	(0.04)	1.82	1.78	-	-	7.46	31.34%		4,130	1.21%	(0.58%	)	120%
12/31/08	10.05	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.68	(43.10%	)	10,027	1.16%	(0.53%	)	129%
12/31/07	10.65	(0.07)	0.54	0.47	(1.07)	(1.07)	10.05	4.55%		9,779	1.13%	(0.65%	)	82%
Class S
12/31/11	$10.01	$(0.07)	$(0.12)	$(0.19)	$-	$-	$9.82	(1.90%	)	$39,408	1.14%	(0.74%	)	94%
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%	(0.60%	)	98%
12/31/09	5.70	(0.02)	1.81	1.79	-	-	7.49	31.40%		21,869	1.17%	(0.25%	)	120%
12/31/08	10.07	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.70	(43.07%	)	21,210	1.12%	(0.48%	)	129%
12/31/07	10.69	(0.07)	0.54	0.47	(1.09)	(1.09)	10.07	4.60%		49,168	1.09%	(0.60%	)	82%
Class N
12/31/11	$9.33	$(0.14)	$(0.09)	$(0.23)	$-	$-	$9.10	(2.47%	)	$240	1.88%	(1.49%	)	94%
12/31/10	7.04	(0.10)	2.39	2.29	-	-	9.33	32.53%		249	1.87%	(1.33%	)	98%
12/31/09	5.40	(0.06)	1.70	1.64	-	-	7.04	30.37%		159	1.91%	(0.98%	)	120%
12/31/08	9.61	(0.09)	(4.06)	(4.15)	(0.06)	(0.06)	5.40	(43.46%	)	154	1.86%	(1.21%	)	129%
12/31/07	10.20	(0.14)	0.51	0.37	(0.96)	(0.96)	9.61	3.85%		391	1.83%	(1.34%	)	82%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$7.05	$0.13	$(1.34)	$(1.21)	$(0.15)	$-	$(0.15)	$5.69	(17.13%	)	$873	1.59%	1.42%	#	1.99%	140%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	-	(0.19)	7.05	4.90%		1,296	1.61%	1.42%	#	1.17%	65%
12/31/09	4.95	0.11	1.85	1.96	-	-	-	6.91	39.60%		1,721	1.60%	1.42%	#	2.10%	61%
12/31/08	10.48	0.24	(5.77)	(5.53)	-	-	-	4.95	(52.77%	)	40,897	1.56%	1.42%	#	3.00%	34%
12/31/07	10.06	0.14	0.70	0.84	(0.21)	(0.21)	(0.42)	10.48	8.38%		394	1.59%	1.42%	#	1.30%	18%
Class L
12/31/11	$7.06	$0.21	$(1.41)	$(1.20)	$(0.07)	$-	$(0.07)	$5.79	(17.06%	)	$2,113	1.34%	1.17%	#	2.91%	140%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	-	(0.22)	7.06	5.06%		33,000	1.36%	1.17%	#	1.38%	65%
12/31/09	4.97	0.11	1.90	2.01	(0.05)	-	(0.05)	6.93	40.55%		32,559	1.35%	1.17%	#	1.98%	61%
12/31/08	10.50	0.23	(5.76)	(5.53)	-	-	-	4.97	(52.67%	)	23,604	1.31%	1.17%	#	2.76%	34%
12/31/07	10.06	0.20	0.66	0.86	(0.21)	(0.21)	(0.42)	10.50	8.66%		48,459	1.34%	1.17%	#	1.88%	18%
Class Y
12/31/11	$7.06	$0.19	$(1.40)	$(1.21)	$(0.01)	$-	$(0.01)	$5.84	(17.11%	)	$55	1.19%	1.09%	#	2.69%	140%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	-	(0.22)	7.06	5.15%		7,467	1.21%	1.09%	#	1.46%	65%
12/31/09	4.97	0.11	1.91	2.02	(0.06)	-	(0.06)	6.93	40.65%		7,034	1.20%	1.09%	#	1.93%	61%
12/31/08	10.49	0.12	(5.64)	(5.52)	-	-	-	4.97	(52.62%	)	5,478	1.16%	1.09%	#	1.83%	34%
12/31/07	10.06	0.15	0.72	0.87	(0.23)	(0.21)	(0.44)	10.49	8.73%		846	1.19%	1.09%	#	1.37%	18%
Class S
12/31/11	$7.08	$0.15	$(1.35)	$(1.20)	$(0.18)	$-	$(0.18)	$5.70	(16.84%	)	$121,002	1.09%	0.99%	#	2.24%	140%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	-	(0.23)	7.08	5.39%		102,970	1.11%	0.99%	#	1.57%	65%
12/31/09	4.98	0.11	1.92	2.03	(0.07)	-	(0.07)	6.94	40.70%		93,253	1.10%	0.99%	#	2.00%	61%
12/31/08	10.50	0.25	(5.77)	(5.52)	-	-	-	4.98	(52.57%	)	60,987	1.06%	0.99%	#	3.02%	34%
12/31/07	10.06	0.21	0.67	0.88	(0.23)	(0.21)	(0.44)	10.50	8.86%		114,090	1.09%	0.99%	#	1.94%	18%
Class N
12/31/11	$7.01	$0.11	$(1.33)	$(1.22)	$(0.13)	$-	$(0.13)	$5.66	(17.30%	)	$57	1.89%	1.72%	#	1.63%	140%
12/31/10	6.89	0.06	0.24	0.30	(0.18)	-	(0.18)	7.01	4.41%		70	1.91%	1.72%	#	0.86%	65%
12/31/09	4.94	0.07	1.90	1.97	(0.02)	-	(0.02)	6.89	39.98%		70	1.90%	1.72%	#	1.28%	61%
12/31/08	10.50	0.18	(5.74)	(5.56)	-	-	-	4.94	(52.95%	)	50	1.86%	1.72%	#	2.23%	34%
12/31/07	10.06	0.14	0.66	0.80	(0.15)	(0.21)	(0.36)	10.50	8.03%		105	1.89%	1.72%	#	1.28%	18%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$7.23	$0.09		$(1.06)	$(0.97)	$(0.10)	$-	$-	$(0.10)	$6.16	(13.60%	)	$42,720	1.79%		1.49%	#	1.33%		55%
12/31/10	6.61	0.05		0.65	0.70	(0.08)	-	-	(0.08)	7.23	10.75%		59,596	1.63%		1.51%	#	0.81%		40%
12/31/09	4.68	0.05		1.88	1.93	-	-	-	-	6.61	41.24%		63,979	1.62%		1.52%	#	1.03%		61%
12/31/08	11.33	0.15		(4.52)	(4.37)	(0.53)	(0.34)	(1.41)	(2.28)	4.68	(39.25%	)	48,153	1.60%		1.50%	#	1.57%		63%
12/31/07	12.80	0.17		0.31	0.48	(0.05)	(1.90)	-	(1.95)	11.33	3.71%		261,364	1.60%		1.50%	#	1.27%		44%
Class L
12/31/11	$7.28	$0.14		$(1.10)	$(0.96)	$(0.10)	$-	$-	$(0.10)	$6.22	(13.21%	)	$26,070	1.53%		1.23%	#	1.97%		55%
12/31/10	6.66	0.07		0.64	0.71	(0.09)	-	-	(0.09)	7.28	10.95%		149,245	1.38%		1.26%	#	1.04%		40%
12/31/09	4.70	0.07		1.89	1.96	-	-	-	-	6.66	41.70%		151,443	1.37%		1.27%	#	1.41%		61%
12/31/08	11.42	0.21		(4.61)	(4.40)	(0.55)	(0.34)	(1.43)	(2.32)	4.70	(39.21%	)	149,950	1.35%		1.25%	#	2.22%		63%
12/31/07	12.88	0.20		0.33	0.53	(0.09)	(1.90)	-	(1.99)	11.42	4.05%		328,071	1.35%		1.25%	#	1.47%		44%
Class Y
12/31/11	$7.31	$0.11		$(1.07)	$(0.96)	$(0.12)	$-	$-	$(0.12)	$6.23	(13.16%	)	$75,356	1.49%		1.19%	#	1.60%		55%
12/31/10	6.69	0.07		0.65	0.72	(0.10)	-	-	(0.10)	7.31	10.97%		83,409	1.24%		1.21%	#	1.10%		40%
12/31/09	4.72	0.07		1.90	1.97	-	-	-	-	6.69	41.74%		97,912	1.22%		N/A		1.28%		61%
12/31/08	11.45	0.22		(4.63)	(4.41)	(0.54)	(0.34)	(1.44)	(2.32)	4.72	(39.15%	)	68,982	1.20%		N/A		2.33%		63%
12/31/07	12.91	0.24		0.30	0.54	(0.10)	(1.90)	-	(2.00)	11.45	4.14%		163,726	1.20%		N/A		1.76%		44%
Class S
12/31/11	$7.34	$0.14		$(1.10)	$(0.96)	$(0.12)	$-	$-	$(0.12)	$6.26	(13.09%	)	$99,517	1.43%		1.14%	#	1.90%		55%
12/31/10	6.72	0.08		0.64	0.72	(0.10)	-	-	(0.10)	7.34	10.97%		276,053	1.19%		1.16%	#	1.15%		40%
12/31/09	4.74	0.08		1.90	1.98	-	-	-	-	6.72	41.77%		257,075	1.17%		N/A		1.40%		61%
12/31/08	11.48	0.22		(4.63)	(4.41)	(0.55)	(0.34)	(1.44)	(2.33)	4.74	(39.09%	)	206,904	1.15%		N/A		2.33%		63%
12/31/07	12.94	0.20		0.35	0.55	(0.11)	(1.90)	-	(2.01)	11.48	4.21%		505,917	1.15%		N/A		1.50%		44%
Class N
12/31/11	$7.15	$0.07		$(1.05)	$(0.98)	$(0.06)	$-	$-	$(0.06)	$6.11	(13.78%	)	$238	2.09%		1.79%	#	0.98%		55%
12/31/10	6.48	0.02		0.65	0.67	-	-	-	-	7.15	10.34%		238	1.92%		1.81%	#	0.37%		40%
12/31/09	4.60	0.04		1.84	1.88	-	-	-	-	6.48	40.87%		963	1.92%		1.82%	#	0.79%		61%
12/31/08	11.19	0.15		(4.49)	(4.34)	(0.52)	(0.34)	(1.39)	(2.25)	4.60	(39.45%	)	892	1.90%		1.80%	#	1.58%		63%
12/31/07	12.67	0.12		0.33	0.45	(0.03)	(1.90)	-	(1.93)	11.19	3.47%		3,122	1.90%		1.80%	#	0.91%		44%
Class Z
12/31/11	$7.34	$0.07		$(1.02)	$(0.95)	$(0.13)	$-	$-	$(0.13)	$6.26	(12.97%	)	$242,149	1.18%		0.86%	#	1.03%		55%
12/31/10 +	7.13	(0.00	) †	0.21	0.21	-	-	-	-	7.34	2.95%	**	103	1.20%	*	0.95%	*#	(0.04%	)	40%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 22 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Value Equity Fund (“Value Equity Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”)

MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”)

MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund) (“Growth Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (formerly known as MassMutual Select NASDAQ-100® Fund) (“Fundamental Growth Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
PIMCO Total Return Fund	7/6/2010	7/6/2010	7/6/2010	7/6/2010	7/6/2010	None	7/6/2010
Strategic Bond Fund	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004	None	None
Strategic Balanced Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	None	None
Diversified Value Fund	10/15/2004	10/15/2004	10/15/2004	10/15/2004	10/15/2004	None	None
Fundamental Value Fund	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002	None	11/15/2010
Value Equity Fund	5/1/2001	5/1/2001	5/1/2001	5/1/2001	12/31/2002	None	None
Large Cap Value Fund	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002	None	None
Indexed Equity Fund	3/1/1998	7/1/1999	3/1/1998	3/1/1998	12/31/2002	5/1/2001*	12/7/2011
Core Opportunities Fund	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	None	None
Blue Chip Growth Fund	6/1/2001	6/1/2001	6/1/2001	6/1/2001	12/31/2002	None	None
Large Cap Growth Fund	12/31/2001	12/31/2001	12/31/2001	12/31/2001	None**	None	None
Growth Opportunities Fund	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002	None	12/7/2011

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
Fundamental Growth Fund	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002	None	None
Focused Value Fund	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002	None	11/15/2010
Mid-Cap Value Fund	8/29/2006	8/29/2006	8/29/2006	8/29/2006	8/29/2006	None	12/7/2011
Small Cap Value Equity Fund	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	None	None
Small Company Value Fund	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002	None	11/15/2010
Mid Cap Growth Equity II Fund	6/1/2000	6/1/2000	6/1/2000	6/1/2000	12/31/2002	None	11/15/2010
Small Cap Growth Equity Fund	5/3/1999	5/3/1999	5/3/1999	5/3/1999	12/31/2002	None	11/15/2010
Small Company Growth Fund	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002	None	None
Diversified International Fund	12/14/2006	12/14/2006	12/14/2006	12/14/2006	12/14/2006	None	None
Overseas Fund	5/1/2001	5/1/2001	5/1/2001	5/1/2001	12/31/2002	None	11/15/2010

*	Class Z shares were renamed Class I shares on September 30, 2011.
**	Class N shares of the Large Cap Growth Fund were eliminated as of February 8, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material

Notes to Financial Statements (Continued)

subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Notes to Financial Statements (Continued)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Large Cap Growth Fund, Growth Opportunities Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. The PIMCO Total Return Fund characterized all securities sold short at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments and the PIMCO Total Return Fund’s other investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Equities
Preferred Stock
Utilities	$22,332,000	$-	$-	$22,332,000

Total Preferred Stock	22,332,000	-	-	22,332,000

Total Equities	22,332,000	-	-	22,332,000

Bonds & Notes
Total Bank Loans	-	744,555	-	744,555

Total Corporate Debt	-	699,601,027	-	699,601,027

Total Municipal Obligations	-	64,210,760	-	64,210,760

Non-U.S. Government Agency Obligations
Commercial MBS	-	90,423,669	-	90,423,669
Credit Card ABS	-	15,282,731	-	15,282,731

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund (Continued)
Other ABS	$-	$5,174,981	$-	$5,174,981
WL Collateral CMO	-	57,119,536	-	57,119,536

Total Non-U.S. Government Agency Obligations	-	168,000,917	-	168,000,917

Total Sovereign Debt Obligations	-	55,463,662	-	55,463,662

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	687,624,032	-	687,624,032

Total U.S. Government Agency Obligations and Instrumentalities	-	687,624,032	-	687,624,032

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	598,995,724	-	598,995,724

Total U.S. Treasury Obligations	-	598,995,724	-	598,995,724

Total Bonds & Notes	-	2,274,640,677	-	2,274,640,677

Purchased Options
Interest Rate Swaptions	-	412,071	-	412,071

Total Purchased Options	-	412,071	-	412,071

Total Long-Term Investments	22,332,000	2,275,052,748	-	2,297,384,748

Total Short-Term Investments	-	89,156,121	-	89,156,121

Total Investments	$22,332,000	$2,364,208,869	$-	$2,386,540,869

Strategic Bond Fund
Equities
Common Stock
Energy	$6,385	$-	$-	$6,385

Total Common Stock	6,385	-	-	6,385

Preferred Stock
Financial	276,493	-	-	276,493

Total Preferred Stock	276,493	-	-	276,493

Total Equities	282,878	-	-	282,878

Bonds & Notes
Total Corporate Debt	-	58,005,622	670,500	58,676,122

Total Municipal Obligations	-	2,161,221	-	2,161,221

Non-U.S. Government Agency Obligations
Agency Collateral CMO	-	1,561,767	-	1,561,767
Automobile ABS	-	579,801	-	579,801
Commercial MBS	-	3,206,104	-	3,206,104
Home Equity ABS	-	3,261,675	-	3,261,675
Manufactured Housing ABS	-	2,768,844	-	2,768,844
Other ABS	-	247,704	-	247,704
Student Loans ABS	-	2,292,198	-	2,292,198

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund (Continued)
WL Collateral CMO	$-	$9,518,558	$-	$9,518,558

Total Non-U.S. Government Agency Obligations	-	23,436,651	-	23,436,651

Total Sovereign Debt Obligations	-	3,389,441	-	3,389,441

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	2,853,158	-	2,853,158
Pass-Through Securities	-	54,790,967	-	54,790,967

Total U.S. Government Agency Obligations and Instrumentalities	-	57,644,125	-	57,644,125

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	24,684,831	-	24,684,831

Total U.S. Treasury Obligations	-	24,684,831	-	24,684,831

Total Bonds & Notes	-	169,321,891	670,500	169,992,391

Purchased Options
Options on Futures	2,150	-	-	2,150

Total Purchased Options	2,150	-	-	2,150

Warrants
Energy	1,442	-	-	1,442

Total Warrants	1,442	-	-	1,442

Total Long-Term Investments	286,470	169,321,891	670,500	170,278,861

Total Short-Term Investments	-	30,620,529	-	30,620,529

Total Investments	$286,470	$199,942,420	$670,500	$200,899,390

Strategic Balanced Fund
Equities
Common Stock
Basic Materials	$949,292	$589,077	$-	$1,538,369
Communications	3,106,044	899,519	-	4,005,563
Consumer, Cyclical	2,742,611	1,146,557	-	3,889,168
Consumer, Non-cyclical	5,590,192	1,787,205	-	7,377,397
Diversified	-	92,034	-	92,034
Energy	3,123,717	955,566	-	4,079,283
Financial	3,077,155	1,673,259	-	4,750,414
Industrial	2,172,331	964,509	-	3,136,840
Technology	3,274,488	489,629	-	3,764,117
Utilities	744,259	557,025	-	1,301,284

Total Common Stock	24,780,089	9,154,380	-	33,934,469

Preferred Stock
Consumer, Cyclical	-	106,322	-	106,322
Consumer, Non-cyclical	-	60,075	-	60,075
Financial	40,886	-	-	40,886

Total Preferred Stock	40,886	166,397	-	207,283

Total Equities	24,820,975	9,320,777	-	34,141,752

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Balanced Fund (Continued)
Bonds & Notes
Total Corporate Debt	$-	$6,468,376	$118,700	$6,587,076

Total Municipal Obligations	-	170,576	-	170,576

Non-U.S. Government Agency Obligations
Agency Collateral CMO	-	150,353	-	150,353
Commercial MBS	-	288,370	10,808	299,178
Home Equity ABS	-	404,684	-	404,684
Manufactured Housing ABS	-	36,322	-	36,322
Other ABS	-	2,039	-	2,039
WL Collateral CMO	-	1,011,921	-	1,011,921

Total Non-U.S. Government Agency Obligations	-	1,893,689	10,808	1,904,497

Total Sovereign Debt Obligations	-	148,618	-	148,618

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	713,728	-	713,728
Pass-Through Securities	-	5,951,991	-	5,951,991

Total U.S. Government Agency Obligations and Instrumentalities	-	6,665,719	-	6,665,719

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	2,134,745	-	2,134,745

Total U.S. Treasury Obligations	-	2,134,745	-	2,134,745

Total Bonds & Notes	-	17,481,723	129,508	17,611,231

Purchased Options
Purchased Options	194	-	-	194

Total Purchased Options	194	-	-	194

Warrants
Energy	453	-	-	453

Total Warrants	453	-	-	453

Total Long-Term Investments	24,821,622	26,802,500	129,508	51,753,630

Total Short-Term Investments	-	3,589,166	-	3,589,166

Total Investments	$24,821,622	$30,391,666	$129,508	$55,342,796

Diversified Value Fund
Equities
Common Stock
Basic Materials	$7,733,980	$-	$-	$7,733,980
Communications	38,011,758	-	-	38,011,758
Consumer, Cyclical	15,346,835	218	-	15,347,053
Consumer, Non-cyclical	53,320,606	-	-	53,320,606
Diversified	129,163	-	-	129,163
Energy	36,191,086	-	-	36,191,086
Financial	49,797,134	-	-	49,797,134
Industrial	31,907,219	-	-	31,907,219
Technology	22,068,550	-	-	22,068,550
Utilities	13,629,774	-	-	13,629,774

Total Common Stock	268,136,105	218	-	268,136,323

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Value Fund (Continued)
Preferred Stock
Consumer, Cyclical	$-	$218	$-	$218

Total Preferred Stock	-	218	-	218

Total Equities	268,136,105	436	-	268,136,541

Total Mutual Funds	2,621,724	-	-	2,621,724

Total Long-Term Investments	270,757,829	436	-	270,758,265

Total Short-Term Investments	-	4,492,250	-	4,492,250

Total Investments	$270,757,829	$4,492,686	$-	$275,250,515

Fundamental Value Fund
Equities
Common Stock
Basic Materials	$58,782,124	$-	$-	$58,782,124
Communications	82,572,472	-	-	82,572,472
Consumer, Cyclical	98,128,660	-	-	98,128,660
Consumer, Non-cyclical	235,536,080	-	-	235,536,080
Energy	145,953,765	-	-	145,953,765
Financial	242,267,021	8,227,774	-	250,494,795
Industrial	111,915,363	5,853,300	-	117,768,663
Technology	82,577,005	-	-	82,577,005
Utilities	39,090,916	-	-	39,090,916

Total Common Stock	1,096,823,406	14,081,074	-	1,110,904,480

Total Equities	1,096,823,406	14,081,074	-	1,110,904,480

Total Long-Term Investments	1,096,823,406	14,081,074	-	1,110,904,480

Total Short-Term Investments	-	21,669,343	-	21,669,343

Total Investments	$1,096,823,406	$35,750,417	$-	$1,132,573,823

Value Equity Fund
Equities
Common Stock
Basic Materials	$729,766	$-	$-	$729,766
Communications	3,389,003	-	-	3,389,003
Consumer, Cyclical	2,324,959	-	-	2,324,959
Consumer, Non-cyclical	4,311,403	285,085	-	4,596,488
Energy	3,703,419	-	-	3,703,419
Financial	6,197,248	-	-	6,197,248
Industrial	2,763,685	-	-	2,763,685
Technology	1,475,830	-	-	1,475,830
Utilities	1,517,023	-	-	1,517,023

Total Common Stock	26,412,336	285,085	-	26,697,421

Total Equities	26,412,336	285,085	-	26,697,421

Total Long-Term Investments	26,412,336	285,085	-	26,697,421

Total Short-Term Investments	-	174,393	-	174,393

Total Investments	$26,412,336	$459,478	$-	$26,871,814

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$18,486,601	$6,648,309	$4,335	$25,139,245
Communications	34,175,769	-	-	34,175,769
Consumer, Cyclical	80,919,282	3,481,829	-	84,401,111
Consumer, Non-cyclical	88,639,576	12,382,385	-	101,021,961
Diversified	-	6,606,439	-	6,606,439
Energy	58,591,163	5,852,516	-	64,443,679
Financial	146,190,666	20,661,525	-	166,852,191
Industrial	10,647,280	6,198,946	-	16,846,226
Technology	21,509,814	-	-	21,509,814

Total Common Stock	459,160,151	61,831,949	4,335	520,996,435

Preferred Stock
Basic Materials	-	141,488	-	141,488

Total Preferred Stock	-	141,488	-	141,488

Total Equities	459,160,151	61,973,437	4,335	521,137,923

Bonds & Notes
Corporate Debt	-	-	417,040	417,040

Total Bonds & Notes	-	-	417,040	417,040

Total Long-Term Investments	459,160,151	61,973,437	421,375	521,554,963

Total Short-Term Investments	-	10,231,267	-	10,231,267

Total Investments	$459,160,151	$72,204,704	$421,375	$531,786,230

Indexed Equity Fund
Equities
Common Stock
Basic Materials	$70,080,312	$-	$-	$70,080,312
Communications	230,314,149	-	-	230,314,149
Consumer, Cyclical	179,519,692	1,060	-	179,520,752
Consumer, Non-cyclical	453,694,271	-	-	453,694,271
Diversified	791,056	-	-	791,056
Energy	247,668,766	-	-	247,668,766
Financial	264,351,747	-	-	264,351,747
Industrial	215,381,576	-	-	215,381,576
Technology	264,783,995	-	-	264,783,995
Utilities	75,751,603	-	-	75,751,603

Total Common Stock	2,002,337,167	1,060	-	2,002,338,227

Preferred Stock
Consumer, Cyclical	-	1,060	-	1,060

Total Preferred Stock	-	1,060	-	1,060

Total Equities	2,002,337,167	2,120	-	2,002,339,287

Total Long-Term Investments	2,002,337,167	2,120	-	2,002,339,287

Total Short-Term Investments	-	51,841,073	-	51,841,073

Total Investments	$2,002,337,167	$51,843,193	$-	$2,054,180,360

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Core Opportunities Fund
Equities
Common Stock
Basic Materials	$1,077,551	$-	$-	$1,077,551
Communications	6,489,100	-	-	6,489,100
Consumer, Cyclical	4,350,210	-	-	4,350,210
Consumer, Non-cyclical	12,547,409	482,744	-	13,030,153
Energy	6,289,814	-	-	6,289,814
Financial	5,570,745	-	-	5,570,745
Industrial	4,142,614	-	-	4,142,614
Technology	6,739,056	-	-	6,739,056
Utilities	1,485,710	-	-	1,485,710

Total Common Stock	48,692,209	482,744	-	49,174,953

Total Equities	48,692,209	482,744	-	49,174,953

Total Long-Term Investments	48,692,209	482,744	-	49,174,953

Total Short-Term Investments	-	39,639	-	39,639

Total Investments	$48,692,209	$522,383	$-	$49,214,592

Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$27,115,355	$-	$-	$27,115,355
Communications	149,461,970	5,637,062	3,918,959	159,017,991
Consumer, Cyclical	111,313,993	-	-	111,313,993
Consumer, Non-cyclical	92,441,805	-	-	92,441,805
Energy	52,094,373	-	-	52,094,373
Financial	50,752,802	-	-	50,752,802
Industrial	90,623,592	-	-	90,623,592
Technology	88,145,149	-	-	88,145,149

Total Common Stock	661,949,039	5,637,062	3,918,959	671,505,060

Total Equities	661,949,039	5,637,062	3,918,959	671,505,060

Total Mutual Funds	1,602	-	-	1,602

Total Long-Term Investments	661,950,641	5,637,062	3,918,959	671,506,662

Total Short-Term Investments	-	6,621,493	-	6,621,493

Total Investments	$661,950,641	$12,258,555	$3,918,959	$678,128,155

Fundamental Growth Fund
Equities
Common Stock
Basic Materials	$248,544	$-	$-	$248,544
Communications	13,807,465	-	-	13,807,465
Consumer, Cyclical	3,383,322	338	-	3,383,660
Consumer, Non-cyclical	6,335,422	-	-	6,335,422
Energy	52,767	-	-	52,767

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Fundamental Growth Fund (Continued)
Industrial	$711,982	$-	$-	$711,982
Technology	21,627,052	-	-	21,627,052

Total Common Stock	46,166,554	338	-	46,166,892

Preferred Stock
Consumer, Cyclical	-	338	-	338

Total Preferred Stock	-	338	-	338

Total Equities	46,166,554	676	-	46,167,230

Total Long-Term Investments	46,166,554	676	-	46,167,230

Total Short-Term Investments	-	237,132	-	237,132

Total Investments	$46,166,554	$237,808	$-	$46,404,362

Small Company Value Fund
Equities
Common Stock
Basic Materials	$33,010,793	$-	$-	$33,010,793
Communications	18,125,859	-	-	18,125,859
Consumer, Cyclical	52,672,362	-	-	52,672,362
Consumer, Non-cyclical	52,272,971	-	-	52,272,971
Energy	33,375,180	-	-	33,375,180
Financial	114,650,139	-	-	114,650,139
Industrial	99,216,922	-	-	99,216,922
Technology	21,073,903	-	-	21,073,903
Utilities	24,584,357	-	-	24,584,357

Total Common Stock	448,982,486	-	-	448,982,486

Convertible Preferred Stock
Financial	-	2,690,117	-	2,690,117

Total Convertible Preferred Stock	-	2,690,117	-	2,690,117

Total Equities	448,982,486	2,690,117	-	451,672,603

Total Mutual Funds	1,932,181	-	-	1,932,181

Total Long-Term Investments	450,914,667	2,690,117	-	453,604,784

Total Short-Term Investments	-	5,777,177	-	5,777,177

Total Investments	$450,914,667	$8,467,294	$-	$459,381,961

Mid Cap Growth Equity II Fund
Equities
Common Stock
Basic Materials	$41,555,512	$-	$-	$41,555,512
Communications	113,544,838	-	-	113,544,838
Consumer, Cyclical	228,411,669	7,205,579	-	235,617,248
Consumer, Non-cyclical	329,294,221	1,534,547	-	330,828,768
Energy	110,247,378	1,216,226	-	111,463,604
Financial	92,201,183	-	-	92,201,183

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Growth Equity II Fund (Continued)
Industrial	$230,911,716	$-	$-	$230,911,716
Technology	220,062,875	-	-	220,062,875
Utilities	15,970,740	-	-	15,970,740

Total Common Stock	1,382,200,132	9,956,352	-	1,392,156,484

Preferred Stock
Technology	-	714,528	7,278,537	7,993,065

Total Preferred Stock	-	714,528	7,278,537	7,993,065

Total Equities	1,382,200,132	10,670,880	7,278,537	1,400,149,549

Total Mutual Funds	11,821,724	-	-	11,821,724

Total Long-Term Investments	1,394,021,856	10,670,880	7,278,537	1,411,971,273

Total Short-Term Investments	-	34,613,241	-	34,613,241

Total Investments	$1,394,021,856	$45,284,121	$7,278,537	$1,446,584,514

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$6,769,144	$-	$-	$6,769,144
Communications	80,025,521	-	-	80,025,521
Consumer, Cyclical	139,836,701	-	-	139,836,701
Consumer, Non-cyclical	156,366,023	1,863,796	-	158,229,819
Diversified	-	1,363,667	-	1,363,667
Energy	45,968,215	-	-	45,968,215
Financial	65,924,676	-	-	65,924,676
Industrial	115,742,342	-	-	115,742,342
Technology	101,495,521	-	-	101,495,521
Utilities	5,145,763	-	-	5,145,763

Total Common Stock	717,273,906	3,227,463	-	720,501,369

Total Equities	717,273,906	3,227,463	-	720,501,369

Total Mutual Funds	6,410,514	-	-	6,410,514

Total Long-Term Investments	723,684,420	3,227,463	-	726,911,883

Total Short-Term Investments	-	17,042,991	-	17,042,991

Total Investments	$723,684,420	$20,270,454	$-	$743,954,874

Diversified International Fund
Equities
Common Stock
Basic Materials	$1,000,187	$7,087,123	$-	$8,087,310
Communications	869,725	12,990,230	-	13,859,955
Consumer, Cyclical	-	12,899,642	-	12,899,642
Consumer, Non-cyclical	1,028,696	14,819,565	-	15,848,261
Diversified	-	1,715,175	-	1,715,175
Energy	-	15,698,400	-	15,698,400
Financial	-	27,405,594	-	27,405,594

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified International Fund (Continued)
Industrial	$-	$9,176,791	$-	$9,176,791
Technology	-	5,909,164	-	5,909,164
Utilities	-	9,391,935	-	9,391,935

Total Common Stock	2,898,608	117,093,619	-	119,992,227

Preferred Stock
Consumer, Cyclical	-	1,149,655	-	1,149,655

Total Preferred Stock	-	1,149,655	-	1,149,655

Total Equities	2,898,608	118,243,274	-	121,141,882

Total Long-Term Investments	2,898,608	118,243,274	-	121,141,882

Total Short-Term Investments	-	1,355,527	-	1,355,527

Total Investments	$2,898,608	$119,598,801	$-	$122,497,409

Overseas Fund
Equities
Common Stock
Basic Materials	$825,322	$49,000,805	$-	$49,826,127
Communications	4,751,495	27,411,419	-	32,162,914
Consumer, Cyclical	1,648,500	55,861,176	-	57,509,676
Consumer, Non-cyclical	837,793	95,547,635	-	96,385,428
Diversified	-	8,054,062	-	8,054,062
Energy	-	26,485,750	-	26,485,750
Financial	2,826,953	96,862,271	-	99,689,224
Industrial	6,449,797	48,516,448	-	54,966,245
Technology	5,568,612	35,505,654	-	41,074,266
Utilities	-	8,935,566	-	8,935,566

Total Common Stock	22,908,472	452,180,786	-	475,089,258

Preferred Stock
Consumer, Cyclical	-	981,574	-	981,574

Total Preferred Stock	-	981,574	-	981,574

Total Equities	22,908,472	453,162,360	-	476,070,832

Total Long-Term Investments	22,908,472	453,162,360	-	476,070,832

Total Short-Term Investments	-	4,249,554	-	4,249,554

Total Investments	$22,908,472	$457,411,914	$-	$480,320,386

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$9,725,174	$-	$9,725,174
Futures Contracts
Interest Rate Risk	2,775,999	-	-	2,775,999
Swap Agreements
Credit Risk	-	5,859,764	-	5,859,764
Interest Rate Risk	-	6,483,667	-	6,483,667
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	334,468	-	334,468
Futures Contracts
Interest Rate Risk	129,397	-	-	129,397
Swap Agreements
Credit Risk	-	8,848	-	8,848
Strategic Balanced Fund
Forward Contracts
Foreign Exchange Risk	-	95,170	-	95,170
Futures Contracts
Interest Rate Risk	2,892	-	-	2,892
Swap Agreements
Credit Risk	-	10,010	-	10,010
Indexed Equity Fund
Futures Contracts
Equity Risk	235,710	-	-	235,710
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	1,121,443	-	1,121,443
Futures Contracts
Equity Risk	10,007	-	-	10,007
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	5,333,563	-	5,333,563

Notes to Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$(3,969,265)	$-	$(3,969,265)
Swap Agreements
Credit Risk	-	(9,699,608)	-	(9,699,608)
Interest Rate Risk	-	(899,712)	-	(899,712)
Written Options
Interest Rate Risk	(11,538)	(204,937)	-	(216,475)
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(47,502)	-	(47,502)
Futures Contracts
Interest Rate Risk	(209,465)	-	-	(209,465)
Swap Agreements
Credit Risk	-	(12,211)	-	(12,211)
Interest Rate Risk	-	(9,715)	-	(9,715)
Written Options
Interest Rate Risk	(11,981)	-	-	(11,981)
Strategic Balanced Fund
Forward Contracts
Foreign Exchange Risk	-	(32,290)	-	(32,290)
Futures Contracts
Interest Rate Risk	(12,032)	-	-	(12,032)
Swap Agreements
Credit Risk	-	(14,531)	-	(14,531)
Interest Rate Risk	-	(1,659)	-	(1,659)
Written Options
Interest Rate Risk	(1,034)	-	-	(1,034)
Fundamental Growth Fund
Futures Contracts
Equity Risk	(1,273)	-	-	(1,273)
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	(797,393)	-	(797,393)
Futures Contracts
Equity Risk	(5,174)	-	-	(5,174)
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	(1,674,432)	-	(1,674,432)

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *			Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Large Cap Value Fund	$-	$9,508,933	**	$(9,508,933	)**	$-
Mid Cap Growth Equity II Fund	-	2,939,604	***	(2,939,604	)***	-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 1 and Level 2 as a result of the security being fair valued in accordance with procedures approved by the Trustees.
***	Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
PIMCO Total Return Fund
Long-Term Investments
Bonds & Notes
Bank Loans	$2,000,000		$-	$-	$-	$-	$-	$-	$(2,000,000	)****	$-	$-
Corporate Debt	886,709		-	-	-	16,090,076	-	-	(16,976,785	)**	-	-
Sovereign Debt Obligations	-		-	-	-	552,726	-	-	(552,726	)**	-	-
Non-U.S. Government Agency
Obligations
Other ABS	-		-	-	-	3,543,500	-	-	(3,543,500	)**	-	-

	$2,886,709		$-	$-	$-	$20,186,302	$-	$-	$(23,073,011)		$-	$-

Strategic Bond Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$784,734		$-	$(899,547)	$789,616	$669,826	$(674,129)	$-	$-		$670,500	$(113,750)
Warrants
Energy	-	***	-	-	-	-	-	-	-	****	-	-

	$784,734		$-	$(899,547)	$789,616	$669,826	$(674,129)	$-	$-		$670,500	$(113,750)

Strategic Balanced Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$226,002		$-	$(433,539)	$391,946	$279,927	$(345,636)	$-	$-		$118,700	$(29,800)
Non-U.S. Government Agency Obligations
Commercial MBS	17,374		-	(236,898)	230,332	-	-	-	-		10,808	11,624
Warrants
Energy	-	***	-	-	-	-	-	-	-	****	-	-

	$243,376		$-	$(674,437)	$622,278	$279,927	$(345,636)	$-	$-		$129,508	$(18,176)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Large Cap Value Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(295,365)	$-	$-	$299,700	**	$-	$4,335	$(295,365)
Bonds & Notes
Corporate Debt	2,151,365	-	-	(1,734,325)	-	-	-		-	417,040	(1,734,325)

	$2,151,365	$-	$-	$(2,029,690)	$-	$-	$299,700		$-	$421,375	$(2,029,690)

Blue Chip Growth Fund
Equities
Common Stock
Communications	$-	$-	$-	$608,871	$3,310,088	$-	$-		$-	$3,918,959	$608,871

Mid Cap Growth Equity II Fund
Long-Term Investments
Equities
Preferred Stock
Technology	$-	$-	$-	$1,196,180	$6,082,357	$-	$-		$-	$7,278,537	$1,196,180
Consumer Non-cyclical	-	-	-	-	3,373,353	(3,373,353)	-		-	-	-

	$-	$-	$-	$1,196,180	$9,455,710	$(3,373,353)	$-		$-	$7,278,537	$1,196,180

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2010.
****	Transfers occurred between Levels as a result of certain equity securities receiving a price directly.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Strategic Balanced Fund	Indexed Equity Fund	Fundamental Growth Fund	Small Cap Growth Equity Fund	Diversified International Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A	A			A	A	A
Directional Exposures to Currencies	A	A	A				A	A

Futures Contracts**
Hedging/Risk Management	A	A	A				A	A
Duration/Credit Quality Management	A	A	A
Substitution for Direct Investment	A	A	A	A	A		A	A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Strategic Balanced Fund	Indexed Equity Fund	Fundamental Growth Fund	Small Cap Growth Equity Fund	Diversified International Fund	Overseas Fund

Interest Rate Swaps***
Hedging/Risk Management	A	A	A
Duration Management	A	A	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Substitution for Direct Investment		A	A
Market Access		A	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	A	A	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A	A	A
Income	A	A	A
Substitution for Direct Investments	A	A	A

Options (Purchased)
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	A	A	A
Substitution for Direct Investment	A

Options (Sold)
Hedging/Risk Management	M	A	A
Duration/Credit Quality Management	A	A	A
Income	A	A	A
Directional Investment		A	A

Rights and Warrants
Directional Investment		A	A					A
Result of a Corporate Action			A	A			A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.

**	Includes any options purchased or written on futures contracts, if applicable.

***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

****	Includes any index swaps, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$9,725,174	$-	$9,725,174
Futures Contracts^^	-	-	-	2,775,999	2,775,999
Swap Agreements*,^^	5,859,764	-	-	6,483,667	12,343,431
Purchased Options*	-	-	-	412,071	412,071

Total Value	$5,859,764	$-	$9,725,174	$9,671,737	$25,256,675

Liability Derivatives
Forward Contracts^	$-	$-	$(3,969,265)	$-	$(3,969,265)
Swap Agreements^,^^	(9,699,608)	-	-	(899,712)	(10,599,320)
Written Options^	-	-	-	(216,475)	(216,475)

Total Value	$(9,699,608)	$-	$(3,969,265)	$(1,116,187)	$(14,785,060)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$4,560,428	$-	$4,560,428
Futures Contracts	-	-	-	8,238,896	8,238,896
Swap Agreements	2,402,852	-	-	(21,980,389)	(19,577,537)
Purchased Options	-	-	-	(4,950,940)	(4,950,940)
Written Options	-	-	-	(818,301)	(818,301)

Total Realized Gain (Loss)	$2,402,852	$-	$4,560,428	$(19,510,734)	$(12,547,454)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$3,376,086	$-	$3,376,086
Futures Contracts	-	-	-	2,529,875	2,529,875
Swap Agreements	(6,064,007)	-	-	2,678,747	(3,385,260)
Purchased Options	-	-	-	121,000	121,000
Written Options	-	-	-	2,930,721	2,930,721

Total Change in Appreciation (Depreciation)	$(6,064,007)	$-	$3,376,086	$8,260,343	$5,572,422

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$379,661,041	$-	$379,661,041
Futures Contracts	-	-	-	7,370	7,370
Swap Agreements	$187,641,667	$-	$-	$213,266,667	$400,908,334
Purchased Options	-	-	-	76,700,000	76,700,000
Written Options	-	-	-	507,309,068	507,309,068

Strategic Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$334,468	$-	$334,468
Futures Contracts^^	-	-	-	129,397	129,397
Swap Agreements*	8,848	-	-	-	8,848
Purchased Options*	-	-	-	2,150	2,150
Warrants*	-	1,442	-	-	1,442

Total Value	$8,848	$1,442	$334,468	$131,547	$476,305

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$-	$(47,502)	$-	$(47,502)
Futures Contracts^^	-	-	-	(209,465)	(209,465)
Swap Agreements^	(12,211)	-	-	(9,715)	(21,926)
Written Options^	-	-	-	(11,981)	(11,981)

Total Value	$(12,211)	$-	$(47,502)	$(231,161)	$(290,874)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(222,839)	$-	$(222,839)
Futures Contracts	-	-	-	(1,185,425)	(1,185,425)
Swap Agreements	119,203	-	-	(1,150,589)	(1,031,386)
Purchased Options	-	-	-	(44,850)	(44,850)
Written Options	-	-	-	145,106	145,106

Total Realized Gain (Loss)	$119,203	$-	$(222,839)	$(2,235,758)	$(2,339,394)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$322,290	$-	$322,290
Futures Contracts	-	-	-	(182,164)	(182,164)
Swap Agreements	(71,287)	-	-	321,892	250,605
Purchased Options	-	-	-	(4,398)	(4,398)
Written Options	-	-	-	(737)	(737)
Warrants	-	1,442	-	-	1,442

Total Change in Appreciation (Depreciation)	$(71,287)	$1,442	$322,290	$134,593	$387,038

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$7,024,764	$-	$7,024,764
Futures Contracts	-	-	-	555	555
Swap Agreements	$3,332,500	$-	$-	$5,175,718	$8,508,218
Purchased Options	-	-	-	144	144
Written Options	-	-	-	88	88
Warrants	-	258	-	-	258

Strategic Balanced Fund
Asset Derivatives
Forward Contracts*	$-	$-	$95,170	$-	$95,170
Futures Contracts^^	-	-	-	2,892	2,892
Swap Agreements*	10,010	-	-	-	10,010
Purchased Options*	-	-	-	194	194
Warrants*	-	453	-	-	453

Total Value	$10,010	$453	$95,170	$3,086	$108,719

Liability Derivatives
Forward Contracts^	$-	$-	$(32,290)	$-	$(32,290)
Futures Contracts^^	-	-	-	(12,032)	(12,032)
Swap Agreements^	(14,531)	-	-	(1,659)	(16,190)
Written Options^	-	-	-	(1,034)	(1,034)

Total Value	$(14,531)	$-	$(32,290)	$(14,725)	$(61,546)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Balanced Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$-	$167,372	$-	$167,372
Futures Contracts	-	-	-	(234,936)	(234,936)
Swap Agreements	2,548	-	-	(52,837)	(50,289)
Purchased Options	-	-	-	(2,676)	(2,676)
Written Options	-	-	-	23,739	23,739

Total Realized Gain (Loss)	$2,548	$-	$167,372	$(266,710)	$(96,790)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(55,884)	$-	$(55,884)
Futures Contracts	-	-	-	(72,656)	(72,656)
Swap Agreements	(7,793)	-	-	(1,973)	(9,766)
Purchased Options	-	-	-	(472)	(472)
Written Options	-	-	-	(189)	(189)
Warrants	-	453	-	-	453

Total Change in Appreciation (Depreciation)	$(7,793)	$453	$(55,884)	$(75,290)	$(138,514)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$7,711,626	$-	$7,711,626
Futures Contracts	-	4	-	35	39
Swap Agreements	$419,233	$-	$-	$192,176	$611,409
Purchased Options	-	-	-	105,015	105,015
Written Options	-	-	-	105,010	105,010
Rights	-	5,236	-	-	5,236
Warrants	-	81	-	-	81

Indexed Equity Fund
Asset Derivatives
Futures Contracts^^	$-	$235,710	$-	$-	$235,710

Realized Gain (Loss)#
Futures Contracts	$-	$502,587	$-	$-	$502,587
Warrants	-	(15,276)	-	-	(15,276)

Total Realized Gain (Loss)	$-	$487,311	$-	$-	$487,311

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$327,096	$-	$-	$327,096

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	159	-	-	159
Warrants	-	13,022	-	-	13,022

Fundamental Growth Fund
Liability Derivatives
Futures Contracts^^	$-	$(1,273)	$-	$-	$(1,273)

Realized Gain (Loss)#
Futures Contracts	$-	$18,838	$-	$-	$18,838

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(2,385)	$-	$-	$(2,385)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Fundamental Growth Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	18	-	-	18

Small Cap Growth Equity Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(11,901)	$-	$(11,901)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$11,901	$-	$11,901

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$1,511,014	$-	$1,511,014

Diversified International Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,121,443	$-	$1,121,443
Futures Contracts^^	-	10,007	-	-	10,007

Total Value	$-	$10,007	$1,121,443	$-	$1,131,450

Liability Derivatives
Forward Contracts^	$-	$-	$(797,393)	$-	$(797,393)
Futures Contracts^^	-	(5,174)	-	-	(5,174)

Total Value	$-	$(5,174)	$(797,393)	$-	$(802,567)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(63,781)	$-	$(63,781)
Futures Contracts	-	(97,272)	-	-	(97,272)
Rights	-	(70)	-	-	(70)

Total Realized Gain (Loss)	$-	$(97,342)	$(63,781)	$-	$(161,123)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(414,190)	$-	$(414,190)
Futures Contracts	-	29,824	-	-	29,824
Rights	-	(2,013)	-	-	(2,013)

Total Change in Appreciation (Depreciation)	$-	$27,811	$(414,190)	$-	$(386,379)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$103,827,580	$-	$103,827,580
Futures Contracts	-	31	-	-	31
Rights	-	56,975	-	-	56,975

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$5,333,563	$-	$5,333,563

Liability Derivatives
Forward Contracts^	$-	$-	$(1,674,432)	$-	$(1,674,432)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(6,120,477)	$-	$(6,120,477)
Futures Contracts	-	22,435	-	-	22,435
Rights	-	318	-	-	318
Warrants	-	17,724	-	-	17,724

Total Realized Gain (Loss)	$-	$40,477	$(6,120,477)	$-	$(6,080,000)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$5,862,643	$-	$5,862,643
Futures Contracts	-	(7,560)	-	-	(7,560)
Rights	-	(1,764)	-	-	(1,764)
Warrants	-	(110,534)	-	-	(110,534)

Total Change in Appreciation (Depreciation)	$-	$(119,858)	$5,862,643	$-	$5,742,785

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$156,751,688	$-	$156,751,688
Futures Contracts	-	14	-	-	14
Rights	-	6,575,710	-	-	6,575,710
Warrants	-	40,200	-	-	40,200

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding, open forward foreign currency contracts, or open swap agreements, at value, as applicable.
^^	Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

The Strategic Balanced Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into.

Notes to Financial Statements (Continued)

Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had listed in the following table had open forward foreign currency contracts at December 31, 2011. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund*
BUYS
	Barclays Bank PLC	59,257,560	Chinese Yuan Renminbi	6/01/12	$9,277,336	$9,395,367	$118,031
	Barclays Bank PLC	16,470,000	Euro	1/17/12	22,047,645	21,317,991	(729,654)
	Barclays Bank PLC	324,324	Mexican Peso	3/15/12	23,069	23,109	40

					31,348,050	30,736,467	(611,583)

	Credit Suisse Securities LLC	924,000	Euro	1/17/12	1,280,945	1,195,982	(84,963)

	Goldman Sachs & Co.	1,200,000	Euro	1/04/12	1,574,400	1,553,101	(21,299)

	JP Morgan Chase Bank	72,426,345	Brazilian Real	1/04/12	39,868,896	38,829,296	(1,039,600)
	JP Morgan Chase Bank	33,952,285	Brazilian Real	3/02/12	17,959,421	17,970,794	11,373
	JP Morgan Chase Bank	588,000	British Pound	3/12/12	910,083	912,573	2,490
	JP Morgan Chase Bank	55,312,150	Chinese Yuan Renminbi	6/01/12	8,700,000	8,769,817	69,817
	JP Morgan Chase Bank	14,938,000	Euro	1/17/12	19,623,936	19,335,043	(288,893)
	JP Morgan Chase Bank	247,129,500	Indian Rupee	7/12/12	5,316,900	4,508,618	(808,282)
	JP Morgan Chase Bank	23,382,600,000	Indonesian Rupiah	1/31/12	2,626,373	2,571,996	(54,377)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund* (Continued)
BUYS (Continued)
	JP Morgan Chase Bank	5,577,900	Malaysian Ringgit	4/23/12	$1,839,070	$1,751,263	$(87,807)
	JP Morgan Chase Bank	215,627,500	Philippine Peso	3/15/12	4,957,824	4,899,549	(58,275)

					101,802,503	99,548,949	(2,253,554)

	Royal Bank of Scotland PLC	6,411,000	Chinese Yuan Renminbi	6/01/12	1,000,000	1,016,473	16,473

	UBS AG	4,521,775	Brazilian Real	1/04/12	2,410,585	2,424,219	13,634
	UBS AG	37,240,800	Chinese Yuan Renminbi	2/01/13	5,900,000	5,891,536	(8,464)
	UBS AG	799,000	Euro	1/17/12	1,093,775	1,034,188	(59,587)

					9,404,360	9,349,943	(54,417)

					$146,410,258	$143,400,915	$(3,009,343)

SELLS
	Barclays Bank PLC	599,000	Australian Dollar	2/23/12	$599,055	$609,200	$(10,145)
	Barclays Bank PLC	11,198,000	Canadian Dollar	2/09/12	10,940,290	10,982,809	(42,519)
	Barclays Bank PLC	16,753,000	Euro	1/17/12	22,270,375	21,684,291	586,084
	Barclays Bank PLC	1,308,000,000	Indonesian Rupiah	1/31/12	145,657	143,875	1,782
	Barclays Bank PLC	189,829,000	Philippine Peso	3/15/12	4,438,416	4,313,349	125,067
	Barclays Bank PLC	5,577,900	Malaysian Ringgit	4/23/12	1,788,075	1,751,263	36,812

					40,181,868	39,484,787	697,081

	Credit Suisse Securities LLC	1,200,000	Euro	1/04/12	1,603,104	1,553,101	50,003
	Credit Suisse Securities LLC	1,277,400	Chinese Yuan Renminbi	6/01/12	200,000	202,534	(2,534)
	Credit Suisse Securities LLC	100,000,000	Japanese Yen	3/29/12	1,286,902	1,301,242	(14,340)

					3,090,006	3,056,877	33,129

	Goldman Sachs & Co.	1,240,000	Canadian Dollar	2/09/12	1,199,183	1,216,171	(16,988)
	Goldman Sachs & Co.	1,200,000	Euro	2/02/12	1,574,748	1,553,375	21,373
	Goldman Sachs & Co.	1,471,500,000	Indonesian Rupiah	1/31/12	162,867	161,859	1,008

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund* (Continued)
SELLS (Continued)
	Goldman Sachs & Co.	19,695,100,000	Indonesian Rupiah	7/02/12	$2,116,615	$2,134,980	$(18,365)
	Goldman Sachs & Co.	12,855,000	Philippine Peso	3/15/12	300,000	292,095	7,905

					5,353,413	5,358,480	(5,067)

	JP Morgan Chase Bank	1,067,000	Australian Dollar	2/23/12	1,062,362	1,085,170	(22,808)
	JP Morgan Chase Bank	31,508,000	British Pound	3/12/12	49,414,784	48,900,279	514,505
	JP Morgan Chase Bank	24,556,000	Canadian Dollar	2/09/12	23,729,611	24,084,109	(354,498)
	JP Morgan Chase Bank	123,849,000	Euro	1/17/12	168,028,630	160,304,304	7,724,326

					242,235,387	234,373,862	7,861,525

	JP Morgan Chase Bank	72,426,345	Brazilian Real	1/04/12	38,691,355	38,829,297	(137,942)
	JP Morgan Chase Bank	247,129,500	Indian Rupee	7/12/12	4,845,478	4,508,618	336,860
	JP Morgan Chase Bank	12,943,500	Philippine Peso	3/15/12	300,000	294,106	5,894

					43,836,833	43,632,021	204,812

	UBS AG	4,521,775	Brazilian Real	1/04/12	2,430,000	2,424,219	5,781
	UBS AG	7,347,000	Canadian Dollar	2/09/12	7,100,422	7,205,813	(105,391)
	UBS AG	1,277,400	Chinese Yuan Renminbi	6/01/12	200,000	202,534	(2,534)
	UBS AG	2,100,000	Euro	1/17/12	2,793,430	2,718,141	75,289
	UBS AG	908,000,000	Indonesian Rupiah	1/31/12	100,498	99,871	627

					12,624,350	12,650,578	(26,228)

					$347,321,857	$338,556,605	$8,765,252

Strategic Bond Fund
BUYS
	Citibank N.A.	1,847,000	Canadian Dollar	2/16/12	$1,813,042	$1,811,229	$(1,813)

	JP Morgan Chase Bank	1,484,220	Brazilian Real	2/15/12	833,831	788,142	(45,689)

					$2,646,873	$2,599,371	$(47,502)

SELLS
	Citibank N.A.	2,103,365	Euro	2/16/12	$2,908,481	$2,723,114	$185,367

	Morgan Stanley & Co.	1,270,000	Euro	2/16/12	1,752,924	1,644,201	108,723

	UBS AG	466,893	Euro	2/16/12	644,840	604,462	40,378

					$5,306,245	$4,971,777	$334,468

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS
	Barclays Bank PLC	1,028,188	Japanese Yen	2/23/12	$13,250	$13,369	$119

	BNP Paribas SA	29,297	British Pound	2/23/12	46,075	45,477	(598)
	BNP Paribas SA	59,923	Danish Krone	2/23/12	10,809	10,438	(371)
	BNP Paribas SA	53,925	Euro	2/23/12	71,351	69,819	(1,532)
	BNP Paribas SA	671,936	Japanese Yen	2/23/12	8,710	8,737	27

					136,945	134,471	(2,474)

	Citibank N.A.	41,646	British Pound	2/23/12	65,171	64,647	(524)
	Citibank N.A.	203,000	Canadian Dollar	2/16/12	199,268	199,069	(199)
	Citibank N.A.	97,164	Euro	2/23/12	129,652	125,802	(3,850)
	Citibank N.A.	2,324,758	Japanese Yen	2/16/12	29,850	30,224	374

					423,941	419,742	(4,199)

	Credit Suisse Securities LLC	57,007	British Pound	2/23/12	89,358	88,492	(866)

	Deutsche Bank AG	888,800	Australian Dollar	2/23/12	890,271	903,936	13,665
	Deutsche Bank AG	179,264	Singapore Dollar	2/23/12	138,536	138,194	(342)
	Deutsche Bank AG	388,692	Swiss Franc	2/23/12	424,550	414,203	(10,347)

					1,453,357	1,456,333	2,976

	HSBC Bank PLC	6,706,031	Japanese Yen	2/23/12	86,515	87,196	681

	Morgan Stanley & Co.	76,832	Canadian Dollar	2/23/12	75,415	75,333	(82)
	Morgan Stanley & Co.	25,986	Euro	2/23/12	33,790	33,645	(145)

					109,205	108,978	(227)

	State Street Bank and Trust Co.	11,773	Euro	2/23/12	15,866	15,243	(623)
	State Street Bank and Trust Co.	3,027,336	Japanese Yen	2/23/12	38,931	39,363	432
	State Street Bank and Trust Co.	141,790	Norwegian Krone	2/23/12	24,513	23,666	(847)

					79,310	78,272	(1,038)

	UBS AG	12,395	British Pound	2/23/12	19,415	19,240	(175)
	UBS AG	14,863	Euro	2/23/12	19,439	19,244	(195)
	UBS AG	911,778	Swedish Krona	2/23/12	134,223	132,162	(2,061)

					173,077	170,646	(2,431)

	Westpac Banking Corp.	17,813	Euro	2/23/12	23,750	23,063	(687)
	Westpac Banking Corp.	2,274,226	Japanese Yen	2/23/12	29,476	29,571	95

					53,226	52,634	(592)

					$2,618,184	$2,610,133	$(8,051)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (Continued)
SELLS
	Barclays Bank PLC	438,426	Euro	2/23/12	$591,170	$567,648	$23,522
	Barclays Bank PLC	37,572	Swiss Franc	2/23/12	40,586	40,038	548

					631,756	607,686	24,070

	BNP Paribas SA	36,723	British Pound	2/23/12	57,499	57,005	494
	BNP Paribas SA	660,811	Hong Kong Dollar	2/23/12	85,029	85,098	(69)
	BNP Paribas SA	4,488,884	Japanese Yen	2/23/12	57,600	58,367	(767)
	BNP Paribas SA	30,501	Swiss Franc	2/23/12	33,151	32,503	648

					233,279	232,973	306

	Citibank N.A.	265,025	Euro	2/16/12	366,470	343,113	23,357
	Citibank N.A.	3,081,351	Japanese Yen	2/23/12	40,092	40,066	26

					406,562	383,179	23,383

	Credit Suisse Securities LLC	103,832	Australian Dollar	2/23/12	105,520	105,601	(81)

	Deutsche Bank AG	151,652	Canadian Dollar	2/23/12	147,627	148,692	(1,065)

	HSBC Bank PLC	21,491	British Pound	2/23/12	33,494	33,360	134
	HSBC Bank PLC	15,899	Swiss Franc	2/23/12	17,234	16,942	292

					50,728	50,302	426

	JP Morgan Chase Bank	2,324,280	Japanese Yen	2/16/12	29,837	30,217	(380)

	Morgan Stanley & Co.	114,925	Euro	2/16/12	158,626	148,787	9,839
	Morgan Stanley & Co.	5,890,493	Japanese Yen	2/23/12	75,823	76,592	(769)

					234,449	225,379	9,070

	Royal Bank of Canada	13,087,281	Japanese Yen	2/23/12	170,578	170,168	410

	State Street Bank and Trust Co.	314,766	British Pound	2/23/12	495,791	488,607	7,184
	State Street Bank and Trust Co.	55,109	Euro	2/23/12	72,091	71,352	739

					567,882	559,959	7,923

	UBS AG	69,537	Euro	2/16/12	96,040	90,026	6,014
	UBS AG	40,292	Euro	2/23/12	54,689	52,168	2,521
	UBS AG	981,352	Hong Kong Dollar	2/23/12	126,170	126,376	(206)
	UBS AG	44,893	New Zealand Dollar	2/23/12	34,231	34,829	(598)

					311,130	303,399	7,731

	Westpac Banking Corp.	13,728	British Pound	2/23/12	21,369	21,310	59

					$2,910,717	$2,838,865	$71,852

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (Continued)
Cross Currency Forwards
Barclays Bank PLC	191,489	USD/Hong Kong Dollar	2/23/12	$24,574	$24,660	$86
	25,546	Australian Dollar/USD	2/23/12	24,574	25,981	(1,407)

					$50,641	$(1,321)

Barclays Bank PLC	2,633,513	USD/Japanese Yen	2/23/12	$33,806	$34,242	$436
	31,728	Swiss Franc/USD	2/23/12	33,806	33,810	(4)

					$68,052	$432

Barclays Bank PLC	30,000	USD/Euro	2/23/12	$39,233	$38,842	$(391)
	39,094	Australian Dollar/USD	2/23/12	39,233	39,760	(527)

					$78,602	$(918)

Credit Suisse Securities LLC	38,090	USD/Euro	2/23/12	$50,239	$49,317	$(922)
	47,013	Swiss Franc/USD	2/23/12	50,239	50,098	141

					$99,415	$(781)

Credit Suisse Securities LLC	1,981,084	USD/Japanese Yen	2/23/12	$25,497	$25,759	$262
	16,283	British Pound/USD	2/23/12	25,497	25,276	221

					$51,035	$483

UBS AG	409,326	USD/Hong Kong Dollar	2/23/12	$52,605	$52,712	$107
	38,772	Euro/USD	2/23/12	52,605	50,200	2,405

					$102,912	$2,512

UBS AG	1,494,362	USD/Japanese Yen	2/23/12	$19,251	$19,431	$180
	14,934	Euro/USD	2/23/12	19,251	19,336	(85)

					$38,767	$95

Westpac Banking Corp.	43,678	USD/Singapore Dollar	2/23/12	$33,519	$33,671	$152
	34,506	Australian Dollar/USD	2/23/12	33,519	35,094	(1,575)

					$68,765	$(1,423)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund
BUYS
	Barclays Bank PLC	241,523	British Pound	1/12/12	$385,577	$375,060	$(10,517)
	Barclays Bank PLC	1,960,279	Norwegian Krone	1/12/12	333,354	327,676	(5,678)
	Barclays Bank PLC	1,880,828	Singapore Dollar	1/12/12	1,442,558	1,450,046	7,488
	Barclays Bank PLC	794,854	Swedish Krona	1/12/12	115,626	115,451	(175)

					2,277,115	2,268,233	(8,882)

	BNP Paribas SA	153,081	British Pound	1/12/12	239,805	237,719	(2,086)

	Citibank N.A.	21,007,177	Hong Kong Dollar	1/12/12	2,701,227	2,704,861	3,634
	Citibank N.A.	89,365,271	Japanese Yen	1/12/12	1,168,824	1,161,158	(7,666)

					3,870,051	3,866,019	(4,032)

	Credit Suisse Securities LLC	874,494	Euro	1/12/12	1,207,763	1,131,869	(75,894)

	Morgan Stanley & Co.	731,751	British Pound	1/12/12	1,142,242	1,136,331	(5,911)

	Royal Bank of Canada	290,037	Australian Dollar	1/12/12	284,775	296,381	11,606
	Royal Bank of Canada	1,658,693	Euro	1/12/12	2,244,268	2,146,869	(97,399)
	Royal Bank of Canada	72,089,450	Japanese Yen	1/12/12	938,923	936,687	(2,236)
	Royal Bank of Canada	1,064,233	Singapore Dollar	1/12/12	823,911	820,483	(3,428)
	Royal Bank of Canada	2,313,905	Swiss Franc	1/12/12	2,522,120	2,463,766	(58,354)

					6,813,997	6,664,186	(149,811)

	Toronto Dominion Bank	9,375,096	Australian Dollar	1/12/12	8,972,436	9,580,145	607,709
	Toronto Dominion Bank	831,436	Euro	1/12/12	1,124,210	1,076,139	(48,071)

					10,096,646	10,656,284	559,638

	UBS AG	599,402	Australian Dollar	1/12/12	635,139	612,513	(22,626)
	UBS AG	276,950	Canadian Dollar	1/12/12	263,794	271,798	8,004
	UBS AG	617,972	Euro	1/12/12	853,105	799,850	(53,255)

					1,752,038	1,684,161	(67,877)

	Westpac Banking Corp.	471,305	British Pound	1/12/12	725,410	731,886	6,476
	Westpac Banking Corp.	50,218,880	Japanese Yen	1/12/12	655,907	652,514	(3,393)

					1,381,317	1,384,400	3,083

					$28,780,974	$29,029,202	$248,228

SELLS
	Barclays Bank PLC	243,025	Australian Dollar	1/12/12	$243,256	$248,340	$(5,084)
	Barclays Bank PLC	550,000	British Pound	1/12/12	863,210	854,091	9,119
	Barclays Bank PLC	250,000	Euro	1/12/12	336,160	323,578	12,582
	Barclays Bank PLC	419,357	New Zealand Dollar	1/12/12	324,549	326,272	(1,723)

					1,767,175	1,752,281	14,894

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
SELLS (Continued)
BNP Paribas SA	100,882	British Pound	1/12/12	$158,022	$156,659	$1,363

Citibank N.A.	6,120,896	British Pound	1/12/12	9,471,329	9,505,098	(33,769)
Citibank N.A.	67,135,833	Japanese Yen	1/12/12	873,862	872,323	1,539

				10,345,191	10,377,421	(32,230)

Credit Suisse Securities LLC	658,198	British Pound	1/12/12	1,028,984	1,022,112	6,872
Credit Suisse Securities LLC	21,318,784	Japanese Yen	1/12/12	276,572	277,003	(431)

				1,305,556	1,299,115	6,441

Morgan Stanley & Co.	80,000	Euro	1/12/12	104,508	103,545	963
Morgan Stanley & Co.	53,500,000	Japanese Yen	1/12/12	685,261	695,147	(9,886)

				789,769	798,692	(8,923)

Royal Bank of Canada	1,208,189	Australian Dollar	1/12/12	1,237,678	1,234,614	3,064
Royal Bank of Canada	315,768	British Pound	1/12/12	497,020	490,353	6,667
Royal Bank of Canada	498,815	Canadian Dollar	1/12/12	478,055	489,536	(11,481)
Royal Bank of Canada	3,664,704	Euro	1/12/12	4,869,232	4,743,275	125,957
Royal Bank of Canada	404,910	Singapore Dollar	1/12/12	313,183	312,170	1,013

				7,395,168	7,269,948	125,220

UBS AG	787,451	Euro	1/12/12	1,085,013	1,019,208	65,805
UBS AG	7,987,805	Hong Kong Dollar	1/12/12	1,027,869	1,028,501	(632)
UBS AG	356,189	New Zealand Dollar	1/12/12	262,511	277,125	(14,614)

				2,375,393	2,324,834	50,559

Westpac Banking Corp.	527,615	Australian Dollar	1/12/12	515,637	539,155	(23,518)
Westpac Banking Corp.	400,889	British Pound	1/12/12	632,127	622,537	9,590
Westpac Banking Corp.	200,000	Euro	1/12/12	269,718	258,863	10,855
Westpac Banking Corp.	8,528,302	Hong Kong Dollar	1/12/12	1,097,550	1,098,095	(545)
Westpac Banking Corp.	392,079	New Zealand Dollar	1/12/12	306,829	305,048	1,781
Westpac Banking Corp.	3,913,588	Swedish Krona	1/12/12	587,354	568,440	18,914

				3,409,215	3,392,138	17,077

				$27,545,489	$27,371,088	$174,401

Cross Currency Forwards
Barclays Bank PLC	632,970	USD/Euro	1/12/12	$866,821	$819,262	$(47,559)
	67,759,831	Japanese Yen/USD	1/12/12	866,821	880,430	(13,609)

					$1,699,692	$(61,168)

Barclays Bank PLC	275,060	USD/Euro	1/12/12	$379,955	$356,014	$(23,941)
	385,452	Canadian Dollar/USD	1/12/12	379,955	378,282	1,673

					$734,296	$(22,268)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards (Continued)
Barclays Bank PLC	2,951,536	USD/Hong Kong Dollar	1/12/12	$379,785	$380,037	$252
	242,328	British Pound/USD	1/12/12	379,785	376,309	3,476

					$756,346	$3,728

Barclays Bank PLC	300,059	USD/British Pound	1/12/12	$481,100	$465,960	$(15,140)
	467,162	Australian Dollar/USD	1/12/12	481,100	477,379	3,721

					$943,339	$(11,419)

Barclays Bank PLC	35,447,278	USD/Japanese Yen	1/12/12	$455,036	$460,581	$5,545
	457,946	Australian Dollar/USD	1/12/12	455,036	467,962	(12,926)

					$928,543	$(7,381)

Barclays Bank PLC	160,000	USD/British Pound	1/12/12	$250,560	$248,463	$(2,097)
	19,545,648	Japanese Yen/USD	1/12/12	250,560	253,965	(3,405)

					$502,428	$(5,502)

Citibank N.A.	271,273	USD/Euro	1/12/12	$371,495	$351,112	$(20,383)
	233,695	British Pound/USD	1/12/12	371,495	362,904	8,591

					$714,016	$(11,792)

Citibank N.A.	195,337	USD/British Pound	1/12/12	$311,308	$303,337	$(7,971)
	227,068	Euro/USD	1/12/12	311,308	293,897	17,411

					$597,234	$9,440

Citibank N.A.	2,667,701	USD/Hong Kong Dollar	1/12/12	$343,360	$343,490	$130
	248,540	Euro/USD	1/12/12	343,360	321,689	21,671

					$665,179	$21,801

Citibank N.A.	334,578	USD/Australian Dollar	1/12/12	$346,957	$341,895	$(5,062)
	248,540	Euro/USD	1/12/12	346,957	321,689	25,268

					$663,584	$20,206

Citibank N.A.	294,801	USD/Euro	1/12/12	$406,339	$381,565	$(24,774)
	31,053,895	Japanese Yen/USD	1/12/12	406,339	403,496	2,843

					$785,061	$(21,931)

Credit Suisse Securities LLC	519,308	USD/British Pound	1/12/12	$810,147	$806,430	$(3,717)
	604,510	Euro/USD	1/12/12	810,147	782,426	27,721

					$1,588,856	$24,004

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards (Continued)
Credit Suisse Securities LLC	185,660	USD/Euro	1/12/12	$244,876	$240,302	$(4,574)
	156,962	British Pound/USD	1/12/12	244,876	243,745	1,131

					$484,047	$(3,443)

Credit Suisse Securities LLC	278,490	USD/Euro	1/12/12	$367,314	$360,453	$(6,861)
	376,819	Canadian Dollar/USD	1/12/12	367,314	369,808	(2,494)

					$730,261	$(9,355)

Morgan Stanley & Co.	439,626	USD/British Pound	1/12/12	$685,839	$682,692	$(3,147)
	53,641,639	Japanese Yen/USD	1/12/12	685,839	696,987	(11,148)

					$1,379,679	$(14,295)

Royal Bank of Canada	565,227	USD/Australian Dollar	1/12/12	$605,726	$577,589	$(28,137)
	45,319,788	Japanese Yen/USD	1/12/12	605,726	588,858	16,868

					$1,166,447	$(11,269)

UBS AG	2,759,396	USD/Hong Kong Dollar	1/12/12	$354,972	$355,297	$325
	221,300	British Pound/USD	1/12/12	354,972	343,654	11,318

					$698,951	$11,643

UBS AG	17,428,078	USD/Japanese Yen	1/12/12	$223,222	$226,450	$3,228
	162,767	Euro/USD	1/12/12	223,222	210,671	12,551

					$437,121	$15,779

UBS AG	188,199	USD/Euro	1/12/12	$245,939	$243,589	$(2,350)
	19,101,761	Japanese Yen/USD	1/12/12	245,939	248,197	(2,258)

					$491,786	$(4,608)

Westpac Banking Corp.	361,661	USD/Euro	1/12/12	$494,662	$468,103	$(26,559)
	38,517,715	Japanese Yen/USD	1/12/12	494,662	500,476	(5,814)

					$968,579	$(32,373)

Westpac Banking Corp.	368,595	USD/Euro	1/12/12	$496,166	$477,077	$(19,089)
	38,648,210	Japanese Yen/USD	1/12/12	496,166	502,172	(6,006)

					$979,249	$(25,095)

Westpac Banking Corp.	472,524	USD/New Zealand Dollar	1/12/12	$353,283	$367,637	$14,354
	260,387	Euro/USD	1/12/12	353,283	337,022	16,261

					$704,659	$30,615

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards (Continued)
	Westpac Banking Corp.	252,039	USD/Canadian Dollar	1/12/12	$243,716	$247,350	$3,634
		186,389	Euro/USD	1/12/12	243,716	241,246	2,470

						$488,596	$6,104

Overseas Fund
BUYS
	Barclays Bank PLC	286,445	Euro	1/12/12	$388,666	$370,750	$(17,916)
	Barclays Bank PLC	394,280	Singapore Dollar	1/12/12	300,358	303,975	3,617

					689,024	674,725	(14,299)

	BNP Paribas SA	28,834,912	Japanese Yen	1/12/12	376,720	374,663	(2,057)
	BNP Paribas SA	184,788	New Zealand Dollar	1/12/12	141,384	143,770	2,386
	BNP Paribas SA	2,141,808	Norwegian Krone	1/12/12	363,897	358,020	(5,877)
	BNP Paribas SA	187,626	Swiss Franc	1/12/12	200,664	199,778	(886)

					1,082,665	1,076,231	(6,434)

	Citibank N.A.	8,057,524	Australian Dollar	1/12/12	7,740,622	8,233,755	493,133
	Citibank N.A.	19,138,579	Hong Kong Dollar	1/12/12	2,461,204	2,464,262	3,058
	Citibank N.A.	78,036,976	Japanese Yen	1/12/12	1,020,660	1,013,965	(6,695)
	Citibank N.A.	1,140,523	Singapore Dollar	1/12/12	877,142	879,299	2,157
	Citibank N.A.	1,336,653	Swiss Franc	1/12/12	1,448,047	1,423,222	(24,825)

					13,547,675	14,014,503	466,828

	Credit Suisse Securities LLC	97,258	Euro	1/12/12	127,831	125,882	(1,949)

	Royal Bank of Canada	1,267,025	Euro	1/12/12	1,723,717	1,639,928	(83,789)
	Royal Bank of Canada	296,025	Swiss Franc	1/12/12	330,473	315,197	(15,276)

					2,054,190	1,955,125	(99,065)

	State Street Bank and Trust Co.	665,000	Australian Dollar	6/20/12	617,947	668,763	50,816
	State Street Bank and Trust Co.	2,430,000	Euro	3/21/12	3,246,149	3,147,179	(98,970)
	State Street Bank and Trust Co.	555,000,000	Japanese Yen	9/19/12	7,170,429	7,254,575	84,146
	State Street Bank and Trust Co.	9,920,000	Swiss Franc	3/21/12	11,504,644	10,578,287	(926,357)

					22,539,169	21,648,804	(890,365)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
BUYS (Continued)
Toronto Dominion Bank	497,131	Euro	1/12/12	$685,598	$643,443	$(42,155)
Toronto Dominion Bank	15,411,346	Japanese Yen	1/12/12	197,962	200,246	2,284

				883,560	843,689	(39,871)

UBS AG	886,600	Euro	1/12/12	1,210,659	1,147,538	(63,121)
UBS AG	173,057	Swiss Franc	1/12/12	193,267	184,266	(9,001)

				1,403,926	1,331,804	(72,122)

Westpac Banking Corp.	317,295	British Pound	1/12/12	501,618	492,726	(8,892)
Westpac Banking Corp.	448,443	Euro	1/12/12	616,627	580,425	(36,202)
Westpac Banking Corp.	1,541,506	Hong Kong Dollar	1/12/12	198,255	198,483	228
Westpac Banking Corp.	919,813	Singapore Dollar	1/12/12	711,486	709,140	(2,346)
Westpac Banking Corp.	168,090	Swiss Franc	1/12/12	182,851	178,976	(3,875)

				2,210,837	2,159,750	(51,087)

				$44,538,877	$43,830,513	$(708,364)

SELLS
Barclays Bank PLC	203,045	Australian Dollar	1/12/12	$203,238	$207,486	$(4,248)
Barclays Bank PLC	3,291,402	Hong Kong Dollar	1/12/12	423,361	423,797	(436)

				626,599	631,283	(4,684)

BNP Paribas SA	45,995,271	Japanese Yen	1/12/12	592,345	597,635	(5,290)

Citibank N.A.	4,404,626	British Pound	1/12/12	6,805,803	6,839,914	(34,111)
Citibank N.A.	551,229	Canadian Dollar	1/12/12	527,793	540,974	(13,181)
Citibank N.A.	307,923	Euro	1/12/12	426,059	398,549	27,510
Citibank N.A.	4,150,000	Hong Kong Dollar	1/12/12	534,005	534,349	(344)
Citibank N.A.	30,000,000	Japanese Yen	1/12/12	388,810	389,802	(992)
Citibank N.A.	1,911,600	Swedish Krona	1/12/12	277,885	277,655	230

				8,960,355	8,981,243	(20,888)

Credit Suisse Securities LLC	328,921	British Pound	1/12/12	515,886	510,779	5,107

Morgan Stanley & Co.	289,030	Australian Dollar	1/12/12	283,237	295,351	(12,114)

Royal Bank of Canada	1,031,665	Australian Dollar	1/12/12	1,056,846	1,054,229	2,617
Royal Bank of Canada	672,373	Euro	1/12/12	900,582	870,261	30,321

				1,957,428	1,924,490	32,938

State Street Bank and Trust Co.	4,205,000	Australian Dollar	6/20/12	4,182,293	4,228,790	(46,497)
State Street Bank and Trust Co.	7,090,000	Euro	3/21/12	10,162,310	9,182,512	979,798

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
SELLS (Continued)
State Street Bank and Trust Co.	1,867,000,000	Japanese Yen	9/19/12	$24,514,467	$24,404,130	$110,337
State Street Bank and Trust Co.	4,990,000	Swedish Krona	9/19/12	715,566	719,170	(3,604)
State Street Bank and Trust Co.	26,455,000	Swiss Franc	3/21/12	31,460,675	28,210,543	3,250,132

				71,035,311	66,745,145	4,290,166

Toronto Dominion Bank	1,666,118	Euro	1/12/12	2,213,638	2,156,479	57,159

UBS AG London	96,405	British Pound	1/12/12	154,252	149,707	4,545
UBS AG London	224,572	Euro	1/12/12	294,622	290,667	3,955
UBS AG London	8,482,227	Hong Kong Dollar	1/12/12	1,091,624	1,092,162	(538)
UBS AG London	537,633	Norwegian Krone	1/12/12	95,182	89,870	5,312
UBS AG London	125,294	Swiss Franc	1/12/12	142,123	133,408	8,715

				1,777,803	1,755,814	21,989

Westpac Banking Corp.	348,552	Australian Dollar	1/12/12	336,693	356,175	(19,482)
Westpac Banking Corp.	923,447	British Pound	1/12/12	1,449,656	1,434,014	15,642
Westpac Banking Corp.	1,292,822	Euro	1/12/12	1,755,932	1,673,317	82,615
Westpac Banking Corp.	4,111,673	Hong Kong Dollar	1/12/12	529,148	529,414	(266)
Westpac Banking Corp.	17,790,297	Japanese Yen	1/12/12	229,450	231,156	(1,706)
Westpac Banking Corp.	334,798	New Zealand Dollar	1/12/12	262,003	260,482	1,521

				4,562,882	4,484,558	78,324

				$92,525,484	$88,082,777	$4,442,707

Cross Currency Forwards
Barclays Bank PLC	24,850,536	USD/Japanese Yen	1/12/12	$319,006	$322,893	$3,887
	420,099	New Zealand Dollar/USD	1/12/12	319,006	326,849	(7,843)

					$649,742	$(3,956)

Barclays Bank PLC	323,068	USD/Euro	1/12/12	$440,245	$418,151	$(22,094)
	570,411	New Zealand Dollar/USD	1/12/12	440,245	443,795	(3,550)

					$861,946	$(25,644)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
Cross Currency Forwards (Continued)

Barclays Bank PLC	152,621	USD/Euro	1/12/12	$209,008	$197,540	$(11,468)
	16,338,221	Japanese Yen/USD	1/12/12	209,008	212,289	(3,281)

					$408,829	$(14,749)

Citibank N.A.	211,791	USD/Euro	1/12/12	$291,922	$274,124	$(17,798)
	22,309,746	Japanese Yen/USD	1/12/12	291,922	289,879	2,043

					$564,003	$(15,755)

Citibank N.A.	217,160	USD/Euro	1/12/12	$286,804	$281,073	$(5,731)
	187,206	British Pound/USD	1/12/12	286,804	290,710	(3,906)

					$571,783	$(9,637)

Credit Suisse Securities LLC	1,976,288	USD/Hong Kong Dollar	1/12/12	$253,916	$254,465	$549
	19,758,927	Japanese Yen/USD	1/12/12	253,916	256,736	(2,820)

					$511,201	$(2,271)

Credit Suisse Securities LLC	500,189	USD/British Pound	1/12/12	$780,320	$776,740	$(3,580)
	582,254	Euro/USD	1/12/12	780,320	753,620	26,700

					$1,530,360	$23,120

Credit Suisse Securities LLC	2,687,129	USD/Hong Kong Dollar	1/12/12	$345,683	$345,992	$309
	26,258,621	Japanese Yen/USD	1/12/12	345,683	341,189	4,494

					$687,181	$4,803

Morgan Stanley & Co.	333,620	USD/British Pound	1/12/12	$520,464	$518,076	$(2,388)
	40,707,131	Japanese Yen/USD	1/12/12	520,464	528,924	(8,460)

					$1,047,000	$(10,848)

Royal Bank of Canada	261,857	USD/British Pound	1/12/12	$406,062	$406,636	$574
	408,972	Australian Dollar/USD	1/12/12	406,062	417,917	(11,855)

					$824,553	$(11,281)

UBS AG	156,266	USD/Euro	1/12/12	$217,617	$202,258	$(15,359)
	16,431,727	Japanese Yen/USD	1/12/12	217,617	213,504	4,113

					$415,762	$(11,246)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
Cross Currency Forwards (Continued)

UBS AG	5,054,375	USD/Hong Kong Dollar	1/12/12	$650,461	$650,796	$335
	473,326	Euro/USD	1/12/12	650,461	612,632	37,829

					$1,263,428	$38,164

UBS AG	560,441	USD/Australian Dollar	1/12/12	$600,345	$572,699	$(27,646)
	45,902,378	Japanese Yen/USD	1/12/12	600,345	596,428	3,917

					$1,169,127	$(23,729)

Westpac Banking Corp.	113,797	USD/Euro	1/12/12	$148,351	$147,289	$(1,062)
	153,512	Canadian Dollar/USD	1/12/12	148,351	150,656	(2,305)

					$297,945	$(3,367)

Westpac Banking Corp.	329,914	USD/New Zealand Dollar	1/12/12	$246,660	$256,682	$10,022
	318,598	Singapore Dollar/USD	1/12/12	246,660	245,627	1,033

					$502,309	$11,055

Westpac Banking Corp.	230,825	USD/Euro	1/12/12	$310,713	$298,759	$(11,954)
	198,562	British Pound/USD	1/12/12	310,713	308,346	2,367

					$607,105	$(9,587)

Westpac Banking Corp.	269,295	USD/Euro	1/12/12	$362,498	$348,552	$(13,946)
	28,236,335	Japanese Yen/USD	1/12/12	362,498	366,886	(4,388)

					$715,438	$(18,334)

Westpac Banking Corp.	415,288	USD/Australian Dollar	1/12/12	$423,760	$424,371	$611
	268,094	British Pound/USD	1/12/12	423,760	416,321	7,439

					$840,692	$8,050

*	Collateral for open forward foreign currency contracts received from JP Morgan Chase Bank was a portion of securities valued at $5,678,080 at December 31, 2011.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified

Notes to Financial Statements (Continued)

price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
216	U.S. Treasury Note 10 Year	3/21/12	$28,323,000	$105,443
558	U.S. Treasury Note 5 Year	3/30/12	68,777,860	232,156
517	90 Day Eurodollar	6/18/12	128,338,787	495,973
500	90 Day Eurodollar	3/18/13	124,062,500	13,630
1,086	90 Day Eurodollar	6/17/13	269,423,025	1,120,620
342	90 Day Eurodollar	9/16/13	84,824,550	418,782
113	90 Day Eurodollar	12/16/13	28,011,287	35,208
217	90 Day Eurodollar	3/17/14	53,745,475	349,728
45	90 Day Eurodollar	6/16/14	11,130,188	4,459

				$2,775,999

Strategic Bond Fund
BUYS
96	Ultra Long U.S. Treasury Bond	3/21/12	$15,378,000	$104,024
68	U.S. Treasury Note 5 Year	3/30/12	8,381,531	25,373

				$129,397

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund (Continued)
SELLS
106	U.S. Treasury Bond 30 Year	3/21/12	$(15,350,125)	$(19,555)
178	U.S. Treasury Note 10 Year	3/21/12	(23,340,250)	(181,102)
85	U.S. Treasury Note 2 Year	3/30/12	(18,746,484)	(8,808)

				$(209,465)

Strategic Balanced Fund
BUYS
2	Ultra Long U.S. Treasury Bond	3/21/12	$320,375	$2,892

SELLS
9	U.S. Treasury Note 10 Year	3/21/12	$(1,180,125)	$(11,209)
8	U.S. Treasury Note 2 Year	3/30/12	(1,764,375)	(823)

				$(12,032)

Indexed Equity Fund
BUYS
174	S&P 500 Index	3/15/12	$54,488,100	$235,710

Fundamental Growth Fund
BUYS
6	NASDAQ-100 E Mini Index	3/16/12	$272,940	$(1,273)

Diversified International Fund
BUYS
3	Topix Index Futures	3/09/12	$283,747	$(4,046)
17	Euro Stoxx 50 Index	3/16/12	507,812	(1,128)
5	FTSE 100 Index Futures	3/16/12	429,870	10,007

				$4,833

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an

Notes to Financial Statements (Continued)

underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Notes to Financial Statements (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
OTC Swaps
$15,000,000	USD	6/20/2015	Barclays Bank PLC	Sell†	5.000%		CDX.EM.13 (PIMCO Rating: BA+)**	$83,714	$955,450	$1,039,164
1,000,000	USD	6/20/2015	Barclays Bank PLC	Sell†	5.000%		CDX.EM.13 (PIMCO Rating: BA+)**	(43,722)	113,000	69,278
18,600,000	USD	12/20/2015	Barclays Bank PLC	Sell†	5.000%		CDX.EM.14 (PIMCO Rating: BA+)**	(749,271)	2,099,200	1,349,929
6,900,000	USD	3/20/2016	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(171,111)	83,717	(87,394)
1,000,000	USD	3/20/2016	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(24,615)	11,950	(12,665)
10,600,000	USD	3/20/2016	Barclays Bank PLC	Sell†	1.000%		United Mexican States (PIMCO Rating: BAA+)**	(127,612)	(51,149)	(178,761)
20,700,000	USD	3/20/2016	Barclays Bank PLC	Sell†	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(293,447)	(90,235)	(383,682)
800,000	USD	3/20/2016	Barclays Bank PLC	Sell†	1.000%		Republic of Italy (PIMCO Rating: A)**	(78,393)	(31,136)	(109,529)
900,000	USD	6/20/2016	Barclays Bank PLC	Sell†	5.000%		CDX.EM.15 (PIMCO Rating: BA+)**	(21,576)	95,400	73,824
11,600,000	USD	6/20/2016	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(330,800)	150,653	(180,147)
500,000	USD	9/20/2016	Barclays Bank PLC	Sell†	0.250%		French Republic (PIMCO Rating: AAA)**	(9,662)	(30,572)	(40,234)
15,500,000	EUR	12/20/2016	Barclays Bank PLC	Buy	(1.000%	)	DJ ITRAXX	(276,627)	1,839,940	1,563,313

								(2,043,122)	5,146,218	3,103,096

6,100,000	USD	6/20/2016	Credit Suisse Securities LLC	Sell†	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(123,129)	(8,878)	(132,007)

7,700,000	USD	12/20/2015	Goldman Sachs & Co.	Sell†	1.000%		United Mexican States (PIMCO Rating: BAA+)**	96,269	(207,341)	(111,072)
1,000,000	USD	12/20/2015	Goldman Sachs & Co.	Sell†	1.000%		United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(17,086)	23,194	6,108
1,000,000	USD	12/20/2015	Goldman Sachs & Co.	Sell†	1.000%		United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(16,907)	23,015	6,108

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps (Continued)
OTC Swaps (Continued)
$4,300,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	$60,249	$(132,765)	$(72,516)
13,800,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Republic of Italy (PIMCO Rating: A)**	20	(1,889,384)	(1,889,364)
13,000,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(100,103)	(803,491)	(903,594)
5,200,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(165,636)	(195,802)	(361,438)
200,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Republic of Italy (PIMCO Rating: A)**	(19,688)	(7,694)	(27,382)
400,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Kingdom of Spain (PIMCO Rating: AA-)**	(13,797)	(26,582)	(40,379)
2,600,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Republic of Italy (PIMCO Rating: A)**	(261,743)	(94,224)	(355,967)
3,000,000	USD	3/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Kingdom of Spain (PIMCO Rating: AA-)**	(120,628)	(182,213)	(302,841)
1,600,000	USD	6/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Japan Government (PIMCO Rating: AA-)**	(38,869)	16,292	(22,577)
1,000,000	USD	6/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Kingdom of Spain (PIMCO Rating: AA-)**	(45,975)	(60,347)	(106,322)
1,000,000	USD	6/20/2016	Goldman Sachs & Co.	Sell†	1.000%	Republic of Italy (PIMCO Rating: A)**	(123,100)	(19,704)	(142,804)
3,700,000	USD	6/20/2016	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(180,862)	(96,633)	(277,495)
1,300,000	USD	9/20/2016	Goldman Sachs & Co.	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	(22,331)	(6,020)	(28,351)
300,000	USD	9/20/2016	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(8,919)	(15,221)	(24,140)
7,600,000	USD	12/20/2016	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(84,348)	(568,138)	(652,486)
7,900,000	USD	12/20/2020	Goldman Sachs & Co.	Sell†	1.000%	American International Group (PIMCO Rating: A-)**	(175,560)	(1,643,800)	(1,819,360)

							(1,239,014)	(5,886,858)	(7,125,872)

600,000	USD	9/20/2012	JP Morgan Chase Bank	Sell†	1.000%	Bank of America Corp. (PIMCO Rating: A-)**	11,470	(26,444)	(14,974)
200,000	USD	12/20/2015	JP Morgan Chase Bank	Sell†	5.000%	CDX.EM.14 (PIMCO Rating: BA+)**	(11,885)	26,401	14,516
6,600,000	USD	3/20/2016	JP Morgan Chase Bank	Sell†	1.000%	MetLife, Inc. (PIMCO Rating: A-)**	(370,878)	(159,291)	(530,169)

							(371,293)	(159,334)	(530,627)

700,000	USD	12/20/2015	Royal Bank of Scotland PLC	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(31,000)	(13,898)	(44,898)
1,000,000	USD	3/20/2016	Royal Bank of Scotland PLC	Sell†	0.250%	French Republic (PIMCO Rating: AAA)**	(35,919)	(33,589)	(69,508)

							(66,919)	(47,487)	(114,406)

1,000,000	USD	9/20/2015	UBS AG	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	2,156	(14,146)	(11,990)
800,000	USD	12/20/2015	UBS AG	Sell†	5.000%	CDX.EM.14 (PIMCO Rating: BA+)**	(52,989)	111,050	58,061
4,300,000	USD	6/20/2016	UBS AG	Sell†	0.250%	Federal Republic of Germany (PIMCO Rating: AAA)**	19,032	(145,560)	(126,528)
14,300,000	USD	6/20/2016	UBS AG	Sell†	0.250%	Federal Republic of Germany (PIMCO Rating: AAA)**	(279,850)	(140,928)	(420,778)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps (Continued)
OTC Swaps (Continued)
$5,400,000	USD	9/20/2016	UBS AG	Sell†	1.000%		United Mexican States (PIMCO Rating: BAA+)**	$(94,069)	$(23,694)	$(117,763)
1,300,000	USD	9/20/2016	UBS AG	Sell†	1.000%		Republic of South Korea (PIMCO Rating: A+)**	(31,403)	-	(31,403)
300,000	USD	12/20/2020	UBS AG	Sell†	1.000%		American International Group (PIMCO Rating: A-)**	(2,895)	(66,195)	(69,090)

								(440,018)	(279,473)	(719,491)

Centrally Cleared Swaps

178,300,000	USD	12/20/2016		Buy	(1.000%	)	CDX.IG.17	(1,323,187)	3,002,650	1,679,463

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
OTC Swaps
$1,200,000	AUD	6/15/17	Barclays Bank PLC	6-Month AUD-BBR BBSW	Fixed 4.250%	$(5,729)	$(1,178)	$(6,907)
41,400,000	BRL	1/2/12	Barclays Bank PLC	Brazil CETIP Interbank Deposit	Fixed 10.835%	165,989	134,538	300,527
21,000,000	BRL	1/2/14	Barclays Bank PLC	Brazil CETIP Interbank Deposit	Fixed 10.830%	31,038	13,830	44,868
4,000,000	EUR	9/21/18	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 2.500%	215,051	(67,263)	147,788
3,600,000	EUR	9/21/21	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.000%	218,152	34,546	252,698
9,100,000	EUR	9/21/21	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.500%	1,002,818	151,635	1,154,453
15,600,000	EUR	3/21/22	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.000%	564,842	451,698	1,016,540
4,600,000	GBP	3/21/22	Barclays Bank PLC	6-Month GBP-LIBOR-BBA	Fixed 3.000%	340,883	81,974	422,857
1,100,000	GBP	6/20/42	Barclays Bank PLC	6-Month GBP-LIBOR-BBA	Fixed 3.250%	81,357	(8,008)	73,349

						2,614,401	791,772	3,406,173

1,900,000	USD	12/21/41	Credit Suisse Securities LLC	3-Month USD-LIBOR-BBA	Fixed 4.000%	(588,718)	23,275	(565,443)

11,200,000	AUD	6/15/17	Goldman Sachs & Co.	6-Month AUD-BBR BBSW	Fixed 5.000%	270,652	41,893	312,545
21,900,000	USD	9/19/13	Goldman Sachs & Co.	United States Federal Fund Effective Rate	Fixed 0.500%	96,683	(22,338)	74,345
4,500,000	USD	9/19/14	Goldman Sachs & Co.	United States Federal Fund Effective Rate	Fixed 1.000%	36,094	(19,215)	16,879

						403,429	340	403,769

2,300,000	AUD	6/15/17	Royal Bank of Scotland PLC	6-Month AUD-BBR BBSW	Fixed 5.000%	45,707	18,476	64,183
1,100,000	USD	12/21/41	Royal Bank of Scotland PLC	Fixed 4.000%	3-Month USD-LIBOR-BBA	(329,562)	2,200	(327,362)

						(283,855)	20,676	(263,179)

Centrally Cleared Swaps
19,000,000	EUR	9/21/21		6-Month EUR-EURIBOR	Fixed 3.500%	409,499	2,140,984	2,550,483
4,700,000	EUR	3/21/22		6-Month EUR-EURIBOR	Fixed 2.500%	47,265	4,887	52,152

						456,764	2,145,871	2,602,635

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund***
Credit Default Swaps
OTC Swaps
$1,000,000	USD	6/20/12	Barclays Bank PLC	Sell†	1.870%	The AES Corp. (Moody’s Rating: Ba3; S&P Rating: BB-)	$3,465	$-	$3,465
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell†	2.620%	HCA Inc. (Moody’s Rating: B3; S&P Rating: B-)	621	-	621

							4,086	-	4,086

100,000	USD	9/20/12	Goldman Sachs & Co.	Sell†	3.240%	Energy Future Holdings Corp. (Moody’s Rating: Ca2; S&P Rating: D)	(12,211)	-	(12,211)

1,000,000	USD	6/20/12	Morgan Stanley & Co.	Sell†	2.920%	Ford Motor Credit Co. (Moody’s Rating: BB+; S&P Rating: BB+)	4,762	-	4,762

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Total Return Swaps
OTC Swaps
$650,655	USD	1/12/39	Morgan Stanley & Co.	1 month USD-LIBOR-BBA	IOS.FN30.500.08	$(5,156)	$(2,115)	$(7,271)
575,525	USD	1/12/41	Morgan Stanley & Co.	1 month USD-LIBOR-BBA	IOS.FN30.500.10	(1,444)	(1,000)	(2,444)

						(6,600)	(3,115)	(9,715)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Balanced Fund
Credit Default Swaps
OTC Swaps
$12,000	USD	10/12/52	Credit Suisse Securities LLC	Sell†	0.500%		CMBX.NA.AM.1 (Moody’s Rating: Aa1; S&P Rating: A+)	$(258)	$(1,114)	$(1,372)
62,000	USD	10/12/52	Credit Suisse Securities LLC	Sell†	0.500%		CMBX.NA.AM.1 (Moody’s Rating: Aa1; S&P Rating: A+)	(4,335)	(2,751)	(7,086)
29,000	USD	10/12/52	Credit Suisse Securities LLC	Buy	(0.100%	)	CMBX 1 2006-1 AAA	280	1,178	1,458

								(4,313)	(2,687)	(7,000)

40,000	USD	6/20/18	Deutsche Bank	Sell†	1.000%		MetLife, Inc. (Moody’s Rating: A3; S&P Rating: A-)	(3,235)	(1,695)	(4,930)

10,000	USD	10/12/52	Goldman Sachs & Co.	Sell†	0.500%		CMBX.NA.AM.1 (Moody’s Rating: Aa1; S&P Rating: A+)	(218)	(925)	(1,143)
25,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBS 1 2006-1 AAA	226	1,031	1,257
77,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX 1 2006-1 AAA	(169)	4,043	3,874

								(161)	4,149	3,988

42,000	USD	10/12/52	Morgan Stanley & Co.	Buy	(0.100%	)	CMBX 1 2006-1 AAA	(92)	2,205	2,113
26,000	USD	10/12/52	Morgan Stanley & Co.	Buy	(0.100%	)	CMBX 1 2006-1 AAA	8	1,300	1,308

								(84)	3,505	3,421

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Balanced Fund (Continued)
Total Return Swaps
OTC Swaps
$67,334	USD	1/12/39	Goldman Sachs & Co.	1-Month USD-LIBOR-BBA	IOS.FN30.600.08	$(558)	$(10)	$(568)
72,295	USD	1/12/39	Goldman Sachs & Co.	1-Month USD-LIBOR-BBA	IOS.FN30.550.08	(739)	(69)	(808)
33,667	USD	1/12/39	Goldman Sachs & Co.	1-Month USD-LIBOR-BBA	IOS.FN30.600.08	(676)	393	(283)

						(1,973)	314	(1,659)

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
USD	U.S. Dollar
*	Collateral for swap agreements held by Citigroup Global Markets, Inc. and received from Barclays Bank PLC, Credit Suisse Securities LLC, and Goldman Sachs & Co. amounted to $15,000, $6,800,000, $1,860,000 and $550,000 in cash, respectively, at December 31, 2011; collateral for swap agreements held by Citigroup Global Markets, Inc., Credit Suisse Securities LLC, Goldman Sachs & Co., Royal Bank of Scotland PLC, and UBS AG amounted to $983,384, $3,793,563, $7,239,254, $574,780, and $758,657 in securities, respectively, at December 31, 2011; and collateral for swap agreements received from JP Morgan Chase Bank was a portion of securities valued at $5,678,080 at December 31, 2011.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
***	Collateral for swap agreements held by Morgan Stanley & Co. amounted to $100,000 in cash at December 31, 2011.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering

Notes to Financial Statements (Continued)

into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) listed in the following table had open written option contracts at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
$355,000	3/19/12	Eurodollar Futures Put, Strike 99.00	$116,039	$11,538
42,200,000	4/30/12	Interest Rate Swaption USD 1 Year Put, Strike 2.00*	84,400	254
111,200,000	4/30/12	Interest Rate Swaption USD 1 Year Put, Strike 2.00**	166,800	668

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund (Continued)
$20,300,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.00**	$115,817	$23,949
22,600,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.75*	85,315	7,665
20,600,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25**	122,227	3,985
70,100,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25*	546,745	13,559
16,600,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00*	104,476	101
23,100,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00***	209,330	140
3,200,000	8/13/12	Interest Rate Swaption USD 5 Year Put, Strike 1.70**	40,720	21,144
20,200,000	8/13/12	Interest Rate Swaption USD 5 Year Put, Strike 1.70*	286,343	133,472

			$1,878,212	$216,475

Strategic Bond Fund
$57,500	9/17/12	Eurodollar Futures Put, Strike 97.50	$2,800	$1,293
18,000	1/27/12	U.S. Treasury Note 10 Year Call, Strike 134.00	3,035	1,125
12,000	2/24/12	U.S. Treasury Note 10 Year Call, Strike 132.00	11,212	9,563

			$17,047	$11,981

Strategic Balanced Fund
$5,000	9/17/12	Eurodollar Futures Put, Strike 97.50	$244	$112
2,000	1/27/12	U.S. Treasury Note 10 Year Call, Strike 134.00	337	125
1,000	2/24/12	U.S. Treasury Note 10 Year Call, Strike 132.00	934	797

			$1,515	$1,034

*	OTC traded option counterparty Royal Bank of Scotland PLC.
**	OTC traded option counterparty Goldman Sachs & Co.
***	OTC traded option counterparty Credit Suisse Securities LLC.

Transactions in written option contracts during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2010	228,100,672	$1,758,022
Options written	742,803,428	4,334,537
Options terminated in closing purchase transactions	(620,803,958)	(4,214,347)

Options outstanding at December 31, 2011	350,100,142	$1,878,212

Strategic Bond Fund
Options outstanding at December 31, 2010	102	$61,834
Options written	809	211,749
Options terminated in closing purchase transactions	(360)	(197,014)
Options expired	(498)	(59,522)

Options outstanding at December 31, 2011	53	$17,047

Strategic Balanced Fund
Options outstanding at December 31, 2010	13	$7,939
Options written	420,082	30,571
Options terminated in closing purchase transactions	(210,036)	(23,699)
Options expired	(210,054)	(13,296)

Options outstanding at December 31, 2011	5	$1,515

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-

Notes to Financial Statements (Continued)

delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The PIMCO Total Return Fund, Strategic Bond Fund, and Strategic Balanced Fund had dollar roll transactions during the year ended December 31, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2011, the Funds had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2011:

Description	Value
PIMCO Total Return Fund
Agreement with Citigroup, dated 12/16/11, (1.00%), to be repurchased on demand until 12/31/12 at value plus accrued interest.	$1,554,000
Agreement with Citigroup, dated 1/03/12, (0.13%), to be repurchased on demand until 1/17/12 at value plus accrued interest.	40,348,125
Agreement with Credit Suisse Securities LLC, dated 10/18/11, (0.50%), to be repurchased on demand until 12/31/13 at value plus accrued interest.	1,958,413

$43,860,538

Average balance outstanding	$2,108,419
Maximum balance outstanding	$9,114,000
Average interest rate	(0.39)%
Weighted average maturity	15 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates

Notes to Financial Statements (Continued)

include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the Diversified International Fund and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

PIMCO Total Return Fund	0.35%
Strategic Bond Fund*	0.55% of the first $200 million,
0.45% of any excess over $200 million
Strategic Balanced Fund	0.60%
Diversified Value Fund*	0.50% of the first $500 million,
0.45% of any excess over $500 million
Fundamental Value Fund*	0.65% of the first $1.25 billion,
0.625% of the next $250 million,
0.60% of any excess over $1.5 billion
Value Equity Fund	0.70%
Large Cap Value Fund*	0.65% of the first $750 million,
0.60% of any excess over $750 million,
Indexed Equity Fund*	0.10% of the first $2.5 billion,
0.08% of the next $2.5 billion,
0.05% of any excess over $5 billion
Core Opportunities Fund	0.70%
Blue Chip Growth Fund*	0.65% of the first $750 million,
0.60% of any excess over $750 million
Large Cap Growth Fund	0.65%
Growth Opportunities Fund	0.73%
Fundamental Growth Fund	0.15%
Focused Value Fund*	0.69% of the first $1 billion,
0.64% of any excess over $1 billion
Mid-Cap Value Fund	0.70%
Small Cap Value Equity Fund	0.75%
Small Company Value Fund	0.85%
Mid Cap Growth Equity II Fund*	0.75% of the first $2 billion,
0.70% of any excess over $2 billion
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Diversified International Fund	0.90%
Overseas Fund*	1.00% of the first $750 million,
0.975% of the next $500 million,
0.95% of any excess over $1.25 billion

*	Prior to June 1, 2011, the investment management fees were as follows:

Strategic Bond Fund	0.55%
Diversified Value Fund	0.50%
Fundamental Value Fund	0.65%
Large Cap Value Fund	0.65% of the first $1.5 billion,
0.60% of any excess over $1.5 billion
Indexed Equity Fund	0.10%
Blue Chip Growth Fund	0.65%
Focused Value Fund	0.69%
Mid Cap Growth Equity II Fund	0.75%
Overseas Fund	1.00%

Notes to Financial Statements (Continued)

MassMutual has also entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Barrow, Hanley, Mewhinney & Strauss, LLC for a portion of the Small Cap Value Equity Fund; Brandywine Global Investment Management, LLC for a portion of the Diversified Value Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Delaware Management Company for a portion of the Growth Opportunities Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Federated Clover Investment Advisors for a portion of the Small Company Value Fund; Frontier Capital Management Company, LLC for a portion of the Mid Cap Growth Equity II Fund; Harris Associates L.P. for the Focused Value Fund and a portion of the Overseas Fund; J.P. Morgan Investment Management Inc. for the Diversified International Fund, a portion of the Strategic Balanced Fund, and a portion of the Overseas Fund; Loomis, Sayles & Company, L.P. for a portion of the Diversified Value Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; NFJ Investment Group LLC for a portion of the Mid-Cap Value Fund; Northern Trust Investments, Inc. for the Indexed Equity Fund and Fundamental Growth Fund; Pacific Investment Management Company LLC for the PIMCO Total Return Fund; Pyramis Global Advisors, LLC for the Value Equity Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund; Sands Capital Management, LLC for a portion of the Growth Opportunities Fund; Systematic Financial Management, L.P. for a portion of the Mid-Cap Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, a portion of the Mid Cap Growth Equity II Fund, and a portion of the Small Company Value Fund; The Boston Company Asset Management, LLC for a portion of the Core Opportunities Fund and a portion of the Small Company Growth Fund; Victory Capital Management Inc. for a portion of the Core Opportunities Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Wellington Management Company, LLP for the Fundamental Value Fund, a portion of the Small Cap Value Equity Fund, and a portion of the Small Cap Growth Equity Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; and Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund. Effective June 6, 2011, J.P. Morgan Investment Management Inc. replaced AllianceBernstein L.P. as the investment subadviser for the Diversified International Fund and a portion of the Overseas Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
PIMCO Total Return Fund	0.2200%	0.3700%	0.2900%	0.1700%	0.2200%	None	0.0200%
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	0.3000%	None	None
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	0.3770%	None	None
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	0.3683%	None	None
Fundamental Value Fund**	0.4629%	0.4629%	0.3129%	0.2729%	0.5129%	None	0.0700%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	0.3285%	None	None
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	0.3744%	None	None
Indexed Equity Fund*	0.5297%	0.5297%	0.3797%	0.3497%	0.5797%	0.1355%	0.0577%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	None	None
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	0.4585%	None	None
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	None	None	None
Growth Opportunities Fund*	0.4944%	0.4944%	0.3444%	0.2444%	0.5444%	None	0.0944%
Fundamental Growth Fund	0.6244%	0.6244%	0.4744%	0.3744%	0.6744%	None	None
Focused Value Fund	0.4344%	0.4344%	0.2844%	0.1844%	0.4844%	None	0.0700%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
Mid-Cap Value Fund*	0.4000%	0.4000%	0.2500%	0.1500%	0.4500%	None	0.0800%
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	None	None
Small Company Value Fund	0.4393%	0.4393%	0.2893%	0.2493%	0.4893%	None	0.0600%
Mid Cap Growth Equity II Fund	0.4244%	0.4244%	0.2744%	0.1844%	0.4744%	None	0.0600%
Small Cap Growth Equity Fund	0.4575%	0.4575%	0.3075%	0.1675%	0.5075%	None	0.0700%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	0.3991%	None	None
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	None	None
Overseas Fund**	0.4543%	0.4543%	0.4043%	0.3543%	0.5043%	None	0.0700%

*	Prior to December 7, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.5297%	0.0855%	None
Growth Opportunities Fund	0.3444%	0.3444%	0.1944%	0.0944%	0.3944%	None	None
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	None	None

**	Prior to February 11, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class I	Class Z
Fundamental Value Fund	0.4129%	0.4129%	0.2629%	0.2229%	0.4629%	None	0.0700%
Overseas Fund	0.3943%	0.3943%	0.3443%	0.2943%	0.4443%	None	0.0700%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N
Blue Chip Growth Fund*	1.19%	0.98%	0.82%	0.76%	1.51%
Diversified International Fund*	1.42%	1.17%	1.09%	0.99%	1.72%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 1, 2012.

Notes to Financial Statements (Continued)

MassMutual has agreed to waive, through April 1, 2012, 0.20% of the administrative and shareholder service fee for Classes A, L, and N of the Indexed Equity Fund, based upon the average daily net assets of the applicable class of shares of the Fund. MassMutual has agreed to waive, through April 1, 2012, 0.10% of the management fee for each class of the Focused Value Fund and Mid Cap Growth Equity II Fund, 0.08% of the management fee for each class of the Small Company Value Fund, and 0.05% of the management fee for each class of the Small Cap Growth Equity Fund, based upon each class’s average daily net assets. For the period, January 1, 2011 through February 10, 2011, MassMutual agreed to waive 0.10% of the management fee for each class of the Fundamental Value Fund and 0.25% of the management fee for each class of the Overseas Fund, based upon each class’s average daily net assets. Effective February 11, 2011, MassMutual has agreed to waive, through April 1, 2012, 0.15% of the management fee for each class of the Fundamental Value Fund and 0.31% of the management fee for each class of the Overseas Fund, based upon each class’s average daily net assets. Effective December 7, 2011, MassMutual has agreed to waive, through March 31, 2013, 0.05% of the administrative and shareholder service fee for Class Z of the Indexed Equity Fund, based on the average daily net assets of Class Z. Effective December 7, 2011, MassMutual has agreed to waive, through March 31, 2013, 0.15% of the management fee for each class of the Growth Opportunities Fund, 0.05% of the management fee for each class of the Indexed Equity Fund, and 0.10% of the management fee for each class of the Mid-Cap Value Fund, based upon each class’s average daily net assets.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2011, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Strategic Balanced Fund	$1,232
Diversified Value Fund	24,260
Fundamental Value Fund	10,391
Large Cap Value Fund	11,735
Core Opportunities Fund	11,289
Blue Chip Growth Fund	8,345
Large Cap Growth Fund	1,734
Growth Opportunities Fund	2,788
Mid-Cap Value Fund	39,475
Small Cap Value Equity Fund	6,375
Small Company Value Fund	1,543
Mid Cap Growth Equity II Fund	94,596
Small Cap Growth Equity Fund	229,724
Small Company Growth Fund	7,806
Diversified International Fund	260
Overseas Fund	68

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2011:

Total % Ownership by Related Party
PIMCO Total Return Fund	78.1%
Strategic Bond Fund	89.9%
Strategic Balanced Fund	91.3%
Diversified Value Fund	64.5%
Fundamental Value Fund	82.3%
Value Equity Fund	98.7%
Large Cap Value Fund	87.8%
Indexed Equity Fund	67.8%
Core Opportunities Fund	89.4%
Blue Chip Growth Fund	89.4%
Large Cap Growth Fund	99.6%
Growth Opportunities Fund	89.3%
Fundamental Growth Fund	93.7%
Focused Value Fund	85.8%
Mid-Cap Value Fund	90.6%
Small Cap Value Equity Fund	78.9%
Small Company Value Fund	80.8%
Mid Cap Growth Equity II Fund	77.3%
Small Cap Growth Equity Fund	65.8%
Small Company Growth Fund	82.9%
Diversified International Fund	50.6%
Overseas Fund	92.2%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
PIMCO Total Return Fund	$7,227,517,317	$446,203,758	$6,720,384,127	$132,675,528
Strategic Bond Fund	1,156,548,361	29,007,701	1,157,754,667	33,905,911
Strategic Balanced Fund	127,052,802	33,708,269	130,766,229	42,374,259
Diversified Value Fund	-	102,127,535	-	119,077,897
Fundamental Value Fund	-	229,950,838	-	157,289,526
Value Equity Fund	-	32,239,073	-	36,022,835
Large Cap Value Fund	-	61,310,397	-	188,294,594
Indexed Equity Fund	-	102,729,704	-	40,604,222
Core Opportunities Fund	-	48,386,606	-	64,188,822
Blue Chip Growth Fund	-	350,790,053	-	218,581,387
Large Cap Growth Fund	-	59,130,372	-	66,795,112
Growth Opportunities Fund	-	72,858,856	-	92,924,931
Fundamental Growth Fund	-	23,887,255	-	27,352,561
Focused Value Fund	-	193,871,789	-	215,149,843
Mid-Cap Value Fund	-	125,121,612	-	116,803,345

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Small Cap Value Equity Fund	$-	$30,003,940	$-	$24,652,863
Small Company Value Fund	-	164,426,605	-	225,248,245
Mid Cap Growth Equity II Fund	-	589,485,330	-	657,986,836
Small Cap Growth Equity Fund	-	720,522,555	-	758,871,334
Small Company Growth Fund	-	58,301,414	-	64,512,501
Diversified International Fund	-	203,338,758	-	193,350,840
Overseas Fund	-	303,809,223	-	313,713,661

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

PIMCO Total Return Fund Class A*
Sold	12,387,231	$126,843,937	75,269,569	$754,712,984
Issued as reinvestment of dividends	2,105,042	20,960,452	1,392,317	13,811,781
Redeemed	(14,277,209)	(146,017,155)	(6,445,057)	(66,080,382)

Net increase (decrease)	215,064	$1,787,234	70,216,829	$702,444,383

PIMCO Total Return Fund Class L*
Sold	7,187,185	$73,325,419	2,840,887	$29,446,964
Issued as reinvestment of dividends	205,223	2,031,477	56,347	558,398
Redeemed	(3,440,702)	(35,552,870)	(126,744)	(1,299,284)

Net increase (decrease)	3,951,706	$39,804,026	2,770,490	$28,706,078

PIMCO Total Return Fund Class Y*
Sold	13,061,341	$134,304,351	55,366,121	$555,266,635
Issued as reinvestment of dividends	1,469,812	14,638,314	1,063,732	10,552,217
Redeemed	(20,153,058)	(205,404,016)	(5,251,547)	(54,118,845)

Net increase (decrease)	(5,621,905)	$(56,461,351)	51,178,306	$511,700,007

PIMCO Total Return Fund Class S*
Sold	8,700,194	$87,780,332	3,017,866	$31,089,624
Issued as reinvestment of dividends	127,156	1,262,265	59,255	587,214
Redeemed	(3,777,801)	(38,941,125)	(171,367)	(1,787,107)

Net increase (decrease)	5,049,549	$50,101,472	2,905,754	$29,889,731

PIMCO Total Return Fund Class N*
Sold	1,602,507	$16,372,999	1,033,956	$10,460,455
Issued as reinvestment of dividends	68,344	678,251	17,384	172,452
Redeemed	(226,731)	(2,323,001)	(76,829)	(791,909)

Net increase (decrease)	1,444,120	$14,728,249	974,511	$9,840,998

PIMCO Total Return Fund Class Z*
Sold	44,509,187	$456,529,497	355,040	$3,670,322
Issued as reinvestment of dividends	1,329,640	13,214,111	7,627	75,671
Redeemed	(5,880,693)	(60,586,199)	-	-

Net increase (decrease)	39,958,134	$409,157,409	362,667	$3,745,993

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Strategic Bond Fund Class A
Sold	592,861	$5,854,653	1,015,250	$9,849,654
Issued as reinvestment of dividends	111,760	1,100,211	275,473	2,603,914
Redeemed	(2,211,428)	(21,945,086)	(2,446,721)	(23,781,392)

Net increase (decrease)	(1,506,807)	$(14,990,222)	(1,155,998)	$(11,327,824)

Strategic Bond Fund Class L
Sold	1,800,060	$17,664,319	1,199,576	$11,887,046
Issued as reinvestment of dividends	84,442	832,875	223,861	2,117,201
Redeemed	(3,518,462)	(34,756,258)	(1,034,094)	(10,014,971)

Net increase (decrease)	(1,633,960)	$(16,259,064)	389,343	$3,989,276

Strategic Bond Fund Class Y
Sold	658,043	$6,481,656	1,092,571	$10,640,182
Issued as reinvestment of dividends	104,963	1,037,415	162,958	1,550,402
Redeemed	(988,760)	(9,791,791)	(4,469,172)	(45,016,591)

Net increase (decrease)	(225,754)	$(2,272,720)	(3,213,643)	$(32,826,007)

Strategic Bond Fund Class S
Sold	4,071,149	$40,326,262	1,484,768	$14,648,241
Issued as reinvestment of dividends	260,688	2,573,933	268,036	2,541,242
Redeemed	(1,726,405)	(17,083,143)	(2,124,843)	(20,823,959)

Net increase (decrease)	2,605,432	$25,817,052	(372,039)	$(3,634,476)

Strategic Bond Fund Class N
Sold	30,649	$302,115	24,703	$238,047
Issued as reinvestment of dividends	2,577	25,291	4,639	43,794
Redeemed	(33,741)	(327,198)	(18,214)	(172,475)

Net increase (decrease)	(515)	$208	11,128	$109,366

Strategic Balanced Fund Class A
Sold	31,003	$318,362	63,202	$615,301
Issued as reinvestment of dividends	14,344	137,924	11,955	113,111
Redeemed	(277,101)	(2,785,733)	(276,649)	(2,699,842)

Net increase (decrease)	(231,754)	$(2,329,447)	(201,492)	$(1,971,430)

Strategic Balanced Fund Class L
Sold	187,103	$1,911,781	192,099	$1,870,655
Issued as reinvestment of dividends	74,629	718,330	61,196	586,440
Redeemed	(726,790)	(7,548,752)	(816,972)	(7,871,632)

Net increase (decrease)	(465,058)	$(4,918,641)	(563,677)	$(5,414,537)

Strategic Balanced Fund Class Y
Sold	81,590	$843,435	312,742	$3,027,889
Issued as reinvestment of dividends	40,826	392,828	39,569	377,596
Redeemed	(442,598)	(4,553,275)	(1,272,542)	(12,687,795)

Net increase (decrease)	(320,182)	$(3,317,012)	(920,231)	$(9,282,310)

Strategic Balanced Fund Class S
Sold	25,505	$262,681	47,788	$467,096
Issued as reinvestment of dividends	10,426	99,993	8,480	81,256
Redeemed	(61,413)	(627,569)	(110,917)	(1,074,452)

Net increase (decrease)	(25,482)	$(264,895)	(54,649)	$(526,100)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Strategic Balanced Fund Class N
Sold	2,029	$21,258	1,311	$12,641
Issued as reinvestment of dividends	732	6,988	454	4,209
Redeemed	(2,667)	(25,937)	(11,546)	(111,318)

Net increase (decrease)	94	$2,309	(9,781)	$(94,468)

Diversified Value Fund Class A
Sold	546,692	$4,906,737	335,599	$2,760,891
Issued as reinvestment of dividends	35,855	300,437	55,790	462,360
Redeemed	(1,469,973)	(13,277,180)	(2,357,484)	(19,355,134)

Net increase (decrease)	(887,426)	$(8,070,006)	(1,966,095)	$(16,131,883)

Diversified Value Fund Class L
Sold	599,200	$5,414,325	1,118,931	$9,202,361
Issued as reinvestment of dividends	17,322	146,181	77,080	650,600
Redeemed	(4,034,054)	(37,100,215)	(1,902,515)	(15,963,242)

Net increase (decrease)	(3,417,532)	$(31,539,709)	(706,504)	$(6,110,281)

Diversified Value Fund Class Y
Sold	691,803	$6,135,749	407,850	$3,444,178
Issued as reinvestment of dividends	64,949	547,867	69,609	586,947
Redeemed	(1,774,617)	(15,922,606)	(714,583)	(5,971,176)

Net increase (decrease)	(1,017,865)	$(9,238,990)	(237,124)	$(1,940,051)

Diversified Value Fund Class S
Sold	5,965,282	$54,251,751	2,740,343	$22,709,999
Issued as reinvestment of dividends	454,377	3,834,833	420,735	3,557,591
Redeemed	(3,433,437)	(30,950,963)	(7,023,059)	(59,313,634)

Net increase (decrease)	2,986,222	$27,135,621	(3,861,981)	$(33,046,044)

Diversified Value Fund Class N
Sold	2,280	$20,707	3,505	$28,934
Issued as reinvestment of dividends	174	1,458	137	1,115
Redeemed	(1,856)	(17,089)	(43,937)	(350,955)

Net increase (decrease)	598	$5,076	(40,295)	$(320,906)

Fundamental Value Fund Class A
Sold	4,116,514	$42,672,739	5,546,926	$52,071,886
Issued as reinvestment of dividends	273,627	2,512,999	324,733	2,815,433
Redeemed	(4,159,850)	(42,741,828)	(3,660,795)	(34,097,293)

Net increase (decrease)	230,291	$2,443,910	2,210,864	$20,790,026

Fundamental Value Fund Class L
Sold	2,149,932	$22,377,440	3,207,564	$30,247,862
Issued as reinvestment of dividends	105,962	990,280	206,931	1,808,580
Redeemed	(7,834,668)	(83,176,754)	(6,032,217)	(58,324,225)

Net increase (decrease)	(5,578,774)	$(59,809,034)	(2,617,722)	$(26,267,783)

Fundamental Value Fund Class Y
Sold	4,666,969	$48,663,819	3,057,477	$29,056,281
Issued as reinvestment of dividends	265,061	2,480,333	210,936	1,845,693
Redeemed	(2,358,755)	(23,403,253)	(4,364,765)	(42,521,763)

Net increase (decrease)	2,573,275	$27,740,899	(1,096,352)	$(11,619,789)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class S
Sold	9,597,705	$97,892,795	9,008,850	$87,466,285
Issued as reinvestment of dividends	710,978	6,669,303	720,412	6,318,016
Redeemed	(17,613,654)	(184,433,376)	(9,796,916)	(94,878,792)

Net increase (decrease)	(7,304,971)	$(79,871,278)	(67,654)	$(1,094,491)

Fundamental Value Fund Class N
Sold	12,482	$128,510	13,504	$124,742
Issued as reinvestment of dividends	948	8,627	1,244	10,701
Redeemed	(16,414)	(171,710)	(78,062)	(710,480)

Net increase (decrease)	(2,984)	$(34,573)	(63,314)	$(575,037)

Fundamental Value Fund Class Z**
Sold	19,665,101	$206,744,081	10,193	$100,100
Issued as reinvestment of dividends	337,890	3,171,959	-	-
Redeemed	(1,688,035)	(16,842,555)	-	-

Net increase (decrease)	18,314,956	$193,073,485	10,193	$100,100

Value Equity Fund Class A
Sold	139,438	$994,150	170,268	$1,167,293
Issued as reinvestment of dividends	9,834	63,820	25,177	153,077
Redeemed	(208,103)	(1,509,563)	(295,689)	(2,029,632)

Net increase (decrease)	(58,831)	$(451,593)	(100,244)	$(709,262)

Value Equity Fund Class L
Sold	19,562	$149,877	43,762	$290,763
Issued as reinvestment of dividends	-	-	4,604	28,041
Redeemed	(226,540)	(1,701,291)	(35,425)	(246,155)

Net increase (decrease)	(206,978)	$(1,551,414)	12,941	$72,649

Value Equity Fund Class Y
Sold	131,591	$979,028	135,199	$922,854
Issued as reinvestment of dividends	4,150	27,187	6,913	42,377
Redeemed	(105,637)	(796,868)	(184,277)	(1,241,636)

Net increase (decrease)	30,104	$209,347	(42,165)	$(276,405)

Value Equity Fund Class S
Sold	285,613	$2,065,974	190,689	$1,286,280
Issued as reinvestment of dividends	22,298	145,607	42,690	260,835
Redeemed	(578,360)	(4,268,131)	(644,376)	(4,335,941)

Net increase (decrease)	(270,449)	$(2,056,550)	(410,997)	$(2,788,826)

Value Equity Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	2	11	9	57
Redeemed	(251)	(1,965)	(411)	(2,678)

Net increase (decrease)	(249)	$(1,954)	(402)	$(2,621)

Large Cap Value Fund Class A
Sold	744,732	$7,808,237	681,455	$6,518,012
Issued as reinvestment of dividends	15,809	153,036	129,400	1,299,284
Redeemed	(5,027,495)	(52,233,227)	(4,333,721)	(41,209,740)

Net increase (decrease)	(4,266,954)	$(44,271,954)	(3,522,866)	$(33,392,444)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Large Cap Value Fund Class L
Sold	1,190,250	$12,551,574	1,216,068	$11,644,743
Issued as reinvestment of dividends	25,316	245,566	90,108	912,333
Redeemed	(3,806,350)	(39,745,699)	(5,495,787)	(53,792,527)

Net increase (decrease)	(2,590,784)	$(26,948,559)	(4,189,611)	$(41,235,451)

Large Cap Value Fund Class Y
Sold	604,696	$6,330,223	1,900,606	$18,483,250
Issued as reinvestment of dividends	45,828	445,445	98,328	1,001,918
Redeemed	(1,841,362)	(18,652,951)	(2,930,789)	(28,111,622)

Net increase (decrease)	(1,190,838)	$(11,877,283)	(931,855)	$(8,626,454)

Large Cap Value Fund Class S
Sold	3,320,897	$34,596,214	3,957,877	$39,183,176
Issued as reinvestment of dividends	244,698	2,378,469	458,445	4,689,207
Redeemed	(8,423,463)	(88,320,822)	(7,323,106)	(70,680,418)

Net increase (decrease)	(4,857,868)	$(51,346,139)	(2,906,784)	$(26,808,035)

Large Cap Value Fund Class N
Sold	10,168	$104,460	11,434	$108,593
Issued as reinvestment of dividends	-	-	405	3,982
Redeemed	(36,880)	(354,770)	(40,362)	(384,418)

Net increase (decrease)	(26,712)	$(250,310)	(28,523)	$(271,843)

Indexed Equity Fund Class A
Sold	6,121,813	$72,061,754	5,835,160	$61,185,126
Issued as reinvestment of dividends	432,213	4,755,323	349,451	3,765,999
Redeemed	(3,615,017)	(42,569,802)	(3,525,063)	(36,801,130)

Net increase (decrease)	2,939,009	$34,247,275	2,659,548	$28,149,995

Indexed Equity Fund Class L
Sold	3,648,910	$42,909,898	4,367,978	$46,101,070
Issued as reinvestment of dividends	320,821	3,555,325	271,456	2,965,321
Redeemed	(2,713,635)	(31,611,056)	(2,375,718)	(24,558,527)

Net increase (decrease)	1,256,096	$14,854,167	2,263,716	$24,507,864

Indexed Equity Fund Class Y
Sold	2,790,255	$32,922,365	3,698,322	$39,015,389
Issued as reinvestment of dividends	367,268	4,066,190	402,377	4,361,501
Redeemed	(7,259,050)	(83,917,139)	(8,252,527)	(88,100,095)

Net increase (decrease)	(4,101,527)	$(46,928,584)	(4,151,828)	$(44,723,205)

Indexed Equity Fund Class S
Sold	6,145,472	$73,267,299	6,790,420	$73,188,491
Issued as reinvestment of dividends	638,971	7,161,450	617,687	6,798,157
Redeemed	(9,622,252)	(114,635,918)	(8,252,902)	(87,873,149)

Net increase (decrease)	(2,837,809)	$(34,207,169)	(844,795)	$(7,886,501)

Indexed Equity Fund Class N
Sold	65,264	$742,830	50,896	$524,679
Issued as reinvestment of dividends	3,448	37,490	2,771	29,012
Redeemed	(33,165)	(379,028)	(105,749)	(1,113,992)

Net increase (decrease)	35,547	$401,292	(52,082)	$(560,301)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Indexed Equity Fund Class I***
Sold	15,205,793	$179,368,434	12,824,270	$136,369,557
Issued as reinvestment of dividends	1,254,973	14,064,540	1,028,562	11,372,634
Redeemed	(12,631,490)	(147,808,309)	(5,586,246)	(59,700,423)

Net increase (decrease)	3,829,276	$45,624,665	8,266,586	$88,041,768

Indexed Equity Fund Class Z****
Sold	4,912,763	$55,494,742
Issued as reinvestment of dividends	0 +	2
Redeemed	(10,443)	(120,724)

Net increase (decrease)	4,902,320	$55,374,020

Core Opportunities Fund Class A
Sold	218,753	$1,985,292	648,026	$5,196,556
Issued as reinvestment of dividends	13,275	107,797	4,194	32,209
Redeemed	(964,509)	(8,571,105)	(545,747)	(4,522,669)

Net increase (decrease)	(732,481)	$(6,478,016)	106,473	$706,096

Core Opportunities Fund Class L
Sold	407,738	$3,717,732	2,519,161	$21,937,292
Issued as reinvestment of dividends	-	-	12,439	95,654
Redeemed	(2,393,185)	(22,250,070)	(847,920)	(6,994,276)

Net increase (decrease)	(1,985,447)	$(18,532,338)	1,683,680	$15,038,670

Core Opportunities Fund Class Y
Sold	24,222	$220,188	30,097	$255,355
Issued as reinvestment of dividends	5,397	44,038	2,276	17,570
Redeemed	(17,124)	(157,017)	(254,797)	(2,155,480)

Net increase (decrease)	12,495	$107,209	(222,424)	$(1,882,555)

Core Opportunities Fund Class S
Sold	1,823,430	$16,917,505	2,116,266	$18,563,240
Issued as reinvestment of dividends	31,683	259,481	12,266	95,062
Redeemed	(950,909)	(8,803,497)	(471,314)	(4,030,671)

Net increase (decrease)	904,204	$8,373,489	1,657,218	$14,627,631

Core Opportunities Fund Class N
Sold	2,392	$21,447	2,151	$18,029
Issued as reinvestment of dividends	32	261	-	-
Redeemed	(2,187)	(19,329)	(1,134)	(9,362)

Net increase (decrease)	237	$2,379	1,017	$8,667

Blue Chip Growth Fund Class A
Sold	2,638,340	$27,735,245	749,930	$6,694,538
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,800,968)	(19,193,629)	(2,104,137)	(18,680,822)

Net increase (decrease)	837,372	$8,541,616	(1,354,207)	$(11,986,284)

Blue Chip Growth Fund Class L
Sold	6,629,989	$71,541,079	2,254,610	$21,383,018
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(8,240,824)	(89,000,910)	(8,827,322)	(82,498,748)

Net increase (decrease)	(1,610,835)	$(17,459,831)	(6,572,712)	$(61,115,730)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Class Y
Sold	5,257,748	$57,776,176	1,380,933	$13,206,336
Issued as reinvestment of dividends	-	-	4,493	38,237
Redeemed	(1,145,431)	(12,547,009)	(1,672,603)	(16,282,429)

Net increase (decrease)	4,112,317	$45,229,167	(287,177)	$(3,037,856)

Blue Chip Growth Fund Class S
Sold	12,987,629	$137,914,470	6,179,028	$61,300,145
Issued as reinvestment of dividends	414	4,344	13,936	119,015
Redeemed	(3,330,866)	(36,018,265)	(9,681,034)	(91,401,211)

Net increase (decrease)	9,657,177	$101,900,549	(3,488,070)	$(29,982,051)

Blue Chip Growth Fund Class N
Sold	1,132	$11,763	2,750	$24,389
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(27,479)	(290,636)	(60,627)	(508,400)

Net increase (decrease)	(26,347)	$(278,873)	(57,877)	$(484,011)

Large Cap Growth Fund Class A
Sold	56,697	$499,858	54,229	$424,514
Issued as reinvestment of dividends	27,506	204,409	210	1,530
Redeemed	(115,209)	(1,061,134)	(276,310)	(2,203,483)

Net increase (decrease)	(31,006)	$(356,867)	(221,871)	$(1,777,439)

Large Cap Growth Fund Class L
Sold	643,977	$6,146,907	1,067,823	$8,973,304
Issued as reinvestment of dividends	881	6,747	6,522	57,357
Redeemed	(2,796,783)	(25,814,693)	(774,959)	(6,409,191)

Net increase (decrease)	(2,151,925)	$(19,661,039)	299,386	$2,621,470

Large Cap Growth Fund Class Y
Sold	-	$-	-	$-
Issued as reinvestment of dividends	2	15	-	-
Redeemed	-	-	(1,507,011)	(12,320,632)

Net increase (decrease)	2	$15	(1,507,011)	$(12,320,632)

Large Cap Growth Fund Class S
Sold	3,120,451	$28,620,278	804,456	$6,652,780
Issued as reinvestment of dividends	835,307	6,405,028	23,635	210,278
Redeemed	(1,580,748)	(14,665,709)	(2,483,468)	(20,514,962)

Net increase (decrease)	2,375,010	$20,359,597	(1,655,377)	$(13,651,904)

Large Cap Growth Fund Class N*****
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	0 +	1
Redeemed	(146)	(1,335)	-	-

Net increase (decrease)	(146)	$(1,335)	0 +	$1

Growth Opportunities Fund Class A
Sold	1,438,658	$9,977,335	637,008	$3,800,630
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,114,125)	(14,735,841)	(3,527,847)	(20,073,060)

Net increase (decrease)	(675,467)	$(4,758,506)	(2,890,839)	$(16,272,430)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Growth Opportunities Fund Class L
Sold	1,527,020	$10,876,340	1,496,553	$8,914,314
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,657,106)	(39,711,881)	(4,326,706)	(25,800,494)

Net increase (decrease)	(4,130,086)	$(28,835,541)	(2,830,153)	$(16,886,180)

Growth Opportunities Fund Class Y
Sold	1,548,140	$11,143,056	484,862	$2,885,050
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(635,368)	(4,648,478)	(1,085,126)	(6,485,479)

Net increase (decrease)	912,772	$6,494,578	(600,264)	$(3,600,429)

Growth Opportunities Fund Class S
Sold	8,302,260	$60,422,756	7,973,678	$53,130,389
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,678,738)	(48,872,029)	(6,202,896)	(36,858,179)

Net increase (decrease)	1,623,522	$11,550,727	1,770,782	$16,272,210

Growth Opportunities Fund Class N
Sold	193	$1,288	140	$769
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,329)	(9,048)	(12,900)	(67,846)

Net increase (decrease)	(1,136)	$(7,760)	(12,760)	$(67,077)

Growth Opportunities Fund Class Z****
Sold	13,437	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	13,437	$100,100

Fundamental Growth Fund Class A
Sold	1,358,273	$7,599,484	1,778,103	$8,649,784
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,151,924)	(12,040,570)	(2,232,671)	(10,659,682)

Net increase (decrease)	(793,651)	$(4,441,086)	(454,568)	$(2,009,898)

Fundamental Growth Fund Class L
Sold	386,349	$2,238,719	243,379	$1,207,656
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(372,276)	(2,125,239)	(474,514)	(2,312,534)

Net increase (decrease)	14,073	$113,480	(231,135)	$(1,104,878)

Fundamental Growth Fund Class Y
Sold	173,163	$1,015,653	68,531	$343,983
Issued as reinvestment of dividends	201	1,143	-	-
Redeemed	(142,795)	(847,533)	(361,969)	(1,713,307)

Net increase (decrease)	30,569	$169,263	(293,438)	$(1,369,324)

Fundamental Growth Fund Class S
Sold	2,777,675	$16,106,922	1,448,450	$7,280,450
Issued as reinvestment of dividends	5,528	31,840	-	-
Redeemed	(3,007,986)	(17,521,918)	(2,003,794)	(9,705,215)

Net increase (decrease)	(224,783)	$(1,383,156)	(555,344)	$(2,424,765)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Fundamental Growth Fund Class N
Sold	32,416	$172,860	24,697	$112,704
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(33,567)	(183,306)	(32,808)	(148,532)

Net increase (decrease)	(1,151)	$(10,446)	(8,111)	$(35,828)

Focused Value Fund Class A
Sold	1,004,872	$17,413,375	1,028,867	$15,615,190
Issued as reinvestment of dividends	211,757	3,335,176	40,307	533,664
Redeemed	(2,618,628)	(44,331,029)	(2,519,950)	(36,562,842)

Net increase (decrease)	(1,401,999)	$(23,582,478)	(1,450,776)	$(20,413,988)

Focused Value Fund Class L
Sold	920,256	$16,025,185	1,255,207	$19,148,888
Issued as reinvestment of dividends	94,487	1,516,544	33,181	447,614
Redeemed	(2,641,182)	(45,968,246)	(2,936,175)	(45,735,655)

Net increase (decrease)	(1,626,439)	$(28,426,517)	(1,647,787)	$(26,139,153)

Focused Value Fund Class Y
Sold	1,284,921	$22,778,493	1,344,268	$21,061,429
Issued as reinvestment of dividends	120,173	1,930,931	30,030	408,713
Redeemed	(1,852,961)	(31,808,635)	(1,748,976)	(26,850,686)

Net increase (decrease)	(447,867)	$(7,099,211)	(374,678)	$(5,380,544)

Focused Value Fund Class S
Sold	3,764,699	$63,138,774	4,110,181	$67,521,917
Issued as reinvestment of dividends	544,232	8,812,715	133,162	1,826,976
Redeemed	(8,046,049)	(139,023,938)	(4,813,178)	(71,962,527)

Net increase (decrease)	(3,737,118)	$(67,072,449)	(569,835)	$(2,613,634)

Focused Value Fund Class N
Sold	4,731	$80,243	15,378	$220,345
Issued as reinvestment of dividends	1,769	27,306	-	-
Redeemed	(31,371)	(520,332)	(92,519)	(1,364,091)

Net increase (decrease)	(24,871)	$(412,783)	(77,141)	$(1,143,746)

Focused Value Fund Class Z**
Sold	5,477,621	$92,939,184	5,916	$100,100
Issued as reinvestment of dividends	89,414	1,444,799	-	-
Redeemed	(476,378)	(8,226,739)	-	-

Net increase (decrease)	5,090,657	$86,157,244	5,916	$100,100

Mid-Cap Value Fund Class A
Sold	125,755	$1,274,881	164,986	$1,459,496
Issued as reinvestment of dividends	2,247	20,969	4,102	40,096
Redeemed	(241,702)	(2,411,520)	(342,463)	(3,094,248)

Net increase (decrease)	(113,700)	$(1,115,670)	(173,375)	$(1,594,656)

Mid-Cap Value Fund Class L
Sold	761,686	$7,954,064	686,521	$6,097,539
Issued as reinvestment of dividends	-	-	42,848	420,368
Redeemed	(4,496,851)	(46,406,077)	(1,042,681)	(9,333,318)

Net increase (decrease)	(3,735,165)	$(38,452,013)	(313,312)	$(2,815,411)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Mid-Cap Value Fund Class Y
Sold	231,131	$2,228,176	60,032	$553,697
Issued as reinvestment of dividends	1,677	15,668	1,249	12,268
Redeemed	(178,474)	(1,680,751)	(13,061)	(121,415)

Net increase (decrease)	54,334	$563,093	48,220	$444,550

Mid-Cap Value Fund Class S
Sold	6,663,305	$68,211,603	2,275,348	$20,478,287
Issued as reinvestment of dividends	155,635	1,448,964	114,385	1,121,561
Redeemed	(2,475,845)	(24,745,209)	(1,896,981)	(16,722,218)

Net increase (decrease)	4,343,095	$44,915,358	492,752	$4,877,630

Mid-Cap Value Fund Class N
Sold	956	$9,688	1,247	$11,017
Issued as reinvestment of dividends	21	195	37	362
Redeemed	(674)	(6,960)	(470)	(4,099)

Net increase (decrease)	303	$2,923	814	$7,280

Mid-Cap Value Fund Class Z****
Sold	13,359	$131,596
Issued as reinvestment of dividends	0 +	1
Redeemed	-	-

Net increase (decrease)	13,359	$131,597

Small Cap Value Equity Fund Class A
Sold	210,892	$1,921,306	266,522	$2,187,502
Issued as reinvestment of dividends	-	-	1,338	12,182
Redeemed	(521,086)	(4,593,740)	(496,337)	(4,038,049)

Net increase (decrease)	(310,194)	$(2,672,434)	(228,477)	$(1,838,365)

Small Cap Value Equity Fund Class L
Sold	413,787	$3,821,265	306,848	$2,482,033
Issued as reinvestment of dividends	-	-	8,632	79,629
Redeemed	(2,456,698)	(23,364,768)	(1,361,643)	(11,500,270)

Net increase (decrease)	(2,042,911)	$(19,543,503)	(1,046,163)	$(8,938,608)

Small Cap Value Equity Fund Class Y
Sold	184,480	$1,710,296	376,322	$3,137,158
Issued as reinvestment of dividends	734	6,291	2,421	22,330
Redeemed	(348,752)	(3,352,588)	(485,101)	(3,965,694)

Net increase (decrease)	(163,538)	$(1,636,001)	(106,358)	$(806,206)

Small Cap Value Equity Fund Class S
Sold	4,648,226	$42,524,627	4,137,253	$34,682,482
Issued as reinvestment of dividends	34,211	293,188	46,158	427,443
Redeemed	(1,690,339)	(15,044,838)	(5,421,683)	(42,129,132)

Net increase (decrease)	2,992,098	$27,772,977	(1,238,272)	$(7,019,207)

Small Cap Value Equity Fund Class N
Sold	647	$5,724	267	$2,144
Issued as reinvestment of dividends	-	-	-	2
Redeemed	(689)	(6,579)	(164)	(1,361)

Net increase (decrease)	(42)	$(855)	103	$785

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Small Company Value Fund Class A
Sold	924,363	$12,452,294	1,664,409	$19,734,411
Issued as reinvestment of dividends	345,650	4,147,809	31,986	407,050
Redeemed	(2,110,164)	(27,957,035)	(1,273,996)	(14,607,080)

Net increase (decrease)	(840,151)	$(11,356,932)	422,399	$5,534,381

Small Company Value Fund Class L
Sold	1,011,548	$13,570,410	1,098,698	$13,315,423
Issued as reinvestment of dividends	118,398	1,444,453	21,740	283,149
Redeemed	(2,153,665)	(29,209,164)	(2,021,860)	(24,065,625)

Net increase (decrease)	(1,023,719)	$(14,194,301)	(901,422)	$(10,467,053)

Small Company Value Fund Class Y
Sold	640,848	$8,819,118	1,202,873	$14,646,122
Issued as reinvestment of dividends	179,071	2,198,995	32,471	427,264
Redeemed	(1,612,576)	(20,821,596)	(3,231,434)	(39,188,200)

Net increase (decrease)	(792,657)	$(9,803,483)	(1,996,090)	$(24,114,814)

Small Company Value Fund Class S
Sold	2,707,173	$37,401,460	6,526,560	$80,089,434
Issued as reinvestment of dividends	849,405	10,473,166	165,286	2,189,361
Redeemed	(8,004,208)	(107,735,558)	(5,035,034)	(60,783,433)

Net increase (decrease)	(4,447,630)	$(59,860,932)	1,656,812	$21,495,362

Small Company Value Fund Class N
Sold	929	$12,213	4,217	$46,423
Issued as reinvestment of dividends	2,433	28,268	37	377
Redeemed	(10,093)	(136,155)	(90,655)	(1,038,156)

Net increase (decrease)	(6,731)	$(95,674)	(86,401)	$(991,356)

Small Company Value Fund Class Z**
Sold	4,275,390	$57,470,232	7,857	$100,100
Issued as reinvestment of dividends	108,140	1,330,121	0 +	1
Redeemed	(861,958)	(10,465,355)	-	-

Net increase (decrease)	3,521,572	$48,334,998	7,857	$100,101

Mid Cap Growth Equity II Fund Class A
Sold	2,626,707	$40,955,577	3,325,295	$43,174,309
Issued as reinvestment of dividends	2,072,694	26,820,658	-	-
Redeemed	(5,574,119)	(83,711,759)	(4,061,634)	(50,351,804)

Net increase (decrease)	(874,718)	$(15,935,524)	(736,339)	$(7,177,495)

Mid Cap Growth Equity II Fund Class L
Sold	2,565,012	$40,874,889	4,630,509	$61,920,391
Issued as reinvestment of dividends	1,980,717	26,462,377	-	-
Redeemed	(10,085,590)	(153,159,432)	(5,466,059)	(72,339,157)

Net increase (decrease)	(5,539,861)	$(85,822,166)	(835,550)	$(10,418,766)

Mid Cap Growth Equity II Fund Class Y
Sold	2,527,678	$40,122,225	3,169,645	$42,893,874
Issued as reinvestment of dividends	1,083,354	14,755,278	-	-
Redeemed	(3,927,101)	(59,609,855)	(3,101,342)	(41,738,086)

Net increase (decrease)	(316,069)	$(4,732,352)	68,303	$1,155,788

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Mid Cap Growth Equity II Fund Class S
Sold	6,785,111	$106,607,035	8,860,969	$122,754,396
Issued as reinvestment of dividends	2,687,580	36,981,100	-	-
Redeemed	(12,426,112)	(193,242,332)	(4,471,917)	(59,393,770)

Net increase (decrease)	(2,953,421)	$(49,654,197)	4,389,052	$63,360,626

Mid Cap Growth Equity II Fund Class N
Sold	26,448	$387,153	44,930	$551,044
Issued as reinvestment of dividends	13,534	169,444	-	-
Redeemed	(49,528)	(726,735)	(61,605)	(744,871)

Net increase (decrease)	(9,546)	$(170,138)	(16,675)	$(193,827)

Mid Cap Growth Equity II Fund Class Z**
Sold	10,806,053	$170,805,459	6,823	$100,100
Issued as reinvestment of dividends	639,161	8,814,029	-	-
Redeemed	(900,995)	(13,971,669)	-	-

Net increase (decrease)	10,544,219	$165,647,819	6,823	$100,100

Small Cap Growth Equity Fund Class A
Sold	834,025	$13,963,965	1,184,857	$16,900,205
Issued as reinvestment of dividends	789,495	10,146,346	51,212	818,370
Redeemed	(1,855,722)	(29,508,824)	(1,236,444)	(17,496,011)

Net increase (decrease)	(232,202)	$(5,398,513)	(375)	$222,564

Small Cap Growth Equity Fund Class L
Sold	1,312,681	$22,146,070	645,367	$9,502,251
Issued as reinvestment of dividends	505,194	6,715,545	32,224	529,753
Redeemed	(1,811,084)	(30,611,261)	(1,317,682)	(19,641,364)

Net increase (decrease)	6,791	$(1,749,646)	(640,091)	$(9,609,360)

Small Cap Growth Equity Fund Class Y
Sold	1,162,254	$20,231,820	822,125	$12,324,283
Issued as reinvestment of dividends	676,419	9,197,341	41,749	698,464
Redeemed	(2,076,056)	(32,837,828)	(2,224,435)	(33,300,629)

Net increase (decrease)	(237,383)	$(3,408,667)	(1,360,561)	$(20,277,882)

Small Cap Growth Equity Fund Class S
Sold	6,355,167	$105,994,255	18,772,611	$277,949,633
Issued as reinvestment of dividends	4,903,353	67,833,572	280,969	4,770,852
Redeemed	(14,213,967)	(219,893,140)	(4,312,669)	(65,193,993)

Net increase (decrease)	(2,955,447)	$(46,065,313)	14,740,911	$217,526,492

Small Cap Growth Equity Fund Class N
Sold	3,223	$50,255	6,191	$87,411
Issued as reinvestment of dividends	3,781	46,836	194	3,015
Redeemed	(2,790)	(42,301)	(16,270)	(222,157)

Net increase (decrease)	4,214	$54,790	(9,885)	$(131,731)

Small Cap Growth Equity Fund Class Z**
Sold	9,181,655	$138,173,495	6,233	$100,100
Issued as reinvestment of dividends	311,767	4,325,341	0 +	1
Redeemed	(1,043,870)	(16,555,299)	-	-

Net increase (decrease)	8,449,552	$125,943,537	6,233	$100,101

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Small Company Growth Fund Class A
Sold	138,026	$1,370,872	257,156	$2,071,939
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(530,380)	(5,307,546)	(738,058)	(5,647,442)

Net increase (decrease)	(392,354)	$(3,936,674)	(480,902)	$(3,575,503)

Small Company Growth Fund Class L
Sold	510,095	$5,221,573	1,359,752	$11,036,989
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,750,996)	(17,761,982)	(977,086)	(8,379,106)

Net increase (decrease)	(1,240,901)	$(12,540,409)	382,666	$2,657,883

Small Company Growth Fund Class Y
Sold	41,607	$420,043	110,410	$924,179
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(71,834)	(773,571)	(397,194)	(3,400,814)

Net increase (decrease)	(30,227)	$(353,528)	(286,784)	$(2,476,635)

Small Company Growth Fund Class S
Sold	2,896,129	$30,067,189	1,496,764	$12,825,554
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,932,113)	(19,405,267)	(1,367,749)	(11,209,226)

Net increase (decrease)	964,016	$10,661,922	129,015	$1,616,328

Small Company Growth Fund Class N
Sold	6,183	$59,295	5,937	$46,585
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,465)	(57,524)	(1,752)	(12,265)

Net increase (decrease)	(282)	$1,771	4,185	$34,320

Diversified International Fund Class A
Sold	25,215	$172,692	26,038	$176,026
Issued as reinvestment of dividends	4,071	22,609	5,043	34,772
Redeemed	(59,711)	(377,742)	(96,158)	(652,972)

Net increase (decrease)	(30,425)	$(182,441)	(65,077)	$(442,174)

Diversified International Fund Class L
Sold	880,399	$6,250,712	993,067	$6,501,627
Issued as reinvestment of dividends	4,611	26,064	140,851	974,079
Redeemed	(5,192,296)	(35,947,996)	(1,159,004)	(7,724,782)

Net increase (decrease)	(4,307,286)	$(29,671,220)	(25,086)	$(249,076)

Diversified International Fund Class Y
Sold	5,464	$33,095	9,527	$66,557
Issued as reinvestment of dividends	11	65	32,890	227,471
Redeemed	(1,053,357)	(6,184,606)	-	-

Net increase (decrease)	(1,047,882)	$(6,151,446)	42,417	$294,028

Diversified International Fund Class S
Sold	8,541,735	$57,701,237	3,587,759	$23,877,844
Issued as reinvestment of dividends	671,624	3,731,253	461,290	3,194,917
Redeemed	(2,547,945)	(16,907,400)	(2,926,672)	(19,813,094)

Net increase (decrease)	6,665,414	$44,525,090	1,122,377	$7,259,667

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Diversified International Fund Class N
Sold	-	$-	138	$895
Issued as reinvestment of dividends	-	-	0 +	1
Redeemed	(11)	(78)	(348)	(2,026)

Net increase (decrease)	(11)	$(78)	(210)	$(1,130)

Overseas Fund Class A
Sold	790,874	$5,336,331	869,779	$5,670,854
Issued as reinvestment of dividends	122,620	761,470	104,968	635,055
Redeemed	(2,221,049)	(14,671,701)	(2,407,418)	(15,831,917)

Net increase (decrease)	(1,307,555)	$(8,573,900)	(1,432,671)	$(9,526,008)

Overseas Fund Class L
Sold	3,660,992	$27,049,099	3,666,637	$23,984,361
Issued as reinvestment of dividends	133,351	836,110	323,520	1,970,244
Redeemed	(20,101,945)	(143,890,132)	(6,234,444)	(41,301,431)

Net increase (decrease)	(16,307,602)	$(116,004,923)	(2,244,287)	$(15,346,826)

Overseas Fund Class Y
Sold	1,945,477	$13,428,092	1,024,497	$6,895,552
Issued as reinvestment of dividends	211,826	1,330,265	212,912	1,300,895
Redeemed	(1,463,581)	(10,668,655)	(4,471,193)	(31,414,641)

Net increase (decrease)	693,722	$4,089,702	(3,233,784)	$(23,218,194)

Overseas Fund Class S
Sold	3,719,190	$26,836,354	8,929,306	$60,355,232
Issued as reinvestment of dividends	408,985	2,580,694	598,851	3,676,942
Redeemed	(25,817,756)	(184,594,896)	(10,212,769)	(67,812,300)

Net increase (decrease)	(21,689,581)	$(155,177,848)	(684,612)	$(3,780,126)

Overseas Fund Class N
Sold	8,091	$55,950	11,782	$77,862
Issued as reinvestment of dividends	333	2,057	-	-
Redeemed	(2,835)	(19,299)	(127,195)	(833,246)

Net increase (decrease)	5,589	$38,708	(115,413)	$(755,384)

Overseas Fund Class Z**
Sold	41,901,565	$299,092,762	14,039	$100,100
Issued as reinvestment of dividends	572,792	3,614,317	-	-
Redeemed	(3,830,771)	(26,234,441)	-	-

Net increase (decrease)	38,643,586	$276,472,638	14,039	$100,100

*	Fund commenced operations on July 6, 2010.

**	Class Z shares commenced operations on November 15, 2010.

***	Class Z shares were renamed Class I shares on September 30, 2011.

****	Class Z shares commenced operations on December 7, 2011.

*****	Class N shares were eliminated as of February 8, 2011.

+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2011, no material amounts have been retained by the Distributor.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2011, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$2,378,333,855	$38,702,299	$(30,495,285)	$8,207,014
Strategic Bond Fund	203,160,801	8,126,479	(10,387,890)	(2,261,411)
Strategic Balanced Fund	55,115,514	3,720,606	(3,493,324)	227,282
Diversified Value Fund	260,364,953	29,461,718	(14,576,156)	14,885,562
Fundamental Value Fund	1,024,637,488	172,163,453	(64,227,118)	107,936,335
Value Equity Fund	27,331,637	1,388,350	(1,848,173)	(459,823)
Large Cap Value Fund	432,783,028	135,312,813	(36,309,611)	99,003,202
Indexed Equity Fund	1,867,088,104	488,982,456	(301,890,200)	187,092,256
Core Opportunities Fund	48,443,997	3,664,055	(2,893,460)	770,595
Blue Chip Growth Fund	573,548,250	119,109,393	(14,529,488)	104,579,905
Large Cap Growth Fund	56,225,930	7,077,053	(2,869,181)	4,207,872
Growth Opportunities Fund	268,917,656	86,758,428	(13,261,429)	73,496,999
Fundamental Growth Fund	42,235,464	6,554,054	(2,385,156)	4,168,898
Focused Value Fund	519,922,107	105,822,432	(27,014,043)	78,808,389
Mid-Cap Value Fund	137,399,490	11,185,126	(7,342,420)	3,842,706
Small Cap Value Equity Fund	93,406,916	15,334,125	(5,935,092)	9,399,033
Small Company Value Fund	432,598,441	78,055,198	(51,271,678)	26,783,520
Mid Cap Growth Equity II Fund	1,221,534,250	288,097,740	(63,047,476)	225,050,264
Small Cap Growth Equity Fund	729,343,922	81,588,253	(66,977,301)	14,610,952
Small Company Growth Fund	51,751,992	8,383,396	(3,586,814)	4,796,582
Diversified International Fund	141,636,814	3,670,992	(22,810,397)	(19,139,405)
Overseas Fund	521,814,974	36,063,977	(77,558,565)	(41,494,588)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2012	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$-	$6,057,011	$-
Strategic Balanced Fund	-	951,661	3,431,181	-

Notes to Financial Statements (Continued)

	Expiring 2012	Expiring 2016	Expiring 2017	Expiring 2018
Diversified Value Fund	$-	$-	$131,021,559	$-
Fundamental Value Fund	-	-	54,996,212	-
Value Equity Fund	-	7,209,782	13,667,493	-
Large Cap Value Fund	-	-	9,286,732	-
Indexed Equity Fund	-	26,693,021	25,573,790	-
Core Opportunities Fund	-	2,351,177	9,336,944	-
Blue Chip Growth Fund	-	36,290,031	80,616,905	-
Growth Opportunities Fund	-	-	11,465,227	-
Fundamental Growth Fund	7,702,832	-	1,004,147	-
Mid-Cap Value Fund	-	11,462,510	41,375,263	-
Small Cap Value Equity Fund	-	15,171,798	31,271,443	-
Small Company Growth Fund	-	929,404	12,246,542	-
Diversified International Fund	-	12,970,723	62,822,946	511,296
Overseas Fund	-	-	124,922,165	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2011, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
PIMCO Total Return Fund	$-	$31,576,694
Strategic Bond Fund	256,944	-
Indexed Equity Fund	2,575,533	-
Diversified International Fund	-	926,527

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses:

Amount
PIMCO Total Return Fund	$915,792
Strategic Balanced Fund	243,222
Diversified Value Fund	995,504
Fundamental Value Fund	4,070,393
Value Equity Fund	358,730
Indexed Equity Fund	4,081,672
Core Opportunities Fund	209,778
Blue Chip Growth Fund	3,964,808
Large Cap Growth Fund	111,013
Growth Opportunities Fund	60,633
Mid-Cap Value Fund	770,999
Small Cap Value Equity Fund	51,321
Small Company Value Fund	556,779
Small Cap Growth Equity Fund	5,155,359
Small Company Growth Fund	670,735
Diversified International Fund	4,170,647
Overseas Fund	3,815,416

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2012, late year ordinary losses:

Amount
Large Cap Value Fund	$313,753
Small Cap Growth Equity Fund	20,970
Diversified International Fund	204,934

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$52,784,870	$-	$-
Strategic Bond Fund	5,569,725	-	-
Strategic Balanced Fund	1,357,936	-	-
Diversified Value Fund	4,831,928	-	-
Fundamental Value Fund	15,836,849	-	-
Value Equity Fund	237,101	-	-
Large Cap Value Fund	3,222,516	-	-
Indexed Equity Fund	33,654,508	-	-
Core Opportunities Fund	411,577	-	-
Blue Chip Growth Fund	4,344	-	-
Large Cap Growth Fund	35,381	6,580,818	-
Fundamental Growth Fund	32,983	-	-
Focused Value Fund	6,130,735	10,937,471	-
Mid-Cap Value Fund	1,486,940	-	-
Small Cap Value Equity Fund	294,168	-	-
Small Company Value Fund	911,084	18,711,728	-
Mid Cap Growth Equity II Fund	-	114,005,120	-
Small Cap Growth Equity Fund	24,025,603	74,258,294	-
Diversified International Fund	3,781,333	-	-
Overseas Fund	9,126,919	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$25,081,784	$678,142	$-
Strategic Bond Fund	8,856,553	-	-
Strategic Balanced Fund	1,163,780	-	-
Diversified Value Fund	5,259,529	-	-
Fundamental Value Fund	12,798,425	-	-
Value Equity Fund	485,740	-	-
Large Cap Value Fund	7,906,724	-	-
Indexed Equity Fund	29,292,630	-	-
Core Opportunities Fund	240,495	-	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$157,252	$-	$-
Large Cap Growth Fund	269,166	-	-
Focused Value Fund	3,216,967	-	-
Mid-Cap Value Fund	1,594,655	-	-
Small Cap Value Equity Fund	541,586	-	-
Small Company Value Fund	3,308,127	-	-
Small Cap Growth Equity Fund	-	6,822,497	-
Diversified International Fund	4,433,045	-	-
Overseas Fund	7,583,289	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2011:

Amount
Diversified International Fund	$462,218
Overseas Fund	1,449,113

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$5,719,060	$(31,576,694)	$(164,085)	$11,496,660
Strategic Bond Fund	390,401	(6,313,955)	(45,012)	(2,258,182)
Strategic Balanced Fund	554,665	(4,382,842)	(270,110)	227,097
Diversified Value Fund	1,118,487	(131,021,559)	(1,072,398)	14,885,565
Fundamental Value Fund	12,891,494	(54,996,212)	(4,284,138)	107,936,335
Value Equity Fund	213,398	(20,877,275)	(371,400)	(459,823)
Large Cap Value Fund	-	(9,286,732)	(517,380)	99,020,171
Indexed Equity Fund	7,714,894	(54,842,344)	(4,488,475)	187,092,256
Core Opportunities Fund	429,993	(11,688,121)	(218,633)	770,605
Blue Chip Growth Fund	16,863	(116,906,936)	(4,124,995)	104,582,650
Large Cap Growth Fund	-	-	(122,169)	4,207,872
Growth Opportunities Fund	-	(11,465,227)	(141,967)	73,496,999
Fundamental Growth Fund	4,790	(8,706,979)	(11,351)	4,168,898
Focused Value Fund	-	7,203,792	(140,277)	78,808,389
Mid-Cap Value Fund	170,798	(52,837,773)	(794,864)	3,842,687
Small Cap Value Equity Fund	-	(46,443,241)	(70,376)	9,399,033
Small Company Value Fund	-	2,013,289	(665,463)	26,783,520
Mid Cap Growth Equity II Fund	-	8,778,231	(264,632)	225,050,645
Small Cap Growth Equity Fund	-	-	(5,306,444)	14,611,025
Small Company Growth Fund	-	(13,175,946)	(690,025)	4,796,582
Diversified International Fund	-	(77,231,492)	(4,403,984)	(19,105,215)
Overseas Fund	8,195,701	(124,922,165)	(3,962,935)	(41,151,371)

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
PIMCO Total Return Fund	$369	$(14,440,428)	$14,440,059
Strategic Bond Fund	351	(314,569)	314,218
Strategic Balanced Fund	311	(351,450)	351,139
Diversified Value Fund	653	-	(653)
Fundamental Value Fund	2,053	(17,937)	15,884
Value Equity Fund	187	(923)	736
Large Cap Value Fund	2,475	(9,761)	7,286
Indexed Equity Fund	4,587	136,484	(141,071)
Core Opportunities Fund	58	1,822	(1,880)
Blue Chip Growth Fund	(15,945)	14,923	1,022
Large Cap Growth Fund	107	(617)	510
Growth Opportunities Fund	(1,142,499)	141,877	1,000,622
Fundamental Growth Fund	(323,146)	337,257	(14,111)
Focused Value Fund	1,611	(23,721)	22,110
Mid-Cap Value Fund	(144,702)	104,277	40,425
Small Cap Value Equity Fund	(8,703)	-	8,703
Small Company Value Fund	(186,510)	108,446	78,064
Mid Cap Growth Equity II Fund	(7,630,652)	(1,116,073)	8,746,725
Small Cap Growth Equity Fund	(1,557,694)	(3,545,831)	5,103,525
Small Company Growth Fund	(544,308)	4,337	539,971
Diversified International Fund	(684,912)	(253,697)	938,609
Overseas Fund	1,534	5,297,333	(5,298,867)

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll

Notes to Financial Statements (Continued)

transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and Indexed Equity Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and Indexed Equity Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

Since the Funds cannot predict the outcome of these proceedings, the Funds have not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the total net assets of each applicable Fund at the time of such judgment or settlement.

10.	Upcoming Fund Liquidations

The Trustees have approved a Plan of Liquidation and Termination pursuant to which it is expected that the Strategic Balanced Fund, Value Equity Fund, Core Opportunities Fund, and Large Cap Growth Fund will be dissolved. Effective on or about June 22, 2012 (the “Termination Date”), shareholders of the various classes of shares of these Funds will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

11.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2011, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective January 19, 2012, Class N shares of the Diversified International Fund are no longer available.

Notes to Financial Statements (Continued)

Effective February 22, 2012, the NASDAQ-100 Index Fund’s name changed to Fundamental Growth Fund and Wellington Management Company, LLP replaced Northern Trust Investments, Inc. as subadviser to the Fund. The management fee was also changed to a fee of 0.65% of the Fund’s average daily net assets and the administrative and shareholder services fee, based upon the average daily net assets of the applicable class of shares of the Fund, was changed as noted in the table below:

	Class A	Class L	Class Y	Class S	Class N
Fundamental Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	0.4029%

Effective February 22, 2012, MassMutual has also agreed to waive, through March 31, 2013, 0.09% of the administrative and shareholder services fee for Class S of the Fund and 0.03% of the administrative and shareholder services fee for Class Y, Class L, Class A, and Class N of the Fund, based upon each class’s average daily net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund), MassMutual Select Fundamental Growth Fund (formerly known as MassMutual Select NASDAQ-100 Fund), MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1996	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board—Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^

Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding

Trustees and Officers (Unaudited) (Continued)

themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
PIMCO Total Return Fund	3.47%
Strategic Bond Fund	0.43%
Strategic Balanced Fund	42.35%
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Value Equity Fund	100.00%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Fundamental Growth Fund	100.00%
Focused Value Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
Small Cap Growth Equity Fund	10.38%
Overseas Fund	1.00%

For the year ended December 31, 2011, the following Fund(s) earned the following foreign sources of income:

Amount
Diversified International Fund	$5,146,108
Overseas Fund	16,669,859

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2011:

Qualified Dividend Income
PIMCO Total Return Fund	$1,900,000
Strategic Bond Fund	24,867
Strategic Balanced Fund	964,407
Diversified Value Fund	6,769,197
Fundamental Value Fund	26,922,917
Value Equity Fund	544,316
Large Cap Value Fund	10,594,375
Indexed Equity Fund	40,813,024
Core Opportunities Fund	1,065,755
Blue Chip Growth Fund	4,807,832
Large Cap Growth Fund	660,790
Fundamental Growth Fund	472,473
Focused Value Fund	8,769,848
Mid-Cap Value Fund	2,407,293
Small Cap Value Equity Fund	1,200,455
Small Company Value Fund	4,898,630
Small Cap Growth Equity Fund	2,832,037
Diversified International Fund	4,634,807
Overseas Fund	15,467,564

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds, and renegotiated subadvisory agreements with Davis Selected Advisers, L.P. for the Large Cap Value Fund, Eagle Asset Management, Inc. for the Small Company Growth Fund, EARNEST Partners, LLC for the Small Company Value Fund, Northern Trust Investments, Inc. for the Indexed Equity Fund and Fundamental Growth Fund, Rainier Investment Management, Inc. for the Large Cap Growth Fund, Sands Capital Management, LLC for the Growth Opportunities Fund, and Waddell & Reed Investment Management Company for the Small Cap Growth Equity Fund, each of which is based on the new form of subadvisory agreement previously presented to the Trustees (“August Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the August Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that, with the exception of the Fundamental Growth Fund, no change was being proposed to the advisory fee paid by any of the Funds to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change. With respect to the Fundamental Growth Fund, the Trustees also considered that the proposed change to the Fund’s advisory fee was intended principally to permit the Fund to commence operating as an actively-managed large cap growth fund and facilitate the retention of a new subadviser to provide day-to-day portfolio management for the Fund.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

Other Information (Unaudited) (Continued)

Additionally, with respect to the Amended and Restated Investment Management Agreement for the Fundamental Growth Fund, the Trustees considered information provided by MassMutual regarding other equity mutual funds investing in large-capitalization growth stocks, and noted that the Fund’s management fee was at approximately the average and median of the management fees paid by those funds, and that the Fund’s gross expense ratios were below the average and median of those funds. The Trustees also considered profitability information provided by MassMutual, showing that the change in the Fund’s fee structure was expected to reduce substantially MassMutual’s profit margin, due to anticipated increases in subadvisory fees to be paid by MassMutual and the reduction in the administrative and shareholder services fees to be paid by the Fund to MassMutual.

In reviewing the August Renegotiated Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Funds; (ii) the terms of each August Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that each subadviser will provide under each August Renegotiated Subadvisory Agreement.

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) MassMutual’s projected levels of profitability from its relationship to the Fundamental Growth Fund was not excessive and the advisory fee amount under the Amended and Restated Investment Management Agreement for the Fund is fair and reasonable; and (iii) the terms of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that, with respect to the Amended and Restated Investment Management Agreements, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees, with the exception of the Fundamental Growth Fund, reflected future expected economies of scale. With respect to the Fundamental Growth Fund, the Trustees also determined that, in light of the small size of the Fund and the anticipated reduction in profitability to MassMutual due to the change in the Fund’s fee structure, they did not need to consider the implementation of break-points in the Fund’s management fee schedule. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements.

The Amended and Restated Investment Management Agreements became effective on November 21, 2011 and on February 22, 2012 with respect to the fee change for the Fundamental Growth Fund. The August Renegotiated Subadvisory Agreements became effective on August 15, 2011.

At their meeting in November 2011, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”) for the Fundamental Growth Fund (“New Subadvisory Agreement”) and renegotiated subadvisory agreements with Harris Associates L.P. for the Focused Value Fund and Overseas Fund, Delaware Management Company for the Growth Opportunities Fund, and Wellington Management for the Fundamental Value Fund, Small Cap Growth Equity Fund, and Small Cap Value Equity Fund, each of which is based on the new form of subadvisory agreement previously presented to the Trustees (“November Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements (the “November Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Funds; (ii) the terms of the New Subadvisory Agreement and each November

Other Information (Unaudited) (Continued)

Renegotiated Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under the New Subadvisory Agreement and each November Renegotiated Subadvisory Agreement; (iv) the historical investment performance track record of Wellington Management with respect to the investment strategies to be employed for the Fundamental Growth Fund; and (v) the fees payable to Wellington Management by MassMutual for the Fundamental Growth Fund and the effect of such fees on the profitability to MassMutual. With respect to the Fundamental Growth Fund, the Trustees also considered that the proposed change in subadviser was made in connection with the proposal to permit the Fund to commence operating as an actively-managed large cap growth fund.

Prior to the votes being taken to approve the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements; (ii) MassMutual’s projected level of profitability from its relationship to the Fundamental Growth Fund was not excessive and the subadvisory fee amounts under the New Subadvisory Agreement, and the Fundamental Growth Fund’s total expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Wellington Management appear well suited to the Fundamental Growth Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements are fair and reasonable with respect to each applicable Fund and are in the best interest of each applicable Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement and November Renegotiated Subadvisory Agreements.

The New Subadvisory Agreement became effective on February 22, 2012 and the November Renegotiated Subadvisory Agreements became effective on December 6, 2011.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, elected the Trustees of the Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, approved an Amended and Restated Agreement and Declaration of Trust, as described in the Information Statement dated October 31, 2011.

Other Information (Unaudited) (Continued)

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the PIMCO Total Return Fund, Strategic Bond Fund, Strategic Balanced Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Indexed Equity Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Fundamental Growth Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, and Overseas Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the Diversified Value Fund, Core Opportunities Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Growth Fund, and Diversified International Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the Fundamental Growth Fund (the “Fund”), approved an amended an restated investment management agreement to increase the investment advisory fee rate payable by the Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the Blue Chip Growth Fund (the “Fund”), approved amendments to the Fund’s fundamental investment restrictions with respect to diversification of investments, borrowing money and issuing senior securities, participation in the underwriting of securities, investment in real estate, making loans, concentrating investments in an industry, and investing all assets in a single open-end management investment company, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the Strategic Bond Fund, Strategic Balanced Fund, Fundamental Value Fund, Large Cap Value Fund, Indexed Equity Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Fundamental Growth Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, and Overseas Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the Diversified Value Fund, Core Opportunities Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Growth Fund, and Diversified International Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

PIMCO Total Return Fund
Class A	$1,000	0.85%	$991.80	$4.27	$1,020.90	$4.33
Class L	1,000	0.75%	991.70	3.77	1,021.40	3.82
Class Y	1,000	0.67%	992.50	3.36	1,021.80	3.41
Class S	1,000	0.55%	993.20	2.76	1,022.40	2.80
Class N	1,000	1.10%	990.20	5.52	1,019.70	5.60
Class Z	1,000	0.40%	993.60	2.01	1,023.20	2.04
Strategic Bond Fund
Class A	1,000	1.10%	1,035.30	5.64	1,019.70	5.60
Class L	1,000	0.85%	1,037.20	4.36	1,020.90	4.33
Class Y	1,000	0.71%	1,037.40	3.65	1,021.60	3.62
Class S	1,000	0.66%	1,036.90	3.39	1,021.90	3.36
Class N	1,000	1.41%	1,033.20	7.23	1,018.10	7.17

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Balanced Fund
Class A	$1,000	1.44%	$946.60	$7.07	$1,017.90	$7.32
Class L	1,000	1.19%	946.90	5.84	1,019.20	6.06
Class Y	1,000	1.04%	948.50	5.11	1,020.00	5.30
Class S	1,000	0.99%	948.90	4.86	1,020.20	5.04
Class N	1,000	1.74%	945.00	8.53	1,016.40	8.84
Diversified Value Fund
Class A	1,000	1.09%	944.60	5.34	1,019.70	5.55
Class L	1,000	0.80%	945.90	3.92	1,021.20	4.08
Class Y	1,000	0.69%	946.70	3.39	1,021.70	3.52
Class S	1,000	0.59%	946.80	2.90	1,022.20	3.01
Class N	1,000	1.40%	943.00	6.86	1,018.10	7.12
Fundamental Value Fund
Class A	1,000	1.24%	935.60	6.05	1,019.00	6.31
Class L	1,000	0.98%	936.70	4.78	1,020.30	4.99
Class Y	1,000	0.84%	937.70	4.10	1,021.00	4.28
Class S	1,000	0.79%	937.80	3.86	1,021.20	4.02
Class N	1,000	1.54%	933.20	7.50	1,017.40	7.83
Class Z	1,000	0.60%	938.30	2.93	1,022.20	3.06
Value Equity Fund
Class A	1,000	1.44%	890.50	6.86	1,017.90	7.32
Class L	1,000	1.27%	891.60	6.06	1,018.80	6.46
Class Y	1,000	1.04%	893.20	4.96	1,020.00	5.30
Class S	1,000	0.99%	893.40	4.72	1,020.20	5.04
Class N	1,000	1.74%	890.20	8.29	1,016.40	8.84
Large Cap Value Fund
Class A	1,000	1.25%	931.80	6.09	1,018.90	6.36
Class L	1,000	1.00%	934.20	4.88	1,020.20	5.09
Class Y	1,000	0.85%	934.50	4.14	1,020.90	4.33
Class S	1,000	0.76%	935.60	3.71	1,021.40	3.87
Class N	1,000	1.55%	931.50	7.55	1,017.40	7.88
Indexed Equity Fund
Class A	1,000	0.65%	960.00	3.21	1,021.90	3.31
Class L	1,000	0.40%	961.00	1.98	1,023.20	2.04
Class Y	1,000	0.45%	960.00	2.22	1,022.90	2.29
Class S	1,000	0.42%	961.10	2.08	1,023.10	2.14
Class N	1,000	0.95%	958.40	4.69	1,020.40	4.84
Class I	1.000	0.21%	961.70	1.04	1,024.10	1.07
Class Z**	1,000	0.06%	1,000.00	0.04	1,024.90	0.31
Core Opportunities Fund
Class A	1,000	1.37%	902.50	6.57	1,018.30	6.97
Class L	1,000	1.15%	903.20	5.52	1,019.40	5.85
Class Y	1,000	0.97%	904.20	4.66	1,020.30	4.94
Class S	1,000	0.87%	904.80	4.18	1,020.80	4.43
Class N	1,000	1.67%	901.10	8.00	1,016.80	8.49

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class A	$1,000	1.19%	$951.00	$5.85	$1,019.20	$6.06
Class L	1,000	0.98%	952.00	4.82	1,020.30	4.99
Class Y	1,000	0.82%	953.10	4.04	1,021.10	4.18
Class S	1,000	0.76%	952.40	3.74	1,021.40	3.87
Class N	1,000	1.51%	948.70	7.42	1,017.60	7.68
Large Cap Growth Fund
Class A	1,000	1.36%	915.60	6.57	1,018.30	6.92
Class L	1,000	1.40%	914.70	6.76	1,018.10	7.12
Class Y	1,000	0.97%	916.80	4.69	1,020.30	4.94
Class S	1,000	0.92%	916.30	4.44	1,020.60	4.69
Growth Opportunities Fund
Class A	1,000	1.35%	969.40	6.70	1,018.40	6.87
Class L	1,000	1.10%	970.30	5.46	1,019.70	5.60
Class Y	1,000	0.95%	970.80	4.72	1,020.40	4.84
Class S	1,000	0.85%	972.40	4.23	1,020.90	4.33
Class N	1,000	1.64%	968.30	8.14	1,016.90	8.34
Class Z**	1,000	0.64%	993.30	0.44	1,022.00	3.26
Fundamental Growth Fund
Class A	1,000	1.15%	978.90	5.74	1,019.40	5.85
Class L	1,000	0.90%	981.20	4.49	1,020.70	4.58
Class Y	1,000	0.75%	980.40	3.74	1,021.40	3.82
Class S	1,000	0.65%	981.50	3.25	1,021.90	3.31
Class N	1,000	1.45%	978.30	7.23	1,017.90	7.38
Focused Value Fund
Class A	1,000	1.30%	945.90	6.38	1,018.70	6.61
Class L	1,000	1.05%	947.60	5.15	1,019.90	5.35
Class Y	1,000	0.90%	948.30	4.42	1,020.70	4.58
Class S	1,000	0.80%	948.30	3.93	1,021.20	4.08
Class N	1,000	1.60%	944.80	7.84	1,017.10	8.13
Class Z	1,000	0.69%	949.30	3.39	1,021.70	3.52
Mid-Cap Value Fund
Class A	1,000	1.30%	903.30	6.24	1,018.70	6.61
Class L	1,000	1.11%	904.50	5.33	1,019.60	5.65
Class Y	1,000	0.90%	905.40	4.32	1,020.70	4.58
Class S	1,000	0.80%	906.00	3.84	1,021.20	4.08
Class N	1,000	1.60%	902.40	7.67	1,017.10	8.13
Class Z**	1,000	0.67%	991.60	0.46	1,021.80	3.41
Small Cap Value Equity Fund
Class A	1,000	1.38%	910.30	6.64	1,018.20	7.02
Class L	1,000	1.27%	910.40	6.12	1,018.80	6.46
Class Y	1,000	0.98%	912.40	4.72	1,020.30	4.99
Class S	1,000	0.87%	911.70	4.19	1,020.80	4.43
Class N	1,000	1.68%	908.40	8.08	1,016.70	8.54
Small Company Value Fund
Class A	1,000	1.49%	922.00	7.22	1,017.70	7.58
Class L	1,000	1.24%	923.20	6.01	1,019.00	6.31
Class Y	1,000	1.09%	924.30	5.29	1,019.70	5.55
Class S	1,000	1.05%	924.40	5.09	1,019.90	5.35
Class N	1,000	1.79%	920.50	8.66	1,016.20	9.10
Class Z	1,000	0.86%	925.40	4.17	1,020.90	4.38

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Mid Cap Growth Equity II Fund
Class A	$1,000	1.35%	$911.70	$6.51	$1,018.40	$6.87
Class L	1,000	1.10%	912.30	5.30	1,019.70	5.60
Class Y	1,000	0.95%	913.30	4.58	1,020.40	4.84
Class S	1,000	0.86%	914.10	4.15	1,020.90	4.38
Class N	1,000	1.65%	909.80	7.94	1,016.90	8.39
Class Z	1,000	0.73%	914.10	3.52	1,021.50	3.72
Small Cap Growth Equity Fund
Class A	1,000	1.51%	863.30	7.09	1,017.60	7.68
Class L	1,000	1.26%	864.70	5.92	1,018.90	6.41
Class Y	1,000	1.11%	864.90	5.22	1,019.60	5.65
Class S	1,000	0.97%	866.00	4.56	1,020.30	4.94
Class N	1,000	1.81%	861.90	8.49	1,016.10	9.20
Class Z	1,000	0.87%	866.20	4.09	1,020.80	4.43
Small Company Growth Fund
Class A	1,000	1.59%	880.60	7.54	1,017.20	8.08
Class L	1,000	1.35%	881.90	6.40	1,018.40	6.87
Class Y	1,000	1.19%	881.90	5.64	1,019.20	6.06
Class S	1,000	1.14%	881.50	5.41	1,019.50	5.80
Class N	1,000	1.89%	879.20	8.95	1,015.70	9.60
Diversified International Fund
Class A	1,000	1.42%	818.30	6.51	1,018.00	7.22
Class L	1,000	1.17%	819.00	5.36	1,019.30	5.95
Class Y	1,000	1.09%	817.40	4.99	1,019.70	5.55
Class S	1,000	0.99%	820.00	4.54	1,020.20	5.04
Class N	1,000	1.72%	817.70	7.88	1,016.50	8.74
Overseas Fund
Class A	1,000	1.46%	826.20	6.72	1,017.80	7.43
Class L	1,000	1.17%	828.00	5.39	1,019.30	5.95
Class Y	1,000	1.17%	828.70	5.39	1,019.30	5.95
Class S	1,000	1.10%	828.40	5.07	1,019.70	5.60
Class N	1,000	1.77%	825.20	8.14	1,016.30	9.00
Class Z	1,000	0.86%	828.50	3.96	1,020.90	4.38

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Class on December 7, 2011, through December 31, 2011, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

February 29, 2012

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 212 C:05477-04

MassMutual Select BlackRock Global Allocation Fund

Annual Report

December 31, 2011

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities). The Fund may sell securities short for hedging or investment purposes. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock). Effective April 1, 2011, the name of this Fund changed from MassMutual Select Global Allocation Fund to MassMutual Select BlackRock Global Allocation Fund. The Fund’s investment approach remains the same.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class S shares returned -4.07%, outperforming the -6.48% return of the Financial Times Stock Exchanges (FTSE) World Index (the “benchmark”), a broad-based capitalization-weighted index comprising 2,200 equities from 24 countries in 12 regions, including the United States; but trailing the 2.11% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund’s -4.07% return outpaced the -12.86% return of the Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities, an unmanaged capitalization-weighted index comprising 1,630 companies in 28 countries, excluding the United States. The Fund underperformed the 9.20% return of the Merrill Lynch Treasury Index GAO, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the 5.17% return of the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security is not intended to have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

Within the equity segment of the Fund, stock selection in the United States, Canada, and Brazil, as well as an overweight position, relative to the benchmark, in Russia and India detracted from performance. An overweight position in Japan also detracted from performance, although this was partially offset by strong stock selection within the country. Growth in Japan contracted sharply after the earthquake in March 2011; however, the economy has continued to recover and many Japanese companies remain attractively valued. From a sector perspective, stock selection in energy and consumer discretionary had a negative impact, as did an underweight position and weak stock selection in consumer staples. An overweight position in materials also weighed on returns. Within materials, the Fund’s exposure to gold-related securities – most notably mining companies, which underperformed the precious metal itself over the period – detracted from performance. An overweight position and strong stock selection in telecommunication services benefited relative Fund performance, as did an underweight position in financials, which underperformed.

From a broader asset allocation perspective, the Fund’s fixed-income components generally hindered performance over the year, with security selection in the United States and Canada notably weighing on returns. On the positive side, an underweight position in European sovereign debt, particularly in Italy, contributed to Fund performance on a relative basis. The Fund’s cash position helped mitigate some volatility and kept the Fund’s sensitivity to interest rates low.

The Fund uses derivatives, which may include options, futures, indexed securities, inverse securities, swaps, and forward contracts, in an effort both to increase the return of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on absolute performance.

Subadviser outlook

While the European sovereign debt crisis continues to serve as a major source of uncertainty, the European Central Bank (ECB) recently took several steps in an attempt to alleviate tight credit conditions in the banking sector. These steps include a reduction in the bank’s policy rate, a reduction in bank reserve requirements, and an extension of three-year loans to banks that have helped alleviate funding pressures. While the crisis is far from solved, BlackRock believes the ECB’s actions have substantially reduced the risk of witnessing the failure of a major financial institution in that part of the world. In our view, the continuation of austerity measures in Europe sets the backdrop for what is likely to be another year of meager economic growth in the euro zone.

The U.S. economy experienced an acceleration of economic activity towards the latter part of 2011, and we believe it is becoming clear that the U.S. economy may have avoided a double-dip recession. In the emerging-market economies, which collectively represent

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Continued)

nearly 50% of the world’s gross domestic product (GDP), policymakers are becoming more accommodative with monetary policy. We believe this approach could continue in 2012, as policymakers seek to insulate their regions from the impact of the European debt crisis.

Looking to 2012, we believe the best opportunities continue to lie primarily in high-quality equities and certain commodity-oriented investments. Those equities pay a competitive dividend yield, coupled with the prospect of stable growth in earnings.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)
U.S. Treasury Note 3.500% 5/15/20	2.0%
U.S. Treasury Note 2.625% 8/15/20	1.4%
Exxon Mobil Corp.	1.4%
United Kingdom Gilt 4.750% 3/07/20	1.3%
Republic of Germany 4.250% 7/04/17	1.2%
Apple, Inc.	1.1%
U.S. Treasury Note 2.250% 3/31/16	1.1%
U.S. Treasury Note 2.500% 3/31/15	1.0%
Bundesrepublik Deutschland 3.500% 7/04/19	0.9%
Microsoft Corp.	0.9%

12.3%

MassMutual Select BlackRock Global Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)
Equities	64.5%
Bonds & Notes	23.3%
Mutual Funds	2.2%
Purchased Options	0.2%
Structured Options (Over The Counter Traded)	(0.0)%
Warrants	0.0%

Total Long-Term Investments	90.2%
Short-Term Investments and Other Assets and Liabilities	9.8%

Net Assets	100.0%

MassMutual Select BlackRock Global Allocation Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)
United States	44.8%
Japan	6.8%
United Kingdom	5.3%
Germany	4.3%
Brazil	3.4%
Canada	3.1%
Cayman Islands	2.8%
Australia	2.8%
Singapore	1.9%
Hong Kong	1.6%
France	1.4%
Switzerland	1.4%
Malaysia	1.2%
Republic of Korea	1.0%
India	0.8%
China	0.7%
Bermuda	0.7%
Russia	0.7%
Netherlands	0.7%
Taiwan	0.6%
Ireland	0.5%
Italy	0.5%
Netherlands Antilles	0.3%
Luxembourg	0.3%
Thailand	0.3%
Mexico	0.3%
Israel	0.2%
Spain	0.2%
Norway	0.2%
Turkey	0.2%
Channel Islands	0.2%
Poland	0.1%
Kazakhstan	0.1%
Chile	0.1%
South Africa	0.1%
Indonesia	0.1%
Sweden	0.1%
Bahamas	0.1%
Argentina	0.1%
Panama	0.1%
Egypt	0.1%
Belgium	0.0%
Philippines	0.0%
Vietnam	0.0%
Portugal	0.0%
Austria	0.0%

Total Long-Term Investments	90.2%
Short-Term Investments and Other Assets and Liabilities	9.8%

Net Assets	100.0%

7

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO, and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 12/1/09 - 12/31/11
Class S	-4.07%	2.15%
Class A	-4.53%	1.64%
Class A (sales load deducted)*	-10.02%	-1.20%
Class Y	-4.15%	2.06%
Class L	-3.91%	2.06%
FTSE World Index#	-6.48%	3.57%
S&P 500 Index	2.11%	9.04%
FTSE World Index (ex-U.S.) Equities	-12.86%	-0.65%
Merrill Lynch Treasury Index GAO	9.20%	6.23%
Citigroup Non-USD World Government Bond Index	5.17%	2.04%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO, and the Citigroup Non-USD World Government Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 64.5%

COMMON STOCK — 62.8%
Aerospace & Defense — 0.7%
The Boeing Co.	17,574	$1,289,053
General Dynamics Corp.	9,100	604,331
L-3 Communications Holdings, Inc.	1,200	80,016
Spirit AeroSystems Holdings, Inc. Class A (a)	26,751	555,886
United Technologies Corp.	12,733	930,655

		3,459,941

Agriculture — 0.7%
Altria Group, Inc.	21,870	648,445
British American Tobacco Malaysia	13,200	207,931
British American Tobacco PLC	7,923	375,674
Chaoda Modern Agriculture Holdings Ltd. (b)	1,265,139	35,424
Cresud SA Sponsored ADR (Argentina)	6,000	68,340
IOI Corp.	62,200	105,409
KT&G Corp. (a)	7,805	551,560
Lorillard, Inc.	3,332	379,848
Philip Morris International, Inc.	15,445	1,212,124
SLC Agricola SA	39,300	326,578

		3,911,333

Apparel — 0.0%
Ralph Lauren Corp.	400	55,232

Auto Manufacturers — 1.6%
Bayerische Motoren Werke AG	5,540	370,378
Daihatsu Motor Co. Ltd.	22,750	405,609
Daimler AG	15,270	670,295
Dongfeng Motor Group Co. Ltd. Class H	99,500	170,584
Fiat Industrial SpA (a)	81,146	691,364
Ford Motor Co. (a)	66,300	713,388
Fuji Heavy Industries Ltd.	144,030	868,716
General Motors Co. (a)	31,000	628,370
Guangzhou Automobile Group Co. Ltd.	237,283	197,437
Honda Motor Co. Ltd.	31,860	970,210
Hyundai Motor Co. (a)	2,900	536,995
Paccar, Inc.	6,200	232,314
Suzuki Motor Corp.	64,237	1,324,303
Toyota Motor Corp.	15,810	526,169
Yulon Motor Co. Ltd.	155,000	265,875

		8,572,007

Automotive & Parts — 0.6%
Aisin Seiki Co. Ltd.	8,940	254,370
Autoliv, Inc.	800	42,792
BorgWarner, Inc. (a)	4,300	274,082

	Number of Shares	Value
Bridgestone Corp.	23,300	$527,411
Cheng Shin Rubber Industry Co. Ltd.	101,700	219,848
Denso Corp.	12,170	335,584
Futaba Industrial Co. Ltd.	21,110	118,675
Johnson Controls, Inc.	10,900	340,734
Lear Corp.	1,900	75,620
Mando Corp. (a)	600	107,443
Sumitomo Electric Industries Ltd.	16,500	179,398
Toyota Industries Corp.	32,521	883,753

		3,359,710

Banks — 2.7%
Banco Macro SA Class B Sponsored ADR (Argentina)	2,200	42,900
Bank of America Corp.	178,278	991,226
Bank of New York Mellon Corp.	54,569	1,086,469
Bank of Nova Scotia	4,500	224,525
BNP Paribas	24,440	956,779
Capital One Financial Corp.	1,400	59,206
DBS Group Holdings Ltd.	23,000	203,742
Deutsche Bank AG	7,320	276,670
Deutsche Bank AG	2,700	102,222
DnB NOR ASA	47,970	468,722
HSBC Holdings PLC	100,076	759,699
Intesa Sanpaolo	195,586	324,859
Lloyds Banking Group PLC (a)	474,300	189,441
Mitsubishi UFJ Financial Group, Inc.	114,110	484,081
Nordea Bank AB	20,400	157,486
Northern Trust Corp.	7,600	301,416
Oversea-Chinese Banking Corp. Ltd.	97,900	589,493
Sberbank of Russian Federation	443,600	990,777
Siam Commercial Bank PCL	130,416	475,367
Societe Generale	13,900	308,497
State Street Corp.	24,518	988,321
Sumitomo Mitsui Financial Group, Inc.	13,030	362,510
Swedbank AB	9,600	124,102
The Toronto-Dominion Bank	1,000	74,886
Turkiye Garanti Bankasi AS	91,636	284,850
U.S. Bancorp	49,487	1,338,623
United Overseas Bank Ltd.	12,900	151,493
Wells Fargo & Co.	63,031	1,737,134

		14,055,496

Beverages — 0.7%
The Coca-Cola Co.	6,591	461,172
Coca-Cola Enterprises, Inc.	2,500	64,450
Constellation Brands, Inc. Class A (a)	7,799	161,205
Diageo PLC Sponsored ADR (United Kingdom)	16,004	1,399,070
Dr. Pepper Snapple Group, Inc.	6,600	260,568

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Fomento Economico Mexicano SAB de CV Series B Sponsored ADR (Mexico)	3,200	$223,072
Fraser and Neave Ltd.	107,700	514,156
Kirin Holdings Co. Ltd.	43,800	532,151

		3,615,844

Biotechnology — 0.4%
Amgen, Inc.	1,247	80,070
Biogen Idec, Inc. (a)	1,000	110,050
Celgene Corp. (a)	5,100	344,760
CSL Ltd.	17,521	573,437
Life Technologies Corp. (a)	12,005	467,115
Vertex Pharmaceuticals, Inc. (a)	17,111	568,256

		2,143,688

Building Materials — 0.1%
Rinnai Corp.	5,000	357,724
Yuanda China Holdings Ltd. (a)	1,442,000	191,547

		549,271

Chemicals — 2.2%
Albemarle Corp.	1,200	61,812
Asahi Kasei Corp.	58,000	349,269
BASF SE	31,340	2,185,690
China BlueChemical Ltd.	335,700	253,432
The Dow Chemical Co.	25,161	723,630
Eastman Chemical Co.	1,600	62,496
EI du Pont de Nemours & Co.	17,156	785,402
FMC Corp.	18,319	1,576,167
Hitachi Chemical Co. Ltd.	18,600	327,181
JSR Corp.	13,100	241,305
Lanxess AG	9,860	510,135
LyondellBasell Industries NV Class A	1,700	55,233
Potash Corporation of Saskatchewan, Inc.	11,100	458,208
PPG Industries, Inc.	800	66,792
Praxair, Inc.	3,095	330,855
PTT Global Chemical PCL (a)	291,260	561,730
Samsung Fine Chemicals Co. Ltd. (a)	4,100	217,456
Shin-Etsu Chemical Co. Ltd.	25,188	1,238,748
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	4,900	263,865
Sumitomo Chemical Co. Ltd.	218,570	796,851
Ube Industries Ltd.	175,600	480,541
Uralkali GDR (Russia) (c)	1,000	36,000

		11,582,798

Coal — 0.7%
Alliance Resource Partners LP	4,160	314,413
Bumi Resources Tbk PT	1,564,000	373,526
China Shenhua Energy Co. Ltd.	71,038	308,240
CONSOL Energy, Inc.	62,420	2,290,814

	Number of Shares	Value
Kuzbassrazrezugol (a)	552,700	$109,987
Mongolian Mining Corp. (a)	149,400	113,178

		3,510,158

Commercial Services — 0.6%
Alliance Data Systems Corp. (a)	800	83,072
Jiangsu Expressway Co. Ltd.	203,100	186,323
MasterCard, Inc. Class A	1,400	521,948
McKesson Corp.	9,422	734,068
Qualicorp SA (a)	37,900	340,343
Visa, Inc. Class A	10,800	1,096,524
Western Union Co.	3,100	56,606

		3,018,884

Computers — 2.9%
Accenture PLC Class A	1,449	77,130
Apple, Inc. (a)	14,887	6,029,235
Atos Origin SA	2,900	126,883
Cognizant Technology Solutions Corp. Class A (a)	2,600	167,206
Dell, Inc. (a)	46,432	679,300
EMC Corp. (a)	34,518	743,518
Hewlett-Packard Co.	42,668	1,099,128
HTC Corp.	31,905	522,285
International Business Machines Corp.	19,710	3,624,275
NetApp, Inc. (a)	15,000	544,050
SanDisk Corp. (a)	11,215	551,890
Seagate Technology	25,900	424,760
TDK Corp.	8,280	366,096
Teradata Corp. (a)	1,978	95,953
Western Digital Corp. (a)	11,079	342,895

		15,394,604

Cosmetics & Personal Care — 0.5%
Beiersdorf AG	1,370	77,696
Colgate-Palmolive Co.	11,623	1,073,849
Kao Corp.	4,000	109,207
The Procter & Gamble Co.	21,014	1,401,844

		2,662,596

Distribution & Wholesale — 0.7%
Adani Enterprises Ltd.	39,500	217,176
Marubeni Corp.	76,800	467,079
Mitsubishi Corp.	75,620	1,524,878
Mitsui & Co. Ltd.	88,852	1,379,263

		3,588,396

Diversified Financial — 1.5%
American Express Co.	5,700	268,869
Ameriprise Financial, Inc.	1,200	59,568
Citigroup, Inc.	71,927	1,892,399
Discover Financial Services	23,100	554,400
The Goldman Sachs Group, Inc.	10,807	977,277

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Housing Development Finance Corp. Ltd.	62,470	$763,062
JPMorgan Chase & Co.	71,862	2,389,412
Morgan Stanley	42,689	645,885
UBS AG (a)	43,700	519,081

		8,069,953

Electric — 2.5%
Adani Power Ltd. (a)	177,700	210,703
The AES Corp. (a)	58,873	697,056
Ameren Corp.	2,400	79,512
American Electric Power Co., Inc.	10,094	416,983
Calpine Corp. (a)	32,700	533,991
China Resources Power Holdings Co. Ltd.	204,000	391,101
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	14,820	263,648
CMS Energy Corp.	17,206	379,908
Consolidated Edison, Inc.	6,400	396,992
Constellation Energy Group, Inc.	1,400	55,538
Dominion Resources, Inc.	7,300	387,484
Edison International	1,700	70,380
Entergy Corp.	5,867	428,584
Exelon Corp.	15,806	685,506
Huaneng Power International, Inc.	420,900	223,415
International Power PLC	200,500	1,048,932
ITC Holdings Corp.	3,900	295,932
National Grid PLC	111,200	1,078,876
NextEra Energy, Inc.	20,321	1,237,143
NRG Energy, Inc. (a)	15,400	279,048
Pampa Energia SA Sponsored ADR (Argentina)	7,200	77,400
PG&E Corp.	11,719	483,057
PPL Corp.	21,965	646,210
RusHydro	2,057,797	61,734
RusHydro Sponsored ADR (Russia)	222,925	679,921
Scottish & Southern Energy PLC	46,800	937,552
The Southern Co.	25,275	1,169,980
YTL Power International Bhd	434,605	244,161

		13,460,747

Electrical Components & Equipment — 0.2%
Bharat Heavy Electricals Ltd.	101,450	455,736
Dongfang Electric Corp. Ltd.	77,300	228,837
Hitachi Ltd.	57,600	301,914
SMA Solar Technology AG	1,600	89,382

		1,075,869

Electronics — 0.9%
Agilent Technologies, Inc. (a)	17,600	614,768
Arrow Electronics, Inc. (a)	1,700	63,597
Fanuc Ltd.	3,150	481,477
Garmin Ltd.	2,100	83,601
Hana Microelectronics PCL	33,799	20,247

	Number of Shares	Value
Hon Hai Precision Industry Co. Ltd.	78,408	$214,274
Hoya Corp.	31,320	673,711
Koninklijke Philips Electronics NV	34,182	716,302
Mettler-Toledo, Inc. (a)	1,983	292,909
Murata Manufacturing Co. Ltd.	9,970	511,557
Nippon Electric Glass Co. Ltd.	35,390	351,600
PerkinElmer, Inc.	13,000	260,000
TE Connectivity Ltd.	2,500	77,025
Waters Corp. (a)	7,043	521,534

		4,882,602

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	6,000	202,560

Engineering & Construction — 0.5%
Fluor Corp.	1,100	55,275
JGC Corp.	33,030	791,787
KBR, Inc.	18,585	517,964
Kinden Corp.	22,440	189,483
Larsen & Toubro Ltd.	7,900	147,743
McDermott International, Inc. (a)	29,003	333,824
Okumura Corp.	75,230	308,217
Toda Corp.	74,200	269,649

		2,613,942

Entertainment — 0.1%
International Game Technology	20,632	354,871
Toho Co. Ltd.	12,550	223,543

		578,414

Foods — 1.1%
BIM Birlesik Magazalar AS	10,200	282,786
ConAgra Foods, Inc.	9,600	253,440
Cosan Ltd. Class A	62,100	680,616
General Mills, Inc.	20,400	824,364
H.J. Heinz Co.	4,682	253,015
Kraft Foods, Inc. Class A	97	3,624
The Kroger Co.	3,000	72,660
Nestle SA	28,357	1,628,055
Sara Lee Corp.	52,747	997,973
Unilever NV	11,650	400,079
Unilever NV NY Shares	4,300	147,791
Unilever PLC	7,700	258,461
Unilever PLC Sponsored ADR (United Kingdom)	4,800	160,896

		5,963,760

Forest Products & Paper — 0.1%
International Paper Co.	9,101	269,389
Sino-Forest Corp. (a) (b)	25,740	8,717

		278,106

Gas — 0.5%
Beijing Enterprises Holdings Ltd.	217,422	1,307,581
China Resources Gas Group Ltd.	166,000	236,652

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Tokyo Gas Co. Ltd.	193,988	$891,438

		2,435,671

Health Care – Products — 1.3%
Baxter International, Inc.	1,200	59,376
Becton, Dickinson & Co.	900	67,248
Cie Generale d’Optique Essilor International SA	12,217	861,347
Covidien PLC	8,049	362,286
Hologic, Inc. (a)	32,297	565,520
Johnson & Johnson	52,040	3,412,783
Medtronic, Inc.	28,300	1,082,475
Mindray Medical International Ltd. ADR (Cayman Islands)	2,900	74,356
Terumo Corp.	6,340	298,235

		6,783,626

Health Care – Services — 1.5%
Aetna, Inc.	31,038	1,309,493
Cigna Corp.	9,705	407,610
Coventry Health Care, Inc. (a)	1,900	57,703
DaVita, Inc. (a)	6,700	507,927
Fresenius Medical Care AG & Co. KGaA	14,480	983,861
HCA Holdings, Inc. (a)	23,500	517,705
HEALTHSOUTH Corp. (a)	17,034	300,991
Humana, Inc.	9,022	790,417
Life Healthcare Group Holdings Ltd.	97,700	249,604
Raffles Medical Group Ltd.	94,600	154,461
Thermo Fisher Scientific, Inc. (a)	10,945	492,197
UnitedHealth Group, Inc.	15,500	785,540
Vanguard Health Systems, Inc. (a)	14,100	144,102
WellPoint, Inc.	18,155	1,202,769

		7,904,380

Holding Company – Diversified — 0.5%
Hutchison Whampoa Ltd.	48,900	409,132
Keppel Corp. Ltd.	91,812	656,332
LG Corp. (a)	4,600	245,606
LVMH Moet Hennessy Louis Vuitton SA	4,580	645,270
Noble Group Ltd.	84,954	73,705
Tianjin Development Holdings (a)	928,103	477,421
Wharf Holdings Ltd.	71,510	323,549

		2,831,015

Home Builders — 0.2%
Daiwa House Industry Co. Ltd.	21,880	260,707
MRV Engenharia e Participacoes SA	57,200	328,128
Pulte Group, Inc. (a)	57,600	363,456

		952,291

Household Products — 0.1%
Hypermarcas SA	137,771	627,827

	Number of Shares	Value
Insurance — 2.6%
ACE Ltd.	22,536	$1,580,224
AIA Group Ltd.	67,800	211,321
Allianz SE	5,910	564,823
Allstate Corp.	5,723	156,868
Amlin PLC	17,900	86,974
Arch Capital Group Ltd. (a)	8,001	297,877
Assicurazioni Generali SpA	9,720	145,616
AXA SA	43,000	554,160
Axis Capital Holdings Ltd.	1,878	60,021
China Life Insurance Co. Ltd. Sponsored ADR (China)	3,699	136,752
The Chubb Corp.	9,400	650,668
CNA Financial Corp.	1,500	40,125
Endurance Specialty Holdings Ltd.	9,296	355,572
Fidelity National Financial, Inc. Class A	38,202	608,558
ING Groep NV (a)	76,910	548,078
Lincoln National Corp.	2,300	44,666
MetLife, Inc.	10,988	342,606
Millea Holdings, Inc.	58,475	1,293,472
Mitsui Sumitomo Insurance Group Holdings, Inc.	35,866	663,582
Muenchener Rueckversicherungs AG	2,030	248,998
NKSJ Holdings, Inc.	24,922	488,246
Ping An Insurance Group Co. of China Ltd.	23,581	156,252
Platinum Underwriters Holdings Ltd.	4,371	149,095
Powszechny Zaklad Ubezpieczen SA	800	71,447
Principal Financial Group, Inc.	5,244	129,002
The Progressive Corp.	12,269	239,368
Prudential Financial, Inc.	5,800	290,696
Reinsurance Group of America, Inc. Class A	1,100	57,475
RenaissanceRe Holdings Ltd.	4,394	326,782
Sony Financial Holdings, Inc.	15,000	220,687
Torchmark Corp.	1,550	67,255
The Travelers Cos., Inc.	20,385	1,206,181
Unum Group	1,531	32,258
Validus Holdings Ltd.	6,584	207,396
Xl Group PLC	65,844	1,301,736
Zurich Financial Services AG (a)	1,619	365,595

		13,900,432

Internet — 0.8%
Check Point Software Technologies Ltd. (a)	1,500	78,810
eBay, Inc. (a)	12,747	386,616
Expedia, Inc.	848	24,609
Google, Inc. Class A (a)	4,790	3,093,861
Symantec Corp. (a)	34,218	535,512
Yahoo! Japan Corp.	900	289,626

		4,409,034

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.1%
Cheung Kong Infrastructure Holdings Ltd.	52,100	$302,925
RHJ International (a)	46,200	209,786
RHJ International Deposit Shares (d)	11,800	53,767

		566,478

Iron & Steel — 0.1%
Magnitogorsk Iron & Steel Works GDR (Russia) (c)	17,900	87,119
Magnitogorsk Iron & Steel Works Sponsored GDR (Russia) (c)	22,800	110,697
POSCO	800	265,069
POSCO ADR (Republic of Korea)	3,500	287,350

		750,235

Lodging — 0.0%
Wyndham Worldwide Corp.	1,500	56,745

Machinery – Construction & Mining — 0.2%
Komatsu Ltd.	15,600	363,803
Rio Tinto PLC	13,800	667,844

		1,031,647

Machinery – Diversified — 0.3%
CNH Global NV (a)	2,200	79,178
Haitian International Holdings Ltd.	103,200	88,119
Kubota Corp.	108,220	905,406
Shanghai Electric Group Co. Ltd.	514,600	236,951

		1,309,654

Manufacturing — 1.2%
3M Co.	8,865	724,537
Cheil Industries, Inc. (a)	3,200	281,015
General Electric Co.	184,073	3,296,747
Pall Corp.	4,500	257,175
Parker Hannifin Corp.	1,000	76,250
Siemens AG	19,370	1,852,559

		6,488,283

Media — 0.9%
British Sky Broadcasting Group PLC	9,700	110,225
Comcast Corp. Class A	66,506	1,576,857
DISH Network Corp. Class A	7,215	205,483
Kabel Deutschland Holding AG (a)	7,940	401,804
Liberty Global, Inc. Class A (a)	1,400	57,442
The McGraw-Hill Cos., Inc.	1,200	53,964
Rogers Communications, Inc. Class B	10,400	400,504
Singapore Press Holdings Ltd.	57,090	162,260
Time Warner Cable, Inc.	5,504	349,889
Viacom, Inc. Class B	9,396	426,672
Vivendi	12,172	265,728
The Walt Disney Co.	16,900	633,750
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	45,800	137,324

		4,781,902

	Number of Shares	Value
Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	4,285	$706,125
SKF AB	7,600	160,461
Tenaris SA Sponsored ADR (Luxembourg)	9,065	337,037

		1,203,623

Mining — 4.1%
Agnico-Eagle Mines Ltd.	16,000	581,120
Alamos Gold, Inc.	30,550	526,285
Alcoa, Inc.	84,800	733,520
Anglo American PLC	15,700	578,637
Anglo Platinum Ltd.	1	66
AngloGold Ashanti Ltd. Sponsored ADR (South Africa)	2,600	110,370
Antofagasta PLC	38,700	724,572
Barrick Gold Corp.	34,250	1,549,812
BHP Billiton Ltd.	46,218	1,631,431
BHP Billiton PLC	16,900	491,386
Detour Gold Corp. (a)	12,700	313,526
Eldorado Gold Corp.	69,987	963,158
Freeport-McMoRan Copper & Gold, Inc.	20,686	761,038
Glencore International PLC	39,200	238,026
Goldcorp, Inc.	56,915	2,518,489
Harmony Gold Mining Co. Ltd. Sponsored ADR (South Africa)	13,200	153,648
IAMGOLD Corp.	36,392	576,813
IAMGOLD Corp.	22,833	362,638
Katanga Mining Ltd. (a)	67,840	77,912
Kinross Gold Corp.	21,953	250,264
Kinross Gold Corp.	55,544	634,088
Newcrest Mining Ltd.	48,430	1,467,081
Newmont Mining Corp.	37,990	2,279,780
Orica Ltd.	13,100	324,925
Osisko Mining Corp. (a)	29,000	280,108
Petropavlovsk PLC	6,600	62,702
Polyus Gold International Ltd. GDR (Russia) (a)	244,244	720,520
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	9,100	929,110
Rio Tinto Ltd.	19,122	1,183,536
Silver Wheaton Corp.	25,000	724,000
Teck Resources Ltd. Class B	2,112	74,321

		21,822,882

Office Equipment/Supplies — 0.3%
Canon, Inc.	22,555	998,034
Xerox Corp.	61,067	486,093

		1,484,127

Oil & Gas — 7.9%
Anadarko Petroleum Corp.	11,940	911,380
Apache Corp.	8,300	751,814

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
BG Group PLC	93,300	$1,989,839
BP PLC	101,198	721,669
BP PLC Sponsored ADR (United Kingdom)	22,700	970,198
Canadian Natural Resources Ltd.	19,800	739,926
Chevron Corp.	40,863	4,347,823
ConocoPhillips	1,231	89,703
Devon Energy Corp.	13,101	812,262
Diamond Offshore Drilling, Inc.	1,300	71,838
Eni SpA	53,120	1,097,223
EOG Resources, Inc.	5,300	522,103
Exxon Mobil Corp.	86,534	7,334,622
Helmerich & Payne, Inc.	1,600	93,376
Hess Corp.	9,922	563,570
Inpex Corp.	167	1,050,193
KazMunaiGas Exploration Production GDR (Kazakhstan) (c)	39,400	587,669
Marathon Oil Corp.	25,981	760,464
Marathon Petroleum Corp.	33,890	1,128,198
Murphy Oil Corp.	1,500	83,610
Occidental Petroleum Corp.	26,238	2,458,501
OGX Petroleo e Gas Participacoes SA (a)	23,800	173,787
Petroleo Brasileiro SA Sponsored ADR (Brazil)	129,827	3,049,636
PTT Public Co. Ltd.	37,749	380,481
QEP Resources, Inc.	28,900	846,770
Quicksilver Resources, Inc. (a)	60,800	407,968
Reliance Industries Ltd.	31,020	404,770
Repsol YPF SA	14,700	449,090
Rosneft Oil Co. GDR (Russia) (c)	75,700	499,620
Royal Dutch Shell PLC ADR (United Kingdom)	13,824	1,010,396
SM Energy Co.	11,784	861,410
Statoil ASA	25,570	654,901
Suncor Energy, Inc.	29,905	862,438
Talisman Energy, Inc.	24,500	312,157
Total SA	23,461	1,197,473
Total SA Sponsored ADR (France)	24,400	1,247,084
Tupras Turkiye Petrol Rafine	12,600	265,926
Valero Energy Corp.	23,335	491,202
Vallares PLC (a)	34,600	416,437
Whiting Petroleum Corp. (a)	23,998	1,120,467

		41,737,994

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	5,400	262,656
Halliburton Co.	23,800	821,338
National Oilwell Varco, Inc.	23,200	1,577,368
Schlumberger Ltd.	26,105	1,783,233
Technip SA	2,370	221,507
Transocean Ltd.	6,800	261,052
Weatherford International Ltd. (a)	24,145	353,483

		5,280,637

	Number of Shares	Value
Packaging & Containers — 0.0%
Crown Holdings, Inc. (a)	7,200	$241,776

Pharmaceuticals — 3.7%
Abbott Laboratories	18,950	1,065,559
AmerisourceBergen Corp.	12,902	479,825
Astellas Pharma, Inc.	7,570	307,583
AstraZeneca PLC Sponsored ADR (United Kingdom)	1,700	78,693
Bayer AG	15,380	983,285
Bristol-Myers Squibb Co.	61,624	2,171,630
Cardinal Health, Inc.	1,677	68,103
Eli Lilly & Co.	8,500	353,260
Gilead Sciences, Inc. (a)	15,582	637,771
GlaxoSmithKline PLC ADR (United Kingdom)	1,900	86,697
Herbalife Ltd.	1,500	77,505
Kyowa Hakko Kirin Co. Ltd.	40,210	491,765
Mead Johnson Nutrition Co. Class A	16,032	1,101,879
Medco Health Solutions, Inc. (a)	11,935	667,167
Merck & Co., Inc.	58,696	2,212,839
Mitsubishi Tanabe Pharma Corp.	16,100	254,611
Mylan, Inc. (a)	28,830	618,692
Novartis AG	18,370	1,049,411
Perrigo Co.	5,200	505,960
Pfizer, Inc.	138,268	2,992,120
Roche Holding AG	4,120	696,764
Sanofi ADR (France)	1,700	62,118
Sanofi	9,920	725,856
Sinopharm Group Co.	162,400	389,569
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	30,485	1,230,375
Valeant Pharmaceuticals International, Inc. (a)	6,000	280,140

		19,589,177

Pipelines — 0.0%
El Paso Corp.	7,600	201,932

Real Estate — 0.7%
Brookfield Asset Management, Inc. Class A	15,000	412,200
Capitaland Ltd.	212,500	361,067
Cheung Kong Holdings	27,300	323,998
Cyrela Brazil Realty SA	48,700	387,459
Global Logistic Properties Ltd. (a)	138,500	186,975
IRSA Inversiones y Representaciones SA Sponsored ADR (Argentina)	6,900	71,553
LSR Group GDR (Russia) (d)	77,400	246,906
Mitsui Fudosan Co. Ltd.	14,500	211,028
NTT Urban Development Corp.	100	68,119
The St. Joe Co. (a)	97,000	1,422,020

		3,691,325

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.3%
The Link REIT	282,233	$1,039,906
Nippon Building Fund, Inc.	12	98,193
Simon Property Group, Inc.	3,100	399,714

		1,537,813

Retail — 1.1%
American Eagle Outfitters, Inc.	44,800	684,992
Cie Financiere Richemont SA	5,200	261,834
Coach, Inc.	1,200	73,248
CVS Caremark Corp.	23,712	966,975
Limited Brands, Inc.	1,842	74,325
Macy’s, Inc.	1,900	61,142
McDonald’s Corp.	8,154	818,091
Ross Stores, Inc.	1,200	57,036
Shanghai Pharmaceuticals Holding Co. Ltd. (a)	135,700	220,033
Urban Outfitters, Inc. (a)	1,800	49,608
Wal-Mart Stores, Inc.	32,352	1,933,356
Walgreen Co.	1,600	52,896
Yamada Denki Co. Ltd.	4,800	326,138
Zhongsheng Group Holdings Ltd.	164,100	273,229

		5,852,903

Semiconductors — 1.2%
Altera Corp.	1,900	70,490
Analog Devices, Inc.	1,800	64,404
ASML Holding NV	7,100	297,555
ASML Holding NV	2,000	83,580
Freescale Semiconductor Holdings I Ltd. (a)	43,300	547,745
Infineon Technologies AG	46,080	346,831
Intel Corp.	64,036	1,552,873
KLA-Tencor Corp.	1,500	72,375
Marvell Technology Group Ltd. (a)	18,200	252,070
Rohm Co. Ltd.	6,260	291,546
Samsung Electronics Co. Ltd.	1,800	1,653,346
Taiwan Semiconductor Manufacturing Co. Ltd.	187,000	467,646
Texas Instruments, Inc.	17,179	500,081

		6,200,542

Shipbuilding — 0.0%
SembCorp Marine Ltd.	55,630	163,160

Software — 2.1%
Activision Blizzard, Inc.	97,312	1,198,884
Adobe Systems, Inc. (a)	3,100	87,637
BMC Software, Inc. (a)	1,600	52,448
CA, Inc.	43,149	872,257
Electronic Arts, Inc. (a)	23,713	488,488
Fidelity National Information Services, Inc.	1,296	34,460
Intuit, Inc.	1,400	73,626
Microsoft Corp. (e)	182,071	4,726,563

	Number of Shares	Value
Oracle Corp.	135,041	$3,463,802

		10,998,165

Telecommunications — 6.4%
Amdocs Ltd. (a)	2,257	64,392
America Movil SAB de C.V. Sponsored ADR (Mexico)	31,400	709,640
American Tower Corp. Class A	12,929	775,869
AT&T, Inc. (e)	115,334	3,487,700
Axiata Group	657,112	1,062,155
BCE, Inc.	1,500	62,505
BT Group PLC	245,400	724,683
CenturyTel, Inc.	20,319	755,867
China Mobile Ltd.	38,900	379,271
China Telecom Corp. Ltd. Class H	359,600	203,909
China Unicom Ltd.	141,200	298,762
Chunghwa Telecom Co. Ltd.	112,708	372,105
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	22,004	732,293
Cisco Systems, Inc.	124,062	2,243,041
Corning, Inc.	138,108	1,792,642
Crown Castle International Corp. (a)	2,526	113,165
Deutsche Telekom AG	70,947	813,973
Deutsche Telekom AG Sponsored ADR (Germany)	3,000	34,350
Far EasTone Telecommunications Co. Ltd.	186,000	349,307
France Telecom SA	26,187	409,820
Harris Corp.	1,100	39,644
KDDI Corp.	131	843,304
KT Corp. (a)	2,000	61,928
KT Corp. Sponsored ADR (Republic of Korea) (a)	23,860	373,170
MetroPCS Communications, Inc. (a)	23,200	201,376
Millicom International Cellular SA	800	80,107
MobileOne Ltd.	122,600	236,575
Motorola Mobility Holdings, Inc. (a)	11,300	438,440
Motorola Solutions, Inc.	7,457	345,185
Nippon Telegraph & Telephone Corp.	18,970	963,419
NTT DoCoMo, Inc.	1,189	2,184,534
Philippine Long Distance Telephone Co. Sponsored ADR (Philippines)	4,100	236,242
Polycom, Inc. (a)	25,850	421,355
QUALCOMM, Inc.	45,345	2,480,372
Rogers Communications, Inc. Class B	1,700	65,497
Singapore Telecommunications Ltd.	285,228	679,821
Swisscom AG	1,220	461,254
Telecom Argentina SA Sponsored ADR (Argentina)	2,200	39,336
Telecom Egypt	127,924	279,574
Telecom Italia SpA	137,080	146,368

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Telefonica Brasil SA Sponsored ADR (Brazil)	49,860	$1,362,674
Telefonica SA	39,660	684,443
Telefonica SA Sponsored ADR (Spain)	7,500	128,925
Telekom Austria AG	10,240	122,641
Telekom Malaysia	468,124	732,764
Telekomunikasi Indonesia Tbk PT	178,700	138,927
Telenor ASA	6,670	109,127
Telstra Corp. Ltd.	88,416	300,951
TELUS Corp.	4,100	231,975
Turk Telekomunikasyon AS	67,920	251,815
Turkcell Iletisim Hizmetleri AS (a)	30,754	144,383
Verizon Communications, Inc.	45,209	1,813,785
VimpelCom Ltd. Sponsored ADR (Bermuda)	31,200	295,464
Vodafone Group PLC	269,432	748,040
Vodafone Group PLC Sponsored ADR (United Kingdom)	21,400	599,842

		33,628,706

Textiles — 0.1%
Guinness Peat Group PLC	381,986	173,873
Kuraray Co. Ltd.	31,410	446,284

		620,157

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	17,127	475,445
Nintendo Co. Ltd.	4,200	578,999

		1,054,444

Transportation — 1.1%
All America Latina Logistica SA	25,200	125,645
Asciano Group	53,266	245,289
Canadian Pacific Railway Ltd.	1,149	77,833
Canadian Pacific Railway Ltd.	7,302	494,126
China South Locomotive and Rolling Stock Corp.	111,900	63,672
East Japan Railway	21,953	1,396,898
Guangshen Railway Co. Ltd.	437,400	154,586
Novorossiysk Commercial Sea Port GDR (Russia) (c)	40,079	300,192
Ryder System, Inc.	1,600	85,024
Tianjin Port Development Holdings Ltd.	1,403,800	185,300
Union Pacific Corp.	19,402	2,055,448
West Japan Railway Co.	10,500	456,181

		5,640,194

Water — 0.1%
American Water Works Co., Inc.	10,977	349,727

TOTAL COMMON STOCK (Cost $333,809,833)		332,734,415

	Number of Shares	Value
CONVERTIBLE PREFERRED STOCK — 0.1%
Agriculture — 0.0%
Bunge Ltd. 4.875%	1,100	$103,400

Savings & Loans — 0.1%
Omnicare Capital Trust II 4.000%	4,900	227,850

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $260,887)		331,250

PREFERRED STOCK — 1.6%
Auto Manufacturers — 0.3%
General Motors Co. 4.750%	17,600	602,800
Volkswagen AG 1.580%	7,718	1,154,141

		1,756,941

Banks — 0.3%
HSBC Holdings PLC 8.000%	15,000	390,900
Itau Unibanco Holding SA 3.000%	21,900	399,078
UBS AG 9.375%	15,650	226,143
Wachovia Capital Trust IV 6.375%	1,375	34,554
Wells Fargo & Co. 7.500%	240	252,000

		1,302,675

Diversified Financial — 0.1%
Citigroup Capital XIII 7.875%	13,808	359,836

Electric — 0.2%
PPL Corp. 8.750%	7,300	405,150
PPL Corp. 9.500%	8,000	446,640

		851,790

Foods — 0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	24,544	881,623

Iron & Steel — 0.0%
Usinas Siderurgicas de Minas Gerais SA Class A 2.860%	11,600	63,123

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Mining — 0.1%
Vale SA Class A 7.260%	36,800	$746,161

Oil & Gas — 0.2%
Chesapeake Energy Corp. (d) 5.750%	1,000	980,000
SandRidge Energy, Inc. 7.000%	2,500	297,813

		1,277,813

Real Estate Investment Trusts (REITS) — 0.1%
Health Care REIT, Inc. 6.500% (a)	7,500	383,775

Savings & Loans — 0.1%
GMAC Capital Trust I 8.125%	30,000	580,200

Telecommunications — 0.0%
Crown Castle International Corp. 6.250%	2,670	165,540

TOTAL PREFERRED STOCK (Cost $9,154,769)		8,369,477

TOTAL EQUITIES (Cost $343,225,489)		341,435,142

	Principal Amount
BONDS & NOTES — 23.3%

BANK LOANS — 0.4%
Mining — 0.1%
URBI SA, Term Loan FRN 3.528% 4/13/12	$430,000	425,700

Oil & Gas — 0.2%
Obsidian Natural Gas Trust Term Loan, FRN (Acquired 3/14/11, Cost $1,412,369) (f) 7.000% 11/02/15	1,096,398	1,088,175

Telecommunications — 0.1%
Vodafone Americas Finance 2, Inc. Term Loan FRN 6.250% 8/11/15	440,000	438,900

TOTAL BANK LOANS (Cost $1,952,230)		1,952,775

CORPORATE DEBT — 5.9%
Agriculture — 0.1%
Wilmar International Ltd., Convertible 0.000% 12/18/12	400,000	476,000

	Principal Amount	Value
Auto Manufacturers — 0.0%
Hyundai Motor Manufacturing Czech (d) 4.500% 4/15/15	$153,000	$156,655

Banks — 0.3%
BAC Capital Trust XI 6.625% 5/23/36	94,000	82,444
Bank of Ireland Mortgage Bank EUR (g) 3.250% 6/22/16	100,000	100,196
Bank of Ireland Mortgage Bank EUR (g) 4.625% 9/16/15	69,000	74,568
BBVA Bancomer SA/Texas (d) 6.500% 3/10/21	236,000	227,445
Deutsche Bank Capital Funding Trust VII VRN (d) 5.628% 12/31/49	83,000	59,345
Lloyds TSB Bank PLC STEP GBP (g) 13.000% 12/31/49	565,000	930,092

		1,474,090

Biotechnology — 0.2%
Amylin Pharmaceuticals, Inc., Convertible 3.000% 6/15/14	388,000	345,320
Gilead Sciences, Inc., Convertible 0.625% 5/01/13	556,000	642,875

		988,195

Building Materials — 0.1%
Building Materials Corp. of America (d) 6.875% 8/15/18	114,000	119,700
Texas Industries, Inc. 9.250% 8/15/20	435,000	389,325

		509,025

Chemicals — 0.0%
CF Industries, Inc. 7.125% 5/01/20	167,000	197,478
Phibro Animal Health Corp. (d) 9.250% 7/01/18	54,000	46,845

		244,323

Coal — 0.2%
Bumi Investment Pte Ltd. (d) 10.750% 10/06/17	251,000	251,000
Consol Energy, Inc. 8.000% 4/01/17	580,000	635,100

		886,100

Commercial Services — 0.0%
The Hertz Corp. 7.500% 10/15/18	50,000	52,250

Computers — 0.1%
3D Systems Corp., Convertible (d) 5.500% 12/15/16	278,000	257,845
SunGard Data Systems, Inc. 7.375% 11/15/18	285,000	291,769

		549,614

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 0.5%
Ally Financial, Inc. 4.500% 2/11/14	$256,000	$247,040
Credit Suisse Group Guernsey I Ltd. VRN (c) 7.875% 2/24/41	310,000	278,070
Credit Suisse/Nassau IDR (g) 10.250% 7/17/22	2,514,870,000	369,523
Ford Motor Credit Co. LLC 6.625% 8/15/17	116,000	126,273
Ford Motor Credit Co. LLC 7.000% 4/15/15	100,000	107,500
HSBC Finance Corp. 6.676% 1/15/21	110,000	113,784
Hyundai Capital Services, Inc. (d) 4.375% 7/27/16	200,000	203,972
JP Morgan Chase Capital XXV Series Y 6.800% 10/01/37	47,000	47,176
Morgan Stanley 3.800% 4/29/16	320,000	294,820
TNK-BP Finance SA (d) 6.625% 3/20/17	386,000	391,790
TNK-BP Finance SA (d) 7.500% 7/18/16	200,000	211,000

		2,390,948

Electric — 0.2%
Calpine Corp. (d) 7.500% 2/15/21	80,000	85,600
Calpine Corp. (d) 7.875% 7/31/20	184,000	198,260
Empresa Distribuidora Y Comercializadora Norte (d) 9.750% 10/25/22	80,000	65,600
Korea Electric Power Corp. (c) 5.125% 4/23/34	146,000	152,782
Korea Electric Power Corp. STEP 7.950% 4/01/16	235,000	171,151
NRG Energy, Inc. 8.250% 9/01/20	109,000	109,545

		782,938

Electrical Components & Equipment — 0.2%
Suzlon Energy Ltd., Convertible 0.000% 6/12/12	325,000	386,750
Suzlon Energy Ltd., Convertible 0.000% 10/11/12	498,000	541,575
Suzlon Energy Ltd., Convertible 0.000% 7/25/14	465,000	367,350

		1,295,675

	Principal Amount	Value
Foods — 0.1%
Olam International Ltd., Convertible 6.000% 10/15/16	$700,000	$733,250

Forest Products & Paper — 0.1%
TFS Corp. Ltd. (d) 11.000% 7/15/18	600,000	599,100

Health Care – Products — 0.2%
DJO Finance LLC / DJO Finance Corp. 9.750% 10/15/17	48,000	37,320
Hologic, Inc. Convertible STEP 2.000% 12/15/37	888,000	971,250

		1,008,570

Health Care – Services — 0.3%
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (d) (f) 8.000% 7/06/18	1,400,000	1,400,000
DaVita, Inc. 6.375% 11/01/18	169,000	173,014
DaVita, Inc. 6.625% 11/01/20	150,000	154,125

		1,727,139

Holding Company – Diversified — 0.1%
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (d) (f) 5.500% 11/13/14	618,000	495,945

Iron & Steel — 0.1%
Evraz Group SA (d) 9.500% 4/24/18	200,000	203,750
Tata Steel Ltd., Convertible 1.000% 9/05/12	300,000	360,750

		564,500

Media — 0.1%
Nara Cable Funding Ltd. EUR (d) (g) 8.875% 12/01/18	100,000	113,894
Ono Finance II PLC (d) 10.875% 7/15/19	153,000	136,170

		250,064

Mining — 0.0%
Anglo American PLC, Convertible (c) 4.000% 5/07/14	100,000	141,550

Oil & Gas — 0.6%
China Petroleum & Chemical Corp., Convertible HKD (g) 0.000% 4/24/14	5,300,000	781,358
Essar Energy PLC, Convertible 4.250% 2/01/16	500,000	300,000

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Linn Energy LLC/Linn Energy Finance Corp. 7.750% 2/01/21	$287,000	$298,480
OGX Petroleo e Gas Participacoes SA (d) 8.500% 6/01/18	450,000	441,000
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	500,000	462,500
Petroleos Mexicanos 6.000% 3/05/20	303,000	336,421
Reliance Holdings USA, Inc. (d) 4.500% 10/19/20	323,000	293,479
SM Energy Co., Convertible 3.500% 4/01/27	292,000	398,580

		3,311,818

Oil & Gas Services — 0.0%
Acergy SA, Convertible 2.250% 10/11/13	100,000	106,650

Packaging & Containers — 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	63,140

Pharmaceuticals — 0.2%
Capsugel FinanceCo SCA EUR (d) (g) 9.875% 8/01/19	100,000	130,719
Hypermarcas SA (d) 6.500% 4/20/21	213,000	189,037
Mylan, Inc. /PA, Convertible 3.750% 9/15/15	487,000	850,424
Valeant Pharmaceuticals International (d) 6.750% 10/01/17	113,000	112,859

		1,283,039

Real Estate — 0.9%
CapitaLand Ltd., Convertible SGD (g) 2.100% 11/15/16	750,000	563,538
CapitaLand Ltd., Convertible SGD (g) 2.950% 6/20/22	1,750,000	1,237,062
CapitaLand Ltd., Convertible SGD (g) 3.125% 3/05/18	1,750,000	1,367,318
Keppel Land Ltd., Convertible SGD (g) 2.500% 6/23/13	200,000	153,232
Pyrus Ltd., Convertible, (Acquired 12/20/10, Cost $500,000) (d) (f) 7.500% 12/20/15	500,000	468,750
Yanlord Land Group Ltd. (d) 9.500% 5/04/17	177,000	136,733
Yanlord Land Group Ltd., Convertible SGD (g) 5.850% 7/13/14	250,000	190,432
Ying Li International Real Estate Ltd., Convertible SGD (g) 4.000% 3/03/15	750,000	491,500

		4,608,565

	Principal Amount	Value
Savings & Loans — 0.9%
Dana Gas Sukuk Ltd., Convertible 7.500% 10/31/12	$2,780,000	$2,189,250
Odebrecht Drilling Norbe VIII/IX Ltd. (d) 6.350% 6/30/21	333,200	343,196
Paka Capital Ltd., Convertible 0.000% 3/12/13	300,000	296,136
Zeus Cayman II JPY (c) (g) 0.010% 8/18/16	28,000,000	344,398
Zeus Cayman, Convertible JPY (g) 0.000% 8/19/13	106,000,000	1,361,700

		4,534,680

Semiconductors — 0.1%
Advanced Micro Devices, Inc., Convertible 6.000% 5/01/15	365,000	356,331

Software — 0.1%
Electronic Arts, Inc., Convertible (d) 0.750% 7/15/16	469,000	455,516
Take-Two Interactive Software, Inc., Convertible (d) 1.750% 12/01/16	278,000	270,007
Take-Two Interactive Software, Inc., Convertible 4.375% 6/01/14	11,000	15,813

		741,336

Telecommunications — 0.1%
EH Holding Corp. (d) 6.500% 6/15/19	56,000	58,380
EH Holding Corp. (d) 7.625% 6/15/21	103,000	108,150
Intelsat Jackson Holdings SA (d) 7.500% 4/01/21	442,000	446,973

		613,503

Transportation — 0.1%
Inversiones Alsacia SA (d) 8.000% 8/18/18	391,000	293,261
Viterra, Inc. (d) 5.950% 8/01/20	206,000	210,523

		503,784

TOTAL CORPORATE DEBT (Cost $31,650,587)		31,448,777

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Commercial MBS — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN FRN (d) 2.028% 11/15/15	$609,650	$550,858

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $550,816)		550,858

SOVEREIGN DEBT OBLIGATIONS — 8.7%
Australia Government Bond AUD (g) 4.750% 11/15/12	1,731,000	1,789,517
Australia Government Bond AUD (g) 5.500% 12/15/13	1,600,000	1,708,387
Australia Government Bond AUD (g) 5.750% 4/15/12	1,731,000	1,779,355
Australia Government Bond AUD (g) 5.750% 5/15/21	2,462,000	2,928,641
Brazil Notas do Tesouro Nacional Series B BRL (g) 6.000% 5/15/15	687,000	803,034
Brazil Notas do Tesouro Nacional Series F BRL (g) 10.000% 1/01/21	5,815,000	2,904,464
Bundesrepublik Deutschland EUR (g) 3.500% 7/04/19	3,264,000	4,831,484
Canadian Government Bond CAD (g) 3.500% 6/01/20	742,000	822,052
Canadian Government Bond CAD (g) 4.000% 6/01/16	645,000	707,838
Hong Kong Government Bond HKD (g) 1.670% 3/24/14	1,800,000	238,320
Hong Kong Government Bond HKD (g) 1.690% 12/22/14	2,700,000	358,937
Hong Kong Government Bond HKD (g) 2.030% 3/18/13	11,000,000	1,445,936
Hong Kong Government Bond HKD (g) 3.510% 12/08/14	5,400,000	755,625
Hong Kong Government Bond HKD (g) 4.130% 2/22/13	3,700,000	497,534
Malaysia Government Bond MYR (g) 2.509% 8/27/12	7,145,000	2,247,846
Malaysia Government Bond MYR (g) 3.461% 7/31/13	4,116,000	1,309,000
Poland Government Bond PLN (g) 3.000% 8/24/16	2,326,852	689,465
Republic of Brazil BRL (g) 10.000% 1/01/17	8,742,000	4,498,505
Republic of Germany EUR (g) 4.250% 7/04/17	4,056,000	6,167,614
Socialist Republic of Vietnam (c) 6.750% 1/29/20	100,000	100,750

	Principal Amount	Value
United Kingdom Gilt GBP (g) 4.000% 9/07/16	$501,400	$890,414
United Kingdom Gilt GBP (g) 4.250% 12/07/40	998,700	1,909,258
United Kingdom Gilt GBP (g) 4.750% 3/07/20	3,666,170	7,037,813
Vietnam Government International Bond (c) 6.750% 1/29/20	100,000	100,750

		46,522,539

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $46,380,898)		46,522,539

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds & Notes — 8.2%
U.S. Treasury Note 0.625% 7/31/12	2,055,500	2,061,964
U.S. Treasury Note 1.375% 9/30/18	2,968,400	2,984,749
U.S. Treasury Note 1.750% 10/31/18	350,000	360,268
U.S. Treasury Note 2.250% 1/31/15	4,109,300	4,341,251
U.S. Treasury Note 2.250% 3/31/16	5,605,300	5,979,497
U.S. Treasury Note 2.375% 2/28/15	4,150,000	4,403,863
U.S. Treasury Note 2.500% 3/31/15	4,833,000	5,153,941
U.S. Treasury Note 2.625% 8/15/20	6,956,900	7,504,213
U.S. Treasury Note (h) 3.500% 5/15/20	9,197,600	10,582,628

		43,372,374

TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,652,119)		43,372,374

TOTAL BONDS & NOTES (Cost $121,186,650)		123,847,323

	Number of Shares

MUTUAL FUNDS — 2.2%
Diversified Financial — 2.2%
BlackRock Liquidity Funds TempFund Portfolio	51,706	51,707
Dragon Capital — Vietnam Enterprise Investments Ltd. (a)	36,880	73,024
ETFS Gold Trust (a)	14,400	2,230,992

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
ETFS Physical Palladium Shares (a)	5,200	$335,764
ETFS Platinum Trust (a)	4,400	606,408
iShares Gold Trust (a)	125,800	1,915,934
iShares Silver Trust (a)	5,000	134,700
SPDR Gold Trust (a)	39,400	5,988,406
Vinaland Ltd. (a)	164,740	109,933

		11,446,868

TOTAL MUTUAL FUNDS (Cost $12,493,736)		11,446,868

	Units
PURCHASED OPTIONS — 0.2%
Diversified Financial — 0.2%
Conocophillips, Put, Expires 5/19/12, Strike 70.00	141	54,990
DAXKI Index, Call, Expires 9/21/12, Strike 3,003.69	210	53,292
Financial Select Sector SPDR Fund, Call, Expires 1/21/12, Strike 14.00	27	162
MXEUG Index, Call, Expires 06/15/12, Strike 102.90	6,006	2,332
MXEUG Index, Call, Expires 06/15/12, Strike 104.71	12,845	4,367
MXEUG Index, Call, Expires 7/12/12, Strike 99.43	18,208	17,740
MXEUG Index, Call, Expires 9/21/12, Strike 86.70	8,778	54,595
Quicksilver Resources, Inc., Call, Expires 3/17/12, Strike 9.00	134	2,680
Russell 2000 Index, Put, Expires 3/16/12, Strike 641.52	1,538	23,178
Russell 2000 Index, Put, Expires 4/20/12, Strike 703.15	871	34,309
Russell 2000 Index, Put, Expires 5/18/12, Strike 701.68	723	33,009
Russell 2000 Index, Put, Expires 6/12/12, Strike 711.04	1,197	67,207
Russell 2000 Index, Put, Expires 9/13/12, Strike 716.06	1,417	104,162
S&P 500 Index, Call, Expires 2/10/12, Strike 1,373.88	1,755	2,669

	Units	Value
S&P 500 Index, Call, Expires 2/18/12, Strike 1,265.00	78	$278,460
S&P 500 Index, Call, Expires 2/18/12, Strike 1,350.00	33	17,490
S&P 500 Index, Call, Expires 2/24/12, Strike 1,282.00	295	8,309
S&P 500 Index, Call, Expires 2/24/12, Strike 1,355.00	483	3,849
S&P 500 Index, Put, Expires 1/21/12, Strike 1,015.00	14	70
S&P 500 Index, Put, Expires 1/21/12, Strike 1,165.00	14	5,880
S&P/ASX 200 Index, Put, Expires 2/16/12, Strike 3,969.10	416	39,335
Taiwan Taiex Index, Call, Expires 03/20/13, Strike 8,818.93	1,830	9,042
Taiwan Taiex Index, Call, Expires 06/19/13, Strike 8,807.55	1,845	13,505
Taiwan Taiex Index, Call, Expires 09/18/13, Strike 8,807.55	922	5,707
Taiwan Taiex Index, Call, Expires 09/19/12, Strike 9,041.74	1,837	2,694
Taiwan Taiex Index, Call, Expires 09/19/12, Strike 9,047.46	2,692	3,943
Taiwan TWSE Index, Call, Expires 09/18/13, Strike 8,646.24	1,564	7,429
Taiwan TWSE Index, Call, Expires 12/18/13, Strike 8,646.11	3,125	20,053
Topix Index, Call, Expires 6/8/12, Strike 825.00	157,339	9,383
Topix Index, Call, Expires 6/8/12, Strike 825.55	138,393	6,547

		886,388

TOTAL PURCHASED OPTIONS (Cost $1,854,333)		886,388

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
STRUCTURED OPTIONS (OVER THE COUNTER TRADED) — (0.0)%
Diversified Financial — (0.0)%
S&P 500 Index, Expires 3/16/12, Broker JP Morgan Chase Bank (i)	1,461	$(20,940)
Taiwan Taiex Index, Expires 12/19/12, Broker Citigroup (j)	1,731	(49,631)
Taiwan Taiex Index, Expires 12/19/12, Broker Citigroup (k)	1,945	(64,940)

		(135,511)

TOTAL STRUCTURED OPTIONS (OVER THE COUNTER TRADED) (Cost $0)		(135,511)

	Number of Shares

WARRANTS — 0.0%
Auto Manufacturers — 0.0%
Ford Motor Co., Expires 1/01/13, Strike 9.20 (a)	44,770	107,448

Insurance — 0.0%
TFS Corp. Ltd., Expires 07/15/18, Strike 0.00 (a) (b)	222,000	-

Mining — 0.0%
Kinross Gold Corp., Expires 9/03/13, Strike 32.00 (a)	7,400	6,973

TOTAL WARRANTS (Cost $257,223)		114,421

TOTAL LONG-TERM INVESTMENTS (Cost $479,017,431)		477,594,631

	Principal Amount
SHORT-TERM INVESTMENTS — 9.7%
U.S. Treasury Bills — 8.4%
U.S. Treasury Bill 0.010% 1/26/12	$330,000	329,999
U.S. Treasury Bill 0.010% 2/02/12	4,420,000	4,419,942
U.S. Treasury Bill 0.010% 2/09/12	2,875,000	2,874,984
U.S. Treasury Bill 0.010% 2/16/12	1,850,000	1,849,976
U.S. Treasury Bill 0.010% 2/23/12	1,300,000	1,299,970
U.S. Treasury Bill 0.010% 3/01/12	8,700,000	8,699,818

	Principal Amount	Value
U.S. Treasury Bill 0.010% 3/08/12	$3,475,000	$3,474,757
U.S. Treasury Bill 0.010% 3/15/12	6,670,000	6,669,811
U.S. Treasury Bill 0.010% 3/22/12	3,665,000	3,664,910
U.S. Treasury Bill 0.010% 4/12/12	1,250,000	1,249,899
U.S. Treasury Bill 0.010% 5/17/12	6,520,000	6,519,401
U.S. Treasury Bill 0.010% 5/24/12	2,300,000	2,299,784
U.S. Treasury Bill 0.010% 5/31/12	500,000	499,910
U.S. Treasury Bill 0.010% 6/21/12	900,000	899,808

		44,752,969

Sovereign Debt Obligations — 1.3%
Bank Negara Malaysia Monetary Notes (Acquired 9/19/11, Cost $1,667,859) MYR (f) (g) 0.010% 3/01/12	5,200,000	1,619,638
Japan Treasury Discount Bill JPY (g) 0.010% 3/09/12	140,000,000	1,818,602
Japan Treasury Discount Bill JPY (g) 0.010% 5/14/12	100,000,000	1,298,742
Mexico Cetes MXN (g) 2/09/12	13,180,100	940,143
Singapore Treasury Bill SGD (g) 0.010% 2/02/12	1,294,000	996,850

		6,673,975

TOTAL SHORT-TERM INVESTMENTS (Cost $51,639,682)		51,426,944

TOTAL INVESTMENTS — 99.9% (Cost $530,657,113) (l)		529,021,575

Other Assets/(Liabilities) — 0.1%		400,943

NET ASSETS — 100.0%		$529,422,518

Notes to Consolidated Portfolio of Investments

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments (Continued)

IDR	Indonesian Rupiah
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $3,202,097 or 0.60% of net assets.
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $11,014,030 or 2.08% of net assets.
(e)	All or a portion of this security is held as collateral for written options outstanding. (Note 2).
(f)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $5,072,508 or 0.96% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(g)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(h)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(i)	JP Morgan S&P 500 Structured Option is issued in units. Each unit represents a structure based on the S&P 500 Index, with an initial reference strike of 1,300.35. Each unit contains (a) one written put on the index at a strike price of 1,131.30 and (b) one call option on the index with a strike of 1,379.67. The Fund holds 1,461 units of the structure. On December 31, 2011, the S&P 500 Index was 1,257.60. At this time, the value of the structured option was $(20,940) based on a price of $ (14.33) per unit. The option expires on March 16, 2012.
(j)	Citigroup Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiex Index, with an initial reference strike of USD 290.81. Each unit contains (a) one written put on the index at a strike price of USD 243.41 and (b) 1.35 call options on the index with a strike of USD 290.81. The Fund holds 1,731 units of the structure. On December 31, 2011, the Taiex Index was TWD 7,072.08. At this time, the value of the structured option was $(49,631) based on a price of $(28.67) per unit. The option expires on December 19, 2012.
(k)	Citigroup Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiex Index, with an initial reference strike of USD 301.94. Each unit contains (a) one written put on the index at a strike price of USD 252.72 and (b) 1.45 call options on the index with a strike of USD 301.94. The Fund holds 1,945 units of the structure. On December 31, 2011, the Taiex Index was TWD 7,072.08. At this time, the value of the structured option was $(64,940) based on a price of $(33.39) per unit. The option expires on December 19, 2012.
(l)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Note 2) (a)	$477,594,631
Short-term investments, at value (Note 2) (b)	51,426,944

Total investments	529,021,575

Cash	49,499
Foreign currency, at value (c)	422,358
Receivables from:
Investments sold	411,813
Open forward foreign currency contracts (Note 2)	423,371
Investment adviser (Note 3)	72,183
Fund shares sold	12,752
Variation margin on open futures contracts (Note 2)	55,525
Interest and dividends	2,142,912
Foreign taxes withheld	66,096
Open swap agreements, at value (Note 2)	71,558

Total assets	532,749,642

Liabilities:
Payables for:
Investments purchased	59,496
Written options outstanding, at value (Note 2) (d)	2,402,282
Open forward foreign currency contracts (Note 2)	151,597
Fund shares repurchased	89,284
Interest and dividends	3,599
Open swap agreements, at value (Note 2)	23,608
Trustees’ fees and expenses (Note 3)	36,682
Affiliates (Note 3):
Investment management fees	365,542
Administration fees	25,367
Service fees	1,303
Accrued expense and other liabilities	168,364

Total liabilities	3,327,124

Net assets	$529,422,518

Net assets consist of:
Paid-in capital	$532,852,765
Distributions in excess of net investment income	(1,597,982)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(359,722)
Net unrealized (depreciation) on investments and foreign currency translations	(1,472,543)

Net assets	$529,422,518

(a) Cost of investments:	$479,017,431
(b) Cost of short-term investments:	$51,639,682
(c) Cost of foreign currency:	$419,327
(d) Premiums on written options:	$2,402,153

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

December 31, 2011

Class A shares:
Net assets	$2,014,851

Shares outstanding (a)	203,288

Net asset value and redemption price per share	$9.91

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.51

Class L shares:
Net assets	$104

Shares outstanding (a)	10

Net asset value, offering price and redemption price per share	$10.17	*

Class Y shares:
Net assets	$786,491

Shares outstanding (a)	79,189

Net asset value, offering price and redemption price per share	$9.93

Class S shares:
Net assets	$526,621,072

Shares outstanding (a)	53,012,298

Net asset value, offering price and redemption price per share	$9.93

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended December 31, 2011

Investment income (Note 2):
Dividends (a)	$8,846,400
Interest	5,906,092

Total investment income	14,752,492

Expenses (Note 3):
Investment management fees	4,506,073
Custody fees	247,434
Audit fees	113,359
Legal fees	117,212
Proxy fees	918
Shareholder reporting fees	23,861
Trustees’ fees	42,878
Subsidiary administration fees	2,411
Short sale dividend and loan expense	2,162

5,056,308
Administration fees:
Class A	6,198
Class L	15,198
Class Y	1,795
Class S	277,064
Service fees:
Class A	5,165

Total expenses	5,361,728
Fund expenses waived (Note 3):
Class A fees waived by adviser	(1,658)
Class L fees waived by adviser	(3,595)
Class Y fees waived by adviser	(939)
Class S fees waived by adviser	(445,882)
Class A administrative fees waived	(3)
Class Y administrative fees waived	(1)
Class S administrative fees waived	(753)
Class A management fees waived	(23)
Class Y management fees waived	(10)
Class S management fees waived	(6,389)
Subsidiary expenses waived (Note 3)	(39,700)

Net expenses	4,862,775

Net investment income (loss)	9,889,717

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	5,488,337
Futures contracts	2,436,340
Written options	1,058,657
Swap agreements	(48,594)
Foreign currency transactions	2,209,858

Net realized gain	11,144,598

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(43,156,250)
Futures contracts	(146,569)
Written options	327,118
Swap agreements	(1,654)
Translation of assets and liabilities in foreign currencies	(565,128)

Net change in unrealized appreciation (depreciation)	(43,542,483)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(32,397,885)

Net increase (decrease) in net assets resulting from operations	$(22,508,168)

(a) Net of withholding tax of:	$470,569

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,889,717	$7,566,739
Net realized gain (loss) on investment transactions	11,144,598	(3,527,465)
Net change in unrealized appreciation (depreciation) on investments	(43,542,483)	46,145,587

Net increase (decrease) in net assets resulting from operations	(22,508,168)	50,184,861

Distributions to shareholders (Note 2):
From net investment income:
Class A	(33,024)	(10,566)
Class L	-	(74,272)
Class Y	(17,438)	(13,865)
Class S	(12,122,742)	(5,155,251)

Total distributions from net investment income	(12,173,204)	(5,253,954)

From net realized gains:
Class A	(32,089)	-
Class L	(1)	-
Class Y	(13,889)	-
Class S	(8,958,052)	-

Total distributions from net realized gains	(9,004,031)	-

Net fund share transactions (Note 5):
Class A	(295,188)	2,223,938
Class L	(10,919,314)	278,774
Class Y	(667,435)	1,333,553
Class S	13,442,220	50,380,360

Increase (decrease) in net assets from fund share transactions	1,560,283	54,216,625

Total increase (decrease) in net assets	(42,125,120)	99,147,532
Net assets:
Beginning of year	571,547,638	472,400,106

End of year	$529,422,518	$571,547,638

Distributions in excess of net investment income included in net assets at end of year	$(1,597,982)	$(1,181,730)

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders									Ratios / Supplemental Data
		Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waiver ‡‡		Ratio of expenses to average daily net assets after expense waiver ‡‡		Short sale dividend and loan expense to average daily net assets ‡‡‡		Ratio of expenses to average daily net assets before expense waiver ##	Ratio of expenses to average daily net assets after expense waiver ##		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11‡	$10.77	$0.13		$(0.63)	$(0.50)	$(0.18)	$(0.18)	$-		$(0.36)		$9.91	(4.53%	)	$2,015		1.45%		1.36%	#	0.00%	††	1.45%	1.36%	#	1.24%		43%
12/31/10	9.90	0.11		0.84	0.95	(0.08)	-	-		(0.08)		10.77	9.46%		2,432		1.45%		1.36%	#	0.00%	††	1.45%	1.36%	#	1.10%		46%
12/31/09 +	10.00	0.00	†	(0.10)	(0.10)	-	-	-		-		9.90	(1.00%	) **	99		1.83%	*	1.36%	*#	N/A		N/A	N/A		0.08%	*	21%	**!
Class L
12/31/11‡	$10.79	$0.16		$(0.59)	$(0.43)	$(0.01)	$(0.18)	$-		$(0.19)		$10.17	(3.91%	)	$0	†††	1.17%		1.10%	#	0.00%	††	1.17%	1.10%	#	1.42%		43%
12/31/10	9.90	0.13		0.83	0.96	(0.07)	-	-		(0.07)		10.79	9.66%		10,852		1.20%		1.11%	#	0.00%	††	1.20%	1.11%	#	1.29%		46%
12/31/09 +	$10.00	0.01		(0.11)	(0.10)	-	-	(0.00	) †	(0.00	) †	9.90	(0.98%	) **	9,702		1.58%	*	1.11%	*#	N/A		N/A	N/A		0.64%	*	21%	**!
Class Y
12/31/11‡	$10.78	$0.18		$(0.63)	$(0.45)	$(0.22)	$(0.18)	$-		$(0.40)		$9.93	(4.15%	)	$786		1.05%		0.96%	#	0.00%	††	1.05%	0.96%	#	1.63%		43%
12/31/10	9.90	0.16		0.82	0.98	(0.10)	-	-		(0.10)		10.78	9.93%		1,524		1.05%		0.96%	#	0.00%	††	1.05%	0.96%	#	1.52%		46%
12/31/09 +	10.00	0.00	†	(0.10)	(0.10)	-	-	(0.00	) †	(0.00	) †	9.90	(0.97%	) **	99		1.43%	*	0.96%	*#	N/A		N/A	N/A		0.49%	*	21%	**!
Class S
12/31/11‡	$10.79	$0.19		$(0.63)	$(0.44)	$(0.24)	$(0.18)	$-		$(0.42)		$9.93	(4.07%	)	$526,621		0.95%		0.86%	#	0.00%	††	0.95%	0.86%	#	1.77%		43%
12/31/10	9.90	0.16		0.83	0.99	(0.10)	-	-		(0.10)		10.79	10.03%		556,739		0.95%		0.86%	#	0.00%	††	0.95%	0.86%	#	1.54%		46%
12/31/09 +	10.00	0.01		(0.11)	(0.10)	-	-	(0.00	) †	(0.00	) †	9.90	(0.96%	) **	462,500		1.33%	*	0.86%	*#	N/A		N/A	N/A		0.84%	*	21%	**!

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
†††	Amount is less than $500.
+	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes short sale dividend and loan expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
!	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
‡	Consolidated.
‡‡	Excludes short sale dividend and loan expense.
‡‡‡	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.

The accompanying notes are an integral part of the consolidated financial statements.

28

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended and restated from time to time. The MassMutual Select BlackRock Global Allocation Fund (formerly known as MassMutual Select Global Allocation Fund) (the “Fund”) is a series of the Trust.

The following table shows the classes available for the Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Class A	Class L	Class Y	Class S	Class N
12/1/2009	12/1/2009	12/1/2009	12/1/2009	None*

*	Class N shares of the Fund were eliminated as of February 8, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary allows the Fund to hold these commodity-related instruments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of December 31, 2011, the Fund’s net assets were approximately $529,422,518, of which approximately $11,168,223 or approximately 2.1%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

29

Notes to Consolidated Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset value, that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

30

Notes to Consolidated Financial Statements (Continued)

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset value.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of December 31, 2011, for the Fund’s investments:

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equities
Common Stock
Basic Materials	$19,428,319	$16,656,832	$-	$36,085,151
Communications	27,555,556	15,185,276	-	42,740,832
Consumer, Cyclical	8,384,716	16,305,583	-	24,690,299
Consumer, Non-cyclical	41,149,470	13,596,162	-	54,745,632
Diversified	-	2,831,015	-	2,831,015
Energy	40,527,372	10,405,909	-	50,933,281
Financial	24,375,171	17,446,326	-	41,821,497
Industrial	15,504,083	12,980,231	-	28,484,314
Technology	29,086,027	5,070,221	-	34,156,248
Utilities	8,995,814	7,250,332	-	16,246,146

Total Common Stock	215,006,528	117,727,887	-	332,734,415

31

Notes to Consolidated Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Convertible Preferred Stock
Consumer, Non-cyclical	$-	$103,400	$-		$103,400
Financial	227,850	-	-		227,850

Total Convertible Preferred Stock	227,850	103,400	-		331,250

Preferred Stock
Basic Materials	-	809,284	-		809,284
Communications	-	165,540	-		165,540
Consumer, Cyclical	602,800	1,154,141	-		1,756,941
Consumer, Non-cyclical	-	881,623	-		881,623
Energy	-	1,277,813	-		1,277,813
Financial	2,001,265	625,221	-		2,626,486
Utilities	851,790	-	-		851,790

Total Preferred Stock	3,455,855	4,913,622	-		8,369,477

Total Equities	218,690,233	122,744,909	-		341,435,142

Bonds & Notes
Total Bank Loans	-	864,600	1,088,175		1,952,775

Total Corporate Debt	-	29,084,082	2,364,695		31,448,777

Non-U.S. Government Agency Obligations
Commercial MBS	-	550,858	-		550,858

Total Non-U.S. Government Agency Obligations	-	550,858	-		550,858

Total Sovereign Debt Obligations	-	46,522,539	-		46,522,539

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	43,372,374	-		43,372,374

Total U.S. Treasury Obligations	-	43,372,374	-		43,372,374

Total Bonds & Notes	-	120,394,453	3,452,870		123,847,323

Total Mutual Funds	11,336,935	109,933	-		11,446,868

Purchased Options
Financial	359,732	526,656	-		886,388

Total Purchased Options	359,732	526,656	-		886,388

Structured Options (Over The Counter)
Financial	-	(135,511)	-		(135,511)

Total Structured Options (Over The Counter)	-	(135,511)	-		(135,511)

Warrants
Basic Materials	6,973	-	-		6,973
Consumer, Cyclical	107,448	-	-		107,448
Financial	-	-	-	+	-

Total Warrants	114,421	-	-		114,421

Total Long-Term Investments	230,501,321	243,640,440	3,452,870		477,594,631

Total Short-Term Investments	$-	$49,807,306	$1,619,638		$51,426,944

Total Investments	$230,501,321	$293,447,746	$5,072,508		$529,021,575

+	Represents security at zero value as of December 31, 2011.

32

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the Fund’s other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Forward Contracts
Foreign Exchange Risk	$-	$423,371	$-	$423,371
Futures Contracts
Equity Risk	63,859	-	-	63,859
Swap Agreements
Equity Risk	-	25,980	-	25,980
Foreign Exchange Risk	-	6,089	-	6,089
Interest Rate Risk	-	39,489	-	39,489

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Forward Contracts
Foreign Exchange Risk	$-	$(151,597)	$-	$(151,597)
Futures Contracts
Equity Risk	(206,197)	-	-	(206,197)
Swap Agreements
Equity Risk	-	(14,887)	-	(14,887)
Interest Rate Risk	-	(8,721)	-	(8,721)
Written Options
Equity Risk	(846,822)	(1,552,837)	-	(2,399,659)
Interest Rate Risk	-	(2,623)	-	(2,623)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In*		Transfers Out*
Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
$-	$759,553	$(759,553)	$-

*	The Fund recognizes transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of the security being fair valued in accordance with procedures approved by the Trustees.

33

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/11		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Long-Term Investments
Equities
Common Stock
Utilities	$-	$-	$-	$-	$		$-	$44,984	**	$(44,984	)**	$-		$-
Bonds & Notes
Bank Loans	1,519,238	-	3,670	(26,934)		2,876,161	(3,283,960)	-		-		1,088,175		1,645
Corporate Debt	2,312,748	-	(795,710)	(361,441)		1,400,000	(286,383)	508,750	**	(413,269	)**	2,364,695		(212,268)
Warrants
Financial	-	-	-	-		-	-	-		-		-	***	-
Short-Term Investments	-	-	-	(48,221)		1,667,859	-	-		-		1,619,638		(48,221)

	$3,831,986	$-	$(792,040)	$(436,596)		$5,944,020	$(3,570,343)	$553,734		$(458,253)		$5,072,508		$(258,844)

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2011.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended December 31, 2011. The following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

34

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	M

Total Return Swaps****
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Directional Investment	A

Options (Sold)
Hedging/Risk Management	A
Income	A
Directional Investment	A

Structured Options
Hedging/Risk Management	A
Directional Investment	A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

35

Notes to Consolidated Financial Statements (Continued)

At December 31, 2011, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$423,371	$-	$423,371
Futures Contracts^^	63,859	-	-	63,859
Swap Agreements*	25,980	6,089	39,489	71,558
Purchased Options*	886,388	-	-	886,388
Warrants*	114,421	-	-	114,421

Total Value	$1,090,648	$429,460	$39,489	$1,559,597

Liability Derivatives
Forward Contracts^	$-	$(151,597)	$-	$(151,597)
Futures Contracts^^	(206,197)	-	-	(206,197)
Swap Agreements^	(14,887)	-	(8,721)	(23,608)
Structured Options*	(135,511)	-	-	(135,511)
Written Options^	(2,399,659)	-	(2,623)	(2,402,282)

Total Value	$(2,756,254)	$(151,597)	$(11,344)	$(2,919,195)

Realized Gain (Loss)#
Forward Contracts	$-	$2,328,160	$-	$2,328,160
Futures Contracts	2,436,340	-	-	2,436,340
Swap Agreements	(105,504)	15,673	41,237	(48,594)
Purchased Options	(882,872)	(64,703)	-	(947,575)
Structured Options	516,865	-	-	516,865
Written Options	994,292	64,365	-	1,058,657
Rights	25	-	-	25
Warrants	(113,327)	-	-	(113,327)

Total Realized Gain (Loss)	$2,845,819	$2,343,495	$41,237	$5,230,551

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(553,206)	$-	$(553,206)
Futures Contracts	(146,569)	-	-	(146,569)
Swap Agreements	(41,664)	6,089	33,921	(1,654)
Purchased Options	(980,279)	-	-	(980,279)
Structured Options	(396,460)	-	-	(396,460)
Written Options	310,054	-	17,064	327,118
Warrants	(239,511)	-	-	(239,511)

Total Change in Appreciation (Depreciation)	$(1,494,429)	$(547,117)	$50,985	$(1,990,561)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$56,676,360	$-	$56,676,360
Futures Contracts	124	-	-	124
Swap Agreements	$94,839	$356,000	$12,084,625	$12,535,464
Purchased Options	136,622	4,322,100	-	4,458,722
Structured Options	23,741	-	-	23,741
Written Options	258,287	5,307,000	218,417,000	223,982,287
Rights	34,793	-	-	34,793
Warrants	169,287	-	-	169,287

36

Notes to Consolidated Financial Statements (Continued)

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: written options outstanding, open forward foreign currency contracts, or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, structured options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Fund during the year ended December 31, 2011, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if the Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, the Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy options on currencies, in which event its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and

37

Notes to Consolidated Financial Statements (Continued)

counterparty risks are considered. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of futures contracts and options, respectively.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. See “Swap Agreements,” below, for a description of risks associated with swap transactions and the accounting treatment.

The Fund had the following open forward foreign currency contracts at December 31, 2011. The Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUYS
	Credit Suisse Securities LLC	198,304	Canadian Dollar	1/12/12	$192,416	$194,614	$2,198
	Credit Suisse Securities LLC	2,195,990	Chinese Yuan Renminbi	3/12/12	347,000	348,519	1,519
	Credit Suisse Securities LLC	7,691,700	Chinese Yuan Renminbi	3/12/12	1,200,000	1,220,726	20,726
	Credit Suisse Securities LLC	50,000,000	Japanese Yen	5/14/12	645,161	651,373	6,212

					2,384,577	2,415,232	30,655

	Deutsche Bank AG	341,428	Australian Dollar	1/13/12	340,198	348,855	8,657
	Deutsche Bank AG	602,400	Canadian Dollar	1/12/12	584,287	591,193	6,906
	Deutsche Bank AG	32,076,825	Japanese Yen	1/27/12	412,585	416,878	4,293
	Deutsche Bank AG	5,883,025	Norwegian Krone	1/06/12	1,019,041	983,581	(35,460)
	Deutsche Bank AG	639,452,500	South Korean Won	1/27/12	551,728	554,192	2,464

					2,907,839	2,894,699	(13,140)

	HSBC Bank PLC	2,426,910	Singapore Dollar	1/19/12	1,867,690	1,871,014	3,324
	HSBC Bank PLC	2,861,000	Taiwan Dollar	2/03/12	94,735	94,546	(189)

					1,962,425	1,965,560	3,135

	JP Morgan Chase Bank	1,731,000	Australian Dollar	11/15/12	1,689,543	1,719,945	30,402

	UBS AG	10,207,933	Chinese Yuan Renminibi	4/11/12	1,597,030	1,598,538	1,508
	UBS AG	580,149	Euro	1/19/12	758,870	750,927	(7,943)
	UBS AG	201,143,079	Japanese Yen	1/27/12	2,587,482	2,614,102	26,620
	UBS AG	6,654,635	Norwegian Krone	1/06/12	1,153,396	1,112,586	(40,810)

					6,096,778	6,076,153	(20,625)

					$15,041,162	$15,071,589	$30,427

38

Notes to Consolidated Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELLS
	Citibank N.A.	13,180,100	Mexican Peso	2/09/12	$1,057,411	$941,766	$115,645

	Credit Suisse Securities LLC	1,780,766	Australian Dollar	4/16/12	1,819,088	1,801,311	17,777
	Credit Suisse Securities LLC	150,000,000	Japanese Yen	5/14/12	1,960,707	1,954,118	6,589

					3,779,795	3,755,429	24,366

	Deutsche Bank AG	341,428	Australian Dollar	1/13/12	348,000	348,855	(855)

	Goldman Sachs & Co.	41,100	Australian Dollar	5/15/12	42,259	41,466	793
	Goldman Sachs & Co.	1,772,280	Australian Dollar	11/15/12	1,793,489	1,760,961	32,528

					1,835,748	1,802,427	33,321

	HSBC Bank PLC	5,200,000	Malaysian Ringgit	3/01/12	1,676,446	1,634,868	41,578

	JP Morgan Chase Bank	1,731,000	Australian Dollar	11/15/12	1,691,706	1,719,945	(28,239)
	JP Morgan Chase Bank	1,021,200	British Pound	1/12/12	1,607,062	1,585,815	21,247
	JP Morgan Chase Bank	816,750	British Pound	1/27/12	1,267,268	1,268,162	(894)

					4,566,036	4,573,922	(7,886)

	UBS AG	140,000,000	Japanese Yen	3/09/12	1,826,008	1,820,928	5,080

					$15,089,444	$14,878,195	$211,249

Cross Currency Forwards
	Credit Suisse Securities LLC	819,241	USD/Swiss Franc	1/06/12	$890,625	$872,212	$(18,413)
		668,130	Euro/USD	1/06/12	890,625	864,738	25,887

						$1,736,950	$7,474

	UBS AG	836,207	USD/Swiss Franc	1/06/12	$909,069	$890,275	$(18,794)
		681,998	Euro/USD	1/06/12	909,069	882,687	26,382

						$1,772,962	$7,588

	UBS AG	815,208	USD/Swiss Franc	1/13/12	$861,469	$868,020	$6,551
		659,020	Euro/USD	1/13/12	861,469	852,984	8,485

						$1,721,004	$15,036

39

Notes to Consolidated Financial Statements (Continued)

Futures Contracts

The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk.

The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUYS
25	CAC 40 Index	1/20/12	$1,024,237	$29,292
5	DAX Index	3/16/12	954,510	26,904

				$56,196

SELLS
10	Nikkei 225 Index	3/08/12	$545,992	$7,663
26	S&P 500 Index	3/15/12	8,141,900	(140,576)
2	S&P TSE 60 Index	3/15/12	266,562	(1,046)
26	Euro Stoxx 50 Index	3/16/12	776,654	(7,734)
46	Russell 2000 Mini Index	3/16/12	3,398,480	(56,841)

				$(198,534)

40

Notes to Consolidated Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap

41

Notes to Consolidated Financial Statements (Continued)

agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap agreements at December 31, 2011. The Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps
6,250	HKD	12/31/12	Citibank N.A.	Notional amount at expiration date × Strike Price	Gross dividends on HSCEI Dividend Point Index x notional amount	$(14,887)	$-	$(14,887)
100,000	JPY	3/29/13	Citibank N.A.	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	10,744	-	10,744
160,000	JPY	3/31/14	Citibank N.A.	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	10,248	-	10,248

						6,105	-	6,105

1,815	USD	1/11/12	BNP Paribas SA	3-Month USD Libor + 0.380%	MSCI Daily Total Return Net Emerging Markets Index (NDUEEGF)	4,988	-	4,988

Interest Rate Swaps
7,179,000	USD	9/23/15	Bank of America N.A.	3-Month USD-LIBOR-BBA	Fixed 1.560%	10,484	-	10,484

18,000	USD	7/25/13	Morgan Stanley & Co.	Fixed 0.650%	3-Month USD-LIBOR-BBA	89	(77)	12
30,000	USD	7/25/13	Morgan Stanley & Co.	Fixed 0.650%	3-Month USD-LIBOR-BBA	21	-	21
163,000	USD	7/25/16	Morgan Stanley & Co.	Fixed 1.838%	3-Month USD-LIBOR-BBA	(5,226)	-	(5,226)
109,000	USD	7/25/16	Morgan Stanley & Co.	Fixed 1.838%	3-Month USD-LIBOR-BBA	(419)	(3,076)	(3,495)

						(5,535)	(3,153)	(8,688)

7,347,000	USD	9/12/15	UBS AG	3-Month USD-LIBOR-BBA	Fixed 1.633%	17,129	-	17,129
7,050,000	USD	9/15/15	UBS AG	3-Month USD-LIBOR-BBA	Fixed 1.570%	11,843	-	11,843

						28,972	-	28,972

Deliver		Receive		Expiration Date	Counterparty	(Buy)/Sell	Fixed Rate	Variable Rate	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Currency Swaps
356,000	USD	3,039,528,000	IDR	6/03/18	Credit Suisse Securities LLC	(Buy)	8.250%	6-Month USD-LIBOR-BBA	$6,089	$-	$6,089

HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
USD	U.S. Dollar

42

Notes to Consolidated Financial Statements (Continued)

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Structured Options. The Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage. Premiums associated with structured options are treated as realized gains or losses, as applicable, upon the sale or expiration of the structured option.

43

Notes to Consolidated Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. The Fund typically uses rights and warrants in a manner similar to its use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund had the following open written option contracts at December 31, 2011:

Notional Amount	Expiration Date	Description	Premiums Received	Value
$3,800	1/21/12	ACE Ltd., Call, Strike 75.00	$7,485	$380
10,700	1/19/13	Activision Blizzard, Inc., Call, Strike 12.50	12,949	14,873
4,000	1/21/12	AES Corp., Call, Strike 11.00	2,182	3,760
4,200	2/18/12	AES Corp., Call, Strike 12.00	2,066	1,470
9,596	1/18/13	American Eagle Outfitters, Call, Strike 16.00*	13,434	17,014
26,200	1/19/13	American Eagle Outfitters, Call, Strike 17.00	31,388	35,370
34,363	3/16/12	American Eagle Outfitters, Put, Strike 12.00**	31,710	2,299
13,725	3/16/12	American Eagle Outfitters, Put, Strike 11.75**	13,783	671
3,300	1/19/13	Apple, Inc., Call, Strike 450.00	161,003	130,350
18,208	7/12/12	Beiersdorf AG, Put, Strike 92.97***	101,965	206,646
18,208	7/12/12	Beiersdorf AG, Call, Strike 113.85***	20,029	934
2,981	1/20/12	Beiersdorf AG, Call, Strike 38.00****	10,309	2
1,170	3/16/12	Beiersdorf AG, Call, Strike 48.00*****	3,453	314
3,500	1/21/12	Calpine Corp., Call, Strike 15.00	2,414	5,250
14,200	1/19/13	Cisco Systems, Inc., Call, Strike 20.00	15,616	22,294
300	1/21/12	CME Group, Inc., Put, Strike 250.00	4,063	3,030
3,700	1/21/12	Colgate Palmolive Co., Call, Strike 92.50	11,080	4,514
14,100	5/19/12	ConocoPhillips, Put, Strike 55.00	21,439	10,998
55,600	1/19/13	Corning, Inc., Call, Strike 17.50	91,236	34,472
11,000	1/19/13	Corning, Inc., Call, Strike 15.00	28,597	13,860
150	9/21/12	DAXKI Index Put, Strike 3,003.69†	51,996	34,067
9,200	1/19/13	Dell, Inc., Call, Strike 15.00	21,158	18,676
7,600	1/21/12	El Paso Corp., Call, Strike 19.00	9,859	56,240
7,100	1/19/13	EMC Corp., Call, Strike 25.00	17,535	10,082
5,200	1/21/12	EOG Resources, Inc., Call, Strike 100.00	36,269	13,780
2,700	1/21/12	Financial Select Sector SPDR Fund, Put, Strike 12.00	794	243
8,900	4/21/12	General Mills, Inc., Call, Strike 42.00	7,745	5,073

44

Notes to Consolidated Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value
$1,000	1/19/13	Google, Inc. Class A, Call, Strike 590.00	$61,031	$111,500
41,810	1/31/12	Honk Kong OTC Call, Strike 18.76††	2,014	148
48,372	2/28/12	Honk Kong OTC Call, Strike 18.75††	1,948	761
2,800	1/19/13	IBM Corp., Call, Strike 200.00	32,644	29,120
218,417,000	4/30/13	Japanese Yen LIBOR Rate BBA Swaption 10 Year, Put, Strike 3.15	19,687	2,623
700	7/21/12	Mastercard, Inc. Class A, Call, Strike 435.00	12,481	8,435
12,845	6/15/12	MXEUG Index Put, Strike 99.84†	98,907	210,401
6,006	6/15/12	MXEUG Index Put, Strike 98.12*****	47,586	85,891
6,012	9/21/12	MXEUG Index Put, Strike 78.44****	39,679	33,544
15,000	1/19/13	NetApp, Inc., Call, Strike 42.00	55,046	52,500
2,800	1/21/12	NRG Energy, Inc., Call, Strike 24.00	2,995	140
2,100	3/17/12	NRG Energy, Inc., Call, Strike 24.00	2,824	105
21,300	1/19/13	Oracle Corp., Call, Strike 30.00	65,107	40,044
1,100	1/20/12	PG&E Corp., Call, Strike 43.00****	1,301	308
6,200	1/21/12	Polycom, Inc., Call, Strike 32.50	16,495	1,860
4,700	4/21/12	QUALCOMM, Inc., Call, Strike 65.00	8,379	2,209
13,400	3/17/12	Quicksilver Resources, Inc., Put, Strike 6.00	6,511	5,360
1,538	3/16/12	Russell 2000 Index Put, Strike 540.23†	46,140	6,398
1,538	3/16/12	Russell 2000 Index Call, Strike 748.89†	47,678	56,875
871	4/20/12	Russell 2000 Index Put, Strike 609.88†	24,388	14,459
871	4/20/12	Russell 2000 Index Call, Strike 771.17†	24,388	30,084
723	5/18/12	Russell 2000 Index Put, Strike 611.72*	21,690	15,839
723	5/18/12	Russell 2000 Index Call, Strike 786.96*	21,690	24,360
1,197	6/12/12	Russell 2000 Index Call, Strike 804.63***	38,388	36,568
1,197	6/12/12	Russell 2000 Index Put, Strike 616.72***	44,660	32,997
1,417	9/13/12	Russell 2000 Index Put, Strike 621.07**	70,397	59,236
1,417	9/13/12	Russell 2000 Index Call, Strike 833.69**	50,431	50,593
2,800	1/21/12	S&P 500 Index Put, Strike 1,090.00	67,496	2,912
295	2/24/12	S&P 500 Index Put, Strike 950.00**	9,735	654
208	2/16/12	S&P/ASX 200 Index Put, Strike 3,551.30****	10,357	5,127
208	2/16/12	S&P/ASX 200 Index Put, Strike 3,342.40****	6,876	2,711
900	1/21/12	Sandisk Corp., Call, Strike 50.00	2,448	1,233
6,800	1/19/13	Sandisk Corp., Call, Strike 50.00	36,854	57,800
52,700	1/21/12	Sara Lee Corp., Call, Strike 19.00	51,106	20,026
8,700	1/21/12	Seagate Technology, Call, Strike 17.50	12,961	2,871
7,700	1/19/13	Seagate Technology, Call, Strike 17.50	14,798	18,480
2,200	1/21/12	Southern Co., Call, Strike 42.00	2,247	9,460
19,900	1/21/12	Symantec Corp., Call, Strike 17.50	32,663	796
1,830	3/20/13	Taiwan Index Put, Strike 7,557.82††	47,030	82,683
948	9/18/13	Taiwan Taiex Index Put, Strike 7,176.38***	29,388	46,755
1,894	12/18/13	Taiwan Taiex Index Put, Strike 7,180.59****	62,647	97,594
1,837	9/19/12	Taiwan TWSE Index Put, Strike 7,608.62****	34,528	73,273
2,692	9/19/12	Taiwan TWSE Index Put, Strike 7,758.20††	56,108	118,989
1,845	6/19/13	Taiwan TWSE Index Put, Strike 7,574.49***	56,974	91,899
922	9/18/13	Taiwan TWSE Index Put, Strike 6,957.96***	25,115	40,863
1,800	1/21/12	TE Connectivity Ltd., Call, Strike 38.00††	1,516	192
2,400	1/21/12	Time Warner Cable, Put, Strike 60.00	5,937	1,080
86,450	6/08/12	Topix Index Put, Strike 675.00*	36,652	25,224
76,040	6/08/12	Topix Index Put, Strike 675.45*****	35,919	23,990
11,650	6/15/12	Unilever NV, Call, Strike 26.00*	11,550	22,474
6,900	1/21/12	United Technologies Corp., Call, Strike 80.00	35,452	276

45

Notes to Consolidated Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value
$3,000	1/19/13	Valeant Pharmaceuticals, Inc., Call, Strike 50.00	$19,859	$21,900
8,900	7/21/12	Vertex Pharmaceuticals, Inc., Call, Strike 35.00	29,990	37,380
8,200	1/19/13	Vertex Pharmaceuticals, Inc., Call, Strike 40.00	37,564	36,080
5,400	1/21/12	Whiting Petroleum Corp., Call, Strike 55.00	32,341	540

			$2,402,153	$2,402,282

*	OTC traded option counterparty Morgan Stanley & Co.
**	OTC traded option counterparty Bank of America N.A.
***	OTC traded option counterparty Credit Suisse Securities LLC.
****	OTC traded option counterparty JP Morgan Chase Bank.
*****	OTC traded option counterparty Deutsche Bank AG.
†	OTC traded option counterparty Goldman Sachs & Co.
††	OTC traded option counterparty Citibank N.A.

Transactions in written option contracts during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	1,491 *	$346,934
Options written	226,283,657	4,600,982
Options terminated in closing purchase transactions	(5,746,825)	(1,935,861)
Options expired	(1,685,256)	(404,515)
Options exercised	(19,174)	(205,387)

Options outstanding at December 31, 2011	218,833,893	$2,402,153

*	Amount excludes 32,609 contracts associated with prior year structured options.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2011, the Fund had no unfunded loan commitments.

46

Notes to Consolidated Financial Statements (Continued)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

47

Notes to Consolidated Financial Statements (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Fund may invest a portion of its assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fee and Other Transactions

Investment Management Fee

Under an agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for these services, MassMutual receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80%.

48

Notes to Consolidated Financial Statements (Continued)

MassMutual has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MassMutual pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MassMutual out of the management fee previously disclosed above.

BlackRock provides investment management services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MassMutual pays BlackRock in respect of the Fund. The amount of the fee payable by MassMutual to BlackRock in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment management agreement, the amount of the advisory fee payable by the Fund to MassMutual in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

	Class A	Class L	Class Y	Class S
BlackRock Global Allocation Fund	0.3000%	0.3000%	0.1500%	0.0500%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of the Fund’s asset-based expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to the Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

49

Notes to Consolidated Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class A	Class L	Class Y	Class S
BlackRock Global Allocation Fund*	1.36%	1.11%	0.96%	0.86%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 1, 2012.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at December 31, 2011 was 4.0%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$18,341,106	$207,390,453	$25,419,162	$207,594,697

50

Notes to Consolidated Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Class A
Sold	125,077	$1,327,430	231,088	$2,382,681
Issued as reinvestment of dividends	6,679	65,113	1,000	10,566
Redeemed	(154,399)	(1,687,731)	(16,167)	(169,309)

Net increase (decrease)	(22,643)	$(295,188)	215,921	$2,223,938

Class L
Sold	101,245	$1,118,839	167,969	$1,706,742
Issued as reinvestment of dividends	0 +	1	7,013	74,272
Redeemed	(1,107,147)	(12,038,154)	(149,193)	(1,502,240)

Net increase (decrease)	(1,005,902)	$(10,919,314)	25,789	$278,774

Class Y
Sold	13,804	$148,101	194,604	$2,011,889
Issued as reinvestment of dividends	3,207	31,327	1,309	13,865
Redeemed	(79,150)	(846,863)	(64,598)	(692,201)

Net increase (decrease)	(62,139)	$(667,435)	131,315	$1,333,553

Class S
Sold	4,347,422	$46,421,849	10,591,318	$107,499,873
Issued as reinvestment of dividends	2,127,849	20,785,505	475,082	5,031,123
Redeemed	(5,043,777)	(53,765,134)	(6,188,752)	(62,150,636)

Net increase (decrease)	1,431,494	$13,442,220	4,877,648	$50,380,360

+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2011, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2011, were waived for any redemptions or exchanges subject to such a charge. There were no contingent deferred sales charges imposed during the year ended December 31, 2011.

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$533,159,041	$41,325,999	$(45,463,465)	$(4,137,466)

51

Notes to Consolidated Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, for federal income tax purposes, there were no unused capital losses.

The Fund elected to defer to the fiscal year beginning January 1, 2012, late year ordinary losses in the amount of $549,241.

The Fund elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses in the amount of $491,318.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$14,216,256	$6,960,979	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$5,253,954	$ -	$ -

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$ -	$1,490,584	$(1,137,789)	$(3,783,042)

52

Notes to Consolidated Financial Statements (Continued)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$280,904	$(2,148,139)	$1,867,235

The Fund did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2011, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for its returns filed to date. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the MassMutual Select BlackRock Global Allocation Fund (formerly known as MassMutual Select Global Allocation Fund):

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Select BlackRock Global Allocation Fund and subsidiary as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

54

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1996	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

55

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

56

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

57

Trustees and Officers (Unaudited) (Continued)

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the series of MassMutual Select Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

58

Federal Tax Information (Unaudited)

For corporate shareholders, 28.13% of the ordinary dividends paid during the Fund’s year ended December 31, 2011, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $8,066,659 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2011.

59

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or the subadviser (the “Independent Trustees”), approved an amended and restated investment management agreement with MassMutual for the Fund (“Amended and Restated Investment Management Agreement”), subject to approval by the shareholders of the Fund, as well as an Amendment to the Investment Management Agreement with MassMutual with respect to the Fund (to be effective prior to the Amended and Restated Investment Management Agreement) and an Amendment to the Investment Subadvisory Agreement with BlackRock with respect to the Fund (each of which was intended to clarify how the Fund’s management and subadvisory fees would be offset by management fees paid by the Subsidiary), and an Investment Management Agreement with BlackRock with respect to the Subsidiary (which is substantially similar to the Fund’s Investment Subadvisory Agreement with BlackRock) (together with the Amended and Restated Investment Management Agreement, the “Contracts”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Contracts (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreement, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreement are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Fund’s current investment management agreement, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Fund. The Trustees also noted that the Amended and Restated Investment Management Agreement clarified the nature of MassMutual’s obligations to the Fund and the standard of care applicable to MassMutual’s performance of its obligations to the Fund. The Trustees further considered that no change was being proposed to the advisory fee paid by the Fund to MassMutual, and that MassMutual does not anticipate that the Fund’s expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the Amended and Restated Investment Management Agreement, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

60

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreement, including the anticipated level of MassMutual’s oversight of the Fund and the subadvisory process; and (ii) the terms of the Amended and Restated Investment Management Agreement are fair and reasonable with respect to the Fund and are in the best interest of the Fund’s shareholders. The Trustees also determined that, in light of the nature of the proposed changes, it was not necessary to evaluate the Fund’s investment performance and whether the Fund’s fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreement.

The Independent Trustees had also considered the information presented and discussed at the Meeting regarding the Amendment to the Investment Management Agreement for the Fund, the Amendment to the Investment Subadvisory Agreement with BlackRock for the Fund, and the Investment Management Agreement for the Subsidiary, and were prepared to approve such Amendments and the agreement.

The Amended and Restated Investment Management Agreement became effective on November 21, 2011. The Amendment to the Investment Management Agreement with MassMutual with respect to the Fund became effective on November 14, 2011, the Amendment to the Investment Subadvisory Agreement with BlackRock with respect to the Fund became effective on November 15, 2011, and the Investment Management Agreement with BlackRock with respect to the Subsidiary became effective on November 14, 2011.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, elected the Trustees of the Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, approved an Amended and Restated Agreement and Declaration of Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth

61

Other Information (Unaudited) (Continued)

Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Fund, approved an amended an restated investment management agreement, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Fund, approved an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

62

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class A	1,000	1.36%	927.20	6.61	1,018.30	6.92
Class L	1,000	0.50%	931.50	2.43	1,022.70	2.55
Class Y	1,000	0.96%	928.40	4.67	1,020.40	4.89
Class S	1,000	0.86%	929.10	4.18	1,020.90	4.38

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

63

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

February 29, 2012

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 212 C:05477-04

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the RetireSMARTSM Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the Annual Report for the RetireSMARTSM Series of the MassMutual Select Funds, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term.

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest.

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify.

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MassMutual RetireSMARTSM Funds – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MassMutual RetireSMARTSM Funds – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (risk-based) Series (“the Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, and RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI). The Series’ investment adviser is MassMutual.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•

RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•

RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•

RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•

RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did each Fund perform since its inception on June 20, 2011?

The return of each Fund’s Class S shares, from June 20-December 31, 2011, is shown below. Also shown are the returns of each Fund’s Custom Index for that same time period: the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Continued)

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays Capital U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART Conservative Fund	0.33%	1.27%	-3.78%	4.98%*	-3.69%

RetireSMART Moderate Fund	-2.28%	-2.57%	-3.78%	4.98%	-3.69%*

RetireSMART Moderate Growth Fund	-4.55%	-6.07%	-3.78%	4.98%	-3.69%*

RetireSMART Growth Fund	-5.51%	-7.76%	-3.78%	4.98%	-3.69%*

* Benchmark return

RetireSMART Conservative Fund underperformed its Custom Index, but each of the other RetireSMART (risk-based) Funds outperformed its respective Custom Index for the approximately 6-month period. (Custom Indexes are defined below.) All four Funds (each of which has a stock component) underperformed the Barclays Capital U.S. Aggregate Bond Index. RetireSMART Conservative Fund and RetireSMART Moderate Fund outperformed the S&P 500 Index and the Lipper Balanced Fund Index, while RetireSMART Moderate Growth Fund and RetireSMART Growth Fund underperformed those indexes.

Custom RetireSMART Indexes:

•

The Custom RetireSMART Conservative Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays Capital U.S. Aggregate Bond Index and the T-Bill Index. The weightings of each index are generally static but may be adjusted from time to time to reflect the RetireSMART Conservative Fund’s target asset allocation.

•

The Custom RetireSMART Moderate Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays Capital U.S. Aggregate Bond Index and the T-Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART Moderate Fund’s target asset allocation.

•

The Custom RetireSMART Moderate Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART Moderate Growth Fund’s target asset allocation.

•

The Custom RetireSMART Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART Growth Fund’s target asset allocation.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The RetireSMART Conservative, RetireSMART Moderate, RetireSMART Moderate Growth, and RetireSMART Growth Funds all launched in June 2011. Although the Funds were in existence for just over half of the year, that was enough time for them to experience the markets’ extreme volatility.

The two largest impacts on Fund performance during the period were the level of fixed-income exposure – particularly, in U.S. Treasury positions, which performed well – and the level of non-U.S. equity exposure, as both foreign and especially emerging-market holdings performed poorly.

7

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Continued)

With respect to its fixed-income investments, the RetireSMART Series’ exposure to Treasury Inflation Protected securities (“TIPS”) delivered strong results and partially offset the negative impact of not maintaining a higher concentration in longer-term bonds during the year and the lack of a dedicated U.S. Treasury bond position. On a Fund-by-Fund basis, the Funds with a heavier equity (stock) allocations, such as RetireSMART Moderate Growth Fund and RetireSMART Growth Fund, achieved lower returns than did those with a higher fixed-income allocation, such as RetireSMART Conservative Fund and RetireSMART Moderate Fund.

Volatility in the markets and in the Funds was a recurring theme during the year. In particular, factors such as the European debt crisis, Japan’s Fukushima tragedy and the choppiness of the U.S. economic recovery contributed to a situation in which wide varieties of assets and securities performed in near lock-step at times. Even bond categories were not immune, as many foreign bonds were hindered by currency weakness versus the U.S. dollar and high-yield bonds underperformed along with equities in the third quarter of 2011. In this environment, managing volatility was challenging.

The Series’ approach to the market decline at the end of the third quarter proved moderately successful and was a positive factor on the Series’ returns during the period. Risk assets, such as stocks and high-yield bonds, had a generally positive outlook as the summer wound down, but the Series did not overemphasize risk assets because of concerns over European debt dynamics, U.S. political deadlock, and risks from a slowing Chinese economy. Indeed, the third-quarter market decline drove the Series’ risk assets down more substantially than less risky investments, but as the year ended and risk assets rebounded, their positioning in the Series helped the Funds recover.

There were three changes to the Underlying Funds that constitute the RetireSMART Series during the period. The Series eliminated Premier Diversified Bond Fund and Select Mid Cap Growth Equity Fund. In the case of each eliminated Fund, the Series maintained exposure in these specific areas through Premier Core Bond Fund and Select Mid Cap Growth Equity II Fund, respectively.

Investment adviser outlook

At the start of 2012, there were tentative signs of stabilization in the European debt crisis, but it remains far from clear that a solution is in place. Within the United States, economic data has surprised many, as employment, consumer sentiment, and industrial production have improved. Meanwhile, the Chinese government has moved toward a more accommodative policy in response to slowing export growth and negative signs in the country’s real estate market.

Many of the world’s major central banks have cut interest rates, which should support economic growth. However, questions abound. Europe’s debt crisis and economic growth remain unsettled; a Chinese economic “hard landing,” where growth falls more than expected, is still possible; and U.S. political dynamics remain poised to deliver further uncertainty around regulatory changes and fiscal austerity. Geopolitical risk in the Persian Gulf is also on the radar screen, which adds further uncertainty to the outlook for 2012.

Balanced against the many risks in the market are generally compelling characteristics for equities and other risk assets. Corporate financial strength and profitability are strong, and stocks have been trading at a valuation discount when compared with U.S. Treasuries. Although there are no guarantees, this discount provides compensation for the extra risk of owning stocks. There are real scenarios, such as another financial crisis or too-rapid fiscal retrenchment, where U.S. Treasuries deliver strong returns; however, our view is that even under scenarios of modest growth, equities have the potential to deliver superior returns in 2012.

8

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Fixed Income Funds	69.7%
Equity Funds	30.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	59.6%
Fixed Income Funds	40.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	83.9%
Fixed Income Funds	16.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	96.1%
Fixed Income Funds	4.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index.

TOTAL RETURN	Since Inception 6/20/11 - 12/31/11
Class S	0.33%
Class A	0.14%
Class A (sales load deducted)*	-5.62%
Class Y	0.24%
Class L	0.26%
Barclays Capital U.S. Aggregate Bond Index #	4.98%+
S&P 500 Index	-3.69%+
Lipper Balanced Fund Index	-3.78%+
Custom RetireSMART Conservative Index	1.27%+
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index.

TOTAL RETURN	Since Inception 6/20/11 - 12/31/11
Class S	-2.28%
Class A	-2.47%
Class A (sales load deducted)*	-8.08%
Class Y	-2.26%
Class L	-2.35%
S&P 500 Index#	-3.69%+
Barclays Capital U.S. Aggregate Bond Index	4.98%+
Lipper Balanced Fund Index	-3.78%+
Custom RetireSMART Moderate Index	-2.57%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index.

TOTAL RETURN	Since Inception 6/20/11 - 12/31/11
Class S	-4.55%
Class A	-4.75%
Class A (sales load deducted)*	-10.22%
Class Y	-4.53%
Class L	-4.61%
S&P 500 Index#	-3.69%+
Barclays Capital U.S. Aggregate Bond Index	4.98%+
Lipper Balanced Fund Index	-3.78%+
Custom RetireSMART Moderate Growth Index	-6.07%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index.

TOTAL RETURN	Since Inception 6/20/11 - 12/31/11
Class S	-5.51%
Class A	-5.70%
Class A (sales load deducted)*	-11.12%
Class Y	-5.53%
Class L	-5.58%
S&P 500 Index#	-3.69%+
Barclays Capital U.S. Aggregate Bond Index	4.98%+
Lipper Balanced Fund Index	-3.78%+
Custom RetireSMART Growth Index	-7.76%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (target-date) Series comprises 10 Funds – each of which has a “fund of funds” structure. The 10 Funds are RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund and RetireSMART 2050 Fund. RetireSMART In Retirement Fund seeks to achieve high current income and, as a secondary approach, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year specified in the Fund name and likely stop making new investments in the Fund. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI). The Series’ investment adviser is MassMutual.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•

RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•

RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds (approximately 15 years after the target retirement date).

Effective June 10, 2011, the name of the Series changed from MassMutual Select Destination Retirement to MassMutual RetireSMART, with the names of the Funds in the series changing as follows: Select Destination Retirement Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050 Funds became RetireSMART In Retirement, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050 Funds, respectively. The investment approach of the Funds in the series remains the same.

How did each Fund perform during the year ended December 31, 2011?

The return of each Fund’s Class S shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

14

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Continued)

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays Capital U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART In Retirement Fund	2.78%	4.19%	0.71%	7.84%*	2.11%

RetireSMART 2010 Fund	0.98%	3.07%	0.71%	7.84%*	2.11%

RetireSMART 2015 Fund	-0.31%	1.54%	0.71%	7.84%*	2.11%

RetireSMART 2020 Fund	-1.78%	0.28%	0.71%	7.84%	2.11%*

RetireSMART 2025 Fund	-2.79%	-0.58%	0.71%	7.84%	2.11%*

RetireSMART 2030 Fund	-3.32%	-1.21%	0.71%	7.84%	2.11%*

RetireSMART 2035 Fund	-3.60%	-1.27%	0.71%	7.84%	2.11%*

RetireSMART 2040 Fund	-3.79%	-1.70%	0.71%	7.84%	2.11%*

RetireSMART 2045 Fund	-4.53%	-2.27%	0.71%	7.84%	2.11%*

RetireSMART 2050 Fund	-4.47%	-2.27%	0.71%	7.84%	2.11%*

* Benchmark return

Each of the RetireSMART (target-date) Funds underperformed its respective Custom Index for the 12-month period. (Custom Indexes are defined below and on the following page.) Similarly, all of the Funds (each of which has a stock component) underperformed the Barclays Capital U.S. Aggregate Bond Index. RetireSMART In Retirement Fund and RetireSMART 2010 Fund outperformed the Lipper Balanced Fund Index, and RetireSMART In Retirement Fund outpaced the S&P 500 Index for the year, while all other RetireSMART (target-date) Funds underperformed those indexes.

Custom RetireSMART Indexes:

•

The Custom RetireSMART In Retirement Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays Capital U.S. Aggregate Bond Index, and T-Bill Index. The weightings of each index are generally static but may be adjusted from time to time to reflect the RetireSMART In Retirement Fund’s target asset allocation.

•

The Custom RetireSMART 2010 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays Capital U.S. Aggregate Bond Index, and T-Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2010 Fund’s target asset allocation.

•

The Custom RetireSMART 2015 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2015 Fund’s target asset allocation.

•

The Custom RetireSMART 2020 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2020 Fund’s target asset allocation.

15

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Continued)

•

The Custom RetireSMART 2025 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2025 Fund’s target asset allocation.

•

The Custom RetireSMART 2030 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2030 Fund’s target asset allocation.

•

The Custom RetireSMART 2035 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2035 Fund’s target asset allocation.

•

The Custom RetireSMART 2040 Index comprises the MSCI EAFE Index and the Dow Jones Wilshire 5000 (full cap) Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2040 Fund’s target asset allocation.

•

The Custom RetireSMART 2045 Index comprises the MSCI EAFE Index and the Dow Jones Wilshire 5000 (full cap) Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2045 Fund’s target asset allocation.

•

The Custom RetireSMART 2050 Index comprises the MSCI EAFE Index and the Dow Jones Wilshire 5000 (full cap) Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the RetireSMART 2050 Fund’s target asset allocation.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The two largest impacts on Fund performance during the period were the level of fixed-income exposure – particularly, in U.S. Treasury positions, which performed well – and the level of non-U.S. equity exposure, as both foreign and especially emerging-market holdings performed poorly. During the year, the Barclays Capital U.S. Treasury Index posted a total return of 9.81% versus the S&P 500 Index’s gain of 2.11%. Outside the U.S., foreign developed markets, as measured by the MSCI EAFE Index, posted a 12.14% loss, and the MSCI Emerging Markets Index was down a sharp 18.42%.

The performance of the RetireSMART Series exposure to Treasury Inflation-Protected securities (“TIPS”) delivered strong results and partially offset the negative impact of not maintaining a higher concentration in longer-term bonds during the year. On a Fund-by-Fund basis, those with a heavier equity (stock) allocation – such as RetireSMART 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, and 2050 Fund – experienced lower returns than those with a higher fixed-income allocation, such as RetireSMART In Retirement Fund, 2010 Fund, and 2015 Fund.

Volatility in the markets and in the Funds was a recurring theme during the year. In particular, factors such as the European debt crisis, Japan’s Fukushima tragedy and the choppiness of the U.S. economic recovery contributed to a situation in which wide varieties of assets and securities performed in near lock-step at times. Even bond categories were not immune, as many foreign bonds were hindered by currency weakness versus the U.S. dollar and high-yield bonds underperformed along with equities in the third quarter of 2011. In this environment, managing volatility was challenging. During the year, the Series’ adjustment to the “glide path” of the RetireSMART Series moved its equity target lower for those Funds in the 20 years prior to retirement date. (The glide path is a process by which all Series Funds gradually reduce their investment in stock funds and increase their investment in bond and short-term/money market funds to decrease each Fund’s overall risk as it nears the stated year that appears in its name. The Funds do not reach their most conservative mix of fund investments until approximately 15 years after the stated year. RetireSMART In Retirement is already invested in its most conservative mix of funds and does not undergo glide path changes.)

The Series’ approach to the market decline at the end of the third quarter proved moderately successful and was a positive factor on the Series’ returns in 2011. Risk assets, such as stocks and high-yield bonds, had a generally positive outlook as the summer wound down, but the Series did not overemphasize risk assets because of concerns over European debt dynamics, U.S. political

16

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Continued)

deadlock, and risks from a slowing Chinese economy. Indeed, the third-quarter market decline drove the Series’ risk assets down more substantially than less risky investments, but as the year ended and risk assets rebounded, their positioning in the Series helped the Funds recover.

There were three changes to the Underlying Funds that constitute the RetireSMART Series during the year. The Series added Oppenheimer Developing Markets Funds – in order to increase the diversity of holdings in the emerging-market equity area – and eliminated Premier Diversified Bond Fund and Select Mid Cap Growth Equity Fund. In the case of each Fund eliminated, the Underlying Funds maintained exposure in these specific areas through MassMutual Premier Core Bond Fund and MassMutual Select Mid Cap Growth II Fund, respectively.

Investment adviser outlook

At the start of 2012, there were tentative signs of stabilization in the European debt crisis, but it remains far from clear that a solution is in place. Within the United States, economic data has surprised many, as employment, consumer sentiment, and industrial production have improved. Meanwhile, the Chinese government has moved toward a more accommodative policy in response to slowing export growth and negative signs in the country’s real estate market.

Many of the world’s major central banks have cut interest rates, which should support economic growth. However, questions abound. Europe’s debt crisis and economic growth remain unsettled; a Chinese economic “hard landing,” where growth falls more than expected, is still possible; and U.S. political dynamics remain poised to deliver further uncertainty around regulatory changes and fiscal austerity. Geopolitical risk in the Persian Gulf is also on the radar screen, which adds further uncertainty to the outlook for 2012.

Balanced against the many risks in the market are generally compelling characteristics for equities and other risk assets. Corporate financial strength and profitability are strong, and stocks have been trading at a valuation discount when compared with U.S. Treasuries. Although there are no guarantees, this discount provides compensation for the extra risk of owning stocks. There are real scenarios, such as another financial crisis or too-rapid fiscal retrenchment, where U.S. Treasuries deliver strong returns; however, our view is that even under scenarios of modest growth, equities have the potential to deliver superior returns in 2012.

17

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Fixed Income Funds	65.5%
Equity Funds	34.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Fixed Income Funds	52.2%
Equity Funds	47.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	63.0%
Fixed Income Funds	37.6%

Total Long-Term Investments	100.6%
Other Assets & Liabilities	(0.6)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	71.5%
Fixed Income Funds	28.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	81.0%
Fixed Income Funds	20.1%

Total Long-Term Investments	101.1%
Other Assets & Liabilities	(1.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	84.2%
Fixed Income Funds	15.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

18

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Continued)

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	87.9%
Fixed Income Funds	13.2%

Total Long-Term Investments	101.1%
Other Assets & Liabilities	(1.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	89.2%
Fixed Income Funds	10.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	95.9%
Fixed Income Funds	5.6%

Total Long-Term Investments	101.5%
Other Assets & Liabilities	(1.5)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	94.6%
Fixed Income Funds	5.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

19

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	2.78%	3.74%	4.26%
Class A	2.27%	3.33%	3.86%
Class A (sales load deducted)*	-3.61%	2.11%	3.10%
Class Y	2.66%	3.72%	4.24%
Class L	2.52%	3.59%	4.13%
Class N	1.95%	3.02%	3.55%
Class N (CDSC fees deducted)*	0.96%	3.02%	3.55%
Barclays Capital U.S. Aggregate Bond Index#	7.84%	6.50%	5.44%	+
S&P 500 Index	2.11%	-0.25%	3.63%	+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%	+
Custom RetireSMART In Retirement Index	4.19%	4.08%	4.84%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	0.98%	2.43%	3.85%
Class A	0.61%	2.01%	3.43%
Class A (sales load deducted)*	-5.17%	0.81%	2.67%
Class Y	0.84%	2.36%	3.79%
Class L	0.82%	2.27%	3.70%
Class N	0.25%	1.69%	3.11%
Class N (CDSC fees deducted)*	-0.73%	1.69%	3.11%
Barclays Capital U.S. Aggregate Bond Index#	7.84%	6.50%	5.44%	+
S&P 500 Index	2.11%	-0.25%	3.63%	+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%	+
Custom RetireSMART 2010 Index	3.07%	3.05%	4.61%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 4/1/10 - 12/31/11
Class S	-0.31%	5.15%
Class A	-0.67%	4.73%
Class A (sales load deducted)*	-6.38%	1.26%
Class Y	-0.35%	5.11%
Class L	-0.45%	5.01%
Barclays Capital U.S. Aggregate Bond Index#	7.84%	7.16%
S&P 500 Index	2.11%	6.40%
Lipper Balanced Fund Index	0.71%	4.78%
Custom RetireSMART 2015 Index	1.54%	5.70%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	-1.78%	0.92%	3.51%
Class A	-2.22%	0.50%	3.09%
Class A (sales load deducted)*	-7.84%	-0.68%	2.33%
Class Y	-1.83%	0.86%	3.45%
Class L	-1.96%	0.77%	3.35%
Class N	-2.45%	0.22%	2.79%
Class N (CDSC fees deducted)*	-3.40%	0.22%	2.79%
S&P 500 Index#	2.11%	-0.25%	3.63%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.44%+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%+
Custom RetireSMART 2020 Index	0.28%	1.38%	4.17%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 4/1/10 - 12/31/11
Class S	-2.79%	4.03%
Class A	-3.16%	3.66%
Class A (sales load deducted)*	-8.73%	0.21%
Class Y	-2.84%	3.98%
Class L	-2.89%	3.91%
S&P 500 Index#	2.11%	6.40%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.16%
Lipper Balanced Fund Index	0.71%	4.78%
Custom RetireSMART 2025 Index	-0.58%	4.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	-3.32%	-0.44%	3.33%
Class A	-3.67%	-0.82%	2.92%
Class A (sales load deducted)*	-9.21%	-1.99%	2.16%
Class Y	-3.47%	-0.49%	3.27%
Class L	-3.50%	-0.57%	3.18%
Class N	-3.95%	-1.10%	2.62%
Class N (CDSC fees deducted)*	-4.89%	-1.10%	2.62%
S&P 500 Index#	2.11%	-0.25%	3.63%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.44%+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%+
Custom RetireSMART 2030 Index	-1.21%	-0.06%	4.02%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 4/1/10 - 12/31/11
Class S	-3.60%	3.64%
Class A	-3.96%	3.24%
Class A (sales load deducted)*	-9.48%	-0.19%
Class Y	-3.65%	3.59%
Class L	-3.73%	3.51%
S&P 500 Index#	2.11%	6.40%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.16%
Lipper Balanced Fund Index	0.71%	4.78%
Custom RetireSMART 2035 Index	-1.27%	4.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 12/31/03 - 12/31/11
Class S	-3.79%	-0.82%	3.49%
Class A	-4.24%	-1.24%	3.07%
Class A (sales load deducted)*	-9.75%	-2.40%	2.31%
Class Y	-3.94%	-0.88%	3.43%
Class L	-3.97%	-0.98%	3.33%
Class N	-4.41%	-1.51%	2.77%
Class N (CDSC fees deducted)*	-5.35%	-1.51%	2.77%
S&P 500 Index#	2.11%	-0.25%	3.63%	+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.44%	+
Lipper Balanced Fund Index	0.71%	1.80%	4.28%	+
Custom RetireSMART 2040 Index	-1.70%	-0.51%	4.22%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 4/1/10 - 12/31/11
Class S	-4.53%	3.33%
Class A	-4.86%	2.94%
Class A (sales load deducted)*	-10.33%	-0.48%
Class Y	-4.48%	3.34%
Class L	-4.61%	3.22%
S&P 500 Index #	2.11%	6.40%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.16%
Lipper Balanced Fund Index	0.71%	4.78%
Custom RetireSMART 2045 Index	-2.27%	4.06%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 12/17/07 - 12/31/11
Class S	-4.47%	-2.36%
Class A	-4.75%	-2.68%
Class A (sales load deducted)*	-10.22%	-4.10%
Class Y	-4.51%	-2.39%
Class L	-4.62%	-2.51%
Class N	-5.23%	-3.06%
Class N (CDSC fees deducted)*	-6.11%	-3.06%
S&P 500 Index#	2.11%	-1.64%	+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.39%	+
Lipper Balanced Fund Index	0.71%	0.65%	+
Custom RetireSMART 2050 Index	-2.27%	-2.25%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

29

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	6,694,638	$75,381,627
MassMutual Premier Disciplined Growth Fund, Class S (a)	838,343	7,981,027
MassMutual Premier Disciplined Value Fund, Class S (a)	852,356	8,395,707
MassMutual Premier Focused International Fund, Class Z (a)	95,904	1,007,946
MassMutual Premier High Yield Fund, Class Z (a)	1,196,924	10,377,333
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	2,181,027	25,103,618
MassMutual Premier International Bond Fund, Class S (a)	809,634	8,193,498
MassMutual Premier International Equity Fund, Class S (a)	211,442	2,452,729
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	91,370	948,419
MassMutual Premier Money Market Fund, Class S (a)	4,515,227	4,515,227
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	4,294,513	45,006,499
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	531,254	5,849,102
MassMutual Premier Value Fund, Class S (a)	23,353	317,604
MassMutual Select BlackRock Global Allocation Fund, Class S (a)	129,657	1,287,498
MassMutual Select Blue Chip Growth Fund, Class S (a)	162,950	1,761,485
MassMutual Select Core Opportunities Fund, Class S (a)	278,356	2,418,909
MassMutual Select Diversified International Fund, Class S (a)	421,741	2,403,922
MassMutual Select Diversified Value Fund, Class S (a)	203,384	1,804,020
MassMutual Select Focused Value Fund, Class Z (a)	242,842	4,123,458
MassMutual Select Fundamental Value Fund, Class Z (a)	288,353	2,895,062
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	190,779	1,411,765
MassMutual Select Large Cap Growth Fund, Class S (a)	242,167	1,903,430
MassMutual Select Large Cap Value Fund, Class S (a)	51,466	518,774
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	235,773	3,364,476

	Number of Shares	Value
MassMutual Select Mid-Cap Value Fund, Class S (a)	357,117	$3,460,466
MassMutual Select Overseas Fund, Class Z (a)	1,064,656	6,664,744
MassMutual Select PIMCO Total Return Fund, Class Z (a)	632,380	6,311,151
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	145,492	2,060,170
MassMutual Select Small Cap Value Equity Fund, Class S (a)	227,966	2,063,090
MassMutual Select Small Company Growth Fund, Class S (a) (b)	115,804	1,137,193
MassMutual Select Small Company Value Fund, Class Z (a)	126,584	1,617,745
MassMutual Select Strategic Bond Fund, Class S (a)	1,083,293	10,735,432
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	1,525,665	5,110,977
Oppenheimer Developing Markets Fund, Class Y (a)	75,654	2,191,693
Oppenheimer Real Estate Fund, Class Y (a)	287,844	5,831,725

		266,607,521

TOTAL MUTUAL FUNDS (Cost $276,829,565)		266,607,521

TOTAL LONG-TERM INVESTMENTS (Cost $276,829,565)		266,607,521

TOTAL INVESTMENTS — 100.1% (Cost $276,829,565) (c)		266,607,521

Other Assets/(Liabilities) — (0.1)%		(180,878)

NET ASSETS — 100.0%		$266,426,643

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	9,125,454	$102,752,615
MassMutual Premier Disciplined Growth Fund, Class S (a)	3,131,526	29,812,127
MassMutual Premier Disciplined Value Fund, Class S (a)	2,827,362	27,849,520
MassMutual Premier Focused International Fund, Class Z (a)	397,306	4,175,681
MassMutual Premier High Yield Fund, Class Z (a)	2,087,466	18,098,327
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	2,175,507	25,040,087
MassMutual Premier International Bond Fund, Class S (a)	800,388	8,099,926
MassMutual Premier International Equity Fund, Class S (a)	949,554	11,014,829
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	1,137,928	11,811,692
MassMutual Premier Money Market Fund, Class S (a)	1,020,447	1,020,447
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	3,206,376	33,602,825
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	1,532,330	16,870,953
MassMutual Premier Value Fund, Class S (a)	79,514	1,081,388
MassMutual Select BlackRock Global Allocation Fund, Class S (a)	512,789	5,092,000
MassMutual Select Blue Chip Growth Fund, Class S (a)	887,296	9,591,667
MassMutual Select Core Opportunities Fund, Class S (a)	594,188	5,163,491
MassMutual Select Diversified International Fund, Class S (a)	1,393,481	7,942,844
MassMutual Select Diversified Value Fund, Class S (a)	962,391	8,536,405
MassMutual Select Focused Value Fund, Class Z (a)	510,700	8,671,684
MassMutual Select Fundamental Value Fund, Class Z (a)	1,518,421	15,244,950
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	1,274,935	9,434,518
MassMutual Select Large Cap Growth Fund, Class S (a)	775,910	6,098,655
MassMutual Select Large Cap Value Fund, Class S (a)	322,264	3,248,418

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	1,232,261	$17,584,364
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,779,591	17,244,240
MassMutual Select Overseas Fund, Class Z (a)	5,439,423	34,050,791
MassMutual Select PIMCO Total Return Fund, Class Z (a)	858,855	8,571,371
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	280,493	3,971,778
MassMutual Select Small Cap Value Equity Fund, Class S (a)	829,707	7,508,844
MassMutual Select Small Company Growth Fund, Class S (a) (b)	371,524	3,648,369
MassMutual Select Small Company Value Fund, Class Z (a)	119,442	1,526,470
MassMutual Select Strategic Bond Fund, Class S (a)	1,151,708	11,413,424
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	4,871,076	16,318,104
Oppenheimer Developing Markets Fund, Class Y (a)	151,860	4,399,371
Oppenheimer Real Estate Fund, Class Y (a)	916,079	18,559,753

		515,051,928

TOTAL MUTUAL FUNDS (Cost $545,817,948)		515,051,928

TOTAL LONG-TERM INVESTMENTS (Cost $545,817,948)		515,051,928

TOTAL INVESTMENTS — 100.1% (Cost $545,817,948) (c)		515,051,928

Other Assets/(Liabilities) — (0.1)%		(361,942)

NET ASSETS — 100.0%		$514,689,986

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	2,621,235	$29,515,111
MassMutual Premier Disciplined Growth Fund, Class S (a)	3,514,622	33,459,198
MassMutual Premier Disciplined Value Fund, Class S (a)	2,848,291	28,055,665
MassMutual Premier Focused International Fund, Class Z (a)	364,244	3,828,200
MassMutual Premier High Yield Fund, Class Z (a)	950,237	8,238,559
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	453,103	5,215,210
MassMutual Premier International Bond Fund, Class S (a)	403,634	4,084,775
MassMutual Premier International Equity Fund, Class S (a)	972,769	11,284,126
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	1,111,520	11,537,573
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	642,858	6,737,155
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	1,410,928	15,534,323
MassMutual Premier Value Fund, Class S (a)	111,837	1,520,980
MassMutual Select BlackRock Global Allocation Fund, Class S (a)	369,862	3,672,727
MassMutual Select Blue Chip Growth Fund, Class S (a)	1,053,111	11,384,131
MassMutual Select Core Opportunities Fund, Class S (a)	433,240	3,764,858
MassMutual Select Diversified International Fund, Class S (a)	2,240,278	12,769,587
MassMutual Select Diversified Value Fund, Class S (a)	1,376,077	12,205,801
MassMutual Select Focused Value Fund, Class Z (a)	348,647	5,920,025
MassMutual Select Fundamental Value Fund, Class Z (a)	1,868,250	18,757,229
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	1,639,537	12,132,575
MassMutual Select Large Cap Growth Fund, Class S (a)	994,709	7,818,411
MassMutual Select Large Cap Value Fund, Class S (a)	397,573	4,007,541
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	1,084,851	15,480,826
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,515,152	14,681,827

	Number of Shares	Value
MassMutual Select Overseas Fund, Class Z (a)	5,371,902	$33,628,108
MassMutual Select PIMCO Total Return Fund, Class Z (a)	303,155	3,025,489
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	349,303	4,946,130
MassMutual Select Small Cap Value Equity Fund, Class S (a)	809,528	7,326,227
MassMutual Select Small Company Growth Fund, Class S (a) (b)	472,788	4,642,773
MassMutual Select Small Company Value Fund, Class Z (a)	313,292	4,003,867
MassMutual Select Strategic Bond Fund, Class S (a)	363,542	3,602,705
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	4,239,021	14,200,720
Oppenheimer Developing Markets Fund, Class Y (a)	69,673	2,018,413
Oppenheimer Real Estate Fund, Class Y (a)	723,640	14,660,942

		373,661,787

TOTAL MUTUAL FUNDS (Cost $402,958,642)		373,661,787

TOTAL LONG-TERM INVESTMENTS (Cost $402,958,642)		373,661,787

TOTAL INVESTMENTS — 100.1% (Cost $402,958,642) (c)		373,661,787

Other Assets/(Liabilities) — (0.1)%		(262,848)

NET ASSETS — 100.0%		$373,398,939

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	66,992	$754,333
MassMutual Premier Disciplined Growth Fund, Class S (a)	639,652	6,089,487
MassMutual Premier Disciplined Value Fund, Class S (a)	460,285	4,533,807
MassMutual Premier Focused International Fund, Class Z (a)	75,888	797,581
MassMutual Premier High Yield Fund, Class Z (a)	85,564	741,840
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	19,385	223,126
MassMutual Premier International Bond Fund, Class S (a)	14,585	147,605
MassMutual Premier International Equity Fund, Class S (a)	169,566	1,966,960
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	120,988	1,255,852
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	15,575	163,227
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	286,158	3,150,603
MassMutual Premier Value Fund, Class S (a)	29,698	403,894
MassMutual Select BlackRock Global Allocation Fund, Class S (a)	8,895	88,325
MassMutual Select Blue Chip Growth Fund, Class S (a)	236,236	2,553,714
MassMutual Select Core Opportunities Fund, Class S (a)	76,860	667,914
MassMutual Select Diversified International Fund, Class S (a)	481,759	2,746,024
MassMutual Select Diversified Value Fund, Class S (a)	305,408	2,708,970
MassMutual Select Focused Value Fund, Class Z (a)	61,461	1,043,608
MassMutual Select Fundamental Value Fund, Class Z (a)	411,141	4,127,858
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	334,123	2,472,509
MassMutual Select Large Cap Growth Fund, Class S (a)	227,653	1,789,352
MassMutual Select Large Cap Value Fund, Class S (a)	95,437	962,007
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	218,077	3,111,953
MassMutual Select Mid-Cap Value Fund, Class S (a)	301,580	2,922,315

	Number of Shares	Value
MassMutual Select Overseas Fund, Class Z (a)	958,109	$5,997,761
MassMutual Select PIMCO Total Return Fund, Class Z (a)	9,685	96,657
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	75,767	1,072,858
MassMutual Select Small Cap Value Equity Fund, Class S (a)	146,996	1,330,310
MassMutual Select Small Company Growth Fund, Class S (a) (b)	103,249	1,013,906
MassMutual Select Small Company Value Fund, Class Z (a)	73,389	937,915
MassMutual Select Strategic Bond Fund, Class S (a)	32,419	321,273
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	765,719	2,565,158
Oppenheimer Developing Markets Fund, Class Y (a)	7,807	226,163
Oppenheimer Real Estate Fund, Class Y (a)	130,513	2,644,196

		61,629,061

TOTAL MUTUAL FUNDS (Cost $67,017,657)		61,629,061

TOTAL LONG-TERM INVESTMENTS (Cost $67,017,657)		61,629,061

TOTAL INVESTMENTS — 100.1% (Cost $67,017,657) (c)		61,629,061

Other Assets/(Liabilities) — (0.1)%		(54,643)

NET ASSETS — 100.0%		$61,574,418

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,608,682	$18,113,762
MassMutual Premier Disciplined Growth Fund, Class S (a)	392,831	3,739,755
MassMutual Premier Disciplined Value Fund, Class S (a)	386,520	3,807,221
MassMutual Premier Focused International Fund, Class Z (a)	37,665	395,863
MassMutual Premier High Yield Fund, Class Z (a)	339,523	2,943,663
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,116,252	12,848,063
MassMutual Premier International Bond Fund, Class S (a)	402,483	4,073,132
MassMutual Premier International Equity Fund, Class S (a)	94,405	1,095,103
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	5,140	53,355
MassMutual Premier Money Market Fund, Class S (a)	1,948,223	1,948,223
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,620,022	16,977,829
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	205,786	2,265,699
MassMutual Premier Value Fund, Class S (a)	10,535	143,276
MassMutual Select Blue Chip Growth Fund, Class S (a)	59,259	640,589
MassMutual Select Core Opportunities Fund, Class S (a)	96,915	842,187
MassMutual Select Diversified International Fund, Class S (a)	174,418	994,182
MassMutual Select Diversified Value Fund, Class S (a)	76,088	674,900
MassMutual Select Focused Value Fund, Class Z (a)	95,606	1,623,383
MassMutual Select Fundamental Value Fund, Class Z (a)	108,808	1,092,434
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	67,580	500,090
MassMutual Select Large Cap Growth Fund, Class S (a)	99,799	784,424
MassMutual Select Large Cap Value Fund, Class S (a)	15,492	156,158
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	100,693	1,436,894
MassMutual Select Mid-Cap Value Fund, Class S (a)	156,613	1,517,581

	Number of Shares	Value
MassMutual Select Overseas Fund, Class Z (a)	514,863	$3,223,045
MassMutual Select PIMCO Total Return Fund, Class Z (a)	275,431	2,748,804
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	56,915	805,918
MassMutual Select Small Cap Value Equity Fund, Class S (a)	91,091	824,372
MassMutual Select Small Company Growth Fund, Class S (a) (b)	53,069	521,135
MassMutual Select Small Company Value Fund, Class Z (a)	53,649	685,633
MassMutual Select Strategic Bond Fund, Class S (a)	360,498	3,572,539
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	626,596	2,099,097
Oppenheimer Developing Markets Fund, Class Y (a)	30,094	871,818
Oppenheimer Real Estate Fund, Class Y (a)	130,646	2,646,893

		96,667,020

TOTAL MUTUAL FUNDS (Cost $96,626,751)		96,667,020

TOTAL LONG-TERM INVESTMENTS (Cost $96,626,751)		96,667,020

TOTAL INVESTMENTS — 100.1% (Cost $96,626,751) (c)		96,667,020

Other Assets/(Liabilities) — (0.1)%		(97,554)

NET ASSETS — 100.0%		$96,569,466

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,585,853	$17,856,700
MassMutual Premier Disciplined Growth Fund, Class S (a)	584,453	5,563,990
MassMutual Premier Disciplined Value Fund, Class S (a)	558,401	5,500,250
MassMutual Premier Focused International Fund, Class Z (a)	65,711	690,617
MassMutual Premier High Yield Fund, Class Z (a)	410,926	3,562,724
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	854,522	9,835,543
MassMutual Premier International Bond Fund, Class S (a)	287,067	2,905,119
MassMutual Premier International Equity Fund, Class S (a)	157,003	1,821,231
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	16,480	171,065
MassMutual Premier Money Market Fund, Class S (a)	1,130,821	1,130,821
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,073,633	11,251,676
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	269,874	2,971,317
MassMutual Premier Value Fund, Class S (a)	21,659	294,564
MassMutual Select Blue Chip Growth Fund, Class S (a)	86,173	931,527
MassMutual Select Core Opportunities Fund, Class S (a)	106,800	928,093
MassMutual Select Diversified International Fund, Class S (a)	315,946	1,800,894
MassMutual Select Diversified Value Fund, Class S (a)	126,133	1,118,798
MassMutual Select Focused Value Fund, Class Z (a)	99,266	1,685,537
MassMutual Select Fundamental Value Fund, Class Z (a)	164,935	1,655,946
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	109,439	809,845
MassMutual Select Large Cap Growth Fund, Class S (a)	164,011	1,289,128
MassMutual Select Large Cap Value Fund, Class S (a)	18,660	188,090
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	194,554	2,776,283
MassMutual Select Mid-Cap Value Fund, Class S (a)	284,823	2,759,933

	Number of Shares	Value
MassMutual Select Overseas Fund, Class Z (a)	861,630	$5,393,802
MassMutual Select PIMCO Total Return Fund, Class Z (a)	315,311	3,146,799
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	64,632	915,186
MassMutual Select Small Cap Value Equity Fund, Class S (a)	139,595	1,263,339
MassMutual Select Small Company Growth Fund, Class S (a) (b)	73,063	717,478
MassMutual Select Small Company Value Fund, Class Z (a)	54,428	695,593
MassMutual Select Strategic Bond Fund, Class S (a)	301,793	2,990,767
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	744,595	2,494,393
Oppenheimer Developing Markets Fund, Class Y (a)	30,723	890,054
Oppenheimer Real Estate Fund, Class Y (a)	150,399	3,047,085

		101,054,187

TOTAL MUTUAL FUNDS (Cost $101,937,826)		101,054,187

TOTAL LONG-TERM INVESTMENTS (Cost $101,937,826)		101,054,187

TOTAL INVESTMENTS — 100.1% (Cost $101,937,826) (c)		101,054,187

Other Assets/(Liabilities) — (0.1)%		(91,787)

NET ASSETS — 100.0%		$100,962,400

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.6%
Diversified Financial — 100.6%
MassMutual Premier Core Bond Fund, Class Z (a)	33,213	$373,982
MassMutual Premier Disciplined Growth Fund, Class S (a)	21,080	200,686
MassMutual Premier Disciplined Value Fund, Class S (a)	20,153	198,510
MassMutual Premier Focused International Fund, Class Z (a)	3,448	36,236
MassMutual Premier High Yield Fund, Class Z (a)	11,969	103,767
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	24,308	279,787
MassMutual Premier International Bond Fund, Class S (a)	10,355	104,791
MassMutual Premier International Equity Fund, Class S (a)	7,254	84,148
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	889	9,226
MassMutual Premier Money Market Fund, Class S (a)	1,596	1,596
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	19,309	202,355
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	10,760	118,468
MassMutual Premier Value Fund, Class S (a)	863	11,735
MassMutual Select Blue Chip Growth Fund, Class S (a)	5,104	55,176
MassMutual Select Core Opportunities Fund, Class S (a)	4,396	38,200
MassMutual Select Diversified International Fund, Class S (a)	15,182	86,535
MassMutual Select Diversified Value Fund, Class S (a)	7,040	62,442
MassMutual Select Focused Value Fund, Class Z (a)	3,576	60,715
MassMutual Select Fundamental Value Fund, Class Z (a)	9,818	98,571
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	7,117	52,663
MassMutual Select Large Cap Growth Fund, Class S (a)	4,220	33,171
MassMutual Select Large Cap Value Fund, Class S (a)	1,925	19,403
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	7,015	100,101
MassMutual Select Mid-Cap Value Fund, Class S (a)	12,171	117,933
MassMutual Select Overseas Fund, Class Z (a)	34,262	214,479

	Number of Shares	Value
MassMutual Select PIMCO Total Return Fund, Class Z (a)	9,378	$93,592
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	4,383	62,062
MassMutual Select Small Cap Value Equity Fund, Class S (a)	7,220	65,339
MassMutual Select Small Company Growth Fund, Class S (a) (b)	4,541	44,589
MassMutual Select Small Company Value Fund, Class Z (a)	3,418	43,687
MassMutual Select Strategic Bond Fund, Class S (a)	7,361	72,947
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	28,563	95,686
Oppenheimer Developing Markets Fund, Class Y (a)	915	26,494
Oppenheimer Real Estate Fund, Class Y (a)	6,604	133,797

		3,302,869

TOTAL MUTUAL FUNDS (Cost $3,342,762)		3,302,869

TOTAL LONG-TERM INVESTMENTS (Cost $3,342,762)		3,302,869

TOTAL INVESTMENTS — 100.6% (Cost $3,342,762) (c)		3,302,869

Other Assets/(Liabilities) — (0.6)%		(21,234)

NET ASSETS — 100.0%		$3,281,635

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	2,638,827	$29,713,190
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,852,681	27,157,523
MassMutual Premier Disciplined Value Fund, Class S (a)	2,510,148	24,724,955
MassMutual Premier Focused International Fund, Class Z (a)	354,899	3,729,991
MassMutual Premier High Yield Fund, Class Z (a)	1,802,257	15,625,565
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,470,158	16,921,514
MassMutual Premier International Bond Fund, Class S (a)	1,099,315	11,125,064
MassMutual Premier International Equity Fund, Class S (a)	834,655	9,682,004
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	1,302,076	13,515,554
MassMutual Premier Money Market Fund, Class S (a)	45,059	45,059
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,478,415	15,493,791
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	1,229,876	13,540,933
MassMutual Premier Value Fund, Class S (a)	92,724	1,261,044
MassMutual Select Blue Chip Growth Fund, Class S (a)	648,779	7,013,301
MassMutual Select Core Opportunities Fund, Class S (a)	402,516	3,497,862
MassMutual Select Diversified International Fund, Class S (a)	1,697,960	9,678,375
MassMutual Select Diversified Value Fund, Class S (a)	981,773	8,708,325
MassMutual Select Focused Value Fund, Class Z (a)	360,082	6,114,187
MassMutual Select Fundamental Value Fund, Class Z (a)	1,300,889	13,060,929
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	884,282	6,543,685
MassMutual Select Large Cap Growth Fund, Class S (a)	1,230,177	9,669,189
MassMutual Select Large Cap Value Fund, Class S (a)	199,212	2,008,055
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	917,279	13,089,576
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,316,743	12,759,240

	Number of Shares	Value
MassMutual Select Overseas Fund, Class Z (a)	4,255,017	$26,636,408
MassMutual Select PIMCO Total Return Fund, Class Z (a)	683,374	6,820,071
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	120,180	1,701,742
MassMutual Select Small Cap Value Equity Fund, Class S (a)	344,894	3,121,287
MassMutual Select Small Company Growth Fund, Class S (a) (b)	312,274	3,066,527
MassMutual Select Small Company Value Fund, Class Z (a)	207,551	2,652,506
MassMutual Select Strategic Bond Fund, Class S (a)	480,049	4,757,290
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	3,152,460	10,560,740
Oppenheimer Developing Markets Fund, Class Y (a)	68,529	1,985,297
Oppenheimer Real Estate Fund, Class Y (a)	763,004	15,458,471

		351,439,250

TOTAL MUTUAL FUNDS (Cost $349,756,199)		351,439,250

TOTAL LONG-TERM INVESTMENTS (Cost $349,756,199)		351,439,250

TOTAL INVESTMENTS — 100.1% (Cost $349,756,199) (c)		351,439,250

Other Assets/(Liabilities) — (0.1)%		(236,798)

NET ASSETS — 100.0%		$351,202,452

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 101.1%
Diversified Financial — 101.1%
MassMutual Premier Core Bond Fund, Class Z (a)	8,650	$97,399
MassMutual Premier Disciplined Growth Fund, Class S (a)	15,212	144,823
MassMutual Premier Disciplined Value Fund, Class S (a)	14,140	139,277
MassMutual Premier Focused International Fund, Class Z (a)	2,729	28,686
MassMutual Premier High Yield Fund, Class Z (a)	11,052	95,818
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	4,853	55,863
MassMutual Premier International Bond Fund, Class S (a)	6,418	64,947
MassMutual Premier International Equity Fund, Class S (a)	5,748	66,679
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	989	10,271
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	5,265	55,177
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	7,817	86,070
MassMutual Premier Value Fund, Class S (a)	678	9,223
MassMutual Select Blue Chip Growth Fund, Class S (a)	4,906	53,031
MassMutual Select Core Opportunities Fund, Class S (a)	2,307	20,049
MassMutual Select Diversified International Fund, Class S (a)	11,845	67,519
MassMutual Select Diversified Value Fund, Class S (a)	6,924	61,416
MassMutual Select Focused Value Fund, Class Z (a)	2,220	37,692
MassMutual Select Fundamental Value Fund, Class Z (a)	9,558	95,959
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	6,847	50,664
MassMutual Select Large Cap Growth Fund, Class S (a)	6,917	54,366
MassMutual Select Large Cap Value Fund, Class S (a)	1,906	19,211
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	5,452	77,799
MassMutual Select Mid-Cap Value Fund, Class S (a)	8,516	82,517
MassMutual Select Overseas Fund, Class Z (a)	28,811	180,356
MassMutual Select PIMCO Total Return Fund, Class Z (a)	1,646	16,422

	Number of Shares	Value
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	3,116	$44,128
MassMutual Select Small Cap Value Equity Fund, Class S (a)	5,205	47,108
MassMutual Select Small Company Growth Fund, Class S (a) (b)	3,429	33,673
MassMutual Select Small Company Value Fund, Class Z (a)	2,620	33,488
MassMutual Select Strategic Bond Fund, Class S (a)	1,660	16,454
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	22,031	73,805
Oppenheimer Developing Markets Fund, Class Y (a)	452	13,105
Oppenheimer Real Estate Fund, Class Y (a)	4,466	90,471

		2,023,466

TOTAL MUTUAL FUNDS (Cost $2,111,551)		2,023,466

TOTAL LONG-TERM INVESTMENTS (Cost $2,111,551)		2,023,466

TOTAL INVESTMENTS — 101.1% (Cost $2,111,551) (c)		2,023,466

Other Assets/(Liabilities) — (1.1)%		(21,235)

NET ASSETS — 100.0%		$2,002,231

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,059,716	$11,932,407
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,181,390	20,766,832
MassMutual Premier Disciplined Value Fund, Class S (a)	1,896,275	18,678,309
MassMutual Premier Focused International Fund, Class Z (a)	388,532	4,083,469
MassMutual Premier High Yield Fund, Class Z (a)	1,238,505	10,737,840
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	519,842	5,983,379
MassMutual Premier International Bond Fund, Class S (a)	704,528	7,129,822
MassMutual Premier International Equity Fund, Class S (a)	830,450	9,633,220
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	843,346	8,753,930
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	618,017	6,476,822
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	1,163,558	12,810,771
MassMutual Premier Value Fund, Class S (a)	83,641	1,137,511
MassMutual Select Blue Chip Growth Fund, Class S (a)	789,780	8,537,517
MassMutual Select Core Opportunities Fund, Class S (a)	333,345	2,896,766
MassMutual Select Diversified International Fund, Class S (a)	1,758,640	10,024,247
MassMutual Select Diversified Value Fund, Class S (a)	1,187,826	10,536,015
MassMutual Select Focused Value Fund, Class Z (a)	289,948	4,923,316
MassMutual Select Fundamental Value Fund, Class Z (a)	1,584,756	15,910,950
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	1,092,365	8,083,502
MassMutual Select Large Cap Growth Fund, Class S (a)	1,478,520	11,621,167
MassMutual Select Large Cap Value Fund, Class S (a)	265,027	2,671,477
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	896,127	12,787,729
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,248,829	12,101,150
MassMutual Select Overseas Fund, Class Z (a)	4,386,015	27,456,455

	Number of Shares	Value
MassMutual Select PIMCO Total Return Fund, Class Z (a)	186,704	$1,863,308
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	285,418	4,041,520
MassMutual Select Small Cap Value Equity Fund, Class S (a)	521,283	4,717,615
MassMutual Select Small Company Growth Fund, Class S (a) (b)	312,243	3,066,226
MassMutual Select Small Company Value Fund, Class Z (a)	291,939	3,730,985
MassMutual Select Strategic Bond Fund, Class S (a)	186,063	1,843,887
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	3,001,736	10,055,816
Oppenheimer Developing Markets Fund, Class Y (a)	58,435	1,692,868
Oppenheimer Real Estate Fund, Class Y (a)	643,274	13,032,738

		289,719,566

TOTAL MUTUAL FUNDS (Cost $288,206,340)		289,719,566

TOTAL LONG-TERM INVESTMENTS (Cost $288,206,340)		289,719,566

TOTAL INVESTMENTS — 100.1% (Cost $288,206,340) (c)		289,719,566

Other Assets/(Liabilities) — (0.1)%		(191,441)

NET ASSETS — 100.0%		$289,528,125

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 101.1%
Diversified Financial — 101.1%
MassMutual Premier Core Bond Fund, Class Z (a)	6,407	$72,146
MassMutual Premier Disciplined Growth Fund, Class S (a)	13,896	132,287
MassMutual Premier Disciplined Value Fund, Class S (a)	12,663	124,734
MassMutual Premier Focused International Fund, Class Z (a)	2,809	29,521
MassMutual Premier High Yield Fund, Class Z (a)	6,251	54,195
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	2,185	25,153
MassMutual Premier International Bond Fund, Class S (a)	4,637	46,923
MassMutual Premier International Equity Fund, Class S (a)	5,735	66,529
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	559	5,805
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	2,771	29,041
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	8,036	88,479
MassMutual Premier Value Fund, Class S (a)	703	9,558
MassMutual Select Blue Chip Growth Fund, Class S (a)	5,497	59,420
MassMutual Select Core Opportunities Fund, Class S (a)	2,047	17,790
MassMutual Select Diversified International Fund, Class S (a)	12,467	71,064
MassMutual Select Diversified Value Fund, Class S (a)	7,749	68,733
MassMutual Select Focused Value Fund, Class Z (a)	2,063	35,026
MassMutual Select Fundamental Value Fund, Class Z (a)	10,633	106,758
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	7,611	56,319
MassMutual Select Large Cap Growth Fund, Class S (a)	8,713	68,487
MassMutual Select Large Cap Value Fund, Class S (a)	2,090	21,064
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	5,569	79,475
MassMutual Select Mid-Cap Value Fund, Class S (a)	8,580	83,136
MassMutual Select Overseas Fund, Class Z (a)	30,391	190,251
MassMutual Select PIMCO Total Return Fund, Class Z (a)	547	5,463

	Number of Shares	Value
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	3,184	$45,087
MassMutual Select Small Cap Value Equity Fund, Class S (a)	5,286	47,834
MassMutual Select Small Company Growth Fund, Class S (a) (b)	3,385	33,237
MassMutual Select Small Company Value Fund, Class Z (a)	2,589	33,092
MassMutual Select Strategic Bond Fund, Class S (a)	1,284	12,721
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	20,744	69,492
Oppenheimer Developing Markets Fund, Class Y (a)	400	11,601
Oppenheimer Real Estate Fund, Class Y (a)	4,238	85,856

		1,886,277

TOTAL MUTUAL FUNDS (Cost $1,989,045)		1,886,277

TOTAL LONG-TERM INVESTMENTS (Cost $1,989,045)		1,886,277

TOTAL INVESTMENTS — 101.1% (Cost $1,989,045) (c)		1,886,277

Other Assets/(Liabilities) — (1.1)%		(21,044)

NET ASSETS — 100.0%		$1,865,233

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	611,048	$6,880,400
MassMutual Premier Disciplined Growth Fund, Class S (a)	1,337,806	12,735,912
MassMutual Premier Disciplined Value Fund, Class S (a)	1,112,278	10,955,937
MassMutual Premier Focused International Fund, Class Z (a)	250,692	2,634,770
MassMutual Premier High Yield Fund, Class Z (a)	423,744	3,673,861
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	135,982	1,565,154
MassMutual Premier International Bond Fund, Class S (a)	344,634	3,487,701
MassMutual Premier International Equity Fund, Class S (a)	543,008	6,298,888
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	472,791	4,907,566
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	196,684	2,061,246
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	752,415	8,284,087
MassMutual Premier Value Fund, Class S (a)	71,973	978,833
MassMutual Select Blue Chip Growth Fund, Class S (a)	541,456	5,853,138
MassMutual Select Core Opportunities Fund, Class S (a)	198,244	1,722,738
MassMutual Select Diversified International Fund, Class S (a)	1,147,036	6,538,103
MassMutual Select Diversified Value Fund, Class S (a)	790,142	7,008,560
MassMutual Select Focused Value Fund, Class Z (a)	179,487	3,047,688
MassMutual Select Fundamental Value Fund, Class Z (a)	1,076,393	10,806,986
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	751,003	5,557,422
MassMutual Select Large Cap Growth Fund, Class S (a)	974,235	7,657,487
MassMutual Select Large Cap Value Fund, Class S (a)	184,211	1,856,845
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	600,762	8,572,878
MassMutual Select Mid-Cap Value Fund, Class S (a)	827,050	8,014,116
MassMutual Select Overseas Fund, Class Z (a)	2,853,515	17,863,004

	Number of Shares	Value
MassMutual Select PIMCO Total Return Fund, Class Z (a)	59,012	$588,943
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	197,250	2,793,053
MassMutual Select Small Cap Value Equity Fund, Class S (a)	337,354	3,053,058
MassMutual Select Small Company Growth Fund, Class S (a) (b)	245,859	2,414,335
MassMutual Select Small Company Value Fund, Class Z (a)	220,640	2,819,783
MassMutual Select Strategic Bond Fund, Class S (a)	97,995	971,135
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	1,885,329	6,315,852
Oppenheimer Developing Markets Fund, Class Y (a)	43,187	1,251,127
Oppenheimer Real Estate Fund, Class Y (a)	383,004	7,759,654

		176,930,260

TOTAL MUTUAL FUNDS (Cost $175,886,000)		176,930,260

TOTAL LONG-TERM INVESTMENTS (Cost $175,886,000)		176,930,260

TOTAL INVESTMENTS — 100.1% (Cost $175,886,000) (c)		176,930,260

Other Assets/(Liabilities) — (0.1)%		(124,376)

NET ASSETS — 100.0%		$176,805,884

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 101.5%
Diversified Financial — 101.5%
MassMutual Premier Core Bond Fund, Class Z (a)	2,337	$26,312
MassMutual Premier Disciplined Growth Fund, Class S (a)	11,101	105,681
MassMutual Premier Disciplined Value Fund, Class S (a)	9,827	96,793
MassMutual Premier Focused International Fund, Class Z (a)	2,373	24,935
MassMutual Premier High Yield Fund, Class Z (a)	1,978	17,149
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	525	6,040
MassMutual Premier International Bond Fund, Class S (a)	1,720	17,411
MassMutual Premier International Equity Fund, Class S (a)	4,882	56,627
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	1,411	14,643
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	709	7,434
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	6,730	74,100
MassMutual Premier Value Fund, Class S (a)	729	9,910
MassMutual Select Blue Chip Growth Fund, Class S (a)	4,865	52,589
MassMutual Select Core Opportunities Fund, Class S (a)	1,702	14,791
MassMutual Select Diversified International Fund, Class S (a)	10,435	59,479
MassMutual Select Diversified Value Fund, Class S (a)	6,806	60,373
MassMutual Select Focused Value Fund, Class Z (a)	1,636	27,774
MassMutual Select Fundamental Value Fund, Class Z (a)	9,340	93,773
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	6,594	48,792
MassMutual Select Large Cap Growth Fund, Class S (a)	7,423	58,342
MassMutual Select Large Cap Value Fund, Class S (a)	1,844	18,588
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	4,875	69,559
MassMutual Select Mid-Cap Value Fund, Class S (a)	7,414	71,839
MassMutual Select Overseas Fund, Class Z (a)	24,901	155,881
MassMutual Select PIMCO Total Return Fund, Class Z (a)	234	2,340

	Number of Shares	Value
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	2,557	$36,206
MassMutual Select Small Cap Value Equity Fund, Class S (a)	4,199	38,005
MassMutual Select Small Company Growth Fund, Class S (a) (b)	2,736	26,864
MassMutual Select Small Company Value Fund, Class Z (a)	2,080	26,584
MassMutual Select Strategic Bond Fund, Class S (a)	371	3,675
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	16,743	56,089
Oppenheimer Developing Markets Fund, Class Y (a)	243	7,026
Oppenheimer Real Estate Fund, Class Y (a)	3,386	68,593

		1,454,197

TOTAL MUTUAL FUNDS (Cost $1,525,235)		1,454,197

TOTAL LONG-TERM INVESTMENTS (Cost $1,525,235)		1,454,197

TOTAL INVESTMENTS — 101.5% (Cost $1,525,235) (c)		1,454,197

Other Assets/(Liabilities) — (1.5)%		(20,896)

NET ASSETS — 100.0%		$1,433,301

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	55,186	$621,397
MassMutual Premier Disciplined Growth Fund, Class S (a)	262,225	2,496,383
MassMutual Premier Disciplined Value Fund, Class S (a)	229,810	2,263,624
MassMutual Premier Focused International Fund, Class Z (a)	56,612	594,990
MassMutual Premier High Yield Fund, Class Z (a)	51,575	447,153
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	8,913	102,585
MassMutual Premier International Bond Fund, Class S (a)	38,519	389,815
MassMutual Premier International Equity Fund, Class S (a)	120,065	1,392,755
MassMutual Premier Main Street Small/Mid Cap Fund, Class S (a)	60,025	623,060
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	19,466	204,008
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	154,680	1,703,031
MassMutual Premier Value Fund, Class S (a)	13,861	188,508
MassMutual Select Blue Chip Growth Fund, Class S (a)	115,804	1,251,845
MassMutual Select Core Opportunities Fund, Class S (a)	40,149	348,897
MassMutual Select Diversified International Fund, Class S (a)	242,920	1,384,647
MassMutual Select Diversified Value Fund, Class S (a)	165,756	1,470,257
MassMutual Select Focused Value Fund, Class Z (a)	40,172	682,115
MassMutual Select Fundamental Value Fund, Class Z (a)	226,634	2,275,401
MassMutual Select Growth Opportunities Fund, Class S (a) (b)	162,116	1,199,660
MassMutual Select Large Cap Growth Fund, Class S (a)	181,266	1,424,750
MassMutual Select Large Cap Value Fund, Class S (a)	45,416	457,789
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a) (b)	116,428	1,661,421
MassMutual Select Mid-Cap Value Fund, Class S (a)	172,265	1,669,244
MassMutual Select Overseas Fund, Class Z (a)	591,861	3,705,048
MassMutual Select PIMCO Total Return Fund, Class Z (a)	7,916	78,998

	Number of Shares	Value
MassMutual Select Small Cap Growth Equity Fund, Class Z (a) (b)	48,146	$681,752
MassMutual Select Small Cap Value Equity Fund, Class S (a)	87,135	788,572
MassMutual Select Small Company Growth Fund, Class S (a) (b)	66,786	655,836
MassMutual Select Small Company Value Fund, Class Z (a)	50,325	643,155
MassMutual Select Strategic Bond Fund, Class S (a)	7,384	73,180
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	387,856	1,299,316
Oppenheimer Developing Markets Fund, Class Y (a)	7,805	226,116
Oppenheimer Real Estate Fund, Class Y (a)	79,483	1,610,334

		34,615,642

TOTAL MUTUAL FUNDS (Cost $36,644,102)		34,615,642

TOTAL LONG-TERM INVESTMENTS (Cost $36,644,102)		34,615,642

TOTAL INVESTMENTS — 100.1% (Cost $36,644,102) (c)		34,615,642

Other Assets/(Liabilities) — (0.1)%		(32,720)

NET ASSETS — 100.0%		$34,582,922

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 7) (a)	$266,607,521	$515,051,928

Total investments	266,607,521	515,051,928

Receivables from:
Investments sold	494,084	2,807,652
Investment adviser (Note 3)	-	-
Fund shares sold	1,563	20,599
Interest and dividends	26	6

Total assets	267,103,194	517,880,185

Liabilities:
Payables for:
Investments purchased	36	191
Fund shares repurchased	495,638	2,828,066
Trustees’ fees and expenses (Note 3)	1,078	2,165
Affiliates (Note 3):
Investment management fees	11,219	21,233
Administration fees	35,719	74,312
Service fees	102,264	229,940
Distribution fees	-	-
Accrued expense and other liabilities	30,597	34,292

Total liabilities	676,551	3,190,199

Net assets	$266,426,643	$514,689,986

Net assets consist of:
Paid-in capital	$274,309,871	$540,770,262
Undistributed (accumulated) net investment income (loss)	503	983
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,338,313	4,684,761
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(10,222,044)	(30,766,020)

Net assets	$266,426,643	$514,689,986

(a) Cost of investments — affiliated issuers:	$276,829,565	$545,817,948

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$373,661,787	$61,629,061	$96,667,020	$101,054,187	$3,302,869

373,661,787	61,629,061	96,667,020	101,054,187	3,302,869

1,414,676	217,061	3,011,033	659,542	-
-	9,138	-	-	6,105
293,013	8,475	131,003	125,659	259
-	-	11	7	-

375,369,476	61,863,735	99,809,067	101,839,395	3,309,233

3,458	116	1,528	1,019	149
1,704,231	225,420	3,140,519	784,189	110
1,560	254	34,661	30,112	86

15,876	2,607	4,196	4,314	101
53,882	8,848	11,478	10,247	154
159,527	24,467	18,755	17,735	327
-	-	69	840	-
32,003	27,605	28,395	28,539	26,671

1,970,537	289,317	3,239,601	876,995	27,598

$373,398,939	$61,574,418	$96,569,466	$100,962,400	$3,281,635

$398,769,481	$66,229,149	$124,673,754	$138,006,002	$3,297,066
701	114	2,603,081	2,468,163	-
-	-	-	-	(75)
3,925,612	733,751	(30,747,638)	(38,628,126)	24,537
(29,296,855)	(5,388,596)	40,269	(883,639)	(39,893)

$373,398,939	$61,574,418	$96,569,466	$100,962,400	$3,281,635

$402,958,642	$67,017,657	$96,626,751	$101,937,826	$3,342,762

45

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class A shares:
Net assets	$166,103,166	$366,491,684

Shares outstanding (a)	17,132,351	38,527,826

Net asset value and redemption price per share	$9.70	$9.51

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.29	$10.09

Class L shares:
Net assets	$97,538,618	$144,705,185

Shares outstanding (a)	10,060,037	15,211,979

Net asset value, offering price and redemption price per share	$9.70	$9.51

Class Y shares:
Net assets	$2,684,473	$3,395,275

Shares outstanding (a)	276,932	356,860

Net asset value, offering price and redemption price per share	$9.69	$9.51

Class S shares:
Net assets	$100,386	$97,842

Shares outstanding (a)	10,354	10,286

Net asset value, offering price and redemption price per share	$9.70	$9.51

Class N shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$251,598,180	$39,019,206	$28,692,983	$26,892,171	$568,434

26,873,539	4,203,774	2,939,469	2,722,387	55,605

$9.36	$9.28	$9.76	$9.88	$10.22

$9.93	$9.85	$10.36	$10.48	$10.84

$119,857,995	$22,366,035	$31,553,597	$11,269,846	$135,412

12,803,102	2,409,687	3,206,088	1,134,335	13,210

$9.36	$9.28	$9.84	$9.94	$10.25

$1,847,203	$94,578	$20,600,912	$26,948,838	$322,962

197,416	10,190	2,091,479	2,710,823	31,503

$9.36	$9.28	$9.85	$9.94	$10.25

$95,561	$94,599	$15,610,471	$34,639,337	$2,254,827

10,208	10,192	1,586,679	3,479,523	219,899

$9.36	$9.28	$9.84	$9.96	$10.25

$-	$-	$111,503	$1,212,208	$-

-	-	11,419	123,415	-

$-	$-	$9.76	$9.82	$-

47

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Assets:
Investments, at value — affiliated issuers (Note 7) (a)	$351,439,250	$2,023,466

Total investments	351,439,250	2,023,466

Receivables from:
Investments sold	1,606,057	-
Investment adviser (Note 3)	-	6,050
Fund shares sold	169,120	1,239

Total assets	353,214,427	2,030,755

Liabilities:
Payables for:
Investments purchased	4,901	1,130
Fund shares repurchased	1,770,277	108
Trustees’ fees and expenses (Note 3)	91,806	79
Affiliates (Note 3):
Investment management fees	14,872	83
Administration fees	40,803	182
Service fees	55,563	407
Distribution fees	1,650	-
Accrued expense and other liabilities	32,103	26,535

Total liabilities	2,011,975	28,524

Net assets	$351,202,452	$2,002,231

Net assets consist of:
Paid-in capital	$465,569,763	$2,058,535
Undistributed (accumulated) net investment income (loss)	6,937,397	-
Distributions in excess of net investment income	-	(69)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(122,987,759)	31,850
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,683,051	(88,085)

Net assets	$351,202,452	$2,002,231

(a) Cost of investments — affiliated issuers:	$349,756,199	$2,111,551

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$289,719,566	$1,886,277	$176,930,260	$1,454,197	$34,615,642

289,719,566	1,886,277	176,930,260	1,454,197	34,615,642

3,251,359	-	2,226,903	-	-
-	6,236	-	6,109	5,498
406,861	2,934	226,097	2,918	108,539

293,377,786	1,895,447	179,383,260	1,463,224	34,729,679

5,487	2,934	4,059	2,918	101,169
3,652,732	-	2,448,941	-	7,370
70,244	79	41,598	70	2,903

12,335	78	7,535	60	1,423
32,821	150	17,670	109	2,216
43,293	359	26,567	181	3,699
1,748	-	1,558	-	797
31,001	26,614	29,448	26,585	27,180

3,849,661	30,214	2,577,376	29,923	146,757

$289,528,125	$1,865,233	$176,805,884	$1,433,301	$34,582,922

$385,836,303	$1,933,916	$232,776,899	$1,476,154	$36,953,826
4,872,638	-	2,675,267	-	-
-	(69)	-	(62)	(2,142)
(102,694,042)	34,154	(59,690,542)	28,247	(340,302)
1,513,226	(102,768)	1,044,260	(71,038)	(2,028,460)

$289,528,125	$1,865,233	$176,805,884	$1,433,301	$34,582,922

$288,206,340	$1,989,045	$175,886,000	$1,525,235	$36,644,102

49

MassMutual RetireSMART Funds — Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Class A shares:
Net assets	$86,264,481	$701,087

Shares outstanding (a)	9,232,317	70,485

Net asset value and redemption price per share	$9.34	$9.95

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$9.91	$10.56

Class L shares:
Net assets	$87,576,713	$291,131

Shares outstanding (a)	9,293,796	29,214

Net asset value, offering price and redemption price per share	$9.42	$9.97

Class Y shares:
Net assets	$60,387,849	$124,603

Shares outstanding (a)	6,417,321	12,499

Net asset value, offering price and redemption price per share	$9.41	$9.97

Class S shares:
Net assets	$114,389,453	$885,410

Shares outstanding (a)	12,132,183	88,801

Net asset value, offering price and redemption price per share	$9.43	$9.97

Class N shares:
Net assets	$2,583,956	$-

Shares outstanding (a)	278,996	-

Net asset value, offering price and redemption price per share	$9.26	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$65,875,971	$602,977	$40,995,288	$330,935	$5,615,665

7,115,727	60,661	4,430,156	33,627	730,733

$9.26	$9.94	$9.25	$9.84	$7.68

$9.82	$10.55	$9.81	$10.44	$8.15

$71,616,009	$171,267	$41,790,649	$231,468	$2,046,754

7,667,566	17,200	4,472,646	23,480	265,718

$9.34	$9.96	$9.34	$9.86	$7.70

$52,741,922	$155,323	$24,980,597	$120,896	$6,669,980

5,656,223	15,595	2,676,133	12,255	865,516

$9.32	$9.96	$9.33	$9.87	$7.71

$96,501,328	$935,666	$66,536,958	$750,002	$18,944,697

10,327,185	93,938	7,116,905	76,028	2,457,569

$9.34	$9.96	$9.35	$9.86	$7.71

$2,792,895	$-	$2,502,392	$-	$1,305,826

303,875	-	272,318	-	169,978

$9.19	$-	$9.19	$-	$7.68

51

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MassMutual RetireSMART Conservative Fund*	MassMutual RetireSMART Moderate Fund*
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$6,446,538	$10,930,937

Total investment income	6,446,538	10,930,937

Expenses (Note 3):
Investment management fees	69,107	133,562
Custody fees	18,009	18,260
Audit fees	30,206	30,332
Legal fees	6,572	13,408
Proxy fees	-	-
Shareholder reporting fees	15,287	30,088
Trustees’ fees	2,698	5,520

	141,879	231,170
Administration fees:
Class A	137,088	337,851
Class L	83,553	139,105
Class Y	208	384
Class S	21	26
Class N	-	-
Distribution fees:
Class N	-	-
Service fees:
Class A	214,200	496,840
Class N	-	-

Total expenses	576,949	1,205,376
Expenses waived (Note 3):
Class A fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class S fees waived by adviser	-	-

Net expenses	576,949	1,205,376

Net investment income (loss)	5,869,589	9,725,561

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	411,332	(1,430,512)
Realized gain distributions — affiliated issuers (Note 7)	4,417,422	9,199,568

Net realized gain (loss)	4,828,754	7,769,056

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(10,222,044)	(30,766,020)

Net change in unrealized appreciation (depreciation)	(10,222,044)	(30,766,020)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(5,393,290)	(22,996,964)

Net increase (decrease) in net assets resulting from operations	$476,299	$(13,271,403)

* Fund commenced operations on June 20, 2011.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund*	MassMutual RetireSMART Growth Fund*	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$6,602,399	$953,145	$2,432,397	$2,356,063	$45,022

6,602,399	953,145	2,432,397	2,356,063	45,022

102,219	16,749	50,430	53,473	858
17,767	17,365	32,347	32,486	29,661
30,266	30,119	30,303	30,306	30,241
9,726	1,587	313	448	12
-	-	918	918	918
23,193	5,961	7,821	7,972	3,223
4,010	655	7,824	8,250	115

187,181	72,436	129,956	133,853	65,028

235,568	35,907	53,400	56,592	671
111,627	20,867	56,744	24,092	212
138	46	14,731	25,792	208
26	25	2,739	6,994	98
-	-	237	2,371	-

-	-	271	2,386	-

346,424	52,804	79,685	74,155	904
-	-	271	2,386	-

880,964	182,085	338,034	328,621	67,121

-	(28,792)	-	-	(13,481)
-	(16,707)	-	-	(4,328)
-	(69)	-	-	(9,505)
-	(69)	-	-	(36,342)

880,964	136,448	338,034	328,621	3,465

5,721,435	816,697	2,094,363	2,027,442	41,557

(2,407,347)	(384,265)	11,122,591	10,870,758	63,610
7,111,021	1,286,995	1,536,376	1,747,578	35,752

4,703,674	902,730	12,658,967	12,618,336	99,362

(29,296,855)	(5,388,596)	(12,129,410)	(13,874,364)	(111,546)

(29,296,855)	(5,388,596)	(12,129,410)	(13,874,364)	(111,546)

(24,593,181)	(4,485,866)	529,557	(1,256,028)	(12,184)

$(18,871,746)	$(3,669,169)	$2,623,920	$771,414	$29,373

53

MassMutual RetireSMART Funds — Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$7,252,530	$37,323

Total investment income	7,252,530	37,323

Expenses (Note 3):
Investment management fees	185,174	776
Custody fees	31,551	31,103
Audit fees	30,469	30,241
Legal fees	1,354	11
Proxy fees	918	918
Shareholder reporting fees	19,859	3,227
Trustees’ fees	28,411	105

	297,736	66,381
Administration fees:
Class A	181,519	884
Class L	193,367	328
Class Y	63,906	95
Class S	29,231	79
Class N	3,880	-
Distribution fees:
Class N	3,749	-
Service fees:
Class A	229,893	1,190
Class N	3,749	-

Total expenses	1,007,030	68,957
Expenses waived (Note 3):
Class A fees waived by adviser	-	(20,062)
Class L fees waived by adviser	-	(7,348)
Class Y fees waived by adviser	-	(4,849)
Class S fees waived by adviser	-	(32,923)
Class N fees waived by adviser	-	-

Net expenses	1,007,030	3,775

Net investment income (loss)	6,245,500	33,548

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	26,655,524	54,614
Realized gain distributions — affiliated issuers (Note 7)	6,331,333	40,978

Net realized gain (loss)	32,986,857	95,592

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(46,575,732)	(170,268)

Net change in unrealized appreciation (depreciation)	(46,575,732)	(170,268)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(13,588,875)	(74,676)

Net increase (decrease) in net assets resulting from operations	$(7,343,375)	$(41,128)

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$5,290,023	$31,745	$2,949,228	$21,638	$514,982

5,290,023	31,745	2,949,228	21,638	514,982

150,470	776	92,468	629	14,974
31,110	29,209	31,241	30,028	30,896
30,425	30,241	30,354	30,240	30,257
1,126	12	698	8	151
918	918	918	918	918
16,672	3,258	11,359	3,231	4,457
22,874	104	14,018	92	2,096

253,595	64,518	181,056	65,146	83,749

138,295	776	77,543	388	7,492
152,488	264	88,730	284	3,639
55,648	124	23,060	98	4,892
21,418	85	7,581	78	1,742
3,599	-	3,025	-	1,470

3,476	-	3,055	-	1,486

177,476	1,037	105,839	524	10,185
3,476	-	3,055	-	1,486

809,471	66,804	492,944	66,518	116,141

-	(16,972)	-	(10,727)	(8,697)
-	(5,867)	-	(7,796)	(4,230)
-	(6,125)	-	(6,069)	(12,507)
-	(34,339)	-	(39,541)	(33,044)
-	-	-	-	(1,334)

809,471	3,501	492,944	2,385	56,329

4,480,552	28,244	2,456,284	19,253	458,653

22,797,202	49,545	17,136,068	49,361	3,339,423
6,211,008	42,168	4,020,892	34,284	790,487

29,008,210	91,713	21,156,960	83,645	4,129,910

(44,266,034)	(188,003)	(31,078,925)	(163,144)	(6,085,772)

(44,266,034)	(188,003)	(31,078,925)	(163,144)	(6,085,772)

(15,257,824)	(96,290)	(9,921,965)	(79,499)	(1,955,862)

$(10,777,272)	$(68,046)	$(7,465,681)	$(60,246)	$(1,497,209)

55

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

MassMutual RetireSMART Conservative Fund
Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,869,589
Net realized gain (loss) on investment transactions	4,828,754
Net change in unrealized appreciation (depreciation) on investments	(10,222,044)

Net increase (decrease) in net assets resulting from operations	476,299

Distributions to shareholders (Note 2):
From net investment income:
Class A	(4,792,499)
Class L	(2,939,191)
Class Y	(92,383)
Class S	(3,089)

Total distributions from net investment income	(7,827,162)

From net realized gains:
Class A	(392,410)
Class L	(230,607)
Class Y	(7,065)
Class S	(237)

Total distributions from net realized gains	(630,319)

Net fund share transactions (Note 5):
Class A	171,060,675
Class L	100,470,340
Class Y	2,773,384
Class S	103,426

Increase (decrease) in net assets from fund share transactions	274,407,825

Total increase (decrease) in net assets	266,426,643
Net assets
End of year	$266,426,643

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$503

*	Fund commenced operations on June 20, 2011.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART Moderate Fund	MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund
Period Ended December 31, 2011*	Period Ended December 31, 2011*	Period Ended December 31, 2011*

$9,725,561	$5,721,435	$816,697
7,769,056	4,703,674	902,730
(30,766,020)	(29,296,855)	(5,388,596)

(13,271,403)	(18,871,746)	(3,669,169)

(8,580,477)	(4,388,180)	(551,676)
(3,582,853)	(2,243,509)	(342,522)
(89,674)	(30,327)	(1,493)
(2,471)	(1,847)	(1,513)

(12,255,475)	(6,663,863)	(897,204)

(561,005)	-	(72,100)
(221,790)	-	(40,924)
(5,367)	-	(173)
(149)	-	(173)

(788,311)	-	(113,370)

385,282,929	269,025,816	41,969,292
152,145,278	127,925,113	24,081,317
3,474,248	1,881,672	101,766
102,720	101,947	101,786

541,005,175	398,934,548	66,254,161

514,689,986	373,398,939	61,574,418

$514,689,986	$373,398,939	$61,574,418

$983	$701	$114

57

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART In Retirement Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,094,363	$2,261,441
Net realized gain (loss) on investment transactions	12,658,967	4,883,343
Net change in unrealized appreciation (depreciation) on investments	(12,129,410)	2,886,643

Net increase (decrease) in net assets resulting from operations	2,623,920	10,031,427

Distributions to shareholders (Note 2):
From net investment income:
Class A	(773,547)	(816,134)
Class L	(878,299)	(967,462)
Class Y	(598,239)	(472,100)
Class S	(376,105)	(494,115)
Class N	(2,566)	(2,226)

Total distributions from net investment income	(2,628,756)	(2,752,037)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(6,436,528)	(1,362,043)
Class L	(6,163,550)	(3,303,097)
Class Y	1,545,094	(481,104)
Class S	2,154,959	(2,577,218)
Class N	8,060	(7,588)

Increase (decrease) in net assets from fund share transactions	(8,891,965)	(7,731,050)

Total increase (decrease) in net assets	(8,896,801)	(451,660)
Net assets
Beginning of year	105,466,267	105,917,927

End of year	$96,569,466	$105,466,267

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,603,081	$2,600,673

Distributions in excess of net investment income included in net assets at end of year	$-	$-

**	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART 2010 Fund		MassMutual RetireSMART 2015 Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Period Ended December 31, 2010**

$2,027,442	$1,966,149	$41,557	$22,430
12,618,336	3,468,064	99,362	12,336
(13,874,364)	7,077,446	(111,546)	71,653

771,414	12,511,659	29,373	106,419

(550,720)	(658,517)	(7,405)	(5,450)
(271,219)	(291,793)	(1,939)	(2,057)
(663,636)	(573,167)	(4,864)	(2,770)
(836,764)	(1,167,060)	(34,707)	(15,020)
(32,071)	(7,683)	-	-

(2,354,410)	(2,698,220)	(48,915)	(25,297)

-	-	(13,473)	(254)
-	-	(3,382)	(93)
-	-	(7,645)	(120)
-	-	(51,467)	(645)

-	-	(75,967)	(1,112)

(5,026,211)	(6,241,649)	285,738	287,131
(1,674,150)	(1,737,480)	30,000	103,439
(489,690)	(1,605,809)	191,521	136,350
1,972,903	(14,036,845)	1,547,190	715,765
767,500	(86,096)	-	-

(4,449,648)	(23,707,879)	2,054,449	1,242,685

(6,032,644)	(13,894,440)	1,958,940	1,322,695

106,995,044	120,889,484	1,322,695	-

$100,962,400	$106,995,044	$3,281,635	$1,322,695

$2,468,163	$2,328,900	$-	$682

$-	$-	$(75)	$-

59

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2020 Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,245,500	$5,388,528
Net realized gain (loss) on investment transactions	32,986,857	(15,557,289)
Net change in unrealized appreciation (depreciation) on investments	(46,575,732)	57,131,186

Net increase (decrease) in net assets resulting from operations	(7,343,375)	46,962,425

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,311,774)	(1,302,287)
Class L	(1,575,022)	(1,698,876)
Class Y	(1,193,382)	(1,027,178)
Class S	(2,117,608)	(2,018,294)
Class N	(50,138)	(6,443)

Total distributions from net investment income	(6,247,924)	(6,053,078)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(4,666,847)	(10,293,218)
Class L	(18,902,880)	(17,049,686)
Class Y	(4,662,614)	(3,351,807)
Class S	14,467,250	(7,430,243)
Class N	2,231,289	(37,244)

Increase (decrease) in net assets from fund share transactions	(11,533,802)	(38,162,198)

Total increase (decrease) in net assets	(25,125,101)	2,747,149
Net assets
Beginning of year	376,327,553	373,580,404

End of year	$351,202,452	$376,327,553

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$6,937,397	$6,186,849

Distributions in excess of net investment income included in net assets at end of year	$-	$-

**	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART 2025 Fund		MassMutual RetireSMART 2030 Fund		MassMutual RetireSMART 2035 Fund
Year Ended December 31, 2011	Period Ended December 31, 2010**	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Period Ended December 31, 2010**

$33,548	$17,351	$4,480,552	$3,430,269	$28,244	$14,289
95,592	9,191	29,008,210	(18,358,397)	91,713	7,924
(170,268)	82,183	(44,266,034)	54,803,754	(188,003)	85,235

(41,128)	108,725	(10,777,272)	39,875,626	(68,046)	107,448

(12,148)	(3,549)	(722,275)	(754,308)	(9,406)	(1,690)
(5,614)	(1,633)	(987,803)	(1,059,854)	(2,876)	(1,461)
(2,446)	(1,706)	(821,724)	(681,875)	(2,763)	(1,517)
(17,920)	(12,191)	(1,330,822)	(1,287,892)	(17,151)	(10,869)
-	-	(41,245)	(2,895)	-	-

(38,128)	(19,079)	(3,903,869)	(3,786,824)	(32,196)	(15,537)

(22,927)	-	-	-	(19,238)	-
(9,856)	-	-	-	(5,475)	-
(4,195)	-	-	-	(5,077)	-
(29,789)	-	-	-	(30,638)	-

(66,767)	-	-	-	(60,428)	-

501,889	235,831	(4,854,328)	(6,518,808)	510,239	134,441
197,004	101,898	(7,735,994)	(19,246,964)	74,192	102,832
24,133	101,806	(1,288,589)	(4,446,442)	60,655	101,672
183,756	712,291	14,584,012	190,997	238,992	710,969
-	-	2,662,161	(51,273)	-	-

906,782	1,151,826	3,367,262	(30,072,490)	884,078	1,049,914

760,759	1,241,472	(11,313,879)	6,016,312	723,408	1,141,825

1,241,472	-	300,842,004	294,825,692	1,141,825	-

$2,002,231	$1,241,472	$289,528,125	$300,842,004	$1,865,233	$1,141,825

$-	$691	$4,872,638	$3,863,504	$-	$688

$(69)	$-	$-	$-	$(69)	$-

61

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2040 Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,456,284	$1,803,398
Net realized gain (loss) on investment transactions	21,156,960	(8,254,232)
Net change in unrealized appreciation (depreciation) on investments	(31,078,925)	30,926,074

Net increase (decrease) in net assets resulting from operations	(7,465,681)	24,475,240

Distributions to shareholders (Note 2):
From net investment income:
Class A	(361,014)	(364,298)
Class L	(527,108)	(527,823)
Class Y	(341,739)	(257,023)
Class S	(830,492)	(708,747)
Class N	(31,854)	(1,721)

Total distributions from net investment income	(2,092,207)	(1,859,612)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(1,279,289)	(2,001,283)
Class L	(7,920,749)	(10,993,955)
Class Y	520,437	(1,294,305)
Class S	8,289,567	3,945,165
Class N	2,461,763	(6,636)

Increase (decrease) in net assets from fund share transactions	2,071,729	(10,351,014)

Total increase (decrease) in net assets	(7,486,159)	12,264,614
Net assets
Beginning of year	184,292,043	172,027,429

End of year	$176,805,884	$184,292,043

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,675,267	$2,064,497

Distributions in excess of net investment income included in net assets at end of year	$-	$-

**	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART 2045 Fund		MassMutual RetireSMART 2050 Fund
Year Ended December 31, 2011	Period Ended December 31, 2010**	Year Ended December 31, 2011	Year Ended December 31, 2010

$19,253	$12,489	$458,653	$244,050
83,645	6,299	4,129,910	1,460,746
(163,144)	92,106	(6,085,772)	1,470,411

(60,246)	110,894	(1,497,209)	3,175,207

(4,416)	(1,346)	(71,939)	(23,790)
(3,469)	(1,222)	(28,347)	(18,739)
(1,887)	(1,297)	(100,516)	(51,244)
(12,126)	(9,330)	(294,360)	(164,298)
-	-	(16,504)	(465)

(21,898)	(13,195)	(511,666)	(258,536)

(13,025)	-	(282,956)	(44,530)
(9,339)	-	(107,222)	(29,199)
(4,986)	-	(345,080)	(74,281)
(31,118)	-	(988,274)	(230,303)
-	-	(70,019)	(1,468)

(58,468)	-	(1,793,551)	(379,781)

220,800	127,907	3,332,727	1,111,958
141,468	101,322	438,292	391,293
22,355	101,397	2,571,644	1,314,020
51,535	709,430	6,013,495	1,909,493
-	-	1,409,849	1,933

436,158	1,040,056	13,766,007	4,728,697

295,546	1,137,755	9,963,581	7,265,587

1,137,755	-	24,619,341	17,353,754

$1,433,301	$1,137,755	$34,582,922	$24,619,341

$-	$726	$-	$13,024

$(62)	$-	$(2,142)	$-

63

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11 +	$10.00	$0.22	$(0.21)	$0.01	$(0.29)	$(0.02)	$(0.31)	$9.70	0.14%	**	$166,103	0.51%	*	4.17%	*	20%	**»
Class L
12/31/11 +	$10.00	$0.23	$(0.21)	$0.02	$(0.30)	$(0.02)	$(0.32)	$9.70	0.26%	**	$97,539	0.26%	*	4.26%	*	20%	**»
Class Y
12/31/11 +	$10.00	$1.42	$(1.40)	$0.02	$(0.31)	$(0.02)	$(0.33)	$9.69	0.24%	**	$2,684	0.18%	*	26.89%	*	20%	**»
Class S
12/31/11 +	$10.00	$0.24	$(0.21)	$0.03	$(0.31)	$(0.02)	$(0.33)	$9.70	0.33%	**	$100	0.14%	*	4.44%	*	20%	**»

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
»	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11 +	$10.00	$0.18	$(0.43)	$(0.25)	$(0.23)	$(0.01)	$(0.24)	$9.51	(2.47%	) **	$366,492	0.50%	*	3.41%	*	19%	**»
Class L
12/31/11 +	$10.00	$0.18	$(0.42)	$(0.24)	$(0.24)	$(0.01)	$(0.25)	$9.51	(2.35%	) **	$144,705	0.25%	*	3.53%	*	19%	**»
Class Y
12/31/11 +	$10.00	$0.83	$(1.06)	$(0.23)	$(0.25)	$(0.01)	$(0.26)	$9.51	(2.26%	) **	$3,395	0.17%	*	16.08%	*	19%	**»
Class S
12/31/11 +	$10.00	$0.20	$(0.43)	$(0.23)	$(0.25)	$(0.01)	$(0.26)	$9.51	(2.28%	) **	$98	0.13%	*	3.82%	*	19%	**»

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
»	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

65

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11 +	$10.00	$0.14	$(0.61)	$(0.47)	$(0.17)	$(0.17)	$9.36	(4.75%	) **	$251,598	0.51%	*	2.71%	*	13%	**»
Class L
12/31/11 +	$10.00	$0.15	$(0.61)	$(0.46)	$(0.18)	$(0.18)	$9.36	(4.61%	) **	$119,858	0.26%	*	2.96%	*	13%	**»
Class Y
12/31/11 +	$10.00	$0.80	$(1.25)	$(0.45)	$(0.19)	$(0.19)	$9.36	(4.53%	) **	$1,847	0.18%	*	15.80%	*	13%	**»
Class S
12/31/11 +	$10.00	$0.16	$(0.62)	$(0.46)	$(0.18)	$(0.18)	$9.36	(4.55%	) **	$96	0.14%	*	3.14%	*	13%	**»

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
»	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11 +	$10.00	$0.12	$(0.69)	$(0.57)	$(0.13)	$(0.02)	$(0.15)	$9.28	(5.70%	) **	$39,019	0.64%	*	0.50%	*#	2.36%	*	14%	**»
Class L
12/31/11 +	$10.00	$0.13	$(0.69)	$(0.56)	$(0.14)	$(0.02)	$(0.16)	$9.28	(5.58%	) **	$22,366	0.39%	*	0.25%	*#	2.57%	*	14%	**»
Class Y
12/31/11 +	$10.00	$0.14	$(0.69)	$(0.55)	$(0.15)	$(0.02)	$(0.17)	$9.28	(5.53%	) **	$95	0.31%	*	0.17%	*#	2.70%	*	14%	**»
Class S
12/31/11 +	$10.00	$0.14	$(0.69)	$(0.55)	$(0.15)	$(0.02)	$(0.17)	$9.28	(5.51%	) **	$95	0.27%	*	0.13%	*#	2.75%	*	14%	**»

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
+	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
»	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 16% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

67

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.79	$0.17	$0.05	$0.22	$(0.25)	$-	$-	$(0.25)	$9.76	2.27%		$28,693	0.55%	1.68%	111%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	-	-	(0.23)	9.79	9.67%		35,125	0.52%	1.99%	32%
12/31/09	7.65	0.16	1.34	1.50	-	-	-	-	9.15	19.61%		34,104	0.52%	1.94%	36%
12/31/08	9.95	0.39	(2.01)	(1.62)	(0.40)	(0.22)	(0.06)	(0.68)	7.65	(16.46%	)	43,223	0.49%	4.27%	35%
12/31/07	10.23	0.34	0.18	0.52	(0.41)	(0.39)	-	(0.80)	9.95	5.10%		52,667	0.48%	3.24%	42%
Class L
12/31/11	$9.87	$0.20	$0.04	$0.24	$(0.27)	$-	$-	$(0.27)	$9.84	2.52%		$31,554	0.30%	1.98%	111%
12/31/10	9.22	0.21	0.69	0.90	(0.25)	-	-	(0.25)	9.87	9.98%		37,663	0.27%	2.21%	32%
12/31/09	7.69	0.17	1.36	1.53	-	-	-	-	9.22	19.90%		38,375	0.27%	2.05%	36%
12/31/08	9.99	0.34	(1.95)	(1.61)	(0.41)	(0.22)	(0.06)	(0.69)	7.69	(16.29%	)	55,874	0.24%	3.61%	35%
12/31/07	10.27	0.36	0.19	0.55	(0.44)	(0.39)	-	(0.83)	9.99	5.43%		88,901	0.23%	3.45%	42%
Class Y
12/31/11	$9.88	$0.25	$0.01	$0.26	$(0.29)	$-	$-	$(0.29)	$9.85	2.66%		$20,601	0.20%	2.47%	111%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	-	-	(0.26)	9.88	10.09%		19,112	0.17%	2.51%	32%
12/31/09	7.68	0.16	1.39	1.55	-	-	-	-	9.23	20.18%		18,370	0.17%	1.98%	36%
12/31/08	9.99	0.37	(1.97)	(1.60)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.20%	)	58,457	0.14%	3.94%	35%
12/31/07	10.27	0.31	0.25	0.56	(0.45)	(0.39)	-	(0.84)	9.99	5.47%		94,210	0.14%	2.92%	42%
Class S
12/31/11	$9.86	$0.26	$0.01	$0.27	$(0.29)	$-	$-	$(0.29)	$9.84	2.78%		$15,610	0.15%	2.62%	111%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	-	-	(0.27)	9.86	10.04%		13,462	0.15%	1.92%	32%
12/31/09	7.68	0.18	1.36	1.54	-	-	-	-	9.22	20.05%		14,963	0.15%	2.17%	36%
12/31/08	9.98	0.36	(1.95)	(1.59)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.17%	)	16,279	0.12%	3.86%	35%
12/31/07	10.27	0.40	0.16	0.56	(0.46)	(0.39)	-	(0.85)	9.98	5.55%		10,579	0.11%	3.79%	42%
Class N
12/31/11	$9.80	$0.17	$0.02	$0.19	$(0.23)	$-	$-	$(0.23)	$9.76	1.95%		$112	0.85%	1.68%	111%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	-	-	(0.21)	9.80	9.40%		104	0.82%	1.66%	32%
12/31/09	7.68	0.16	1.32	1.48	-	-	-	-	9.16	19.27%		105	0.82%	1.98%	36%
12/31/08	9.98	0.32	(1.98)	(1.66)	(0.36)	(0.22)	(0.06)	(0.64)	7.68	(16.76%	)	89	0.79%	3.42%	35%
12/31/07	10.26	0.31	0.18	0.49	(0.38)	(0.39)	-	(0.77)	9.98	4.78%		124	0.78%	3.01%	42%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$10.02	$0.16	$(0.10)	$0.06	$(0.20)	$-	$-	$(0.20)	$9.88	0.61%		$26,892	0.57%	N/A		1.55%	108%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	-	-	(0.19)	10.02	11.45%		32,254	0.54%	N/A		1.57%	38%
12/31/09	7.37	0.12	1.69	1.81	-	-	-	-	9.18	24.56%		35,657	0.54%	N/A		1.55%	39%
12/31/08	10.64	0.23	(2.86)	(2.63)	(0.30)	(0.24)	(0.10)	(0.64)	7.37	(25.05%	)	38,451	0.52%	N/A		2.40%	35%
12/31/07	10.77	0.31	0.27	0.58	(0.38)	(0.33)	-	(0.71)	10.64	5.51%		72,786	0.51%	0.51%	##	2.77%	43%
Class L
12/31/11	$10.09	$0.18	$(0.10)	$0.08	$(0.23)	$-	$-	$(0.23)	$9.94	0.82%		$11,270	0.32%	N/A		1.75%	108%
12/31/10	9.24	0.18	0.88	1.06	(0.21)	-	-	(0.21)	10.09	11.74%		13,103	0.29%	N/A		1.84%	38%
12/31/09	7.39	0.11	1.74	1.85	-	-	-	-	9.24	25.03%		13,710	0.29%	N/A		1.39%	39%
12/31/08	10.69	0.26	(2.89)	(2.63)	(0.32)	(0.24)	(0.11)	(0.67)	7.39	(24.95%	)	35,333	0.27%	N/A		2.68%	35%
12/31/07	10.82	0.34	0.27	0.61	(0.41)	(0.33)	-	(0.74)	10.69	5.82%		59,582	0.26%	0.26%	##	3.02%	43%
Class Y
12/31/11	$10.10	$0.21	$(0.13)	$0.08	$(0.24)	$-	$-	$(0.24)	$9.94	0.84%		$26,949	0.22%	N/A		2.09%	108%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	-	-	(0.23)	10.10	11.89%		27,844	0.19%	N/A		2.14%	38%
12/31/09	7.39	0.13	1.73	1.86	-	-	-	-	9.25	25.17%		27,126	0.19%	N/A		1.69%	39%
12/31/08	10.69	0.27	(2.89)	(2.62)	(0.33)	(0.24)	(0.11)	(0.68)	7.39	(24.84%	)	39,901	0.17%	N/A		2.78%	35%
12/31/07	10.82	0.36	0.26	0.62	(0.42)	(0.33)	-	(0.75)	10.69	5.84%		79,314	0.16%	0.16%	##	3.23%	43%
Class S
12/31/11	$10.11	$0.21	$(0.12)	$0.09	$(0.24)	$-	$-	$(0.24)	$9.96	0.98%		$34,639	0.14%	N/A		2.08%	108%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	-	-	(0.23)	10.11	11.95%		33,281	0.14%	N/A		1.52%	38%
12/31/09	7.40	0.17	1.69	1.86	-	-	-	-	9.26	25.14%		43,844	0.14%	N/A		2.07%	39%
12/31/08	10.70	0.29	(2.90)	(2.61)	(0.34)	(0.24)	(0.11)	(0.69)	7.40	(24.75%	)	32,208	0.12%	N/A		2.98%	35%
12/31/07	10.83	0.42	0.21	0.63	(0.43)	(0.33)	-	(0.76)	10.70	5.92%		38,230	0.11%	0.11%	##	3.73%	43%
Class N
12/31/11	$10.02	$0.21	$(0.19)	$0.02	$(0.22)	$-	$-	$(0.22)	$9.82	0.25%		$1,212	0.87%	N/A		2.07%	108%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	-	-	(0.16)	10.02	11.03%		513	0.84%	N/A		1.29%	38%
12/31/09	7.38	0.10	1.70	1.80	-	-	-	-	9.18	24.39%		553	0.84%	N/A		1.29%	39%
12/31/08	10.64	0.20	(2.85)	(2.65)	(0.28)	(0.24)	(0.09)	(0.61)	7.38	(25.30%	)	499	0.82%	N/A		2.07%	35%
12/31/07	10.80	0.43	0.12	0.55	(0.38)	(0.33)	-	(0.71)	10.64	5.14%		859	0.81%	0.81%	##	3.89%	43%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.71	$0.31	$(0.38)	$(0.07)	$(0.14)	$(0.28)	$(0.42)	$10.22	(0.67%	)	$568	4.23%		0.50%	#	2.88%		82%
12/31/10 +	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	**	302	5.22%	*	0.50%	*#	4.01%	*	12%	**
Class L
12/31/11	$10.73	$0.25	$(0.30)	$(0.05)	$(0.15)	$(0.28)	$(0.43)	$10.25	(0.45%	)	$135	3.97%		0.25%	#	2.33%		82%
12/31/10 +	10.00	0.19	0.75	0.94	(0.20)	(0.01)	(0.21)	10.73	9.43%	**	111	4.97%	*	0.25%	*#	2.47%	*	12%	**
Class Y
12/31/11	$10.73	$0.27	$(0.31)	$(0.04)	$(0.16)	$(0.28)	$(0.44)	$10.25	(0.35%	)	$323	3.87%		0.15%	#	2.50%		82%
12/31/10 +	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	**	143	4.87%	*	0.15%	*#	2.53%	*	12%	**
Class S
12/31/11	$10.73	$0.24	$(0.27)	$(0.03)	$(0.17)	$(0.28)	$(0.45)	$10.25	(0.31%	)	$2,255	3.80%		0.10%	#	2.24%		82%
12/31/10 +	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	**	767	4.82%	*	0.10%	*#	2.60%	*	12%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.70	$0.14	$(0.36)	$(0.22)	$(0.14)	$-	$-	$(0.14)	$9.34	(2.22%	)	$86,264	0.53%	1.43%	80%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	-	-	(0.13)	9.70	13.61%		94,230	0.51%	1.25%	32%
12/31/09	6.65	0.07	1.95	2.02	-	-	-	-	8.67	30.38%		94,170	0.51%	0.96%	30%
12/31/08	10.77	0.17	(3.60)	(3.43)	(0.21)	(0.36)	(0.12)	(0.69)	6.65	(32.66%	)	88,113	0.50%	1.80%	32%
12/31/07	11.20	0.19	0.37	0.56	(0.31)	(0.68)	-	(0.99)	10.77	5.14%		173,715	0.50%	1.63%	49%
Class L
12/31/11	$9.78	$0.15	$(0.35)	$(0.20)	$(0.16)	$-	$-	$(0.16)	$9.42	(1.96%	)	$87,577	0.28%	1.54%	80%
12/31/10	8.74	0.13	1.06	1.19	(0.15)	-	-	(0.15)	9.78	13.86%		109,419	0.26%	1.46%	32%
12/31/09	6.68	0.08	1.98	2.06	-	-	-	-	8.74	30.84%		114,640	0.26%	1.09%	30%
12/31/08	10.83	0.19	(3.62)	(3.43)	(0.24)	(0.36)	(0.12)	(0.72)	6.68	(32.52%	)	137,142	0.25%	2.00%	32%
12/31/07	11.25	0.20	0.40	0.60	(0.34)	(0.68)	-	(1.02)	10.83	5.43%		266,837	0.25%	1.71%	49%
Class Y
12/31/11	$9.77	$0.17	$(0.35)	$(0.18)	$(0.18)	$-	$-	$(0.18)	$9.41	(1.83%	)	$60,388	0.18%	1.76%	80%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	-	-	(0.16)	9.77	14.01%		67,560	0.16%	1.72%	32%
12/31/09	6.67	0.09	1.97	2.06	-	-	-	-	8.73	30.88%		63,845	0.16%	1.18%	30%
12/31/08	10.82	0.21	(3.63)	(3.42)	(0.24)	(0.36)	(0.13)	(0.73)	6.67	(32.43%	)	77,838	0.15%	2.27%	32%
12/31/07	11.25	0.23	0.37	0.60	(0.35)	(0.68)	-	(1.03)	10.82	5.45%		135,650	0.15%	2.01%	49%
Class S
12/31/11	$9.79	$0.19	$(0.37)	$(0.18)	$(0.18)	$-	$-	$(0.18)	$9.43	(1.78%	)	$114,389	0.11%	1.96%	80%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	-	-	(0.16)	9.79	14.18%		104,532	0.11%	1.56%	32%
12/31/09	6.68	0.11	1.95	2.06	-	-	-	-	8.74	30.84%		100,371	0.11%	1.49%	30%
12/31/08	10.84	0.21	(3.64)	(3.43)	(0.24)	(0.36)	(0.13)	(0.73)	6.68	(32.42%	)	65,951	0.10%	2.28%	32%
12/31/07	11.26	0.25	0.36	0.61	(0.35)	(0.68)	-	(1.03)	10.84	5.59%		95,204	0.10%	2.20%	49%
Class N
12/31/11	$9.67	$0.26	$(0.50)	$(0.24)	$(0.17)	$-	$-	$(0.17)	$9.26	(2.45%	)	$2,584	0.84%	2.76%	80%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	-	-	(0.10)	9.67	13.31%		586	0.81%	0.94%	32%
12/31/09	6.65	0.04	1.95	1.99	-	-	-	-	8.64	29.92%		554	0.82%	0.57%	30%
12/31/08	10.78	0.19	(3.64)	(3.45)	(0.21)	(0.36)	(0.11)	(0.68)	6.65	(32.85%	)	426	0.80%	2.11%	32%
12/31/07	11.22	0.19	0.34	0.53	(0.29)	(0.68)	-	(0.97)	10.78	4.86%		510	0.80%	1.69%	49%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.84	$0.24	$(0.59)	$(0.35)	$(0.18)	$(0.36)	$(0.54)	$9.95	(3.16%	)	$701	4.71%		0.50%	#	2.19%		66%
12/31/10 +	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	**	249	5.44%	*	0.50%	*#	3.10%	*	11%	**
Class L
12/31/11	$10.85	$0.31	$(0.63)	$(0.32)	$(0.20)	$(0.36)	$(0.56)	$9.97	(2.89%	)	$291	4.47%		0.25%	#	2.89%		66%
12/31/10 +	10.00	0.15	0.86	1.01	(0.16)	-	(0.16)	10.85	10.13%	**	110	5.19%	*	0.25%	*#	1.98%	*	11%	**
Class Y
12/31/11	$10.85	$0.20	$(0.51)	$(0.31)	$(0.21)	$(0.36)	$(0.57)	$9.97	(2.84%	)	$125	4.36%		0.15%	#	1.86%		66%
12/31/10 +	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	**	110	5.09%	*	0.15%	*#	2.09%	*	11%	**
Class S
12/31/11	$10.85	$0.22	$(0.53)	$(0.31)	$(0.21)	$(0.36)	$(0.57)	$9.97	(2.79%	)	$885	4.29%		0.10%	#	2.02%		66%
12/31/10 +	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	**	772	5.04%	*	0.10%	*#	2.13%	*	11%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.72	$0.12	$(0.48)	$(0.36)	$(0.10)	$-	$-	$(0.10)	$9.26	(3.67%	)	$65,876	0.53%	N/A		1.19%	74%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	-	-	(0.10)	9.72	14.62%		73,960	0.51%	N/A		0.95%	29%
12/31/09	6.46	0.04	2.08	2.12	-	-	-	-	8.58	32.82%		71,661	0.52%	N/A		0.50%	34%
12/31/08	11.49	0.12	(4.35)	(4.23)	(0.15)	(0.53)	(0.12)	(0.80)	6.46	(38.13%	)	71,231	0.50%	N/A		1.22%	31%
12/31/07	12.05	0.12	0.57	0.69	(0.26)	(0.99)	-	(1.25)	11.49	5.76%		142,956	0.50%	0.50%	##	0.96%	52%
Class L
12/31/11	$9.81	$0.14	$(0.49)	$(0.35)	$(0.12)	$-	$-	$(0.12)	$9.34	(3.50%	)	$71,616	0.28%	N/A		1.38%	74%
12/31/10	8.66	0.10	1.17	1.27	(0.12)	-	-	(0.12)	9.81	14.86%		83,008	0.26%	N/A		1.14%	29%
12/31/09	6.50	0.05	2.11	2.16	-	-	-	-	8.66	33.23%		91,974	0.27%	N/A		0.69%	34%
12/31/08	11.56	0.14	(4.37)	(4.23)	(0.17)	(0.53)	(0.13)	(0.83)	6.50	(37.94%	)	107,171	0.26%	N/A		1.44%	31%
12/31/07	12.11	0.13	0.59	0.72	(0.28)	(0.99)	-	(1.27)	11.56	6.01%		217,725	0.25%	0.25%	##	1.07%	52%
Class Y
12/31/11	$9.80	$0.15	$(0.49)	$(0.34)	$(0.14)	$-	$-	$(0.14)	$9.32	(3.47%	)	$52,742	0.18%	N/A		1.54%	74%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	-	-	(0.13)	9.80	15.03%		56,940	0.16%	N/A		1.40%	29%
12/31/09	6.48	0.06	2.11	2.17	-	-	-	-	8.65	33.49%		54,828	0.17%	N/A		0.84%	34%
12/31/08	11.55	0.16	(4.39)	(4.23)	(0.17)	(0.53)	(0.14)	(0.84)	6.48	(37.97%	)	54,289	0.16%	N/A		1.72%	31%
12/31/07	12.10	0.16	0.57	0.73	(0.29)	(0.99)	-	(1.28)	11.55	6.13%		89,727	0.15%	0.15%	##	1.27%	52%
Class S
12/31/11	$9.81	$0.17	$(0.50)	$(0.33)	$(0.14)	$-	$-	$(0.14)	$9.34	(3.32%	)	$96,501	0.11%	N/A		1.75%	74%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	-	-	(0.13)	9.81	14.95%		86,541	0.11%	N/A		1.34%	29%
12/31/09	6.49	0.08	2.10	2.18	-	-	-	-	8.67	33.59%		75,977	0.12%	N/A		1.09%	34%
12/31/08	11.57	0.16	(4.40)	(4.24)	(0.17)	(0.53)	(0.14)	(0.84)	6.49	(37.94%	)	41,482	0.11%	N/A		1.62%	31%
12/31/07	12.11	0.18	0.57	0.75	(0.30)	(0.99)	-	(1.29)	11.57	6.18%		68,224	0.10%	0.10%	##	1.46%	52%
Class N
12/31/11	$9.71	$0.25	$(0.64)	$(0.39)	$(0.13)	$-	$-	$(0.13)	$9.19	(3.95%	)	$2,793	0.84%	N/A		2.75%	74%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	-	-	(0.07)	9.71	14.18%		383	0.81%	N/A		0.65%	29%
12/31/09	6.47	0.02	2.09	2.11	-	-	-	-	8.58	32.61%		387	0.82%	N/A		0.26%	34%
12/31/08	11.51	0.11	(4.37)	(4.26)	(0.14)	(0.53)	(0.11)	(0.78)	6.47	(38.35%	)	189	0.81%	N/A		1.14%	31%
12/31/07	12.07	0.09	0.57	0.66	(0.23)	(0.99)	-	(1.22)	11.51	5.51%		324	0.80%	0.80%	##	0.74%	52%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.88	$0.21	$(0.65)	$(0.44)	$(0.16)	$(0.34)	$(0.50)	$9.94	(3.96%	)	$603	4.59%		0.50%	#	1.93%	*	63%
12/31/10 +	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	**	146	5.51%	*	0.50%	*#	1.78%	*	10%	**
Class L
12/31/11	$10.89	$0.19	$(0.60)	$(0.41)	$(0.18)	$(0.34)	$(0.52)	$9.96	(3.73%	)	$171	4.34%		0.25%	#	1.75%		63%
12/31/10 +	10.00	0.13	0.90	1.03	(0.14)	-	(0.14)	10.89	10.35%	**	112	5.26%	*	0.25%	*#	1.78%	*	10%	**
Class Y
12/31/11	$10.89	$0.18	$(0.58)	$(0.40)	$(0.19)	$(0.34)	$(0.53)	$9.96	(3.65%	)	$155	4.24%		0.15%	#	1.63%		63%
12/31/10 +	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	**	111	5.16%	*	0.15%	*#	1.87%	*	10%	**
Class S
12/31/11	$10.89	$0.20	$(0.60)	$(0.40)	$(0.19)	$(0.34)	$(0.53)	$9.96	(3.60%	)	$936	4.17%		0.10%	#	1.81%		63%
12/31/10 +	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	**	773	5.11%	*	0.10%	*#	1.92%	*	10%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
12/31/11	$9.75	$0.10	$(0.52)	$(0.42)	$(0.08)	$-	$-	$(0.08)	$9.25	(4.24%	)	$40,995	0.53%	N/A		1.08%	75%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	-	-	(0.08)	9.75	14.86%		44,328	0.51%	N/A		0.80%	32%
12/31/09	6.41	0.02	2.14	2.16	-	-	-	-	8.57	33.70%		40,898	0.52%	N/A		0.35%	34%
12/31/08	11.76	0.11	(4.62)	(4.51)	(0.14)	(0.56)	(0.14)	(0.84)	6.41	(39.80%	)	35,855	0.51%	N/A		1.15%	38%
12/31/07	12.39	0.11	0.64	0.75	(0.26)	(1.12)	-	(1.38)	11.76	6.16%		65,604	0.50%	0.50%	##	0.88%	50%
Class L
12/31/11	$9.84	$0.11	$(0.50)	$(0.39)	$(0.11)	$-	$-	$(0.11)	$9.34	(3.97%	)	$41,791	0.28%	N/A		1.15%	75%
12/31/10	8.64	0.09	1.20	1.29	(0.09)	-	-	(0.09)	9.84	15.18%		52,011	0.26%	N/A		0.98%	32%
12/31/09	6.45	0.03	2.16	2.19	-	-	-	-	8.64	33.95%		56,485	0.27%	N/A		0.50%	34%
12/31/08	11.84	0.13	(4.66)	(4.53)	(0.15)	(0.56)	(0.15)	(0.86)	6.45	(39.68%	)	67,643	0.26%	N/A		1.28%	38%
12/31/07	12.45	0.13	0.67	0.80	(0.29)	(1.12)	-	(1.41)	11.84	6.49%		142,858	0.25%	0.25%	##	0.97%	50%
Class Y
12/31/11	$9.84	$0.14	$(0.53)	$(0.39)	$(0.12)	$-	$-	$(0.12)	$9.33	(3.94%	)	$24,981	0.18%	N/A		1.44%	75%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	-	-	(0.10)	9.84	15.33%		25,886	0.16%	N/A		1.23%	32%
12/31/09	6.45	0.04	2.15	2.19	-	-	-	-	8.64	33.95%		24,096	0.17%	N/A		0.56%	34%
12/31/08	11.83	0.15	(4.66)	(4.51)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.52%	)	30,695	0.16%	N/A		1.59%	38%
12/31/07	12.44	0.16	0.65	0.81	(0.30)	(1.12)	-	(1.42)	11.83	6.60%		47,208	0.15%	0.15%	##	1.27%	50%
Class S
12/31/11	$9.85	$0.15	$(0.53)	$(0.38)	$(0.12)	$-	$-	$(0.12)	$9.35	(3.79%	)	$66,537	0.11%	N/A		1.55%	75%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	-	-	(0.11)	9.85	15.40%		61,781	0.11%	N/A		1.25%	32%
12/31/09	6.45	0.07	2.13	2.20	-	-	-	-	8.65	34.11%		50,292	0.12%	N/A		0.93%	34%
12/31/08	11.84	0.15	(4.67)	(4.52)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.54%	)	27,000	0.11%	N/A		1.55%	38%
12/31/07	12.45	0.17	0.64	0.81	(0.30)	(1.12)	-	(1.42)	11.84	6.63%		44,098	0.10%	0.10%	##	1.31%	50%
Class N
12/31/11	$9.74	$0.23	$(0.66)	$(0.43)	$(0.12)	$-	$-	$(0.12)	$9.19	(4.41%	)	$2,502	0.85%	N/A		2.53%	75%
12/31/08	8.57	0.05	1.18	1.23	(0.06)	-	-	(0.06)	9.74	14.52%		286	0.81%	N/A		0.55%	32%
12/31/09	6.44	0.02	2.11	2.13	-	-	-	-	8.57	33.07%		257	0.82%	N/A		0.28%	34%
12/31/08	11.79	0.09	(4.63)	(4.54)	(0.12)	(0.56)	(0.13)	(0.81)	6.44	(39.91%	)	132	0.81%	N/A		0.97%	38%
12/31/07	12.41	0.06	0.66	0.72	(0.22)	(1.12)	-	(1.34)	11.79	5.90%		226	0.80%	0.80%	##	0.49%	50%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$10.95	$0.19	$(0.73)	$(0.54)	$(0.14)	$(0.43)	$(0.57)	$9.84	(4.86%	)	$331	5.61%		0.50%	#	1.78%		56%
12/31/10 +	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	**	139	5.55%	*	0.50%	*#	1.51%	*	8%	**
Class L
12/31/11	$10.96	$0.22	$(0.73)	$(0.51)	$(0.16)	$(0.43)	$(0.59)	$9.86	(4.61%	)	$231	5.37%		0.25%	#	2.01%		56%
12/31/10 +	10.00	0.12	0.96	1.08	(0.12)	-	(0.12)	10.96	10.82%	**	111	5.30%	*	0.25%	*#	1.54%	*	8%	**
Class Y
12/31/11	$10.96	$0.15	$(0.65)	$(0.50)	$(0.16)	$(0.43)	$(0.59)	$9.87	(4.48%	)	$121	5.26%		0.15%	#	1.40%		56%
12/31/10 +	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	**	111	5.20%	*	0.15%	*#	1.64%	*	8%	**
Class S
12/31/11	$10.96	$0.15	$(0.65)	$(0.50)	$(0.17)	$(0.43)	$(0.60)	$9.86	(4.53%	)	$750	5.19%		0.10%	#	1.39%		56%
12/31/10 +	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	**	777	5.15%	*	0.10%	*#	1.69%	*	8%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
12/31/11	$8.65	$0.13	$(0.55)	$(0.42)	$(0.11)	$(0.44)	$-	$(0.55)	$7.68	(4.75%	)	$5,616	0.71%		0.50%	#	1.52%		80%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	-	(0.21)	8.65	15.27%		2,879	0.70%		0.50%	#	1.04%		41%
12/31/09	5.77	0.03	1.95	1.98	(0.06)	-	-	(0.06)	7.69	34.39%		1,507	0.97%		0.50%	#	0.44%		51%
12/31/08	10.04	0.27	(4.23)	(3.96)	(0.18)	-	(0.13)	(0.31)	5.77	(39.53%	)	614	1.03%		0.50%	#	3.55%		35%
12/31/07 +	10.00	0.05	(0.01)	0.04	-	-	-	-	10.04	0.40%	**	100	13.00%	*	0.50%	*#	11.71%	*	0%
Class L
12/31/11	$8.66	$0.11	$(0.51)	$(0.40)	$(0.12)	$(0.44)	$-	$(0.56)	$7.70	(4.62%	)	$2,047	0.46%		0.25%	#	1.27%		80%
12/31/10	7.69	0.10	1.10	1.20	(0.09)	(0.14)	-	(0.23)	8.66	15.60%		1,857	0.45%		0.25%	#	1.24%		41%
12/31/09	5.78	0.05	1.94	1.99	(0.08)	-	-	(0.08)	7.69	34.44%		1,290	0.72%		0.25%	#	0.77%		51%
12/31/08	10.04	0.20	(4.15)	(3.95)	(0.18)	-	(0.13)	(0.31)	5.78	(39.36%	)	419	0.79%		0.25%	#	2.49%		35%
12/31/07 +	10.00	0.05	(0.01)	0.04	-	-	-	-	10.04	0.40%	**	101	12.75%	*	0.25%	*#	11.96%	*	0%
Class Y
12/31/11	$8.67	$0.13	$(0.52)	$(0.39)	$(0.13)	$(0.44)	$-	$(0.57)	$7.71	(4.51%	)	$6,670	0.36%		0.15%	#	1.53%		80%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.82%		4,816	0.35%		0.15%	#	1.35%		41%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.53%		3,035	0.62%		0.15%	#	0.83%		51%
12/31/08	10.04	0.27	(4.21)	(3.94)	(0.19)	-	(0.13)	(0.32)	5.78	(39.31%	)	1,477	0.67%		0.15%	#	3.61%		35%
12/31/07 +	10.00	0.05	(0.01)	0.04	-	-	-	-	10.04	0.40%	**	101	12.65%	*	0.15%	*#	12.08%	*	0%
Class S
12/31/11	$8.67	$0.13	$(0.52)	$(0.39)	$(0.13)	$(0.44)	$-	$(0.57)	$7.71	(4.47%	)	$18,945	0.29%		0.10%	#	1.53%		80%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.86%		14,974	0.30%		0.10%	#	1.25%		41%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.58%		11,442	0.57%		0.10%	#	0.84%		51%
12/31/08	10.04	0.16	(4.10)	(3.94)	(0.18)	-	(0.14)	(0.32)	5.78	(39.30%	)	7,008	0.59%		0.10%	#	1.89%		35%
12/31/07 +	10.00	0.05	(0.01)	0.04	-	-	-	-	10.04	0.40%	**	9,640	12.61%	*	0.10%	*#	12.12%	*	0%
Class N
12/31/11	$8.68	$0.20	$(0.66)	$(0.46)	$(0.10)	$(0.44)	$-	$(0.54)	$7.68	(5.23%	)	$1,306	1.02%		0.80%	#	2.52%		80%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	-	(0.18)	8.68	14.97%		93	1.00%		0.80%	#	0.50%		41%
12/31/09	5.80	0.01	1.94	1.95	(0.04)	-	-	(0.04)	7.71	33.68%		81	1.27%		0.80%	#	0.10%		51%
12/31/08	10.04	0.09	(4.07)	(3.98)	(0.15)	-	(0.11)	(0.26)	5.80	(39.70%	)	61	1.29%		0.80%	#	1.04%		35%
12/31/07 +	10.00	0.05	(0.01)	0.04	-	-	-	-	10.04	0.40%	**	100	13.30%	*	0.80%	*#	11.42%	*	0%
*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

77

Notes to Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (formerly known as MassMutual Select Destination Retirement Income Fund) (“RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (formerly known as MassMutual Select Destination Retirement 2010 Fund) (“RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (formerly known as MassMutual Select Destination Retirement 2015 Fund) (“RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (formerly known as MassMutual Select Destination Retirement 2020 Fund) (“RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (formerly known as MassMutual Select Destination Retirement 2025 Fund) (“RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (formerly known as MassMutual Select Destination Retirement 2030 Fund) (“RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (formerly known as MassMutual Select Destination Retirement 2035 Fund) (“RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (formerly known as MassMutual Select Destination Retirement 2040 Fund) (“RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (formerly known as MassMutual Select Destination Retirement 2045 Fund) (“RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (formerly known as MassMutual Select Destination Retirement 2050 Fund) (“RetireSMART 2050 Fund”)

Each Fund may currently have up to five classes of shares: Class A, Class L, Class Y, Class S, and Class N. The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class A	Class L	Class Y	Class S	Class N
RetireSMART Conservative Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Moderate Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Moderate Growth Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Growth Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART In Retirement Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2010 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2015 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2020 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2025 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2030 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2035 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2040 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2045 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2050 Fund	12/17/2007	12/17/2007	12/17/2007	12/17/2007	12/17/2007

*	Class N shares of the Fund were eliminated as of February 8, 2011.

78

Notes to Financial Statements (Continued)

The 14 RetireSMART Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the RetireSMART Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”), or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each RetireSMART Fund are diversified and a shareholder’s interest is limited to the Select, Premier, or Oppenheimer Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The prospectuses and SAIs for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

All Funds characterized all investments at Level 1, as of December 31, 2011. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2011. The Funds recognize transfers between the Levels as of the beginning of the year.

79

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

80

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.05% of the first $500 million,
0.00% of any excess over $500 million

Prior to June 1, 2011, the investment management fees for the RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, and RetireSMART 2050 Fund were as follows:

0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N
RetireSMART Conservative Fund	0.1600%	0.1600%	0.0800%	0.0400%	None
RetireSMART Moderate Fund	0.1700%	0.1700%	0.0900%	0.0500%	None
RetireSMART Moderate Growth Fund	0.1700%	0.1700%	0.0900%	0.0500%	None
RetireSMART Growth Fund	0.1700%	0.1700%	0.0900%	0.0500%	None
RetireSMART In Retirement Fund*	0.1859%	0.1859%	0.0859%	0.0200%	0.2359%
RetireSMART 2010 Fund*	0.2096%	0.2096%	0.1096%	0.0196%	0.2596%
RetireSMART 2015 Fund*	0.2000%	0.2000%	0.1000%	0.0100%	None
RetireSMART 2020 Fund*	0.2158%	0.2158%	0.1158%	0.0258%	0.2658%
RetireSMART 2025 Fund*	0.2000%	0.2000%	0.1000%	0.0100%	None
RetireSMART 2030 Fund*	0.2133%	0.2133%	0.1133%	0.0233%	0.2633%
RetireSMART 2035 Fund*	0.2000%	0.2000%	0.1000%	0.0100%	None
RetireSMART 2040 Fund*	0.2016%	0.2016%	0.1016%	0.0116%	0.2516%
RetireSMART 2045 Fund*	0.2000%	0.2000%	0.1000%	0.0100%	None
RetireSMART 2050 Fund*	0.2000%	0.2000%	0.1000%	0.0100%	0.2500%

*	Prior to June 10, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N
RetireSMART In Retirement Fund	0.1459%	0.1459%	0.0459%	0.0200%	0.1959%
RetireSMART 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	0.2196%
RetireSMART 2015 Fund	0.1600%	0.1600%	0.0600%	0.0100%	None
RetireSMART 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	0.2258%
RetireSMART 2025 Fund	0.1600%	0.1600%	0.0600%	0.0100%	None
RetireSMART 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	0.2233%
RetireSMART 2035 Fund	0.1600%	0.1600%	0.0600%	0.0100%	None
RetireSMART 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	0.2116%
RetireSMART 2045 Fund	0.1600%	0.1600%	0.0600%	0.0100%	None
RetireSMART 2050 Fund	0.1600%	0.1600%	0.0600%	0.0100%	0.2100%

81

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N
RetireSMART 2015 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
RetireSMART 2025 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
RetireSMART 2035 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
RetireSMART 2045 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
RetireSMART 2050 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 1, 2012.

MassMutual has agreed to bear the expenses of the RetireSMART Growth Fund (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of Class S, Class Y, Class L, and Class A of the Fund in excess of 0.03% through March 31, 2013.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

82

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2011:

Total % Ownership by Related Party
RetireSMART Conservative Fund	97.8%
RetireSMART Moderate Fund	98.4%
RetireSMART Moderate Growth Fund	98.3%
RetireSMART Growth Fund	99.8%
RetireSMART In Retirement Fund	61.7%
RetireSMART 2010 Fund	71.1%
RetireSMART 2015 Fund	92.1%
RetireSMART 2020 Fund	76.4%
RetireSMART 2025 Fund	77.2%
RetireSMART 2030 Fund	79.2%
RetireSMART 2035 Fund	85.7%
RetireSMART 2040 Fund	79.5%
RetireSMART 2045 Fund	89.9%
RetireSMART 2050 Fund	80.9%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and subscriptions in-kind) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
RetireSMART Conservative Fund	$-	$70,523,212	$-	$52,425,070
RetireSMART Moderate Fund	-	103,804,373	-	113,552,185
RetireSMART Moderate Growth Fund	-	49,403,672	-	59,132,729
RetireSMART Growth Fund	-	9,327,018	-	10,000,775
RetireSMART In Retirement Fund	-	112,353,325	-	120,248,494
RetireSMART 2010 Fund	-	116,161,035	-	119,193,258
RetireSMART 2015 Fund	-	3,483,799	-	1,478,901
RetireSMART 2020 Fund	-	298,926,505	-	304,124,810
RetireSMART 2025 Fund	-	1,924,481	-	1,049,878
RetireSMART 2030 Fund	-	236,109,013	-	225,946,733
RetireSMART 2035 Fund	-	1,847,037	-	987,219
RetireSMART 2040 Fund	-	146,600,400	-	140,140,296
RetireSMART 2045 Fund	-	1,131,870	-	724,739
RetireSMART 2050 Fund	-	36,907,530	-	24,199,113

83

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011
	Shares	Amount

RetireSMART Conservative Fund Class A*
Sold	1,487,254	$14,774,177
Subscriptions in-kind	16,037,714	160,377,134
Issued as reinvestment of dividends	535,631	5,184,909
Redeemed	(928,248)	(9,275,545)

Net increase (decrease)	17,132,351	$171,060,675

RetireSMART Conservative Fund Class L*
Sold	1,094,296	$10,874,075
Subscriptions in-kind	9,794,296	97,942,959
Issued as reinvestment of dividends	327,458	3,169,798
Redeemed	(1,156,013)	(11,516,492)

Net increase (decrease)	10,060,037	$100,470,340

RetireSMART Conservative Fund Class Y*
Sold	311,713	$3,114,089
Issued as reinvestment of dividends	10,284	99,448
Redeemed	(45,065)	(440,153)

Net increase (decrease)	276,932	$2,773,384

RetireSMART Conservative Fund Class S*
Sold	10,010	$100,100
Issued as reinvestment of dividends	344	3,326
Redeemed	-	-

Net increase (decrease)	10,354	$103,426

RetireSMART Moderate Fund Class A*
Sold	1,434,181	$13,950,510
Subscriptions in-kind	39,470,513	394,705,126
Issued as reinvestment of dividends	963,275	9,141,482
Redeemed	(3,340,143)	(32,514,189)

Net increase (decrease)	38,527,826	$385,282,929

RetireSMART Moderate Fund Class L*
Sold	1,505,157	$14,576,396
Subscriptions in-kind	16,229,115	162,291,149
Issued as reinvestment of dividends	400,911	3,804,643
Redeemed	(2,923,204)	(28,526,910)

Net increase (decrease)	15,211,979	$152,145,278

RetireSMART Moderate Fund Class Y*
Sold	366,319	$3,564,539
Issued as reinvestment of dividends	10,015	95,041
Redeemed	(19,474)	(185,332)

Net increase (decrease)	356,860	$3,474,248

84

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011
	Shares	Amount

RetireSMART Moderate Fund Class S*
Sold	10,010	$100,100
Issued as reinvestment of dividends	276	2,620
Redeemed	-	-

Net increase (decrease)	10,286	$102,720

RetireSMART Moderate Growth Fund Class A*
Sold	1,115,818	$10,487,873
Subscriptions in-kind	28,105,852	281,058,518
Issued as reinvestment of dividends	469,324	4,388,180
Redeemed	(2,817,455)	(26,908,755)

Net increase (decrease)	26,873,539	$269,025,816

RetireSMART Moderate Growth Fund Class L*
Sold	955,162	$8,975,369
Subscriptions in-kind	13,403,653	134,036,528
Issued as reinvestment of dividends	240,204	2,243,509
Redeemed	(1,795,917)	(17,330,293)

Net increase (decrease)	12,803,102	$127,925,113

RetireSMART Moderate Growth Fund Class Y*
Sold	194,632	$1,855,679
Issued as reinvestment of dividends	3,247	30,327
Redeemed	(463)	(4,334)

Net increase (decrease)	197,416	$1,881,672

RetireSMART Moderate Growth Fund Class S*
Sold	10,010	$100,100
Issued as reinvestment of dividends	198	1,847
Redeemed	-	-

Net increase (decrease)	10,208	$101,947

RetireSMART Growth Fund Class A*
Sold	316,964	$2,970,100
Subscriptions in-kind	4,261,890	42,618,896
Issued as reinvestment of dividends	67,290	623,776
Redeemed	(442,370)	(4,243,480)

Net increase (decrease)	4,203,774	$41,969,292

RetireSMART Growth Fund Class L*
Sold	174,360	$1,624,322
Subscriptions in-kind	2,545,678	25,456,779
Issued as reinvestment of dividends	41,364	383,446
Redeemed	(351,715)	(3,383,230)

Net increase (decrease)	2,409,687	$24,081,317

RetireSMART Growth Fund Class Y*
Sold	10,010	$100,100
Issued as reinvestment of dividends	180	1,666
Redeemed	-	-

Net increase (decrease)	10,190	$101,766

85

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART Growth Fund Class S*
Sold	10,010	$100,100
Issued as reinvestment of dividends	182	1,686
Redeemed	-	-

Net increase (decrease)	10,192	$101,786

RetireSMART In Retirement Fund Class A
Sold	269,310	$2,661,081	387,012	$3,613,626
Issued as reinvestment of dividends	80,494	773,547	89,001	816,134
Redeemed	(999,880)	(9,871,156)	(615,052)	(5,791,803)

Net increase (decrease)	(650,076)	$(6,436,528)	(139,039)	$(1,362,043)

RetireSMART In Retirement Fund Class L
Sold	389,353	$3,896,456	642,680	$6,073,657
Issued as reinvestment of dividends	90,733	878,299	104,703	967,462
Redeemed	(1,091,492)	(10,938,305)	(1,091,981)	(10,344,216)

Net increase (decrease)	(611,406)	$(6,163,550)	(344,598)	$(3,303,097)

RetireSMART In Retirement Fund Class Y
Sold	917,382	$9,056,786	519,126	$4,943,271
Issued as reinvestment of dividends	61,738	598,239	51,038	472,100
Redeemed	(822,526)	(8,109,931)	(625,197)	(5,896,475)

Net increase (decrease)	156,594	$1,545,094	(55,033)	$(481,104)

RetireSMART In Retirement Fund Class S
Sold	1,159,275	$11,564,738	653,983	$6,206,652
Issued as reinvestment of dividends	38,894	376,105	53,534	494,115
Redeemed	(976,540)	(9,785,884)	(965,826)	(9,277,985)

Net increase (decrease)	221,629	$2,154,959	(258,309)	$(2,577,218)

RetireSMART In Retirement Fund Class N
Sold	928	$9,328	235	$2,185
Issued as reinvestment of dividends	29	283	16	152
Redeemed	(152)	(1,551)	(1,054)	(9,925)

Net increase (decrease)	805	$8,060	(803)	$(7,588)

RetireSMART 2010 Fund Class A
Sold	323,936	$3,264,839	467,123	$4,422,411
Issued as reinvestment of dividends	56,775	550,720	72,524	658,517
Redeemed	(875,922)	(8,841,770)	(1,204,213)	(11,322,577)

Net increase (decrease)	(495,211)	$(5,026,211)	(664,566)	$(6,241,649)

RetireSMART 2010 Fund Class L
Sold	276,453	$2,817,718	442,014	$4,229,440
Issued as reinvestment of dividends	27,817	271,219	31,995	291,793
Redeemed	(468,957)	(4,763,087)	(658,913)	(6,258,713)

Net increase (decrease)	(164,687)	$(1,674,150)	(184,904)	$(1,737,480)

RetireSMART 2010 Fund Class Y
Sold	618,433	$6,296,286	713,259	$6,806,496
Issued as reinvestment of dividends	68,065	663,636	62,778	573,167
Redeemed	(733,823)	(7,449,612)	(950,275)	(8,985,472)

Net increase (decrease)	(47,325)	$(489,690)	(174,238)	$(1,605,809)

86

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART 2010 Fund Class S
Sold	1,741,558	$17,814,282	1,451,324	$13,933,499
Issued as reinvestment of dividends	85,734	836,764	127,827	1,167,060
Redeemed	(1,640,995)	(16,678,143)	(3,020,659)	(29,137,404)

Net increase (decrease)	186,297	$1,972,903	(1,441,508)	$(14,036,845)

RetireSMART 2010 Fund Class N
Sold	114,269	$1,181,798	8,062	$75,743
Issued as reinvestment of dividends	3,320	32,071	846	7,683
Redeemed	(45,408)	(446,369)	(17,994)	(169,522)

Net increase (decrease)	72,181	$767,500	(9,086)	$(86,096)

RetireSMART 2015 Fund Class A**
Sold	29,905	$312,901	27,693	$282,221
Issued as reinvestment of dividends	2,043	20,878	534	5,704
Redeemed	(4,496)	(48,041)	(74)	(794)

Net increase (decrease)	27,452	$285,738	28,153	$287,131

RetireSMART 2015 Fund Class L**
Sold	2,696	$28,299	10,122	$101,290
Issued as reinvestment of dividends	519	5,321	201	2,150
Redeemed	(328)	(3,620)	(0)+	(1)

Net increase (decrease)	2,887	$30,000	10,323	$103,439

RetireSMART 2015 Fund Class Y**
Sold	29,660	$320,153	13,090	$133,460
Issued as reinvestment of dividends	1,221	12,509	271	2,890
Redeemed	(12,739)	(141,141)	-	-

Net increase (decrease)	18,142	$191,521	13,361	$136,350

RetireSMART 2015 Fund Class S**
Sold	140,031	$1,461,170	70,010	$700,100
Issued as reinvestment of dividends	8,408	86,174	1,464	15,665
Redeemed	(14)	(154)	-	-

Net increase (decrease)	148,425	$1,547,190	71,474	$715,765

RetireSMART 2020 Fund Class A
Sold	1,316,477	$12,795,774	1,122,437	$10,135,780
Issued as reinvestment of dividends	143,993	1,311,774	156,144	1,302,239
Redeemed	(1,942,739)	(18,774,395)	(2,428,948)	(21,731,237)

Net increase (decrease)	(482,269)	$(4,666,847)	(1,150,367)	$(10,293,218)

RetireSMART 2020 Fund Class L
Sold	983,222	$9,691,336	1,148,253	$10,452,264
Issued as reinvestment of dividends	171,571	1,575,022	202,247	1,698,876
Redeemed	(3,049,251)	(30,169,238)	(3,286,313)	(29,200,826)

Net increase (decrease)	(1,894,458)	$(18,902,880)	(1,935,813)	$(17,049,686)

RetireSMART 2020 Fund Class Y
Sold	1,743,562	$17,061,781	1,510,275	$13,553,756
Issued as reinvestment of dividends	130,140	1,193,382	122,429	1,027,178
Redeemed	(2,371,382)	(22,917,777)	(2,032,254)	(17,932,741)

Net increase (decrease)	(497,680)	$(4,662,614)	(399,550)	$(3,351,807)

87

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART 2020 Fund Class S
Sold	4,541,376	$44,722,962	3,088,218	$28,178,006
Issued as reinvestment of dividends	230,676	2,117,608	240,273	2,018,294
Redeemed	(3,321,006)	(32,373,320)	(4,126,978)	(37,626,543)

Net increase (decrease)	1,451,046	$14,467,250	(798,487)	$(7,430,243)

RetireSMART 2020 Fund Class N
Sold	290,568	$2,898,274	16,091	$141,282
Issued as reinvestment of dividends	5,546	50,138	774	6,443
Redeemed	(77,738)	(717,123)	(20,419)	(184,969)

Net increase (decrease)	218,376	$2,231,289	(3,554)	$(37,244)

RetireSMART 2025 Fund Class A**
Sold	55,729	$598,370	22,662	$232,391
Issued as reinvestment of dividends	3,527	35,075	328	3,549
Redeemed	(11,751)	(131,556)	(10)	(109)

Net increase (decrease)	47,505	$501,889	22,980	$235,831

RetireSMART 2025 Fund Class L**
Sold	17,523	$181,958	10,026	$100,265
Issued as reinvestment of dividends	1,552	15,470	151	1,633
Redeemed	(38)	(424)	-	-

Net increase (decrease)	19,037	$197,004	10,177	$101,898

RetireSMART 2025 Fund Class Y**
Sold	1,791	$18,810	10,010	$100,100
Issued as reinvestment of dividends	666	6,641	158	1,706
Redeemed	(126)	(1,318)	-	-

Net increase (decrease)	2,331	$24,133	10,168	$101,806

RetireSMART 2025 Fund Class S**
Sold	12,881	$136,065	70,010	$700,100
Issued as reinvestment of dividends	4,785	47,709	1,127	12,191
Redeemed	(2)	(18)	-	-

Net increase (decrease)	17,664	$183,756	71,137	$712,291

RetireSMART 2030 Fund Class A
Sold	1,102,544	$10,666,138	964,628	$8,625,347
Issued as reinvestment of dividends	80,164	722,275	92,553	754,308
Redeemed	(1,674,020)	(16,242,741)	(1,797,668)	(15,898,463)

Net increase (decrease)	(491,312)	$(4,854,328)	(740,487)	$(6,518,808)

RetireSMART 2030 Fund Class L
Sold	739,748	$7,298,394	801,638	$7,189,581
Issued as reinvestment of dividends	108,669	987,803	128,936	1,059,854
Redeemed	(1,643,006)	(16,022,191)	(3,092,209)	(27,496,399)

Net increase (decrease)	(794,589)	$(7,735,994)	(2,161,635)	$(19,246,964)

RetireSMART 2030 Fund Class Y
Sold	1,491,396	$14,633,832	1,345,201	$11,932,576
Issued as reinvestment of dividends	90,598	821,724	83,156	681,875
Redeemed	(1,737,930)	(16,744,145)	(1,955,712)	(17,060,893)

Net increase (decrease)	(155,936)	$(1,288,589)	(527,355)	$(4,446,442)

88

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART 2030 Fund Class S
Sold	5,053,392	$49,700,603	2,735,261	$24,645,999
Issued as reinvestment of dividends	146,566	1,330,822	156,678	1,287,892
Redeemed	(3,690,445)	(36,447,413)	(2,842,350)	(25,742,894)

Net increase (decrease)	1,509,513	$14,584,012	49,589	$190,997

RetireSMART 2030 Fund Class N
Sold	318,075	$3,167,883	11,163	$97,705
Issued as reinvestment of dividends	4,454	39,910	266	2,170
Redeemed	(58,106)	(545,632)	(17,073)	(151,148)

Net increase (decrease)	264,423	$2,662,161	(5,644)	$(51,273)

RetireSMART 2035 Fund Class A**
Sold	54,100	$590,337	13,825	$138,693
Issued as reinvestment of dividends	2,884	28,644	155	1,690
Redeemed	(9,741)	(108,742)	(562)	(5,942)

Net increase (decrease)	47,243	$510,239	13,418	$134,441

RetireSMART 2035 Fund Class L**
Sold	6,286	$67,811	10,131	$101,372
Issued as reinvestment of dividends	839	8,351	135	1,461
Redeemed	(191)	(1,970)	(0)+	(1)

Net increase (decrease)	6,934	$74,192	10,266	$102,832

RetireSMART 2035 Fund Class Y**
Sold	4,660	$52,891	10,015	$100,155
Issued as reinvestment of dividends	787	7,840	140	1,517
Redeemed	(7)	(76)	-	-

Net increase (decrease)	5,440	$60,655	10,155	$101,672

RetireSMART 2035 Fund Class S**
Sold	18,246	$192,374	70,010	$700,100
Issued as reinvestment of dividends	4,799	47,789	1,001	10,869
Redeemed	(118)	(1,171)	-	-

Net increase (decrease)	22,927	$238,992	71,011	$710,969

RetireSMART 2040 Fund Class A
Sold	977,131	$9,404,825	707,866	$6,281,355
Issued as reinvestment of dividends	40,068	361,014	44,920	364,298
Redeemed	(1,134,178)	(11,045,128)	(978,984)	(8,646,936)

Net increase (decrease)	(116,979)	$(1,279,289)	(226,198)	$(2,001,283)

RetireSMART 2040 Fund Class L
Sold	605,677	$5,938,224	573,745	$5,143,677
Issued as reinvestment of dividends	57,988	527,108	64,447	527,823
Redeemed	(1,475,552)	(14,386,081)	(1,888,241)	(16,665,455)

Net increase (decrease)	(811,887)	$(7,920,749)	(1,250,049)	$(10,993,955)

RetireSMART 2040 Fund Class Y
Sold	867,701	$8,510,004	781,733	$6,931,323
Issued as reinvestment of dividends	37,678	341,739	31,421	257,023
Redeemed	(861,103)	(8,331,306)	(969,678)	(8,482,651)

Net increase (decrease)	44,276	$520,437	(156,524)	$(1,294,305)

89

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART 2040 Fund Class S
Sold	2,748,160	$27,061,257	1,958,339	$17,553,478
Issued as reinvestment of dividends	91,363	830,492	86,538	708,747
Redeemed	(1,996,075)	(19,602,182)	(1,583,292)	(14,317,060)

Net increase (decrease)	843,448	$8,289,567	461,585	$3,945,165

RetireSMART 2040 Fund Class N
Sold	296,560	$2,964,485	8,731	$75,981
Issued as reinvestment of dividends	3,428	30,682	136	1,101
Redeemed	(57,015)	(533,404)	(9,515)	(83,718)

Net increase (decrease)	242,973	$2,461,763	(648)	$(6,636)

RetireSMART 2045 Fund Class A**
Sold	23,793	$254,642	12,576	$126,659
Issued as reinvestment of dividends	1,772	17,441	123	1,346
Redeemed	(4,628)	(51,283)	(9)	(98)

Net increase (decrease)	20,937	$220,800	12,690	$127,907

RetireSMART 2045 Fund Class L**
Sold	12,239	$130,452	10,010	$100,100
Issued as reinvestment of dividends	1,299	12,808	112	1,222
Redeemed	(180)	(1,792)	-	-

Net increase (decrease)	13,358	$141,468	10,122	$101,322

RetireSMART 2045 Fund Class Y**
Sold	2,885	$32,242	10,010	$100,100
Issued as reinvestment of dividends	697	6,873	118	1,297
Redeemed	(1,455)	(16,760)	-	-

Net increase (decrease)	2,127	$22,355	10,128	$101,397

RetireSMART 2045 Fund Class S**
Sold	787	$8,311	70,010	$700,100
Issued as reinvestment of dividends	4,380	43,244	853	9,330
Redeemed	(2)	(20)	-	-

Net increase (decrease)	5,165	$51,535	70,863	$709,430

RetireSMART 2050 Fund Class A
Sold	512,400	$4,366,816	168,051	$1,360,736
Issued as reinvestment of dividends	46,080	354,895	7,907	68,320
Redeemed	(160,429)	(1,388,984)	(39,212)	(317,098)

Net increase (decrease)	398,051	$3,332,727	136,746	$1,111,958

RetireSMART 2050 Fund Class L
Sold	157,466	$1,343,142	134,873	$1,091,374
Issued as reinvestment of dividends	17,533	135,569	5,548	47,938
Redeemed	(123,686)	(1,040,419)	(93,745)	(748,019)

Net increase (decrease)	51,313	$438,292	46,676	$391,293

RetireSMART 2050 Fund Class Y
Sold	453,989	$3,886,814	312,982	$2,495,395
Issued as reinvestment of dividends	57,654	445,596	14,512	125,525
Redeemed	(201,935)	(1,760,766)	(166,243)	(1,306,900)

Net increase (decrease)	309,708	$2,571,644	161,251	$1,314,020

90

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

RetireSMART 2050 Fund Class S
Sold	1,730,581	$14,912,240	716,485	$5,693,777
Issued as reinvestment of dividends	165,751	1,282,634	45,618	394,601
Redeemed	(1,166,370)	(10,181,379)	(521,760)	(4,178,885)

Net increase (decrease)	729,962	$6,013,495	240,343	$1,909,493

RetireSMART 2050 Fund Class N
Sold	167,239	$1,477,495	-	$-
Issued as reinvestment of dividends	11,219	86,523	223	1,933
Redeemed	(19,211)	(154,169)	-	-

Net increase (decrease)	159,247	$1,409,849	223	$1,933

*	Fund commenced operations on June 20, 2011.
**	Fund commenced operations on April 1, 2010.
+	Amount rounds to less than 0.5 share.

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$277,073,458	$605,800	$(11,071,737)	$(10,465,937)
RetireSMART Moderate Fund	547,809,658	1,134,525	(33,892,255)	(32,757,730)
RetireSMART Moderate Growth Fund	404,520,732	697,815	(31,556,760)	(30,858,945)
RetireSMART Growth Fund	67,457,133	121,827	(5,949,899)	(5,828,072)
RetireSMART In Retirement Fund	101,117,933	3,036,376	(7,487,289)	(4,450,913)
RetireSMART 2010 Fund	109,608,065	3,108,795	(11,662,673)	(8,553,878)
RetireSMART 2015 Fund	3,347,694	43,648	(88,473)	(44,825)
RetireSMART 2020 Fund	387,585,618	18,342,241	(54,488,609)	(36,146,368)
RetireSMART 2025 Fund	2,116,477	32,928	(125,939)	(93,011)
RetireSMART 2030 Fund	319,899,714	17,809,104	(47,989,252)	(30,180,148)
RetireSMART 2035 Fund	1,993,326	29,051	(136,100)	(107,049)
RetireSMART 2040 Fund	197,893,540	11,299,740	(32,263,020)	(20,963,280)
RetireSMART 2045 Fund	1,528,634	35,224	(109,661)	(74,437)
RetireSMART 2050 Fund	37,729,508	454,708	(3,568,574)	(3,113,866)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

91

Notes to Financial Statements (Continued)

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
RetireSMART In Retirement Fund	$-	$26,256,238	$-
RetireSMART 2010 Fund	2,964,850	27,127,749	865,289
RetireSMART 2020 Fund	-	73,970,411	11,128,973
RetireSMART 2030 Fund	-	58,290,268	12,679,147
RetireSMART 2040 Fund	-	33,068,663	4,612,337

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses:

Amount
RetireSMART 2020 Fund	$52,190
RetireSMART 2030 Fund	22,165

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$8,405,565	$51,916	$-
RetireSMART Moderate Fund	12,854,509	189,277	-
RetireSMART Moderate Growth Fund	6,662,879	984	-
RetireSMART Growth Fund	958,158	52,416	-
RetireSMART In Retirement Fund	2,628,756	-	-
RetireSMART 2010 Fund	2,354,410	-	-
RetireSMART 2015 Fund	73,810	51,072	-
RetireSMART 2020 Fund	6,247,924	-	-
RetireSMART 2025 Fund	50,062	54,833	-
RetireSMART 2030 Fund	3,903,869	-	-
RetireSMART 2035 Fund	40,138	52,486	-
RetireSMART 2040 Fund	2,092,207	-	-
RetireSMART 2045 Fund	31,309	49,057	-
RetireSMART 2050 Fund	639,669	1,665,548	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART In Retirement Fund	$2,752,037	$-	$-
RetireSMART 2010 Fund	2,698,220	-	-
RetireSMART 2015 Fund	26,409	-	-

92

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART 2020 Fund	$6,053,078	$-	$-
RetireSMART 2025 Fund	19,079	-	-
RetireSMART 2030 Fund	3,786,824	-	-
RetireSMART 2035 Fund	15,537	-	-
RetireSMART 2040 Fund	1,859,612	-	-
RetireSMART 2045 Fund	13,195	-	-
RetireSMART 2050 Fund	258,536	379,781	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$77,370	$2,504,836	$503	$(10,465,937)
RetireSMART Moderate Fund	-	6,676,472	982	(32,757,730)
RetireSMART Moderate Growth Fund	-	5,487,702	701	(30,858,945)
RetireSMART Growth Fund	-	1,173,227	114	(5,828,072)
RetireSMART In Retirement Fund	2,636,922	(26,256,238)	(34,059)	(4,450,913)
RetireSMART 2010 Fund	2,497,654	(30,957,888)	(29,490)	(8,553,878)
RetireSMART 2015 Fund	96	29,373	(75)	(44,825)
RetireSMART 2020 Fund	7,020,328	(85,099,384)	(141,887)	(36,146,368)
RetireSMART 2025 Fund	30	36,746	(69)	(93,011)
RetireSMART 2030 Fund	4,932,055	(70,969,415)	(90,670)	(30,180,148)
RetireSMART 2035 Fund	8	38,428	(70)	(107,049)
RetireSMART 2040 Fund	2,713,787	(37,681,000)	(40,522)	(20,963,280)
RetireSMART 2045 Fund	-	31,646	(62)	(74,437)
RetireSMART 2050 Fund	1,449	744,225	(2,712)	(3,113,866)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
RetireSMART Conservative Fund	$(97,954)	$(1,860,122)	$1,958,076
RetireSMART Moderate Fund	(234,913)	(2,295,984)	2,530,897
RetireSMART Moderate Growth Fund	(165,067)	(778,062)	943,129
RetireSMART Growth Fund	(25,012)	(55,609)	80,621
RetireSMART In Retirement Fund	349	(537,150)	536,801
RetireSMART 2010 Fund	243	(466,474)	466,231
RetireSMART 2015 Fund	(7)	(6,594)	6,601
RetireSMART 2020 Fund	799	(753,771)	752,972
RetireSMART 2025 Fund	(13)	(3,807)	3,820
RetireSMART 2030 Fund	602	(433,053)	432,451

93

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
RetireSMART 2035 Fund	$(16)	$(3,179)	$3,195
RetireSMART 2040 Fund	350	(247,043)	246,693
RetireSMART 2045 Fund	-	(1,857)	1,857
RetireSMART 2050 Fund	(36)	(37,811)	37,847

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2011, was as follows:

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund
MassMutual Premier Core Bond Fund, Class Z	-	7,300,094	605,456	6,694,638	$75,381,627	$1,752,362	$1,602,170	$127,522
MassMutual Premier Disciplined Growth Fund, Class S	-	874,923	36,580	838,343	7,981,027	85,432	-	1,022
MassMutual Premier Disciplined Value Fund, Class S	-	888,003	35,647	852,356	8,395,707	161,064	-	(13,925)
MassMutual Premier Diversified Bond Fund, Class Z	-	2,516,815	2,516,815	-	-	-	-	288,716
MassMutual Premier Focused International Fund, Class Z	-	112,757	16,853	95,904	1,007,946	9,299	-	4,151
MassMutual Premier High Yield Fund, Class Z	-	1,253,011	56,087	1,196,924	10,377,333	649,073	-	(1,582)
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	2,350,941	169,914	2,181,027	25,103,618	1,053,434	-	90,483
MassMutual Premier International Bond Fund, Class S	-	877,124	67,490	809,634	8,193,498	270,372	-	9,397
MassMutual Premier International Equity Fund, Class S	-	230,240	18,798	211,442	2,452,729	41,345	258,916	(2,726)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	-	91,370	-	91,370	948,419	6,928	-	-
MassMutual Premier Money Market Fund, Class S	-	5,483,377	968,150	4,515,227	4,515,227	53	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	-	4,740,230	445,717	4,294,513	45,006,499	895,553	890,514	19,700
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	555,186	23,932	531,254	5,849,102	71,670	782,019	(32,922)
MassMutual Premier Value Fund, Class S	-	23,765	412	23,353	317,604	5,355	-	(613)
MassMutual Select BlackRock Global Allocation Fund, Class S	-	130,379	722	129,657	1,287,498	29,595	21,872	42
MassMutual Select Blue Chip Growth Fund, Class S	-	172,718	9,768	162,950	1,761,485	29	-	5,320
MassMutual Select Core Opportunities Fund, Class S	-	301,097	22,741	278,356	2,418,909	24,387	-	(1,713)
MassMutual Select Diversified International Fund, Class S	-	462,281	40,540	421,741	2,403,922	74,045	-	(5,864)
MassMutual Select Diversified Value Fund, Class S	-	211,889	8,505	203,384	1,804,020	32,027	-	(3,071)
MassMutual Select Focused Value Fund, Class Z	-	252,674	9,832	242,842	4,123,458	66,704	74,398	(1,840)
MassMutual Select Fundamental Value Fund, Class Z	-	304,875	16,522	288,353	2,895,062	56,430	-	(4,119)

94

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
MassMutual Select Growth Opportunities Fund, Class S	-	205,227	14,448	190,779	$1,411,765	$-	$-	$6,142
MassMutual Select Large Cap Growth Fund, Class S	-	251,950	9,783	242,167	1,903,430	1,170	206,808	4,163
MassMutual Select Large Cap Value Fund, Class S	-	59,184	7,718	51,466	518,774	3,925	-	1,436
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	243,159	7,386	235,773	3,364,476	-	254,294	(3,727)
MassMutual Select Mid-Cap Value Fund, Class S	-	373,490	16,373	357,117	3,460,466	38,121	-	(6,747)
MassMutual Select Overseas Fund, Class Z	-	1,169,393	104,737	1,064,656	6,664,744	126,472	-	(16,170)
MassMutual Select PIMCO Total Return Fund, Class Z	-	933,601	301,221	632,380	6,311,151	210,221	-	(46,263)
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	150,420	4,928	145,492	2,060,170	-	262,768	(5,721)
MassMutual Select Small Cap Value Equity Fund, Class S	-	237,103	9,137	227,966	2,063,090	6,457	-	(5,155)
MassMutual Select Small Company Growth Fund, Class S	-	120,765	4,961	115,804	1,137,193	-	-	(1,832)
MassMutual Select Small Company Value Fund, Class Z	-	130,335	3,751	126,584	1,617,745	8,076	63,663	(2,001)
MassMutual Select Strategic Bond Fund, Class S	-	1,157,839	74,546	1,083,293	10,735,432	343,660	-	5,211
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	-	1,594,518	68,853	1,525,665	5,110,977	320,181	-	(6,261)
Oppenheimer Developing Markets Fund, Class Y*	-	75,654	-	75,654	2,191,693	49,607	-	-
Oppenheimer Real Estate Fund, Class Y*	-	314,634	26,790	287,844	5,831,725	53,491	-	10,279

					$266,607,521	$6,446,538	$4,417,422	$411,332

RetireSMART Moderate Fund
MassMutual Premier Core Bond Fund, Class Z	-	10,137,693	1,012,239	9,125,454	$102,752,615	$2,396,222	$2,190,846	$176,854
MassMutual Premier Disciplined Growth Fund, Class S	-	3,387,538	256,012	3,131,526	29,812,127	323,172	-	(16,908)
MassMutual Premier Disciplined Value Fund, Class S	-	3,076,866	249,504	2,827,362	27,849,520	541,289	-	(121,727)
MassMutual Premier Diversified Bond Fund, Class Z	-	3,453,071	3,453,071	-	-	-	-	376,827
MassMutual Premier Focused International Fund, Class Z	-	458,358	61,052	397,306	4,175,681	39,194	-	(19,990)
MassMutual Premier High Yield Fund, Class Z	-	2,205,076	117,610	2,087,466	18,098,327	1,140,528	-	(13,926)
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	2,577,910	402,403	2,175,507	25,040,087	1,079,318	-	230,911
MassMutual Premier International Bond Fund, Class S	-	983,647	183,259	800,388	8,099,926	273,672	-	12,496
MassMutual Premier International Equity Fund, Class S	-	1,050,272	100,718	949,554	11,014,829	188,615	1,181,189	(112,702)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	-	1,188,918	50,990	1,137,928	11,811,692	86,274	-	(101,581)
MassMutual Premier Money Market Fund, Class S	-	1,100,525	80,078	1,020,447	1,020,447	17	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	-	3,843,506	637,130	3,206,376	33,602,825	677,572	673,760	10,563
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	1,673,309	140,979	1,532,330	16,870,953	210,024	2,291,699	(259,679)
MassMutual Premier Value Fund, Class S	-	84,632	5,118	79,514	1,081,388	18,537	-	(7,363)
MassMutual Select BlackRock Global Allocation Fund, Class S	-	515,869	3,080	512,789	5,092,000	117,042	86,502	547
MassMutual Select Blue Chip Growth Fund, Class S	-	950,994	63,698	887,296	9,591,667	155	-	14,782
MassMutual Select Core Opportunities Fund, Class S	-	675,922	81,734	594,188	5,163,491	55,850	-	(33,321)
MassMutual Select Diversified International Fund, Class S	-	1,606,555	213,074	1,393,481	7,942,844	250,680	-	(125,998)

95

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Fund (Continued)
MassMutual Select Diversified Value Fund, Class S	-	1,044,313	81,922	962,391	$8,536,405	$155,776	$-	$(35,860)
MassMutual Select Focused Value Fund, Class Z	-	559,787	49,087	510,700	8,671,684	144,894	158,626	(19,007)
MassMutual Select Fundamental Value Fund, Class Z	-	1,634,310	115,889	1,518,421	15,244,950	314,683	-	(70,833)
MassMutual Select Growth Opportunities Fund, Class S	-	1,368,830	93,895	1,274,935	9,434,518	-	-	22,457
MassMutual Select Large Cap Growth Fund, Class S	-	826,651	50,741	775,910	6,098,655	3,747	662,949	4,264
MassMutual Select Large Cap Value Fund, Class S	-	356,516	34,252	322,264	3,248,418	24,909	-	(8,654)
MassMutual Select Mid Cap Growth Equity Fund, Class S	-	749,276	749,276	-	-	-	-	454,818
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	1,306,544	74,283	1,232,261	17,584,364	-	1,342,071	(56,848)
MassMutual Select Mid-Cap Value Fund, Class S	-	1,945,640	166,049	1,779,591	17,244,240	192,635	-	(88,973)
MassMutual Select Overseas Fund, Class Z	-	5,941,294	501,871	5,439,423	34,050,791	676,596	-	(329,494)
MassMutual Select PIMCO Total Return Fund, Class Z	-	1,443,411	584,556	858,855	8,571,371	304,957	-	(87,688)
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	433,360	152,867	280,493	3,971,778	-	549,292	(470,129)
MassMutual Select Small Cap Value Equity Fund, Class S	-	993,891	164,184	829,707	7,508,844	23,869	-	(198,141)
MassMutual Select Small Company Growth Fund, Class S	-	484,840	113,316	371,524	3,648,369	-	-	(123,420)
MassMutual Select Small Company Value Fund, Class Z	-	284,467	165,025	119,442	1,526,470	7,944	62,634	(339,971)
MassMutual Select Strategic Bond Fund, Class S	-	1,332,744	181,036	1,151,708	11,413,424	375,158	-	15,511
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	-	5,270,457	399,381	4,871,076	16,318,104	1,030,906	-	(53,286)
Oppenheimer Developing Markets Fund, Class Y*	-	151,860	-	151,860	4,399,371	99,817	-	-
Oppenheimer Real Estate Fund, Class Y*	-	1,018,982	102,903	916,079	18,559,753	176,885	-	(55,043)

					$515,051,928	$10,930,937	$9,199,568	$(1,430,512)

RetireSMART Moderate Growth Fund
MassMutual Premier Core Bond Fund, Class Z	-	3,050,470	429,235	2,621,235	$29,515,111	$685,985	$627,191	$71,317
MassMutual Premier Disciplined Growth Fund, Class S	-	3,733,888	219,266	3,514,622	33,459,198	360,915	-	(12,963)
MassMutual Premier Disciplined Value Fund, Class S	-	3,061,884	213,593	2,848,291	28,055,665	542,630	-	(101,720)
MassMutual Premier Diversified Bond Fund, Class Z	-	321,695	321,695	-	-	-	-	29,308
MassMutual Premier Focused International Fund, Class Z	-	431,567	67,323	364,244	3,828,200	35,809	-	(29,843)
MassMutual Premier High Yield Fund, Class Z	-	1,070,752	120,515	950,237	8,238,559	519,814	-	(9,580)
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	519,255	66,152	453,103	5,215,210	222,837	-	38,374
MassMutual Premier International Bond Fund, Class S	-	528,414	124,780	403,634	4,084,775	137,389	-	11,066
MassMutual Premier International Equity Fund, Class S	-	1,092,595	119,826	972,769	11,284,126	192,490	1,205,453	(137,378)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	-	1,147,715	36,195	1,111,520	11,537,573	84,272	-	(72,063)
MassMutual Premier Short-Duration Bond Fund, Class Z	-	851,005	208,147	642,858	6,737,155	135,435	134,673	1,187
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	1,553,075	142,147	1,410,928	15,534,323	192,486	2,100,336	(222,248)
MassMutual Premier Value Fund, Class S	-	120,210	8,373	111,837	1,520,980	25,951	-	(11,643)
MassMutual Select BlackRock Global Allocation Fund, Class S	-	372,422	2,560	369,862	3,672,727	84,419	62,391	490

96

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Blue Chip Growth Fund, Class S	-	1,215,076	161,965	1,053,111	$11,384,131	$184	$-	$5,387
MassMutual Select Core Opportunities Fund, Class S	-	488,716	55,476	433,240	3,764,858	40,186	-	(22,955)
MassMutual Select Diversified International Fund, Class S	-	2,498,096	257,818	2,240,278	12,769,587	400,001	-	(172,151)
MassMutual Select Diversified Value Fund, Class S	-	1,515,086	139,009	1,376,077	12,205,801	223,164	-	(63,840)
MassMutual Select Focused Value Fund, Class Z	-	386,297	37,650	348,647	5,920,025	98,718	107,833	(12,153)
MassMutual Select Fundamental Value Fund, Class Z	-	2,063,808	195,558	1,868,250	18,757,229	393,845	-	(127,693)
MassMutual Select Growth Opportunities Fund, Class S	-	1,826,044	186,507	1,639,537	12,132,575	-	-	36,915
MassMutual Select Large Cap Growth Fund, Class S	-	1,085,158	90,449	994,709	7,818,411	4,804	850,559	(1,858)
MassMutual Select Large Cap Value Fund, Class S	-	484,371	86,798	397,573	4,007,541	30,642	-	(59,696)
MassMutual Select Mid Cap Growth Equity Fund, Class S	-	369,108	369,108	-	-	-		188,457
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	1,162,130	77,279	1,084,851	15,480,826	-	1,178,210	(54,408)
MassMutual Select Mid-Cap Value Fund, Class S	-	1,684,732	169,580	1,515,152	14,681,827	163,367	-	(91,324)
MassMutual Select Overseas Fund, Class Z	-	5,982,557	610,655	5,371,902	33,628,108	677,058	-	(463,107)
MassMutual Select PIMCO Total Return Fund, Class Z	-	634,597	331,442	303,155	3,025,489	108,753	-	(38,770)
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	498,561	149,258	349,303	4,946,130	-	684,959	(395,891)
MassMutual Select Small Cap Value Equity Fund, Class S	-	994,660	185,132	809,528	7,326,227	23,172	-	(195,394)
MassMutual Select Small Company Growth Fund, Class S	-	601,325	128,537	472,788	4,642,773	-	-	(114,702)
MassMutual Select Small Company Value Fund, Class Z	-	471,441	158,149	313,292	4,003,867	20,220	159,416	(270,510)
MassMutual Select Strategic Bond Fund, Class S	-	424,627	61,085	363,542	3,602,705	117,662	-	1,445
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	-	4,657,921	418,900	4,239,021	14,200,720	895,042	-	(50,105)
Oppenheimer Developing Markets Fund, Class Y*	-	69,673	-	69,673	2,018,413	45,526	-	-
Oppenheimer Real Estate Fund, Class Y*	-	812,046	88,406	723,640	14,660,942	139,623	-	(59,298)

					$373,661,787	$6,602,399	$7,111,021	$(2,407,347)

RetireSMART Growth Fund
MassMutual Premier Core Bond Fund, Class Z	-	110,642	43,650	66,992	$754,333	$17,527	$16,025	$(161)
MassMutual Premier Disciplined Growth Fund, Class S	-	685,536	45,884	639,652	6,089,487	65,592	-	(206)
MassMutual Premier Disciplined Value Fund, Class S	-	505,006	44,721	460,285	4,533,807	87,564	-	(19,026)
MassMutual Premier Diversified Bond Fund, Class Z	-	2,319	2,319	-	-	-	-	127
MassMutual Premier Focused International Fund, Class Z	-	88,695	12,807	75,888	797,581	7,433	-	(5,970)
MassMutual Premier High Yield Fund, Class Z	-	87,935	2,371	85,564	741,840	46,533	-	(139)
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	23,077	3,692	19,385	223,126	9,491	-	2,393
MassMutual Premier International Bond Fund, Class S	-	20,555	5,970	14,585	147,605	4,940	-	416
MassMutual Premier International Equity Fund, Class S	-	193,919	24,353	169,566	1,966,960	33,481	209,670	(26,080)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	-	126,864	5,876	120,988	1,255,852	9,173	-	(11,691)
MassMutual Premier Short-Duration Bond Fund, Class Z	-	26,418	10,843	15,575	163,227	3,274	3,255	(110)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	316,430	30,272	286,158	3,150,603	38,930	424,793	(40,465)

97

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Growth Fund (Continued)
MassMutual Premier Value Fund, Class S	-	31,463	1,765	29,698	$403,894	$6,863	$-	$(2,427)
MassMutual Select BlackRock Global Allocation Fund, Class S	-	8,895	-	8,895	88,325	2,030	1,500	-
MassMutual Select Blue Chip Growth Fund, Class S	-	271,524	35,288	236,236	2,553,714	41	-	3,674
MassMutual Select Core Opportunities Fund, Class S	-	87,483	10,623	76,860	667,914	7,056	-	(4,360)
MassMutual Select Diversified International Fund, Class S	-	534,069	52,310	481,759	2,746,024	85,643	-	(32,515)
MassMutual Select Diversified Value Fund, Class S	-	340,192	34,784	305,408	2,708,970	49,338	-	(14,290)
MassMutual Select Focused Value Fund, Class Z	-	69,012	7,551	61,461	1,043,608	17,244	18,951	(1,346)
MassMutual Select Fundamental Value Fund, Class Z	-	457,231	46,090	411,141	4,127,858	85,923	-	(27,400)
MassMutual Select Growth Opportunities Fund, Class S	-	372,949	38,826	334,123	2,472,509	-	-	9,331
MassMutual Select Large Cap Growth Fund, Class S	-	247,795	20,142	227,653	1,789,352	1,099	194,409	2,594
MassMutual Select Large Cap Value Fund, Class S	-	112,149	16,712	95,437	962,007	7,331	-	(10,093)
MassMutual Select Mid Cap Growth Equity Fund, Class S	-	121,790	121,790	-	-	-	-	79,269
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	234,701	16,624	218,077	3,111,953	-	236,354	(8,770)
MassMutual Select Mid-Cap Value Fund, Class S	-	338,107	36,527	301,580	2,922,315	32,415	-	(15,129)
MassMutual Select Overseas Fund, Class Z	-	1,079,542	121,433	958,109	5,997,761	119,387	-	(86,849)
MassMutual Select PIMCO Total Return Fund, Class Z	-	24,018	14,333	9,685	96,657	3,618	-	(2,637)
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	101,832	26,065	75,767	1,072,858	-	144,900	(62,365)
MassMutual Select Small Cap Value Equity Fund, Class S	-	180,356	33,360	146,996	1,330,310	4,191	-	(28,753)
MassMutual Select Small Company Growth Fund, Class S	-	125,401	22,152	103,249	1,013,906	-	-	(16,272)
MassMutual Select Small Company Value Fund, Class Z	-	100,029	26,640	73,389	937,915	4,710	37,138	(41,474)
MassMutual Select Strategic Bond Fund, Class S	-	34,139	1,720	32,419	321,273	10,471	-	271
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	-	884,327	118,608	765,719	2,565,158	161,885	-	(11,430)
Oppenheimer Developing Markets Fund, Class Y*	-	7,807	-	7,807	226,163	5,004	-	-
Oppenheimer Real Estate Fund, Class Y*	-	146,923	16,410	130,513	2,644,196	24,958	-	(12,382)

					$61,629,061	$953,145	$1,286,995	$(384,265)

RetireSMART In Retirement Fund
MassMutual Premier Capital Appreciation Fund, Class S	9,624	2,373	11,997	-	$-	$-	$-	$19,430
MassMutual Premier Core Bond Fund, Class S	951,335	745,079	1,696,414	-	-	-	-	753,803
MassMutual Premier Core Bond Fund, Class Z	-	2,026,883	418,201	1,608,682	18,113,762	431,014	394,072	43,329
MassMutual Premier Disciplined Growth Fund, Class S	469,860	86,238	163,267	392,831	3,739,755	41,280	-	437,605
MassMutual Premier Disciplined Value Fund, Class S	421,587	104,485	139,552	386,520	3,807,221	75,269	-	299,708
MassMutual Premier Diversified Bond Fund, Class S	822,677	-	822,677	-	-	-	-	725,485
MassMutual Premier Focused International Fund, Class S	45,119	4,585	49,704	-	-	-	-	107,221
MassMutual Premier Focused International Fund, Class Z	-	53,579	15,914	37,665	395,863	3,808	-	(9,724)
MassMutual Premier High Yield Fund, Class S	240,532	29,493	270,025	-	-	-	-	199,904
MassMutual Premier High Yield Fund, Class Z	-	417,989	78,466	339,523	2,943,663	187,529	-	(10,958)
MassMutual Premier Inflation-Protected and Income Fund, Class S	1,094,837	254,704	1,349,541	-	-	-	-	1,151,960
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	1,422,025	305,773	1,116,252	12,848,063	561,429	-	143,088

98

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
MassMutual Premier International Bond Fund, Class S	424,294	157,661	179,472	402,483	$4,073,132	$139,577	$-	$161,692
MassMutual Premier International Equity Fund, Class S	94,264	40,245	40,104	94,405	1,095,103	19,141	119,872	232,622
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	5,933	39	832	5,140	53,355	390	-	1,347
MassMutual Premier Money Market Fund, Class S	1,276,417	1,259,023	587,217	1,948,223	1,948,223	61	-	-
MassMutual Premier Short-Duration Bond Fund, Class S	2,143,830	79,828	2,223,658	-	-	-	-	1,254,500
MassMutual Premier Short-Duration Bond Fund, Class Z	-	1,998,321	378,299	1,620,022	16,977,829	347,580	345,624	(4,836)
MassMutual Premier Strategic Emerging Markets Fund, Class S	224,714	4,549	229,263	-	-	-	-	780,617
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	251,228	45,442	205,786	2,265,699	29,065	317,151	(111,550)
MassMutual Premier Value Fund, Class S	9,792	6,171	5,428	10,535	143,276	2,491	-	9,458
MassMutual Select Blue Chip Growth Fund, Class S	46,555	37,658	24,954	59,259	640,589	11	-	123,317
MassMutual Select Core Opportunities Fund, Class S	165,491	16,004	84,580	96,915	842,187	9,239	-	45,479
MassMutual Select Diversified International Fund, Class S	177,434	62,436	65,452	174,418	994,182	31,810	-	153,034
MassMutual Select Diversified Value Fund, Class S	66,266	37,787	27,965	76,088	674,900	12,481	-	81,443
MassMutual Select Focused Value Fund, Class S	105,021	7,602	112,623	-	-	-	-	805,067
MassMutual Select Focused Value Fund, Class Z	-	126,258	30,652	95,606	1,623,383	26,962	30,261	(8,540)
MassMutual Select Fundamental Value Fund, Class S	99,043	14,602	113,645	-	-	-	-	289,139
MassMutual Select Fundamental Value Fund, Class Z	-	134,705	25,897	108,808	1,092,434	22,504	-	(16,205)
MassMutual Select Growth Opportunities Fund, Class S	66,289	36,060	34,769	67,580	500,090	-	-	131,510
MassMutual Select Large Cap Growth Fund, Class S	96,777	37,826	34,804	99,799	784,424	482	85,247	93,318
MassMutual Select Large Cap Value Fund, Class S	21,782	8,539	14,829	15,492	156,158	1,246	-	35,918
MassMutual Select Mid Cap Growth Equity Fund, Class S	39,987	1,035	41,022	-	-	-	-	202,557
MassMutual Select Mid Cap Growth Equity II Fund, Class S	54,009	30,007	84,016	-	-	-	-	342,852
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	114,491	13,798	100,693	1,436,894	-	111,268	(12,155)
MassMutual Select Mid-Cap Value Fund, Class S	114,093	84,858	42,338	156,613	1,517,581	17,273	-	26,088
MassMutual Select Overseas Fund, Class S	492,400	17,661	510,061	-	-	-	-	1,075,199
MassMutual Select Overseas Fund, Class Z	-	614,921	100,058	514,863	3,223,045	58,576	-	(75,903)
MassMutual Select PIMCO Total Return Fund, Class S	366,069	86,340	452,409	-	-	-	-	64,316
MassMutual Select PIMCO Total Return Fund, Class Z	-	465,750	190,319	275,431	2,748,804	100,436	-	(36,174)
MassMutual Select Small Cap Growth Equity Fund, Class S	21,207	17,422	38,629	-	-	-	-	98,014
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	66,164	9,249	56,915	805,918	-	105,267	(15,251)
MassMutual Select Small Cap Value Equity Fund, Class S	56,271	55,035	20,215	91,091	824,372	2,655	-	75,620
MassMutual Select Small Company Growth Fund, Class S	63,584	21,471	31,986	53,069	521,135	-	-	163,438
MassMutual Select Small Company Value Fund, Class S	49,476	890	50,366	-	-	-	-	183,326
MassMutual Select Small Company Value Fund, Class Z	-	61,184	7,535	53,649	685,633	3,503	27,614	(4,186)
MassMutual Select Strategic Bond Fund, Class S	366,661	119,268	125,431	360,498	3,572,539	119,141	-	182,400

99

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	801,241	201,652	376,297	626,596	$2,099,097	$135,497	$-	$306,406
Oppenheimer Developing Markets Fund, Class Y*	-	30,094	-	30,094	871,818	19,625	-	-
Oppenheimer Real Estate Fund, Class Y*	176,585	23,325	69,264	130,646	2,646,893	32,322	-	627,863

					$96,667,020	$2,432,397	$1,536,376	$11,122,591

RetireSMART 2010 Fund
MassMutual Premier Capital Appreciation Fund, Class S	4,985	5,959	10,944	-	$-	$-	$-	$2,730
MassMutual Premier Core Bond Fund, Class S	1,017,012	615,538	1,632,550	-	-	-	-	499,391
MassMutual Premier Core Bond Fund, Class Z	-	1,973,766	387,913	1,585,853	17,856,700	418,133	382,296	39,095
MassMutual Premier Disciplined Growth Fund, Class S	683,227	148,847	247,621	584,453	5,563,990	60,385	-	754,236
MassMutual Premier Disciplined Value Fund, Class S	619,361	156,915	217,875	558,401	5,500,250	106,975	-	242,740
MassMutual Premier Diversified Bond Fund, Class S	670,462	-	670,462	-	-	-	-	435,563
MassMutual Premier Focused International Fund, Class S	70,629	18,041	88,670	-	-	-	-	186,732
MassMutual Premier Focused International Fund, Class Z	-	94,676	28,965	65,711	690,617	6,500	-	(14,027)
MassMutual Premier High Yield Fund, Class S	188,178	47,770	235,948	-	-	-	-	97,684
MassMutual Premier High Yield Fund, Class Z	-	495,407	84,481	410,926	3,562,724	224,589	-	(10,785)
MassMutual Premier Inflation-Protected and Income Fund, Class S	762,638	296,573	1,059,211	-	-	-	-	806,783
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	1,138,655	284,133	854,522	9,835,543	422,370	-	124,284
MassMutual Premier International Bond Fund, Class S	269,027	167,168	149,128	287,067	2,905,119	97,782	-	194,740
MassMutual Premier International Equity Fund, Class S	159,231	62,869	65,097	157,003	1,821,231	31,262	195,778	368,814
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	26,807	1,902	12,229	16,480	171,065	1,250	-	3,246
MassMutual Premier Money Market Fund, Class S	482,641	1,354,411	706,231	1,130,821	1,130,821	31	-	-
MassMutual Premier Short-Duration Bond Fund, Class S	1,403,410	99,496	1,502,906	-	-	-	-	484,625
MassMutual Premier Short-Duration Bond Fund, Class Z	-	1,383,741	310,108	1,073,633	11,251,676	227,002	225,725	4,486
MassMutual Premier Strategic Emerging Markets Fund, Class S	313,548	15,642	329,190	-	-	-	-	563,546
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	316,540	46,666	269,874	2,971,317	37,066	404,449	(86,930)
MassMutual Premier Value Fund, Class S	27,936	5,764	12,041	21,659	294,564	5,027	-	51,143
MassMutual Select Blue Chip Growth Fund, Class S	92,393	41,638	47,858	86,173	931,527	15	-	178,260
MassMutual Select Core Opportunities Fund, Class S	164,666	25,425	83,291	106,800	928,093	10,124	-	42,683
MassMutual Select Diversified International Fund, Class S	341,011	89,698	114,763	315,946	1,800,894	56,862	-	216,390
MassMutual Select Diversified Value Fund, Class S	123,210	42,649	39,726	126,133	1,118,798	20,519	-	117,147
MassMutual Select Focused Value Fund, Class S	105,573	11,543	117,116	-	-	-	-	726,725
MassMutual Select Focused Value Fund, Class Z	-	131,437	32,171	99,266	1,685,537	28,359	30,968	(9,990)
MassMutual Select Fundamental Value Fund, Class S	149,849	29,525	179,374	-	-	-	-	361,302
MassMutual Select Fundamental Value Fund, Class Z	-	202,525	37,590	164,935	1,655,946	34,527	-	(21,990)
MassMutual Select Growth Opportunities Fund, Class S	110,603	51,558	52,722	109,439	809,845	-	-	175,943

100

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2010 Fund (Continued)
MassMutual Select Large Cap Growth Fund, Class S	163,759	55,640	55,388	164,011	$1,289,128	$792	$140,379	$146,737
MassMutual Select Large Cap Value Fund, Class S	36,724	15,028	33,092	18,660	188,090	1,473	-	52,827
MassMutual Select Mid Cap Growth Equity Fund, Class S	83,199	6,968	90,167	-	-	-	-	342,175
MassMutual Select Mid Cap Growth Equity II Fund, Class S	108,682	49,001	157,683	-	-	-	-	499,083
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	221,258	26,704	194,554	2,776,283	-	212,696	(20,631)
MassMutual Select Mid-Cap Value Fund, Class S	245,247	142,425	102,849	284,823	2,759,933	30,996	-	190,284
MassMutual Select Overseas Fund, Class S	761,194	67,322	828,516	-	-	-	-	1,762,662
MassMutual Select Overseas Fund, Class Z	-	1,035,131	173,501	861,630	5,393,802	100,624	-	(108,527)
MassMutual Select PIMCO Total Return Fund, Class S	385,771	74,273	460,044	-	-	-	-	61,559
MassMutual Select PIMCO Total Return Fund, Class Z	-	477,413	162,102	315,311	3,146,799	111,231	-	(25,869)
MassMutual Select Small Cap Growth Equity Fund, Class S	31,896	36,254	68,150	-	-	-	-	84,066
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	101,616	36,984	64,632	915,186	-	127,297	(97,281)
MassMutual Select Small Cap Value Equity Fund, Class S	89,563	101,209	51,177	139,595	1,263,339	4,031	-	161,090
MassMutual Select Small Company Growth Fund, Class S	67,079	50,886	44,902	73,063	717,478	-	-	167,965
MassMutual Select Small Company Value Fund, Class S	76,389	9,312	85,701	-	-	-	-	266,596
MassMutual Select Small Company Value Fund, Class Z	-	92,955	38,527	54,428	695,593	3,550	27,990	(67,168)
MassMutual Select Strategic Bond Fund, Class S	268,156	138,126	104,489	301,793	2,990,767	98,693	-	151,333
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	913,550	231,959	400,914	744,595	2,494,393	158,277	-	188,381
Oppenheimer Developing Markets Fund, Class Y*	-	30,723	-	30,723	890,054	20,139	-	-
Oppenheimer Real Estate Fund, Class Y*	199,283	27,196	76,080	150,399	3,047,085	37,479	-	580,910

					$101,054,187	$2,356,063	$1,747,578	$10,870,758

RetireSMART 2015 Fund
MassMutual Premier Capital Appreciation Fund, Class S	545	-	545	-	$-	$-	$-	$418
MassMutual Premier Core Bond Fund, Class S	8,512	7,512	16,024	-	-	-	-	1,998
MassMutual Premier Core Bond Fund, Class Z	-	36,382	3,169	33,213	373,982	5,594	5,113	264
MassMutual Premier Disciplined Growth Fund, Class S	7,770	15,032	1,722	21,080	200,686	1,320	-	2,011
MassMutual Premier Disciplined Value Fund, Class S	7,161	14,552	1,560	20,153	198,510	2,303	-	1,168
MassMutual Premier Diversified Bond Fund, Class S	4,289	-	4,289	-	-	-	-	1,215
MassMutual Premier Focused International Fund, Class S	1,751	411	2,162	-	-	-	-	1,860
MassMutual Premier Focused International Fund, Class Z	-	3,949	501	3,448	36,236	186	-	(89)
MassMutual Premier High Yield Fund, Class S	2,956	2,128	5,084	-	-	-	-	1,548
MassMutual Premier High Yield Fund, Class Z	-	13,134	1,165	11,969	103,767	4,651	-	(63)
MassMutual Premier Inflation-Protected and Income Fund, Class S	7,065	6,263	13,328	-	-	-	-	8,255
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	26,448	2,140	24,308	279,787	7,327	-	781
MassMutual Premier International Bond Fund, Class S	3,261	8,475	1,381	10,355	104,791	2,115	-	853

101

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2015 Fund (Continued)
MassMutual Premier International Equity Fund, Class S	2,517	5,683	946	7,254	$84,148	$780	$4,884	$1,446
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,223	8	342	889	9,226	67	-	178
MassMutual Premier Money Market Fund, Class S	-	1,811	215	1,596	1,596	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class S	9,594	3,150	12,744	-	-	-	-	1,171
MassMutual Premier Short-Duration Bond Fund, Class Z	-	21,776	2,467	19,309	202,355	2,472	2,458	27
MassMutual Premier Strategic Emerging Markets Fund, Class S	3,960	1,239	5,199	-	-	-	-	848
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	11,194	434	10,760	118,468	861	9,393	(245)
MassMutual Premier Value Fund, Class S	426	487	50	863	11,735	120	-	82
MassMutual Select Blue Chip Growth Fund, Class S	2,431	3,771	1,098	5,104	55,176	1	-	1,489
MassMutual Select Core Opportunities Fund, Class S	2,023	3,385	1,012	4,396	38,200	170	-	1,463
MassMutual Select Diversified International Fund, Class S	7,153	10,747	2,718	15,182	86,535	1,495	-	71
MassMutual Select Diversified Value Fund, Class S	2,884	5,052	896	7,040	62,442	635	-	657
MassMutual Select Focused Value Fund, Class S	1,307	474	1,781	-	-	-	-	1,950
MassMutual Select Focused Value Fund, Class Z	-	3,939	363	3,576	60,715	507	621	55
MassMutual Select Fundamental Value Fund, Class S	4,173	1,603	5,776	-	-	-	-	3,155
MassMutual Select Fundamental Value Fund, Class Z	-	10,365	547	9,818	98,571	1,050	-	(132)
MassMutual Select Growth Opportunities Fund, Class S	3,134	5,499	1,516	7,117	52,663	-	-	2,043
MassMutual Select Large Cap Growth Fund, Class S	3,585	1,843	1,208	4,220	33,171	20	3,603	1,280
MassMutual Select Large Cap Value Fund, Class S	1,176	1,711	962	1,925	19,403	74	-	766
MassMutual Select Mid Cap Growth Equity Fund, Class S	1,365	528	1,893	-	-	-	-	2,940
MassMutual Select Mid Cap Growth Equity II Fund, Class S	2,140	797	2,937	-	-	-	-	5,434
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	7,335	320	7,015	100,101	-	4,841	(88)
MassMutual Select Mid-Cap Value Fund, Class S	4,641	8,901	1,371	12,171	117,933	727	-	1,736
MassMutual Select Overseas Fund, Class S	12,696	4,063	16,759	-	-	-	-	8,198
MassMutual Select Overseas Fund, Class Z	-	36,673	2,411	34,262	214,479	1,987	-	(722)
MassMutual Select PIMCO Total Return Fund, Class S	4,460	1,394	5,854	-	-	-	-	959
MassMutual Select PIMCO Total Return Fund, Class Z	-	10,921	1,543	9,378	93,592	1,770	-	(189)
MassMutual Select Small Cap Growth Equity Fund, Class S	1,182	604	1,786	-	-	-	-	2,317
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	4,957	574	4,383	62,062	-	3,937	(1,338)
MassMutual Select Small Cap Value Equity Fund, Class S	1,714	6,207	701	7,220	65,339	106	-	419
MassMutual Select Small Company Growth Fund, Class S	1,731	3,570	760	4,541	44,589	-	-	1,462
MassMutual Select Small Company Value Fund, Class S	1,557	548	2,105	-	-	-	-	2,124
MassMutual Select Small Company Value Fund, Class Z	-	4,050	632	3,418	43,687	114	902	(993)
MassMutual Select Strategic Bond Fund, Class S	2,777	5,522	938	7,361	72,947	1,494	-	337
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	10,841	22,274	4,552	28,563	95,686	5,970	-	1,885
Oppenheimer Developing Markets Fund, Class Y*	-	915	-	915	26,494	312	-	-
Oppenheimer Real Estate Fund, Class Y*	2,644	4,590	630	6,604	133,797	794	-	2,606

					$3,302,869	$45,022	$35,752	$63,610

102

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund
MassMutual Premier Capital Appreciation Fund, Class S	146,090	7,474	153,564	-	$-	$-	$-	$334,693
MassMutual Premier Core Bond Fund, Class S	1,795,781	547,806	2,343,587	-	-	-	-	644,965
MassMutual Premier Core Bond Fund, Class Z	-	3,219,358	580,531	2,638,827	29,713,190	692,329	632,991	52,103
MassMutual Premier Disciplined Growth Fund, Class S	2,904,435	658,191	709,945	2,852,681	27,157,523	293,321	-	(371,608)
MassMutual Premier Disciplined Value Fund, Class S	2,570,378	550,484	610,714	2,510,148	24,724,955	478,734	-	(1,721,075)
MassMutual Premier Diversified Bond Fund, Class S	552,418	-	552,418	-	-	-	-	361,934
MassMutual Premier Focused International Fund, Class S	395,446	87,804	483,250	-	-	-	-	1,294,653
MassMutual Premier Focused International Fund, Class Z	-	480,772	125,873	354,899	3,729,991	34,871	-	(52,237)
MassMutual Premier High Yield Fund, Class S	908,339	314,004	1,222,343	-	-	-	-	669,827
MassMutual Premier High Yield Fund, Class Z	-	2,133,543	331,286	1,802,257	15,625,565	983,642	-	(45,392)
MassMutual Premier Inflation-Protected and Income Fund, Class S	1,228,104	433,575	1,661,679	-	-	-	-	1,325,405
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	1,820,627	350,469	1,470,158	16,921,514	722,046	-	138,529
MassMutual Premier International Bond Fund, Class S	890,199	535,141	326,025	1,099,315	11,125,064	371,820	-	311,901
MassMutual Premier International Equity Fund, Class S	898,159	236,642	300,146	834,655	9,682,004	165,226	1,034,721	(617,664)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,367,922	9,942	75,788	1,302,076	13,515,554	98,720	-	11,672
MassMutual Premier Money Market Fund, Class S	-	56,538	11,479	45,059	45,059	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class S	1,830,740	258,804	2,089,544	-	-	-	-	298,519
MassMutual Premier Short-Duration Bond Fund, Class Z	-	1,958,850	480,435	1,478,415	15,493,791	311,172	309,421	1,566
MassMutual Premier Strategic Emerging Markets Fund, Class S	1,197,644	55,962	1,253,606	-	-	-	-	2,988,562
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	1,383,832	153,956	1,229,876	13,540,933	168,034	1,833,520	(263,756)
MassMutual Premier Value Fund, Class S	105,923	28,176	41,375	92,724	1,261,044	21,511	-	136,289
MassMutual Select Blue Chip Growth Fund, Class S	764,310	152,759	268,290	648,779	7,013,301	113	-	90,287
MassMutual Select Core Opportunities Fund, Class S	551,348	68,706	217,538	402,516	3,497,862	37,467	-	132,304
MassMutual Select Diversified International Fund, Class S	1,883,284	324,837	510,161	1,697,960	9,678,375	302,875	-	(1,291,887)
MassMutual Select Diversified Value Fund, Class S	1,080,284	178,986	277,497	981,773	8,708,325	159,253	-	333,250
MassMutual Select Focused Value Fund, Class S	363,009	45,125	408,134	-	-	-	-	2,086,215
MassMutual Select Focused Value Fund, Class Z	-	452,238	92,156	360,082	6,114,187	101,582	111,151	(17,233)
MassMutual Select Fundamental Value Fund, Class S	1,412,813	126,717	1,539,530	-	-	-	-	1,676,146
MassMutual Select Fundamental Value Fund, Class Z	-	1,491,920	191,031	1,300,889	13,060,929	275,472	-	(107,264)
MassMutual Select Growth Opportunities Fund, Class S	1,146,169	159,458	421,345	884,282	6,543,685	-	-	163,440
MassMutual Select Large Cap Growth Fund, Class S	1,258,520	296,387	324,730	1,230,177	9,669,189	5,941	1,052,711	872,262
MassMutual Select Large Cap Value Fund, Class S	304,906	64,559	170,253	199,212	2,008,055	15,350	-	432,186
MassMutual Select Mid Cap Growth Equity Fund, Class S	458,494	27,557	486,051	-	-	-	-	1,870,939
MassMutual Select Mid Cap Growth Equity II Fund, Class S	533,258	99,730	632,988	-	-	-	-	2,109,488
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	1,008,316	91,037	917,279	13,089,576	-	995,150	(59,104)
MassMutual Select Mid-Cap Value Fund, Class S	1,339,260	330,000	352,517	1,316,743	12,759,240	141,727	-	(80,578)
MassMutual Select Overseas Fund, Class S	4,589,579	243,635	4,833,214	-	-	-	-	8,486,054
MassMutual Select Overseas Fund, Class Z	-	4,938,042	683,025	4,255,017	26,636,408	563,648	-	511,163

103

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund (Continued)
MassMutual Select PIMCO Total Return Fund, Class S	1,034,235	83,433	1,117,668	-	$-	$-	$-	$135,940
MassMutual Select PIMCO Total Return Fund, Class Z	-	996,283	312,909	683,374	6,820,071	237,365	-	(46,502)
MassMutual Select Small Cap Growth Equity Fund, Class S	99,230	85,585	184,815	-	-	-	-	315,569
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	263,249	143,069	120,180	1,701,742	-	256,199	(344,408)
MassMutual Select Small Cap Value Equity Fund, Class S	395,802	206,042	256,950	344,894	3,121,287	9,892	-	559,292
MassMutual Select Small Company Growth Fund, Class S	274,420	211,156	173,302	312,274	3,066,527	-	-	597,951
MassMutual Select Small Company Value Fund, Class S	209,401	99,711	309,112	-	-	-	-	650,669
MassMutual Select Small Company Value Fund, Class Z	-	357,220	149,669	207,551	2,652,506	13,378	105,469	(232,543)
MassMutual Select Strategic Bond Fund, Class S	439,705	182,748	142,404	480,049	4,757,290	155,477	-	203,675
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	3,211,554	1,083,844	1,142,938	3,152,460	10,560,740	667,240	-	658,059
Oppenheimer Developing Markets Fund, Class Y*	-	68,529	-	68,529	1,985,297	44,376	-	-
Oppenheimer Real Estate Fund, Class Y*	806,131	108,844	151,971	763,004	15,458,471	179,948	-	1,451,268

					$351,439,250	$7,252,530	$6,331,333	$26,655,524

RetireSMART 2025 Fund
MassMutual Premier Capital Appreciation Fund, Class S	596	10	606	-	$-	$-	$-	$388
MassMutual Premier Core Bond Fund, Class S	4,009	1,098	5,107	-	-	-	-	(285)
MassMutual Premier Core Bond Fund, Class Z	-	9,799	1,149	8,650	97,399	2,254	2,061	100
MassMutual Premier Disciplined Growth Fund, Class S	10,019	7,949	2,756	15,212	144,823	1,551	-	3,703
MassMutual Premier Disciplined Value Fund, Class S	9,395	7,189	2,444	14,140	139,277	2,673	-	2,417
MassMutual Premier Diversified Bond Fund, Class S	80	-	80	-	-	-	-	20
MassMutual Premier Focused International Fund, Class S	1,810	489	2,299	-	-	-	-	1,794
MassMutual Premier Focused International Fund, Class Z	-	3,103	374	2,729	28,686	265	-	(120)
MassMutual Premier High Yield Fund, Class S	3,099	3,004	6,103	-	-	-	-	1,558
MassMutual Premier High Yield Fund, Class Z	-	12,023	971	11,052	95,818	5,985	-	(88)
MassMutual Premier Inflation-Protected and Income Fund, Class S	2,000	1,876	3,876	-	-	-	-	2,034
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	5,606	753	4,853	55,863	2,360	-	313
MassMutual Premier International Bond Fund, Class S	2,888	4,577	1,047	6,418	64,947	2,148	-	649
MassMutual Premier International Equity Fund, Class S	2,753	3,939	944	5,748	66,679	1,124	7,037	1,451
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,174	9	194	989	10,271	75	-	(31)
MassMutual Premier Short-Duration Bond Fund, Class S	4,469	922	5,391	-	-	-	-	105
MassMutual Premier Short-Duration Bond Fund, Class Z	-	6,618	1,353	5,265	55,177	1,097	1,091	4
MassMutual Premier Strategic Emerging Markets Fund, Class S	4,330	1,064	5,394	-	-	-	-	119
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	7,947	130	7,817	86,070	1,054	11,501	(221)

104

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2025 Fund (Continued)
MassMutual Premier Value Fund, Class S	456	269	47	678	$9,223	$155	$-	$49
MassMutual Select Blue Chip Growth Fund, Class S	3,141	2,647	882	4,906	53,031	1	-	1,103
MassMutual Select Core Opportunities Fund, Class S	1,864	1,166	723	2,307	20,049	154	-	1,066
MassMutual Select Diversified International Fund, Class S	7,485	6,231	1,871	11,845	67,519	2,049	-	(114)
MassMutual Select Diversified Value Fund, Class S	3,788	3,672	536	6,924	61,416	1,054	-	342
MassMutual Select Focused Value Fund, Class S	1,205	338	1,543	-	-	-	-	1,831
MassMutual Select Focused Value Fund, Class Z	-	2,430	210	2,220	37,692	556	677	(6)
MassMutual Select Fundamental Value Fund, Class S	5,356	1,525	6,881	-	-	-	-	3,685
MassMutual Select Fundamental Value Fund, Class Z	-	9,853	295	9,558	95,959	1,686	-	(187)
MassMutual Select Growth Opportunities Fund, Class S	4,199	3,661	1,013	6,847	50,664	-	-	1,309
MassMutual Select Large Cap Growth Fund, Class S	4,781	3,191	1,055	6,917	54,366	33	5,910	1,026
MassMutual Select Large Cap Value Fund, Class S	1,572	1,160	826	1,906	19,211	145	-	546
MassMutual Select Mid Cap Growth Equity Fund, Class S	1,775	478	2,253	-	-	-	-	3,992
MassMutual Select Mid Cap Growth Equity II Fund, Class S	2,453	500	2,953	-	-	-	-	6,728
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	5,576	124	5,452	77,799	-	5,862	(78)
MassMutual Select Mid-Cap Value Fund, Class S	5,043	4,456	983	8,516	82,517	905	-	1,330
MassMutual Select Overseas Fund, Class S	17,168	3,936	21,104	-	-	-	-	10,344
MassMutual Select Overseas Fund, Class Z	-	29,976	1,165	28,811	180,356	2,858	-	(820)
MassMutual Select PIMCO Total Return Fund, Class S	2,499	390	2,889	-	-	-	-	325
MassMutual Select PIMCO Total Return Fund, Class Z	-	2,722	1,076	1,646	16,422	562	-	(168)
MassMutual Select Small Cap Growth Equity Fund, Class S	1,311	579	1,890	-	-	-	-	2,599
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	3,521	405	3,116	44,128	-	5,530	(1,282)
MassMutual Select Small Cap Value Equity Fund, Class S	1,893	3,828	516	5,205	47,108	146	-	197
MassMutual Select Small Company Growth Fund, Class S	1,948	2,101	620	3,429	33,673	-	-	1,176
MassMutual Select Small Company Value Fund, Class S	1,876	534	2,410	-	-	-	-	2,628
MassMutual Select Small Company Value Fund, Class Z	-	3,096	476	2,620	33,488	166	1,309	(954)
MassMutual Select Strategic Bond Fund, Class S	909	1,133	382	1,660	16,454	531	-	137
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	10,886	15,277	4,132	22,031	73,805	4,615	-	1,719
Oppenheimer Developing Markets Fund, Class Y*	-	452	-	452	13,105	286	-	-
Oppenheimer Real Estate Fund, Class Y*	2,585	2,417	536	4,466	90,471	835	-	2,181

					$2,023,466	$37,323	$40,978	$54,614

RetireSMART 2030 Fund
MassMutual Premier Capital Appreciation Fund, Class S	315,239	-	315,239	-	$-	$-	$-	$651,921
MassMutual Premier Core Bond Fund, Class S	604,803	161,866	766,669	-	-	-	-	7,173
MassMutual Premier Core Bond Fund, Class Z	-	1,348,800	289,084	1,059,716	11,932,407	278,999	255,087	13,127
MassMutual Premier Disciplined Growth Fund, Class S	1,684,986	822,837	326,433	2,181,390	20,766,832	225,688	-	(130,017)
MassMutual Premier Disciplined Value Fund, Class S	1,600,543	607,630	311,898	1,896,275	18,678,309	364,175	-	(855,533)
MassMutual Premier Discovery Value Fund, Class S	-	60	60	-	-	-	-	35
MassMutual Premier Diversified Bond Fund, Class S	4,267	-	4,267	-	-	-	-	(784)
MassMutual Premier Focused International Fund, Class S	361,516	114,809	476,325	-	-	-	-	1,077,816
MassMutual Premier Focused International Fund, Class Z	-	506,358	117,826	388,532	4,083,469	38,495	-	(54,674)

105

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
MassMutual Premier High Yield Fund, Class S	624,546	194,133	818,679	-	$-	$-	$-	$401,841
MassMutual Premier High Yield Fund, Class Z	-	1,475,857	237,352	1,238,505	10,737,840	679,170	-	(31,082)
MassMutual Premier Inflation-Protected and Income Fund, Class S	472,726	130,667	603,393	-	-	-	-	505,428
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	690,058	170,216	519,842	5,983,379	256,772	-	62,332
MassMutual Premier International Bond Fund, Class S	499,319	397,706	192,497	704,528	7,129,822	240,246	-	136,095
MassMutual Premier International Equity Fund, Class S	754,052	330,785	254,387	830,450	9,633,220	165,879	1,038,807	(179,822)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	893,690	6,439	56,783	843,346	8,753,930	63,940	-	8,405
MassMutual Premier Short-Duration Bond Fund, Class S	927,800	62,497	990,297	-	-	-	-	192,181
MassMutual Premier Short-Duration Bond Fund, Class Z	-	933,438	315,421	618,017	6,476,822	130,940	130,204	(1,505)
MassMutual Premier Strategic Emerging Markets Fund, Class S	1,076,465	55,447	1,131,912	-	-	-	-	2,935,684
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	1,304,220	140,662	1,163,558	12,810,771	160,500	1,751,311	(283,467)
MassMutual Premier Value Fund, Class S	103,937	41,824	62,120	83,641	1,137,511	19,665	-	207,090
MassMutual Select Blue Chip Growth Fund, Class S	940,712	156,909	307,841	789,780	8,537,517	139	-	(26,405)
MassMutual Select Core Opportunities Fund, Class S	439,547	62,152	168,354	333,345	2,896,766	30,716	-	102,938
MassMutual Select Diversified International Fund, Class S	1,696,502	493,294	431,156	1,758,640	10,024,247	315,197	-	(1,233,919)
MassMutual Select Diversified Value Fund, Class S	1,309,667	225,863	347,704	1,187,826	10,536,015	192,628	-	81,372
MassMutual Select Focused Value Fund, Class S	292,066	28,465	320,531	-	-	-	-	1,583,963
MassMutual Select Focused Value Fund, Class Z	-	361,908	71,960	289,948	4,923,316	81,321	90,093	(10,835)
MassMutual Select Fundamental Value Fund, Class S	1,777,074	115,008	1,892,082	-	-	-	-	1,795,124
MassMutual Select Fundamental Value Fund, Class Z	-	1,783,563	198,807	1,584,756	15,910,950	331,297	-	(103,520)
MassMutual Select Growth Opportunities Fund, Class S	1,403,165	218,664	529,464	1,092,365	8,083,502	-	-	110,579
MassMutual Select Large Cap Growth Fund, Class S	1,536,514	364,722	422,716	1,478,520	11,621,167	7,141	1,263,616	1,163,646
MassMutual Select Large Cap Value Fund, Class S	419,725	76,575	231,273	265,027	2,671,477	20,578	-	333,147
MassMutual Select Mid Cap Growth Equity Fund, Class S	529,222	28,924	558,146	-	-	-	-	1,500,067
MassMutual Select Mid Cap Growth Equity II Fund, Class S	522,727	30,274	553,001	-	-	-	-	1,808,510
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	970,916	74,789	896,127	12,787,729	-	976,272	(51,282)
MassMutual Select Mid-Cap Value Fund, Class S	1,238,533	271,523	261,227	1,248,829	12,101,150	135,277	-	(355,782)
MassMutual Select Overseas Fund, Class S	4,074,130	339,563	4,413,693	-	-	-	-	7,464,334
MassMutual Select Overseas Fund, Class Z	-	5,001,030	615,015	4,386,015	27,456,455	559,838	-	187,201
MassMutual Select PIMCO Total Return Fund, Class S	443,873	8,793	452,666	-	-	-	-	55,691
MassMutual Select PIMCO Total Return Fund, Class Z	-	401,409	214,705	186,704	1,863,308	67,196	-	(33,268)
MassMutual Select Small Cap Growth Equity Fund, Class S	216,483	79,561	296,044	-	-	-	-	655,111
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	406,191	120,773	285,418	4,041,520	-	556,227	(293,364)
MassMutual Select Small Cap Value Equity Fund, Class S	493,625	218,637	190,979	521,283	4,717,615	15,066	-	17,069
MassMutual Select Small Company Growth Fund, Class S	244,734	208,527	141,018	312,243	3,066,226	-	-	649,874
MassMutual Select Small Company Value Fund, Class S	303,398	45,897	349,295	-	-	-	-	834,424

106

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
MassMutual Select Small Company Value Fund, Class Z	-	415,676	123,737	291,939	$3,730,985	$18,949	$149,391	$(187,537)
MassMutual Select Strategic Bond Fund, Class S	117,778	130,649	62,364	186,063	1,843,887	60,485	-	80,803
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	2,693,692	1,236,229	928,185	3,001,736	10,055,816	640,100	-	549,199
Oppenheimer Developing Markets Fund, Class Y*	-	58,435	-	58,435	1,692,868	37,442	-	-
Oppenheimer Real Estate Fund, Class Y*	677,519	112,143	146,388	643,274	13,032,738	152,184	-	1,457,818

					$289,719,566	$5,290,023	$6,211,008	$22,797,202

RetireSMART 2035 Fund
MassMutual Premier Capital Appreciation Fund, Class S	470	100	570	-	$-	$-	$-	$299
MassMutual Premier Core Bond Fund, Class S	2,644	1,225	3,869	-	-	-	-	168
MassMutual Premier Core Bond Fund, Class Z	-	7,433	1,026	6,407	72,146	1,672	1,529	63
MassMutual Premier Disciplined Growth Fund, Class S	7,734	7,484	1,322	13,896	132,287	1,420	-	1,713
MassMutual Premier Disciplined Value Fund, Class S	7,338	6,566	1,241	12,663	124,734	2,398	-	1,161
MassMutual Premier Diversified Bond Fund, Class S	95	-	95	-	-	-	-	25
MassMutual Premier Focused International Fund, Class S	1,877	673	2,550	-	-	-	-	1,988
MassMutual Premier Focused International Fund, Class Z	-	3,184	375	2,809	29,521	273	-	(115)
MassMutual Premier High Yield Fund, Class S	1,285	1,640	2,925	-	-	-	-	565
MassMutual Premier High Yield Fund, Class Z	-	7,166	915	6,251	54,195	3,392	-	(79)
MassMutual Premier Inflation-Protected and Income Fund, Class S	809	1,378	2,187	-	-	-	-	1,091
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	3,094	909	2,185	25,153	1,064	-	373
MassMutual Premier International Bond Fund, Class S	2,588	3,214	1,165	4,637	46,923	1,555	-	790
MassMutual Premier International Equity Fund, Class S	2,603	3,972	840	5,735	66,529	1,125	7,039	1,274
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	721	6	168	559	5,805	42	-	(86)
MassMutual Premier Short-Duration Bond Fund, Class S	3,138	1,013	4,151	-	-	-	-	352
MassMutual Premier Short-Duration Bond Fund, Class Z	-	4,229	1,458	2,771	29,041	579	576	-
MassMutual Premier Strategic Emerging Markets Fund, Class S	4,209	1,734	5,943	-	-	-	-	724
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	8,179	143	8,036	88,479	1,087	11,860	(321)
MassMutual Premier Value Fund, Class S	553	199	49	703	9,558	161	-	70
MassMutual Select Blue Chip Growth Fund, Class S	3,631	2,731	865	5,497	59,420	1	-	1,058
MassMutual Select Core Opportunities Fund, Class S	1,558	1,062	573	2,047	17,790	159	-	801
MassMutual Select Diversified International Fund, Class S	7,229	6,688	1,450	12,467	71,064	2,177	-	(100)
MassMutual Select Diversified Value Fund, Class S	4,535	3,739	525	7,749	68,733	1,207	-	370
MassMutual Select Focused Value Fund, Class S	1,110	446	1,556	-	-	-	-	1,649
MassMutual Select Focused Value Fund, Class Z	-	2,276	213	2,063	35,026	542	631	(1)
MassMutual Select Fundamental Value Fund, Class S	6,277	2,333	8,610	-	-	-	-	4,160
MassMutual Select Fundamental Value Fund, Class Z	-	10,874	241	10,633	106,758	2,011	-	(116)
MassMutual Select Growth Opportunities Fund, Class S	4,800	3,891	1,080	7,611	56,319	-	-	1,405

107

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2035 Fund (Continued)
MassMutual Select Large Cap Growth Fund, Class S	5,510	4,176	973	8,713	$68,487	$42	$7,438	$938
MassMutual Select Large Cap Value Fund, Class S	1,784	1,337	1,031	2,090	21,064	159	-	724
MassMutual Select Mid Cap Growth Equity Fund, Class S	1,653	642	2,295	-	-	-	-	3,822
MassMutual Select Mid Cap Growth Equity II Fund, Class S	2,191	856	3,047	-	-	-	-	5,867
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	5,670	101	5,569	79,475	-	6,001	(72)
MassMutual Select Mid-Cap Value Fund, Class S	4,722	4,348	490	8,580	83,136	915	-	617
MassMutual Select Overseas Fund, Class S	17,610	6,664	24,274	-	-	-	-	10,834
MassMutual Select Overseas Fund, Class Z	-	31,294	903	30,391	190,251	3,353	-	(526)
MassMutual Select PIMCO Total Return Fund, Class S	1,446	327	1,773	-	-	-	-	247
MassMutual Select PIMCO Total Return Fund, Class Z	-	1,613	1,066	547	5,463	197	-	(175)
MassMutual Select Small Cap Growth Equity Fund, Class S	1,324	853	2,177	-	-	-	-	2,432
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	3,582	398	3,184	45,087	-	5,796	(1,354)
MassMutual Select Small Cap Value Equity Fund, Class S	1,871	3,853	438	5,286	47,834	149	-	86
MassMutual Select Small Company Growth Fund, Class S	2,017	2,001	633	3,385	33,237	-	-	1,189
MassMutual Select Small Company Value Fund, Class S	1,877	704	2,581	-	-	-	-	2,618
MassMutual Select Small Company Value Fund, Class Z	-	3,056	467	2,589	33,092	165	1,298	(1,022)
MassMutual Select Strategic Bond Fund, Class S	730	894	340	1,284	12,721	412	-	120
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	10,846	13,331	3,433	20,744	69,492	4,357	-	1,382
Oppenheimer Developing Markets Fund, Class Y*	-	400	-	400	11,601	256	-	-
Oppenheimer Real Estate Fund, Class Y*	2,567	2,311	640	4,238	85,856	875	-	2,537

					$1,886,277	$31,745	$42,168	$49,545

RetireSMART 2040 Fund
MassMutual Premier Capital Appreciation Fund, Class S	209,125	-	209,125	-	$-	$-	$-	$544,107
MassMutual Premier Core Bond Fund, Class S	360,691	81,408	442,099	-	-	-	-	14,055
MassMutual Premier Core Bond Fund, Class Z	-	770,448	159,400	611,048	6,880,400	160,504	146,747	9,038
MassMutual Premier Disciplined Growth Fund, Class S	1,084,893	486,856	233,943	1,337,806	12,735,912	138,010	-	(17,250)
MassMutual Premier Disciplined Value Fund, Class S	965,662	357,960	211,344	1,112,278	10,955,937	213,008	-	(675,129)
MassMutual Premier Diversified Bond Fund, Class S	15,057	-	15,057	-	-	-	-	3,472
MassMutual Premier Focused International Fund, Class S	246,035	64,080	310,115	-	-	-	-	699,756
MassMutual Premier Focused International Fund, Class Z	-	333,769	83,077	250,692	2,634,770	24,746	-	(39,315)
MassMutual Premier High Yield Fund, Class S	67,445	131,180	198,625	-	-	-	-	19,389
MassMutual Premier High Yield Fund, Class Z	-	512,864	89,120	423,744	3,673,861	231,745	-	(10,779)
MassMutual Premier Inflation-Protected and Income Fund, Class S	101,876	116,338	218,214	-	-	-	-	137,318
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	263,181	127,199	135,982	1,565,154	67,370	-	51,292
MassMutual Premier International Bond Fund, Class S	260,000	219,498	134,864	344,634	3,487,701	117,252	-	122,647
MassMutual Premier International Equity Fund, Class S	487,342	240,186	184,520	543,008	6,298,888	108,044	676,618	165,333
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	499,025	3,610	29,844	472,791	4,907,566	35,846	-	(1,641)
MassMutual Premier Short-Duration Bond Fund, Class S	464,800	44,017	508,817	-	-	-	-	25,954

108

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2040 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class Z	-	394,699	198,015	196,684	$2,061,246	$41,677	$41,442	$(131)
MassMutual Premier Strategic Emerging Markets Fund, Class S	688,043	36,076	724,119	-	-	-	-	1,420,104
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	861,364	108,949	752,415	8,284,087	103,437	1,128,665	(221,873)
MassMutual Premier Value Fund, Class S	61,553	21,685	11,265	71,973	978,833	16,788	-	50,488
MassMutual Select Blue Chip Growth Fund, Class S	605,648	134,256	198,448	541,456	5,853,138	95	-	118,132
MassMutual Select Core Opportunities Fund, Class S	270,380	43,873	116,009	198,244	1,722,738	18,409	-	71,705
MassMutual Select Diversified International Fund, Class S	1,113,764	323,907	290,635	1,147,036	6,538,103	204,506	-	(759,121)
MassMutual Select Diversified Value Fund, Class S	832,062	181,810	223,730	790,142	7,008,560	127,576	-	597,060
MassMutual Select Focused Value Fund, Class S	175,694	15,775	191,469	-	-	-	-	924,042
MassMutual Select Focused Value Fund, Class Z	-	227,379	47,892	179,487	3,047,688	50,411	55,513	(6,270)
MassMutual Select Fundamental Value Fund, Class S	1,147,125	81,002	1,228,127	-	-	-	-	1,850,900
MassMutual Select Fundamental Value Fund, Class Z	-	1,231,056	154,663	1,076,393	10,806,986	223,714	-	(75,684)
MassMutual Select Growth Opportunities Fund, Class S	956,715	179,344	385,056	751,003	5,557,422	-	-	338,738
MassMutual Select Large Cap Growth Fund, Class S	907,148	265,041	197,954	974,235	7,657,487	4,705	831,856	537,114
MassMutual Select Large Cap Value Fund, Class S	300,034	59,510	175,333	184,211	1,856,845	14,218	-	410,845
MassMutual Select Mid Cap Growth Equity Fund, Class S	348,626	19,326	367,952	-	-	-	-	1,041,847
MassMutual Select Mid Cap Growth Equity II Fund, Class S	341,316	20,262	361,578	-	-	-	-	1,399,834
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	654,340	53,578	600,762	8,572,878	-	652,454	(32,634)
MassMutual Select Mid-Cap Value Fund, Class S	806,915	212,434	192,299	827,050	8,014,116	89,176	-	47,792
MassMutual Select Overseas Fund, Class S	2,656,032	200,617	2,856,649	-	-	-	-	5,657,887
MassMutual Select Overseas Fund, Class Z	-	3,308,630	455,115	2,853,515	17,863,004	360,399	-	7,500
MassMutual Select PIMCO Total Return Fund, Class S	214,054	4,711	218,765	-	-	-	-	21,610
MassMutual Select PIMCO Total Return Fund, Class Z	-	191,556	132,544	59,012	588,943	22,168	-	(20,729)
MassMutual Select Small Cap Growth Equity Fund, Class S	142,445	53,656	196,101	-	-	-	-	494,996
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	277,091	79,841	197,250	2,793,053	-	375,531	(181,292)
MassMutual Select Small Cap Value Equity Fund, Class S	286,252	174,156	123,054	337,354	3,053,058	9,677	-	27,918
MassMutual Select Small Company Growth Fund, Class S	193,339	147,321	94,801	245,859	2,414,335	-	-	436,654
MassMutual Select Small Company Value Fund, Class S	231,429	24,062	255,491	-	-	-	-	590,565
MassMutual Select Small Company Value Fund, Class Z	-	299,926	79,286	220,640	2,819,783	14,214	112,066	(114,633)
MassMutual Select Strategic Bond Fund, Class S	45,956	88,244	36,205	97,995	971,135	31,763	-	37,096
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	1,753,962	757,643	626,276	1,885,329	6,315,852	400,713	-	403,902
Oppenheimer Developing Markets Fund, Class Y*	-	43,187	-	43,187	1,251,127	27,631	-	-
Oppenheimer Real Estate Fund, Class Y*	403,677	89,355	110,028	383,004	7,759,654	91,426	-	1,013,459

					$176,930,260	$2,949,228	$4,020,892	$17,136,068

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2045 Fund
MassMutual Premier Capital Appreciation Fund, Class S	687	-	687	-	$-	$-	$-	$482
MassMutual Premier Core Bond Fund, Class S	868	504	1,372	-	-	-	-	3
MassMutual Premier Core Bond Fund, Class Z	-	2,746	409	2,337	26,312	609	557	(11)
MassMutual Premier Disciplined Growth Fund, Class S	7,142	4,650	691	11,101	105,681	1,131	-	869
MassMutual Premier Disciplined Value Fund, Class S	6,804	3,725	702	9,827	96,793	1,855	-	613
MassMutual Premier Diversified Bond Fund, Class S	52	-	52	-	-	-	-	15
MassMutual Premier Focused International Fund, Class S	1,841	310	2,151	-	-	-	-	1,928
MassMutual Premier Focused International Fund, Class Z	-	2,648	275	2,373	24,935	230	-	(90)
MassMutual Premier High Yield Fund, Class S	547	240	787	-	-	-	-	207
MassMutual Premier High Yield Fund, Class Z	-	2,488	510	1,978	17,149	1,072	-	(39)
MassMutual Premier Inflation-Protected and Income Fund, Class S	515	226	741	-	-	-	-	512
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	899	374	525	6,040	254	-	83
MassMutual Premier International Bond Fund, Class S	2,078	776	1,134	1,720	17,411	576	-	612
MassMutual Premier International Equity Fund, Class S	2,903	2,671	692	4,882	56,627	953	5,968	1,049
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,791	11	391	1,411	14,643	107	-	319
MassMutual Premier Short-Duration Bond Fund, Class S	1,316	94	1410	-	-	-	-	(2)
MassMutual Premier Short-Duration Bond Fund, Class Z	-	1,484	775	709	7,434	147	147	(9)
MassMutual Premier Strategic Emerging Markets Fund, Class S	4,457	529	4,986	-	-	-	-	813
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	6,854	124	6,730	74,100	907	9,893	(242)
MassMutual Premier Value Fund, Class S	665	136	72	729	9,910	167	-	121
MassMutual Select Blue Chip Growth Fund, Class S	4,068	1,670	873	4,865	52,589	1	-	1,144
MassMutual Select Core Opportunities Fund, Class S	1,541	535	374	1,702	14,791	128	-	484
MassMutual Select Diversified International Fund, Class S	7,841	3,787	1,193	10,435	59,479	1,816	-	33
MassMutual Select Diversified Value Fund, Class S	4,984	2,507	685	6,806	60,373	1,054	-	524
MassMutual Select Focused Value Fund, Class S	1,101	231	1,332	-	-	-	-	1,770
MassMutual Select Focused Value Fund, Class Z	-	1,814	178	1,636	27,774	424	499	(1)
MassMutual Select Fundamental Value Fund, Class S	6,994	1,023	8,017	-	-	-	-	5,185
MassMutual Select Fundamental Value Fund, Class Z	-	9,535	195	9,340	93,773	1,742	-	(121)
MassMutual Select Growth Opportunities Fund, Class S	5,236	2,335	977	6,594	48,792	-	-	1,267
MassMutual Select Large Cap Growth Fund, Class S	6,075	2,309	961	7,423	58,342	36	6,336	967
MassMutual Select Large Cap Value Fund, Class S	1,946	732	834	1,844	18,588	140	-	603
MassMutual Select Mid Cap Growth Equity Fund, Class S	1,771	215	1,986	-	-	-	-	4,143
MassMutual Select Mid Cap Growth Equity II Fund, Class S	2,498	237	2,735	-	-	-	-	7,085
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	4,934	59	4,875	69,559	-	5,245	(39)
MassMutual Select Mid-Cap Value Fund, Class S	5,284	2,546	416	7,414	71,839	789	-	546
MassMutual Select Overseas Fund, Class S	17,682	1,918	19,600	-	-	-	-	10,822
MassMutual Select Overseas Fund, Class Z	-	25,434	533	24,901	155,881	2,713	-	(409)
MassMutual Select PIMCO Total Return Fund, Class S	327	15	342	-	-	-	-	77
MassMutual Select PIMCO Total Return Fund, Class Z	-	397	163	234	2,340	79	-	(10)
MassMutual Select Small Cap Growth Equity Fund, Class S	1,471	453	1,924	-	-	-	-	3,114
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	2,840	283	2,557	36,206	-	4,599	(961)
MassMutual Select Small Cap Value Equity Fund, Class S	1,994	2,544	339	4,199	38,005	118	-	88
MassMutual Select Small Company Growth Fund, Class S	2,116	1,090	470	2,736	26,864	-	-	864

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2045 Fund (Continued)
MassMutual Select Small Company Value Fund, Class S	1,972	212	2,184	-	$-	$-	$-	$2,943
MassMutual Select Small Company Value Fund, Class Z	-	2,410	330	2,080	26,584	132	1,040	(739)
MassMutual Select Strategic Bond Fund, Class S	167	338	134	371	3,675	119	-	48
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	11,370	8,279	2,906	16,743	56,089	3,502	-	1,152
Oppenheimer Developing Markets Fund, Class Y*	-	243	-	243	7,026	148	-	-
Oppenheimer Real Estate Fund, Class Y*	2,755	1,090	459	3,386	68,593	689	-	1,549

					$1,454,197	$21,638	$34,284	$49,361

RetireSMART 2050 Fund
MassMutual Premier Capital Appreciation Fund, Class S	28,383	427	28,810	-	$-	$-	$-	$33,696
MassMutual Premier Core Bond Fund, Class S	18,569	13,917	32,486	-	-	-	-	1,100
MassMutual Premier Core Bond Fund, Class Z	-	72,919	17,733	55,186	621,397	14,341	13,112	(143)
MassMutual Premier Disciplined Growth Fund, Class S	157,020	177,497	72,292	262,225	2,496,383	26,590	-	254,137
MassMutual Premier Disciplined Value Fund, Class S	140,127	149,257	59,574	229,810	2,263,624	43,163	-	178,208
MassMutual Premier Discovery Value Fund, Class S	-	17	17	-	-	-	-	11.
MassMutual Premier Diversified Bond Fund, Class S	1,603	-	1,603	-	-	-	-	315
MassMutual Premier Focused International Fund, Class S	34,912	17,511	52,423	-	-	-	-	63,607
MassMutual Premier Focused International Fund, Class Z	-	74,522	17,910	56,612	594,990	5,446	-	(6,106)
MassMutual Premier High Yield Fund, Class S	10,607	8,622	19,229	-	-	-	-	4553
MassMutual Premier High Yield Fund, Class Z	-	66,034	14,459	51,575	447,153	27,890	-	(1,246)
MassMutual Premier Inflation-Protected and Income Fund, Class S	7,185	7,230	14,415	-	-	-	-	7,308
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	21,242	12,329	8,913	102,585	4,260	-	3,137
MassMutual Premier International Bond Fund, Class S	34,359	28,291	24,131	38,519	389,815	12,815	-	17,691
MassMutual Premier International Equity Fund, Class S	70,376	88,890	39,201	120,065	1,392,755	23,288	145,839	177,146
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	67,022	1,071	8,068	60,025	623,060	4,551	-	28,281
MassMutual Premier Short-Duration Bond Fund, Class S	39,044	5,326	44,370	-	-	-	-	226
MassMutual Premier Short-Duration Bond Fund, Class Z	-	42,421	22,955	19,466	204,008	4,028	4,006	(196)
MassMutual Premier Strategic Emerging Markets Fund, Class S	94,649	22,075	116,724	-	-	-	-	29,821
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	184,881	30,201	154,680	1,703,031	20,732	226,214	(38,418)
MassMutual Premier Value Fund, Class S	12,246	5,900	4,285	13,861	188,508	3,142	-	9,684
MassMutual Select Blue Chip Growth Fund, Class S	88,729	73,268	46,193	115,804	1,251,845	20	-	127,935
MassMutual Select Core Opportunities Fund, Class S	36,675	26,341	22,867	40,149	348,897	3197	-	11,898
MassMutual Select Diversified International Fund, Class S	153,740	158,329	69,149	242,920	1,384,647	41,832	-	101,190
MassMutual Select Diversified Value Fund, Class S	112,765	102,580	49,589	165,756	1,470,257	25,622	-	116,880
MassMutual Select Focused Value Fund, Class S	23,489	8,793	32,282	-	-	-	-	85,588
MassMutual Select Focused Value Fund, Class Z	-	51,547	11,375	40,172	682,115	10,472	12,129	723
MassMutual Select Fundamental Value Fund, Class S	156,298	49,868	206,166	-	-	-	-	295,858
MassMutual Select Fundamental Value Fund, Class Z	-	270,577	43,943	226,634	2,275,401	43,036	-	(14,061)
MassMutual Select Growth Opportunities Fund, Class S	123,861	105,094	66,839	162,116	1,199,660	-	-	178,153
MassMutual Select Large Cap Growth Fund, Class S	122,902	100,729	42,365	181,266	1,424,750	875	154,639	75,049
MassMutual Select Large Cap Value Fund, Class S	44,751	35,139	34,474	45,416	457,789	3,406	-	68,473
MassMutual Select Mid Cap Growth Equity Fund, Class S	47,410	11,335	58,745	-	-	-	-	185,722
MassMutual Select Mid Cap Growth Equity II Fund, Class S	46,491	11,928	58,419	-	-	-	-	228,645

111

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2050 Fund (Continued)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	131,926	15,498	116,428	$1,661,421	$-	$124,276	$(2,636)
MassMutual Select Mid-Cap Value Fund, Class S	106,763	108,928	43,426	172,265	1,669,244	18,115	-	175,892
MassMutual Select Overseas Fund, Class S	373,354	101,255	474,609	-	-	-	-	573,104
MassMutual Select Overseas Fund, Class Z	-	708,304	116,443	591,861	3,705,048	66,405	-	(53,262)
MassMutual Select PIMCO Total Return Fund, Class S	9,403	809	10,212	-	-	-	-	1,732
MassMutual Select PIMCO Total Return Fund, Class Z	-	13,110	5,194	7,916	78,998	2,639	-	(521)
MassMutual Select Small Cap Growth Equity Fund, Class S	18,659	15,651	34,310	-	-	-	-	52,602
RetireSMART 2050 Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	67,453	19,307	48,146	$681,752	$-	$85,442	$(29,820)
MassMutual Select Small Cap Value Equity Fund, Class S	39,412	79,724	32,001	87,135	788,572	2,409	-	80,459
MassMutual Select Small Company Growth Fund, Class S	39,976	50,009	23,199	66,786	655,836	-	-	85,419
MassMutual Select Small Company Value Fund, Class S	34,271	13,202	47,473	-	-	-	-	94,235
MassMutual Select Small Company Value Fund, Class Z	-	68,707	18,382	50,325	643,155	3,149	24,830	(17,785)
MassMutual Select Strategic Bond Fund, Class S	2,696	9,347	4,659	7,384	73,180	2,343	-	1,632
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	225,354	305,322	142,820	387,856	1,299,316	80,567	-	58,792
Oppenheimer Developing Markets Fund, Class Y*	-	7,805	-	7,805	226,116	4,780	-	-
Oppenheimer Real Estate Fund, Class Y*	49,748	49,486	19,751	79,483	1,610,334	15,869	-	94,715

					$34,615,642	$514,982	$790,487	$3,339,423

*	Fund advised by OppenheimerFunds, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund (formerly known as MassMutual Select Destination Retirement Income Fund), MassMutual RetireSMART 2010 Fund (formerly known as MassMutual Select Destination Retirement 2010 Fund), MassMutual RetireSMART 2015 Fund (formerly known as MassMutual Select Destination Retirement 2015 Fund), MassMutual RetireSMART 2020 Fund (formerly known as MassMutual Select Destination Retirement 2020 Fund), MassMutual RetireSMART 2025 Fund (formerly known as MassMutual Select Destination Retirement 2025 Fund), MassMutual RetireSMART 2030 Fund (formerly known as MassMutual Select Destination Retirement 2030 Fund), MassMutual RetireSMART 2035 Fund (formerly known as MassMutual Select Destination Retirement 2035 Fund), MassMutual RetireSMART 2040 Fund (formerly known as MassMutual Select Destination Retirement 2040 Fund), MassMutual RetireSMART 2045 Fund (formerly known as MassMutual Select Destination Retirement 2045 Fund), and MassMutual RetireSMART 2050 Fund (formerly known as MassMutual Select Destination Retirement 2050 Fund) (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

113

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1996	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

114

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

115

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

116

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
RetireSMART Conservative Fund	10.61%
RetireSMART Moderate Fund	22.87%
RetireSMART Moderate Growth Fund	49.24%
RetireSMART Growth Fund	68.03%
RetireSMART In Retirement Fund	7.73%
RetireSMART 2010 Fund	14.45%
RetireSMART 2015 Fund	18.11%
RetireSMART 2020 Fund	26.44%
RetireSMART 2025 Fund	37.23%
RetireSMART 2030 Fund	36.94%
RetireSMART 2035 Fund	50.17%
RetireSMART 2040 Fund	43.18%
RetireSMART 2045 Fund	53.48%
RetireSMART 2050 Fund	62.43%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2011:

Qualified Dividend Income
RetireSMART Conservative Fund	$2,308,140
RetireSMART Moderate Fund	7,878,414
RetireSMART Moderate Growth Fund	8,133,967
RetireSMART Growth Fund	1,571,361
RetireSMART In Retirement Fund	968,861
RetireSMART 2010 Fund	1,373,791
RetireSMART 2015 Fund	32,683
RetireSMART 2020 Fund	7,097,469
RetireSMART 2025 Fund	43,959
RetireSMART 2030 Fund	7,135,806
RetireSMART 2035 Fund	46,527
RetireSMART 2040 Fund	4,626,997
RetireSMART 2045 Fund	38,829
RetireSMART 2050 Fund	922,743

117

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Board of Trustees (the “Trustees”), including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MassMutual (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements, including the anticipated level of

118

Other Information (Unaudited) (Continued)

MassMutual’s oversight of the Funds; and (ii) the terms of the Amended and Restated Investment Management Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements.

The Amended and Restated Investment Management Agreements became effective on November 21, 2011.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated November 21, 2011, MassMutual, RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, RetireSMART 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, elected the Trustees of the Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, RetireSMART 2050 Fund, Retirement Benefit Accumulation Plan for Employees of PricewaterhouseCoopers, LLP, Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, Retirement Wealth Builder Plan of PricewaterhouseCoopers, LLP, and Savings Plan for Employees and Partners of PricewaterhouseCoopers, LLP, in Puerto Rico, together, as the owner of a majority of the issued and outstanding shares of the Trust, approved an Amended and Restated Agreement and Declaration of Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, RetireSMART Growth Fund, RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, and RetireSMART 2050 Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, and RetireSMART 2050 Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

119

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Conservative Fund
Class A	$1,000	0.51%	$991.50	$2.56	$1,022.60	$2.60
Class L	1,000	0.26%	992.70	1.31	1,023.90	1.33
Class Y	1,000	0.18%	992.50	0.90	1,024.30	0.92
Class S	1,000	0.14%	993.40	0.70	1,024.50	0.71
RetireSMART Moderate Fund
Class A	1,000	0.50%	953.30	2.46	1,022.70	2.55
Class L	1,000	0.25%	954.60	1.23	1,023.90	1.28
Class Y	1,000	0.17%	955.40	0.84	1,024.30	0.87
Class S	1,000	0.13%	955.30	0.64	1,024.60	0.66
RetireSMART Moderate Growth Fund
Class A	1,000	0.51%	920.30	2.47	1,022.60	2.60
Class L	1,000	0.26%	921.60	1.26	1,023.90	1.33
Class Y	1,000	0.18%	922.40	0.87	1,024.30	0.92
Class S	1,000	0.14%	922.20	0.68	1,024.50	0.71

120

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Growth Fund
Class A	$1,000	0.50%	$906.70	$2.40	$1,022.70	$2.55
Class L	1,000	0.25%	907.00	1.20	1,023.90	1.28
Class Y	1,000	0.17%	907.50	0.82	1,024.30	0.87
Class S	1,000	0.13%	907.70	0.63	1,024.80	0.66
RetireSMART In Retirement Fund
Class A	1,000	0.57%	985.40	2.85	1,022.30	2.91
Class L	1,000	0.32%	986.30	1.60	1,023.60	1.63
Class Y	1,000	0.22%	986.60	1.10	1,024.10	1.12
Class S	1,000	0.16%	987.80	0.80	1,024.40	0.82
Class N	1,000	0.87%	983.40	4.35	1,020.80	4.43
RetireSMART 2010 Fund
Class A	1,000	0.59%	965.60	2.92	1,022.20	3.01
Class L	1,000	0.34%	967.00	1.69	1,023.50	1.73
Class Y	1,000	0.24%	967.30	1.19	1,024.00	1.22
Class S	1,000	0.15%	967.70	0.74	1,024.40	0.77
Class N	1,000	0.89%	963.10	4.40	1,020.70	4.53
RetireSMART 2015 Fund
Class A	1,000	0.50%	948.20	2.46	1,022.70	2.55
Class L	1,000	0.25%	949.50	1.23	1,023.90	1.28
Class Y	1,000	0.15%	949.60	0.74	1,024.40	0.77
Class S	1,000	0.10%	949.90	0.49	1,024.70	0.51
RetireSMART 2020 Fund
Class A	1,000	0.55%	932.60	2.68	1,022.40	2.80
Class L	1,000	0.30%	933.60	1.46	1,023.70	1.53
Class Y	1,000	0.20%	934.80	0.98	1,024.20	1.02
Class S	1,000	0.11%	935.40	0.54	1,024.70	0.56
Class N	1,000	0.85%	932.20	4.14	1,020.90	4.33
RetireSMART 2025 Fund
Class A	1,000	0.50%	922.40	2.42	1,022.70	2.55
Class L	1,000	0.25%	923.50	1.21	1,023.90	1.28
Class Y	1,000	0.15%	923.10	0.73	1,024.40	0.77
Class S	1,000	0.10%	923.50	0.48	1,024.70	0.51
RetireSMART 2030 Fund
Class A	1,000	0.55%	917.10	2.66	1,022.40	2.80
Class L	1,000	0.30%	918.20	1.45	1,023.70	1.53
Class Y	1,000	0.20%	917.50	0.97	1,024.20	1.02
Class S	1,000	0.11%	918.10	0.53	1,024.70	0.56
Class N	1,000	0.85%	915.30	4.10	1,020.90	4.33
RetireSMART 2035 Fund
Class A	1,000	0.50%	913.40	2.41	1,022.70	2.55
Class L	1,000	0.25%	914.80	1.21	1,023.90	1.28
Class Y	1,000	0.15%	914.70	0.72	1,024.40	0.77
Class S	1,000	0.10%	915.20	0.48	1,024.70	0.51

121

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART 2040 Fund
Class A	$1,000	0.55%	$911.80	$2.65	$1,022.40	$2.80
Class L	1,000	0.30%	913.00	1.45	1,023.70	1.53
Class Y	1,000	0.20%	913.30	0.96	1,024.20	1.02
Class S	1,000	0.11%	913.80	0.53	1,024.70	0.56
Class N	1,000	0.85%	911.00	4.09	1,020.90	4.33
RetireSMART 2045 Fund
Class A	1,000	0.50%	904.30	2.40	1,022.70	2.55
Class L	1,000	0.25%	905.90	1.20	1,023.90	1.28
Class Y	1,000	0.15%	906.40	0.72	1,024.40	0.77
Class S	1,000	0.10%	906.00	0.48	1,024.70	0.51
RetireSMART 2050 Fund
Class A	1,000	0.50%	905.40	2.40	1,022.70	2.55
Class L	1,000	0.25%	905.70	1.20	1,023.90	1.28
Class Y	1,000	0.15%	906.80	0.72	1,024.40	0.77
Class S	1,000	0.10%	907.20	0.48	1,024.70	0.51
Class N	1,000	0.80%	903.00	3.84	1,021.20	4.08

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

122

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

February 29, 2012

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services
is a division] and its affiliated companies and sales representatives.	L4543 212 C:05477-04

Item 2. Code of Ethics.

As of December 31, 2011, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2011, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2011 and 2010 were $1,076,549 and $927,705, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010 were $0 and $117,100, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2011 and 2010 were $258,816 and $103,178, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2011 and 2010 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2011 and 2010 were $2,907,553 and $727,934, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the MassMutual Select Mid-Cap Value Fund divested itself of the following securities since the filing of the Registrant’s last report on Form N-CSR.

(1) Name of Issuer	(2) Exchange Ticker Symbol	(3) CUSIP Number	(4) Total Number of Shares Divested	(5) Date Securities Were Divested	(6) Amount Held on Filing Date	(7) Statutes
Alcatel-Lucent	ALU	013904305	53,800 42,900 42,450 69,300 75,325 52,175 78,000 60,525 2,375	4/1/11 4/4/11 4/26/11 10/7/11 10/10/11 10/11/11 10/12/11 10/13/11 10/14/11	None	Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

The following procedures for shareholders to submit nominee candidates to the Registrant’s Nominating Committee (the “Committee”) were amended by the Registrant’s Board of Trustees as of January 5, 2012.

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds’ Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 3/9/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 3/9/12